UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report

June 30, 2019
(Unaudited)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of GuideStone Funds' (the "Trust") Annual and Semi-Annual Reports to Shareholders ("shareholder reports" or "reports") will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust's website (*GuideStoneFunds.com*), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Fund by calling **1-888-GS-FUNDS** (1-888-473-8637), enrolling at *My.GuideStone.org* or by contacting your financial intermediary (such as a broker-dealer).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, calling **1-888-GS-FUNDS** (1-888-473-8637) to let the Fund(s) know of your request. Your election to receive reports in paper will apply to all Funds held in your account.

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING YOUR PRIVACY RIGHTS
This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts, and/or personal advisory services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms;
•	Information about your transactions with us, our affiliates or others (including our third-party service providers);
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
These procedures will continue to remain in effect after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2019 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
During the first half of 2019, our staff continued to work diligently on behalf of all of our investors. As just one example of the diligent effort of the GuideStone® staff, on March 7, GuideStone Funds® was awarded the Lipper Fund Award from Refinitiv as the Best Overall Small Fund Family for 2019. The entire GuideStone Funds family won the Lipper Fund Award for 2019 Best Overall Small Company over 3 years (out of 29 eligible fund families as of November 30, 2018), based on risk-adjusted total return. Of the 222 small fund families considered, with up to $76.8 billion in assets under management, only 29 met the standards to be eligible. This marks the second time in less than a decade that GuideStone was honored with this top award.
We invite you to learn more about GuideStone Funds and all of the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
Matt L. Peden, CFA
Market Recap
The first six months of 2019 experienced a pronounced return of investor “risk on” sentiment. This renewed sense of optimism propelled the S&P 500® Index to multiple record-closing highs and the best first half of a year in more than 20 years. Market participants were actively looking for reasons to remain hopeful — this year’s bullishness has been sparked largely by an expectation that the Federal Reserve (“Fed”) will lower rates, which could serve to prolong the current economic cycle. Buoyed by the current feel-good market environment, the S&P 500® Index finished the six-month period ended June 30, 2019, up 18.54%, with the Dow Jones Industrial Average up 15.40% and the NASDAQ up 21.33%.
Despite slowing global economic growth and ongoing geopolitical challenges around the world, non-U.S. securities posted strong performance to start the year amidst a rebound in investor risk appetite and a dovish position by several global central banks, including the European Central Bank. The MSCI EAFE Index, which measures equity market performance in global developed markets (excluding the U.S. and Canada), finished up 14.03% for the six months ended June 30, 2019. The MSCI Emerging Markets Index, which measures equity market performance in 26 emerging market countries, finished up 10.58%. The Bloomberg Barclays Global Aggregate Bond Index, which provides a broad-based measure of the global investment grade bond market, was up 5.57%.
Spread compression was the primary driver of returns in U.S. fixed income markets over the first six months of the year. The broad U.S. investment grade market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, ended the most recent six-month period up 6.11%, while the Bloomberg Barclays U.S. High Yield – Corporate Index finished up 9.94%. Despite strong performance across the asset class, the major story this year has been falling U.S. Treasury yields and the first three-month/10-year yield curve inversion since 2007. This is a key indicator to watch, as inverted yield curves are often — but not always — a harbinger of an economic recession.
The table below summarizes the 2019 returns for each index described above.
Index	1 st Quarter 2019 Returns	2 nd Quarter 2019 Returns	YTD Returns as of June 30, 2019
U.S. Equities
S&P 500®	13.65%	4.30%	18.54%
Dow Jones Industrial Average	11.81%	3.21%	15.40%
NASDAQ	16.81%	3.87%	21.33%
International Equities
MSCI EAFE	9.98%	3.68%	14.03%
MSCI Emerging Markets	9.92%	0.61%	10.58%
U.S. Fixed Income
Bloomberg Barclays U.S. Aggregate Bond	2.94%	3.08%	6.11%
Bloomberg Barclays U.S. High Yield – Corporate	7.26%	2.50%	9.94%
Global Fixed Income
Bloomberg Barclays Global Aggregate Bond	2.20%	3.29%	5.57%

Tariffs and Trade
Tariffs remained a big headline grabber throughout the first half of 2019 as trade tensions between the U.S. and China continued to ebb and flow. Much of the news during the first three months of the year was somewhat positive, as the two nations agreed to a 90-day ceasefire and U.S. trade representatives expressed optimism that a broad trade pact could soon be reached. Those negotiations hit a major roadblock in May, however, as talks broke down and the U.S. hiked tariffs from 10% to 25% on $200 billion of Chinese goods (and threatened to add a 25% tariff on nearly all remaining goods shipped from China, representing another $325 billion). In retaliation, China increased tariffs to as high as 25% on $60 billion of U.S. goods. In June, relations thawed once again as the two countries agreed to resume trade negotiations and President Trump eased restrictions on Chinese technology company Huawei.
Trade battles this year haven’t been limited to China. In a surprise move, President Trump threatened in May to impose new tariffs on Mexico if the country didn’t work to stem the surge of illegal immigrants crossing the border into the U.S. Shortly after issuing the threat, the president walked it back, indicating that the U.S. and Mexico had come to an agreement and tariffs were “indefinitely suspended.” If Mexico’s actions do not produce desired results, however, the Trump administration could quickly put tariffs back on the table.
Monetary Policy
So far this year, the Fed has kept the Fed Funds rate unchanged at a range of 2.25% to 2.50%. In testimony before Congress at the end of February, Fed Chairman Powell stated that slowing global growth, muted inflationary pressures and a Fed Funds rate “in the range of neutral” lend support to a patient, data-dependent approach to future rate adjustments. At the conclusion of its March meeting, the Fed announced that no rate hikes will occur in 2019 and that the runoff of its balance sheet (aka “quantitative tightening ”) that began in October 2017 would end by September of this year. This was a pronounced about-face from late last year, when the central bank estimated that two rate hikes would be appropriate in 2019 and declared the balance sheet runoff to be “on autopilot.” This updated view reflects reduced GDP growth expectations, an acknowledgement of weakening economic data points and inflation below its target level.
While the central bank publicly promoted patience throughout the first half of the year, several Fed officials believe the case for accommodation has strengthened in recent months. While the Fed has not yet announced a formal plan to cut rates, Powell stated during the second quarter that the central bank will act as appropriate to sustain economic expansion, strong labor markets and inflation near 2%. To that extent, the market now expects multiple rate cuts by the end of 2019.
Conclusion
Despite the high-flying nature of the recent market environment, most — if not all — of the good news has likely been priced in. Through the first half of 2019, the bull market thesis has been driven by four pillars: (1) The Fed will support the markets with a pre-emptive rate cut in the near future; (2) the U.S. and China will reach a mutually beneficial trade agreement; (3) corporate earnings will recover in response to continued economic expansion; and (4) interest rates will stabilize as the yield curve returns to a more normal slope. All four of these pillars were violated and/or appropriately questioned at some point over the past six months, supporting our belief that the market’s headwinds outweigh the tailwinds and that stocks are not appropriately priced for the potential risks. As a result, our outlook remains one of caution, as we think it is likely that a correction could occur at some point over the near term. During times of uncertainty, it is important that investors are appropriately diversified and remain committed to their long-term investing strategy. As always, we do not believe in trying to time the market.

Thank you for your continued confidence in GuideStone®. We strive to manage the GuideStone Funds® lineup with strong conviction and prudent stewardship, while remaining proactive with respect to investor demands. As such, we welcome any comments, questions or concerns that you may have. For additional commentary on capital markets and information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
Matt L. Peden, CFA
Vice President - Chief Investment Officer
Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.
The Lipper Awards for Best Overall Small Fund Family are based on a review of 29 fund families for 2019 and based on risk-adjusted performance for the three-year period ending November 30, 2018. Award for U.S. Region Only.
The Refinitiv Lipper Fund Awards are based on Overall/Small fund family groups will need to have at least three distinct portfolios in one of the asset classes – equity, bond or mixed asset. The lowest average decile rank of the three years’ Consistent Return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period. The Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. The Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. Additional information is available at www.lipperfundawards.com.
Our first recognition as the Best Overall Small Fund Family came in 2012 for the Best Overall Small Company Award (out of 26 eligible fund families as of November 30, 2011). Of the 182 Small fund families, only 26 met the standards to be considered for the Best Overall Small Fund Family with up to $40 billion in assets under management. At that time, fund groups with at least three equity, three bond and three mixed-asset classes were eligible for a group award, with the lowest average decile rank of the three years’ consistent return measure of the eligible funds per asset class and group determining the award winner over the 3-year period ended 11/30/2011. In case of identical results, the lower average percentile rank was determined the winner.
Group Methodology: For the 2019 Refinitiv Lipper Fund Awards (based on three-year period ending November 30, 2018), a small fund family is defined as having assets of $76.8 billion or less.
From Refinitiv Lipper Awards, ©2019 Refinitiv. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,100.00	0.06%	$0.31
	Investor	1,000.00	1,098.90	0.31	1.61
MyDestination 2025	Institutional	1,000.00	1,118.00	0.09	0.47
	Investor	1,000.00	1,116.80	0.33	1.73
MyDestination 2035	Institutional	1,000.00	1,141.00	0.13	0.69
	Investor	1,000.00	1,139.90	0.38	2.02
MyDestination 2045	Institutional	1,000.00	1,152.30	0.13	0.69
	Investor	1,000.00	1,151.00	0.38	2.03
MyDestination 2055	Institutional	1,000.00	1,155.10	0.15	0.80
	Investor	1,000.00	1,154.30	0.39	2.08
Conservation Allocation	Institutional	1,000.00	1,074.50	0.15	0.77
	Investor	1,000.00	1,072.70	0.40	2.06
Balanced Allocation	Institutional	1,000.00	1,118.30	0.12	0.64
	Investor	1,000.00	1,116.50	0.38	1.99
Growth Allocation	Institutional	1,000.00	1,149.70	0.12	0.64
	Investor	1,000.00	1,147.90	0.38	2.02

Actual
Fund	Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation	Institutional	$1,000.00	$1,178.10	0.13%	$0.68
	Investor	1,000.00	1,176.80	0.38	2.05
Money Market	Institutional	1,000.00	1,011.50	0.14	0.70
	Investor	1,000.00	1,010.20	0.41	2.04
Low-Duration Bond	Institutional	1,000.00	1,026.60	0.35	1.76
	Investor	1,000.00	1,026.00	0.61	3.06
Medium-Duration Bond	Institutional	1,000.00	1,067.80	0.38	1.95
	Investor	1,000.00	1,067.10	0.65	3.33
Extended-Duration Bond	Institutional	1,000.00	1,095.00	0.56	2.91
	Investor	1,000.00	1,093.50	0.83	4.31
Global Bond	Institutional	1,000.00	1,087.00	0.54	2.79
	Investor	1,000.00	1,085.90	0.82	4.24
Defensive Market Strategies	Institutional	1,000.00	1,128.30	0.66	3.50
	Investor	1,000.00	1,126.90	0.93	4.90
Equity Index	Institutional	1,000.00	1,185.30	0.14	0.76
	Investor	1,000.00	1,183.80	0.40	2.17
Value Equity	Institutional	1,000.00	1,165.60	0.62	3.33
	Investor	1,000.00	1,163.40	0.88	4.72
Growth Equity	Institutional	1,000.00	1,241.50	0.71	3.95
	Investor	1,000.00	1,239.70	0.97	5.36
Small Cap Equity	Institutional	1,000.00	1,200.20	1.00	5.46
	Investor	1,000.00	1,198.30	1.26	6.87
International Equity Index	Institutional	1,000.00	1,137.40	0.22	1.17
International Equity (3)	Institutional	1,000.00	1,152.50	1.22	6.51
	Investor	1,000.00	1,150.40	1.48	7.89
Emerging Markets Equity	Institutional	1,000.00	1,113.70	1.29	6.76
	Investor	1,000.00	1,111.20	1.55	8.11
Global Real Estate Securities	Institutional	1,000.00	1,158.30	0.81	4.33
	Investor	1,000.00	1,155.00	1.09	5.82
Strategic Alternatives (3)	Institutional	1,000.00	1,033.40	1.14	5.75
	Investor	1,000.00	1,031.40	1.43	7.20

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.50	0.06%	$0.30
	Investor	1,000.00	1,023.26	0.31	1.56
MyDestination 2025	Institutional	1,000.00	1,024.35	0.09	0.45
	Investor	1,000.00	1,023.16	0.33	1.66

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional	$1,000.00	$1,024.15	0.13%	$0.65
	Investor	1,000.00	1,022.91	0.38	1.91
MyDestination 2045	Institutional	1,000.00	1,024.15	0.13	0.65
	Investor	1,000.00	1,022.91	0.38	1.91
MyDestination 2055	Institutional	1,000.00	1,024.05	0.15	0.75
	Investor	1,000.00	1,022.86	0.39	1.96
Conservation Allocation	Institutional	1,000.00	1,024.05	0.15	0.75
	Investor	1,000.00	1,022.81	0.40	2.01
Balanced Allocation	Institutional	1,000.00	1,024.19	0.12	0.61
	Investor	1,000.00	1,022.91	0.38	1.91
Growth Allocation	Institutional	1,000.00	1,024.20	0.12	0.60
	Investor	1,000.00	1,022.91	0.38	1.91
Aggressive Allocation	Institutional	1,000.00	1,024.17	0.13	0.63
	Investor	1,000.00	1,022.91	0.38	1.91
Money Market	Institutional	1,000.00	1,024.10	0.14	0.70
	Investor	1,000.00	1,022.76	0.41	2.06
Low-Duration Bond	Institutional	1,000.00	1,023.06	0.35	1.76
	Investor	1,000.00	1,021.77	0.61	3.06
Medium-Duration Bond	Institutional	1,000.00	1,022.91	0.38	1.91
	Investor	1,000.00	1,021.57	0.65	3.26
Extended-Duration Bond	Institutional	1,000.00	1,022.02	0.56	2.81
	Investor	1,000.00	1,020.68	0.83	4.16
Global Bond	Institutional	1,000.00	1,022.12	0.54	2.71
	Investor	1,000.00	1,020.73	0.82	4.11
Defensive Market Strategies	Institutional	1,000.00	1,021.51	0.66	3.32
	Investor	1,000.00	1,020.18	0.93	4.66
Equity Index	Institutional	1,000.00	1,024.10	0.14	0.70
	Investor	1,000.00	1,022.81	0.40	2.01
Value Equity	Institutional	1,000.00	1,021.72	0.62	3.11
	Investor	1,000.00	1,020.43	0.88	4.41
Growth Equity	Institutional	1,000.00	1,021.27	0.71	3.56
	Investor	1,000.00	1,020.01	0.97	4.83
Small Cap Equity	Institutional	1,000.00	1,019.84	1.00	5.01
	Investor	1,000.00	1,018.55	1.26	6.31
International Equity Index	Institutional	1,000.00	1,023.70	0.22	1.10
International Equity (3)	Institutional	1,000.00	1,018.74	1.22	6.11
	Investor	1,000.00	1,017.46	1.48	7.40
Emerging Markets Equity	Institutional	1,000.00	1,018.40	1.29	6.46
	Investor	1,000.00	1,017.11	1.55	7.75
Global Real Estate Securities	Institutional	1,000.00	1,020.78	0.81	4.06
	Investor	1,000.00	1,019.39	1.09	5.46

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Strategic Alternatives (3)	Institutional	$1,000.00	$1,019.14	1.14%	$5.71
	Investor	1,000.00	1,017.70	1.43	7.15

(1)  Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)  Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2019 through June 30, 2019, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3)  The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBR FRA	—	Bank Bill Rate FRA
BBSW	—	Bank Bill Swap Rate
BUBOR	—	Budapest Interbank Offered Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
HY	—	High Yield
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
KORIBOR	—	Korea Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBOR	—	Mumbai Interbank Offered Rate
NIBOR	—	Norwegian Interbank Offered Rate
NSA	—	Not Seasonally Adjusted
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
SPDR	—	Standard and Poor's Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TIIE	—	The Equilibrium Interbank Interest Rate
US CPI	—	U.S. Consumer Price Index
UK RPI	—	UK Retail Price Index
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2019, the total market values and percentages of net assets for 144A securities by fund were as follows:
Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$258,600,569	26.74%
Medium-Duration Bond	271,413,876	16.33
Extended-Duration Bond	14,999,473	6.06
Global Bond	107,437,383	18.82
Defensive Market Strategies	85,392,005	7.36
International Equity Index	6,291,529	0.98
International Equity	4,910,262	0.40
Emerging Markets Equity	11,763,203	2.42
Global Real Estate Fund	545,947	0.23
Strategic Alternatives	45,343,231	11.23

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2019. Maturity date for money market instruments is the date of the next interest rate reset.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of June 30, 2019.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 1 in Notes to Schedules of Investments).
Ø	—	7-day current yield as of June 30, 2019 is disclosed.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Schedules of Investments). As of June 30, 2019, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$2,470,385	0.15%
Global Bond	30,844	0.01
Small Cap Equity	1,956,000	0.34
International Equity	—	—

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(T)	—	Par is denominated in Turkish Lira (TRY).
(U)	—	Par is denominated in British Pounds (GBP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is West Banc.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The ICE BofAML 0-3 Month U.S. Treasury Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.
The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of The ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.
The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	8,139,494	$ 8,139,494
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,269,568	97,412,206
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	10,921,164	164,145,094
GuideStone Global Bond Fund (Institutional Class)∞	6,593,157	65,997,502
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	5,356,644	70,011,334
GuideStone Equity Index Fund (Institutional Class)∞	3,478,212	112,554,948
GuideStone Small Cap Equity Fund (Institutional Class)∞	699,208	10,942,612
GuideStone International Equity Index Fund (Institutional Class)∞	6,196,334	65,123,471
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,917,641	18,601,120
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	552,061	5,592,375
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,972,175	30,316,185
Total Mutual Funds (Cost $630,098,987)		648,836,341

	Par	Value
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $198,177)	$200,000	$ 198,367
TOTAL INVESTMENTS — 99.8% (Cost $630,297,164)		649,034,708
Other Assets in Excess of Liabilities — 0.2%		1,151,497
NET ASSETS — 100.0%		$650,186,205
PORTFOLIO SUMMARY (based on net assets)
	%
Fixed Income Select Funds	51.5
U.S. Equity Select Funds	29.8
Non-U.S. Equity Select Funds	12.9
Alternative Select Funds	4.7
Real Return Select Funds	0.9
U.S. Treasury Obligation	—	**
	99.8

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	28	$3,583,125	$77,169
MSCI EAFE Index E-Mini	09/2019	11	1,057,815	29,895
MSCI Emerging Markets E-Mini	09/2019	5	263,350	9,645
S&P 500® E-Mini	09/2019	7	1,030,470	15,997
Total Futures Contracts outstanding at June 30, 2019			$5,934,760	$132,706

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$648,836,341	$648,836,341	$ —	$ —
U.S. Treasury Obligation	198,367	—	198,367	—
Total Assets - Investments in Securities	$649,034,708	$648,836,341	$198,367	$ —
Other Financial Instruments***
Futures Contracts	$ 132,706	$ 132,706	$ —	$ —
Total Assets - Other Financial Instruments	$ 132,706	$ 132,706	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	25,355,186	$ 25,355,186
GuideStone Low-Duration Bond Fund (Institutional Class)∞	4,878,258	65,368,663
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	22,032,680	331,151,181
GuideStone Global Bond Fund (Institutional Class)∞	9,935,434	99,453,699
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	10,986,659	143,595,636
GuideStone Equity Index Fund (Institutional Class)∞	9,854,330	318,886,125
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,041,981	31,956,995
GuideStone International Equity Index Fund (Institutional Class)∞	17,542,714	184,373,925
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,329,836	51,699,407
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,450,141	14,689,930
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,316,727	33,830,620
Total Mutual Funds (Cost $1,256,888,196)		1,300,361,367

	Par	Value
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $594,530)	$600,000	$ 595,102
TOTAL INVESTMENTS — 100.0% (Cost $1,257,482,726)		1,300,956,469
Liabilities in Excess of Other Assets — (0.0)%		(280,400)
NET ASSETS — 100.0%		$1,300,676,069
PORTFOLIO SUMMARY (based on net assets)
	%
Fixed Income Select Funds	40.1
U.S. Equity Select Funds	38.0
Non-U.S. Equity Select Funds	18.2
Alternative Select Funds	2.6
Real Return Select Funds	1.1
U.S. Treasury Obligation	—	**
	100.0

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	79	$10,109,531	$174,623
MSCI EAFE Index E-Mini	09/2019	42	4,038,930	114,134
MSCI Emerging Markets E-Mini	09/2019	20	1,053,400	38,194
S&P 500® E-Mini	09/2019	56	8,243,760	113,611
Total Futures Contracts outstanding at June 30, 2019			$23,445,621	$440,562

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,300,361,367	$1,300,361,367	$ —	$ —
U.S. Treasury Obligation	595,102	—	595,102	—
Total Assets - Investments in Securities	$1,300,956,469	$1,300,361,367	$595,102	$ —
Other Financial Instruments***
Futures Contracts	$ 440,562	$ 440,562	$ —	$ —
Total Assets - Other Financial Instruments	$ 440,562	$ 440,562	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	17,875,996	$ 17,875,996
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	9,300,022	139,779,335
GuideStone Global Bond Fund (Institutional Class)∞	3,497,961	35,014,589
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	3,654,870	47,769,148
GuideStone Equity Index Fund (Institutional Class)∞	9,454,951	305,962,200
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,978,052	30,956,521
GuideStone International Equity Index Fund (Institutional Class)∞	16,680,665	175,313,792
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,169,767	50,146,738
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,198,392	12,139,715
Total Mutual Funds (Cost $784,661,950)		814,958,034

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, Ω‡‡ (Cost $743,163)	$750,000	$ 743,878
TOTAL INVESTMENTS — 100.0% (Cost $785,405,113)		815,701,912
Liabilities in Excess of Other Assets — (0.0)%		(36,246)
NET ASSETS — 100.0%		$815,665,666
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	47.2
Non-U.S. Equity Select Funds	27.6
Fixed Income Select Funds	23.6
Real Return Select Funds	1.5
U.S. Treasury Obligation	0.1
100.0

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	31	$ 3,967,031	$ 73,375
MSCI EAFE Index E-Mini	09/2019	40	3,846,600	108,600
MSCI Emerging Markets E-Mini	09/2019	24	1,264,080	45,765
S&P 500® E-Mini	09/2019	56	8,243,760	127,979
Total Futures Contracts outstanding at June 30, 2019			$17,321,471	$355,719

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$814,958,034	$814,958,034	$ —	$ —
U.S. Treasury Obligation	743,878	—	743,878	—
Total Assets - Investments in Securities	$815,701,912	$814,958,034	$743,878	$ —
Other Financial Instruments***
Futures Contracts	$ 355,719	$ 355,719	$ —	$ —
Total Assets - Other Financial Instruments	$ 355,719	$ 355,719	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	13,975,328	$ 13,975,328
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	3,244,543	48,765,472
GuideStone Global Bond Fund (Institutional Class)∞	1,211,299	12,125,102
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,275,283	29,737,947
GuideStone Equity Index Fund (Institutional Class)∞	8,401,778	271,881,548
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,750,841	27,400,668
GuideStone International Equity Index Fund (Institutional Class)∞	14,824,669	155,807,267
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,592,443	44,546,698
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,039,039	10,525,464
Total Mutual Funds (Cost $590,378,227)		614,765,494

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $644,074)	$650,000	$ 644,694
TOTAL INVESTMENTS — 100.0% (Cost $591,022,301)		615,410,188
Other Assets in Excess of Liabilities — 0.0%		292,985
NET ASSETS — 100.0%		$615,703,173
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	53.5
Non-U.S. Equity Select Funds	32.5
Fixed Income Select Funds	12.2
Real Return Select Funds	1.7
U.S. Treasury Obligation	0.1
100.0

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	11	$ 1,407,656	$30,317
MSCI EAFE Index E-Mini	09/2019	42	4,038,930	114,134
MSCI Emerging Markets E-Mini	09/2019	22	1,158,740	41,923
S&P 500® E-Mini	09/2019	50	7,360,500	114,265
Total Futures Contracts outstanding at June 30, 2019			$13,965,826	$300,639

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$614,765,494	$614,765,494	$ —	$ —
U.S. Treasury Obligation	644,694	—	644,694	—
Total Assets - Investments in Securities	$615,410,188	$614,765,494	$644,694	$ —
Other Financial Instruments***
Futures Contracts	$ 300,639	$ 300,639	$ —	$ —
Total Assets - Other Financial Instruments	$ 300,639	$ 300,639	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	4,196,904	$ 4,196,904
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	658,551	9,898,026
GuideStone Global Bond Fund (Institutional Class)∞	246,805	2,470,516
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	674,995	8,822,188
GuideStone Equity Index Fund (Institutional Class)∞	2,547,815	82,447,283
GuideStone Small Cap Equity Fund (Institutional Class)∞	528,283	8,267,634
GuideStone International Equity Index Fund (Institutional Class)∞	4,506,421	47,362,489
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,384,581	13,430,432
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	318,652	3,227,941
Total Mutual Funds (Cost $175,312,670)		180,123,413

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.45%, 07/25/19Ω‡‡ (Cost $199,677)	$200,000	$ 199,741
TOTAL INVESTMENTS — 99.9% (Cost $175,512,347)		180,323,154
Other Assets in Excess of Liabilities — 0.1%		143,265
NET ASSETS — 100.0%		$180,466,419
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	55.2
Non-U.S. Equity Select Funds	33.6
Fixed Income Select Funds	9.2
Real Return Select Funds	1.8
U.S. Treasury Obligation	0.1
99.9

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	2	$ 255,938	$ 5,512
MSCI EAFE Index E-Mini	09/2019	11	1,057,815	29,895
MSCI Emerging Markets E-Mini	09/2019	6	316,020	11,561
S&P 500® E-Mini	09/2019	16	2,355,360	33,145
Total Futures Contracts outstanding at June 30, 2019			$3,985,133	$80,113

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$180,123,413	$180,123,413	$ —	$ —
U.S. Treasury Obligation	199,741	—	199,741	—
Total Assets - Investments in Securities	$180,323,154	$180,123,413	$199,741	$ —
Other Financial Instruments***
Futures Contracts	$ 80,113	$ 80,113	$ —	$ —
Total Assets - Other Financial Instruments	$ 80,113	$ 80,113	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 198,367	$ 595,102
Investments in securities of affiliated issuers, at value	648,836,341	1,300,361,367
Total investments, at value(1)	649,034,708	1,300,956,469
Receivables:
Dividends	13,797	41,570
Interest	—	99
From advisor	—	—
Fund shares sold	1,340,293	385,760
Variation margin on futures contracts	10,135	54,497
Prepaid expenses and other assets	40,176	50,605
Total Assets	650,439,109	1,301,489,000
Liabilities
Payables:
Fund shares redeemed	42,826	434,099
Accrued expenses:
Investment advisory fees	52,768	104,984
Shareholder servicing fees	109,282	205,674
Other expenses	48,028	68,174
Total Liabilities	252,904	812,931
Net Assets	$650,186,205	$1,300,676,069
Net Assets Consist of:
Paid-in-capital	$619,448,474	$1,233,891,212
Distributable earnings (loss)	30,737,731	66,784,857
Net Assets	$650,186,205	$1,300,676,069
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$112,609,309	$ 282,092,673
Institutional shares outstanding	10,894,227	27,563,997
Net asset value, offering and redemption price per Institutional share	$ 10.34	$ 10.23
Net assets applicable to the Investor Class	$537,576,896	$1,018,583,396
Investor shares outstanding	52,044,023	99,528,932
Net asset value, offering and redemption price per Investor share	$ 10.33	$ 10.23

(1)Investments in securities of unaffiliated issuers, at cost	$ 198,177	$ 594,530
Investments in securities of affiliated issuers, at cost	630,098,987	1,256,888,196
Total investments, at cost	$630,297,164	$1,257,482,726

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 743,878	$ 644,694	$ 199,741
814,958,034	614,765,494	180,123,413
815,701,912	615,410,188	180,323,154

31,698	24,825	7,164
68	244	90
—	—	4,738
220,724	400,870	192,114
54,169	50,784	15,172
5,377	2,585	4,561
816,013,948	615,889,496	180,546,993

111,644	9,273	7,247

65,500	49,325	14,377
123,873	86,780	24,549
47,265	40,945	34,401
348,282	186,323	80,574
$815,665,666	$615,703,173	$180,466,419

$772,429,766	$581,772,803	$171,154,851
43,235,900	33,930,370	9,311,568
$815,665,666	$615,703,173	$180,466,419

$198,457,557	$182,340,894	$ 57,168,832
20,107,308	19,278,863	4,310,282
$ 9.87	$ 9.46	$ 13.26
$617,208,109	$433,362,279	$123,297,587
62,582,902	45,880,613	9,313,718
$ 9.86	$ 9.45	$ 13.24

$ 743,163	$ 644,074	$ 199,677
784,661,950	590,378,227	175,312,670
$785,405,113	$591,022,301	$175,512,347
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 5,760,893
Interest	3,130
Total Investment Income	5,764,023
Expenses
Investment advisory fees	314,188
Transfer agent fees:
Institutional shares	2,064
Investor shares	11,097
Custodian fees	13,931
Shareholder servicing fees:
Investor shares	648,875
Accounting and administration fees	13,869
Professional fees	23,940
Blue sky fees:
Institutional shares	5,361
Investor shares	8,706
Shareholder reporting fees:
Institutional shares	355
Investor shares	5,909
Trustees expenses	2,700
Line of credit facility fees and interest expense	2,139
Other expenses	17,189
Total Expenses	1,070,323
Expenses waived/reimbursed net of amount recaptured(1)	(222,872)
Net Expenses	847,451
Net Investment Income	4,916,572
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	524,453
Net realized gain on investment securities of affiliated issuers	2,584,749
Net realized gain on futures transactions	411,537
Net realized gain	3,520,739
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	50,329,450
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	131
Change in unrealized appreciation (depreciation) on futures	168,546
Net change in unrealized appreciation (depreciation)	50,498,127
Net Realized and Unrealized Gain	54,018,866
Net Increase in Net Assets Resulting from Operations	$58,935,438

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 10,432,103	$ 5,486,628	$ 3,534,630	$ 987,870
6,220	6,812	4,985	—
10,438,323	5,493,440	3,539,615	987,870

614,546	381,900	288,395	85,161

2,238	2,260	2,315	2,258
15,578	10,645	9,618	7,825
16,856	15,018	13,989	13,692

1,197,813	714,590	499,724	137,454
27,129	16,860	12,732	3,760
23,941	23,940	23,941	23,939

6,167	4,156	4,064	5,741
5,144	4,994	4,739	1,820

861	880	668	640
8,993	5,431	4,091	1,854
5,079	3,245	2,503	1,283
3,119	1,711	1,352	722
27,866	25,427	20,997	15,009
1,955,330	1,211,057	889,128	301,158
(241,884)	(16,344)	(7,270)	(40,832)
1,713,446	1,194,713	881,858	260,326
8,724,877	4,298,727	2,657,757	727,544

1,168,102	595,693	456,973	136,651
4,665,949	2,067,947	1,501,300	2,274,378
1,262,601	1,280,779	1,154,207	453,073
7,096,652	3,944,419	3,112,480	2,864,102
118,465,474	89,203,670	72,790,320	19,731,827
425	509	458	70
671,665	686,436	623,323	145,312
119,137,564	89,890,615	73,414,101	19,877,209
126,234,216	93,835,034	76,526,581	22,741,311
$134,959,093	$98,133,761	$79,184,338	$23,468,855
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18	06/30/19	12/31/18
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 4,916,572	$ 10,846,431	$ 8,724,877	$ 18,066,593
Net realized gain on investment securities and futures transactions	3,520,739	17,611,538	7,096,652	43,698,728
Net change in unrealized appreciation (depreciation) on investment securities and futures	50,498,127	(50,445,913)	119,137,564	(120,607,296)
Net increase (decrease) in net assets resulting from operations	58,935,438	(21,987,944)	134,959,093	(58,841,975)
Distributions to Shareholders:
Institutional shares	—	(6,604,455)	—	(16,350,338)
Investor shares	—	(30,285,425)	—	(55,692,414)
Total distributions	—	(36,889,880)	—	(72,042,752)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	9,551,959	16,426,731	25,391,626	56,134,192
Investor shares	24,138,511	78,979,838	50,684,001	112,982,675
Reinvestment of dividends and distributions
Institutional shares	—	6,604,455	—	16,350,338
Investor shares	—	30,278,786	—	55,690,937
Total proceeds from shares sold and reinvested	33,690,470	132,289,810	76,075,627	241,158,142
Value of shares redeemed
Institutional shares	(11,610,175)	(17,508,898)	(23,432,732)	(15,193,743)
Investor shares	(31,339,163)	(85,707,539)	(25,281,767)	(57,333,646)
Total value of shares redeemed	(42,949,338)	(103,216,437)	(48,714,499)	(72,527,389)
Net increase (decrease) from capital share transactions(1)	(9,258,868)	29,073,373	27,361,128	168,630,753
Total increase (decrease) in net assets	49,676,570	(29,804,451)	162,320,221	37,746,026
Net Assets:
Beginning of Period	600,509,635	630,314,086	1,138,355,848	1,100,609,822
End of Period	$650,186,205	$ 600,509,635	$1,300,676,069	$1,138,355,848

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/19	12/31/18	06/30/19	12/31/18	06/30/19	12/31/18
(Unaudited)		(Unaudited)		(Unaudited)

$ 4,298,727	$ 9,161,754	$ 2,657,757	$ 6,153,336	$ 727,544	$ 1,647,212
3,944,419	33,087,247	3,112,480	30,163,206	2,864,102	9,328,162
89,890,615	(93,205,222)	73,414,101	(80,537,920)	19,877,209	(24,338,304)
98,133,761	(50,956,221)	79,184,338	(44,221,378)	23,468,855	(13,362,930)

—	(12,321,756)	—	(12,439,781)	—	(4,137,262)
—	(35,422,853)	—	(26,848,548)	—	(7,020,293)
—	(47,744,609)	—	(39,288,329)	—	(11,157,555)

18,360,806	42,767,692	14,375,356	35,535,113	10,059,877	23,647,962
38,833,294	74,504,056	29,072,156	56,272,089	17,460,384	30,548,502

—	12,321,756	—	12,439,781	—	4,137,262
—	35,422,853	—	26,848,548	—	7,020,226
57,194,100	165,016,357	43,447,512	131,095,531	27,520,261	65,353,952

(18,259,177)	(8,920,967)	(17,052,500)	(6,748,975)	(15,552,660)	(2,598,836)
(9,645,994)	(20,380,091)	(7,452,785)	(12,750,653)	(3,688,145)	(5,701,187)
(27,905,171)	(29,301,058)	(24,505,285)	(19,499,628)	(19,240,805)	(8,300,023)
29,288,929	135,715,299	18,942,227	111,595,903	8,279,456	57,053,929
127,422,690	37,014,469	98,126,565	28,086,196	31,748,311	32,533,444

688,242,976	651,228,507	517,576,608	489,490,412	148,718,108	116,184,664
$815,665,666	$688,242,976	$615,703,173	$517,576,608	$180,466,419	$148,718,108
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net(1)(3)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2019(5)	$ 9.40	$0.09	$ 0.85	$ 0.94	$ —	$ —	$ —	$10.34	10.00%	$ 112,609	0.06%	0.14%	1.76%	3%
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(6)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2019(5)	$ 9.40	$0.08	$ 0.85	$ 0.93	$ —	$ —	$ —	$10.33	9.89%	$ 537,577	0.31%	0.38%	1.52%	3%
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	(0.38)	(0.23)	(0.14)	(1.28)	(1.42)	9.19	(2.06)	479,512	0.28	0.31	1.41	108 (7)
2014	10.97	0.15	0.28	0.43	(0.22)	(0.34)	(0.56)	10.84	3.92	480,325	0.14	0.14	1.29	6

MyDestination 2025 Fund
Institutional Class
2019(5)	$ 9.15	$0.08	$ 1.00	$ 1.08	$ —	$ —	$ —	$10.23	11.80%	$ 282,093	0.09%	0.12%	1.60%	3%
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(6)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2019(5)	$ 9.16	$0.07	$ 1.00	$ 1.07	$ —	$ —	$ —	$10.23	11.68%	$1,018,583	0.33%	0.37%	1.37%	3%
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	(0.48)	(0.32)	(0.13)	(1.33)	(1.46)	8.88	(2.91)	707,698	0.28	0.31	1.46	110 (7)
2014	10.80	0.14	0.28	0.42	(0.22)	(0.34)	(0.56)	10.66	3.88	658,695	0.14	0.14	1.23	3

MyDestination 2035 Fund
Institutional Class
2019(5)	$ 8.65	$0.06	$ 1.16	$ 1.22	$ —	$ —	$ —	$ 9.87	14.10%	$ 198,458	0.13%	0.13%	1.28%	2%
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(6)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2019(5)	$ 8.65	$0.05	$ 1.16	$ 1.21	$ —	$ —	$ —	$ 9.86	13.99%	$ 617,208	0.38%	0.38%	1.07%	2%
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	(0.62)	(0.47)	(0.12)	(1.54)	(1.66)	8.36	(4.30)	391,279	0.28	0.32	1.41	120 (7)
2014	10.79	0.12	0.17	0.29	(0.19)	(0.40)	(0.59)	10.49	2.70	358,812	0.15	0.15	1.10	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.43%, 0.41%, 0.36%, 0.35% and 0.35%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net(1)(3)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2019(5)	$ 8.21	$0.05	$ 1.20	$ 1.25	$ —	$ —	$ —	$ 9.46	15.23%	$182,341	0.13%	0.13%	1.06%	3%
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(6)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2019(5)	$ 8.21	$0.04	$ 1.20	$ 1.24	$ —	$ —	$ —	$ 9.45	15.10%	$433,362	0.38%	0.39%	0.86%	3%
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	(0.59)	(0.47)	(0.09)	(1.49)	(1.58)	7.95	(4.46)	281,718	0.29	0.34	1.22	124 (7)
2014	10.37	0.10	0.13	0.23	(0.17)	(0.43)	(0.60)	10.00	2.23	253,395	0.20	0.17	0.92	4

MyDestination 2055 Fund
Institutional Class
2019(5)	$11.48	$0.06	$ 1.72	$ 1.78	$ —	$ —	$ —	$13.26	15.51%	$ 57,169	0.15%	0.20%	0.91%	9%
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(6)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2019(5)	$11.47	$0.01	$ 1.76	$ 1.77	$ —	$ —	$ —	$13.24	15.43%	$123,298	0.39%	0.44%	0.82%	9%
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	(0.73)	(0.57)	(0.13)	(0.85)	(0.98)	11.05	(4.48)	38,465	0.30	0.65	1.29	124 (7)
2014	12.95	0.14	0.15	0.29	(0.21)	(0.43)	(0.64)	12.60	2.25	27,813	0.20	0.62	1.02	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.43%, 0.41%, 0.36%, 0.35% and 0.35%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	6,242,281	$ 6,242,281
GuideStone Low-Duration Bond Fund (Institutional Class)∞	18,313,546	245,401,515
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,440,015	66,733,420
GuideStone Global Bond Fund (Institutional Class)∞	1,674,467	16,761,411
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,931,987	38,321,073
GuideStone Value Equity Fund (Institutional Class)∞	1,548,029	30,031,762
GuideStone Growth Equity Fund (Institutional Class)∞	1,136,187	29,824,902
GuideStone Small Cap Equity Fund (Institutional Class)∞	377,645	5,910,141
GuideStone International Equity Fund (Institutional Class)∞	2,532,708	34,267,541
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,032,587	10,016,096
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	593,956	6,016,776
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,468,262	25,176,276
Total Mutual Funds (Cost $509,880,551)		514,703,194

	Par	Value
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $99,088)	$100,000	$ 99,184
TOTAL INVESTMENTS — 100.0% (Cost $509,979,639)		514,802,378
Liabilities in Excess of Other Assets — (0.0)%		(94,782)
NET ASSETS — 100.0%		$514,707,596
PORTFOLIO SUMMARY (based on net assets)
	%
Fixed Income Select Funds	65.2
U.S. Equity Select Funds	20.1
Non-U.S. Equity Select Funds	8.6
Alternative Select Funds	4.9
Real Return Select Funds	1.2
U.S. Treasury Obligation	—	**
	100.0

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2019	5	$ 480,825	$13,646
MSCI Emerging Markets E-Mini	09/2019	4	210,680	7,720
S&P 500® E-Mini	09/2019	7	1,030,470	15,997
2-Year U.S. Treasury Note	09/2019	27	5,809,852	18,731
Total Futures Contracts outstanding at June 30, 2019			$7,531,827	$56,094

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$514,703,194	$514,703,194	$ —	$ —
U.S. Treasury Obligation	99,184	—	99,184	—
Total Assets - Investments in Securities	$514,802,378	$514,703,194	$ 99,184	$ —
Other Financial Instruments***
Futures Contracts	$ 56,094	$ 56,094	$ —	$ —
Total Assets - Other Financial Instruments	$ 56,094	$ 56,094	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	33,981,819	$ 33,981,820
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,287,900	97,657,860
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	24,522,446	368,572,370
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	3,704,950	66,948,444
GuideStone Global Bond Fund (Institutional Class)∞	13,340,900	133,542,408
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	12,346,707	161,371,459
GuideStone Value Equity Fund (Institutional Class)∞	8,741,779	169,590,503
GuideStone Growth Equity Fund (Institutional Class)∞	6,477,798	170,042,191
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,085,801	32,642,793
GuideStone International Equity Fund (Institutional Class)∞	14,331,705	193,907,970
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,615,578	54,471,108
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,162,662	32,037,764
GuideStone Strategic Alternatives Fund (Institutional Class)∞	5,937,089	60,558,310
Total Mutual Funds (Cost $1,575,471,493)		1,575,325,000

	Par	Value
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,089,972)	$1,100,000	$ 1,091,021
TOTAL INVESTMENTS — 100.0% (Cost $1,576,561,465)		1,576,416,021
Liabilities in Excess of Other Assets — (0.0)%		(633,680)
NET ASSETS — 100.0%		$1,575,782,341
PORTFOLIO SUMMARY (based on net assets)
	%
Fixed Income Select Funds	44.5
U.S. Equity Select Funds	33.9
Non-U.S. Equity Select Funds	15.8
Alternative Select Funds	3.8
Real Return Select Funds	2.0
U.S. Treasury Obligation	—	**
	100.0

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	30	$ 3,839,062	$82,682
U.S. Treasury Long Bond	09/2019	22	3,423,063	115,657
MSCI EAFE Index E-Mini	09/2019	54	5,192,910	146,731
MSCI Emerging Markets E-Mini	09/2019	37	1,948,790	70,475
S&P 500® E-Mini	09/2019	72	10,599,120	164,542
5-Year U.S. Treasury Note	09/2019	43	5,080,719	73,727
Total Futures Contracts outstanding at June 30, 2019			$30,083,664	$653,814

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,575,325,000	$1,575,325,000	$ —	$ —
U.S. Treasury Obligation	1,091,021	—	1,091,021	—
Total Assets - Investments in Securities	$1,576,416,021	$1,575,325,000	$1,091,021	$ —
Other Financial Instruments***
Futures Contracts	$ 653,814	$ 653,814	$ —	$ —
Total Assets - Other Financial Instruments	$ 653,814	$ 653,814	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	28,308,380	$ 28,308,380
GuideStone Low-Duration Bond Fund (Institutional Class)∞	2,564,496	34,364,242
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,439,422	126,844,508
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	1,255,654	22,689,675
GuideStone Global Bond Fund (Institutional Class)∞	4,567,421	45,719,881
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,239,266	55,407,204
GuideStone Value Equity Fund (Institutional Class)∞	11,721,401	227,395,188
GuideStone Growth Equity Fund (Institutional Class)∞	8,633,823	226,637,852
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,796,680	43,768,038
GuideStone International Equity Fund (Institutional Class)∞	19,041,143	257,626,668
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,435,574	72,125,069
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,531,929	35,778,439
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,867,197	29,245,406
Total Mutual Funds (Cost $1,237,651,305)		1,205,910,550

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,486,326)	$1,500,000	$ 1,487,756
TOTAL INVESTMENTS — 100.0% (Cost $1,239,137,631)		1,207,398,306
Liabilities in Excess of Other Assets — (0.0)%		(66,702)
NET ASSETS — 100.0%		$1,207,331,604
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	45.8
Non-U.S. Equity Select Funds	27.3
Fixed Income Select Funds	21.4
Real Return Select Funds	3.0
Alternative Select Funds	2.4
U.S. Treasury Obligation	0.1
100.0

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2019	12	$ 1,535,625	$33,084
U.S. Treasury Long Bond	09/2019	9	1,400,344	47,357
MSCI EAFE Index E-Mini	09/2019	70	6,731,550	190,222
MSCI Emerging Markets E-Mini	09/2019	44	2,317,480	83,868
S&P 500® E-Mini	09/2019	93	13,690,530	212,534
5-Year U.S. Treasury Note	09/2019	21	2,481,281	36,006
Total Futures Contracts outstanding at June 30, 2019			$28,156,810	$603,071

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,205,910,550	$1,205,910,550	$ —	$ —
U.S. Treasury Obligation	1,487,756	—	1,487,756	—
Total Assets - Investments in Securities	$1,207,398,306	$1,205,910,550	$1,487,756	$ —
Other Financial Instruments***
Futures Contracts	$ 603,071	$ 603,071	$ —	$ —
Total Assets - Other Financial Instruments	$ 603,071	$ 603,071	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	17,799,620	$ 17,799,620
GuideStone Value Equity Fund (Institutional Class)∞	14,363,992	278,661,437
GuideStone Growth Equity Fund (Institutional Class)∞	10,593,835	278,088,175
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,454,144	54,057,350
GuideStone International Equity Fund (Institutional Class)∞	23,369,424	316,188,306
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,027,483	87,566,585
Total Mutual Funds (Cost $1,079,897,958)		1,032,361,473

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,288,149)	$1,300,000	1,289,388
TOTAL INVESTMENTS — 99.9% (Cost $1,081,186,107)		1,033,650,861
Other Assets in Excess of Liabilities — 0.1%		546,997
NET ASSETS — 100.0%		$1,034,197,858
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	59.0
Non-U.S. Equity Select Funds	39.1
Fixed Income Select Funds	1.7
U.S. Treasury Obligation	0.1
99.9

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2019	58	$ 5,577,570	$157,560
MSCI Emerging Markets E-Mini	09/2019	30	1,580,100	57,849
S&P 500® E-Mini	09/2019	79	11,629,590	180,540
Total Futures Contracts outstanding at June 30, 2019			$18,787,260	$395,949

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,032,361,473	$1,032,361,473	$ —	$ —
U.S. Treasury Obligation	1,289,388	—	1,289,388	—
Total Assets - Investments in Securities	$1,033,650,861	$1,032,361,473	$1,289,388	$ —
Other Financial Instruments***
Futures Contracts	$ 395,949	$ 395,949	$ —	$ —
Total Assets - Other Financial Instruments	$ 395,949	$ 395,949	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 99,184	$ 1,091,021	$ 1,487,756	$ 1,289,388
Investments in securities of affiliated issuers, at value	514,703,194	1,575,325,000	1,205,910,550	1,032,361,473
Total investments, at value(1)	514,802,378	1,576,416,021	1,207,398,306	1,033,650,861
Receivables:
Dividends from affiliated funds	12,020	59,551	54,880	34,610
Interest	—	53	116	52
Investment securities sold	—	—	—	1,000,000
Fund shares sold	386,502	344,689	245,833	77,021
Variation margin on futures contracts	5,460	66,992	88,755	76,325
Prepaid expenses and other assets	3,301	6,312	7,477	5,626
Total Assets	515,209,661	1,576,893,618	1,207,795,367	1,034,844,495
Liabilities
Cash Overdraft	97	—	—	154,761
Payables:
Fund shares redeemed	273,917	595,923	82,304	179,970
Accrued expenses:
Investment advisory fees	41,980	127,703	97,565	83,104
Shareholder servicing fees	85,195	249,873	188,060	165,065
Other expenses	100,876	137,778	95,834	63,737
Total Liabilities	502,065	1,111,277	463,763	646,637
Net Assets	$514,707,596	$1,575,782,341	$1,207,331,604	$1,034,197,858
Net Assets Consist of:
Paid-in-capital	$497,676,783	$1,517,291,555	$1,158,715,759	$ 982,515,092
Distributable earnings (loss)	17,030,813	58,490,786	48,615,845	51,682,766
Net Assets	$514,707,596	$1,575,782,341	$1,207,331,604	$1,034,197,858
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 96,816,798	$ 343,261,649	$ 276,730,854	$ 212,709,347
Institutional shares outstanding	8,292,003	27,731,768	21,847,260	17,012,977
Net asset value, offering and redemption price per Institutional share	$ 11.68	$ 12.38	$ 12.67	$ 12.50
Net assets applicable to the Investor Class	$417,890,798	$1,232,520,692	$ 930,600,750	$ 821,488,511
Investor shares outstanding	35,838,125	99,704,595	73,586,005	65,985,918
Net asset value, offering and redemption price per Investor share	$ 11.66	$ 12.36	$ 12.65	$ 12.45

(1)Investments in securities of unaffiliated issuers, at cost	$ 99,088	$ 1,089,972	$ 1,486,326	$ 1,288,149
Investments in securities of affiliated issuers, at cost	509,880,551	1,575,471,493	1,237,651,305	1,079,897,958
Total investments, at cost	$509,979,639	$1,576,561,465	$1,239,137,631	$1,081,186,107

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 4,738,150	$ 12,181,113	$ 6,217,001	$ 2,921,066
Interest	1,763	12,135	15,846	16,023
Total Investment Income	4,739,913	12,193,248	6,232,847	2,937,089
Expenses
Investment advisory fees	252,421	764,299	585,542	498,368
Transfer agent fees:
Institutional shares	1,899	2,005	1,941	1,881
Investor shares	16,470	27,107	19,835	16,407
Custodian fees	18,500	20,838	19,024	16,117
Shareholder servicing fees:
Investor shares	516,881	1,513,385	1,134,962	1,001,430
Accounting and administration fees	11,142	33,737	25,847	22,000
Professional fees	23,975	30,650	23,906	23,977
Blue sky fees:
Institutional shares	5,708	5,631	5,705	5,060
Investor shares	6,058	8,117	7,686	5,933
Shareholder reporting fees:
Institutional shares	154	242	270	122
Investor shares	9,006	21,549	14,044	9,069
Trustees expenses	4,049	6,405	5,051	4,383
Line of credit facility fees and interest expense	3,169	5,143	3,689	2,885
Other expenses	15,858	28,279	25,226	21,860
Total Expenses	885,290	2,467,387	1,872,728	1,629,492
Net Investment Income	3,854,623	9,725,861	4,360,119	1,307,597
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	646,350	3,353,658	3,543,279	3,960,247
Net realized loss on investment securities of affiliated issuers	(1,564,727)	(7,095,092)	(8,424,320)	(4,928,365)
Net realized gain on futures transactions	146,721	1,527,545	1,066,261	1,063,482
Net realized gain (loss)	(771,656)	(2,213,889)	(3,814,780)	95,364
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	32,437,074	159,957,231	158,797,116	157,071,200
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	67	814	1,180	945
Change in unrealized appreciation (depreciation) on futures	96,801	910,797	1,083,961	1,072,539
Net change in unrealized appreciation (depreciation)	32,533,942	160,868,842	159,882,257	158,144,684
Net Realized and Unrealized Gain	31,762,286	158,654,953	156,067,477	158,240,048
Net Increase in Net Assets Resulting from Operations	$35,616,909	$168,380,814	$160,427,596	$159,547,645
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18	06/30/19	12/31/18
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,854,623	$ 9,281,324	$ 9,725,861	$ 27,344,795
Net realized gain (loss) on investment securities and futures transactions	(771,656)	13,521,251	(2,213,889)	75,823,197
Net change in unrealized appreciation (depreciation) on investment securities and futures	32,533,942	(33,102,035)	160,868,842	(177,957,127)
Net increase (decrease) in net assets resulting from operations	35,616,909	(10,299,460)	168,380,814	(74,789,135)
Distributions to Shareholders:
Institutional shares	—	(2,972,759)	—	(13,477,706)
Investor shares	—	(12,862,446)	—	(49,835,500)
Total distributions	—	(15,835,205)	—	(63,313,206)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	8,143,351	16,045,556	31,281,459	15,120,577
Investor shares	22,047,650	45,071,229	21,211,402	45,373,813
Reinvestment of dividends and distributions
Institutional shares	—	2,959,667	—	13,403,701
Investor shares	—	12,839,159	—	49,814,872
Total proceeds from shares sold and reinvested	30,191,001	76,915,611	52,492,861	123,712,963
Value of shares redeemed
Institutional shares	(5,228,241)	(12,430,684)	(19,573,563)	(38,100,646)
Investor shares	(38,792,345)	(58,396,787)	(86,986,461)	(100,441,597)
Total value of shares redeemed	(44,020,586)	(70,827,471)	(106,560,024)	(138,542,243)
Net increase (decrease) from capital share transactions(1)	(13,829,585)	6,088,140	(54,067,163)	(14,829,280)
Total increase (decrease) in net assets	21,787,324	(20,046,525)	114,313,651	(152,931,621)
Net Assets:
Beginning of Period	492,920,272	512,966,797	1,461,468,690	1,614,400,311
End of Period	$514,707,596	$492,920,272	$1,575,782,341	$1,461,468,690

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/19	12/31/18	06/30/19	12/31/18
(Unaudited)		(Unaudited)

$ 4,360,119	$ 17,243,746	$ 1,307,597	$ 10,350,533
(3,814,780)	98,545,323	95,364	113,880,286
159,882,257	(205,234,045)	158,144,684	(226,239,328)
160,427,596	(89,444,976)	159,547,645	(102,008,509)

—	(10,661,534)	—	(6,776,974)
—	(34,763,236)	—	(28,239,358)
—	(45,424,770)	—	(35,016,332)

10,589,874	7,299,692	25,441,067	5,814,021
19,006,731	33,074,873	12,159,488	26,325,550

—	10,644,712	—	6,774,126
—	34,754,218	—	28,234,382
29,596,605	85,773,495	37,600,555	67,148,079

(14,976,199)	(22,129,719)	(10,241,809)	(16,481,653)
(65,339,577)	(83,535,607)	(62,133,301)	(64,716,255)
(80,315,776)	(105,665,326)	(72,375,110)	(81,197,908)
(50,719,171)	(19,891,831)	(34,774,555)	(14,049,829)
109,708,425	(154,761,577)	124,773,090	(151,074,670)

1,097,623,179	1,252,384,756	909,424,768	1,060,499,438
$1,207,331,604	$1,097,623,179	$1,034,197,858	$ 909,424,768
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net(1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2019(5)	$10.87	$0.10	$ 0.71	$ 0.81	$ —	$ —	$ —	$11.68	7.45%	$ 96,817	0.15%	0.15%	1.75%	3%
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(6)	11.51	0.05	(0.17)	(0.12)	(0.12)	(0.65)	(0.77)	10.62	(0.99)	70,895	0.18	0.20	4.36	92 (7)
Investor Class
2019(5)	$10.87	$0.08	$ 0.71	$ 0.79	$ —	$ —	$ —	$11.66	7.27%	$ 417,891	0.40%	0.40%	1.48%	3%
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	(0.34)	(0.20)	(0.12)	(0.65)	(0.77)	10.62	(1.69)	294,997	0.27	0.33	1.22	92 (7)
2014	11.84	0.14	0.02	0.16	(0.19)	(0.22)	(0.41)	11.59	1.40	311,438	0.12	0.16	1.17	20

Balanced Allocation Fund
Institutional Class
2019(5)	$11.07	$0.08	$ 1.23	$ 1.31	$ —	$ —	$ —	$12.38	11.83%	$ 343,262	0.12%	0.12%	1.45%	2%
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(6)	12.67	0.09	(0.32)	(0.23)	(0.16)	(1.58)	(1.74)	10.70	(1.73)	332,327	0.12	0.14	7.28	95 (7)
Investor Class
2019(5)	$11.07	$0.07	$ 1.22	$ 1.29	$ —	$ —	$ —	$12.36	11.65%	$1,232,521	0.38%	0.38%	1.21%	2%
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	(0.65)	(0.45)	(0.16)	(1.58)	(1.74)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95 (7)
2014	13.14	0.19	0.27	0.46	(0.27)	(0.44)	(0.71)	12.89	3.53	1,291,859	0.12	0.13	1.38	3

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net(1)(3)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2019(5)	$11.02	$0.06	$ 1.59	$ 1.65	$ —	$ —	$ —	$12.67	14.97%	$276,731	0.12%	0.12%	0.95%	2%
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(6)	13.23	0.11	(0.44)	(0.33)	(0.14)	(1.93)	(2.07)	10.83	(2.36)	247,746	0.14	0.14	8.37	97 (7)
Investor Class
2019(5)	$11.02	$0.04	$ 1.59	$ 1.63	$ —	$ —	$ —	$12.65	14.79%	$930,601	0.38%	0.38%	0.68%	2%
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	(0.71)	(0.54)	(0.13)	(1.93)	(2.06)	10.83	(3.83)	867,203	0.29	0.30	1.26	97 (7)
2014	14.00	0.15	0.26	0.41	(0.25)	(0.73)	(0.98)	13.43	2.93	952,103	0.12	0.13	1.07	4

Aggressive Allocation Fund
Institutional Class
2019(5)	$10.61	$0.03	$ 1.86	$ 1.89	$ —	$ —	$ —	$12.50	17.81%	$212,709	0.13%	0.13%	0.49%	2%
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(6)	14.13	0.12	(0.57)	(0.45)	(0.09)	(2.82)	(2.91)	10.77	(2.85)	169,302	0.15	0.15	8.75	103 (7)
Investor Class
2019(5)	$10.58	$0.01	$ 1.86	$ 1.87	$ —	$ —	$ —	$12.45	17.68%	$821,489	0.38%	0.38%	0.21%	2%
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	(0.50)	(0.38)	(0.09)	(2.82)	(2.91)	10.77	(2.39)	797,043	0.29	0.30	0.85	103 (7)
2014	14.82	0.12	0.39	0.51	(0.23)	(1.04)	(1.27)	14.06	3.38	869,726	0.12	0.13	0.79	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 56.8%
Federal Farm Credit Bank
(Floating, ICE LIBOR USD 1M - 0.08%), 2.32%, 07/30/19†	$ 5,720,000	$ 5,719,721
(Floating, ICE LIBOR USD 3M - 0.12%), 2.46%, 01/27/20†	16,100,000	16,103,155
(Floating, ICE LIBOR USD 1M - 0.05%), 2.38%, 02/04/20†	18,000,000	18,000,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.37%, 02/07/20†	13,700,000	13,699,915
(Floating, ICE LIBOR USD 1M - 0.01%), 2.38%, 06/18/20†	1,685,000	1,684,967
(Floating, ICE LIBOR USD 1M + 0.00%), 2.39%, 06/19/20†	11,000,000	11,004,969
(Floating, ICE LIBOR USD 1M - 0.05%), 2.34%, 08/17/20†	4,255,000	4,255,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.37%, 09/11/20†	5,475,000	5,474,804
(Floating, ICE LIBOR USD 1M + 0.03%), 2.43%, 12/14/20†	6,300,000	6,299,626
(Floating, U.S. SOFR + 0.11%), 2.61%, 01/15/21†	4,515,000	4,515,000
(Floating, ICE LIBOR USD 1M + 0.05%), 2.44%, 04/16/21†	7,620,000	7,620,000
Federal Farm Credit Bank Discount Notes
2.56%, 07/22/19	6,240,000	6,230,827
2.55%, 07/23/19	12,250,000	12,231,184
2.46%, 07/25/19	4,525,000	4,517,670
2.62%, 07/29/19	31,155,000	31,092,340
2.43%, 08/15/19	6,560,000	6,540,320
2.65%, 09/12/19	4,260,000	4,237,454
2.42%, 10/21/19	3,990,000	3,960,332
2.42%, 10/31/19	5,335,000	5,291,789
2.50%, 11/20/19	3,500,000	3,465,900
2.45%, 01/17/20	9,610,000	9,480,799
2.40%, 02/04/20	5,880,000	5,795,612
2.37%, 02/21/20	6,055,000	5,962,115
2.32%, 03/10/20	11,540,000	11,354,280
2.34%, 03/24/20	9,480,000	9,317,584
Federal Home Loan Bank
2.49%, 07/11/19	2,250,000	2,250,000
2.48%, 07/15/19	5,195,000	5,195,000
(Floating, U.S. SOFR + 0.02%), 2.52%, 07/17/19†	1,835,000	1,835,000
(Floating, ICE LIBOR USD 1M - 0.11%), 2.29%, 07/19/19†	19,690,000	19,690,000
(Floating, ICE LIBOR USD 3M - 0.26%), 2.27%, 08/16/19†	4,630,000	4,629,424
(Floating, ICE LIBOR USD 1M - 0.08%), 2.32%, 08/27/19†	7,925,000	7,925,000
(Floating, U.S. SOFR + 0.02%), 2.52%, 08/27/19†	3,575,000	3,575,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.33%, 09/09/19†	16,095,000	16,095,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.35%, 09/11/19†	10,000,000	10,000,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.33%, 09/17/19†	5,800,000	5,800,000
	Par	Value
(Floating, ICE LIBOR USD 1M - 0.06%), 2.34%, 09/27/19†	$ 5,980,000	$ 5,980,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.37%, 10/29/19†	7,540,000	7,540,000
(Floating, U.S. SOFR + 0.01%), 2.51%, 11/13/19†	8,495,000	8,495,000
(Floating, U.S. SOFR + 0.03%), 2.53%, 12/06/19†	2,685,000	2,685,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.28%, 12/19/19†	4,765,000	4,765,000
(Floating, U.S. SOFR + 0.01%), 2.51%, 12/20/19†	6,925,000	6,925,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.37%, 01/14/20†	3,175,000	3,175,000
(Floating, U.S. SOFR + 0.01%), 2.51%, 01/17/20†	6,385,000	6,385,000
(Floating, U.S. SOFR + 0.05%), 2.55%, 01/17/20†	610,000	610,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.34%, 02/24/20†	10,755,000	10,755,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.36%, 02/25/20†	5,825,000	5,825,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.35%, 04/17/20†	10,825,000	10,822,471
(Floating, ICE LIBOR USD 1M - 0.02%), 2.39%, 06/01/20†	13,000,000	13,000,000
(Floating, U.S. SOFR + 0.04%), 2.54%, 06/19/20†	2,955,000	2,955,000
(Floating, U.S. SOFR + 0.08%), 2.58%, 07/24/20†	1,710,000	1,710,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.40%, 08/04/20†	3,570,000	3,570,000
(Floating, U.S. SOFR + 0.11%), 2.61%, 10/01/20†	6,460,000	6,460,000
(Floating, ICE LIBOR USD 3M - 0.13%), 2.26%, 12/21/20†	8,000,000	8,000,000
(Floating, U.S. SOFR + 0.12%), 2.62%, 03/12/21†	5,725,000	5,725,000
Federal Home Loan Bank Discount Notes
2.40%, 07/05/19	10,460,000	10,457,219
2.44%, 07/08/19	9,795,000	9,790,417
2.39%, 07/10/19	16,315,000	16,305,285
2.43%, 07/11/19	30,000,000	29,979,833
2.39%, 07/12/19	8,090,000	8,084,097
2.42%, 07/16/19	6,415,000	6,408,612
2.33%, 07/19/19	3,380,000	3,375,946
2.42%, 07/24/19	2,380,000	2,376,329
2.41%, 07/26/19	2,860,000	2,855,217
2.40%, 07/30/19	9,360,000	9,341,979
2.42%, 08/05/19	11,365,000	11,338,371
2.40%, 08/07/19	22,330,000	22,274,988
2.21%, 08/12/19	30,000,000	29,923,700
2.38%, 08/14/19	13,625,000	13,585,400
2.35%, 08/28/19	20,015,000	19,939,382
2.36%, 08/30/19	19,540,000	19,463,501
2.34%, 09/04/19	21,225,000	21,135,708
2.43%, 09/10/19	17,780,000	17,695,841
2.28%, 09/11/19	14,490,000	14,424,244
2.23%, 09/18/19	22,130,000	22,022,239

See Notes to Financial Statements.

	Par	Value
2.47%, 09/20/19	$23,260,000	$ 23,132,192
2.42%, 09/27/19	16,680,000	16,582,268
2.41%, 10/09/19	3,560,000	3,536,336
2.49%, 10/11/19	3,070,000	3,048,646
2.47%, 10/15/19	5,135,000	5,098,008
2.42%, 10/21/19	6,090,000	6,044,528
2.43%, 10/23/19	8,425,000	8,360,623
2.43%, 10/30/19	6,050,000	6,000,912
2.39%, 11/13/19	7,090,000	7,026,855
2.36%, 11/29/19	5,350,000	5,297,557
Federal Home Loan Mortgage Corporation
(Floating, ICE LIBOR USD 1M - 0.10%), 2.31%, 08/08/19†	10,510,000	10,509,457
Total Agency Obligations (Cost $791,647,948)		791,647,948
U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bills
2.19%, 07/02/19Ω	10,000,000	9,999,401
2.41%, 07/05/19Ω	35,000,000	34,990,760
2.45%, 08/29/19Ω	15,000,000	14,939,648
2.34%, 10/31/19Ω	1,135,000	1,126,076
2.13%, 12/19/19Ω	22,550,000	22,321,797
2.41%, 02/27/20Ω	5,410,000	5,323,804
2.38%, 04/23/20Ω	23,065,000	22,615,925
		111,317,411
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 2.20%, 07/31/20†	10,000,000	10,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 2.20%, 10/31/20†	12,000,000	11,983,295
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 2.30%, 04/30/21†	1,240,000	1,238,151
		23,221,446
U.S. Treasury Note
1.38%, 07/31/19	1,040,000	1,039,030
Total U.S. Treasury Obligations (Cost $135,577,887)		135,577,887

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 2.25%Ø (Cost $48,460)	48,460	48,460

	Par	Value
REPURCHASE AGREEMENTS — 34.9%
Bank of Nova Scotia
2.47% (dated 06/28/19, due 07/01/19, repurchase price $123,025,318, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.750% to 2.625%, due 03/31/20 to 02/15/46, total market value $125,485,837)	$123,000,000	$123,000,000
BNP Paribas
2.49% (dated 06/28/19, due 07/01/19, repurchase price $60,012,450, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.750%, due 11/30/20 to 02/15/43, total market value $61,200,029)	60,000,000	60,000,000

2.50% (dated 06/28/19, due 07/01/19, repurchase price $50,010,417, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 6.000%, due 11/15/19 to 06/20/49, total market value $51,073,878)	50,000,000	50,000,000
Citigroup Global Markets, Inc.
2.51% (dated 06/28/19, due 07/01/19, repurchase price $21,004,393, collateralized by Federal Home Loan Mortgage Corporation, 4.500%, due 11/01/48, total market value $21,630,001)	21,000,000	21,000,000
Goldman Sachs & Co.
2.51% (dated 06/28/19, due 07/01/19, repurchase price $20,004,183, collateralized by Government National Mortgage Association, 4.000%, due 11/20/48, total market value $20,400,000)	20,000,000	20,000,000

2.65% (dated 06/26/19, due 07/03/19, repurchase price $23,011,851, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, due 12/01/42, total market value $23,690,000)	23,000,000	23,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
HSBC Securities USA, Inc.
2.52% (dated 06/28/19, due 07/01/19, repurchase price $5,001,050, collateralized by Government National Mortgage Association, 4.500%, due 05/20/43, total market value $5,100,000)	$ 5,000,000	$ 5,000,000
Mitsubishi UFJ Securities USA, Inc.
2.50% (dated 06/28/19, due 07/01/19, repurchase price $30,006,250, collateralized by Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Banks, 2.000% to 6.500%, due 05/20/24 to 09/15/60, total market value $30,744,972)	30,000,000	30,000,000
Mizuho Securities USA, Inc.
2.51% (dated 06/28/19, due 07/01/19, repurchase price $49,010,249, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, due 06/01/49, total market value $50,470,000)	49,000,000	49,000,000
Natixis S.A.
2.50% (dated 06/28/19, due 07/01/19, repurchase price $22,004,583, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 1.750% to 3.000%, due 09/30/22 to 05/15/47, total market value $22,440,070)	22,000,000	22,000,000

2.52% (dated 06/28/19, due 07/01/19, repurchase price $4,000,840, collateralized by Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 5.000%, due 05/15/25 to 06/20/49, total market value $4,080,059)	4,000,000	4,000,000
	Par	Value
TD Securities USA LLC
2.52% (dated 06/28/19, due 07/01/19, repurchase price $79,016,590, collateralized by Federal National Mortgage Association and Government National Mortgage Association, 3.000% to 3.500%, due 05/01/49 to 05/20/49, total market value $80,897,069)	$79,000,000	$ 79,000,000
Total Repurchase Agreements (Cost $486,000,000)		486,000,000
TOTAL INVESTMENTS — 101.4% (Cost $1,413,274,295)		1,413,274,295
Liabilities in Excess of Other Assets — (1.4)%		(18,918,466)
NET ASSETS — 100.0%		$1,394,355,829
PORTFOLIO SUMMARY (based on net assets)
	%
Agency Obligations	56.8
Repurchase Agreements	34.9
U.S. Treasury Obligations	9.7
Money Market Funds	—	**
	101.4
**Rounds to less than 0.05%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 791,647,948	$ —	$ 791,647,948	$ —
Money Market Funds	48,460	48,460	—	—
Repurchase Agreements	486,000,000	—	486,000,000	—
U.S. Treasury Obligations	135,577,887	—	135,577,887	—
Total Assets - Investments in Securities	$1,413,274,295	$48,460	$1,413,225,835	$ —
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Mortgage Corporation
2.55%, 06/20/22	$5,000,000	$5,001,000
Federal National Mortgage Association
2.75%, 06/22/21	2,980,000	3,034,392
Total Agency Obligations (Cost $7,979,541)		8,035,392
ASSET-BACKED SECURITIES — 15.4%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 3.70%, 07/15/26 144A †	630,679	630,917
Ally Auto Receivables Trust, Series 2018-1, Class A2
2.14%, 09/15/20	408,081	407,949
Ally Auto Receivables Trust, Series 2018-3, Class A2
2.72%, 05/17/21	564,348	564,762
Ally Auto Receivables Trust, Series 2019-1, Class A3
2.91%, 09/15/23	1,680,000	1,711,708
ALM XII, Ltd., Series 2015-12A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.89%, 0.89% Floor), 3.49%, 04/16/27 144A †	440,000	439,150
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C
2.87%, 11/08/21	230,000	230,744
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3
1.46%, 05/10/21	73,724	73,695
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3
1.87%, 08/18/21	90,484	90,338
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A3
1.98%, 12/20/21	369,362	368,690
Americredit Automobile Receivables Trust, Series 2018-1, Class A3
3.07%, 12/19/22	650,000	655,306
Americredit Automobile Receivables Trust, Series 2019-1, Class A3
2.97%, 11/20/23	410,000	415,903
Americredit Automobile Receivables Trust, Series 2019-2, Class A3
2.28%, 01/18/24	5,000,000	5,014,420
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 3.84%, 07/24/29 144A †	2,000,000	2,010,880
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR
(Floating, ICE LIBOR USD 3M + 1.70%), 4.30%, 10/15/27 144A †	450,000	445,526
	Par	Value
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 3.53%, 07/18/27 144A †	$3,215,000	$3,206,918
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.69%, 04/15/27 144A †	1,610,000	1,615,414
Ascentium Equipment Receivables Trust, Series 2018-2A, Class A3
3.51%, 04/10/24 144A	1,940,000	1,994,829
Bank of The West Auto Trust, Series 2018-1, Class A2
3.09%, 04/15/21 144A	1,717,932	1,721,733
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 3.39%, 01/20/28 144A †	1,200,000	1,193,649
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.40%, 10/25/37†	348,227	350,782
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 11.00% Cap), 2.85%, 12/25/42†	39,333	38,853
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%), 4.35%, 07/15/29 144A †	300,000	299,686
BMW Vehicle Lease Trust, Series 2018-1, Class A4
3.36%, 03/21/22	550,000	560,606
BMW Vehicle Owner Trust, Series 2016-A, Class A3
1.16%, 11/25/20	226,498	226,003
BSPRT Issuer, Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 3.44%, 03/15/28 144A †	950,000	952,313
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.69%, 09/15/35 144A †	1,520,000	1,521,330
Capital Auto Receivables Asset Trust, Series 2016-2, Class B
2.11%, 03/22/21	170,000	169,640
Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1
2.84%, 12/15/24	1,150,000	1,172,860
Carmax Auto Owner Trust, Series 2018-4, Class A3
3.36%, 09/15/23	1,560,000	1,596,690

See Notes to Financial Statements.

	Par	Value
Carmax Auto Owner Trust, Series 2019-2, Class A3
2.68%, 03/15/24	$2,140,000	$2,171,300
Chesapeake Funding II LLC, Series 2017-4A, Class A1
2.12%, 11/15/29 144A	1,105,220	1,102,178
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	765,039	773,455
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	245,259
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	235,067
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	370,000	378,026
CIFC Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 0.78%, 0.78% Floor), 3.38%, 04/15/27 144A †	1,000,000	998,641
CNH Equipment Trust, Series 2016-B, Class A3
1.63%, 08/15/21	317,808	316,888
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	1,030,000	1,048,666
CNH Equipment Trust, Series 2019-A, Class A3
3.01%, 04/15/24	1,350,000	1,379,869
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A
2.56%, 10/15/25 144A	575,337	575,371
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A
3.01%, 02/16/27 144A	1,380,000	1,388,123
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A
3.47%, 05/17/27 144A	1,800,000	1,826,841
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A
3.55%, 08/15/27 144A	800,000	814,773
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A
3.33%, 02/15/28 144A	1,160,000	1,185,501
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 08/25/19), 5.72%, 09/25/36 STEP	321,414	184,239
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor), 2.94%, 12/25/34†	1,042,857	1,044,904
	Par	Value
Dell Equipment Finance Trust, Series 2017-2, Class A3
2.19%, 10/24/22 144A	$ 560,000	$ 559,451
Dell Equipment Finance Trust, Series 2018-2, Class A3
3.37%, 10/22/23 144A	1,130,000	1,149,964
DLL LLC, Series 2018-ST2, Class A3
3.46%, 01/20/22 144A	1,700,000	1,725,387
Drive Auto Receivables Trust, Series 2018-4, Class A3
3.04%, 11/15/21	161,168	161,315
Drive Auto Receivables Trust, Series 2018-4, Class B
3.36%, 10/17/22	770,000	773,544
Drive Auto Receivables Trust, Series 2019-2, Class A3
3.04%, 03/15/23	810,000	817,787
Drug Royalty II LP 2, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 3M + 2.85%, 2.85% Floor), 5.64%, 07/15/23 144A †	28,449	28,567
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 3.50%, 10/15/27 144A †	1,680,000	1,676,781
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 3.50%, 04/15/29 144A †	1,000,000	993,813
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	492,209	500,832
Enterprise Fleet Financing LLC, Series 2016-2, Class A2
1.74%, 02/22/22 144A	99,782	99,680
Enterprise Fleet Financing LLC, Series 2016-2, Class A3
2.04%, 02/22/22 144A	730,000	728,185
Enterprise Fleet Financing LLC, Series 2017-1, Class A2
2.13%, 07/20/22 144A	117,032	116,866
Enterprise Fleet Financing LLC, Series 2017-1, Class A3
2.60%, 07/20/22 144A	250,000	250,656
Enterprise Fleet Financing LLC, Series 2017-3, Class A2
2.13%, 05/22/23 144A	626,547	625,515
Enterprise Fleet Financing LLC, Series 2018-2, Class A2
3.14%, 02/20/24 144A	2,903,147	2,925,495
Enterprise Fleet Financing LLC, Series 2019-1, Class A2
2.98%, 10/22/24 144A	950,000	962,154
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Structured Pass-Through Certificates, Series T-32
(Floating, ICE LIBOR USD 1M + 0.13%, 0.13% Floor), 2.53%, 08/25/31†	$ 288,572	$ 287,425
First Investors Auto Owner Trust, Series 2018-2A, Class A2
3.56%, 06/15/23 144A	840,000	856,678
Flatiron CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.49%, 04/15/27 144A †	1,765,000	1,765,927
Ford Credit Auto Lease Trust, Series 2019-A, Class A2A
2.84%, 09/15/21	3,200,000	3,212,611
Ford Credit Auto Owner Trust, Series 2018-A, Class A3
3.03%, 11/15/22	2,170,000	2,196,609
Ford Credit Floorplan Master Owner Trust A, Series 2019-2, Class A
3.06%, 04/15/26	1,475,000	1,522,165
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1
2.16%, 09/15/22	1,600,000	1,598,389
GM Financial Automobile Leasing Trust, Series 2018-2, Class A3
3.06%, 06/21/21	790,000	794,554
GM Financial Automobile Leasing Trust, Series 2018-3, Class A4
3.30%, 07/20/22	310,000	315,047
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class A3
3.21%, 10/16/23	2,080,000	2,122,401
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class A3
2.65%, 02/16/24	3,810,000	3,866,986
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A
2.70%, 04/15/24 144A	920,000	931,782
Great American Auto Leasing, Inc., Series 2019-1, Class A3
3.05%, 09/15/22 144A	1,140,000	1,161,108
Greystone Commercial Real Estate Notes, Ltd., Series 2017-FL1A, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 3.94%, 03/15/27 144A †	900,000	898,413
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2
2.92%, 07/15/21 144A	720,000	724,082
Hyundai Auto Receivables Trust, Series 2016-A, Class A3
1.56%, 09/15/20	53,955	53,933
Hyundai Auto Receivables Trust, Series 2016-B, Class D
2.68%, 09/15/23	680,000	680,891
	Par	Value
KKR Clo, Ltd., Series 16, Class A2R
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 4.24%, 01/20/29 144A †	$ 480,000	$ 480,331
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 3.49%, 06/15/36 144A †	1,360,000	1,367,310
Kubota Credit Owner Trust, Series 2017-1A, Class A3
1.88%, 08/16/21 144A	1,700,272	1,696,566
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	103,659	109,421
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 3.63%, 10/20/27 144A †	1,220,000	1,220,222
Lendmark Funding Trust, Series 2018-1A, Class A
3.81%, 12/21/26 144A	960,000	981,424
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 3.52%, 05/15/28 144A †	630,000	630,786
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 4.49%, 04/19/30 144A †	400,000	393,322
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 4.25%, 01/22/28 144A †	600,000	600,585
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 3.40%, 01/15/28 144A †	2,890,000	2,871,161
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 3.58%, 04/15/31 144A †	530,000	526,373
Marathon CRE, Ltd., Series 2018-FL1, Class A
3.54%, 06/15/28 144A	290,000	290,435
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	307,942
Mercedes-Benz Master Owner Trust, Series 2017-BA, Class A
(Floating, ICE LIBOR USD 1M + 0.42%), 2.81%, 05/16/22 144A †	1,750,000	1,753,128
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A
2.61%, 05/15/24 144A	1,310,000	1,327,508

See Notes to Financial Statements.

	Par	Value
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	$ 791,376	$ 792,628
MVW Owner Trust, Series 2017-1A, Class A
2.42%, 12/20/34 144A	544,363	543,150
Navient Private Education Loan Trust, Series 2014-CTA, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.09%, 09/16/24 144A †	24,056	24,068
Navient Private Education Refi Loan Trust, Series 2019-A, Class A1
3.03%, 01/15/43 144A	458,597	463,044
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	410,000	419,239
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 3.15%, 03/25/66 144A †	1,300,077	1,305,976
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 3.45%, 12/27/66 144A †	1,008,130	1,014,570
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 3.20%, 07/26/66 144A †	1,092,463	1,085,867
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	143,000	151,086
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	390,000	403,182
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 3.20%, 09/25/65 144A †	1,163,737	1,166,934
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A
(Floating, ICE LIBOR USD 3M + 0.85%), 3.45%, 01/15/28 144A †	1,145,000	1,141,075
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3
2.90%, 10/16/23	1,820,000	1,853,102
Nissan Master Owner Receivables Trust, Series 2017-B, Class A
(Floating, ICE LIBOR USD 1M + 0.43%), 2.82%, 04/18/22†	1,650,000	1,653,063
Nissan Master Owner Receivables Trust, Series 2019-A, Class A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor), 2.95%, 02/15/24†	1,200,000	1,205,035
	Par	Value
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.69%, 02/15/36 144A †	$ 256,000	$ 257,216
OFSI Fund VI, Ltd., Series 2014-6A, Class BR
(Floating, ICE LIBOR USD 3M + 1.50%), 4.10%, 03/20/25 144A †	295,000	289,917
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	1,150,000	1,166,649
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	220,000	222,977
Palmer Square Loan Funding, Ltd., Series 2017-1A, Class A1
3.34%, 10/15/25 144A	522,550	522,278
PFS Financing Corporation, Series 2016-BA, Class A
1.87%, 10/15/21 144A	290,000	289,743
PFS Financing Corporation, Series 2018-B, Class A
2.89%, 02/15/23 144A	2,330,000	2,352,009
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.94%, 04/15/24 144A †	390,000	391,324
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	1,500,000	1,518,149
Prestige Auto Receivables Trust, Series 2018-1A, Class A3
3.29%, 09/15/22 144A	590,000	596,507
Santander Drive Auto Receivables Trust, Series 2015-2, Class D
3.02%, 04/15/21	3,720	3,723
Santander Drive Auto Receivables Trust, Series 2016-2, Class C
2.66%, 11/15/21	388,963	389,306
Santander Drive Auto Receivables Trust, Series 2018-1, Class A3
2.32%, 08/16/21	134,727	134,700
Santander Drive Auto Receivables Trust, Series 2018-3, Class A3
3.03%, 02/15/22	200,000	200,241
Santander Drive Auto Receivables Trust, Series 2019-1, Class A2A
2.91%, 01/18/22	1,070,000	1,072,607
Securitized Asset-Backed Receivables LLC Trust, Series 2006-OP1, Class M1
(Floating, ICE LIBOR USD 1M + 0.37%, 0.37% Floor), 2.77%, 10/25/35†	33,320	33,407
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	$ 700,000	$ 710,461
SLC Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 2.51%, 09/15/26†	499,878	498,930
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.20%), 2.61%, 06/15/23†	798,515	796,856
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%, 0.24% Floor), 2.65%, 12/16/41†	352,829	344,200
SLM Private Education Loan Trust, Series 2010-A, Class 2A
(Floating, ICE LIBOR USD 1M + 3.25%, 3.25% Floor), 5.64%, 05/16/44 144A †	190,241	191,412
SLM Private Education Loan Trust, Series 2011-B, Class A2
3.74%, 02/15/29 144A	6,007	6,008
SLM Private Education Loan Trust, Series 2014-A, Class A2A
2.59%, 01/15/26 144A	15,450	15,447
SLM Private Education Loan Trust, Series 2014-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.15%), 3.54%, 01/15/26 144A †	34,659	34,672
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	202,889	230,579
SLM Student Loan Trust, Series 2004-2, Class A5
(Floating, 0.18% - Euribor 3M), 0.00%, 01/25/24(E) †	1,229,096	1,398,690
SLM Student Loan Trust, Series 2004-3, Class A5
(Floating, ICE LIBOR USD 3M + 0.17%, 0.17% Floor), 2.75%, 07/25/23†	296,557	296,381
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 3.13%, 01/25/28†	1,370,498	1,372,962
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	383,849	386,094
SMB Private Education Loan Trust, Series 2016-A, Class A2A
2.70%, 05/15/31 144A	321,446	323,798
SMB Private Education Loan Trust, Series 2016-B, Class A2A
2.43%, 02/17/32 144A	209,099	208,818
	Par	Value
SMB Private Education Loan Trust, Series 2018-A, Class A2A
3.50%, 02/15/36 144A	$1,105,000	$1,147,687
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 3.11%, 01/15/37 144A †	640,000	638,694
SMB Private Education Loan Trust, Series 2019-A, Class A2A
3.44%, 07/15/36 144A	280,000	290,785
SoFi Professional Loan Program LLC, Series 2015-A, Class A1
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 3.60%, 03/25/33 144A †	175,189	175,615
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	867,361	872,319
Sofi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	299,455	301,352
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	169,448	169,297
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	161,716	161,598
Sofi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	1,012,576	1,024,275
Sofi Professional Loan Program LLC, Series 2017-C, Class A2A
1.75%, 07/25/40 144A	135,632	135,231
SoFi Professional Loan Program LLC, Series 2017-E, Class A2A
1.86%, 11/26/40 144A	1,506,884	1,499,012
Sofi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	210,000	213,675
Sofi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	245,000	255,326
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A
3.20%, 05/27/36 144A	677,982	687,079
Springleaf Funding Trust, Series 2015-BA, Class A
3.48%, 05/15/28 144A	315,000	319,203
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	400,000	401,010
Starwood Waypoint Homes Trust, Series 2017-1, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 3.34%, 01/17/35 144A †	1,974,325	1,974,640

See Notes to Financial Statements.

	Par	Value
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 3.94%, 04/25/35†	$ 216,842	$ 214,599
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	484,552	482,948
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A3
1.30%, 04/15/20	6,120	6,117
Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3
2.91%, 07/17/23	1,890,000	1,919,041
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.49%, 04/15/29 144A †	3,070,000	3,054,415
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
3.48%, 04/15/27 144A	360,000	358,679
Verizon Owner Trust, Series 2019-B, Class A1A
2.33%, 12/20/23	3,690,000	3,703,277
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	1,500,000	1,525,749
Westlake Automobile Receivables Trust, Series 2016-2A, Class D
4.10%, 06/15/21 144A	320,065	321,111
Westlake Automobile Receivables Trust, Series 2017-1A, Class C
2.70%, 10/17/22 144A	588,486	588,698
Wheels SPV 2 LLC, Series 2017-1A, Class A2
1.88%, 04/20/26 144A	82,058	81,940
Total Asset-Backed Securities (Cost $147,901,643)		148,993,354
CORPORATE BONDS — 23.2%
AbbVie, Inc.
2.30%, 05/14/21	2,300,000	2,286,860
3.38%, 11/14/21	1,600,000	1,627,724
2.90%, 11/06/22	160,000	161,179
3.75%, 11/14/23	364,000	379,227
ADT Security Corporation (The)
6.25%, 10/15/21	150,000	159,375
AES Corporation
4.00%, 03/15/21	850,000	867,000
AIG Global Funding
2.30%, 07/01/22 144A	330,000	330,196
Air Lease Corporation
2.63%, 07/01/22	150,000	150,090
Aircastle, Ltd.
5.13%, 03/15/21Δ	1,000,000	1,037,480
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	415,000	431,279
Ally Financial, Inc.
3.88%, 05/21/24	400,000	410,500
	Par	Value
American Electric Power Co., Inc.
3.65%, 12/01/21	$ 730,000	$ 753,148
American Express Co.
2.75%, 05/20/22	1,230,000	1,245,487
American Express Credit Corporation
2.38%, 05/26/20	1,550,000	1,550,889
American Tower Corporation REIT
2.25%, 01/15/22	2,700,000	2,686,516
3.50%, 01/31/23	95,000	98,139
3.38%, 05/15/24	500,000	514,701
Analog Devices, Inc.
2.85%, 03/12/20	110,000	110,340
Andeavor Logistics LP
6.25%, 10/15/22	199,000	204,473
3.50%, 12/01/22	265,000	271,489
Antero Resources Corporation
5.13%, 12/01/22	1,130,000	1,089,037
Anthem, Inc.
3.13%, 05/15/22	165,000	168,079
Apache Corporation
3.63%, 02/01/21	26,000	26,389
3.25%, 04/15/22	122,000	123,855
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,339,395
Arizona Public Service Co.
2.20%, 01/15/20	1,580,000	1,578,068
Assurant, Inc.
(Floating, ICE LIBOR USD 3M + 1.25%), 3.58%, 03/26/21†	1,410,000	1,410,106
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 3.27%, 06/01/21†	2,300,000	2,312,150
3.80%, 03/15/22	670,000	695,342
3.60%, 02/17/23	115,000	119,441
(Floating, ICE LIBOR USD 3M + 1.18%), 3.62%, 06/12/24†	2,100,000	2,127,899
Athene Global Funding
2.75%, 04/20/20 144A Δ	1,445,000	1,448,286
Aviation Capital Group LLC
2.88%, 01/20/22 144A Δ	1,000,000	1,007,472
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21^	1,840,000	1,838,317
(Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/01/21^	765,000	764,219
(Floating, ICE LIBOR USD 3M + 0.38%), 2.97%, 01/23/22† Δ	900,000	898,471
(Variable, ICE LIBOR USD 3M + 0.63%), 3.50%, 05/17/22^	425,000	433,300
(Floating, ICE LIBOR USD 3M + 0.65%), 3.00%, 06/25/22†	750,000	752,358
2.50%, 10/21/22	775,000	777,256
3.30%, 01/11/23	1,135,000	1,170,729
Becton, Dickinson and Co.
2.40%, 06/05/20	325,000	324,810
BGC Partners, Inc.
5.13%, 05/27/21	1,400,000	1,447,741
BMW US Capital LLC
3.25%, 08/14/20 144A	1,040,000	1,049,547
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 0.50%), 3.04%, 08/13/21 144A †	$3,000,000	$3,009,840
Boeing Co. (The)
2.70%, 05/01/22	205,000	208,029
Bristol-Myers Squibb Co.
2.55%, 05/14/21 144A	740,000	745,593
2.60%, 05/16/22 144A	875,000	886,448
2.90%, 07/26/24 144A	325,000	332,843
Broadcom Corporation
2.38%, 01/15/20	3,275,000	3,269,740
Broadcom, Inc.
3.13%, 04/15/21 144A	465,000	468,169
3.13%, 10/15/22 144A	3,000,000	3,020,061
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	528,138
Calpine Corporation
6.00%, 01/15/22 144A	200,000	201,750
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	807,031
Capital One Financial Corporation
2.40%, 10/30/20	1,105,000	1,106,455
3.75%, 04/24/24	135,000	141,764
Capital One NA
2.35%, 01/31/20	1,030,000	1,029,644
Celgene Corporation
2.75%, 02/15/23	110,000	111,052
Centene Corporation
5.63%, 02/15/21	350,000	357,000
4.75%, 05/15/22	210,000	215,250
CenterPoint Energy Resources Corporation
3.55%, 04/01/23	200,000	206,203
CenterPoint Energy, Inc.
3.60%, 11/01/21	445,000	457,300
CenturyLink, Inc.
5.63%, 04/01/20	530,000	537,950
Charter Communications Operating LLC
4.46%, 07/23/22	640,000	672,732
(Floating, ICE LIBOR USD 3M + 1.65%), 4.23%, 02/01/24† Δ	2,700,000	2,712,996
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	703,237
Cigna Corporation
3.20%, 09/17/20 144A	1,360,000	1,372,851
(Floating, ICE LIBOR USD 3M + 0.65%), 3.06%, 09/17/21 144A †	860,000	860,392
CIT Group, Inc.
4.13%, 03/09/21	1,030,000	1,052,196
5.00%, 08/15/22	750,000	797,677
Citibank NA
2.10%, 06/12/20	1,050,000	1,048,196
2.13%, 10/20/20	800,000	798,792
Citigroup, Inc.
2.45%, 01/10/20	820,000	820,232
	Par	Value
2.75%, 04/25/22Δ	$1,100,000	$1,110,492
(Floating, ICE LIBOR USD 3M + 1.02%), 3.54%, 06/01/24† Δ	1,000,000	1,006,045
Citizens Bank NA
2.25%, 03/02/20	285,000	284,801
2.20%, 05/26/20	370,000	369,429
(Floating, ICE LIBOR USD 3M + 0.57%), 3.09%, 05/26/20†	750,000	752,015
2.55%, 05/13/21Δ	1,126,000	1,129,694
3.25%, 02/14/22	730,000	744,438
CNH Industrial Capital LLC
3.38%, 07/15/19	275,000	275,069
3.88%, 10/15/21	145,000	148,190
Comcast Corporation
3.30%, 10/01/20	1,210,000	1,226,843
3.45%, 10/01/21	605,000	622,704
3.70%, 04/15/24	780,000	828,406
Compass Bank
3.50%, 06/11/21	1,600,000	1,631,101
Conagra Brands, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 3.34%, 10/22/20†	905,000	905,189
3.80%, 10/22/21	425,000	436,985
Continental Resources, Inc.
3.80%, 06/01/24	510,000	524,935
CoreCivic, Inc. REIT
4.63%, 05/01/23	200,000	195,250
Cox Communications, Inc.
3.15%, 08/15/24 144A	290,000	294,205
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,518,874
CVS Health Corporation
3.13%, 03/09/20	1,475,000	1,480,949
3.35%, 03/09/21	1,700,000	1,724,178
4.30%, 03/25/28	590,000	622,673
D.R. Horton, Inc.
4.00%, 02/15/20	1,100,000	1,108,001
Daimler Finance North America LLC
1.50%, 07/05/19 144A	510,000	509,945
2.20%, 05/05/20 144A	230,000	229,557
2.30%, 02/12/21 144A	1,455,000	1,449,847
3.35%, 05/04/21 144A	230,000	233,312
(Floating, ICE LIBOR USD 3M + 0.84%), 3.41%, 05/04/23 144A † Δ	3,000,000	3,000,634
DCP Midstream Operating LP
5.35%, 03/15/20 144A	275,000	279,469
Dell International LLC
4.42%, 06/15/21 144A	1,375,000	1,417,300
5.88%, 06/15/21 144A	540,000	549,152
5.45%, 06/15/23 144A	2,065,000	2,227,053
Delta Air Lines, Inc.
2.88%, 03/13/20	465,000	465,645
3.63%, 03/15/22	2,100,000	2,137,171
Diamondback Energy, Inc.
4.75%, 11/01/24 144A	350,000	361,375

See Notes to Financial Statements.

	Par	Value
Discover Bank
3.35%, 02/06/23	$ 250,000	$ 256,019
Discovery Communications LLC
4.38%, 06/15/21	220,000	227,798
3.30%, 05/15/22	375,000	381,874
DISH DBS Corporation
6.75%, 06/01/21	700,000	735,875
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 3.01%, 06/15/21†	1,800,000	1,808,598
Dominion Energy, Inc.
2.96%, 07/01/19 STEP	1,125,000	1,125,000
2.58%, 07/01/20	335,000	334,587
2.72%, 08/15/21 STEP	965,000	967,660
DTE Energy Co.
1.50%, 10/01/19	400,000	399,053
2.60%, 06/15/22	375,000	376,964
3.70%, 08/01/23	240,000	250,600
Duke Energy Corporation
3.95%, 10/15/23	430,000	454,086
Elanco Animal Health, Inc.
3.91%, 08/27/21 144A	295,000	301,500
Enbridge Energy Partners LP
5.20%, 03/15/20	280,000	284,881
4.38%, 10/15/20	15,000	15,345
Energy Transfer Operating LP
4.15%, 10/01/20	1,115,000	1,134,365
3.60%, 02/01/23	105,000	107,388
4.25%, 03/15/23	630,000	658,195
Energy Transfer Partners LP
5.75%, 09/01/20	230,000	236,504
EQT Corporation
2.50%, 10/01/20	395,000	394,053
Exelon Corporation
2.45%, 04/15/21	175,000	175,010
Exelon Generation Co. LLC
5.20%, 10/01/19	240,000	241,470
First Data Corporation
5.38%, 08/15/23 144A	400,000	407,700
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,386,781
Fiserv, Inc.
3.50%, 10/01/22	380,000	391,702
2.75%, 07/01/24	475,000	479,782
Florida Power & Light Co.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.97%, 05/06/22†	420,000	420,211
Ford Motor Credit Co. LLC
1.90%, 08/12/19	2,200,000	2,197,958
2.43%, 06/12/20	1,135,000	1,130,886
3.16%, 08/04/20	225,000	225,889
3.34%, 03/18/21	300,000	301,640
(Floating, ICE LIBOR USD 3M + 0.81%), 3.14%, 04/05/21†	500,000	493,605
3.81%, 10/12/21	241,000	244,707
(Floating, ICE LIBOR USD 3M + 1.27%), 3.60%, 03/28/22†	235,000	231,299
	Par	Value
4.14%, 02/15/23	$ 345,000	$ 351,716
Freeport-McMoRan, Inc.
3.55%, 03/01/22	500,000	503,125
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 3.29%, 11/05/21†	500,000	498,038
General Electric Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 5.00%, 01/21/21^	700,000	676,186
General Motors Financial Co., Inc.
2.65%, 04/13/20	460,000	459,942
(Floating, ICE LIBOR USD 3M + 0.93%), 3.53%, 04/13/20†	1,010,000	1,013,049
2.45%, 11/06/20	605,000	603,136
3.70%, 11/24/20	2,790,000	2,826,917
3.20%, 07/06/21	800,000	807,287
4.20%, 11/06/21	395,000	406,862
(Floating, ICE LIBOR USD 3M + 1.55%), 4.15%, 01/14/22†	895,000	903,795
(Floating, ICE LIBOR USD 3M + 1.31%), 3.64%, 06/30/22† Δ	614,000	613,989
3.25%, 01/05/23Δ	290,000	291,254
4.15%, 06/19/23	235,000	242,214
Georgia-Pacific LLC
3.73%, 07/15/23 144A	500,000	523,611
Goldman Sachs Group, Inc. (The)
2.60%, 04/23/20	925,000	926,908
2.60%, 12/27/20	990,000	991,058
2.35%, 11/15/21	20,000	19,988
3.00%, 04/26/22	1,040,000	1,050,204
(Floating, ICE LIBOR USD 3M + 0.78%), 3.36%, 10/31/22†	2,000,000	2,001,739
Harley-Davidson Financial Services, Inc.
2.15%, 02/26/20 144A	260,000	259,034
Hartford Financial Services Group, Inc. (The)
5.13%, 04/15/22	263,000	282,067
HSBC USA, Inc.
2.75%, 08/07/20	1,500,000	1,507,881
Huntington National Bank (The)
2.38%, 03/10/20Δ	1,240,000	1,239,686
3.13%, 04/01/22	275,000	280,486
Hyundai Capital America
1.75%, 09/27/19 144A	435,000	434,167
2.55%, 04/03/20 144A	315,000	314,516
International Business Machines Corporation
2.80%, 05/13/21	915,000	926,327
3.00%, 05/15/24Δ	815,000	837,570
International Lease Finance Corporation
8.25%, 12/15/20	800,000	863,393
8.63%, 01/15/22	1,200,000	1,369,115
Interpublic Group of Cos., Inc. (The)
3.50%, 10/01/20	230,000	232,978
3.75%, 10/01/21	80,000	82,124
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A	$ 635,000	$ 642,937
iStar, Inc. REIT
4.63%, 09/15/20	225,000	227,531
Jackson National Life Global Funding
3.30%, 02/01/22 144A	1,125,000	1,151,464
John Deere Capital Corporation
2.60%, 03/07/24	85,000	85,977
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 0.68%), 3.20%, 06/01/21†	1,265,000	1,269,688
(Floating, ICE LIBOR USD 3M + 0.61%), 3.01%, 06/18/22†	540,000	541,136
(Variable, ICE LIBOR USD 3M + 0.94%), 2.78%, 04/25/23^	815,000	823,394
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	165,000	173,142
JPMorgan Chase Bank NA
(Variable, ICE LIBOR USD 3M + 0.28%), 2.60%, 02/01/21^	1,850,000	1,852,262
(Variable, ICE LIBOR USD 3M + 0.35%), 3.09%, 04/26/21^	525,000	528,031
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	314,668
Kinder Morgan, Inc.
3.05%, 12/01/19	810,000	811,526
3.15%, 01/15/23	810,000	824,525
(Floating, ICE LIBOR USD 3M + 1.28%), 3.88%, 01/15/23†	660,000	666,576
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 3.37%, 08/10/22† Δ	400,000	398,374
L3 Technologies, Inc.
4.40%, 06/15/28	375,000	409,882
Lam Research Corporation
2.80%, 06/15/21	40,000	40,317
Lear Corporation
5.25%, 01/15/25	2,300,000	2,383,124
Lehman Escrow Bonds
0.00%, 01/18/12#	600,000	10,020
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,287,125
Level 3 Financing, Inc.
5.13%, 05/01/23	200,000	202,420
Lowe's Cos., Inc.
3.65%, 04/05/29	195,000	203,786
Masco Corporation
5.95%, 03/15/22	683,000	739,225
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	201,910
Metropolitan Life Global Funding I
2.40%, 01/08/21 144A	790,000	792,007
Midwest Connector Capital Co. LLC
3.63%, 04/01/22 144A	675,000	691,874
Morgan Stanley
5.50%, 01/26/20	969,000	985,787
(Floating, ICE LIBOR USD 3M + 0.55%), 3.10%, 02/10/21†	1,500,000	1,502,029
	Par	Value
(Floating, ICE LIBOR USD 3M + 1.18%), 3.77%, 01/20/22†	$ 653,000	$ 660,048
2.75%, 05/19/22	755,000	763,216
Navient Corporation
8.00%, 03/25/20	400,000	415,000
6.63%, 07/26/21	575,000	610,219
Newmont Goldcorp Corporation
3.50%, 03/15/22	280,000	286,680
NextEra Energy Capital Holdings, Inc.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.92%, 08/21/20† Δ	1,000,000	999,647
3.34%, 09/01/20	990,000	1,001,478
3.20%, 02/25/22	100,000	101,947
2.90%, 04/01/22	925,000	941,401
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	408,299
Nissan Motor Acceptance Corporation
2.25%, 01/13/20 144A Δ	310,000	309,452
2.13%, 03/03/20 144A	455,000	453,653
2.15%, 09/28/20 144A Δ	515,000	512,251
3.65%, 09/21/21 144A	5,000,000	5,120,590
Northrop Grumman Corporation
2.55%, 10/15/22	785,000	786,934
Northwest Airlines Pass Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	45,313	47,019
NRG Energy, Inc.
3.75%, 06/15/24 144A	90,000	92,544
NuStar Logistics LP
6.75%, 02/01/21	250,000	262,500
NVIDIA Corporation
2.20%, 09/16/21	605,000	603,674
ONEOK, Inc.
4.25%, 02/01/22	1,300,000	1,345,798
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	508,827
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	760,000	760,998
3.20%, 07/15/20 144A	1,000,000	1,004,721
3.38%, 02/01/22 144A	755,000	769,952
4.25%, 01/17/23 144A	165,000	173,654
2.70%, 03/14/23 144A	255,000	255,078
3.45%, 07/01/24 144A	1,500,000	1,546,789
Phillips 66
(Floating, ICE LIBOR USD 3M + 0.60%), 3.12%, 02/26/21†	595,000	595,023
Protective Life Global Funding
2.16%, 09/25/20 144A	1,565,000	1,562,493
QEP Resources, Inc.
6.88%, 03/01/21	543,000	560,647
QUALCOMM, Inc.
2.60%, 01/30/23	85,000	85,352
Qwest Corporation
6.75%, 12/01/21	350,000	375,951

See Notes to Financial Statements.

	Par	Value
Roper Technologies, Inc.
3.65%, 09/15/23	$ 365,000	$ 380,444
Ryder System, Inc.
2.88%, 06/01/22	3,215,000	3,253,226
3.75%, 06/09/23	250,000	260,331
S&P Global, Inc.
3.30%, 08/14/20	800,000	808,521
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,170,000	1,215,618
6.25%, 03/15/22	1,100,000	1,194,390
5.75%, 05/15/24	130,000	144,661
Santander Holdings USA, Inc.
2.65%, 04/17/20	1,230,000	1,229,836
4.45%, 12/03/21	775,000	806,422
3.70%, 03/28/22	815,000	835,074
Sempra Energy
1.63%, 10/07/19	385,000	383,960
2.40%, 02/01/20	290,000	289,959
(Floating, ICE LIBOR USD 3M + 0.50%), 3.10%, 01/15/21†	630,000	628,103
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	1,250,000	1,259,375
SLM Corporation
5.13%, 04/05/22	404,000	401,980
Smithfield Foods, Inc.
2.70%, 01/31/20 144A	250,000	249,516
2.65%, 10/03/21 144A	495,000	488,086
Southern California Edison Co.
2.90%, 03/01/21	1,000,000	1,002,734
1.85%, 02/01/22	642,857	631,696
Spectra Energy Partners LP
4.75%, 03/15/24	90,000	97,540
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	1,051,875	1,054,778
4.74%, 03/20/25 144A	445,000	462,800
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	270,000	270,000
5.00%, 12/15/21	275,000	283,250
Sterling Bancorp
3.50%, 06/08/20	480,000	481,031
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	130,000	132,186
SunTrust Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	1,515,000	1,516,307
2.80%, 05/17/22	1,555,000	1,575,395
Synchrony Bank
(Floating, ICE LIBOR USD 3M + 0.63%), 2.95%, 03/30/20† Δ	1,700,000	1,701,838
Synchrony Financial
3.00%, 08/15/19	212,000	212,036
(Floating, ICE LIBOR USD 3M + 1.23%), 3.81%, 02/03/20†	250,000	251,019
Tenet Healthcare Corporation
6.00%, 10/01/20	435,000	449,437
	Par	Value
Total System Services, Inc.
3.75%, 06/01/23	$ 240,000	$ 247,884
TRI Pointe Group, Inc.
4.88%, 07/01/21	300,000	307,500
Unit Corporation
6.63%, 05/15/21	175,000	159,688
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.17%, 08/16/21†	370,000	370,239
3.35%, 08/16/21	915,000	935,518
3.65%, 08/16/23	230,000	241,040
US Airways Pass Through Trust, Series 2012-1, Class B
8.00%, 10/01/19	225,258	227,556
Ventas Realty LP REIT
2.65%, 01/15/25	905,000	902,007
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%), 3.62%, 05/15/25†	1,900,000	1,926,007
3.88%, 02/08/29	390,000	418,686
Vistra Energy Corporation
5.88%, 06/01/23	150,000	153,938
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 144A	820,000	837,601
WEA Finance LLC REIT
2.70%, 09/17/19 144A	260,000	259,996
WEC Energy Group, Inc.
3.38%, 06/15/21	555,000	566,078
3.10%, 03/08/22Δ	550,000	559,269
Wells Fargo & Co.
2.50%, 03/04/21	150,000	150,377
(Floating, ICE LIBOR USD 3M + 0.93%), 3.47%, 02/11/22†	500,000	503,056
3.07%, 01/24/23	50,000	50,804
3.75%, 01/24/24	220,000	231,452
Wells Fargo Bank NA
2.60%, 01/15/21	1,500,000	1,506,613
(Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 07/23/21^	1,320,000	1,332,850
Williams Cos., Inc. (The)
4.00%, 11/15/21Δ	175,000	180,614
3.70%, 01/15/23	480,000	496,411
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	140,738
WRKCo, Inc.
3.75%, 03/15/25	115,000	119,393
Xerox Corporation
3.50%, 08/20/20	270,000	270,338
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/20	190,000	190,261
Zions Bancorp NA
3.35%, 03/04/22	590,000	601,204
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Zoetis, Inc.
3.45%, 11/13/20	$ 300,000	$ 303,866
Total Corporate Bonds (Cost $222,186,044)		224,403,298
FOREIGN BONDS — 11.1%
Australia — 1.2%
Commonwealth Bank of Australia
2.05%, 09/18/20 144A Δ	250,000	249,391
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 3.54%, 11/28/23 144A †	1,435,000	1,436,525
(Floating, ICE LIBOR USD 3M + 1.35%), 3.66%, 03/27/24 144A †	2,800,000	2,815,179
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,503,919
Scentre Group Trust 1 REIT
2.38%, 04/28/21 144A	1,500,000	1,495,510
Suncorp-Metway, Ltd.
2.35%, 04/27/20 144A	420,000	419,676
2.38%, 11/09/20 144A	785,000	785,460
Virgin Australia Pass Through Trust, Series 2013-1A
5.00%, 10/23/23 144A	150,633	155,205
Westpac Banking Corporation
3.15%, 01/16/24 144A Δ	1,275,000	1,331,055
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	600,000	618,502
3.70%, 09/15/26 144A	400,000	406,852
		11,217,274
Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	281,788
Canada — 0.6%
Bank of Montreal
2.90%, 03/26/22	1,105,000	1,122,341
Bausch Health Cos., Inc.
6.50%, 03/15/22 144A	300,000	311,250
Canada Housing Trust No. 1
2.65%, 12/15/28(C) 144A	4,540,000	3,699,881
Cenovus Energy, Inc.
5.70%, 10/15/19	461,539	465,139
Enbridge, Inc.
2.90%, 07/15/22	15,000	15,227
TransCanada PipeLines, Ltd.
3.75%, 10/16/23	45,000	46,915
WestJet Airlines, Ltd.
3.50%, 06/16/21 144A	600,000	603,560
		6,264,313
Chile — 0.2%
Banco del Estado de Chile
2.67%, 01/08/21 144A	725,000	725,650
	Par	Value
Banco Santander Chile
2.50%, 12/15/20 144A	$ 635,000	$ 639,128
Itau CorpBanca
3.88%, 09/22/19 144A	500,000	501,750
		1,866,528
China — 0.7%
Avolon Holdings Funding, Ltd.
3.63%, 05/01/22 144A Δ	350,000	355,198
Baidu, Inc.
2.88%, 07/06/22Δ	235,000	235,799
Park Aerospace Holdings, Ltd.
3.63%, 03/15/21 144A	400,000	404,520
5.25%, 08/15/22 144A	800,000	846,640
Sinopec Group Overseas Development 2015, Ltd.
2.50%, 04/28/20	3,500,000	3,500,476
Sinopec Group Overseas Development 2017, Ltd.
2.38%, 04/12/20 144A	970,000	970,155
Tencent Holdings, Ltd.
(Floating, ICE LIBOR USD 3M + 0.91%), 3.49%, 04/11/24 144A †	600,000	600,559
		6,913,347
Finland — 0.1%
Nokia OYJ
3.38%, 06/12/22	185,000	187,313
Nordea Bank Abp
1.63%, 09/30/19 144A	280,000	279,349
		466,662
France — 0.3%
Banque Federative du Credit Mutuel SA
2.20%, 07/20/20 144A	1,230,000	1,228,738
Credit Agricole SA
3.38%, 01/10/22 144A	1,600,000	1,632,387
		2,861,125
Germany — 0.6%
Deutsche Bank AG
3.15%, 01/22/21	1,405,000	1,394,876
4.25%, 02/04/21	410,000	413,758
Erste Abwicklungsanstalt
(Floating, ICE LIBOR USD 3M + 0.21%), 2.66%, 03/09/20†	4,000,000	4,006,182
		5,814,816
Hong Kong — 0.2%
CK Hutchison International 17 II, Ltd.
2.25%, 09/29/20 144A	990,000	987,994
Goodman HK Finance
4.38%, 06/19/24	1,200,000	1,259,915
		2,247,909

See Notes to Financial Statements.

	Par	Value
India — 0.3%
Export-Import Bank of India
2.75%, 04/01/20	$1,300,000	$1,302,158
ICICI Bank, Ltd.
3.13%, 08/12/20	1,000,000	1,002,928
State Bank of India
(Floating, ICE LIBOR USD 3M + 0.95%), 3.54%, 04/06/20†	1,000,000	1,002,437
		3,307,523
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A Δ	1,175,000	1,229,344
Ireland — 0.8%
AerCap Ireland Capital DAC
3.95%, 02/01/22	940,000	967,473
3.50%, 05/26/22	460,000	468,700
3.30%, 01/23/23	155,000	156,482
AIB Group PLC
(Variable, ICE LIBOR USD 3M + 1.87%), 4.26%, 04/10/25 144A Δ ^	200,000	206,061
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	3,560,000	3,554,682
2.40%, 09/23/21	740,000	739,346
2.88%, 09/23/23	200,000	202,094
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	389,994
3.00%, 07/15/22 144A	540,000	546,996
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	137,616
		7,369,444
Japan — 1.8%
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 3.28%, 09/14/21†	1,000,000	1,007,988
(Floating, ICE LIBOR USD 3M + 0.56%), 3.13%, 11/02/21†	1,000,000	1,001,159
2.85%, 03/03/22	2,000,000	2,023,410
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	65,000	66,484
3.22%, 03/07/22	2,030,000	2,073,634
(Floating, ICE LIBOR USD 3M + 0.79%), 3.37%, 07/25/22†	1,500,000	1,505,483
(Floating, ICE LIBOR USD 3M + 0.74%), 3.26%, 03/02/23†	900,000	900,181
Mitsubishi UFJ Lease & Finance Co., Ltd.
2.25%, 09/07/21	500,000	497,070
Mitsubishi UFJ Trust & Banking Corporation
2.65%, 10/19/20 144A	700,000	702,568
Mizuho Bank, Ltd.
2.40%, 03/26/20 144A	510,000	510,433
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	1,600,000	1,615,118
	Par	Value
2.06%, 07/14/21	$1,100,000	$ 1,095,826
(Floating, ICE LIBOR USD 3M + 0.74%), 3.34%, 10/18/22†	2,000,000	2,004,691
Sumitomo Mitsui Trust Bank, Ltd.
1.95%, 09/19/19 144A	490,000	489,462
2.05%, 10/18/19 144A	520,000	519,409
Takeda Pharmaceutical Co., Ltd.
3.80%, 11/26/20 144A	690,000	702,748
4.00%, 11/26/21 144A	1,100,000	1,138,585
		17,854,249
Netherlands — 0.7%
BNG Bank NV
2.50%, 02/28/20 144A	2,000,000	2,004,514
1.75%, 10/05/20 144A	1,450,000	1,445,756
Cooperatieve Rabobank UA
3.13%, 04/26/21	1,570,000	1,595,575
Deutsche Telekom International Finance BV
6.00%, 07/08/19	390,000	390,214
Enel Finance International NV
4.25%, 09/14/23 144A	400,000	420,343
NXP BV
4.13%, 06/01/21 144A	500,000	512,800
		6,369,202
New Zealand — 0.0%
ANZ New Zealand International, Ltd.
2.20%, 07/17/20 144A	340,000	339,686
Norway — 0.1%
DNB Bank ASA
2.13%, 10/02/20 144A	950,000	947,144
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	702,937
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	990,000	999,542
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	701,905
DBS Group Holdings, Ltd.
2.85%, 04/16/22 144A	595,000	603,146
		1,305,051
South Korea — 0.1%
Hyundai Capital Services, Inc.
1.63%, 08/30/19 144A	520,000	519,042
Sweden — 0.2%
Stadshypotek AB
2.50%, 04/05/22 144A Δ	1,000,000	1,010,194
Swedbank AB
(Floating, ICE LIBOR USD 3M + 0.70%), 3.13%, 03/14/22 144A †	700,000	694,460
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	$ 155,000	$ 160,557
		1,865,211
Switzerland — 0.6%
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	766,104
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/20	900,000	901,606
3.80%, 09/15/22	450,000	466,691
UBS AG
2.20%, 06/08/20 144A	1,490,000	1,489,480
2.45%, 12/01/20 144A	755,000	756,252
UBS Group Funding Switzerland AG
(Floating, ICE LIBOR USD 3M + 1.78%), 4.38%, 04/14/21 144A †	900,000	922,024
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	365,000	368,393
		5,670,550
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	655,000	660,767
United Kingdom — 2.1%
Aon PLC
2.80%, 03/15/21	225,000	226,642
Barclays PLC
2.75%, 11/08/19	700,000	699,472
3.25%, 01/12/21Δ	725,000	730,940
(Floating, ICE LIBOR USD 3M + 2.11%), 4.66%, 08/10/21†	1,000,000	1,022,334
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	600,000	621,121
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 0.65%), 3.09%, 09/11/21†	2,000,000	2,002,227
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	270,000	275,159
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 144A Δ	300,000	298,125
Lloyds Banking Group PLC
(Floating, ICE LIBOR USD 3M + 0.80%), 3.19%, 06/21/21†	2,000,000	2,001,344
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,528,446
NatWest Markets PLC
3.63%, 09/29/22 144A	635,000	649,120
Royal Bank of Scotland Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 3.99%, 05/15/23†	1,810,000	1,805,664
3.88%, 09/12/23	240,000	246,423
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,500,000	3,506,597
	Par	Value
3.57%, 01/10/23	$ 350,000	$ 356,268
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	217,226
Santander UK PLC
3.75%, 11/15/21	525,000	541,551
Sky, Ltd.
2.63%, 09/16/19 144A	221,000	221,034
Standard Chartered PLC
2.10%, 08/19/19 144A Δ	580,000	579,538
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 3.59%, 01/16/24†	2,700,000	2,708,683
		20,237,914
Total Foreign Bonds (Cost $106,283,527)		107,311,368
MORTGAGE-BACKED SECURITIES — 19.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D
(Floating, ICE LIBOR USD 1M + 1.54%, 1.54% Floor), 3.93%, 09/15/34 144A †	315,000	316,041
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 3.42%, 11/25/46†	664,678	336,395
American Home Mortgage Investment Trust, Series 2004-3, Class 5A
(Floating, ICE LIBOR USD 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 4.21%, 10/25/34†	24,308	24,373
Americold LLC, Series 2010-ARTA, Class A1
3.85%, 01/14/29 144A	325,311	328,852
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	1,330,000	1,344,187
Apollo Trust, Series 2009-1, Class A3
(Floating, Australian BBSW 1M + 1.30%), 2.70%, 10/03/40(A) †	9,785	6,874
Aventura Mall Trust, Series 2013-AVM, Class A
3.87%, 12/05/32 144A † γ	1,770,000	1,796,103
Aventura Mall Trust, Series 2013-AVM, Class B
3.87%, 12/05/32 144A † γ	1,410,000	1,430,794
Banc of America Funding Trust, Series 2006-J, Class 4A1
4.65%, 01/20/47† γ	217,625	211,622
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
4.99%, 01/25/34† γ	81,996	82,899
Banc of America Mortgage Trust, Series 2004-2, Class 5A1
6.50%, 10/25/31	27,392	29,195

See Notes to Financial Statements.

	Par	Value
Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.66%, 0.33% Floor, 11.50% Cap), 3.06%, 09/25/34†	$ 446,654	$ 442,437
Bear Stearns ALT-A Trust, Series 2004-13, Class A1
(Floating, ICE LIBOR USD 1M + 0.74%, 0.37% Floor, 11.50% Cap), 3.14%, 11/25/34†	9,978	9,983
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.76%, 01/25/34† γ	120,614	124,563
Bear Stearns ARM Trust, Series 2004-5, Class 2A
4.50%, 07/25/34† γ	113,197	114,477
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.51%, 01/12/45† γ	152,367	152,192
BX Trust, Series 2017-APPL, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 3.27%, 07/15/34 144A †	2,037,697	2,040,330
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A
3.53%, 10/15/34 144A	585,000	606,999
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,563,871
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B
3.21%, 04/10/28 144A	850,000	853,800
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 4.45%, 06/15/34 144A †	1,610,000	1,610,000
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 11.50% Cap), 2.94%, 02/25/35†	66,452	64,634
Citigroup Commercial Mortgage Trust, Series 2015-SHP2, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 3.67%, 07/15/27 144A †	1,035,000	1,035,258
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	1,010,000	1,029,301
CLNS Trust, Series 2017-IKPR, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 3.21%, 06/11/32 144A †	420,000	420,600
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	486,027	485,241
	Par	Value
COMM Mortgage Trust, Series 2013-300P, Class A1
4.35%, 08/10/30 144A	$ 515,000	$ 551,789
COMM Mortgage Trust, Series 2013-CR12, Class A2
2.90%, 10/10/46	127,395	127,306
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	785,632
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	326,433	324,288
COMM Mortgage Trust, Series 2014-CR17, Class ASB
3.60%, 05/10/47	1,500,302	1,545,325
COMM Mortgage Trust, Series 2014-UBS3, Class ASB
3.37%, 06/10/47	1,040,571	1,066,531
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	390,000	402,505
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	480,000	497,854
COMM Mortgage Trust, Series 2015-CR25, Class ASB
3.54%, 08/10/48	1,160,000	1,206,391
COMM Trust, Series 2013-GAM, Class A1
1.71%, 02/10/28 144A	325,272	322,504
Core Industrial Trust, Series 2015-TEXW, Class A
3.08%, 02/10/34 144A	1,439,120	1,474,836
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4
3.51%, 04/15/50	280,000	294,377
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.95%, 01/15/49† IO γ	979,719	82,298
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A1
2.99%, 03/15/52	975,753	993,361
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.56% on 08/25/19), 5.87%, 10/25/36 STEP	191,268	183,841
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.56% on 08/25/19), 5.89%, 10/25/36 STEP	191,268	183,839
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 3.22%, 06/15/35 144A †	429,745	430,933
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2017-C02
(Floating, ICE LIBOR USD 1M + 1.15%), 3.55%, 09/25/29†	$ 348,952	$ 350,054
Fannie Mae Connecticut Avenue Securities, Series 2017-C04
(Floating, ICE LIBOR USD 1M + 0.85%), 3.25%, 11/25/29†	485,478	486,029
Fannie Mae Connecticut Avenue Securities, Series 2018-C05
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor), 3.12%, 01/25/31†	921,421	922,029
Federal Home Loan Mortgage Corporation
5.00%, 12/01/19	3,657	3,745
5.50%, 05/01/22	39,980	40,473
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 13.12% Cap), 4.63%, 07/01/27†	3,841	3,962
2.50%, 11/01/27	1,260,936	1,273,284
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 11.04% Cap), 4.72%, 11/01/31†	25,547	26,913
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 10.96% Cap), 4.76%, 04/01/32†	5,188	5,467
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 9.68% Cap), 4.58%, 06/01/33†	370,841	389,502
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 9.49% Cap), 4.74%, 10/01/34†	68,939	72,812
(Floating, ICE LIBOR USD 1Y + 1.75%, 10.74% Cap), 4.59%, 08/01/35†	225,438	237,381
(Floating, ICE LIBOR USD 1Y + 1.35%, 10.33% Cap), 4.10%, 09/01/35†	122,895	127,120
(Floating, ICE LIBOR USD 1Y + 1.63%, 10.84% Cap), 4.40%, 10/01/35†	137,851	144,155
(Floating, ICE LIBOR USD 1Y + 1.52%, 11.80% Cap), 4.60%, 04/01/36†	164,927	171,836
4.50%, 07/01/47	103,864	111,803
4.50%, 03/01/49	7,899,913	8,573,893
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.89%, 10/15/36†	1,546,751	1,546,750
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	114,432	121,851
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	300,279	319,278
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	352,502	372,317
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	$ 592,188	$ 608,128
Federal Home Loan Mortgage Corporation REMIC, Series 4493
3.00%, 02/15/44	445,167	457,309
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	514,724	533,111
Federal National Mortgage Association
5.00%, 07/01/19	12	12
5.00%, 05/01/21	3,108	3,181
5.00%, 11/01/21	2,403	2,460
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.99%, 1.99% Floor, 10.58% Cap), 4.42%, 12/01/24 CONV †	8,765	8,926
2.50%, 12/01/27	765,656	772,717
3.00%, 09/01/30	351,606	359,747
3.00%, 02/01/31	1,878,962	1,921,389
3.00%, 04/01/31	31,173	31,876
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.69% Cap), 4.62%, 09/01/31†	37,722	39,152
2.50%, 10/01/31	786,785	793,354
2.50%, 11/01/31	1,527,886	1,540,644
2.50%, 01/01/32	14,284	14,399
3.00%, 03/01/32	1,162,483	1,189,454
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 3.81%, 08/01/32†	314,138	319,104
3.00%, 11/01/32	109,806	112,054
3.00%, 12/01/32	1,631,832	1,667,492
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 4.86%, 12/01/32†	279,506	295,774
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.38% Cap), 4.79%, 06/01/33†	10,303	10,748
4.00%, 03/01/34	104,663	109,748
4.00%, 05/01/34	992,402	1,052,328
2.50%, 07/01/34 TBA	530,000	533,758
4.00%, 07/01/34 TBA	545,000	565,799
4.50%, 07/01/34 TBA	510,000	520,300
2.50%, 08/01/34 TBA	3,820,000	3,845,739
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.09% Cap), 4.72%, 02/01/35†	146,531	153,781
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 11.11% Cap), 4.36%, 09/01/35†	25,689	26,391
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 11.11% Cap), 4.74%, 12/01/35†	4,900	4,981
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.51% Cap), 4.61%, 05/01/38†	1,165,222	1,223,289
3.68%, 08/01/42†	254,493	256,314

See Notes to Financial Statements.

	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 8.38% Cap), 3.32%, 09/01/42†	$ 599,017	$ 617,434
(Floating, ICE LIBOR USD 1Y + 1.70%, 1.70% Floor, 7.71% Cap), 2.71%, 07/01/43†	968,245	981,046
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.49% Cap), 3.68%, 07/01/44†	129,536	130,521
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.69% Cap), 3.68%, 10/01/44†	103,858	104,614
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.67% Cap), 2.67%, 06/01/45†	1,099,912	1,111,341
4.50%, 03/01/47	374,113	397,618
4.50%, 05/01/47	1,229,704	1,308,475
4.50%, 07/01/47	119,127	127,306
4.50%, 11/01/47	1,384,862	1,473,994
4.50%, 06/01/48	133,193	144,562
4.50%, 11/01/48	438,455	475,879
4.50%, 02/01/49	1,157,312	1,260,205
4.50%, 04/01/49	292,133	318,464
3.50%, 08/01/49 TBA	3,000,000	3,066,756
4.00%, 08/01/49 TBA	18,200,000	18,806,078
Federal National Mortgage Association ACES, Series 2015-M4
0.48%, 07/25/22† IO γ	17,852,346	156,351
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 2.83%, 10/25/36†	207,350	207,959
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 2.95%, 10/25/37†	353,702	356,570
Federal National Mortgage Association REMIC, Series 2010-72
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 6.50% Cap), 3.12%, 07/25/40†	919,186	930,706
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	188,101	199,766
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.85%, 07/25/42†	275,900	276,426
	Par	Value
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 2.80%, 06/25/55†	$ 338,543	$ 336,746
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 2.99%, 03/25/46†	1,659,792	1,657,845
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.94%, 07/25/46†	2,081,829	2,080,831
FHLMC Multifamily Structured Pass Through Certificates, Series KIR2
2.75%, 03/25/27	418,096	426,371
FHLMC Multifamily Structured Pass Through Certificates, Series KJ18
3.07%, 08/25/22	390,000	399,957
FHLMC Multifamily Structured Pass Through Certificates, Series KW01
1.11%, 01/25/26† IO γ	2,606,637	135,816
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-HQA3
(Floating, ICE LIBOR USD 1M + 0.55%), 2.95%, 04/25/30†	381,730	381,589
FHLMC Structured Pass-Through Certificates, Series T-56
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 3.40%, 05/25/43†	468,233	478,801
FHLMC Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.90%, 07/25/44†	537,565	552,676
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.39%, 06/25/34† γ	163,507	164,553
Flagstar Mortgage Trust, Series 2018-4, Class A4
4.00%, 07/25/48 144A	1,588,614	1,607,549
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.79%, 08/19/34†	321,439	321,821
FWDSecuritization Trust, Series 2019-INV1, Class A1
2.81%, 07/25/49 144A	1,000,000	999,921
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 2.97%, 08/25/60 144A †	$648,895	$649,833
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 2.00% Floor, 12.00% Cap), 3.63%, 06/20/21†	523	527
4.00%, 03/20/22†	37,108	37,456
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 4.00%, 01/20/23†	7,532	7,574
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 10.00% Cap), 3.63%, 05/20/24†	18,209	18,603
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.75%, 07/20/25†	24,605	25,347
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.75%, 08/20/25†	7,679	7,913
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 4.13%, 11/20/25†	25,712	26,459
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 4.13%, 12/20/26†	39,213	40,462
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.75%, 07/20/27†	876	907
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 10.00% Cap), 4.13%, 10/20/27†	14,156	14,631
8.50%, 10/15/29	19,841	20,182
8.50%, 04/15/30	3,114	3,143
8.50%, 05/15/30	54,127	55,875
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.63%, 05/20/30†	21,792	22,572
8.55%, 07/15/30	39,493	41,313
8.50%, 08/15/30	4,613	4,669
8.50%, 11/15/30	6,339	6,575
8.50%, 12/15/30	17,549	19,351
8.50%, 02/15/31	14,501	14,980
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.68%, 05/20/37†	108,755	108,631
	Par	Value
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 3.07%, 02/20/61†	$ 962,941	$ 965,520
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	1,378,247	1,401,391
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 2.88%, 05/20/63†	1,562,008	1,569,053
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 3.24%, 02/20/66†	454,983	456,088
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 3.24%, 10/20/66†	2,220,364	2,235,360
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.63%, 04/20/67†	2,884,878	2,991,488
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.63%, 04/20/67†	3,261,735	3,322,229
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 3.28%, 11/21/35 144A †	735,972	737,076
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%, 06/10/28 144A	1,850,000	1,885,817
Great Wolf Trust, Series 2017-WOLF, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 1.00% Floor), 3.24%, 09/15/34 144A †	390,000	390,544
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 2.94%, 11/25/45†	127,115	112,347
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.58%, 01/25/37†	375,093	360,104
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	680,000	701,594

See Notes to Financial Statements.

	Par	Value
GS Mortgage Securities Corporation Trust, Series 2017-500K, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.09%, 07/15/32 144A †	$1,500,000	$1,499,222
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 3.35%, 06/15/36 144A †	536,000	536,590
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A	410,000	430,892
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB
3.72%, 07/10/46	2,161,988	2,221,276
GS Mortgage Securities Trust, Series 2013-GC14, Class A3
3.53%, 08/10/46	341,069	343,791
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	397,833
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.79%, 09/25/34† γ	181,248	189,763
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.50%, 09/25/35† γ	87,782	90,481
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 3.54%, 05/15/38 144A †	859,000	861,613
Holmes Master Issuer PLC, Series 2018-2A, Class A2
(Floating, ICE LIBOR USD 3M + 0.42%), 3.02%, 10/15/54 144A †	3,200,000	3,233,611
Impac CMB Trust, Series 2003-1, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.40% Floor, 11.95% Cap), 3.20%, 03/25/33†	46,057	45,992
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 2.59%, 09/25/46†	468,621	446,123
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 2.67%, 06/25/37†	213,829	204,092
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	1,310,000	1,340,535
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	800,000	818,648
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	$1,005,538	$1,012,338
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	203,306
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 3.34%, 07/15/36 144A †	1,710,000	1,714,310
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.72%, 02/25/35† γ	31,083	31,492
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.79%, 06/25/46 144A † γ	778,259	781,091
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	943,081	954,058
JP Morgan Mortgage Trust, Series 2017-1, Class A5
3.50%, 01/25/47 144A	816,443	825,945
JP Morgan Mortgage Trust, Series 2017-3, Class 1A6
3.00%, 08/25/47 144A	2,202,292	2,213,303
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A	1,947,084	1,964,912
JP Morgan Mortgage Trust, Series 2017-6, Class A6
3.00%, 12/25/48 144A	352,235	350,804
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	365,000	378,111
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,558,313
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 3.19%, 05/15/36 144A †	409,000	409,764
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.74%, 05/15/36 144A †	136,000	136,345
Lanark Master Issuer PLC, Series 2018-2A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.42%), 2.94%, 12/22/69 144A †	1,123,400	1,122,226
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.77%), 3.29%, 12/22/69 144A †	$1,940,000	$1,951,362
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM
6.11%, 07/15/40	8,088	8,088
LSTAR Commercial Mortgage Trust, Series 2017-5, Class A1
2.42%, 03/10/50 144A	958,174	959,451
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 2.57%, 12/25/36†	452,274	438,133
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
4.60%, 12/25/33† γ	142,309	145,940
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1
4.36%, 02/25/36† γ	203,597	206,474
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	1,221,496	1,257,611
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	545,000	575,013
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	231,209	232,726
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	520,000	538,603
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	2,000,000	2,046,730
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB
3.38%, 10/15/48	825,000	852,974
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.89%, 12/15/49† IO γ	1,954,496	85,059
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%, 07/13/29 144A	815,000	831,853
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 2.36%, 06/20/44(A) †	119,950	84,541
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(Floating, ICE LIBOR USD 1M + 0.53%, 0.53% Floor, 8.00% Cap), 2.95%, 03/09/21†	560,812	562,331
	Par	Value
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	$1,670,794	$1,749,136
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	1,686,869	1,774,269
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.38%), 2.98%, 07/15/58 144A †	830,000	830,463
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%), 3.37%, 04/14/36 144A †	314,500	315,699
RAIT Trust, Series 2017-FL7, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 3.34%, 06/15/37 144A †	67,916	67,390
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	6,157	6,405
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	937,520	1,190,486
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	585,841	607,327
Sequoia Mortgage Trust 2017-CH1 A2
3.50%, 08/25/47 144A	617,295	627,860
Sequoia Mortgage Trust, Series 2017-CH1, Class A11
3.50%, 08/25/47 144A	977,156	985,594
Sequoia Mortgage Trust, Series 2017-CH2, Class A10
4.00%, 12/25/47 144A	831,456	843,388
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 3.15%, 01/21/70 144A †	200,000	200,140
STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 3.20%, 12/25/30 144A †	1,447,748	1,450,882
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 4.05%, 04/25/43 144A †	922,846	927,076
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 3.65%, 02/25/47 144A †	2,200,000	2,210,671
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 3A1
4.61%, 08/25/34† γ	230,965	231,037

See Notes to Financial Statements.

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
0.49%, 09/25/34	$ 65,351	$ 62,453
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.64%, 07/19/35†	49,466	49,134
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 10.50% Cap), 2.68%, 02/25/36†	359,292	345,030
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.77% on 08/25/19), 6.01%, 07/25/37 STEP	254,093	177,058
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 2.32%, 04/12/44(A) †	592,530	416,008
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.85%, 10/20/51(U) 144A †	2,000,000	2,545,060
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.90%, 06/25/42†	7,793	7,713
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
4.26%, 08/25/33† γ	165,339	171,403
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor, 10.50% Cap), 2.71%, 01/25/45†	327,736	326,426
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 3.24%, 01/25/47†	311,969	301,839
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 3.48%, 06/25/46†	626,319	621,498
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.90%, 02/25/37† γ	239,094	223,533
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.49%, 05/25/37† γ	278,244	233,199
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A1
3.60%, 07/25/37† γ	$ 749,721	$ 684,672
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 3.34%, 05/25/47†	67,364	12,250
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%, 11/15/43 144A	175,322	175,569
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB
3.48%, 08/15/50	925,791	951,282
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 3.94%, 01/15/59 144A †	2,000,000	2,055,717
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1
4.96%, 12/25/34† γ	114,871	119,428
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1
4.95%, 08/25/33† γ	14,878	15,036
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class AFL
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 3.84%, 06/15/44 144A †	2,951,297	2,990,782
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.39%, 08/15/45 144A †	558,312	560,718
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	775,000	791,684
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	654,754	671,885
Total Mortgage-Backed Securities (Cost $186,782,231)		187,081,774
MUNICIPAL BONDS — 1.2%
New York City Transitional Finance Authority Future Tax Secured, Revenue Bond
1.90%, 02/01/20	4,560,000	4,558,130
North Texas Higher Education Authority, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor, 15.00% Cap), 3.42%, 04/01/40†	1,593,854	1,618,376
South Carolina Public Service Authority
2.39%, 12/01/23	715,000	709,212
3.72%, 12/01/23	400,000	418,374
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
State of California, General Obligation, Series B
(Floating, ICE LIBOR USD 1M + 0.76%), 2.44%, 12/01/31†	$3,000,000	$ 3,015,705
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.78%), 3.18%, 04/01/47†	1,500,000	1,505,130
Total Municipal Bonds (Cost $11,710,746)		11,824,927

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Put Option — 0.0%
2-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,040.00, Expires 08/23/19 (GSC) (Premiums paid $2,269)	273	$58,727,760	273

	Par
U.S. TREASURY OBLIGATIONS — 42.2%
U.S. Treasury Bill
1.94%, 05/21/20Ω Δ	$ 12,000,000	11,793,324
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	8,826,636	8,759,218
0.63%, 04/15/23	8,283,774	8,402,140
0.75%, 07/15/28‡‡	7,635,375	7,958,767
0.88%, 01/15/29	3,137,386	3,303,746
		28,423,871
U.S. Treasury Notes
2.25%, 02/29/20	114,900,000	115,057,068
1.38%, 03/31/20	7,000,000	6,966,365
1.38%, 04/30/20Δ	22,000,000	21,885,710
2.50%, 05/31/20‡‡	21,000,000	21,094,332
1.88%, 06/30/20	8,000,000	7,993,908
2.50%, 01/31/21‡‡	71,500,000	72,255,505
2.25%, 03/31/21	10,000,000	10,078,905
2.25%, 04/30/21Δ	35,500,000	35,801,608
2.13%, 05/31/21Δ	19,000,000	19,130,995
2.25%, 04/15/22	29,900,000	30,324,565
2.13%, 05/15/22‡‡	26,955,000	27,260,872
		367,849,833
Total U.S. Treasury Obligations (Cost $406,053,794)		408,067,028

Shares
MONEY MARKET FUNDS — 3.7%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø ∞	26,318,621	26,318,621
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø §	8,610,075	$ 8,610,075
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	858,233	858,233
Total Money Market Funds (Cost $35,786,929)		35,786,929
TOTAL INVESTMENTS — 117.0% (Cost $1,124,686,724)		1,131,504,343

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.90, Expires 08/21/19 (CS)	1	$(1,900,000)	(351)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.90, Expires 08/21/19 (GSC)	1	(2,600,000)	(480)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.90, Expires 08/21/19 (GSC)	1	(3,000,000)	(554)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.90, Expires 08/21/19 (MSCS)	1	(1,500,000)	(277)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.95, Expires 09/18/19 (GSC)	1	$ (700,000)	$(211)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.95, Expires 09/18/19 (DEUT)	1	(1,500,000)	(451)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $0.95, Expires 09/18/19 (GSC)	1	(1,500,000)	(451)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $1.00, Expires 08/21/19 (BNP)	1	(7,400,000)	(943)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $1.00, Expires 09/18/19 (BNP)	1	(2,200,000)	(554)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $1.00, Expires 09/18/19 (BAR)	1	$ (4,000,000)	$ (1,007)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $1.00, Expires 09/18/19 (BNP)	1	(4,200,000)	(1,058)
Sell Protection on Markit CDX.NA.IG.32 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 6/20/2024 USD, Strike Price $1.05, Expires 09/18/19 (CS)	1	(700,000)	(149)
			(6,486)
Put Option — (0.0)%
FNMA TBA 3% expiration date 6/2049, Strike Price $99.20, Expires 09/05/19 (GSC)	(30,400,000)	(3,015,680,000)	(66,306)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Put Swaption — (0.0)%
Pay 3-Month LIBOR (Quarterly); Receive 2.05% (Semiannually): Interest Rate Swap Maturing 7/22/2021 USD, Strike Price $2.05, Expires 07/18/19 (MSCS)	1	$(43,200,000)	$ (1,850)
Total Written Options (Premiums received $ (147,006))			(74,642)
Liabilities in Excess of Other Assets — (17.0)%			(164,417,981)
NET ASSETS — 100.0%			$ 967,011,720
PORTFOLIO SUMMARY (based on net assets)
	%
U.S. Treasury Obligations	42.2
Corporate Bonds	23.2
Mortgage-Backed Securities	19.4
Asset-Backed Securities	15.4
Foreign Bonds	11.1
Money Market Funds	3.7
Municipal Bonds	1.2
Agency Obligations	0.8
Purchased Option	—	**
Written Options	—	**
	117.0
**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	09/2019	(5)	$ (982,113)	$ (24,977)
10-Year CAN Bond	09/2019	1	109,144	(49,732)
10-Year U.S. Treasury Note	09/2019	76	10,812,344	(33,453)
U.S. Treasury Long Bond	09/2019	3	466,781	12,373
Ultra Long U.S. Treasury Bond	09/2019	(3)	(532,687)	(16,500)
Long GILT	09/2019	(79)	(13,072,486)	(164,944)
2-Year U.S. Treasury Note	09/2019	1,273	273,923,742	1,725,046
5-Year U.S. Treasury Note	09/2019	(75)	(8,861,719)	(46,067)
90-Day Bank Acceptance	06/2020	121	22,702,226	224,444
90-Day Bank Acceptance	09/2020	202	37,922,722	186,549
90-Day Bank Acceptance	12/2020	170	31,923,275	38,065
90-Day Eurodollar	12/2020	(636)	(156,527,550)	(1,413,543)
3-Month Euro Euribor	03/2022	325	92,685,024	315,890
90-Day Eurodollar	03/2022	(385)	(94,671,500)	(624,134)
90-Day Eurodollar	09/2022	160	39,314,000	19,795
Total Futures Contracts outstanding at June 30, 2019			$ 235,211,203	$ 148,812
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	Swedish Kronor	7,254,369	U.S. Dollars	770,000	JPM	$15,738
09/18/19	U.S. Dollars	770,000	Japanese Yen	82,111,645	BOA	3,840
09/18/19	Japanese Yen	82,923,201	U.S. Dollars	770,000	BNP	3,733
07/02/19	Euro	218,000	U.S. Dollars	244,512	BNP	3,376
07/02/19	Australian Dollars	539,000	U.S. Dollars	376,546	RBS	1,858
08/06/19	U.S. Dollars	3,550,429	Canadian Dollars	4,644,000	BNP	1,185
08/02/19	British Pounds	379,000	U.S. Dollars	481,019	BAR	1,106
07/02/19	U.S. Dollars	174,422	British Pounds	137,000	JPM	439
08/14/19	Mexican Pesos	30,189	U.S. Dollars	1,540	BNP	21
Subtotal Appreciation						$31,296

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/14/19	U.S. Dollars	1,533	Mexican Pesos	30,189	JPM	$ (27)
08/06/19	U.S. Dollars	158,517	Australian Dollars	226,000	CBA	(352)
09/18/19	Swedish Kronor	7,099,962	U.S. Dollars	770,000	JPM	(986)
09/18/19	Japanese Yen	82,273,345	U.S. Dollars	770,000	JPM	(2,331)
07/02/19	U.S. Dollars	461,003	Australian Dollars	660,000	HSBC	(2,350)
07/03/19	U.S. Dollars	172,841	Australian Dollars	250,000	ANZ	(2,691)
09/18/19	U.S. Dollars	770,000	Japanese Yen	82,813,269	HSBC	(2,707)
08/02/19	U.S. Dollars	9,825,929	Euro	8,620,000	BNP	(3,406)
08/02/19	U.S. Dollars	4,377,443	British Pounds	3,446,000	BNP	(6,204)
08/02/19	U.S. Dollars	6,679,435	Australian Dollars	9,515,000	HSBC	(8,468)
09/18/19	U.S. Dollars	770,000	Swedish Kronor	7,208,604	JPM	(10,781)
09/18/19	U.S. Dollars	770,000	Swedish Kronor	7,247,660	MSCS	(15,011)
07/02/19	U.S. Dollars	4,182,483	British Pounds	3,309,000	MSCS	(19,782)
07/02/19	U.S. Dollars	6,501,543	Australian Dollars	9,394,000	BAR	(93,515)
07/03/19	U.S. Dollars	3,503,152	Canadian Dollars	4,733,000	CITI	(111,332)
07/02/19	U.S. Dollars	9,862,968	Euro	8,838,000	GSC	(186,723)
Subtotal Depreciation						$(466,666)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$(435,370)
Swap agreements outstanding at June 30, 2019:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issues — Buy Protection
Peoples Republic of China, 7.5% due 10/28/2027 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	3,100,000	$(83,026)	$(69,495)	$(13,531)
						$(83,026)	$(69,495)	$(13,531)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap on Credit Indexes — Buy Protection
Markit CDX.NA.IG.31 Index (Pay Quarterly)	(1.00)%	12/20/2023	USD	6,000,000	$(136,260)	$ (72,394)	$(63,866)
Markit CDX.NA.IG.32 Index (Pay Quarterly)	(1.00)%	6/20/2024	USD	15,400,000	(332,606)	(299,950)	(32,656)
					$(468,866)	$(372,344)	$(96,522)

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day US Federal Fund Effective Rate (Annually)	2.50% (Annually)	3/1/2020	USD	111,600,000	$ 487,614	$ 131,335	$ 356,279
1-Day US Federal Fund Effective Rate (Annually)	2.34% (Annually)	3/18/2020	USD	86,100,000	153,829	(978)	154,807
Subtotal Appreciation					$ 641,443	$ 130,357	$ 511,086
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/10/2021	USD	50,720,000	$ (26,558)	$ (26,176)	$ (382)
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/11/2021	USD	25,400,000	(12,359)	(11,217)	(1,142)
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/14/2021	USD	31,480,000	(16,880)	(14,671)	(2,209)
2.30% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	3/1/2022	USD	110,300,000	(2,247,690)	278,968	(2,526,658)
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	12/19/2028	USD	1,800,000	(166,276)	30,090	(196,366)
3.03% (Semiannually)	3-Month LIBOR (Quarterly)	2/13/2029	USD	3,900,000	(403,931)	—	(403,931)
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/18/2029	USD	12,500,000	(884,352)	(878,595)	(5,757)
Subtotal Depreciation					$(3,758,046)	$(621,601)	$(3,136,445)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2019					$(3,116,603)	$(491,244)	$(2,625,359)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swaps
1.23% (Upon termination)	1-Day CPTFEMU (Upon termination)	4/15/2029	EUR	2,500,000	$(44,136)	$ —	$(44,136)
					$(44,136)	$ —	$(44,136)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 8,035,392	$ —	$ 8,035,392	$ —
Asset-Backed Securities	148,993,354	—	148,993,354	—
Corporate Bonds	224,403,298	—	224,403,298	—
Foreign Bonds	107,311,368	—	107,311,368	—
Money Market Funds	35,786,929	35,786,929	—	—
Mortgage-Backed Securities	187,081,774	—	187,081,774	—
Municipal Bonds	11,824,927	—	11,824,927	—
Purchased Option:
Put Option	273	273	—	—
U.S. Treasury Obligations	408,067,028	—	408,067,028	—
Total Assets - Investments in Securities	$1,131,504,343	$35,787,202	$1,095,717,141	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 31,296	$ —	$ 31,296	$ —
Futures Contracts	2,522,162	2,522,162	—	—
Swap Agreements	511,086	—	511,086	—
Total Assets - Other Financial Instruments	$ 3,064,544	$ 2,522,162	$ 542,382	$ —
Liabilities:
Investments in Securities:
Written Options:
Call Swaptions	$ (6,486)	$ —	$ (6,486)	$ —
Put Option	(66,306)	—	(66,306)	—
Put Swaption	(1,850)	—	(1,850)	—
Total Written Options	(74,642)	—	(74,642)	—
Total Liabilities - Investments in Securities	$ (74,642)	$ —	$ (74,642)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (466,666)	$ —	$ (466,666)	$ —
Futures Contracts	(2,373,350)	(2,373,350)	—	—
Swap Agreements	(3,290,634)	—	(3,290,634)	—
Total Liabilities - Other Financial Instruments	$ (6,130,650)	$ (2,373,350)	$ (3,757,300)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 0.6%
Federal Home Loan Bank
2.13%, 02/11/20	$ 270,000	$ 270,128
3.38%, 12/08/23	200,000	212,862
Federal Home Loan Bank Discount Notes
2.42%, 07/31/19Ω	1,700,000	1,696,898
Federal National Mortgage Association
2.51%, 10/09/19Ω	3,350,000	3,329,175
1.88%, 09/24/26	1,500,000	1,485,711
6.25%, 05/15/29	500,000	675,434
6.63%, 11/15/30	1,170,000	1,674,160
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,031,906
Total Agency Obligations (Cost $10,101,749)		10,376,274
ASSET-BACKED SECURITIES — 7.6%
Academic Loan Funding Trust, Series 2012-1A, Class A2
(Floating, ICE LIBOR USD 1M + 1.10%), 3.50%, 12/27/44 144A †	1,030,172	1,043,782
Access Group, Inc., Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.10%, 07/25/56 144A †	251,034	248,847
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.85%, 01/25/36†	2,900,000	2,891,831
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 3.59%, 04/30/31 144A †	710,000	705,086
Apex Credit CLO, Ltd., Series 2017-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 4.05%, 04/24/29 144A †	100,000	100,079
Atlas Senior Loan Fund III, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.83%), 3.36%, 11/17/27 144A †	520,000	517,584
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 5.74%, 04/20/31 144A †	750,000	732,167
	Par	Value
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	$1,085,385	$ 820,467
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,109,662	1,613,520
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 3.85%, 07/15/29 144A †	1,400,000	1,401,396
BlueMountain CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 3.93%, 04/13/27 144A †	500,000	500,326
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 4.44%, 04/20/27 144A †	800,000	788,194
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 3.44%, 09/15/35 144A †	2,600,000	2,605,525
California Street CLO IX LP, Series 2012-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.32%), 3.77%, 07/16/32 144A †	525,000	525,000
Capital Auto Receivables Asset Trust, Series 2017-1, Class A3
2.02%, 08/20/21 144A	3,568,097	3,561,368
CarMax Auto Owner Trust, Series 2017-2, Class A3
1.93%, 03/15/22	2,252,661	2,248,152
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.65% Floor), 3.38%, 05/25/35†	2,700,000	2,712,428
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 3.43%, 01/27/28 144A †	1,600,000	1,593,821
Chapel BV, Series 2007, Class A2
(Floating, 0.36% - Euribor 3M), 0.05%, 07/17/66(E) †	209,196	237,491
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7
3.96%, 10/13/30	850,000	944,910
Community Funding CLO, Series 2015-1A, Class A
5.75%, 11/01/27 144A Ψ ††† STEP	846,785	847,283

See Notes to Financial Statements.

	Par	Value
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.70%, 07/25/36†	$ 508,526	$ 509,585
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.50% Floor), 3.15%, 03/25/34†	380,129	383,135
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 2.63%, 12/15/35†	56,527	50,031
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, Class 2A
(Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor, 16.00% Cap), 2.53%, 07/15/36†	167,479	161,571
Drive Auto Receivables Trust, Series 2019-2, Class A2A
2.93%, 03/15/22	5,700,000	5,712,962
Drive Auto Receivables Trust, Series 2019-2, Class A2B
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 2.67%, 03/15/22†	5,700,000	5,699,829
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.65%, 07/15/30 144A †	250,000	250,000
ECMC Group Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.35%), 3.75%, 07/26/66 144A †	640,458	646,444
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 3.60%, 12/27/66 144A †	1,594,246	1,604,907
ECMC Group Student Loan Trust, Series 2018-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.75%), 3.15%, 02/27/68 144A †	2,820,102	2,805,347
Edsouth Indenture No. 7 LLC, Series 2014-3, Class A
(Floating, ICE LIBOR USD 1M + 0.60%), 3.00%, 02/25/36 144A †	675,871	667,929
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.75%, 03/25/36 144A †	1,200,000	1,208,189
	Par	Value
EFS Volunteer No. 3 LLC, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.40%, 04/25/33 144A †	$1,949,471	$1,947,057
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 2.81%, 02/27/35 144A †	837,982	815,739
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A
4.06%, 11/15/30	700,000	752,312
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 1A1
7.00%, 09/25/37	7,044	7,127
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	62,236	63,311
Golden Credit Card Trust, Series 2016-5A, Class A
1.60%, 09/15/21 144A	900,000	899,516
Golden Credit Card Trust, Series 2017-2A, Class A
1.98%, 04/15/22 144A	500,000	498,432
GSAMP Trust, Series 2007-HS1, Class A1
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 3.25%, 02/25/47†	134,102	134,604
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 3.66%, 07/25/27 144A †	700,000	699,239
Hertz Vehicle Financing II LP, Series 2018-1A, Class A
3.29%, 02/25/24 144A	1,550,000	1,578,465
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 3.57%, 05/25/34 144A †	954,580	959,170
Jackson Mill CLO, Ltd., Series 2015-1A, Class DR
(Floating, ICE LIBOR USD 3M + 2.80%, 2.80% Floor), 5.40%, 04/15/27 144A †	750,000	741,542
KKR CLO, Ltd., Series 21, Class A
(Floating, ICE LIBOR USD 3M + 1.00%), 3.60%, 04/15/31 144A †	550,000	544,544
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 3.49%, 06/15/36 144A †	1,450,000	1,457,794
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LCM XXIII, Ltd., Series 23A, Class A1
(Floating, ICE LIBOR USD 3M + 1.40%), 3.99%, 10/20/29 144A †	$1,000,000	$1,003,446
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 4.05%, 08/20/24 144A †	1,011,262	1,001,898
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 3.35%, 04/15/29 144A †	2,750,000	2,718,891
Marlette Funding Trust, Series 2018-2A, Class A
3.06%, 07/17/28 144A	1,037,734	1,038,965
Midocean Credit Clo VII, Series 2017-7A, Class B
(Floating, ICE LIBOR USD 3M + 1.90%), 4.50%, 07/15/29 144A †	1,500,000	1,506,051
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
2.87%, 07/25/59 144A † γ	428,731	434,124
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 3.08%, 10/25/35†	491,940	491,668
Montana Higher Education Student Assistance Corporation, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 3.49%, 07/20/43†	700,000	708,008
Navient Student Loan Trust, Series 2016-5A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%), 3.65%, 06/25/65 144A †	1,573,462	1,593,023
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 3.70%, 03/25/66 144A †	6,000,000	6,125,124
Navient Student Loan Trust, Series 2016-7A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%), 3.55%, 03/25/66 144A †	772,168	775,893
Navient Student Loan Trust, Series 2017-1A, Class A3
(Floating, ICE LIBOR USD 1M + 1.15%), 3.55%, 07/26/66 144A †	520,000	525,813
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 3.45%, 12/27/66 144A †	1,512,195	1,521,855
	Par	Value
Nelnet Student Loan Trust, Series 2006-1, Class A6
(Floating, ICE LIBOR USD 3M + 0.45%, 0.45% Floor), 2.97%, 08/23/36 144A †	$1,200,000	$1,169,048
Nelnet Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 2.68%, 01/25/30†	158,127	158,093
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 3.57%, 04/15/31 144A †	700,000	694,874
OHA Loan Funding, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.41%), 3.93%, 08/15/29 144A †	1,000,000	1,003,095
Orec, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 3.57%, 06/15/36 144A †	750,000	752,062
OZLM VII, Ltd., Series 2014-7RA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.60%, 1.60% Floor), 4.19%, 07/17/29 144A †	1,250,000	1,243,060
OZLM XV, Ltd., Series 2016-15A, Class B
(Floating, ICE LIBOR USD 3M + 2.70%), 5.29%, 01/20/29 144A †	1,000,000	1,000,966
Panhandle-Plains Higher Education Authority, Inc., Series 2010-2, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 18.00% Cap), 3.45%, 10/01/35†	243,915	244,696
Park Place Securities, Inc. Asset-Backed Pass-Through Trust Certificates, Series 2005-WCH1, Class M3
(Floating, ICE LIBOR USD 1M + 0.84%, 0.56% Floor), 3.24%, 01/25/36†	30,651	30,764
Penarth Master Issuer PLC, Series 2018-2A, Class A1
(Floating, ICE LIBOR USD 1M + 0.45%), 2.83%, 09/18/22 144A †	1,600,000	1,599,901
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.95%, 05/25/57 144A †	668,681	662,542
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 3.55%, 09/25/65 144A †	607,996	613,755

See Notes to Financial Statements.

	Par	Value
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 3.35%, 11/25/65 144A †	$1,285,331	$1,284,089
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.65%, 0.43% Floor, 14.00% Cap), 3.05%, 11/25/35†	1,406,618	1,412,305
Ready Capital Mortgage Financing, Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 0.85%), 3.28%, 06/25/35 144A †	431,459	431,723
RMAT LP, Series 2018-NPL1, Class A1
(Step to 7.09% on 06/25/21), 4.09%, 05/25/48 144A STEP	765,504	772,526
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.53% Floor, 10.28% Cap), 3.18%, 03/25/35†	297,909	291,645
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	209,269	223,256
SBA Small Business Investment Cos., Series 2019-10A, Class 1
3.11%, 03/10/29	450,000	469,627
Scholar Funding Trust, Series 2010-A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%), 3.33%, 10/28/41 144A †	238,193	233,933
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.53%, 06/15/29†	624,717	620,298
SLM Private Education Loan Trust, Series 2010-A, Class 2A
(Floating, ICE LIBOR USD 1M + 3.25%, 3.25% Floor), 5.64%, 05/16/44 144A †	79,267	79,755
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1
3.50%, 10/28/29 144A	79,731	79,065
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 2.88%, 12/15/27 144A †	2,347,268	2,349,764
SLM Student Loan Trust, Series 2003-7A, Class A5A
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.61%, 12/15/33 144A †	765,584	765,150
	Par	Value
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.70%, 01/25/27†	$ 107,551	$ 106,919
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 2.72%, 10/25/28†	721,700	717,097
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 2.67%, 01/26/26†	2,308,165	2,301,192
SLM Student Loan Trust, Series 2007-7, Class A4
(Floating, ICE LIBOR USD 3M + 0.33%), 2.91%, 01/25/22†	367,829	361,016
SLM Student Loan Trust, Series 2008-2, Class A3
(Floating, ICE LIBOR USD 3M + 0.75%), 3.33%, 04/25/23†	122,872	122,274
SLM Student Loan Trust, Series 2008-4, Class A4
(Floating, ICE LIBOR USD 3M + 1.65%), 4.23%, 07/25/22†	338,261	342,280
SLM Student Loan Trust, Series 2008-5, Class A4
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 4.28%, 07/25/23†	433,177	438,668
SLM Student Loan Trust, Series 2008-6, Class A4
(Floating, ICE LIBOR USD 3M + 1.10%), 3.68%, 07/25/23†	520,269	520,703
SLM Student Loan Trust, Series 2008-8, Class A4
(Floating, ICE LIBOR USD 3M + 1.50%), 4.08%, 04/25/23†	217,249	219,467
SoFi Consumer Loan Program, Series 2017-4, Class A
2.50%, 05/26/26 144A	398,692	399,107
Sound Point Clo XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 3.69%, 07/26/31 144A †	500,000	495,123
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.58%, 05/25/36†	317,391	317,803
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.62% Floor), 3.33%, 07/25/35†	1,582,650	1,585,163
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.52% Floor), 3.18%, 02/25/35 144A †	$ 2,700,000	$ 2,720,795
TIAA CLO II, Ltd., Series 2017-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.28%), 3.87%, 04/20/29 144A †	3,950,000	3,957,170
TPG Real Estate Finance Issuer, Ltd., Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%), 3.52%, 11/15/37 144A †	1,150,000	1,153,881
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.49%, 04/15/29 144A †	2,690,000	2,676,344
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	230,000	238,008
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 3.03%, 02/25/43†	411,727	411,781
Venture XXVI CLO, Ltd., Series 2017-26A, Class A
(Floating, ICE LIBOR USD 3M + 1.45%), 4.04%, 01/20/29 144A †	450,000	450,557
Vibrant CLO VI, Ltd., Series 2017-6A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%), 3.63%, 06/20/29 144A †	2,750,000	2,743,678
Voya CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.90%, 0.90% Floor), 3.50%, 01/18/29 144A †	500,000	497,227
Voya CLO, Ltd., Series 2017-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 3.82%, 07/20/30 144A †	4,150,000	4,165,457
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 3.75%, 10/15/31 144A †	1,500,000	1,495,668
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A
2.98%, 01/18/22 144A	1,490,350	1,494,256
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 6.25%, 10/15/31 144A †	750,000	747,367
Total Asset-Backed Securities (Cost $125,631,369)		125,747,790
	Par	Value
CERTIFICATES OF DEPOSIT — 1.0%
Bank of Nova Scotia (The)
1.78%, 08/02/19Ω	$ 3,000,000	$ 2,287,223
FirstBank
1.75%, 07/31/19Ω	4,200,000	3,202,456
HSBC Bank Canada
1.85%, 07/15/19Ω	3,500,000	2,670,429
Royal Bank of Canada
1.74%, 07/31/19Ω	4,300,000	3,278,735
Toronto Dominion Bank
1.75%, 07/04/19Ω	7,500,000	5,726,305
Total Certificates Of Deposit (Cost $16,927,466)		17,165,148
CORPORATE BONDS — 22.0%
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	45,281
Abbott Laboratories
3.75%, 11/30/26	148,000	160,148
4.75%, 11/30/36	170,000	201,129
4.90%, 11/30/46	210,000	259,866
AbbVie, Inc.
3.38%, 11/14/21	750,000	762,996
2.85%, 05/14/23Δ	1,050,000	1,060,000
3.75%, 11/14/23	525,000	546,962
3.60%, 05/14/25	440,000	454,967
3.20%, 05/14/26	300,000	303,532
Acadia Healthcare Co., Inc.
5.63%, 02/15/23	634,000	647,472
Aetna, Inc.
2.80%, 06/15/23	225,000	226,506
Air Lease Corporation
3.75%, 06/01/26	875,000	897,078
Aircastle, Ltd.
5.13%, 03/15/21Δ	764,000	792,635
5.50%, 02/15/22	1,300,000	1,378,460
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26Δ	300,000	315,619
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	404,984
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	285,787
4.25%, 06/15/28 144A	75,000	79,392
Amazon.com, Inc.
3.15%, 08/22/27	370,000	389,272
3.88%, 08/22/37	160,000	176,684
4.95%, 12/05/44	220,000	277,710
4.05%, 08/22/47	790,000	898,311
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 7.32%, 02/12/23 144A †	1,691,866	1,723,589
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	543,178
American Express Credit Corporation
2.38%, 05/26/20	310,000	310,178

See Notes to Financial Statements.

	Par	Value
American Homes 4 Rent LP REIT
4.90%, 02/15/29	$ 759,000	$ 827,038
American International Group, Inc.
3.90%, 04/01/26	825,000	864,141
4.20%, 04/01/28	1,050,000	1,123,155
6.25%, 03/15/37	278,000	285,393
American Tower Corporation REIT
3.38%, 05/15/24	825,000	849,257
3.38%, 10/15/26	1,500,000	1,527,212
American Tower Trust #1 REIT
3.07%, 03/15/23 144A	940,000	956,106
Amgen, Inc.
2.13%, 05/01/20	70,000	69,839
3.63%, 05/22/24Δ	50,000	52,553
4.66%, 06/15/51	34,000	37,188
Anadarko Petroleum Corporation
4.85%, 03/15/21	231,000	239,198
5.55%, 03/15/26	845,000	950,381
6.45%, 09/15/36	430,000	529,364
6.60%, 03/15/46	620,000	808,356
Antero Resources Corporation
5.38%, 11/01/21	110,000	109,038
Anthem, Inc.
2.95%, 12/01/22	390,000	395,832
3.35%, 12/01/24	130,000	134,577
3.65%, 12/01/27	520,000	541,034
Apache Corporation
3.25%, 04/15/22	24,000	24,365
4.38%, 10/15/28Δ	50,000	52,296
5.10%, 09/01/40	180,000	182,265
4.25%, 01/15/44	800,000	724,984
Apple, Inc.
2.00%, 11/13/20	260,000	259,917
1.55%, 08/04/21	230,000	227,851
2.75%, 01/13/25	650,000	664,970
2.45%, 08/04/26	1,620,000	1,615,894
2.90%, 09/12/27	600,000	614,791
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	248,341
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,257,678
AT&T, Inc.
4.45%, 05/15/21	80,000	83,063
3.00%, 02/15/22	170,000	172,785
3.00%, 06/30/22	475,000	483,494
3.60%, 02/17/23	825,000	856,857
4.45%, 04/01/24	725,000	780,630
3.40%, 05/15/25	1,805,000	1,857,064
4.13%, 02/17/26	175,000	186,301
4.25%, 03/01/27	1,400,000	1,501,743
4.35%, 03/01/29	200,000	215,600
5.25%, 03/01/37	225,000	252,885
4.90%, 08/15/37	200,000	215,903
4.85%, 03/01/39	1,400,000	1,505,290
6.10%, 07/15/40	140,000	168,503
4.35%, 06/15/45	360,000	360,497
5.45%, 03/01/47	175,000	201,330
	Par	Value
4.50%, 03/09/48	$ 430,000	$ 440,344
AXA Equitable Holdings, Inc.
4.35%, 04/20/28	1,300,000	1,368,292
Bank of America Corporation
3.30%, 01/11/23	120,000	123,777
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	335,223
(Floating, ICE LIBOR USD 3M + 0.79%), 3.27%, 03/05/24†	1,500,000	1,502,347
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	549,742
4.00%, 04/01/24	420,000	447,859
(Floating, ICE LIBOR USD 3M + 0.96%), 3.55%, 07/23/24† Δ	900,000	906,149
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	875,000	919,558
4.20%, 08/26/24	1,190,000	1,265,823
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24^	300,000	327,055
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24Δ ^	150,000	165,482
4.00%, 01/22/25	440,000	463,118
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,255,916
4.45%, 03/03/26	420,000	453,398
3.50%, 04/19/26	2,010,000	2,106,619
4.25%, 10/22/26	440,000	470,487
3.25%, 10/21/27	275,000	281,991
4.18%, 11/25/27	825,000	874,686
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	1,360,000	1,419,144
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	714,726
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	573,859
6.11%, 01/29/37	500,000	638,529
5.00%, 01/21/44	790,000	964,249
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49^	270,000	285,173
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	189,804
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	179,716
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	224,260
Beacon Roofing Supply, Inc.
4.88%, 11/01/25 144A Δ	80,000	79,500
Becton, Dickinson and Co.
(Floating, ICE LIBOR USD 3M + 0.88%), 3.19%, 12/29/20†	600,000	600,099
2.89%, 06/06/22	700,000	709,771
3.36%, 06/06/24	830,000	855,425
3.73%, 12/15/24	171,000	179,488
4.69%, 12/15/44	270,000	299,945
4.67%, 06/06/47	575,000	645,131
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	413,583
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Berkshire Hathaway Finance Corporation
4.25%, 01/15/49	$ 460,000	$ 518,540
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	120,000	122,250
BMW US Capital LLC
1.85%, 09/15/21 144A	60,000	59,408
Boeing Capital Corporation
4.70%, 10/27/19	230,000	231,600
Boeing Co. (The)
4.88%, 02/15/20Δ	50,000	50,747
2.80%, 03/01/27	110,000	110,756
6.63%, 02/15/38	210,000	292,584
Boston Properties LP REIT
4.50%, 12/01/28	900,000	1,000,041
BP Capital Markets America, Inc.
3.22%, 11/28/23	370,000	381,918
3.12%, 05/04/26	570,000	581,340
4.23%, 11/06/28	1,875,000	2,077,345
Brighthouse Financial, Inc.
3.70%, 06/22/27Δ	1,600,000	1,521,590
Bristol-Myers Squibb Co.
2.60%, 05/16/22 144A	300,000	303,925
2.90%, 07/26/24 144A	540,000	553,031
3.20%, 06/15/26 144A	420,000	436,744
3.40%, 07/26/29 144A	200,000	209,572
Broadcom Corporation
3.00%, 01/15/22	550,000	551,636
2.65%, 01/15/23	225,000	221,975
3.63%, 01/15/24	775,000	782,874
3.13%, 01/15/25	845,000	826,448
3.88%, 01/15/27	900,000	882,738
Broadcom, Inc.
3.13%, 10/15/22 144A	1,150,000	1,157,690
3.63%, 10/15/24 144A Δ	825,000	829,687
4.25%, 04/15/26 144A	675,000	685,611
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 144A	130,000	132,600
CCO Holdings LLC
5.13%, 05/01/27 144A	500,000	518,930
Celgene Corporation
2.25%, 08/15/21	270,000	269,204
3.55%, 08/15/22	170,000	176,102
3.88%, 08/15/25	1,725,000	1,849,704
3.90%, 02/20/28	150,000	160,874
5.00%, 08/15/45	110,000	130,727
Centene Corporation
5.63%, 02/15/21	80,000	81,600
4.75%, 05/15/22	150,000	153,750
6.13%, 02/15/24	220,000	230,725
4.75%, 01/15/25	50,000	51,736
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	756,872
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,608,098
Charter Communications Operating LLC
3.58%, 07/23/20	120,000	121,099
	Par	Value
4.46%, 07/23/22	$1,725,000	$1,813,224
4.50%, 02/01/24	963,000	1,027,012
4.91%, 07/23/25	2,510,000	2,727,109
3.75%, 02/15/28	1,800,000	1,814,382
4.20%, 03/15/28	710,000	738,185
5.05%, 03/30/29Δ	460,000	508,562
6.48%, 10/23/45	90,000	106,198
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	80,000	87,100
Chesapeake Energy Corporation
6.63%, 08/15/20	20,000	20,250
6.13%, 02/15/21	220,000	224,400
Chevron Corporation
2.95%, 05/16/26	540,000	557,784
Chubb INA Holdings, Inc.
2.30%, 11/03/20Δ	90,000	90,057
3.35%, 05/03/26	120,000	125,952
Cigna Corporation
3.40%, 09/17/21 144A	240,000	244,760
3.75%, 07/15/23 144A	2,240,000	2,333,722
4.13%, 11/15/25 144A	180,000	191,842
4.38%, 10/15/28 144A	460,000	496,706
Cimarex Energy Co.
3.90%, 05/15/27	500,000	514,258
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	183,129
3.70%, 04/01/27	190,000	202,479
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	99,039
CIT Group, Inc.
5.25%, 03/07/25	140,000	153,825
Citibank NA
3.05%, 05/01/20	975,000	980,426
(Floating, ICE LIBOR USD 3M + 0.60%), 3.12%, 05/20/22†	1,800,000	1,802,929
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 1.19%), 3.77%, 08/02/21†	1,300,000	1,317,744
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23^	170,000	176,466
3.50%, 05/15/23	220,000	227,162
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23^	180,000	181,399
(Variable, ICE LIBOR USD 3M + 1.02%), 4.04%, 06/01/24Δ ^	1,700,000	1,798,030
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25^	690,000	721,640
4.40%, 06/10/25	450,000	480,650
5.50%, 09/13/25	290,000	328,734
3.40%, 05/01/26	2,075,000	2,149,565
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26^	150,000	164,872
3.20%, 10/21/26	500,000	510,371
4.30%, 11/20/26	1,675,000	1,780,346
4.45%, 09/29/27	1,480,000	1,595,942
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	156,667
4.13%, 07/25/28	125,000	132,506

See Notes to Financial Statements.

	Par	Value
6.63%, 06/15/32	$ 50,000	$ 64,655
8.13%, 07/15/39	20,000	32,033
6.68%, 09/13/43	10,000	13,893
5.30%, 05/06/44	24,000	28,596
4.65%, 07/30/45	894,000	1,031,220
4.75%, 05/18/46	40,000	45,311
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,820,000	1,877,960
Comcast Corporation
3.70%, 04/15/24	1,375,000	1,460,332
3.38%, 08/15/25	275,000	287,851
3.95%, 10/15/25	550,000	593,854
3.30%, 02/01/27	344,000	358,256
3.15%, 02/15/28	950,000	975,918
4.15%, 10/15/28	2,395,000	2,641,859
4.25%, 10/15/30	810,000	904,741
5.65%, 06/15/35	420,000	524,694
3.20%, 07/15/36	380,000	369,750
3.90%, 03/01/38	30,000	31,640
4.70%, 10/15/48	90,000	105,560
CommonSpirit Health
4.35%, 11/01/42	40,000	40,290
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	310,477
Compass Bank
5.50%, 04/01/20	300,000	306,177
Concho Resources, Inc.
4.38%, 01/15/25	70,000	72,777
3.75%, 10/01/27	30,000	31,070
4.30%, 08/15/28	320,000	344,859
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	296,017
Continental Resources, Inc.
4.50%, 04/15/23	1,705,000	1,792,877
3.80%, 06/01/24	120,000	123,514
4.38%, 01/15/28	270,000	284,391
Cott Holdings, Inc.
5.50%, 04/01/25 144A	170,000	173,825
CRH America Finance, Inc.
3.95%, 04/04/28 144A	500,000	511,642
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	571,241
3.15%, 07/15/23Δ	725,000	739,550
CVS Health Corporation
3.35%, 03/09/21	210,000	212,987
2.75%, 12/01/22	210,000	210,825
3.70%, 03/09/23	720,000	745,087
4.00%, 12/05/23	800,000	837,841
4.10%, 03/25/25	590,000	622,685
3.88%, 07/20/25	963,000	1,006,353
4.30%, 03/25/28	2,870,000	3,028,936
4.78%, 03/25/38	400,000	417,935
5.13%, 07/20/45	325,000	347,115
5.05%, 03/25/48	1,200,000	1,280,114
CVS Pass-Through Trust
6.94%, 01/10/30Δ	591,097	695,930
	Par	Value
D.R. Horton, Inc.
4.38%, 09/15/22	$ 800,000	$ 833,428
DAE Funding LLC
5.75%, 11/15/23 144A Δ	150,000	157,875
5.00%, 08/01/24 144A Δ	700,000	730,625
Daimler Finance North America LLC
3.40%, 02/22/22 144A	1,700,000	1,735,224
Dell International LLC
4.42%, 06/15/21 144A	2,520,000	2,597,524
5.45%, 06/15/23 144A	400,000	431,390
6.02%, 06/15/26 144A	125,000	138,005
8.35%, 07/15/46 144A	200,000	252,823
Delta Air Lines Pass Through Trust, Series 2007-1, Class A
6.82%, 08/10/22	260,887	287,445
Depository Trust & Clearing Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.17%), 4.88%, 06/15/20 144A ^	750,000	750,161
Devon Energy Corporation
3.25%, 05/15/22Δ	220,000	224,234
5.85%, 12/15/25	492,000	583,305
5.60%, 07/15/41	312,000	370,973
4.75%, 05/15/42	340,000	373,005
5.00%, 06/15/45	660,000	758,272
Diamondback Energy, Inc.
4.75%, 11/01/24 144A	300,000	309,750
4.75%, 11/01/24	800,000	826,000
Discover Financial Services
3.75%, 03/04/25Δ	450,000	465,631
DISH DBS Corporation
5.88%, 07/15/22	130,000	132,437
5.88%, 11/15/24	830,000	788,500
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	339,055
4.20%, 05/15/28	400,000	414,606
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	681,248
Duke Energy Corporation
3.75%, 04/15/24	200,000	211,126
3.15%, 08/15/27	550,000	558,400
3.95%, 08/15/47	30,000	30,381
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	376,039
DuPont de Nemours, Inc.
4.21%, 11/15/23	550,000	589,132
4.49%, 11/15/25	350,000	387,592
4.73%, 11/15/28	350,000	396,659
5.42%, 11/15/48Δ	75,000	91,257
Eaton Corporation
2.75%, 11/02/22	710,000	719,638
4.15%, 11/02/42	200,000	211,894
Ecolab, Inc.
3.95%, 12/01/47	68,000	73,192
Elanco Animal Health, Inc.
3.91%, 08/27/21 144A	550,000	562,118
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.27%, 08/28/23 144A	$ 225,000	$ 236,305
Eli Lilly & Co.
3.10%, 05/15/27	80,000	83,635
Enable Midstream Partners LP
4.95%, 05/15/28	900,000	944,275
Energizer Holdings, Inc.
7.75%, 01/15/27 144A Δ	425,000	461,053
Energy Transfer Operating LP
4.65%, 06/01/21	150,000	155,648
4.20%, 09/15/23	625,000	655,683
4.50%, 04/15/24	230,000	244,909
5.50%, 06/01/27	525,000	587,788
4.95%, 06/15/28	70,000	76,598
5.25%, 04/15/29	615,000	687,742
5.30%, 04/15/47	225,000	235,068
6.00%, 06/15/48Δ	225,000	257,193
6.25%, 04/15/49	20,000	23,730
Energy Transfer Partners LP
4.50%, 11/01/23	310,000	327,686
Entercom Media Corporation
6.50%, 05/01/27 144A	175,000	182,437
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,383,051
Enterprise Products Operating LLC
4.15%, 10/16/28	320,000	348,602
5.70%, 02/15/42	60,000	72,449
(Variable, ICE LIBOR USD 3M + 2.78%), 5.30%, 06/01/67†	455,000	419,292
EOG Resources, Inc.
4.15%, 01/15/26	140,000	152,569
EQM Midstream Partners LP
4.75%, 07/15/23	1,225,000	1,274,696
4.13%, 12/01/26	1,800,000	1,742,853
5.50%, 07/15/28	300,000	316,055
ERAC USA Finance LLC
4.50%, 08/16/21 144A	709,000	739,339
ERP Operating LP REIT
4.63%, 12/15/21	150,000	157,845
Exelon Corporation
5.63%, 06/15/35	415,000	503,028
Expedia Group, Inc.
3.80%, 02/15/28	300,000	305,639
Exxon Mobil Corporation
3.04%, 03/01/26	280,000	290,429
4.11%, 03/01/46	230,000	265,024
Fifth Third Bancorp
3.65%, 01/25/24	230,000	241,846
First Data Corporation
5.38%, 08/15/23 144A	70,000	71,348
FirstEnergy Corporation
4.25%, 03/15/23	290,000	304,852
3.90%, 07/15/27	690,000	725,308
7.38%, 11/15/31	1,800,000	2,462,769
Fiserv, Inc.
3.80%, 10/01/23	225,000	236,835
2.75%, 07/01/24	1,075,000	1,085,822
3.20%, 07/01/26	725,000	741,138
4.20%, 10/01/28	375,000	406,304
	Par	Value
Florida Power & Light Co.
3.80%, 12/15/42	$ 425,000	$ 452,227
Ford Motor Credit Co. LLC
2.46%, 03/27/20	800,000	797,818
3.16%, 08/04/20	225,000	225,889
3.20%, 01/15/21	200,000	200,684
5.75%, 02/01/21	200,000	208,262
3.34%, 03/18/21	250,000	251,367
5.88%, 08/02/21	570,000	601,237
3.82%, 11/02/27Δ	250,000	239,247
Fox Corporation
4.03%, 01/25/24 144A	480,000	510,887
4.71%, 01/25/29 144A	570,000	638,197
5.48%, 01/25/39 144A	270,000	319,151
5.58%, 01/25/49 144A	80,000	98,016
Freeport-McMoRan, Inc.
4.00%, 11/14/21	10,000	10,225
3.55%, 03/01/22	20,000	20,125
6.88%, 02/15/23Δ	10,000	10,563
3.88%, 03/15/23	10,000	10,025
4.55%, 11/14/24Δ	10,000	10,248
5.45%, 03/15/43	192,000	176,640
General Electric Co.
6.00%, 08/07/19	301,000	301,994
5.50%, 01/08/20	40,000	40,573
4.38%, 09/16/20	198,000	202,082
5.30%, 02/11/21	104,000	107,785
4.65%, 10/17/21	1,540,000	1,605,050
3.15%, 09/07/22	230,000	233,028
2.70%, 10/09/22	75,000	74,946
3.10%, 01/09/23Δ	250,000	252,386
6.75%, 03/15/32	80,000	98,641
6.88%, 01/10/39	500,000	627,915
4.50%, 03/11/44	790,000	767,714
General Mills, Inc.
4.20%, 04/17/28	600,000	648,308
General Motors Co.
4.00%, 04/01/25	200,000	203,777
5.15%, 04/01/38	50,000	49,370
General Motors Financial Co., Inc.
3.50%, 07/10/19	300,000	300,062
(Floating, ICE LIBOR USD 3M + 1.27%), 3.58%, 10/04/19†	400,000	400,972
3.20%, 07/13/20	1,000,000	1,003,729
2.45%, 11/06/20	130,000	129,599
4.38%, 09/25/21	400,000	413,016
3.45%, 04/10/22	230,000	233,343
4.30%, 07/13/25	300,000	309,476
4.35%, 01/17/27	560,000	570,930
5.65%, 01/17/29	100,000	110,062
Genesis Energy LP
6.50%, 10/01/25	400,000	392,500
Gilead Sciences, Inc.
2.55%, 09/01/20	80,000	80,252
3.70%, 04/01/24	230,000	244,180
4.50%, 02/01/45	275,000	300,543
4.75%, 03/01/46	20,000	22,789
4.15%, 03/01/47	300,000	314,178

See Notes to Financial Statements.

	Par	Value
Glencore Funding LLC
2.88%, 04/16/20 144A	$ 90,000	$ 90,491
3.00%, 10/27/22 144A	10,000	10,081
4.13%, 05/30/23 144A	20,000	20,808
4.13%, 03/12/24 144A Δ	1,225,000	1,272,699
4.63%, 04/29/24 144A	658,000	696,178
4.00%, 03/27/27 144A Δ	500,000	505,342
3.88%, 10/27/27 144A Δ	430,000	430,843
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/12/19† Δ	3,000	2,435
Goldman Sachs Group, Inc. (The)
5.38%, 03/15/20	200,000	204,160
6.00%, 06/15/20	540,000	558,058
5.25%, 07/27/21	560,000	592,086
3.20%, 02/23/23	250,000	256,024
3.85%, 07/08/24	150,000	157,470
3.50%, 01/23/25	1,700,000	1,759,945
4.25%, 10/21/25	1,470,000	1,560,049
3.50%, 11/16/26	700,000	717,842
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	690,000	721,758
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	880,000	944,576
6.75%, 10/01/37	110,000	144,057
6.25%, 02/01/41	750,000	1,007,086
5.15%, 05/22/45	330,000	378,244
4.75%, 10/21/45	530,000	610,534
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	1,012,306
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	225,000	247,150
Halliburton Co.
3.80%, 11/15/25	645,000	676,838
5.00%, 11/15/45	230,000	251,315
Harris Corporation
5.05%, 04/27/45	110,000	129,169
HCA, Inc.
5.38%, 02/01/25	600,000	649,125
5.25%, 04/15/25	120,000	133,122
7.69%, 06/15/25	250,000	294,375
5.25%, 06/15/26	10,000	11,087
5.38%, 09/01/26	1,600,000	1,728,000
5.63%, 09/01/28	20,000	21,700
5.50%, 06/15/47	50,000	53,498
HCP, Inc. REIT
2.63%, 02/01/20Δ	300,000	300,197
Herc Holdings, Inc.
5.50%, 07/15/27 144A	670,000	675,862
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	715,000	779,529
6.35%, 10/15/45	155,000	172,002
Hilton Worldwide Finance LLC
4.88%, 04/01/27	30,000	31,116
Home Depot, Inc. (The)
3.90%, 12/06/28	250,000	275,354
	Par	Value
Humana, Inc.
3.15%, 12/01/22	$ 70,000	$ 71,506
3.95%, 03/15/27	150,000	156,527
4.63%, 12/01/42	60,000	63,765
4.95%, 10/01/44	70,000	77,377
4.80%, 03/15/47	10,000	10,869
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	587,261
Huntsman International LLC
4.50%, 05/01/29	325,000	335,695
Intel Corporation
3.70%, 07/29/25	80,000	85,843
3.73%, 12/08/47	76,000	79,600
International Business Machines Corporation
3.00%, 05/15/24Δ	990,000	1,017,416
International Lease Finance Corporation
8.63%, 01/15/22	420,000	479,190
John Deere Capital Corporation
1.70%, 01/15/20	80,000	79,727
Johnson & Johnson
2.45%, 03/01/26	560,000	563,531
3.63%, 03/03/37	520,000	556,915
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 05/01/20^	550,000	556,482
4.40%, 07/22/20	980,000	1,001,958
2.40%, 06/07/21	1,100,000	1,103,325
4.35%, 08/15/21	70,000	72,835
2.97%, 01/15/23Δ	475,000	482,225
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,600,000	1,678,957
3.88%, 09/10/24	860,000	904,763
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	2,900,000	3,083,847
3.13%, 01/23/25	900,000	926,123
3.90%, 07/15/25	700,000	748,072
2.95%, 10/01/26	700,000	713,174
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	936,692
4.25%, 10/01/27	780,000	845,523
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,520,000	1,581,531
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	415,809
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	189,704
(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 07/24/38^	175,000	183,727
4.95%, 06/01/45	400,000	475,630
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	340,072
7.88%, 09/15/31	280,000	383,525
Keurig Dr. Pepper, Inc.
4.06%, 05/25/23	475,000	499,026
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	413,518
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.75%, 12/15/28	$1,750,000	$1,946,230
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	541,534
4.25%, 09/01/24	980,000	1,043,797
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	34,756
Kraft Heinz Foods Co.
5.38%, 02/10/20Δ	223,000	226,711
(Floating, ICE LIBOR USD 3M + 0.57%), 3.12%, 02/10/21†	1,000,000	998,438
3.50%, 07/15/22Δ	1,130,000	1,157,031
4.00%, 06/15/23	20,000	20,969
3.95%, 07/15/25	90,000	93,749
3.00%, 06/01/26	320,000	311,667
Kroger Co. (The)
6.15%, 01/15/20	360,000	366,963
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	50,000	52,063
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	3,340
0.00%, 01/24/13#	2,300,000	38,870
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 08/12/19††† #	2,330,000	—
Lennar Corporation
4.75%, 11/29/27	150,000	158,625
Level 3 Financing, Inc.
5.63%, 02/01/23	1,050,000	1,065,708
Life Storage LP REIT
3.88%, 12/15/27	900,000	920,810
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	41,065
3.55%, 01/15/26	310,000	329,731
4.50%, 05/15/36	50,000	57,453
Marathon Oil Corporation
4.40%, 07/15/27Δ	200,000	212,379
Marathon Petroleum Corporation
3.80%, 04/01/28	250,000	254,321
Mars, Inc.
2.70%, 04/01/25 144A	400,000	408,425
3.20%, 04/01/30 144A Δ	475,000	493,996
Marsh & McLennan Cos., Inc.
4.38%, 03/15/29	500,000	552,102
McDonald’s Corporation
3.70%, 01/30/26	240,000	255,337
3.50%, 03/01/27	410,000	430,946
3.80%, 04/01/28Δ	90,000	96,718
Medtronic Global Holdings SCA
3.35%, 04/01/27	350,000	372,249
Medtronic, Inc.
3.50%, 03/15/25	30,000	31,840
4.63%, 03/15/45	44,000	53,373
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	378,478
MetLife, Inc.
6.40%, 12/15/36	50,000	57,249
Microchip Technology, Inc.
3.92%, 06/01/21	350,000	356,445
	Par	Value
Microsoft Corporation
2.88%, 02/06/24	$ 470,000	$ 487,311
2.70%, 02/12/25	120,000	123,291
2.40%, 08/08/26	2,040,000	2,052,056
3.30%, 02/06/27	800,000	850,786
3.45%, 08/08/36	10,000	10,598
4.10%, 02/06/37	50,000	57,131
3.95%, 08/08/56	130,000	144,882
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	377,922
Moody’s Corporation
4.50%, 09/01/22	800,000	846,530
Morgan Stanley
5.50%, 07/24/20	550,000	567,845
(Floating, ICE LIBOR USD 3M + 1.40%), 3.99%, 04/21/21†	100,000	101,828
(Floating, ICE LIBOR USD 3M + 1.40%), 3.98%, 10/24/23†	225,000	229,429
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	500,000	521,549
3.88%, 04/29/24	275,000	291,659
3.70%, 10/23/24	1,150,000	1,214,103
3.63%, 01/20/27	1,475,000	1,549,447
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	630,000	661,491
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30Δ ^	1,355,000	1,500,163
MPLX LP
4.88%, 12/01/24	230,000	250,362
4.88%, 06/01/25	100,000	108,766
4.00%, 03/15/28	50,000	51,829
4.80%, 02/15/29	250,000	275,581
4.50%, 04/15/38	530,000	535,991
4.70%, 04/15/48	1,170,000	1,200,110
5.50%, 02/15/49	595,000	676,771
National Retail Properties, Inc. REIT
3.60%, 12/15/26	250,000	257,334
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	40,000	40,650
Netflix, Inc.
5.38%, 02/01/21	60,000	62,175
Newell Brands, Inc.
3.85%, 04/01/23	200,000	203,072
4.20%, 04/01/26	150,000	149,205
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,202,582
NiSource, Inc.
3.65%, 06/15/23	400,000	414,654
3.49%, 05/15/27	925,000	957,634
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 3.49%, 01/13/22 144A †	1,900,000	1,902,736
Noble Energy, Inc.
4.15%, 12/15/21	620,000	640,018
3.85%, 01/15/28	230,000	234,738
4.95%, 08/15/47	110,000	116,902
Northrop Grumman Corporation
2.93%, 01/15/25	1,620,000	1,651,109

See Notes to Financial Statements.

	Par	Value
3.25%, 01/15/28	$ 670,000	$ 688,388
4.75%, 06/01/43	200,000	231,620
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	497,060
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	402,769
3.85%, 09/30/47 144A	250,000	258,480
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	642,669
Nuveen LLC
4.00%, 11/01/28 144A	225,000	247,083
Oasis Petroleum, Inc.
6.88%, 03/15/22	77,000	77,000
6.88%, 01/15/23Δ	30,000	30,075
Occidental Petroleum Corporation
3.13%, 02/15/22	100,000	101,582
2.70%, 02/15/23	20,000	20,183
3.40%, 04/15/26Δ	500,000	509,809
3.00%, 02/15/27Δ	150,000	148,414
4.63%, 06/15/45Δ	130,000	138,868
4.40%, 04/15/46	60,000	62,163
4.10%, 02/15/47	260,000	257,163
4.20%, 03/15/48	80,000	80,980
Office Properties Income Trust REIT
3.60%, 02/01/20	125,000	125,412
Oracle Corporation
4.00%, 07/15/46	375,000	402,684
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	1,000,000	1,019,804
Phillips 66
3.90%, 03/15/28	475,000	499,545
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,415,691
Pioneer Natural Resources Co.
3.95%, 07/15/22	75,000	78,055
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	204,922
4.50%, 12/15/26	600,000	639,241
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	352,187
Principal Life Global Funding II
2.38%, 09/11/19 144A	2,900,000	2,895,825
Progress Energy, Inc.
7.75%, 03/01/31	350,000	491,093
Range Resources Corporation
5.00%, 03/15/23	430,000	406,887
4.88%, 05/15/25Δ	10,000	8,825
Raytheon Co.
3.13%, 10/15/20	200,000	202,305
Refinitiv US Holdings, Inc.
6.25%, 05/15/26 144A	600,000	618,600
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	100,000	99,962
RELX Capital, Inc.
3.50%, 03/16/23	1,300,000	1,343,410
	Par	Value
Resolute Forest Products, Inc.
5.88%, 05/15/23	$ 360,000	$ 363,600
Reynolds Group Issuer, Inc.
5.13%, 07/15/23 144A	160,000	163,400
Rockwell Collins, Inc.
3.50%, 03/15/27	550,000	572,837
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	535,834
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	515,760
5.63%, 04/15/23	400,000	435,935
5.63%, 03/01/25	450,000	504,341
5.00%, 03/15/27	425,000	466,363
salesforce.com, Inc.
3.25%, 04/11/23	300,000	311,571
3.70%, 04/11/28	100,000	107,905
Santander Holdings USA, Inc.
4.45%, 12/03/21	1,100,000	1,144,599
4.50%, 07/17/25	60,000	63,914
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	190,000	201,276
3.90%, 05/17/28 144A	252,000	262,475
Sempra Energy
(Floating, ICE LIBOR USD 3M + 0.50%), 3.10%, 01/15/21†	625,000	623,118
2.90%, 02/01/23	1,125,000	1,135,194
3.40%, 02/01/28	275,000	274,795
Sherwin-Williams Co. (The)
2.75%, 06/01/22Δ	125,000	126,331
3.13%, 06/01/24	75,000	76,344
3.45%, 06/01/27	350,000	360,527
Southern California Edison Co.
3.70%, 08/01/25	1,800,000	1,862,689
4.20%, 03/01/29	400,000	426,281
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,422,980
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	302,738
Southern Copper Corporation
5.25%, 11/08/42	2,520,000	2,773,106
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	559,972
Spectrum Brands, Inc.
5.75%, 07/15/25	110,000	114,813
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,549,060
Spirit Airlines Pass Through Trust, Series 2015-1, Class A
4.10%, 04/01/28Δ	1,197,116	1,254,997
Spirit Realty LP REIT
4.00%, 07/15/29	350,000	353,552
Sprint Communications, Inc.
6.00%, 11/15/22	875,000	914,375
Sprint Corporation
7.25%, 09/15/21	200,000	213,000
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	112,500	112,811
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.15%, 03/20/28 144A	$1,100,000	$1,135,750
Starbucks Corporation
3.80%, 08/15/25	625,000	667,557
Stryker Corporation
2.63%, 03/15/21	125,000	125,578
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	104,947
5.95%, 12/01/25	300,000	341,900
5.40%, 10/01/47	125,000	132,969
SunTrust Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	875,000	875,755
Synchrony Financial
2.70%, 02/03/20	200,000	200,042
Targa Resources Partners LP
5.88%, 04/15/26	640,000	680,800
6.50%, 07/15/27 144A	425,000	464,844
6.88%, 01/15/29 144A	90,000	100,007
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	65,289
4.90%, 09/15/44 144A	655,000	767,523
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23	100,000	102,613
3.65%, 12/15/25	200,000	210,874
Time Warner Cable LLC
4.13%, 02/15/21	400,000	407,552
7.30%, 07/01/38	620,000	753,501
5.88%, 11/15/40	100,000	108,371
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	525,934
TJX Cos, Inc. (The)
2.25%, 09/15/26	40,000	39,286
Toll Brothers Finance Corporation
4.38%, 04/15/23	120,000	124,650
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	447,171
TransDigm, Inc.
6.50%, 05/15/25	50,000	50,763
6.38%, 06/15/26	350,000	353,937
7.50%, 03/15/27 144A	300,000	313,875
Union Pacific Corporation
3.75%, 07/15/25	210,000	224,624
3.95%, 09/10/28	680,000	744,667
4.50%, 09/10/48	600,000	683,678
United Airlines Pass Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	736,566	728,279
United Airlines Pass Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	736,566	731,594
United Rentals North America, Inc.
5.50%, 07/15/25	90,000	93,938
6.50%, 12/15/26	110,000	119,350
	Par	Value
4.88%, 01/15/28	$ 40,000	$ 40,900
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.17%, 08/16/21†	250,000	250,161
3.35%, 08/16/21	225,000	230,046
3.95%, 08/16/25	730,000	787,841
2.65%, 11/01/26	295,000	295,280
4.13%, 11/16/28	200,000	219,906
4.50%, 06/01/42	90,000	102,003
UnitedHealth Group, Inc.
2.70%, 07/15/20	280,000	281,198
2.88%, 12/15/21	180,000	182,728
3.75%, 07/15/25	270,000	288,608
3.88%, 12/15/28Δ	90,000	98,263
4.63%, 07/15/35	150,000	172,636
Univision Communications, Inc.
5.13%, 02/15/25 144A	150,000	143,437
US Bank NA
3.15%, 04/26/21	300,000	305,538
VEREIT Operating Partnership LP REIT
4.13%, 06/01/21	200,000	205,316
4.63%, 11/01/25	600,000	646,623
3.95%, 08/15/27	250,000	257,846
Verizon Communications, Inc.
3.50%, 11/01/24	1,175,000	1,235,528
3.38%, 02/15/25	2,845,000	2,971,617
2.63%, 08/15/26	980,000	974,488
4.33%, 09/21/28	1,018,000	1,129,097
3.88%, 02/08/29	360,000	386,479
4.50%, 08/10/33	230,000	259,331
5.25%, 03/16/37	680,000	814,502
4.13%, 08/15/46	160,000	167,284
4.86%, 08/21/46	190,000	221,533
5.50%, 03/16/47	40,000	50,289
5.01%, 04/15/49	541,000	645,238
Visa, Inc.
3.15%, 12/14/25	700,000	734,934
4.30%, 12/14/45	460,000	545,647
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,150,000	1,158,071
VMware, Inc.
2.95%, 08/21/22	1,100,000	1,109,264
3.90%, 08/21/27	500,000	507,626
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 144A	2,400,000	2,451,516
4.75%, 11/13/28 144A	1,600,000	1,742,658
Voya Financial, Inc.
5.70%, 07/15/43	170,000	209,919
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 08/12/19†	560,000	561,109
Walmart, Inc.
3.70%, 06/26/28	620,000	677,142

See Notes to Financial Statements.

	Par	Value
4.05%, 06/29/48	$ 250,000	$ 286,851
Walt Disney Co. (The)
3.70%, 09/15/24 144A	625,000	665,578
6.15%, 03/01/37 144A	175,000	238,053
6.65%, 11/15/37 144A	150,000	215,793
Washington Prime Group LP REIT
5.95%, 08/15/24Δ	1,700,000	1,617,125
Waste Management, Inc.
3.50%, 05/15/24	140,000	146,987
3.20%, 06/15/26	110,000	114,523
3.45%, 06/15/29	220,000	232,097
4.00%, 07/15/39	30,000	32,202
4.15%, 07/15/49	150,000	164,081
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	804,181
Wells Fargo & Co.
4.60%, 04/01/21	70,000	72,682
3.45%, 02/13/23	200,000	205,686
(Floating, ICE LIBOR USD 3M + 1.23%), 3.81%, 10/31/23†	600,000	611,684
4.48%, 01/16/24	396,000	424,757
3.75%, 01/24/24	960,000	1,009,972
3.00%, 04/22/26	900,000	910,630
4.10%, 06/03/26	440,000	467,010
3.00%, 10/23/26	2,210,000	2,234,899
4.30%, 07/22/27	1,590,000	1,719,209
4.15%, 01/24/29	645,000	703,254
5.38%, 11/02/43	190,000	231,725
4.65%, 11/04/44	70,000	78,016
4.90%, 11/17/45	370,000	430,322
4.40%, 06/14/46	70,000	75,690
4.75%, 12/07/46	260,000	296,798
Wells Fargo Bank NA
(Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 07/23/21^	1,100,000	1,110,708
(Floating, ICE LIBOR USD 3M + 0.51%), 3.10%, 10/22/21†	1,600,000	1,603,062
(Floating, ICE LIBOR USD 3M + 0.62%), 3.14%, 05/27/22†	2,400,000	2,405,813
Wells Fargo Capital X
5.95%, 12/15/36	140,000	165,219
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	957,757
Western Midstream Operating LP
3.95%, 06/01/25	200,000	199,032
5.45%, 04/01/44	75,000	70,964
5.30%, 03/01/48	75,000	69,696
WestRock RKT LLC
4.00%, 03/01/23Δ	30,000	31,185
Whiting Petroleum Corporation
5.75%, 03/15/21	120,000	121,350
Williams Cos., Inc. (The)
5.25%, 03/15/20	140,000	142,617
3.60%, 03/15/22	155,000	159,112
3.90%, 01/15/25	300,000	314,833
7.50%, 01/15/31	100,000	129,479
7.75%, 06/15/31	585,000	771,844
	Par	Value
8.75%, 03/15/32	$ 181,000	$ 257,792
5.10%, 09/15/45	55,000	59,497
Wm.Wrigley Jr. Co.
2.90%, 10/21/19 144A	230,000	230,203
WP Carey, Inc. REIT
3.85%, 07/15/29	400,000	404,704
WPX Energy, Inc.
6.00%, 01/15/22	10,000	10,475
8.25%, 08/01/23	30,000	34,350
WRKCo, Inc.
3.75%, 03/15/25	500,000	519,099
4.00%, 03/15/28Δ	1,100,000	1,143,185
XPO Logistics, Inc.
6.50%, 06/15/22 144A	90,000	92,025
Total Corporate Bonds (Cost $348,759,766)		366,209,023
FOREIGN BONDS — 14.5%
Argentina — 0.2%
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 63.21%, 06/21/20(ZA) †	1,110,000	25,585
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	13,930,000	229,791
Argentine Republic Government International Bond
5.63%, 01/26/22	1,410,000	1,191,464
5.88%, 01/11/28	790,000	602,869
7.13%, 07/06/36	720,000	558,817
(Step to 5.25% on 03/31/29), 3.75%, 12/31/38 STEP	810,000	475,883
6.88%, 01/11/48	410,000	304,941
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	193,432
7.88%, 06/15/27 144A	180,000	134,552
		3,717,334
Australia — 0.2%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22	20,000	20,363
5.00%, 09/30/43Δ	170,000	213,251
(Variable, USD Swap 5Y + 5.09%), 6.75%, 10/19/75 144A ^	880,000	1,005,418
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,302,476
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	50,382
3.90%, 07/12/47 144A	110,000	119,130
Westpac Banking Corporation
2.30%, 05/26/20	50,000	50,020
2.60%, 11/23/20	310,000	311,560
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	$ 175,000	$ 181,292
		3,253,892
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	7,692,000	2,111,269
10.00%, 01/01/23(B)	7,128,000	2,039,606
10.00%, 01/01/27(B)	1,013,000	302,621
Brazilian Government International Bond
4.63%, 01/13/28	480,000	504,360
5.63%, 01/07/41	750,000	805,695
5.00%, 01/27/45	350,000	347,072
Vale Overseas, Ltd.
4.38%, 01/11/22	20,000	20,705
6.25%, 08/10/26	105,000	119,800
6.88%, 11/21/36	284,000	342,575
		6,593,703
Canada — 0.5%
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	275,644
3.55%, 07/26/27 144A	75,000	76,585
Bank of Montreal
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	101,501
Bank of Nova Scotia (The)
1.88%, 04/26/21	1,600,000	1,595,025
Barrick Gold Corporation
5.25%, 04/01/42	560,000	657,928
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	672,630
Bombardier, Inc.
7.50%, 03/15/25 144A Δ	250,000	251,638
Brookfield Finance, Inc.
3.90%, 01/25/28	800,000	816,534
Cenovus Energy, Inc.
4.25%, 04/15/27Δ	275,000	285,113
Export Development Canada
2.63%, 02/21/24Δ	2,380,000	2,462,194
Nutrien, Ltd.
4.88%, 03/30/20	110,000	111,904
Royal Bank of Canada
2.15%, 10/26/20	270,000	270,072
3.20%, 04/30/21	300,000	305,427
Teck Resources, Ltd.
6.00%, 08/15/40	10,000	10,900
Toronto-Dominion Bank (The)
3.25%, 06/11/21	370,000	377,454
		8,270,549
Chile — 0.1%
Latam Airlines Pass Through Trust, Series 2015-1, Class A
4.20%, 11/15/27	730,541	741,280
	Par	Value
China — 0.1%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A Δ	$ 400,000	$ 410,332
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	146,465
Huarong Finance 2019 Co., Ltd.
3.75%, 05/29/24	220,000	221,167
Huarong Finance II Co., Ltd.
5.50%, 01/16/25	200,000	218,254
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	210,000	222,243
4.50%, 03/15/23 144A	20,000	20,693
5.50%, 02/15/24 144A	60,000	64,754
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	417,463
		1,721,371
Colombia — 0.2%
Colombia Government International Bond
4.50%, 03/15/29Δ	210,000	229,635
5.63%, 02/26/44	480,000	569,100
Ecopetrol SA
5.88%, 05/28/45	1,500,000	1,664,475
		2,463,210
Denmark — 0.1%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	565,073
5.38%, 01/12/24 144A	340,000	367,740
		932,813
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A Δ	540,000	566,330
Ecuador — 0.0%
Ecuador Government International Bond
7.88%, 01/23/28 144A	370,000	367,229
Egypt — 0.0%
Egypt Government International Bond
5.58%, 02/21/23 144A	410,000	417,500
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,259
Nordea Bank Abp
4.88%, 05/13/21 144A	640,000	664,377
		673,636
France — 0.5%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	952,169
3.38%, 01/09/25 144A	450,000	458,183

See Notes to Financial Statements.

	Par	Value
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	$ 880,000	$ 944,718
4.40%, 08/14/28 144A	1,340,000	1,453,054
(Variable, ICE LIBOR USD 3M + 2.57%), 5.20%, 01/10/30 144A Δ ^	580,000	664,770
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	453,670
BPCE SA
4.00%, 09/12/23 144A	750,000	785,009
4.63%, 09/12/28 144A Δ	375,000	414,620
Credit Agricole SA
(Variable, ICE LIBOR USD 3M + 6.98%), 8.38%, 10/13/19 144A ^	510,000	514,080
4.38%, 03/17/25	275,000	288,509
4.13%, 01/10/27 144A Δ	450,000	476,153
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	252,970
Danone SA
2.59%, 11/02/23 144A	650,000	653,638
2.95%, 11/02/26 144A	310,000	309,693
XLIT, Ltd.
4.45%, 03/31/25	349,000	377,252
		8,998,488
Germany — 0.3%
Deutsche Bank AG
4.25%, 10/14/21	1,500,000	1,521,174
5.00%, 02/14/22	1,400,000	1,443,688
Volkswagen Bank GmbH
1.25%, 08/01/22(E)	1,500,000	1,749,673
		4,714,535
Hong Kong — 0.1%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	212,819
CNAC HK Finbridge Co., Ltd.
3.13%, 06/19/22Δ	440,000	438,850
4.63%, 03/14/23	200,000	209,208
		860,877
India — 0.0%
Reliance Industries, Ltd.
3.67%, 11/30/27 144A	250,000	253,002
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	592,782
4.75%, 01/08/26 144A	250,000	272,497
3.85%, 07/18/27 144A	500,000	517,742
3.50%, 01/11/28	450,000	452,475
5.13%, 01/15/45 144A	200,000	225,703
5.25%, 01/08/47 144A	200,000	231,283
4.35%, 01/11/48	500,000	517,405
		2,809,887
	Par	Value
Ireland — 0.8%
AerCap Ireland Capital DAC
5.00%, 10/01/21	$ 150,000	$ 157,376
4.63%, 07/01/22Δ	550,000	574,628
3.30%, 01/23/23	1,625,000	1,640,541
4.88%, 01/16/24Δ	350,000	376,081
3.50%, 01/15/25	600,000	603,933
4.45%, 10/01/25	800,000	844,245
AIB Group PLC
4.75%, 10/12/23 144A	950,000	999,394
Ardagh Packaging Finance PLC
7.25%, 05/15/24 144A	450,000	475,875
6.00%, 02/15/25 144A Δ	200,000	207,750
Bank of Ireland
(Variable, EUR Swap Rate 5Y + 6.96%), 7.38%, 06/18/20(E) ^	1,000,000	1,202,473
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	1,723,000	1,715,382
3.37%, 11/15/25	1,722,000	1,744,676
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	500,000	499,253
2.40%, 09/23/21	1,000,000	999,116
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	942,387
		12,983,110
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	381,644
Israel — 0.1%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,372,383
5.50%, 12/04/23	200,000	230,152
5.50%, 04/26/24	500,000	581,605
		2,184,140
Italy — 0.4%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	574,332
3.38%, 01/12/23 144A	220,000	219,366
5.02%, 06/26/24 144A	1,310,000	1,314,535
5.71%, 01/15/26 144A	200,000	202,589
UniCredit SpA
6.57%, 01/14/22 144A	530,000	563,624
7.83%, 12/04/23 144A	3,100,000	3,543,751
Wind Tre SpA
5.00%, 01/20/26 144A	525,000	510,746
		6,928,943
Jamaica — 0.0%
Digicel, Ltd.
6.75%, 03/01/23 144A	300,000	171,000
Japan — 0.9%
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,288,098
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	$ 2,200,000	$ 2,194,522
Japan Treasury Discount Bill
0.00%, 09/17/19(J) Ω	990,000,000	9,185,070
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	252,492
3.00%, 02/22/22	180,000	182,891
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	259,013
4.44%, 04/02/24 144A	350,000	369,162
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23 144A	1,700,000	1,822,669
		15,553,917
Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	230,000	238,255
Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,209,510
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	222,065
Kenya — 0.0%
Kenya Government International Bond
6.88%, 06/24/24	200,000	213,352
7.25%, 02/28/28 144A	200,000	207,796
		421,148
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,490,000	1,588,578
Luxembourg — 0.0%
ArcelorMittal
6.25%, 02/25/22Δ	50,000	54,265
6.13%, 06/01/25Δ	40,000	45,507
4.55%, 03/11/26	200,000	211,577
7.00%, 10/15/39	70,000	83,194
		394,543
Mexico — 0.5%
America Movil SAB de CV
5.00%, 03/30/20	100,000	101,919
Mexican Bonos
8.00%, 06/11/20(M)	5,120,000	267,394
10.00%, 12/05/24(M)	25,130,000	1,461,658
8.50%, 11/18/38(M)	31,010,000	1,730,501
7.75%, 11/13/42(M)	40,935,200	2,117,060
8.00%, 11/07/47(M)	19,930,000	1,056,678
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	350,586
5.50%, 07/31/47	200,000	200,250
5.50%, 07/31/47 144A	270,000	270,337
	Par	Value
Petroleos Mexicanos
6.00%, 03/05/20	$ 60,000	$ 60,825
6.38%, 02/04/21Δ	11,000	11,314
5.13%, 03/15/23(E)	110,000	131,818
6.88%, 08/04/26	200,000	202,980
6.50%, 03/13/27	60,000	59,394
6.63%, 06/15/35	29,000	26,934
5.50%, 06/27/44Δ	170,000	136,553
6.38%, 01/23/45	435,000	375,731
6.75%, 09/21/47	20,000	17,860
6.35%, 02/12/48	70,000	60,358
		8,640,150
Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	462,254
Netherlands — 1.5%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	214,808
Alcoa Nederland Holding BV
7.00%, 09/30/26 144A	200,000	215,000
Cooperatieve Rabobank UA
4.75%, 01/15/20 144A	540,000	546,891
(Variable, EUR Swap Rate 5Y + 5.25%), 5.50%, 06/29/20(E) ^	500,000	592,662
4.63%, 12/01/23	400,000	428,778
4.38%, 08/04/25	920,000	977,540
5.25%, 08/04/45	370,000	447,884
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	546,078
ING Bank NV
5.80%, 09/25/23 144A	340,000	376,360
ING Groep NV
4.10%, 10/02/23	1,100,000	1,162,814
4.63%, 01/06/26 144A	1,600,000	1,746,797
Mylan NV
2.25%, 11/22/24(E)	1,500,000	1,739,536
3.95%, 06/15/26	1,700,000	1,645,361
Myriad International Holdings BV
4.85%, 07/06/27 144A	420,000	449,755
NXP BV
3.88%, 09/01/22 144A	950,000	979,203
3.88%, 06/18/26 144A	350,000	360,034
Petrobras Global Finance BV
6.13%, 01/17/22	51,000	54,756
6.25%, 03/17/24	380,000	417,069
5.30%, 01/27/25	2,116,000	2,250,366
7.38%, 01/17/27	120,000	137,520
6.00%, 01/27/28	520,000	553,540
5.75%, 02/01/29	230,000	240,327
6.90%, 03/19/49	120,000	128,040
6.85%, 06/05/15π	550,000	571,538
Shell International Finance BV
4.38%, 03/25/20	320,000	324,888
2.88%, 05/10/26	1,210,000	1,238,393
4.55%, 08/12/43	120,000	140,753
4.38%, 05/11/45	230,000	265,141

See Notes to Financial Statements.

	Par	Value
4.00%, 05/10/46	$ 190,000	$ 209,432
Stichting AK Rabobank Certificaten
6.50%, 03/29/18(E) Δ	700,000	976,273
Syngenta Finance NV
3.70%, 04/24/20 144A	565,000	569,049
3.93%, 04/23/21 144A	2,350,000	2,393,436
4.44%, 04/24/23 144A Δ	1,075,000	1,118,242
5.18%, 04/24/28 144A	200,000	208,240
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	200,000	206,062
		24,432,566
Nigeria — 0.1%
Nigeria Government International Bond
6.50%, 11/28/27	750,000	752,799
6.50%, 11/28/27 144A	200,000	200,746
7.14%, 02/23/30 144A	250,000	253,437
8.75%, 01/21/31	210,000	234,315
		1,441,297
Norway — 0.1%
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,186,833
Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50Δ	330,000	455,403
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	780,000	840,834
Qatar — 0.3%
Qatar Government International Bond
3.38%, 03/14/24 144A	2,260,000	2,338,252
4.00%, 03/14/29 144A	460,000	496,523
4.82%, 03/14/49 144A	1,220,000	1,401,286
		4,236,061
Russia — 0.4%
Gazprom OAO Via Gaz Capital SA
5.15%, 02/11/26 144A	340,000	362,949
7.29%, 08/16/37	100,000	126,621
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	536,031
7.00%, 08/16/23(Q)	52,440,000	823,126
7.75%, 09/16/26(Q)	9,710,000	157,854
8.15%, 02/03/27(Q)	63,930,000	1,064,295
7.05%, 01/19/28(Q)	150,011,000	2,341,890
6.90%, 05/23/29(Q)	127,490,000	1,963,662
		7,376,428
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A Δ	1,800,000	1,817,348
South Africa — 0.1%
Republic of South Africa Government Bond
8.00%, 01/31/30(S)	780,000	52,342
	Par	Value
7.00%, 02/28/31(S)	$2,020,000	$ 122,899
8.25%, 03/31/32(S)	5,580,000	369,521
8.88%, 02/28/35(S)	720,000	48,815
6.25%, 03/31/36(S)	915,000	47,885
9.00%, 01/31/40(S)	90,000	6,027
6.50%, 02/28/41(S)	390,000	19,818
8.75%, 01/31/44(S)	1,500,000	97,130
		764,437
South Korea — 0.1%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	964,597
Spain — 0.7%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 3.72%, 04/12/23†	200,000	199,299
3.85%, 04/12/23	400,000	415,524
4.38%, 04/12/28	600,000	639,089
3.31%, 06/27/29	400,000	403,324
Spain Government Bond
0.60%, 10/31/29(E) 144A	4,000,000	4,618,791
1.85%, 07/30/35(E) 144A	3,100,000	4,035,648
Telefonica Emisiones SA
5.88%, 07/15/19	70,000	70,082
4.57%, 04/27/23	500,000	541,055
5.21%, 03/08/47	400,000	441,660
		11,364,472
Supranational — 1.2%
African Development Bank
(Floating, ICE LIBOR USD 3M + 0.19%), 2.60%, 06/15/20†	2,700,000	2,705,454
2.63%, 03/22/21	5,530,000	5,599,496
2.31%, 07/14/21	6,000,000	6,036,784
International Bank for Reconstruction & Development
1.63%, 09/04/20	5,210,000	5,190,799
		19,532,533
Sweden — 0.2%
Skandinaviska Enskilda Banken AB
(Floating, ICE LIBOR USD 3M + 0.43%), 2.96%, 05/17/21 144A †	2,900,000	2,908,071
Stadshypotek AB
1.88%, 10/02/19 144A	900,000	898,801
Svenska Handelsbanken AB
3.35%, 05/24/21	250,000	254,737
		4,061,609
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	248,203
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.33%), 7.25%, 09/12/25 144A ^	400,000	430,342
4.28%, 01/09/28 144A	1,800,000	1,901,762
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	$ 425,000	$ 438,499
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21	800,000	812,788
3.80%, 09/15/22	1,300,000	1,348,220
4.55%, 04/17/26Δ	2,440,000	2,656,199
UBS Group Funding Switzerland AG
3.00%, 04/15/21 144A	1,500,000	1,514,221
2.65%, 02/01/22 144A	300,000	301,605
(Floating, ICE LIBOR USD 3M + 1.53%), 4.11%, 02/01/22 144A †	200,000	204,669
3.49%, 05/23/23 144A	480,000	492,341
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ^	840,000	892,949
4.13%, 09/24/25 144A Δ	440,000	469,973
4.25%, 03/23/28 144A	1,490,000	1,607,282
		13,319,053
Turkey — 0.1%
Turkish Airlines Pass Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,193,598	1,099,244
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	610,000	615,371
3.13%, 10/11/27 144A	500,000	519,621
DP World PLC
5.63%, 09/25/48 144A	620,000	688,912
		1,823,904
United Kingdom — 2.8%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	715,534
4.00%, 09/11/27 144A	220,000	221,048
Barclays Bank PLC
(Floating, ICE LIBOR USD 3M + 0.40%), 2.98%, 10/25/19†	2,700,000	2,702,724
7.63%, 11/21/22	1,700,000	1,857,411
Barclays PLC
(Variable, EUR Swap Rate 5Y + 5.88%), 6.50%, 09/15/19(E) ^	800,000	920,985
(Floating, ICE LIBOR USD 3M + 2.11%), 4.66%, 08/10/21†	1,600,000	1,635,735
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	983,441
(Floating, ICE LIBOR USD 3M + 1.38%), 3.90%, 05/16/24†	1,600,000	1,577,543
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	1,400,000	1,446,879
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,060,000	1,131,473
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	750,000	767,960
BP Capital Markets PLC
3.56%, 11/01/21	30,000	30,975
	Par	Value
3.81%, 02/10/24	$ 330,000	$ 349,442
3.54%, 11/04/24	60,000	63,335
3.51%, 03/17/25	330,000	347,392
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	220,000	223,782
5.25%, 12/19/33(U)	100,000	175,703
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	130,783
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	207,442
HSBC Holdings PLC
3.40%, 03/08/21	610,000	619,583
(Floating, ICE LIBOR USD 3M + 0.60%), 3.12%, 05/18/21†	400,000	400,380
(Floating, ICE LIBOR USD 3M + 1.50%), 3.83%, 01/05/22†	400,000	408,906
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	525,000	535,032
(Variable, USD ICE Swap Rate 5Y + 3.45%), 6.25%, 03/23/23Δ ^	540,000	556,586
4.25%, 03/14/24	240,000	253,541
(Floating, ICE LIBOR USD 3M + 1.00%), 3.52%, 05/18/24†	300,000	300,973
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	651,571
4.25%, 08/18/25	220,000	231,826
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	700,000	735,905
(Variable, USD ICE Swap Rate 5Y + 3.61%), 6.50%, 03/23/28^	540,000	566,557
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	1,000,000	1,094,513
(Variable, ICE LIBOR USD 3M + 1.61%), 3.97%, 05/22/30^	610,000	637,701
6.50%, 09/15/37	500,000	653,166
Lloyds Bank Corporate Markets PLC
(Floating, ICE LIBOR USD 3M + 0.50%), 3.09%, 10/26/20†	1,600,000	1,604,886
Lloyds Bank PLC
(Variable, ICE LIBOR USD 3M + 11.76%), 12.00%, 12/16/24 144A Δ ^	1,200,000	1,461,450
7.50%, 04/02/32 STEP	2,000,000	1,597,130
Lloyds Banking Group PLC
3.90%, 03/12/24Δ	210,000	218,819
4.50%, 11/04/24	240,000	251,241
4.38%, 03/22/28	800,000	850,697
4.55%, 08/16/28	230,000	247,988
(Variable, ICE LIBOR USD 3M + 1.21%), 3.57%, 11/07/28^	200,000	200,378
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	2,000,000	2,042,610
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,357,856

See Notes to Financial Statements.

	Par	Value
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	$ 600,000	$ 604,978
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	180,000	194,326
2.50%, 03/22/23(E)	1,400,000	1,691,971
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	434,009
(Floating, ICE LIBOR USD 3M + 1.47%), 3.99%, 05/15/23†	1,300,000	1,296,886
3.88%, 09/12/23	579,000	594,496
6.00%, 12/19/23	110,000	119,873
5.13%, 05/28/24	280,000	297,358
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,297,879
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	540,000	558,797
(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 05/18/29^	400,000	427,480
Santander UK PLC
2.38%, 03/16/20	160,000	160,014
2.88%, 06/18/24	925,000	931,138
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	174,658
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	140,542
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,032,941
5.70%, 03/26/44 144A Δ	430,000	501,443
Vedanta Resources Finance II PLC
8.00%, 04/23/23 144A	200,000	203,100
Vodafone Group PLC
3.75%, 01/16/24	1,025,000	1,072,414
4.38%, 05/30/28	910,000	984,539
5.25%, 05/30/48	170,000	187,952
		46,875,676
Total Foreign Bonds (Cost $236,019,110)		240,327,188
LOAN AGREEMENTS — 1.2%
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.64%, 04/28/22†	460,617	435,119
Albertson's LLC 2017-1 Term B-5 Loan
(Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 5.31%, 12/21/22†	229,415	229,702
Albertson's LLC 2017-1 Term B-6 Loan
(Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 5.40%, 06/22/23†	448,855	448,967
American Airlines, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.06%, 06/27/25†	346,419	337,387
	Par	Value
American Axle & Manufacturing, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 4.66%, 04/06/24†	$ 10,637	$ 10,432
(Floating, ICE LIBOR USD 3M + 2.25%, 0.75% Floor), 4.84%, 04/06/24†	5,397	5,293
Asurion LLC Amendment No. 14 Replacement B-4 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 5.40%, 08/04/22†	757,049	756,235
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 5.40%, 11/03/24†	209,120	208,960
athenahealth, Inc. Term B Loan
(Floating, ICE LIBOR USD 3M + 4.50%), 7.05%, 02/11/26†	269,325	269,157
Atlantic Aviation FBO, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 6.16%, 12/06/25†	89,550	90,334
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 1.75%, 0.75% Floor), 4.13%, 01/15/25†	944,801	944,900
Berry Global, Inc. Term Q Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.41%, 10/01/22†	65,408	65,043
Berry Global, Inc. Term R Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.41%, 01/19/24†	454,931	450,982
BioScrip, Inc. Cov-Lite TL
0.00%, 05/22/26† Σ	250,000	249,687
Change Healthcare Holdings, Inc. Closing Date Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.15%, 03/01/24†	558,050	554,704
Charter Communications Operating LLC Term B Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.33%, 04/30/25†	657,695	657,695
Dell International L.L.C. Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.41%, 09/07/23†	490,311	488,372
Delos Finance S.a r.l. New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.08%, 10/06/23†	258,333	258,319
DigiCert, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 6.40%, 10/31/24†	689,070	687,565
Edelman Financial Center LLC The Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 5.64%, 07/21/25†	218,900	218,509
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
First Eagle Holdings, Inc. Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%), 5.08%, 12/02/24†	$658,097	$657,603
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.08%, 10/30/22†	160,000	160,078
Focus Financial Partners LLC Tranche B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.90%, 07/03/24†	658,287	658,452
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 11/30/23†	171,506	171,350
HCA, Inc. Tranche B-10 Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.33%, 03/13/25†	63,654	63,759
Hilton Worldwide Finance, LLC Series B-2 Term Loan Retired 06/21/2019
(Floating, ICE LIBOR USD 1M + 1.75%), 4.15%, 10/25/23†	658,355	659,478
iHeartCommunications, Inc. Initial Term Loan
0.00%, 05/01/26† Σ	270,000	270,655
Intelsat Jackson Holdings S.A. Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 6.15%, 11/27/23†	130,000	128,842
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.90%, 08/18/22†	240,314	239,277
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 5.40%, 08/25/22†	658,342	655,600
Level 3 Financing, Inc. Tranche B 2024 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.65%, 02/22/24†	860,000	854,302
LPL Holdings, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.65%, 09/23/24†	59,848	59,811
McAfee LLC Term B USD Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 6.15%, 09/30/24†	129,348	129,368
Michaels Stores, Inc. 2018 New Replacement Term B Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.90%, 01/30/23†	691,571	671,692
	Par	Value
Micron Technology, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.16%, 04/26/22†	$658,303	$658,511
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 5.08%, 06/07/23†	656,397	629,321
Numericable U.S. LLC USD TLB Term Loan
(Floating, ICE LIBOR USD 1M + 3.69%), 6.08%, 01/31/26†	388,866	377,809
ON Semiconductor Corporation 2018 New Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.15%, 03/31/23†	79,193	78,281
Panther BF Aggregator 2 L P Initial Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%), 5.90%, 04/30/26†	530,000	526,854
Post Holdings, Inc. Series A Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 05/24/24†	57,380	57,184
Prime Security Services Borrower LLC December 2018 Incremental Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.15%, 05/02/22†	356,647	354,657
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.15%, 02/05/23†	306,015	304,185
RPI Finance Trust Initial Term Loan B-6
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 03/27/23†	718,282	719,855
Sprint Communications, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.94%, 02/02/24†	423,120	423,120
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 04/10/23†	209,155	209,062
UFC Holdings LLC Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.66%, 04/29/26†	310,000	309,806
Unitymedia Finance LLC Facility D Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.64%, 01/15/26†	250,000	249,602

See Notes to Financial Statements.

	Par	Value
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.15%, 03/15/24†	$ 871,593	$ 831,352
UPC Financing Partnership Facility AR
(Floating, ICE LIBOR USD 1M + 2.50%), 4.89%, 01/15/26†	216,430	216,376
Virgin Media Bristol LLC K Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 4.89%, 01/15/26†	330,000	329,175
Total Loan Agreements (Cost $19,196,309)		19,022,779
MORTGAGE-BACKED SECURITIES — 39.5%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 3.27%, 09/15/34 144A †	1,200,000	1,202,027
Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A
(Floating, ICE LIBOR GBP 1M + 1.25%), 1.97%, 04/24/49(U) †	578,711	738,056
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.96%, 03/17/39(U) †	712,976	855,723
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 2.59%, 09/25/46†	380,902	350,952
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 4.04%, 09/25/45†	385,162	389,228
Banc of America Funding Trust, Series 2005-D, Class A1
4.79%, 05/25/35† γ	498,311	530,000
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
4.69%, 07/25/34† γ	48,445	50,613
Bancorp Commercial Mortgage, Series 2018-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.95% Floor), 3.29%, 09/15/35 144A †	739,291	737,911
BANK, Series 2017-BNK9, Class XA
0.96%, 11/15/54† IO γ	9,946,215	549,300
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,714,887
BBCCRE Trust, Series 2015-GTP, Class D
4.71%, 08/10/33 144A † γ	390,000	384,431
BBCCRE Trust, Series 2015-GTP, Class E
4.71%, 08/10/33 144A † γ	1,210,000	1,112,257
	Par	Value
BBCMS Trust, Series 2015-STP, Class A
3.32%, 09/10/28 144A	$1,029,589	$1,038,887
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 2.63%, 01/26/38 144A †	891,860	864,195
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
4.62%, 05/25/35† γ	153,784	157,155
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
4.74%, 02/25/33† γ	8,431	8,674
Bear Stearns ARM Trust, Series 2004-2, Class 24A
2.39%, 05/25/34	18,778	18,067
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
4.28%, 01/26/36† γ	455,730	425,580
Brunel Residential Mortgage Securitisation No. 1 PLC, Series 2007-1X, Class A4B
(Floating, ICE LIBOR GBP 3M + 0.22%), 1.04%, 01/13/39(U) †	268,776	336,326
BX Commercial Mortgage Trust, Series 2018-IND, Class H
(Floating, ICE LIBOR USD 1M + 3.00%, 3.00% Floor), 5.39%, 11/15/35 144A †	2,939,888	2,955,785
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.69%, 02/19/34† γ	248,720	255,752
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
4.31%, 04/20/35† γ	312,533	315,641
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.11% Floor), 3.32%, 11/15/36 144A †	310,000	310,638
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	53,282
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	41,831
COMM Mortgage Trust, Series 2013-CR12, Class C
5.25%, 10/10/46† γ	20,000	20,957
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	393,124
COMM Mortgage Trust, Series 2014-277P, Class A
3.73%, 08/10/49 144A † γ	160,000	169,944
COMM Mortgage Trust, Series 2015-DC1, Class C
4.49%, 02/10/48† γ	80,000	82,094
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 4.80%, 04/25/31 144A †	$ 600,000	$ 607,671
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 4.70%, 08/25/31 144A †	820,000	828,155
Credit Suisse First Boston Mortgage Securities Corporation, Series 2003-AR20, Class 2X
0.00%, 08/25/33 IO	7,692	—
CSFB Mortgage-Backed Pass-Through Certificates Series, Series 2003-AR18, Class 2X
0.00%, 07/25/33 IO	23,160	—
CSMC Trust, Series 2010-16, Class B9
4.25%, 06/25/50 144A † γ	2,154,736	1,675,209
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	5,290,792	5,306,088
CSMC Trust, Series 2018-PLUM, Class A
(Floating, ICE LIBOR USD 1M + 3.23%, 3.23% Floor), 5.63%, 08/15/20 144A †	850,000	851,071
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	551,917
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
4.08%, 02/25/36† γ	760,847	733,636
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 3.22%, 06/15/35 144A †	1,399,171	1,403,039
Fannie Mae Connecticut Avenue Securities, Series 2018-C01
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 4.65%, 07/25/30†	200,000	202,348
Fannie Mae Connecticut Avenue Securities, Series 2018-C03
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 4.55%, 10/25/30†	190,000	191,482
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	572	609
4.00%, 10/01/25	120,982	125,932
5.50%, 02/01/27	22,582	24,094
4.50%, 10/01/29	1,884	2,008
7.50%, 11/01/29	3,012	3,513
7.50%, 12/01/29	3,311	3,843
7.50%, 02/01/31	4,138	4,308
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 11.36% Cap), 4.48%, 07/01/31†	2,848	2,935
	Par	Value
7.50%, 11/01/31	$ 7,728	$ 7,744
(Floating, ICE LIBOR USD 1Y + 1.98%, 10.50% Cap), 4.85%, 04/01/32†	1,047	1,095
3.50%, 08/01/33	654,824	676,969
5.00%, 08/01/33	3,967	4,311
5.00%, 09/01/33	803	875
5.00%, 10/01/33	2,199	2,397
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 9.19% Cap), 5.04%, 03/01/34†	1,032	1,097
5.00%, 12/01/34	67,590	73,948
5.50%, 05/01/35	239,127	264,927
5.00%, 07/01/35	3,383	3,681
5.00%, 11/01/35	101,168	110,668
5.50%, 11/01/35	24,478	27,181
5.00%, 12/01/35	9,183	10,072
6.00%, 02/01/36	191,468	209,851
5.00%, 02/01/37	8,851	9,631
5.50%, 07/01/37	25,831	28,718
3.00%, 02/01/38	270,291	274,184
3.00%, 04/01/38	183,819	186,613
5.50%, 04/01/38	6,218	6,886
7.00%, 03/01/39	14,541	16,942
4.50%, 06/01/39	76,635	82,376
6.50%, 09/01/39	30,737	35,745
4.00%, 02/01/41	55,918	59,029
5.00%, 06/01/41	2,995	3,264
3.50%, 10/01/42	110,245	114,339
4.00%, 10/01/42	47,017	49,637
3.50%, 11/01/42	243,873	252,916
3.50%, 12/01/42	64,170	66,542
3.50%, 01/01/43	364,537	378,066
3.50%, 02/01/43	253,213	262,613
3.50%, 03/01/43	588,425	610,181
4.00%, 04/01/43	111,355	117,600
3.50%, 05/01/43	404,022	421,127
4.00%, 05/01/43	48,298	51,676
4.00%, 06/01/43	60,619	64,858
4.00%, 07/01/43	201,022	214,703
4.00%, 08/01/43	108,746	114,764
4.50%, 12/01/43	753,297	808,787
3.50%, 02/01/44	59,423	61,623
4.50%, 02/01/44	621,434	667,630
4.50%, 03/01/44	175,193	187,982
3.50%, 03/01/45	644,107	667,975
4.00%, 12/01/45	447,824	468,901
3.50%, 06/01/46	72,450	75,130
4.00%, 09/01/46	1,434,809	1,502,344
4.50%, 01/01/47	726,053	763,253
3.50%, 04/01/47	11,222,189	11,634,028
3.50%, 06/01/47	83,110	85,975
4.00%, 07/01/47	711,358	743,183
5.00%, 07/01/47	433,281	460,006
4.00%, 08/01/47	164,639	172,630
3.00%, 09/01/47	1,157,041	1,173,109
3.50%, 09/01/47	1,386,446	1,427,427
3.50%, 02/01/48	358,885	369,935

See Notes to Financial Statements.

	Par	Value
3.50%, 04/01/48	$1,903,676	$1,958,280
4.00%, 04/01/48	274,261	284,050
4.00%, 05/01/48	1,750,744	1,821,250
3.50%, 06/01/48	558,121	577,339
4.50%, 08/01/48	1,887,765	2,031,290
5.00%, 08/01/48	429,038	455,506
4.00%, 09/01/48	6,886,377	7,129,800
3.50%, 10/01/48	95,421	97,856
5.00%, 10/01/48	341,226	362,133
4.00%, 11/01/48	1,417,438	1,473,051
5.00%, 11/01/48	256,409	271,799
5.00%, 01/01/49	1,532,556	1,627,106
3.50%, 02/01/49	965,766	989,810
3.00%, 03/01/49	198,860	200,857
3.50%, 03/01/49	3,164,811	3,245,488
3.00%, 04/01/49	6,893,162	6,962,359
3.50%, 04/01/49	1,474,702	1,511,337
4.00%, 05/01/49	2,754,484	2,853,450
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	151,051	173,279
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 2.89%, 06/15/37†	103,377	104,062
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 3.84%, 01/15/40† IO	215,104	33,554
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.56%, 10/15/41† IO	142,887	22,047
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 4.10%, 12/15/41† IO	267,509	55,658
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 08/15/42† IO	222,380	38,985
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	816,408	111,123
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	352,519	344,265
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	269,317	21,957
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	267,256	28,673
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.56%, 02/15/44† IO	$ 107,393	$ 17,611
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 05/15/44† IO	111,056	18,522
Federal Home Loan Mortgage Corporation REMIC, Series 4415
1.75%, 04/15/41† IO γ	141,538	7,941
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 2.93%, 07/15/40†	377,666	376,695
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	1,269,037	1,287,573
3.00%, 06/15/48	953,701	967,698
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	1,244,607	1,263,912
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 12/15/46† IO	384,115	63,606
Federal National Mortgage Association
9.50%, 05/01/22	69	70
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 2.38%, 07/01/22†	977	971
5.50%, 09/01/23	16,256	16,798
5.50%, 10/01/23	4,019	4,166
9.50%, 07/01/24	54	55
2.81%, 04/01/25	50,000	51,526
5.50%, 05/01/25	5,283	5,368
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 2.21%, 07/01/27†	7,972	7,899
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.86% Cap), 4.60%, 08/01/27†	13,854	14,475
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.62% Cap), 2.21%, 11/01/27 CONV †	8,894	8,814
2.84%, 01/01/28	820,000	844,473
3.08%, 01/01/28	140,000	146,730
3.07%, 01/01/29	100,000	104,364
3.30%, 04/01/29	100,000	106,413
3.09%, 05/01/29	200,000	209,889
3.16%, 05/01/29	149,854	157,722
3.19%, 05/01/29	99,876	105,319
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.24%, 05/01/29	$ 280,000	$ 296,183
3.26%, 05/01/29	259,793	275,530
3.35%, 05/01/29	60,000	63,848
3.16%, 06/01/29	5,900,000	6,202,992
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.64%, 2.64% Floor, 12.39% Cap), 4.89%, 02/01/30†	68,475	69,984
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 2.38% Floor, 10.65% Cap), 4.63%, 06/01/30 CONV †	11,345	11,481
8.00%, 10/01/30	9,143	10,990
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 4.95%, 12/01/30 CONV †	3,374	3,418
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.55% Cap), 2.21%, 01/01/31†	4,801	4,732
4.50%, 04/01/31	43,572	46,407
3.31%, 05/01/31	100,000	106,147
4.50%, 05/01/31	157,195	167,422
4.50%, 06/01/31	47,272	50,348
4.50%, 11/01/31	70,305	74,881
6.00%, 11/01/31	1,738	1,965
4.50%, 12/01/31	108,258	115,306
6.00%, 01/01/32	52,851	57,931
6.00%, 03/01/32	2,354	2,581
6.00%, 04/01/32	103,964	114,279
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 2.21%, 06/01/32†	6,510	6,412
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.22% Cap), 2.38%, 08/01/32†	6,625	6,527
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 4.88%, 02/01/33†	887	901
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.99% Cap), 2.38%, 05/01/33†	14,998	14,807
5.00%, 07/01/33	20,037	21,766
5.00%, 09/01/33	24,559	26,678
3.50%, 05/01/34	129,760	134,873
3.50%, 07/01/34 TBA	8,300,000	8,567,849
6.00%, 10/01/34	26,139	28,631
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 4.55%, 12/01/34†	12,926	13,466
6.00%, 05/01/35	409,707	463,664
6.00%, 07/01/35	70,459	78,435
5.50%, 09/01/35	54,022	57,617
5.00%, 10/01/35	68,881	74,877
6.00%, 10/01/35	15,158	17,102
	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 2.21%, 11/01/35†	$ 3,244	$ 3,244
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.95%, 1.95% Floor, 8.99% Cap), 4.41%, 11/01/35†	34,739	36,012
6.00%, 11/01/35	265,578	293,750
5.50%, 04/01/36	3,353	3,599
(Floating, COF 11th District San Francisco + 1.25%, 3.87% Floor, 12.94% Cap), 4.08%, 05/01/36†	28,435	29,872
5.50%, 11/01/36	56,523	62,824
5.50%, 03/01/37	3,404	3,782
6.00%, 07/01/37	526,629	596,574
6.50%, 10/01/37	42,658	47,353
7.00%, 10/01/37	1,317	1,464
7.00%, 11/01/37	4,963	5,468
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.65% Cap), 2.21%, 12/01/37†	21,575	21,246
3.00%, 12/01/37	177,644	180,976
7.00%, 12/01/37	3,282	3,880
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.53% Cap), 2.21%, 01/01/38†	12,873	12,777
7.00%, 02/01/38	1,722	1,912
4.50%, 03/01/38	3,488	3,679
4.50%, 04/01/38	69,519	74,651
5.00%, 04/01/38	65,338	70,897
5.00%, 06/01/38	74,978	81,269
5.50%, 08/01/38	39,371	43,412
7.00%, 11/01/38	14,391	16,983
7.00%, 02/01/39	6,525	7,734
6.00%, 12/01/39	238,310	270,432
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.68% Cap), 3.88%, 06/01/40†	27,442	28,194
3.88%, 10/01/40†	89,800	89,559
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 2.21%, 11/01/40†	7,707	7,618
4.50%, 04/01/41	97,034	104,249
4.50%, 08/01/41	53,230	57,197
4.50%, 11/01/41	292,778	314,599
4.00%, 06/01/42	34,033	35,452
3.50%, 09/01/42	49,578	51,377
2.50%, 10/01/42	364,089	362,973
4.00%, 10/01/42	191,998	202,505
2.50%, 11/01/42	21,426	21,368
4.00%, 11/01/42	1,570,685	1,668,939
2.50%, 12/01/42	15,135	15,094
3.00%, 12/01/42	16,158	16,522

See Notes to Financial Statements.

	Par	Value
3.50%, 12/01/42	$ 77,653	$ 80,609
4.00%, 12/01/42	108,439	114,418
2.50%, 01/01/43	15,557	15,514
3.00%, 01/01/43	292,370	297,226
3.50%, 01/01/43	1,524,936	1,578,459
2.50%, 02/01/43	19,301	19,248
2.50%, 03/01/43	1,359,898	1,356,185
3.00%, 03/01/43	183,517	187,618
3.50%, 03/01/43	643,789	668,692
2.50%, 04/01/43	1,183,403	1,180,173
3.00%, 04/01/43	273,222	279,358
4.00%, 04/01/43	51,887	55,287
2.50%, 05/01/43	26,189	26,118
3.00%, 05/01/43	176,554	180,522
2.50%, 06/01/43	23,146	23,083
3.00%, 06/01/43	52,776	53,963
4.00%, 06/01/43	470,948	499,788
3.00%, 07/01/43	474,459	485,122
4.00%, 07/01/43	490,342	519,597
2.50%, 08/01/43	825,907	822,478
4.00%, 08/01/43	166,250	175,430
4.50%, 09/01/43	529,768	567,934
2.50%, 10/01/43	38,306	38,137
4.50%, 10/01/43	174,176	186,878
4.50%, 11/01/43	117,938	126,607
4.50%, 12/01/43	164,713	176,803
4.50%, 01/01/44	104,389	112,039
4.50%, 02/01/44	803,025	860,175
4.50%, 10/01/44	399,778	430,159
4.00%, 01/01/45	158,219	167,510
4.50%, 02/01/45	1,013,693	1,106,056
4.50%, 04/01/45	564,950	613,644
4.50%, 05/01/45	62,913	68,336
3.50%, 06/01/45	612,206	631,614
4.50%, 06/01/45	741,838	789,527
3.00%, 11/01/45	1,461,278	1,481,930
3.50%, 12/01/45	214,550	222,411
3.50%, 01/01/46	428,285	445,047
3.00%, 05/01/46	515,352	522,273
3.00%, 07/01/46	613,235	623,615
3.00%, 08/01/46	1,034,478	1,048,796
3.00%, 09/01/46	324,609	328,949
3.00%, 11/01/46	3,011,587	3,057,532
4.50%, 11/01/46	718,768	757,199
5.00%, 11/01/46	969,247	1,035,006
3.50%, 12/01/46	844,470	876,876
3.00%, 01/01/47	324,748	328,976
3.50%, 02/01/47	5,453,070	5,624,615
4.50%, 03/01/47	816,641	860,308
4.00%, 04/01/47	707,800	741,683
4.00%, 05/01/47	167,107	175,106
4.50%, 06/01/47	704,533	758,788
4.50%, 07/01/47	1,464,064	1,556,054
3.00%, 09/01/47	1,379,291	1,402,589
3.50%, 09/01/47	19,149,275	19,857,712
3.50%, 10/01/47	19,512,999	20,234,892
3.50%, 11/01/47	24,375,588	25,277,350
	Par	Value
4.50%, 11/01/47	$ 332,322	$ 353,203
3.50%, 12/01/47	25,175,847	26,103,017
4.00%, 12/01/47	553,238	584,816
4.00%, 01/01/48	561,043	593,938
3.50%, 02/01/48	2,330,654	2,399,708
4.00%, 02/01/48	1,894,321	1,999,264
4.00%, 03/01/48	1,571,444	1,655,277
4.00%, 05/01/48	916,840	965,752
5.00%, 05/01/48	382,902	405,866
3.50%, 06/01/48	2,047,634	2,103,115
4.00%, 06/01/48	933,310	988,238
3.50%, 07/01/48	1,625,737	1,673,733
4.00%, 07/01/48	1,898,553	2,004,456
3.50%, 08/01/48	10,476,902	10,863,934
4.00%, 08/01/48	3,611,188	3,770,335
4.50%, 09/01/48	944,732	1,015,872
5.00%, 10/01/48	1,254,462	1,328,746
4.00%, 11/01/48	2,003,858	2,079,658
5.00%, 11/01/48	1,759,562	1,866,974
3.50%, 02/01/49	96,134	99,667
3.50%, 04/01/49	2,175,328	2,234,329
3.50%, 05/01/49	1,192,754	1,224,535
3.50%, 06/01/49	4,782,156	4,899,761
3.50%, 07/01/49 TBA	1,000,000	1,022,461
4.00%, 07/01/49 TBA	1,000,000	1,033,613
4.50%, 07/01/49 TBA	14,100,000	14,736,016
5.00%, 07/01/49 TBA	1,100,000	1,162,928
3.00%, 08/01/49 TBA	44,700,000	45,048,347
3.00%, 09/01/49 TBA	4,000,000	4,028,244
4.00%, 02/01/56	524,499	551,314
4.50%, 04/01/56	834,826	894,078
5.50%, 09/01/56	768,605	831,967
4.00%, 01/01/57	314,222	330,287
3.50%, 03/01/57	2,348,768	2,413,815
4.00%, 06/01/57	584,444	614,122
4.50%, 09/01/57	952,518	1,019,773
Federal National Mortgage Association ACES, Series 2015-M1
0.64%, 09/25/24† IO γ	3,787,838	88,849
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	225,513	232,279
Federal National Mortgage Association ACES, Series 2019-M10
3.30%, 12/25/37	410,000	434,836
Federal National Mortgage Association ACES, Series 2019-M4
3.61%, 02/25/31	260,000	283,045
Federal National Mortgage Association ACES, Series 2019-M5
3.27%, 01/25/29	500,000	527,970
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association ACES, Series 2019-M6
3.45%, 01/01/29	$550,000	$591,805
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	233,264	16,700
4.50%, 11/25/39 IO	41,830	7,731
3.50%, 11/25/41 IO	163,714	26,626
4.00%, 11/25/41 IO	201,005	33,711
4.00%, 04/25/42 IO	369,842	60,707
Federal National Mortgage Association REMIC, Series 1991-137
868.32%, 10/25/21 IO	17	128
Federal National Mortgage Association REMIC, Series 1991-97
1,009.25%, 08/25/21 IO	9	86
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 2.83%, 10/18/30†	6,243	6,275
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	350,758	400,466
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 4.35%, 03/25/37† IO	469,228	93,793
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	288,615	318,200
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	864,950	976,998
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 4.15%, 10/25/41† IO	353,739	60,533
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	133,595	10,337
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	23,998	28,497
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	216,536	17,091
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.75%, 12/25/42† IO	$124,348	$ 22,408
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	81,714	96,168
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	8,809	9,520
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.10%, 04/25/42† IO	120,073	20,869
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	121,105	133,731
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.25%, 02/25/41† IO	22,592	2,186
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.25%, 03/25/42† IO	149,475	21,417
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 4.20%, 07/25/42† IO	42,953	7,959
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.55%, 12/25/43† IO	462,688	84,961
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	190,578	27,712
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	886,159	71,745
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	528,362	73,841

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.75%, 06/25/43† IO	$ 208,358	$ 43,230
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	523,432	586,473
6.50%, 07/25/42	210,199	245,264
Federal National Mortgage Association REMIC, Series 2014-47
1.84%, 08/25/44† IO γ	402,973	23,108
Federal National Mortgage Association REMIC, Series 2015-55
1.60%, 08/25/55† IO γ	136,540	7,435
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.75%, 08/25/45† IO	64,788	14,516
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.70%, 10/25/57† IO	899,915	165,897
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.80%, 11/25/47† IO	291,671	46,620
FHLMC Multifamily Structured Pass Through Certificates, Series K015
1.73%, 07/25/21† IO γ	575,720	15,598
FHLMC Multifamily Structured Pass Through Certificates, Series K016
1.64%, 10/25/21† IO γ	175,727	5,220
FHLMC Multifamily Structured Pass Through Certificates, Series K044
0.87%, 01/25/25† IO γ	1,267,623	43,299
FHLMC Multifamily Structured Pass Through Certificates, Series K068
0.57%, 08/25/27† IO γ	2,434,081	76,821
FHLMC Multifamily Structured Pass Through Certificates, Series K091
0.70%, 03/25/29† IO γ	1,419,781	69,072
3.51%, 03/25/29	620,000	673,734
FHLMC Multifamily Structured Pass Through Certificates, Series K093
0.95%, 05/25/29† IO γ	2,000,000	158,770
FHLMC Multifamily Structured Pass Through Certificates, Series K723
1.07%, 08/25/23† IO γ	3,265,475	103,329
FHLMC Multifamily Structured Pass Through Certificates, Series KF11
(Floating, ICE LIBOR USD 1M + 0.65%), 3.08%, 09/25/25†	359,774	360,629
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 6.20%, 03/25/29†	$ 250,000	$ 266,262
FHLMC Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.90%, 07/25/44†	542,364	557,610
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.39%, 06/25/34† γ	218,010	219,403
Flagstar Mortgage Trust, Series 2018-2, Class A4
3.50%, 04/25/48 144A † γ	1,182,278	1,196,255
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	5,260,825	25,326
FREMF Mortgage Trust, Series 2018-KF49, Class B
(Floating, ICE LIBOR USD 1M + 1.90%, 1.90% Floor), 4.33%, 06/25/25 144A †	849,984	846,832
Government National Mortgage Association
7.00%, 01/15/26	2,522	2,694
7.00%, 07/15/27	23,938	26,806
7.00%, 01/15/28	11,425	11,557
7.00%, 03/15/28	31,485	35,722
7.00%, 07/15/28	3,613	3,875
7.50%, 07/15/28	9,903	10,053
6.50%, 08/15/28	2,289	2,517
7.00%, 08/15/28	6,267	6,795
7.50%, 08/15/28	6,665	7,358
6.50%, 09/15/28	4,055	4,587
7.00%, 10/15/28	11,381	11,460
7.50%, 03/15/29	11,061	12,861
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 4.13%, 11/20/29†	19,323	20,036
8.50%, 08/15/30	476	489
8.50%, 11/20/30	5,188	6,029
6.50%, 08/15/31	30,091	34,088
7.50%, 08/15/31	6,826	7,364
6.50%, 10/15/31	49,672	56,002
6.00%, 11/15/31	99,155	110,845
6.50%, 11/15/31	60,544	66,534
6.00%, 12/15/31	17,865	20,102
6.00%, 01/15/32	66,806	73,767
6.00%, 02/15/32	97,164	107,211
6.50%, 02/15/32	34,592	38,049
6.00%, 04/15/32	38,435	42,068
7.50%, 04/15/32	8,191	8,683
6.50%, 06/15/32	53,168	58,668
6.50%, 08/15/32	97,696	107,493
6.50%, 09/15/32	89,538	100,448
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.00%, 10/15/32	$ 71,666	$ 81,801
5.50%, 11/15/32	10,156	11,076
6.00%, 11/15/32	56,843	62,627
6.00%, 12/15/32	26,810	29,720
6.50%, 12/15/32	8,502	9,347
5.50%, 01/15/33	5,815	6,305
6.00%, 01/15/33	25,549	28,318
5.50%, 02/15/33	12,841	14,354
6.00%, 02/15/33	24,702	28,189
5.50%, 03/15/33	14,639	16,483
6.50%, 04/15/33	155,324	181,764
6.00%, 06/15/33	18,230	19,954
5.50%, 07/15/33	14,677	16,206
5.50%, 08/15/33	5,061	5,405
5.50%, 09/15/33	3,035	3,290
6.00%, 10/15/33	35,088	38,419
6.50%, 10/15/33	67,152	74,267
5.50%, 04/15/34	10,426	11,671
5.50%, 05/15/34	2,582	2,752
6.50%, 08/15/34	116,114	131,526
5.50%, 09/15/34	62,119	69,876
5.50%, 12/15/34	63,426	71,291
5.50%, 01/15/35	46,275	52,039
6.00%, 09/20/38	142,400	162,259
5.00%, 07/20/40	12,303	13,533
5.00%, 09/20/40	54,086	59,489
4.00%, 10/20/40	7,010	7,428
6.00%, 10/20/40	22,211	25,463
6.00%, 01/20/41	17,883	20,486
4.50%, 04/20/41	239,383	255,473
3.00%, 09/15/42	553,750	567,002
3.00%, 10/15/42	117,576	120,390
3.00%, 11/15/42	556,313	569,626
4.00%, 08/20/43	402,461	425,092
3.50%, 06/20/44	165,770	172,391
3.00%, 01/15/45	3,693,898	3,774,324
3.00%, 02/15/45	101,620	103,832
3.50%, 03/20/45	78,169	81,143
3.50%, 04/15/45	721,169	745,729
4.00%, 05/20/45	36,861	38,880
4.00%, 10/20/45	315,644	331,703
3.50%, 09/20/46	2,515,140	2,608,204
3.00%, 01/20/47	1,384,090	1,417,332
3.00%, 03/20/47	834,389	854,823
3.00%, 09/20/47	1,307,195	1,337,906
4.00%, 09/20/47	1,720,344	1,794,409
3.50%, 10/20/47	1,060,792	1,097,625
3.50%, 11/20/47	87,456	90,430
4.00%, 11/20/47	1,046,017	1,090,701
4.00%, 12/20/47	491,948	512,743
3.00%, 02/20/48	224,125	229,391
4.50%, 05/20/48	3,996,515	4,168,499
3.50%, 06/15/48	268,184	278,276
3.50%, 06/20/48	600,000	620,064
4.00%, 07/20/48	819,833	851,129
4.50%, 08/20/48	12,591,573	13,160,032
	Par	Value
4.50%, 09/20/48	$ 5,812,056	$ 6,072,160
5.00%, 09/20/48	894,850	936,293
4.00%, 10/20/48	800,000	829,295
5.00%, 11/20/48	2,082,056	2,178,482
4.00%, 12/20/48	600,000	621,971
4.50%, 12/20/48	1,246,650	1,300,298
5.00%, 12/20/48	3,216,343	3,365,301
4.50%, 01/20/49	5,691,512	5,957,001
5.00%, 01/20/49	7,517,502	7,865,660
4.50%, 03/20/49	396,572	414,889
5.00%, 03/20/49	5,358,493	5,629,456
4.50%, 04/20/49	2,885,991	3,011,759
5.00%, 04/20/49	2,985,514	3,136,617
5.00%, 05/20/49	2,994,913	3,152,224
3.00%, 07/01/49 TBA	3,300,000	3,372,574
3.50%, 07/01/49 TBA	11,900,000	12,293,723
4.00%, 07/01/49 TBA	6,200,000	6,427,658
4.50%, 07/01/49 TBA	45,640,000	47,579,266
3.00%, 07/20/49	799,920	818,534
3.50%, 08/01/49 TBA	40,600,000	41,910,000
4.00%, 08/01/49 TBA	500,000	518,203
5.00%, 08/01/49 TBA	5,500,000	5,748,468
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.68%, 05/20/37†	112,263	112,135
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 4.20%, 08/20/37† IO	985,760	163,956
Government National Mortgage Association, Series 2010-31
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.12%, 03/20/39† IO	13,590	456
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.27%, 01/20/40† IO	35,070	2,826
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.87%, 12/20/60†	232,917	232,546
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 2.95%, 03/20/61†	303,335	303,419
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 2.97%, 03/20/61†	212,506	212,660
Government National Mortgage Association, Series 2012-144
0.41%, 01/16/53† IO γ	7,679,154	218,311

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 3.67%, 03/20/42† IO	$ 37,800	$ 7,187
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	124,381	6,859
Government National Mortgage Association, Series 2012-H27
(Variable, ICE LIBOR USD 1M + 0.00%, 2.15% Floor, 12.17% Cap), 1.75%, 10/20/62† IO	699,617	34,631
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 2.82%, 12/20/62†	1,082,823	1,080,130
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	112,014	13,979
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.22%, 08/20/44† IO	80,451	11,227
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.82%, 08/20/44† IO	219,967	44,566
Government National Mortgage Association, Series 2014-93
0.75%, 11/16/55† IO γ	3,093,739	128,975
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	115,317	20,484
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 3.02%, 05/20/65†	2,315,053	2,310,205
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 2.90%, 05/20/65†	2,422,474	2,420,142
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 3.04%, 06/20/65†	3,936,600	3,931,644
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 3.05%, 06/20/65†	1,521,778	1,520,196
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 3.07%, 06/20/65†	3,769,192	3,768,472
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 3.07%, 07/20/65†	3,732,092	3,731,247
	Par	Value
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor, 12.30% Cap), 2.95%, 06/20/65†	$ 571,607	$ 571,471
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 3.07%, 07/20/65†	561,415	561,309
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 3.07%, 08/20/65†	578,553	578,437
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 3.07%, 09/20/65†	592,366	592,221
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 3.09%, 09/20/65†	692,242	692,630
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 2.99%, 10/20/65†	1,361,507	1,363,930
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 3.15%, 08/20/61†	38,273	38,343
Government National Mortgage Association, Series 2016-152
0.93%, 08/15/58† IO γ	5,277,701	394,680
Government National Mortgage Association, Series 2017-190
0.69%, 03/16/60† IO γ	7,175,701	448,851
Government National Mortgage Association, Series 2017-H15
(Variable, ICE LIBOR USD 1Y + 0.00%, 2.35% Floor), 2.23%, 07/20/67† IO	576,282	78,078
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.52%, 07/20/67†	1,852,855	1,887,965
Government National Mortgage Association, Series 2017-H18
(Variable, ICE LIBOR USD 1Y + 0.00%, 2.40% Floor), 1.58%, 09/20/67† IO	4,541,841	425,993
Government National Mortgage Association, Series 2017-H20
(Variable, ICE LIBOR USD 1Y + 0.00%, 2.40% Floor), 2.00%, 10/20/67† IO	197,548	22,443
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2017-H22
(Variable, ICE LIBOR USD 1Y + 0.00%, 2.52% Floor), 2.25%, 11/20/67† IO	$1,613,548	$ 191,181
Government National Mortgage Association, Series 2018-118
3.20%, 05/16/49	246,825	250,919
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 2.77%, 05/20/68†	1,083,670	1,078,580
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	229,878	233,390
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 3.28%, 11/21/35 144A †	1,349,283	1,351,306
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.58%, 01/25/37†	475,118	456,131
GS Mortgage Securities Corporation II, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	389,117
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.69%, 09/15/31 144A †	1,530,000	1,512,022
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	142,867
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.50%, 09/25/35† γ	423,421	436,437
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	567,499	721,681
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.36% Floor, 11.00% Cap), 3.12%, 10/25/34†	32,772	32,703
IndyMac ARM Trust, Series 2001-H2, Class A1
3.91%, 01/25/32† γ	5,614	5,425
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.52%, 0.26% Floor, 11.50% Cap), 2.92%, 01/25/36†	107,786	107,823
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.32%, 05/15/45† γ	280,000	284,330
	Par	Value
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.72%, 02/25/35† γ	$ 40,796	$ 41,334
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	2,708,722	2,758,118
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	1,056,471	1,071,812
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
5.05%, 01/15/47† γ	50,000	54,240
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	840,000	865,520
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	800,000	827,369
Kensington Mortgage Securities PLC, Series 2007-1X, Class A3C
(Floating, ICE LIBOR USD 3M + 0.17%), 2.60%, 06/14/40†	845,181	830,709
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 1.66%, 11/15/49(U) †	778,726	990,788
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.94%, 01/01/61(U) †	741,224	882,426
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.37%, 01/01/61(U) †	597,081	737,836
Magnolia Finance X, Ltd., Series 2015-3GNA, Class A1
(Floating, ICE LIBOR GBP 3M + 2.48%), 3.41%, 03/12/20(U) 144A † Ψ †††	980,185	1,182,546
Magnolia Finance X, Ltd., Series 2015-3GNA, Class A2
(Floating, ICE LIBOR GBP 3M + 3.75%), 4.67%, 03/12/20(U) 144A † Ψ †††	365,167	440,556
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 1.00%, 04/15/47(U) †	721,661	875,000
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
4.66%, 11/21/34† γ	214,471	223,934
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
4.25%, 05/25/34† γ	82,746	83,140

See Notes to Financial Statements.

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4
3.10%, 05/15/46	$ 300,000	$ 308,483
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	144,626
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	388,460
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	498,829
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,469,434
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	800,000	836,195
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B
3.56%, 07/13/29 144A † γ	800,000	812,970
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 3.79%, 05/15/36 144A †	1,050,000	1,051,650
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 11.50% Cap), 2.68%, 10/25/35†	279,379	278,983
MSCG Trust, Series 2015-ALDR, Class A2
3.58%, 06/07/35 144A † γ	580,000	598,941
MSCG Trust, Series 2016-SNR, Class C
5.21%, 11/15/34 144A	331,500	336,072
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 2.63%, 12/26/35 144A †	302,442	301,239
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 3.05%, 06/25/57 144A †	814,128	811,754
Prime Mortgage Trust, Series 2006-DR1, Class 2A1
5.50%, 05/25/35 144A	1,914,186	1,650,560
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00%, 05/25/35 144A	1,550,948	1,281,798
ResLoc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	1,039,214	1,130,538
	Par	Value
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.95%, 12/15/43(U) †	$ 259,803	$ 313,283
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	164,066	208,335
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	3,187,568	4,047,651
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 3.34%, 06/15/33 144A †	450,000	449,876
Sequoia Mortgage Trust, Series 2003-4, Class 1A2
(Floating, ICE LIBOR USD 6M + 0.66%, 0.33% Floor, 11.50% Cap), 3.42%, 07/20/33†	57,132	55,063
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.00% Cap), 3.03%, 04/19/27†	277,935	274,413
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	345,419
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 3.15%, 01/21/70 144A †	720,000	720,503
Station Place Securitization Trust, Series 2015-2, Class AR
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor), 2.95%, 05/15/21 144A †	350,000	350,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.70%, 10/25/35†	537,347	541,208
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.64%, 07/19/35†	64,924	64,488
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.50% Cap), 3.04%, 09/25/43†	6,734	6,809
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
4.62%, 04/25/45† γ	47,889	49,154
Towd Point Mortgage Funding PLC, Series 2016-V1A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.20%), 2.00%, 02/20/54(U) 144A †	364,324	464,076
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.85%, 10/20/51(U) 144A †	$ 2,000,000	$ 2,545,060
Tower Bridge Funding No. 1 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 1.00%), 1.78%, 03/20/56(U) †	509,431	648,766
Tower Bridge Funding No. 2 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 0.90%), 1.68%, 03/20/56(U) †	1,058,428	1,345,458
TPG Real Estate Finance Issuer, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 3.14%, 02/15/35 144A †	338,245	338,751
Trinity Square PLC, Series 2015-1A, Class A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.97%, 07/15/51(U) 144A †	215,458	275,398
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.63%, 12/10/45 144A † γ	320,000	314,505
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	102,465
Warwick Finance Residential Mortgages No. One PLC, Series 1, Class A
(Floating, ICE LIBOR GBP 3M + 1.00%), 1.77%, 09/21/49(U) †	1,003,614	1,280,871
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
4.51%, 02/25/33† γ	3,120	3,207
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.90%, 06/25/42†	9,254	9,159
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.39% Floor, 10.50% Cap), 3.18%, 01/25/45†	1,189,415	1,181,819
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.29%, 0.29% Floor, 10.50% Cap), 2.69%, 10/25/45†	853,073	853,681
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.90%, 02/25/37† γ	239,372	223,793
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.96%, 02/25/37† γ	144,899	143,668
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 3.26%, 04/25/47†	$ 548,326	$ 551,177
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 2.94%, 07/25/45†	561,305	556,899
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.29% Floor, 10.50% Cap), 2.98%, 07/25/45†	112,049	111,515
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	148,900	153,291
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.72%, 12/28/37† γ	428,087	427,111
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.42%, 07/15/46† γ	20,000	20,767
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class XA
1.31%, 08/15/50† IO γ	2,445,134	105,078
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 2A2
5.15%, 03/25/35† γ	40,711	42,289
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.52%, 06/15/45 144A † IO γ	267,841	8,250
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.33%, 05/15/45 144A † IO γ	2,389,904	92,474
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.21%, 03/15/47† IO γ	919,466	33,818
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.21%, 08/15/47† IO γ	3,273,845	134,707
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	302,578
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	302,491
Total Mortgage-Backed Securities (Cost $648,254,258)		656,013,995
MUNICIPAL BONDS — 0.6%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,044,807

See Notes to Financial Statements.

	Par	Value
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	$ 250,000	$ 336,185
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	946,498
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	406,849
City of Chicago IL, General Obligation
7.75%, 01/01/42	2,177,000	2,805,326
Northstar Education Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.10%, 0.10% Floor), 2.68%, 04/28/30†	104,922	104,491
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	374,623
State of California, General Obligation
7.95%, 03/01/36	265,000	274,993
7.55%, 04/01/39	410,000	649,877
State of Illinois, General Obligation
5.10%, 06/01/33	1,115,000	1,175,121
6.63%, 02/01/35	495,000	571,361
7.35%, 07/01/35	465,000	548,730
Utah State Board of Regents Series 2016-1 A
(Floating, ICE LIBOR USD 1M + 0.75%, 25.00% Cap), 3.15%, 09/25/56†	1,223,928	1,225,446
Total Municipal Bonds (Cost $9,707,761)		10,464,307

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,280.00, Expires 07/26/19 (GSC)	80	$10,237,600	48,750
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,285.00, Expires 07/26/19 (GSC)	98	12,541,060	39,813
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,185.00, Expires 07/26/19 (GSC)	346	$40,883,360	$ 91,906
Euro Dollar, Strike Price $97.37, Expires 12/16/19 (GSC)	64	15,694,400	114,800
Euro vs. U.S. Dollar, Strike Price $1.12, Expires 07/24/19 (BAR)	9,550,657	9,550,657	157,885
Long U.S. Treasury Bond Future expiration date 9/2019, Strike Price $1,940.00, Expires 08/23/19 (JPM)	37	5,756,830	37
			453,191
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,100.00, Expires 08/23/19 (JPM)	115	14,716,550	115
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,105.00, Expires 08/23/19 (JPM)	89	11,389,330	89
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,110.00, Expires 08/23/19 (JPM)	103	13,180,910	103
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,127.50, Expires 07/26/19 (GSC)	225	26,586,000	225
Euro vs. U.S. Dollar, Strike Price $1.14, Expires 11/04/19 (CITI)	6,311,449	6,311,449	73,028
			73,560
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Put Swaptions — 0.0%
Pay 2.30% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2049 USD, Strike Price $2.30, Expires 10/21/19 (GSC)	1	$7,700,000	$165,404
Pay 2.50% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2049 USD, Strike Price $2.50, Expires 11/07/19 (DEUT)	1	3,100,000	31,447
			196,851
Total Purchased Options (Premiums paid $1,531,114)			723,602

	Par
U.S. TREASURY OBLIGATIONS — 18.2%
U.S. Treasury Bonds
4.25%, 05/15/39	$ 4,300,000	5,626,700
4.38%, 11/15/39	200,000	265,992
2.75%, 08/15/42	600,000	629,801
2.75%, 11/15/42	1,080,000	1,132,439
3.13%, 02/15/43	650,000	724,991
2.88%, 05/15/43	3,200,000	3,423,437
3.75%, 11/15/43	1,000,000	1,231,230
3.38%, 05/15/44	480,000	557,878
3.13%, 08/15/44	760,000	848,083
2.50%, 02/15/45	2,290,000	2,281,905
2.88%, 08/15/45	3,640,000	3,891,246
2.88%, 11/15/46‡‡	11,290,000	12,084,929
2.75%, 08/15/47	7,940,000	8,288,308
2.75%, 11/15/47	3,480,000	3,633,066
3.00%, 02/15/48	6,170,000	6,760,611
3.13%, 05/15/48	3,900,000	4,377,064
3.00%, 08/15/48Δ	30,000	32,907
3.00%, 02/15/49Δ	280,000	307,573
2.88%, 05/15/49Δ	13,390,000	14,367,055
		70,465,215
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/22	777,882	775,750
0.13%, 07/15/24	2,938,135	2,934,185
0.38%, 07/15/25	1,239,252	1,253,348
0.63%, 01/15/26	4,699,891	4,814,618
0.13%, 07/15/26	426,444	423,714
0.38%, 07/15/27	2,925,104	2,953,385
	Par	Value
0.50%, 01/15/28	$ 4,558,444	$ 4,634,518
0.75%, 07/15/28	2,015,739	2,101,115
0.88%, 01/15/29	13,156,780	13,854,417
2.13%, 02/15/40	1,087,744	1,393,197
0.75%, 02/15/42	237,497	238,664
1.38%, 02/15/44	4,254,381	4,833,195
0.75%, 02/15/45	868,168	859,847
1.00%, 02/15/46	2,383,507	2,500,258
0.88%, 02/15/47	2,011,416	2,051,746
1.00%, 02/15/48	5,285,130	5,565,573
1.00%, 02/15/49Δ	5,321,482	5,634,011
		56,821,541
U.S. Treasury Notes
2.00%, 12/31/21‡‡	1,500,000	1,510,342
1.88%, 03/31/22‡‡	1,900,000	1,908,684
2.13%, 05/15/22	60,000	60,681
1.88%, 09/30/22‡‡	3,000,000	3,015,234
2.00%, 10/31/22‡‡	2,700,000	2,723,994
1.75%, 06/30/24	8,310,000	8,307,241
2.13%, 09/30/24	8,550,000	8,696,286
2.25%, 11/15/24	1,760,000	1,801,353
2.13%, 11/30/24	5,090,000	5,178,281
2.25%, 12/31/24	10,000,000	10,237,500
2.75%, 06/30/25	2,470,000	2,599,819
2.88%, 07/31/25	3,970,000	4,208,510
2.25%, 11/15/25‡‡	13,560,000	13,889,467
2.25%, 03/31/26	3,160,000	3,238,445
2.13%, 05/31/26	6,420,000	6,527,962
1.88%, 06/30/26	18,870,000	18,879,218
2.00%, 11/15/26	14,000,000	14,109,102
2.25%, 02/15/27	7,718,000	7,910,649
2.25%, 08/15/27	33,000,000	33,806,305
2.75%, 02/15/28‡‡	1,400,000	1,488,813
2.88%, 05/15/28	800,000	859,156
2.88%, 08/15/28	4,580,000	4,922,426
3.13%, 11/15/28	8,180,000	8,973,395
2.63%, 02/15/29Δ	1,000,000	1,054,668
		165,907,531
U.S. Treasury Strips
2.26%, 02/15/40Ω	8,060,000	4,809,857
2.23%, 11/15/40Ω	4,030,000	2,348,426
2.21%, 08/15/41Ω	4,030,000	2,290,094
		9,448,377
Total U.S. Treasury Obligations (Cost $292,178,541)		302,642,664

Shares
PREFERRED STOCK — 0.0%
GMAC Capital Trust I
(Variable, ICE LIBOR USD 3M + 5.79%), 8.30%, 08/13/19† Δ (Cost $173,227)	6,979	184,001

See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 8.0%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø ∞	120,612,867	$ 120,612,867
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø §	7,958,238	7,958,238
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	4,792,512	4,792,512
Total Money Market Funds (Cost $133,363,617)		133,363,617
TOTAL INVESTMENTS — 113.3% (Cost $1,841,844,287)		1,882,240,388

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,290.00, Expires 07/26/19 (GSC)	(65)	$ (8,318,050)	(17,266)
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,295.00, Expires 07/26/19 (GSC)	(129)	(16,508,130)	(20,156)
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,300.00, Expires 07/26/19 (GSC)	(34)	(4,350,980)	(3,188)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,260.00, Expires 08/23/19 (GSC)	(32)	(4,095,040)	(70,000)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,270.00, Expires 08/23/19 (GSC)	(17)	(2,175,490)	(24,172)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,275.00, Expires 08/23/19 (GSC)	(17)	(2,175,490)	(19,125)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,285.00, Expires 08/23/19 (GSC)	(128)	(16,380,160)	(84,000)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,290.00, Expires 08/23/19 (GSC)	(48)	(6,142,560)	(23,250)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,305.00, Expires 08/23/19 (GSC)	(66)	$ (8,446,020)	$ (13,407)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,177.50, Expires 07/26/19 (GSC)	(67)	(7,916,720)	(42,398)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,187.50, Expires 07/26/19 (GSC)	(86)	(10,161,760)	(16,125)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,195.00, Expires 07/26/19 (GSC)	(246)	(29,067,360)	(15,375)
5-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,182.50, Expires 08/23/19 (GSC)	(101)	(11,934,160)	(51,289)
5-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,185.00, Expires 08/23/19 (GSC)	(160)	(18,905,600)	(65,000)
Euro Dollar, Strike Price $97.62, Expires 12/16/19 (GSC)	(128)	(31,388,800)	(156,000)
Long U.S. Treasury Bond Future expiration date 8/2019, Strike Price $1,580.00, Expires 07/26/19 (GSC)	(16)	(2,489,440)	(6,500)
Long U.S. Treasury Bond Future expiration date 8/2019, Strike Price $1,610.00, Expires 07/26/19 (GSC)	(32)	(4,978,880)	(2,500)
Long U.S. Treasury Bond Future expiration date 9/2019, Strike Price $1,580.00, Expires 08/23/19 (GSC)	(48)	(7,468,320)	(42,750)
Long U.S. Treasury Bond Future expiration date 9/2019, Strike Price $1,620.00, Expires 08/23/19 (GSC)	(32)	(4,978,880)	(8,000)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Mexican Peso vs. U.S. Dollar, Strike Price $19.64, Expires 07/11/19 (GSC)	(1,400,000)	$ (1,400,000)	$ (2,238)
Mexican Peso vs. U.S. Dollar, Strike Price $19.80, Expires 07/10/19 (MSCS)	(200,000)	(200,000)	(193)
Mexican Peso vs. U.S. Dollar, Strike Price $19.80, Expires 08/01/19 (MSCS)	(1,400,000)	(1,400,000)	(5,913)
Mexican Peso vs. U.S. Dollar, Strike Price $20.30, Expires 07/18/19 (HSBC)	(700,000)	(700,000)	(444)
Mexican Peso vs. U.S. Dollar, Strike Price $20.41, Expires 08/01/19 (MSCS)	(6,000,000)	(6,000,000)	(8,186)
			(697,475)
Call Swaption — (0.0)%
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $2.40, Expires 09/18/19 (GSC)	1	(3,300,000)	(2)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,240.00, Expires 07/26/19 (GSC)	(34)	(4,350,980)	(531)
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,245.00, Expires 07/26/19 (GSC)	(119)	(15,228,430)	(1,860)
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,255.00, Expires 07/26/19 (GSC)	(35)	(4,478,950)	(1,641)
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,260.00, Expires 07/26/19 (GSC)	(85)	(10,877,450)	(6,641)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,265.00, Expires 07/26/19 (GSC)	(34)	$ (4,350,980)	$ (4,781)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,225.00, Expires 08/23/19 (GSC)	(238)	(30,456,860)	(11,157)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,235.00, Expires 08/23/19 (GSC)	(17)	(2,175,490)	(1,063)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,265.00, Expires 08/23/19 (GSC)	(253)	(32,376,410)	(79,063)
10-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,270.00, Expires 08/23/19 (GSC)	(161)	(20,603,170)	(72,954)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,157.50, Expires 07/26/19 (GSC)	(67)	(7,916,720)	(1,047)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,160.00, Expires 07/26/19 (GSC)	(68)	(8,034,880)	(1,063)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,167.50, Expires 07/26/19 (GSC)	(86)	(10,161,760)	(3,359)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,170.00, Expires 07/26/19 (GSC)	(35)	(4,135,600)	(2,188)
5-Year U.S. Treasury Note Future expiration date 8/2019, Strike Price $1,172.50, Expires 07/26/19 (GSC)	(52)	(6,144,320)	(4,875)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 9/2019, Strike Price $1,152.50, Expires 08/23/19 (GSC)	(101)	$(11,934,160)	$ (3,156)
Long U.S. Treasury Bond Future expiration date 8/2019, Strike Price $1,470.00, Expires 07/26/19 (GSC)	(48)	(7,468,320)	(1,500)
			(196,879)
Put Swaptions — (0.0)%
Pay 2.00% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2024 USD, Strike Price $2.00, Expires 10/21/19 (GSC)	1	(38,500,000)	(107,677)
Pay 2.25% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2024 USD, Strike Price $2.25, Expires 11/07/19 (DEUT)	1	(15,500,000)	(16,600)
			(124,277)
Total Written Options (Premiums received $ (1,818,479))			(1,018,633)

	Par
TBA SALE COMMITMENTS — (1.9)%
Federal National Mortgage Association 3.50%, 08/01/49 TBA	$(28,000,000)	(28,623,056)
Government National Mortgage Association 3.00%, 07/01/49 TBA	(1,000,000)	(1,021,266)
Government National Mortgage Association 3.50%, 07/01/49 TBA	(600,000)	(619,852)
Government National Mortgage Association 4.00%, 07/01/49 TBA	(1,400,000)	(1,451,406)
Total TBA Sale Commitments (Proceeds $(31,667,555))		(31,715,580)
Liabilities in Excess of Other Assets — (11.3)%		(187,529,175)
NET ASSETS — 100.0%		$1,661,977,000
PORTFOLIO SUMMARY (based on net assets)
	%
Mortgage-Backed Securities	39.5
Corporate Bonds	22.0
U.S. Treasury Obligations	18.2
Foreign Bonds	14.5
Money Market Funds	8.0
Asset-Backed Securities	7.6
Loan Agreements	1.2
Certificates Of Deposit	1.0
Municipal Bonds	0.6
Agency Obligations	0.6
Purchased Options	0.1
Preferred Stock	—	**
Written Options	(0.1)
TBA Sale Commitments	(1.9)
	111.3
**Rounds to less than 0.05%
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Day Federal Fund	07/2019	(93)	$ (37,836,589)	$ —
30-Day Federal Fund	08/2019	(41)	(16,735,318)	(7,313)
Euro-Bobl	09/2019	(6)	(917,230)	(2,521)
Euro-BTP	09/2019	96	14,660,403	587,394
Euro-Bund	09/2019	23	4,517,721	61,749
Euro-Bund	09/2019	(374)	(73,462,075)	(779,628)
Euro-OAT	09/2019	(84)	(15,747,789)	(317,378)
10-Year Japanese Treasury Bond	09/2019	(12)	(17,123,777)	(42,974)
10-Year Commonwealth Treasury Bond	09/2019	25	2,521,239	(1,540)
10-Year Commonwealth Treasury Bond	09/2019	(224)	(22,590,303)	(131,819)
3-Year Commonwealth Treasury Bond	09/2019	36	2,906,427	(2,467)
90-Day Eurodollar	09/2019	(5)	(1,224,938)	(9,938)
10-Year CAN Bond	09/2019	(37)	(4,038,341)	(54,003)
10-Year U.S. Treasury Note	09/2019	1,098	140,509,687	2,638,098
10-Year U.S. Treasury Note	09/2019	(180)	(23,034,375)	(290,313)
U.S. Treasury Long Bond	09/2019	92	14,314,625	317,445
U.S. Treasury Long Bond	09/2019	(259)	(40,298,782)	(1,061,713)
Ultra 10-Year U.S. Treasury Note	09/2019	33	4,558,125	102,089
Ultra 10-Year U.S. Treasury Note	09/2019	(4)	(552,500)	(9,531)
Ultra Long U.S. Treasury Bond	09/2019	886	157,320,375	6,081,103
Long GILT	09/2019	(66)	(10,921,317)	(61,058)
2-Year U.S. Treasury Note	09/2019	371	79,831,664	440,582
30-Year Euro Buxl	09/2019	(12)	(2,768,611)	(82,647)
5-Year U.S. Treasury Note	09/2019	2,280	269,396,251	3,333,536
5-Year U.S. Treasury Note	12/2019	336	82,395,600	662,833
30-Day Federal Fund	01/2020	(115)	(47,127,416)	(209,475)
90-Day Eurodollar	03/2020	(8)	(1,965,800)	(12,600)
90-Day Eurodollar	06/2020	190	46,730,500	469,075
90-Day Eurodollar	06/2020	(44)	(10,821,800)	(74,128)
90-Day Eurodollar	03/2021	42	10,339,350	108,675
Total Futures Contracts outstanding at June 30, 2019			$502,835,006	$11,651,533
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/02/19	Canadian Dollars	13,845,000	U.S. Dollars	10,341,199	JPM	$231,135
07/08/19	U.S. Dollars	6,129,858	British Pounds	4,664,614	SS	203,568
07/02/19	Canadian Dollars	7,327,930	U.S. Dollars	5,436,101	HSBC	159,660
07/17/19	U.S. Dollars	5,284,059	Chinese Yuan Renminbi	35,528,427	BAR	108,342
08/15/19	Japanese Yen	767,100,000	U.S. Dollars	7,044,972	BNP	95,359
07/17/19	Brazilian Reals	21,086,194	U.S. Dollars	5,404,439	CITI	77,981
07/17/19	Indian Rupees	266,417,098	U.S. Dollars	3,778,323	BAR	74,355
07/08/19	U.S. Dollars	1,770,152	British Pounds	1,346,042	DEUT	60,035
07/17/19	Brazilian Reals	8,230,000	U.S. Dollars	2,086,132	BAR	53,672
07/17/19	Indonesian Rupiahs	53,935,795,049	U.S. Dollars	3,756,976	CITI	53,427
08/14/19	Mexican Pesos	53,367,000	U.S. Dollars	2,710,567	JPM	48,489
07/17/19	Canadian Dollars	3,789,664	U.S. Dollars	2,853,362	BAR	41,709
07/17/19	Mexican Pesos	62,342,787	U.S. Dollars	3,197,148	CITI	41,660
07/17/19	U.S. Dollars	1,234,649	British Pounds	939,161	BAR	40,908

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/17/19	Russian Rubles	49,900,000	U.S. Dollars	750,777	BAR	$ 36,643
09/18/19	New Zealand Dollars	2,701,767	U.S. Dollars	1,783,626	WEST	34,186
08/14/19	Mexican Pesos	23,587,000	U.S. Dollars	1,186,696	GSC	32,744
07/17/19	Russian Rubles	40,940,071	U.S. Dollars	620,256	CITI	25,776
07/02/19	British Pounds	8,670,000	U.S. Dollars	10,985,955	HSBC	24,512
08/14/19	Mexican Pesos	28,380,776	U.S. Dollars	1,446,007	HSBC	21,270
08/14/19	Mexican Pesos	26,949,000	U.S. Dollars	1,374,858	BAR	18,396
09/18/19	Australian Dollars	2,398,975	U.S. Dollars	1,672,611	RBC	15,708
09/23/19	Argentine Pesos	33,720,000	U.S. Dollars	682,591	CITI	15,348
07/17/19	Euro	1,140,000	U.S. Dollars	1,285,188	CITI	12,993
10/17/19	Indian Rupees	175,367,400	U.S. Dollars	2,495,090	BAR	11,580
07/17/19	U.S. Dollars	440,206	Chinese Offshore Yuan	2,957,482	CITI	9,769
09/18/19	Canadian Dollars	964,601	U.S. Dollars	728,925	BOA	8,756
10/17/19	Indonesian Rupiahs	53,935,795,049	U.S. Dollars	3,755,713	BAR	8,682
09/18/19	New Zealand Dollars	408,823	U.S. Dollars	269,113	CITI	5,952
07/17/19	Chinese Yuan Renminbi	35,528,427	U.S. Dollars	5,171,156	BAR	4,561
09/18/19	Canadian Dollars	533,722	U.S. Dollars	403,710	RBC	4,454
07/17/19	U.S. Dollars	1,972,255	Russian Rubles	124,708,286	CITI	4,364
09/18/19	Norwegian Kroner	5,451,750	Euro	555,904	JPM	4,332
08/15/19	Japanese Yen	979,700,000	U.S. Dollars	9,115,905	GSC	3,353
09/18/19	New Zealand Dollars	159,919	U.S. Dollars	104,370	BOA	3,228
09/18/19	Euro	183,927	U.S. Dollars	208,171	RBC	2,320
09/18/19	Swedish Kronor	1,849,936	Euro	173,212	CITI	2,142
09/18/19	Swedish Kronor	473,725	U.S. Dollars	49,932	DEUT	1,378
09/18/19	Australian Dollars	72,570	U.S. Dollars	49,821	CITI	1,251
09/18/19	U.S. Dollars	416,922	Japanese Yen	44,556,262	SS	1,180
09/18/19	Japanese Yen	33,657,476	U.S. Dollars	312,938	CITI	1,110
09/18/19	Australian Dollars	171,760	U.S. Dollars	119,779	BOA	1,100
09/18/19	British Pounds	62,752	U.S. Dollars	78,883	BOA	1,099
07/17/19	British Pounds	150,000	U.S. Dollars	189,709	CITI	952
07/17/19	Chinese Offshore Yuan	2,957,482	U.S. Dollars	429,511	BAR	927
09/18/19	Norwegian Kroner	903,381	Euro	91,950	UBS	908
09/18/19	Norwegian Kroner	903,117	Euro	91,963	SS	861
09/18/19	Canadian Dollars	121,055	U.S. Dollars	92,025	CITI	552
09/18/19	Euro	93,058	U.S. Dollars	105,948	JPM	550
09/18/19	British Pounds	221,561	U.S. Dollars	281,928	CITI	467
09/18/19	Euro	93,038	Norwegian Kroner	903,039	UBS	377
09/18/19	U.S. Dollars	142,221	Swedish Kronor	1,309,683	SS	366
09/18/19	Swedish Kronor	430,615	Norwegian Kroner	394,131	DEUT	335
09/18/19	U.S. Dollars	160,343	Euro	139,866	CITI	277
09/18/19	U.S. Dollars	276,342	Swiss Francs	267,553	SS	243
09/18/19	U.S. Dollars	53,800	British Pounds	42,054	SS	199
09/18/19	British Pounds	52,463	Swedish Kronor	615,570	JPM	195
09/18/19	U.S. Dollars	96,301	Swedish Kronor	887,625	UBS	160
09/18/19	Euro	48,020	Norwegian Kroner	466,452	RBC	152
09/18/19	Euro	55,209	Norwegian Kroner	536,517	SS	148
07/17/19	U.S. Dollars	23,321	Japanese Yen	2,500,000	CITI	101
10/09/19	Mexican Pesos	61,000	U.S. Dollars	3,119	HSBC	5
10/16/19	Mexican Pesos	61,000	U.S. Dollars	3,119	GSC	1
Subtotal Appreciation						$1,616,263
10/16/19	U.S. Dollars	3,116	Mexican Pesos	61,000	HSBC	$ (5)
10/09/19	U.S. Dollars	3,114	Mexican Pesos	61,000	HSBC	(10)
07/17/19	Mexican Pesos	6,000,000	U.S. Dollars	311,742	BAR	(32)
08/14/19	U.S. Dollars	254,689	Mexican Pesos	4,927,000	GSC	(35)
09/18/19	Japanese Yen	8,517,882	U.S. Dollars	79,553	JPM	(75)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/14/19	U.S. Dollars	3,074	Mexican Pesos	61,000	JPM	$ (79)
09/18/19	U.S. Dollars	54,444	British Pounds	42,782	UBS	(85)
09/18/19	Canadian Dollars	344,778	U.S. Dollars	263,781	BOA	(112)
09/18/19	British Pounds	45,714	U.S. Dollars	58,409	SS	(143)
09/18/19	U.S. Dollars	149,737	Japanese Yen	16,066,399	JPM	(175)
09/18/19	Norwegian Kroner	852,914	U.S. Dollars	100,443	SS	(235)
09/18/19	U.S. Dollars	104,062	Norwegian Kroner	888,500	UBS	(327)
09/18/19	U.S. Dollars	103,115	Japanese Yen	11,090,920	DEUT	(372)
09/18/19	Australian Dollars	100,895	Swiss Francs	69,172	CITI	(375)
09/18/19	British Pounds	55,798	Canadian Dollars	93,534	CITI	(412)
09/18/19	U.S. Dollars	112,645	Swedish Kronor	1,044,194	UBS	(454)
09/18/19	British Pounds	166,454	Euro	186,011	DEUT	(718)
09/18/19	British Pounds	82,904	Euro	93,075	JPM	(850)
10/17/19	U.S. Dollars	429,211	Chinese Offshore Yuan	2,957,482	BAR	(853)
09/18/19	U.S. Dollars	105,465	Australian Dollars	151,121	RBC	(889)
07/31/19	U.S. Dollars	6,494,616	Canadian Dollars	8,500,000	JPM	(1,026)
09/18/19	U.S. Dollars	49,932	Canadian Dollars	66,696	DEUT	(1,074)
09/18/19	U.S. Dollars	105,198	New Zealand Dollars	158,050	DEUT	(1,142)
09/18/19	U.S. Dollars	260,026	Australian Dollars	371,109	DEUT	(1,148)
09/18/19	U.S. Dollars	117,114	Canadian Dollars	154,641	RBC	(1,148)
09/18/19	U.S. Dollars	103,461	Norwegian Kroner	891,231	JPM	(1,249)
09/18/19	U.S. Dollars	373,481	Australian Dollars	532,587	CITI	(1,336)
09/18/19	U.S. Dollars	77,138	New Zealand Dollars	116,835	CITI	(1,472)
09/18/19	British Pounds	165,741	Euro	186,084	UBS	(1,710)
07/17/19	U.S. Dollars	451,794	Euro	398,247	BAR	(1,711)
07/02/19	U.S. Dollars	75,997	Canadian Dollars	102,000	HSBC	(1,892)
09/05/19	U.S. Dollars	636,643	South African Rand	9,075,580	UBS	(2,154)
09/18/19	U.S. Dollars	210,162	New Zealand Dollars	316,157	RBC	(2,556)
09/18/19	U.S. Dollars	132,856	Swedish Kronor	1,255,622	SS	(3,143)
07/17/19	U.S. Dollars	135,120	Japanese Yen	14,887,237	CITI	(3,149)
08/15/19	Japanese Yen	799,100,000	U.S. Dollars	7,441,511	GSC	(3,317)
07/10/19	U.S. Dollars	364,288	Euro	323,412	JPM	(3,779)
09/18/19	U.S. Dollars	310,225	Swiss Francs	304,611	JPM	(4,116)
07/02/19	U.S. Dollars	506,776	Australian Dollars	728,000	GSC	(4,316)
08/02/19	U.S. Dollars	15,092,263	Euro	13,240,000	BNP	(5,231)
07/02/19	British Pounds	1,163,000	U.S. Dollars	1,482,948	HSBC	(5,996)
07/17/19	Mexican Pesos	18,596,579	U.S. Dollars	972,218	CITI	(6,095)
07/02/19	U.S. Dollars	631,000	Euro	562,000	BNP	(8,050)
07/17/19	U.S. Dollars	3,801,776	Indonesian Rupiahs	53,935,795,049	BAR	(8,626)
07/17/19	Australian Dollars	935,862	U.S. Dollars	666,947	CITI	(9,517)
07/01/19	U.S. Dollars	634,223	South African Rand	9,075,580	RBC	(10,121)
10/17/19	U.S. Dollars	5,156,745	Chinese Yuan Renminbi	35,528,427	BAR	(11,700)
09/18/19	U.S. Dollars	2,301,806	Euro	2,023,278	JPM	(13,687)
08/02/19	U.S. Dollars	10,370,704	British Pounds	8,164,000	BNP	(14,697)
07/17/19	U.S. Dollars	2,467,163	Euro	2,190,000	CITI	(26,710)
08/15/19	U.S. Dollars	2,306,519	Japanese Yen	251,200,000	GSC	(31,705)
07/17/19	U.S. Dollars	1,088,666	Russian Rubles	71,030,000	BAR	(32,184)
09/17/19	U.S. Dollars	9,203,309	Japanese Yen	990,000,000	GSC	(33,452)
07/17/19	U.S. Dollars	3,813,885	Indian Rupees	266,417,098	BAR	(38,793)
08/02/19	U.S. Dollars	2,242,493	Canadian Dollars	3,000,000	BNP	(50,158)
07/15/19	U.S. Dollars	2,623,046	Canadian Dollars	3,500,000	JPM	(50,608)
07/02/19	U.S. Dollars	4,366,665	Euro	3,898,000	BAR	(65,751)
08/15/19	U.S. Dollars	5,427,752	Japanese Yen	590,800,000	JPM	(71,541)
08/14/19	U.S. Dollars	2,553,765	Mexican Pesos	50,797,767	RBS	(72,462)
07/26/19	U.S. Dollars	5,611,405	Euro	4,990,000	BAR	(75,353)
08/14/19	U.S. Dollars	3,768,073	Mexican Pesos	74,387,009	HSBC	(77,711)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/02/19	U.S. Dollars	3,727,588	Canadian Dollars	4,997,000	RBS	$ (88,226)
07/02/19	U.S. Dollars	22,747,704	British Pounds	17,997,000	MSCS	(107,588)
07/02/19	U.S. Dollars	7,070,383	Canadian Dollars	9,418,000	BNP	(121,401)
07/02/19	U.S. Dollars	5,051,067	Canadian Dollars	6,773,680	JPM	(121,457)
07/05/19	U.S. Dollars	5,602,664	Canadian Dollars	7,500,000	RBS	(125,195)
07/17/19	U.S. Dollars	4,532,796	Philippine Pesos	238,833,000	CITI	(125,918)
07/02/19	U.S. Dollars	9,798,241	Euro	8,780,000	GSC	(185,497)
Subtotal Depreciation						$(1,643,104)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$ (26,841)
Swap agreements outstanding at June 30, 2019:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issuers—Buy Protection
Credit Suisse (USA), Inc. 6.5% due 1/15/18 (Pay Quarterly)	(1.00)%	9/20/2020	GSC	USD	300,000	$ (3,057)	$ 6,900	$ (9,957)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	BOA	USD	300,000	(3,944)	1,691	(5,635)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	CITI	USD	330,000	(4,339)	2,662	(7,001)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	JPM	USD	590,000	(7,757)	2,495	(10,252)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	DEUT	USD	360,000	(6,107)	2,601	(8,708)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	320,000	(5,430)	1,224	(6,654)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	BOA	USD	520,000	(8,821)	6,078	(14,899)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	CITI	USD	920,000	(15,606)	6,695	(22,301)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	JPM	USD	220,000	(4,378)	845	(5,223)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	(8,557)	1,639	(10,196)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	GSC	USD	130,000	(2,962)	(2,277)	(685)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	810,000	(18,456)	(10,263)	(8,193)
						$(89,414)	$ 20,290	$(109,704)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Republic of Indonesia, 5.88% due 3/13/20 (Receive Quarterly)	0.91%	1.00%	6/20/2024	USD	1,820,000	$8,607	$(6,510)	$15,117
						$8,607	$(6,510)	$15,117

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Receive Quarterly)	0.21%	1.00%	12/20/2021	USD	400,000	$ 7,835	$ 5,258	$ 2,577
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Receive Quarterly)	0.24%	1.00%	6/20/2022	USD	100,000	2,245	1,852	393
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.81%	1.00%	12/20/2023	USD	600,000	5,097	(25,420)	30,517
General Electric Co., 2.7% due 10/9/22 (Receive Quarterly)	0.93%	1.00%	6/20/2024	USD	800,000	2,957	(1,811)	4,768
Prudential Financial Inc., 3.5% due 5/15/24 (Receive Quarterly)	0.56%	1.00%	6/20/2024	USD	1,075,000	22,846	18,589	4,257
The Boeing Company, 8.75% due 8/15/21 (Receive Quarterly)	0.40%	1.00%	6/20/2024	USD	475,000	13,688	11,978	1,710
Subtotal Appreciation						$ 54,668	$ 10,446	$44,222
Ford Motor Credit Company LLC, 3.81% due 1/9/24 (Receive Quarterly)	1.84%	5.00%	12/20/2023	USD	1,600,000	$212,990	$222,127	$ (9,137)
Subtotal Depreciation						$212,990	$222,127	$ (9,137)
Net Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection outstanding at June 30, 2019						$267,658	$232,573	$35,085

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indexes—Sell Protection
Markit CMBX.NA.AAA.7 Index (Receive Monthly)	0.24%	0.50%	1/17/2047	GSC	USD	1,692,340	$18,392	$ (75,337)	$ 93,729
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	0.27%	0.50%	10/17/2057	DEUT	USD	1,700,000	19,783	(116,926)	136,709
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	0.27%	0.50%	10/17/2057	GSC	USD	1,700,000	19,783	(102,781)	122,564
							$57,958	$(295,044)	$353,002

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.EM.30 Index (Receive Quarterly)	1.69%	1.00%	12/20/2023	USD	2,850,000	$ (80,954)	$ (83,048)	$ 2,094
Markit CDX.NA.IG.31 Index (Receive Quarterly)	0.48%	1.00%	12/20/2023	USD	2,300,000	52,233	28,641	23,592

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDS.NA.HY.32 Index (Receive Quarterly)	3.26%	5.00%	6/20/2024	USD	6,330,000	$ 484,545	$ 417,792	$ 66,753
Markit CDX.NA.IG.32 Index (Receive Quarterly)	0.55%	1.00%	6/20/2024	USD	38,025,000	821,255	646,594	174,661
						$1,277,079	$1,009,979	$267,100

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.41% (Upon termination)	1/2/2020	CITI	BRL	88,650,000	$747,863	$26,941	$720,922
						$747,863	$26,941	$720,922

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	7.25% (Monthly)	1/2/2020	BRL	5,846,182	$ 10,101	$ 1,688	$ 8,413
8.36% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	3/18/2020	MXN	139,650,000	(776)	(2,035)	1,259
1-Day US Federal Fund Effective Rate (Annually)	1.95% (Annually)	6/15/2021	USD	16,780,000	135,977	1,933	134,044
3-Month LIBOR (Quarterly)	2.28% (Semiannually)	6/24/2021	USD	393,700,000	2,690,101	—	2,690,101
3-Month New Zealand BBR FRA (Quarterly)	1.50% (Semiannually)	9/18/2021	NZD	30,480,000	73,746	39,268	34,478
3-Month LIBOR (Quarterly)	1.85% (Semiannually)	6/15/2022	USD	14,850,000	42,806	(6,170)	48,976
1.39% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	11/30/2023	USD	8,600,000	23,736	21,365	2,371
6-Month LIBOR (Semiannually)	0.10% (Semiannually)	3/20/2024	JPY	800,000,000	77,881	42,931	34,950
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2024	USD	10,530,000	(136,262)	(150,958)	14,696
6-Month EURIBOR (Semiannually)	0.50% (Annually)	9/18/2024	EUR	20,600,000	844,121	723,438	120,683
1.51% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	4/30/2026	USD	4,700,000	15,014	—	15,014
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/18/2026	GBP	1,460,000	(67,578)	(69,453)	1,875
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	9/18/2026	AUD	2,960,000	51,638	26,934	24,704
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	3/22/2028	JPY	817,460,000	166,855	136,828	30,027
3-Month LIBOR (Quarterly)	2.25% (Quarterly)	6/20/2028	USD	10,900,000	308,366	221,984	86,382
6-Month LIBOR (Semiannually)	1.05% (Annually)	8/7/2028	CHF	3,940,000	222,427	(2,772)	225,199
6-Month EURIBOR (Semiannually)	1.20% (Annually)	2/21/2029	EUR	3,540,000	137,718	41,612	96,106
3-Month LIBOR (Quarterly)	2.50% (Semiannually)	5/20/2029	USD	10,100,000	152,472	39,616	112,856
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	6/19/2029	USD	3,880,000	142,544	86,982	55,562
6-Month LIBOR (Semiannually)	1.75% (Semiannually)	6/19/2029	GBP	1,790,000	60,869	59,400	1,469
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/18/2029	GBP	4,500,000	(245,562)	(251,912)	6,350
1.80% (Annually)	6-Month NIBOR (Semiannually)	9/18/2029	NOK	10,480,000	5,714	2,558	3,156
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	9/18/2029	USD	4,410,000	424,547	340,078	84,469
6-Month EURIBOR (Semiannually)	1.00% (Annually)	9/18/2029	EUR	300,000	27,514	22,859	4,655
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	2/15/2036	USD	9,694,000	1,226,561	15,986	1,210,575
6-Month EURIBOR (Semiannually)	2.05% (Annually)	2/3/2037	EUR	6,200,000	666,165	25,341	640,824
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	6/20/2039	USD	1,540,000	65,256	50,827	14,429
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR (Semiannually)	1.50% (Annually)	9/18/2039	EUR	390,000	$ 72,060	$ 59,023	$ 13,037
3-Month LIBOR (Quarterly)	2.50% (Quarterly)	6/15/2046	USD	4,700,000	266,779	151,582	115,197
1.50% (Annually)	6-Month EURIBOR (Semiannually)	6/15/2049	EUR	320,000	(19,378)	(19,378)	—
3-Month LIBOR (Quarterly)	2.75% (Semiannually)	6/15/2049	USD	360,000	9,398	6,830	2,568
6-Month LIBOR (Semiannually)	1.75% (Semiannually)	6/15/2049	GBP	200,000	9,148	9,148	—
1.25% (Semiannually)	6-Month LIBOR (Semiannually)	12/18/2049	GBP	1,200,000	(3,563)	(25,304)	21,741
Subtotal Appreciation					$ 7,456,395	$1,600,229	$ 5,856,166
0.73% (Annually)	1-Day SONIO (Annually)	11/7/2019	GBP	56,840,000	$ (3,365)	$ —	$ (3,365)
28-Day Mexico Interbank TIIE (Monthly)	7.35% (Monthly)	4/5/2021	MXN	766,870,000	(183,671)	(33,747)	(149,924)
7.95% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	6/16/2021	MXN	33,400,000	(9,871)	(421)	(9,450)
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2021	USD	14,610,000	(15,071)	10,983	(26,054)
1.27% (Semiannually)	6-Month LIBOR (Semiannually)	10/26/2021	GBP	6,220,000	(68,711)	3,019	(71,730)
2.23% (Semiannually)	3-Month LIBOR (Quarterly)	6/23/2022	USD	361,700,000	(2,128,901)	—	(2,128,901)
0.25% (Annually)	3-Month STIBOR (Quarterly)	9/18/2024	SEK	181,200,000	(125,646)	(73,690)	(51,956)
3-Month CDOR (Semiannually)	2.75% (Semiannually)	9/18/2024	CAD	14,240,000	546,150	562,820	(16,670)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	12/16/2025	USD	1,500,000	(63,726)	(20,888)	(42,838)
2.25% (Semiannually)	3-Month LIBOR (Quarterly)	12/31/2025	USD	14,012,000	(378,646)	72,431	(451,077)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	1/31/2026	USD	30,792,000	(1,312,192)	(433,536)	(878,656)
1.55% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	4/30/2026	USD	19,435,000	13,303	23,876	(10,573)
1.85% (Semiannually)	3-Month LIBOR (Quarterly)	4/30/2026	USD	4,254,000	(12,221)	6,824	(19,045)
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/21/2026	USD	5,200,000	37,303	297,037	(259,734)
1.50% (Semiannually)	3-Month LIBOR (Quarterly)	6/21/2027	USD	4,600,000	131,224	310,356	(179,132)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	12/20/2027	USD	2,200,000	(104,196)	49,008	(153,204)
2.25% (Semiannually)	3-Month LIBOR (Quarterly)	6/20/2028	USD	92,700,000	(2,573,965)	5,828,741	(8,402,706)
1.90% (Semiannually)	6-Month LIBOR (Semiannually)	8/3/2028	GBP	2,500,000	(115,101)	(4,856)	(110,245)
2.30% (Annually)	6-Month NIBOR (Semiannually)	2/21/2029	NOK	38,880,000	(77,977)	(9,725)	(68,252)
0.90% (Annually)	6-Month EURIBOR (Semiannually)	5/20/2029	EUR	10,190,000	(196,613)	(50,599)	(146,014)
1.50% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2029	EUR	5,680,000	(301,084)	(168,889)	(132,195)
3.00% (Semiannually)	6-Month ASX BBSW (Semiannually)	6/19/2029	AUD	3,440,000	(112,782)	(74,937)	(37,845)
3.25% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	6/19/2029	NZD	2,100,000	(68,899)	(15,064)	(53,835)
0.75% (Annually)	3-Month STIBOR (Quarterly)	9/18/2029	SEK	4,130,000	(7,994)	(4,642)	(3,352)
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/18/2029	GBP	14,200,000	(774,885)	(100,679)	(674,206)
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	9/18/2029	AUD	3,980,000	107,271	115,397	(8,126)
2.04% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	2,100,000	(159,136)	(28,177)	(130,959)
2.05% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	3,300,000	(253,817)	(55,813)	(198,004)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2038	JPY	2,160,000,000	(1,814,101)	109,837	(1,923,938)
1.75% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2039	EUR	1,540,000	(96,681)	(77,803)	(18,878)
3.33% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2044	USD	8,319,000	(1,887,864)	(427)	(1,887,437)
2.88% (Semiannually)	3-Month LIBOR (Quarterly)	5/15/2044	USD	4,736,000	(613,386)	23,629	(637,015)
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	5/15/2044	USD	7,252,000	(1,119,923)	(8,854)	(1,111,069)
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	8/15/2044	USD	7,344,000	(772,134)	(30,177)	(741,957)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	6/15/2046	USD	4,700,000	(267,382)	(59,355)	(208,027)
2.54% (Semiannually)	3-Month LIBOR (Quarterly)	3/23/2048	USD	500,000	(37,060)	—	(37,060)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month LIBOR (Quarterly)	2.25 (Semiannually)	6/20/2028	USD	10,900,000	$ (171,070)	$ 221,984	$ (393,054)
3-Month LIBOR (Quarterly)	2.5 (Semiannually)	6/15/2046	USD	4,700,000	(124,714)	151,582	(276,296)
2.94% (Semiannually)	3-Month LIBOR (Quarterly)	8/22/2048	USD	500,000	(82,399)	—	(82,399)
Subtotal Depreciation					$(15,199,933)	$6,535,245	$(21,735,178)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2019					$ (7,743,538)	$8,135,474	$(15,879,012)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swaps
1-Day UK RPI (Receive Upon termination)	3.47% (Upon termination)	11/15/2025	GBP	12,750,000	$ (4,913)	$(111,389)	$ 106,476
1-Day UK RPI (Receive Upon termination)	3.57% (Upon termination)	11/15/2028	GBP	2,430,000	17,901	14,283	3,618
Subtotal Appreciation					$ 12,988	$ (97,106)	$ 110,094
3.29% (Upon termination)	1-Day UK RPI (Upon termination)	11/15/2020	GBP	14,160,000	$(128,198)	$ (10,175)	$(118,023)
2.19% (Upon termination)	US CPI Urban Consumers NSA Index (Upon termination)	11/26/2028	USD	4,110,000	(130,183)	(44,194)	(85,989)
3.52% (Upon termination)	1-Day UK RPI (Upon termination)	11/15/2048	GBP	540,000	(45,281)	(3,517)	(41,764)
Subtotal Depreciation					$(303,662)	$ (57,886)	$(245,776)
Net Centrally Cleared Inflation Swaps outstanding at June 30, 2019					$(290,674)	$(154,992)	$(135,682)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 10,376,274	$ —	$ 10,376,274	$ —
Asset-Backed Securities	125,747,790	—	124,900,507	847,283
Certificates Of Deposit	17,165,148	—	17,165,148	—
Corporate Bonds	366,209,023	—	366,209,023	—
Foreign Bonds	240,327,188	—	240,327,188	—
Loan Agreements	19,022,779	—	19,022,779	—
Money Market Funds	133,363,617	133,363,617	—	—
Mortgage-Backed Securities	656,013,995	—	654,390,893	1,623,102
Municipal Bonds	10,464,307	—	10,464,307	—
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock	$ 184,001	$ —	$ 184,001	$ —
Purchased Options:
Call Options	453,191	295,306	157,885	—
Put Options	73,560	532	73,028	—
Put Swaptions	196,851	—	196,851	—
Total Purchased Options	723,602	295,838	427,764	—
U.S. Treasury Obligations	302,642,664	—	302,642,664	—
Total Assets - Investments in Securities	$1,882,240,388	$133,659,455	$1,746,110,548	$2,470,385
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,616,263	$ —	$ 1,616,263	$ —
Futures Contracts	14,802,579	14,802,579	—	—
Swap Agreements	7,366,623	—	7,366,623	—
Total Assets - Other Financial Instruments	$ 23,785,465	$ 14,802,579	$ 8,982,886	$ —
Liabilities:
Investments in Securities:
TBA Sale Commitments	$ (31,715,580)	$ —	$ (31,715,580)	$ —
Written Options:
Call Options	(697,475)	(680,501)	(16,974)	—
Call Swaption	(2)	—	(2)	—
Put Options	(196,879)	(196,879)	—	—
Put Swaptions	(124,277)	—	(124,277)	—
Total Written Options	(1,018,633)	(877,380)	(141,253)	—
Total Liabilities - Investments in Securities	$ (32,734,213)	$ (877,380)	$ (31,856,833)	$ —
Other Financial Instruments
Forward Foreign Currency Contracts	$ (1,643,104)	$ —	$ (1,643,104)	$ —
Futures Contracts	(3,151,046)	(3,151,046)	—	—
Swap Agreements	(22,099,795)	—	(22,099,795)	—
Total Liabilities - Other Financial Instruments	$ (26,893,945)	$ (3,151,046)	$ (23,742,899)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2019.

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
ASSET-BACKED SECURITY — 0.2%
Towd Point Mortgage Trust, Series 2016-4, Class A1
2.25%, 07/25/56 144A (Cost $475,461)	$ 480,135	$ 478,613
COMMERCIAL PAPER — 0.3%
Ford Motor Credit Co. LLC
4.16%, 12/02/19 (Cost $669,893)	682,000	672,804
CORPORATE BONDS — 35.5%
Abbott Laboratories
3.75%, 11/30/26	1,613,000	1,745,401
4.90%, 11/30/46	436,000	539,532
AbbVie, Inc.
4.70%, 05/14/45	558,000	568,984
AES Corporation
4.88%, 05/15/23	145,000	147,906
Aflac, Inc.
6.45%, 08/15/40	328,000	440,158
Allison Transmission, Inc.
4.75%, 10/01/27 144A	85,000	84,788
Ally Financial, Inc.
8.00%, 11/01/31	177,000	234,828
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	357,234	401,005
American Airlines Group, Inc.
5.00%, 06/01/22 144A	305,000	314,623
American Airlines Pass Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	542,605	573,371
American Airlines Pass Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	242,879	244,825
American Airlines Pass Through Trust, Series 2017-1, Class B
4.95%, 02/15/25	112,354	117,729
American Airlines Pass Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	89,889	89,649
American International Group, Inc.
3.90%, 04/01/26	1,800,000	1,885,398
American Tower Corporation REIT
3.80%, 08/15/29	839,000	866,622
Antares Holdings LP
6.00%, 08/15/23 144A	255,000	259,368
Antero Resources Corporation
5.38%, 11/01/21	125,000	123,906
5.13%, 12/01/22	35,000	33,731
Apple, Inc.
3.00%, 06/20/27	480,000	492,330
4.38%, 05/13/45	676,000	771,584
3.85%, 08/04/46	367,000	390,745
4.25%, 02/09/47	242,000	272,437
AT&T, Inc.
4.30%, 02/15/30	2,000,000	2,142,523
4.50%, 05/15/35	529,000	554,626
4.30%, 12/15/42	1,242,000	1,230,690
	Par	Value
4.75%, 05/15/46	$1,153,000	$1,219,542
4.50%, 03/09/48	105,000	107,526
4.55%, 03/09/49	115,000	117,571
AXA Equitable Holdings, Inc.
5.00%, 04/20/48	1,328,000	1,372,396
Bank of America Corporation
3.50%, 04/19/26	964,000	1,010,339
6.11%, 01/29/37	900,000	1,149,352
Bank of America NA
6.00%, 10/15/36	1,315,000	1,735,837
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	110,000	126,104
Boston Properties LP REIT
3.40%, 06/21/29	1,218,000	1,249,144
Brighthouse Financial, Inc.
4.70%, 06/22/47	40,000	33,486
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	983,757
CenturyLink, Inc.
6.88%, 01/15/28	30,000	30,150
Chesapeake Energy Corporation
4.88%, 04/15/22Δ	70,000	66,500
5.75%, 03/15/23	20,000	18,850
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	130,000	111,150
Citigroup, Inc.
8.13%, 07/15/39	858,000	1,374,205
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48Δ ^	533,000	597,500
Comcast Corporation
3.70%, 04/15/24	1,550,000	1,646,192
Continental Airlines Pass Through Trust, Series 1999-2, Class B
7.57%, 03/15/20	45	46
Continental Resources, Inc.
4.50%, 04/15/23	40,000	42,062
3.80%, 06/01/24	125,000	128,661
Cox Communications, Inc.
4.60%, 08/15/47 144A	255,000	258,773
Crown Castle International Corporation REIT
3.20%, 09/01/24	517,000	528,323
CSC Holdings LLC
5.38%, 02/01/28 144A	200,000	208,250
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,922,278
CVS Health Corporation
4.30%, 03/25/28	1,498,000	1,580,957
5.13%, 07/20/45	240,000	256,331
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	516,950
Dell International LLC
6.02%, 06/15/26 144A	140,000	154,566
8.10%, 07/15/36 144A	180,000	222,207
8.35%, 07/15/46 144A	130,000	164,335

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Dillard's, Inc.
7.00%, 12/01/28	$ 500,000	$ 539,714
DISH Network Corporation
2.38%, 03/15/24 CONV	1,080,000	1,001,716
Dow Chemical Co. (The)
9.40%, 05/15/39	374,000	594,491
Enable Midstream Partners LP
5.00%, 05/15/44	445,000	415,917
Enbridge Energy Partners LP
7.38%, 10/15/45	305,000	448,569
Energy Transfer Operating LP
5.25%, 04/15/29	628,000	702,280
5.15%, 03/15/45Δ	446,000	454,222
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	681,085
4.20%, 01/31/50	612,000	628,488
EQT Corporation
3.90%, 10/01/27	2,168,000	2,060,298
ERP Operating LP REIT
3.00%, 07/01/29	970,000	983,110
Ford Motor Co.
6.38%, 02/01/29	1,255,000	1,360,700
General Electric Co.
3.10%, 01/09/23Δ	248,000	250,367
5.88%, 01/14/38	150,000	169,594
General Motors Co.
5.20%, 04/01/45	1,085,000	1,037,825
General Motors Financial Co., Inc.
5.25%, 03/01/26	250,000	268,380
Goldman Sachs Group, Inc. (The)
3.50%, 11/16/26	2,755,000	2,825,222
6.75%, 10/01/37	225,000	294,661
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27	355,000	338,581
HCA, Inc.
5.38%, 09/01/26	140,000	151,200
7.05%, 12/01/27	500,000	567,500
HCP, Inc. REIT
3.25%, 07/15/26	300,000	302,623
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	149,808
Home Depot, Inc. (The)
5.88%, 12/16/36	200,000	265,709
iStar, Inc. REIT
3.13%, 09/15/22 CONV	175,000	180,006
Jefferies Group LLC
6.45%, 06/08/27	50,000	56,666
6.25%, 01/15/36	185,000	199,682
JPMorgan Chase & Co.
5.60%, 07/15/41	1,813,000	2,357,949
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	323,352
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,785,330
Lockheed Martin Corporation
4.70%, 05/15/46	903,000	1,106,345
Marathon Petroleum Corporation
3.63%, 09/15/24	2,048,000	2,121,337
	Par	Value
Masco Corporation
7.75%, 08/01/29	$ 129,000	$ 162,157
6.50%, 08/15/32	15,000	17,715
McDonald’s Corporation
4.88%, 12/09/45	625,000	718,537
MetLife, Inc.
6.40%, 12/15/36	310,000	354,945
5.88%, 02/06/41	300,000	394,622
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	150,223
Microsoft Corporation
4.45%, 11/03/45	595,000	714,544
3.70%, 08/08/46	594,000	642,961
Morgan Stanley
3.13%, 08/05/21(C)	235,000	183,202
3.63%, 01/20/27	1,500,000	1,575,709
MPLX LP
4.00%, 03/15/28	200,000	207,315
4.50%, 04/15/38	1,038,000	1,049,733
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	128,355
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	175,000	178,062
Navient Corporation
5.63%, 08/01/33	1,460,000	1,222,750
NGL Energy Partners LP
7.50%, 11/01/23	100,000	105,000
6.13%, 03/01/25	220,000	218,900
Noble Energy, Inc.
3.85%, 01/15/28	444,000	453,146
5.05%, 11/15/44	600,000	639,197
Northrop Grumman Corporation
3.25%, 01/15/28	1,000,000	1,027,444
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	60,000	59,094
1.00%, 12/15/35 CONV	85,000	80,204
Old Republic International Corporation
4.88%, 10/01/24	230,000	249,430
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	85,000	104,634
ONEOK Partners LP
6.20%, 09/15/43Δ	5,000	5,923
Owens Corning
4.40%, 01/30/48	210,000	178,472
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	440,000	609,251
Prudential Financial, Inc.
6.63%, 06/21/40	548,000	769,715
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	1,071,250
Quicken Loans, Inc.
5.75%, 05/01/25 144A	60,000	62,175
5.25%, 01/15/28 144A	70,000	69,913
Qwest Corporation
7.25%, 09/15/25Δ	410,000	456,844
Radian Group, Inc.
4.50%, 10/01/24	90,000	92,636

See Notes to Financial Statements.

	Par	Value
Rockwell Collins, Inc.
4.35%, 04/15/47	$ 236,000	$ 258,288
Seagate HDD Cayman
4.88%, 06/01/27Δ	100,000	100,440
Sempra Energy
6.00%, 10/15/39	991,000	1,195,906
SM Energy Co.
1.50%, 07/01/21 CONV	80,000	74,012
5.00%, 01/15/24Δ	15,000	13,838
6.75%, 09/15/26	30,000	28,275
Southern Co. (The)
4.40%, 07/01/46	1,356,000	1,433,532
Springleaf Finance Corporation
6.88%, 03/15/25	170,000	186,572
Sprint Capital Corporation
6.88%, 11/15/28	1,025,000	1,056,057
Tenet Healthcare Corporation
5.13%, 05/01/25	335,000	337,512
Textron, Inc.
6.63%, 04/07/20(U)	160,000	210,662
Time Warner Cable LLC
5.50%, 09/01/41	25,000	26,261
4.50%, 09/15/42	45,000	42,140
Toro Co. (The)
6.63%, 05/01/37	300,000	369,298
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	581,322
Transocean, Inc.
5.80%, 10/15/22Δ	205,000	202,437
6.80%, 03/15/38Δ	20,000	15,100
Tyson Foods, Inc.
4.55%, 06/02/47	357,000	373,983
United Airlines Pass Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	89,499	94,193
United Airlines Pass Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	74,080	74,397
United Rentals North America, Inc.
6.50%, 12/15/26	85,000	92,225
4.88%, 01/15/28	30,000	30,675
United States Steel Corporation
6.25%, 03/15/26	10,000	8,938
6.65%, 06/01/37	90,000	76,050
United Technologies Corporation
3.95%, 08/16/25	400,000	431,694
Unum Group
5.75%, 08/15/42	800,000	925,559
Verizon Communications, Inc.
4.27%, 01/15/36	1,700,000	1,844,156
5.25%, 03/16/37	999,000	1,196,599
5.50%, 03/16/47	1,000,000	1,257,233
Visa, Inc.
4.30%, 12/14/45	700,000	830,333
Walmart, Inc.
3.63%, 12/15/47	381,000	407,962
	Par	Value
Walt Disney Co. (The)
4.75%, 09/15/44 144A	$ 623,000	$ 761,803
Western Digital Corporation
1.50%, 02/01/24 144A CONV	140,000	126,074
WestRock MWV LLC
7.55%, 03/01/47	335,000	449,060
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	775,338
Total Corporate Bonds (Cost $78,369,238)		87,924,808
FOREIGN BONDS — 10.5%
Australia — 0.3%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	571,000	701,192
Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	761,163
Canada — 3.7%
Bombardier, Inc.
6.00%, 10/15/22 144A Δ	515,000	519,784
Canadian Government Bond Residual STRIP
3.47%, 06/01/25(C) Ω	3,685,000	2,597,847
Enbridge, Inc.
5.50%, 12/01/46Δ	549,000	681,002
MEG Energy Corporation
7.00%, 03/31/24 144A	340,000	324,700
Province of Ontario Generic Residual STRIP
2.98%, 03/08/29(C) Ω	4,600,000	2,830,201
Province of Saskatchewan Residual STRIP
3.49%, 02/04/22(C) Ω	3,000,000	2,186,961
		9,140,495
Ireland — 0.1%
Johnson Controls International PLC
4.50%, 02/15/47	160,000	162,765
Italy — 0.3%
Telecom Italia Capital SA
6.00%, 09/30/34	785,000	804,625
Jersey — 0.1%
Delphi Technologies PLC
5.00%, 10/01/25 144A	260,000	232,700
Luxembourg — 0.5%
ArcelorMittal
6.75%, 03/01/41Δ	975,000	1,138,362
Mexico — 0.9%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	127,536
8.46%, 12/18/36(M)	12,000,000	573,624
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,134,261
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
10.00%, 12/05/24(M)	$ 3,500,000	$ 203,574
7.50%, 06/03/27(M)	3,500,000	182,178
8.50%, 05/31/29(M)	500,000	27,723
7.75%, 05/29/31(M)	1,000,000	52,706
		2,301,602
Netherlands — 1.3%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	504,924
5.25%, 05/24/41	632,000	811,807
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	89,021
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	593,906
Petrobras Global Finance BV
5.63%, 05/20/43Δ	120,000	116,490
Shell International Finance BV
4.00%, 05/10/46	1,060,000	1,168,410
		3,284,558
Norway — 0.0%
Norway Government Bond
3.75%, 05/25/21(K) 144A	196,000	24,053
Spain — 0.3%
Telefonica Emisiones SA
7.05%, 06/20/36	524,000	686,911
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	1,188,000	1,225,734
United Kingdom — 2.2%
Barclays PLC
4.38%, 01/12/26	865,000	897,070
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	645,000	705,961
Lloyds Banking Group PLC
4.34%, 01/09/48	1,056,000	1,030,968
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	1,761,000	1,808,130
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 3.59%, 01/16/24† Δ	962,000	965,094
		5,407,223
Total Foreign Bonds (Cost $25,941,805)		25,871,383
MORTGAGE-BACKED SECURITIES — 8.5%
Federal Home Loan Mortgage Corporation
4.50%, 09/01/48	1,701,090	1,789,049
Federal National Mortgage Association
4.50%, 12/01/47	999,266	1,052,050
3.50%, 01/01/48	7,417,533	7,636,047
4.50%, 08/01/48	1,757,127	1,848,011
	Par	Value
4.50%, 11/01/48	$ 1,745,760	$ 1,824,546
Government National Mortgage Association
4.50%, 10/20/48	1,778,794	1,855,342
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	2,370,548	2,398,139
JP Morgan Trust, Series 2015-6, Class A5
3.50%, 10/25/45 144A † γ	2,697,260	2,747,022
Total Mortgage-Backed Securities (Cost $20,898,689)		21,150,206
MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $189,902)	235,000	247,671
U.S. TREASURY OBLIGATIONS — 40.4%
U.S. Treasury Bonds
4.50%, 02/15/36Δ	1,152,000	1,520,190
5.00%, 05/15/37	215,000	303,205
4.63%, 02/15/40	11,176,000	15,348,448
4.38%, 05/15/40	316,000	420,835
2.88%, 05/15/43	9,438,000	10,096,999
2.50%, 05/15/46	4,500,000	4,475,041
2.75%, 08/15/47	15,577,000	16,260,324
2.75%, 11/15/47	1,504,300	1,570,466
3.00%, 08/15/48Δ	662,000	726,157
3.38%, 11/15/48	890,000	1,047,853
3.00%, 02/15/49Δ	1,700,000	1,867,410
		53,636,928
U.S. Treasury Notes
1.75%, 11/30/19Δ	12,055,000	12,036,640
2.25%, 03/31/20	3,425,000	3,430,954
2.75%, 11/30/20	1,361,000	1,378,225
2.00%, 11/30/22	16,495,000	16,646,094
2.88%, 11/30/23	1,000,000	1,048,008
2.63%, 12/31/23	2,728,000	2,831,046
2.25%, 04/30/24Δ	1,076,000	1,100,525
2.50%, 02/28/26	266,000	276,708
2.75%, 02/15/28	1,540,000	1,637,694
2.88%, 08/15/28	3,797,000	4,080,885
2.63%, 02/15/29Δ	253,000	266,831
2.38%, 05/15/29	1,674,000	1,730,105
		46,463,715
Total U.S. Treasury Obligations (Cost $96,135,829)		100,100,643

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, 04/30/19 CONV Δ	620	25,265
5.75%, 04/30/19 144A CONV	80	37,844

See Notes to Financial Statements.

	Shares	Value
El Paso Energy Capital Trust I
4.75%, 06/27/19 CONV Δ	5,350	$ 283,550
Total Preferred Stocks (Cost $354,717)		346,659
MONEY MARKET FUNDS — 5.3%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø ∞	11,538,731	11,538,731
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø §	1,643,820	1,643,820
Total Money Market Funds (Cost $13,182,551)		13,182,551
TOTAL INVESTMENTS — 100.9% (Cost $236,218,085)		249,975,338
Liabilities in Excess of Other Assets — (0.9)%		(2,351,782)
NET ASSETS — 100.0%		$247,623,556
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	40.4
Corporate Bonds	35.5
Foreign Bonds	10.5
Mortgage-Backed Securities	8.5
Money Market Funds	5.3
Commercial Paper	0.3
Asset-Backed Security	0.2
Energy	0.1
Municipal Bond	0.1
100.9
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$ 478,613	$ —	$ 478,613	$ —
Commercial Paper	672,804	—	672,804	—
Corporate Bonds	87,924,808	—	87,924,808	—
Foreign Bonds	25,871,383	—	25,871,383	—
Money Market Funds	13,182,551	13,182,551	—	—
Mortgage-Backed Securities	21,150,206	—	21,150,206	—
Municipal Bond	247,671	—	247,671	—
Preferred Stocks	346,659	283,550	63,109	—
U.S. Treasury Obligations	100,100,643	—	100,100,643	—
Total Assets - Investments in Securities	$249,975,338	$13,466,101	$236,509,237	$ —
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
AGENCY OBLIGATION — 1.3%
Federal Home Loan Mortgage Corporation Discount Notes
2.39%, 09/19/19Ω (Cost $7,236,604)	$7,275,000	$7,240,240
ASSET-BACKED SECURITIES — 0.9%
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 2.80%, 07/25/36 144A †	880,000	838,525
Hertz Vehicle Financing II LP, Series 2016-3A, Class B
3.11%, 07/25/20 144A	309,000	309,024
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.23%, 01/22/35 144A † γ	925,522	964,282
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 3.16%, 03/15/33 144A †	234,054	229,470
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 2.73%, 03/25/44†	480,000	464,025
Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE4, Class 1A
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor), 2.57%, 07/25/47†	2,852,556	2,250,039
Total Asset-Backed Securities (Cost $4,556,696)		5,055,365
COMMERCIAL PAPER — 0.3%
Ford Motor Credit Co. LLC
4.16%, 12/02/19 (Cost $1,605,974)	1,635,000	1,612,953
CORPORATE BONDS — 30.1%
Abbott Laboratories
3.75%, 11/30/26	396,000	428,505
Allison Transmission, Inc.
5.00%, 10/01/24 144A	420,000	429,975
4.75%, 10/01/27 144A	210,000	209,475
Ally Financial, Inc.
8.00%, 03/15/20	161,000	167,165
5.13%, 09/30/24	920,000	995,900
8.00%, 11/01/31	345,000	457,715
Amazon.com, Inc.
3.88%, 08/22/37	870,000	960,717
American Airlines Group, Inc.
5.00%, 06/01/22 144A	875,000	902,606
American Airlines Pass Through Trust, Series 2013-1, Class B
5.63%, 01/15/21 144A	332,342	340,734
American Airlines Pass Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	1,377,095	1,455,176
	Par	Value
American Airlines Pass Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	$ 598,523	$ 603,319
American Airlines Pass Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	220,229	219,640
Anadarko Petroleum Corporation
4.50%, 07/15/44	215,000	220,552
Andeavor Logistics LP
6.38%, 05/01/24	190,000	199,738
Antares Holdings LP
6.00%, 08/15/23 144A	415,000	422,109
Antero Resources Corporation
5.38%, 11/01/21	365,000	361,806
5.13%, 12/01/22	475,000	457,781
5.63%, 06/01/23	155,000	150,187
Apple, Inc.
1.55%, 02/07/20	165,000	164,328
Ashtead Capital, Inc.
5.63%, 10/01/24 144A	330,000	342,788
4.13%, 08/15/25 144A	274,000	278,795
AT&T, Inc.
4.00%, 01/15/22	50,000	51,918
4.50%, 03/09/48	250,000	256,014
4.55%, 03/09/49	275,000	281,149
Avon Products, Inc.
8.95%, 03/15/43	115,000	122,331
Bank of America Corporation
4.25%, 10/22/26	100,000	106,929
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	860,000	885,683
6.11%, 01/29/37	1,300,000	1,660,175
Barrick North America Finance LLC
5.75%, 05/01/43	1,000,000	1,251,637
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A Δ	460,000	515,798
8.50%, 01/31/27 144A	70,000	77,141
Beacon Roofing Supply, Inc.
4.88%, 11/01/25 144A Δ	310,000	308,063
Beazer Homes USA, Inc.
7.25%, 02/01/23	3,000	2,955
Berry Petroleum Corporation (Escrow)
6.38%, 09/15/22Ψ ††† # Δ	60,000	—
Blue Cube Spinco LLC
10.00%, 10/15/25	1,525,000	1,732,781
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	200,000	203,750
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	570,000	653,447
Braskem America Finance Co.
7.13%, 07/22/41Δ	2,290,000	2,710,673
Brighthouse Financial, Inc.
4.70%, 06/22/47	120,000	100,458
CalAmp Corporation
1.63%, 05/15/20 CONV	65,000	63,456
California Resources Corporation
8.00%, 12/15/22 144A Δ	1,390,000	1,054,662

See Notes to Financial Statements.

	Par	Value
CCO Holdings LLC
5.38%, 05/01/25 144A	$ 380,000	$ 393,775
Celgene Corporation
5.00%, 08/15/45	1,120,000	1,331,035
Centene Corporation
4.75%, 05/15/22	550,000	563,750
6.13%, 02/15/24	200,000	209,750
4.75%, 01/15/25	260,000	269,025
CenturyLink, Inc.
5.63%, 04/01/20	295,000	299,425
6.75%, 12/01/23	600,000	648,750
5.63%, 04/01/25	90,000	92,025
Charter Communications Operating LLC
6.48%, 10/23/45	300,000	353,994
5.75%, 04/01/48	1,000,000	1,107,719
Chesapeake Energy Corporation
6.13%, 02/15/21	270,000	275,400
5.38%, 06/15/21Δ	80,000	78,200
4.88%, 04/15/22Δ	2,570,000	2,441,500
5.75%, 03/15/23	250,000	235,625
5.50%, 09/15/26 CONV	40,000	32,027
8.00%, 06/15/27Δ	500,000	443,125
Cincinnati Bell, Inc.
7.00%, 07/15/24 144A Δ	110,000	97,625
8.00%, 10/15/25 144A	305,000	260,775
CIT Group, Inc.
5.00%, 08/15/22	412,000	438,191
5.00%, 08/01/23	670,000	717,737
5.25%, 03/07/25	750,000	824,062
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	434,413
3.50%, 05/15/23	1,305,000	1,347,483
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23^	1,180,000	1,189,169
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24^	1,330,000	1,382,488
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25^	250,000	261,464
CME Group, Inc.
5.30%, 09/15/43	860,000	1,102,244
Comcast Corporation
5.15%, 03/01/20	170,000	173,063
3.15%, 03/01/26	1,010,000	1,046,182
4.70%, 10/15/48	1,000,000	1,172,883
4.95%, 10/15/58	300,000	366,717
ConocoPhillips
6.50%, 02/01/39	20,000	28,122
Continental Airlines Pass Through Trust, Series 2007-1, Class A
5.98%, 04/19/22	363,240	385,670
Continental Resources, Inc.
5.00%, 09/15/22	76,000	76,702
4.50%, 04/15/23	525,000	552,059
3.80%, 06/01/24	315,000	324,225
4.90%, 06/01/44Δ	370,000	389,557
Covey Park Energy LLC
7.50%, 05/15/25 144A	1,010,000	732,250
	Par	Value
CSC Holdings LLC
5.38%, 02/01/28 144A	$ 265,000	$ 275,931
CTR Partnership LP REIT
5.25%, 06/01/25	800,000	832,000
Cummins, Inc.
5.65%, 03/01/98	860,000	1,020,469
CVS Health Corporation
4.10%, 03/25/25	1,800,000	1,899,718
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,463,709
DAE Funding LLC
4.50%, 08/01/22 144A	10,000	10,175
DaVita, Inc.
5.00%, 05/01/25	90,000	89,190
DCP Midstream Operating LP
6.75%, 09/15/37 144A	700,000	756,000
Dell International LLC
4.42%, 06/15/21 144A	610,000	628,766
5.88%, 06/15/21 144A	500,000	508,474
7.13%, 06/15/24 144A	380,000	401,179
6.02%, 06/15/26 144A	260,000	287,051
8.10%, 07/15/36 144A	440,000	543,173
8.35%, 07/15/46 144A	240,000	303,387
Delta Air Lines Pass Through Trust, Series 2007-1, Class B
8.02%, 08/10/22	32,715	36,127
Diamondback Energy, Inc.
5.38%, 05/31/25Δ	450,000	474,187
Dillard's, Inc.
7.75%, 07/15/26	890,000	993,791
DISH DBS Corporation
5.88%, 07/15/22	600,000	611,250
5.00%, 03/15/23	975,000	945,750
5.88%, 11/15/24	1,370,000	1,301,500
7.75%, 07/01/26Δ	2,020,000	1,964,450
DISH Network Corporation
2.38%, 03/15/24 CONV	1,785,000	1,655,614
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	103,097
8.38%, 06/15/32	75,000	100,845
Enable Midstream Partners LP
5.00%, 05/15/44	260,000	243,007
Enbridge Energy Partners LP
7.38%, 10/15/45	175,000	257,376
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	460,000	486,450
Energy Transfer Partners LP
5.88%, 03/01/22	340,000	364,840
5.00%, 10/01/22	80,000	85,070
EnLink Midstream Partners LP
4.15%, 06/01/25	460,000	452,525
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,456,395
Evolent Health, Inc.
2.00%, 12/01/21 CONV	95,000	84,684
Extraction Oil & Gas, Inc.
5.63%, 02/01/26 144A	1,220,000	991,250
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	$ 600,000	$ 625,500
First Data Corporation
5.00%, 01/15/24 144A	590,000	604,824
FirstEnergy Corporation
7.38%, 11/15/31	185,000	253,118
Ford Motor Co.
6.63%, 10/01/28	850,000	961,145
Ford Motor Credit Co. LLC
4.39%, 01/08/26	3,085,000	3,103,771
Freeport-McMoRan, Inc.
3.55%, 03/01/22	380,000	382,375
5.45%, 03/15/43	1,670,000	1,536,400
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	750,000	801,363
General Electric Co.
3.15%, 09/07/22	95,000	96,251
6.75%, 03/15/32	30,000	36,990
6.88%, 01/10/39	161,000	202,189
4.50%, 03/11/44	130,000	126,333
General Motors Co.
5.20%, 04/01/45	210,000	200,869
General Motors Financial Co., Inc.
3.45%, 04/10/22	300,000	304,361
5.25%, 03/01/26	625,000	670,950
Genesis Energy LP
5.63%, 06/15/24	130,000	125,775
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	400,000	354,000
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	937,797
Gilead Sciences, Inc.
4.00%, 09/01/36	940,000	992,386
Global Marine, Inc.
7.00%, 06/01/28Δ	45,000	39,375
Goldman Sachs Capital II
4.00%, 08/09/19Δ	58,000	47,068
Goldman Sachs Group, Inc. (The)
6.75%, 10/01/37	355,000	464,910
5.15%, 05/22/45	810,000	928,418
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27	835,000	796,381
7.00%, 03/15/28	690,000	741,750
Hanesbrands, Inc.
4.63%, 05/15/24 144A	160,000	166,912
4.88%, 05/15/26 144A	783,000	816,191
Harris Corporation
5.05%, 04/27/45	870,000	1,021,609
HCA, Inc.
5.88%, 05/01/23	30,000	32,696
5.00%, 03/15/24	50,000	54,529
8.36%, 04/15/24	90,000	104,400
7.69%, 06/15/25	275,000	323,813
7.58%, 09/15/25	715,000	829,400
5.88%, 02/15/26	10,000	11,075
	Par	Value
5.25%, 06/15/26	$ 500,000	$ 554,369
5.38%, 09/01/26	30,000	32,400
4.50%, 02/15/27	450,000	480,821
7.05%, 12/01/27	20,000	22,700
5.63%, 09/01/28	620,000	672,700
7.50%, 11/06/33	205,000	236,775
7.75%, 07/15/36	120,000	137,400
Hercules LLC
6.50%, 06/30/29	250,000	266,250
Hilton Worldwide Finance LLC
4.63%, 04/01/25	250,000	256,563
4.88%, 04/01/27	720,000	746,784
Indigo Natural Resources LLC
6.88%, 02/15/26 144A	380,000	342,950
Intelsat Jackson Holdings SA
5.50%, 08/01/23	330,000	302,775
International Business Machines Corporation
1.63%, 05/15/20	720,000	715,989
International Lease Finance Corporation
4.63%, 04/15/21	300,000	309,551
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	924,796
iStar, Inc. REIT
3.13%, 09/15/22 CONV	430,000	442,299
J.C. Penney Corporation, Inc.
6.38%, 10/15/36	480,000	129,600
7.63%, 03/01/97	815,000	203,750
Jaguar Holding Co. II
6.38%, 08/01/23 144A	190,000	197,125
Jefferies Group LLC
6.88%, 04/15/21	270,000	288,809
5.13%, 01/20/23Δ	305,000	326,888
6.45%, 06/08/27	35,000	39,666
6.25%, 01/15/36	1,135,000	1,225,077
6.50%, 01/20/43	510,000	554,678
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24^	260,000	277,762
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	90,187
6.95%, 01/15/38	90,000	115,546
Kinder Morgan, Inc.
7.75%, 01/15/32	780,000	1,068,701
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	166,000	171,240
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	440,000	458,150
4.88%, 11/01/26 144A Δ	1,430,000	1,494,350
Lennar Corporation
4.75%, 11/15/22	315,000	330,750
4.75%, 11/29/27	1,000,000	1,057,500
Leonardo US Holdings, Inc.
6.25%, 01/15/40 144A	143,000	140,140
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 144A Δ	500,000	515,000

See Notes to Financial Statements.

	Par	Value
Lockheed Martin Corporation
3.80%, 03/01/45	$1,090,000	$1,162,007
Magnum Hunter Resources Corporation (Escrow)
0.00%, 12/31/20Ψ ††† #	470,000	—
Masco Corporation
7.75%, 08/01/29	117,000	147,073
6.50%, 08/15/32	47,000	55,506
Match Group, Inc.
5.00%, 12/15/27 144A Δ	970,000	1,020,828
MBIA Insurance Corporation
13.86%, 01/15/33 144A	435,000	306,131
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	280,000	494,854
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	971,862
Morgan Stanley
5.75%, 01/25/21	205,000	215,385
3.13%, 08/05/21(C)	535,000	417,078
4.10%, 05/22/23	370,000	389,752
6.25%, 08/09/26	400,000	480,342
4.35%, 09/08/26	940,000	1,008,798
3.95%, 04/23/27	125,000	130,861
MPLX LP
4.50%, 07/15/23	20,000	21,228
4.88%, 06/01/25	75,000	81,575
MPT Operating Partnership LP REIT
5.25%, 08/01/26	340,000	355,725
5.00%, 10/15/27	1,390,000	1,435,175
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,540,258
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	415,000	422,263
Navient Corporation
8.00%, 03/25/20	600,000	622,500
5.88%, 03/25/21	320,000	333,600
5.50%, 01/25/23	1,720,000	1,773,750
6.13%, 03/25/24	1,495,000	1,539,850
5.88%, 10/25/24	360,000	365,850
6.75%, 06/15/26Δ	335,000	348,400
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	468,000	475,605
Newell Brands, Inc.
3.85%, 04/01/23	680,000	690,444
4.00%, 12/01/24	445,000	453,324
Newfield Exploration Co.
5.63%, 07/01/24	955,000	1,058,033
Newmont Goldcorp Corporation
4.88%, 03/15/42	575,000	644,557
NGL Energy Partners LP
7.50%, 11/01/23	785,000	824,250
6.13%, 03/01/25	740,000	736,300
NGPL PipeCo LLC
4.38%, 08/15/22 144A	600,000	621,000
7.77%, 12/15/37 144A	280,000	357,000
Noble Holding International, Ltd.
7.88%, 02/01/26 144A	215,000	185,775
	Par	Value
NRG Energy, Inc.
7.25%, 05/15/26	$ 230,000	$ 254,150
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	155,000	152,660
1.50%, 11/01/35 CONV	5,000	5,027
1.00%, 12/15/35 CONV	1,430,000	1,349,311
Oasis Petroleum, Inc.
6.88%, 01/15/23Δ	95,000	95,238
Old Republic International Corporation
4.88%, 10/01/24	520,000	563,928
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	645,000	793,990
ONEOK Partners LP
4.90%, 03/15/25	60,000	65,266
6.20%, 09/15/43Δ	20,000	23,693
Outfront Media Capital LLC
5.25%, 02/15/22	70,000	71,201
5.88%, 03/15/25	170,000	176,375
Owens Corning
7.00%, 12/01/36	1,043,000	1,239,281
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	1,500,000	1,569,375
Pactiv LLC
8.38%, 04/15/27	200,000	218,000
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	685,000	948,493
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,796,250
6.38%, 05/15/33	470,000	503,487
6.00%, 02/15/35	180,000	185,400
QEP Resources, Inc.
5.38%, 10/01/22	315,000	307,519
5.25%, 05/01/23	1,500,000	1,451,250
Quicken Loans, Inc.
5.75%, 05/01/25 144A	1,895,000	1,963,694
5.25%, 01/15/28 144A	175,000	174,781
Radian Group, Inc.
4.50%, 10/01/24	225,000	231,590
Range Resources Corporation
5.00%, 08/15/22	520,000	495,950
5.00%, 03/15/23	1,450,000	1,372,062
4.88%, 05/15/25Δ	240,000	211,800
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	552,224
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	58,146	58,365
5.13%, 07/15/23 144A	940,000	959,975
Rovi Corporation
0.50%, 03/01/20 CONV	985,000	962,887
Seagate HDD Cayman
4.88%, 06/01/27	240,000	241,055
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	26,313
ServiceMaster Co. LLC (The)
7.45%, 08/15/27	1,195,000	1,286,119
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SM Energy Co.
1.50%, 07/01/21 CONV	$ 235,000	$ 217,410
5.00%, 01/15/24Δ	40,000	36,900
6.75%, 09/15/26Δ	75,000	70,688
Southern Copper Corporation
5.25%, 11/08/42	1,210,000	1,331,531
Southwestern Energy Co.
6.20%, 01/23/25	280,000	256,900
Spectrum Brands, Inc.
5.75%, 07/15/25	910,000	949,812
Springleaf Finance Corporation
6.13%, 05/15/22	1,165,000	1,255,287
8.25%, 10/01/23	55,000	64,020
6.88%, 03/15/25	525,000	576,177
Sprint Capital Corporation
6.88%, 11/15/28	2,865,000	2,951,809
8.75%, 03/15/32	765,000	887,400
Sprint Communications, Inc.
11.50%, 11/15/21	570,000	661,200
Sprint Corporation
7.88%, 09/15/23	680,000	740,350
Targa Resources Partners LP
4.25%, 11/15/23	430,000	431,613
6.75%, 03/15/24	1,050,000	1,094,625
5.13%, 02/01/25	60,000	62,250
5.88%, 04/15/26	870,000	925,462
5.38%, 02/01/27Δ	50,000	52,000
Tenet Healthcare Corporation
6.75%, 06/15/23Δ	305,000	307,288
5.13%, 05/01/25	1,025,000	1,032,687
6.88%, 11/15/31	310,000	275,125
Textron, Inc.
6.63%, 04/07/20(U)	130,000	171,163
Time Warner Cable LLC
5.50%, 09/01/41	60,000	63,027
4.50%, 09/15/42	105,000	98,326
TransDigm, Inc.
6.50%, 07/15/24	199,000	201,985
6.50%, 05/15/25	195,000	197,974
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	1,203,750	1,247,386
Transocean, Inc.
5.80%, 10/15/22Δ	430,000	424,625
7.50%, 01/15/26 144A	480,000	459,600
7.50%, 04/15/31	35,000	29,925
6.80%, 03/15/38Δ	390,000	294,450
TRI Pointe Group, Inc.
5.88%, 06/15/24	5,000	5,174
UAL Pass Through Trust, Series 2007-1
6.64%, 07/02/22	132,589	140,988
United Airlines Pass Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	194,563	204,767
United Airlines Pass Through Trust, Series 2014-2, Class B
4.63%, 09/03/22	60,528	62,362
	Par	Value
United Airlines Pass Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	$ 174,306	$ 175,052
United Rentals North America, Inc.
4.63%, 10/15/25	150,000	152,813
6.50%, 12/15/26	210,000	227,850
5.50%, 05/15/27	890,000	938,950
4.88%, 01/15/28	445,000	455,012
5.25%, 01/15/30	570,000	587,100
United States Steel Corporation
6.25%, 03/15/26	15,000	13,406
6.65%, 06/01/37	725,000	612,625
US Airways Pass Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	207,562	229,148
US Airways Pass Through Trust, Series 2012-1, Class B
8.00%, 10/01/19	376,503	380,344
US Airways Pass Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	167,948	181,814
Valvoline, Inc.
5.50%, 07/15/24	270,000	279,450
4.38%, 08/15/25	650,000	651,625
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	130,000	131,950
Vine Oil & Gas LP
9.75%, 04/15/23 144A	65,000	42,413
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	390,000	397,313
Wells Fargo & Co.
4.48%, 01/16/24	124,000	133,005
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25Δ ^	240,000	261,095
Western Digital Corporation
1.50%, 02/01/24 144A CONV	330,000	297,175
WestRock MWV LLC
8.20%, 01/15/30	145,000	195,575
7.95%, 02/15/31	45,000	60,229
Weyerhaeuser Co. REIT
8.50%, 01/15/25	405,000	518,661
6.95%, 10/01/27	55,000	68,986
7.38%, 03/15/32	370,000	517,661
6.88%, 12/15/33	490,000	655,027
Whiting Petroleum Corporation
5.75%, 03/15/21	420,000	424,725
6.25%, 04/01/23Δ	980,000	982,450
6.63%, 01/15/26Δ	615,000	596,166
William Lyon Homes, Inc.
7.00%, 08/15/22	20,000	20,125
Williams Cos., Inc. (The)
7.50%, 01/15/31	60,000	77,687
5.75%, 06/24/44	440,000	514,234
Windstream Services LLC
10.50%, 06/30/24 144A #	75,000	54,750
9.00%, 06/30/25 144A #	530,000	369,675

See Notes to Financial Statements.

	Par	Value
WPX Energy, Inc.
8.25%, 08/01/23	$ 430,000	$ 492,350
XPO Logistics, Inc.
6.50%, 06/15/22 144A	14,000	14,315
6.13%, 09/01/23 144A	490,000	508,987
ZF North America Capital, Inc.
4.75%, 04/29/25 144A	550,000	568,879
Total Corporate Bonds (Cost $160,222,059)		171,903,188
FOREIGN BONDS — 30.3%
Argentina — 1.5%
Argentina Bonar Bonds
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 53.25%, 03/01/20(ZA) †	11,590,000	270,501
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 50.43%, 04/03/22(ZA) †	32,020,000	660,831
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 63.21%, 06/21/20(ZA) †	5,680,000	130,978
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	91,281,000	1,505,781
Argentine Republic Government International Bond
6.88%, 04/22/21Δ	310,000	272,955
7.50%, 04/22/26Δ	850,000	719,950
5.88%, 01/11/28	1,300,000	992,062
7.63%, 04/22/46	950,000	755,488
Pampa Energia SA
7.50%, 01/24/27 144A	1,810,000	1,688,730
Provincia de Buenos Aires
7.88%, 06/15/27 144A	780,000	583,058
YPF SA
8.50%, 03/23/21 144A	980,000	1,000,580
16.50%, 05/09/22(ZA)	450,000	6,621
		8,587,535
Armenia — 0.1%
Republic of Armenia International Bond
6.00%, 09/30/20	520,000	536,464
Austria — 0.1%
Suzano Austria GmbH
5.75%, 07/14/26 144A Δ	370,000	405,150
Brazil — 1.6%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	15,097,000	4,143,764
10.00%, 01/01/27(B)	927,000	276,930
Brazilian Government International Bond
10.25%, 01/10/28(B)	5,250,000	1,582,615
	Par	Value
4.63%, 01/13/28	$1,000,000	$1,050,750
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ^	1,060,000	1,078,550
Ultrapar International SA
5.25%, 10/06/26 144A	420,000	441,000
Vale Overseas, Ltd.
6.88%, 11/21/36	285,000	343,781
		8,917,390
Canada — 1.7%
1011778 BC ULC
5.00%, 10/15/25 144A	30,000	30,309
Bausch Health Cos., Inc.
6.13%, 04/15/25 144A	180,000	184,270
5.50%, 11/01/25 144A	380,000	397,575
9.00%, 12/15/25 144A	60,000	67,263
7.25%, 05/30/29 144A Δ	290,000	302,325
Baytex Energy Corporation
5.13%, 06/01/21 144A	110,000	110,550
5.63%, 06/01/24 144A	110,000	105,600
Bombardier, Inc.
6.00%, 10/15/22 144A Δ	1,200,000	1,211,148
Entertainment One, Ltd.
4.63%, 07/15/26(U) 144A	230,000	301,073
First Quantum Minerals, Ltd.
7.25%, 04/01/23 144A	300,000	293,250
7.50%, 04/01/25 144A	850,000	812,812
Glencore Finance Canada, Ltd.
6.00%, 11/15/41Δ	470,000	503,820
Hudbay Minerals, Inc.
7.63%, 01/15/25 144A	1,220,000	1,265,750
MEG Energy Corporation
6.38%, 01/30/23 144A	45,000	43,031
7.00%, 03/31/24 144A	605,000	577,775
6.50%, 01/15/25 144A	30,000	30,263
Methanex Corporation
5.25%, 03/01/22	75,000	78,164
Province of Ontario Generic Residual STRIP
2.96%, 07/13/22(C) Ω	2,600,000	1,880,506
2.90%, 03/08/29(C) Ω	2,400,000	1,476,626
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	61,350
		9,733,460
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A Δ	220,000	228,303
China — 0.3%
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	310,000	328,073
4.50%, 03/15/23 144A	260,000	269,011
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.50%, 02/15/24 144A	$ 1,160,000	$ 1,251,907
		1,848,991
Colombia — 1.3%
Colombia Government International Bond
5.63%, 02/26/44	4,427,000	5,248,762
Colombian TES
10.00%, 07/24/24(X)	23,100,000	8,719
Ecopetrol SA
5.88%, 09/18/23	190,000	210,577
Millicom International Cellular SA
5.13%, 01/15/28 144A	1,820,000	1,851,850
		7,319,908
Denmark — 0.2%
Danske Bank A/S
(Variable, EUR Swap Rate 6Y + 4.64%), 5.75%, 04/06/20(E) Δ ^	800,000	932,409
Egypt — 0.2%
Egypt Government International Bond
7.60%, 03/01/29 144A	1,120,000	1,184,150
France — 0.8%
3AB Optique Developpement SAS
4.00%, 10/01/23(E) 144A	200,000	234,745
Altice France SA
7.38%, 05/01/26 144A	1,100,000	1,130,250
BNP Paribas SA
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A Δ ^	300,000	320,520
Burger King France SAS
(Floating, Euribor 3M + 5.25%), 5.25%, 05/01/23(E) 144A †	130,000	151,750
6.00%, 05/01/24(E) 144A	120,000	146,464
Credit Agricole SA
(Variable, EUR Swap Rate 5Y + 5.12%), 6.50%, 06/23/21(E) ^	420,000	523,128
Hercule Debtco S.a.r.l.
Cash Coupon 6.75% or PIK 7.50%, 6.75%, 06/30/24(E) 144A	830,000	888,760
Novafives SAS
5.00%, 06/15/25(E) Δ	900,000	982,664
		4,378,281
Germany — 0.4%
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	963,668
KME SE
6.75%, 02/01/23(E) 144A	670,000	741,493
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	480,000	552,652
		2,257,813
	Par	Value
Ghana — 0.3%
Ghana Government International Bond
7.63%, 05/16/29 144A	$ 900,000	$ 917,160
10.75%, 10/14/30 144A	540,000	684,385
		1,601,545
Greece — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	72,000
Guatemala — 0.1%
Guatemala Government Bond
4.38%, 06/05/27 144A	760,000	760,950
Honduras — 0.2%
Honduras Government International Bond
7.50%, 03/15/24	460,000	507,730
6.25%, 01/19/27 144A	620,000	668,831
		1,176,561
Indonesia — 1.0%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	448,990
5.25%, 01/17/42 144A	2,710,000	3,093,668
Indonesia Treasury Bond
7.00%, 05/15/27(I)	30,479,000,000	2,111,905
		5,654,563
Ireland — 0.4%
AerCap Ireland Capital DAC
3.50%, 05/26/22	300,000	305,674
Ardagh Packaging Finance PLC
4.63%, 05/15/23 144A	250,000	254,688
7.25%, 05/15/24 144A	460,000	486,450
6.00%, 02/15/25 144A Δ	500,000	519,375
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	249,239
4.42%, 11/15/35	569,000	564,116
		2,379,542
Italy — 1.9%
Intesa Sanpaolo SpA
(Variable, EUR Swap Rate 5Y + 6.88%), 7.00%, 01/19/21(E) Δ ^	770,000	923,742
Italy Buoni Poliennali Del Tesoro
2.05%, 08/01/27(E)	4,000,000	4,646,969
Telecom Italia Capital SA
6.38%, 11/15/33	715,000	745,387
6.00%, 09/30/34	200,000	205,000
Telecom Italia Finance SA
7.75%, 01/24/33(E) Δ	910,000	1,423,109

See Notes to Financial Statements.

	Par	Value
Telecom Italia SpA
5.30%, 05/30/24 144A	$ 1,800,000	$ 1,869,750
UniCredit SpA
(Variable, EUR Swap Rate 5Y + 6.39%), 6.63%, 06/03/23(E) ^	700,000	794,414
		10,608,371
Ivory Coast — 0.1%
Ivory Coast Government International Bond
5.75%, 12/31/32 144A STEP	705,900	687,751
Jersey — 0.3%
Delphi Technologies PLC
5.00%, 10/01/25 144A	1,035,000	926,325
LHC3 PLC
Cash Coupon 4.13% or PIK 4.88%, 4.13%, 08/15/24(E)	760,000	888,465
		1,814,790
Kazakhstan — 0.3%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	555,163
KazTransGas JSC
4.38%, 09/26/27 144A	880,000	898,182
		1,453,345
Luxembourg — 0.5%
Altice Luxembourg SA
7.25%, 05/15/22(E) 144A	147,976	172,901
7.75%, 05/15/22 144A Δ	276,000	281,175
ArcelorMittal
5.50%, 03/01/21Δ	30,000	31,240
7.00%, 10/15/39	510,000	606,131
6.75%, 03/01/41Δ	690,000	805,610
Eurofins Scientific SE
(Variable, 7.01% - Euribor 3M), 4.88%, 04/29/23(E) Δ ^	780,000	929,124
		2,826,181
Mexico — 3.8%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ^	260,000	264,537
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A Δ ^	325,000	328,900
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	880,000	850,080
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,327,102
8.00%, 12/07/23(M)	41,500,000	2,209,946
10.00%, 12/05/24(M)	31,500,000	1,832,162
7.50%, 06/03/27(M)	154,900,000	8,062,669
8.50%, 05/31/29(M)	2,000,000	110,892
	Par	Value
7.75%, 05/29/31(M)	$ 3,000,000	$ 158,117
7.75%, 11/13/42(M)	63,160,000	3,266,468
Mexichem SAB de CV
5.88%, 09/17/44 144A	1,530,000	1,602,675
Petroleos Mexicanos
5.50%, 01/21/21	750,000	760,125
		21,773,673
Morocco & Antilles — 0.2%
OCP SA
5.63%, 04/25/24 144A	550,000	593,488
4.50%, 10/22/25 144A	520,000	534,160
		1,127,648
Netherlands — 3.2%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	750,000	1,030,383
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	403,275
7.00%, 09/30/26 144A	250,000	268,750
CBR Fashion Finance BV
5.13%, 10/01/22(E)	890,000	1,015,662
Cooperatieve Rabobank UA
(Variable, EUR Swap Rate 5Y + 4.10%), 4.63%, 12/29/25(E) ^	800,000	977,542
5.75%, 12/01/43	880,000	1,120,197
EDP Finance BV
4.90%, 10/01/19 144A	1,600,000	1,608,456
4.13%, 01/15/20 144A	540,000	543,489
Embraer Netherlands Finance BV
5.40%, 02/01/27	250,000	278,190
Equate Petrochemical BV
4.25%, 11/03/26 144A	580,000	609,087
Maxeda DIY Holding BV
6.13%, 07/15/22(E) Δ	840,000	951,047
Myriad International Holdings BV
4.85%, 07/06/27 144A	1,670,000	1,788,311
OCI NV
6.63%, 04/15/23 144A	840,000	877,800
Petrobras Global Finance BV
6.25%, 03/17/24	3,860,000	4,236,543
6.88%, 01/20/40	106,000	115,328
5.63%, 05/20/43Δ	275,000	266,956
6.90%, 03/19/49	250,000	266,750
Syngenta Finance NV
4.44%, 04/24/23 144A Δ	920,000	957,007
UPC Holding BV
5.50%, 01/15/28 144A	510,000	513,825
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	257,578
Ziggo BV
5.50%, 01/15/27 144A	150,000	153,332
		18,239,508
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Nigeria — 0.3%
Nigeria Government International Bond
7.14%, 02/23/30 144A	$ 440,000	$ 446,049
7.63%, 11/28/47 144A	1,310,000	1,309,109
		1,755,158
Norway — 0.0%
Norway Government Bond
3.75%, 05/25/21(K) 144A	129,000	15,831
Panama — 0.2%
Panama Government International Bond
3.75%, 03/16/25	1,200,000	1,267,812
6.70%, 01/26/36	3,000	4,095
		1,271,907
Peru — 0.6%
Peruvian Government International Bond
6.55%, 03/14/37Δ	890,000	1,259,359
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	2,330,000	2,441,723
		3,701,082
Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21	200,000	204,827
Poland — 0.4%
Republic of Poland Government Bond
2.75%, 04/25/28	7,490,000	2,069,773
Qatar — 0.0%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A Δ	200,000	206,580
Russia — 1.8%
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	264,781,000	4,165,858
7.05%, 01/19/28(Q)	385,541,000	6,018,857
		10,184,715
Singapore — 0.2%
BOC Aviation, Ltd.
3.00%, 03/30/20 144A	1,000,000	1,002,547
South Africa — 0.6%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,988,000	156,371
6.50%, 02/28/41(S)	68,700,000	3,491,092
		3,647,463
Spain — 0.2%
Telefonica Emisiones SA
5.13%, 04/27/20	75,000	76,545
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	710,000	828,813
(Floating, Euribor 3M + 5.25%), 5.25%, 09/15/24(E) 144A †	260,000	298,054
		1,203,412
	Par	Value
Sri Lanka — 0.2%
Sri Lanka Government International Bond
5.88%, 07/25/22Δ	$ 900,000	$ 904,353
Switzerland — 0.2%
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ^	330,000	352,699
UBS Group Funding Switzerland AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ^	600,000	637,821
		990,520
Turkey — 1.6%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	2,640,000	2,502,482
Turkey Government Bond
10.60%, 02/11/26(T)	17,580,000	2,355,942
Turkey Government International Bond
7.25%, 12/23/23Δ	1,840,000	1,904,980
6.00%, 03/25/27	2,190,000	2,087,050
4.88%, 04/16/43	500,000	390,354
		9,240,808
Ukraine — 0.4%
Ukraine Government International Bond
7.38%, 09/25/32	2,500,000	2,464,475
United Arab Emirates — 0.3%
DP World PLC
5.63%, 09/25/48 144A	1,350,000	1,500,051
United Kingdom — 2.8%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	212,025
Barclays Bank PLC
7.63%, 11/21/22	1,660,000	1,813,708
Barclays PLC
(Variable, EUR Swap Rate 5Y + 2.45%), 2.63%, 11/11/25(E) ^	300,000	345,777
Garfunkelux Holdco 3 SA
7.50%, 08/01/22(E) Δ	340,000	357,244
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25^	600,000	631,329
Jerrold Finco PLC
6.13%, 01/15/24(U) 144A	760,000	985,382
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A Δ	540,000	409,050
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	387,892
Lloyds Banking Group PLC
4.34%, 01/09/48	1,581,000	1,543,524
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U)	740,000	951,466

See Notes to Financial Statements.

	Par	Value
Monitchem Holdco 2 SA
6.88%, 06/15/22(E)	$ 730,000	$ 836,458
Pinewood Finance Co., Ltd.
3.75%, 12/01/23(U) 144A	780,000	1,013,991
Pinnacle Bidco PLC
6.38%, 02/15/25(U) 144A	810,000	1,091,511
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	145,000	161,068
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,042,318
6.00%, 12/19/23	275,000	299,683
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ^	390,000	527,178
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	360,678
Synlab Bondco PLC
6.25%, 07/01/22(E)	270,000	312,451
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	576,206	935,077
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	407,293
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	207,750
		15,832,853
Total Foreign Bonds (Cost $184,678,495)		172,702,637
LOAN AGREEMENTS — 0.9%
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.64%, 04/28/22†	291,023	274,913
American Axle & Manufacturing, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 4.66%, 04/06/24†	19,582	19,206
(Floating, ICE LIBOR USD 3M + 2.25%, 0.75% Floor), 4.84%, 04/06/24†	9,936	9,745
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 1.75%, 0.75% Floor), 4.13%, 01/15/25†	187,810	187,830
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 5.41%, 06/02/25†	325,137	325,374
Berry Global, Inc. Term Q Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.41%, 10/01/22†	142,322	141,529
CBS Radio, Inc. Additional Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.15%, 11/18/24†	207,408	207,495
	Par	Value
Charter Communications Operating LLC Term B Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.33%, 04/30/25†	$ 99,218	$ 99,218
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.08%, 10/30/22†	380,000	380,186
Hilton Worldwide Finance, LLC Series B-2 Term Loan Retired 06/21/2019
(Floating, ICE LIBOR USD 1M + 1.75%), 4.15%, 10/25/23†	339,605	340,184
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.90%, 08/18/22†	246,276	245,214
Level 3 Financing, Inc. Tranche B 2024 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.65%, 02/22/24†	110,000	109,271
Party City Holdings, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.91%, 08/19/22†	145,084	144,385
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 5.83%, 01/26/23†	398,668	310,463
PetSmart, Inc. Amended Loan
(Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 6.67%, 03/11/22†	8,223	8,026
Prime Security Services Borrower LLC December 2018 Incremental Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.15%, 05/02/22†	455,374	452,833
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.15%, 02/05/23†	364,035	361,858
TDC A/S Facility B3
(Floating, EURIBOR EUR 1M + 2.75%), 2.75%, 06/04/25†	820,000	933,909
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 04/10/23†	97,124	97,081
Univision Communications, Inc. 2017 Replacement Repriced Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.15%, 03/15/24†	408,812	389,937
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
UPC Financing Partnership Facility AR
(Floating, ICE LIBOR USD 1M + 2.50%), 4.89%, 01/15/26†	$ 256,456	$ 256,392
Vistra Operations Co. LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.40%, 08/04/23†	17,130	17,129
Total Loan Agreements (Cost $5,472,546)		5,312,178
MORTGAGE-BACKED SECURITIES — 1.7%
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class AJ
5.37%, 12/15/39	92,328	62,747
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.87%, 09/15/40	92,430	70,385
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 7.35%, 07/25/29†	1,060,000	1,200,330
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA2
(Floating, ICE LIBOR USD 1M + 5.15%), 7.55%, 10/25/29†	560,000	639,533
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 6.14%, 09/15/31 144A †	2,220,000	2,223,875
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor, 11.50% Cap), 3.50%, 08/25/36†	573,609	580,568
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.58%, 02/15/51† γ	3,311	3,174
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 10.60%, 06/15/35 144A †	2,500,000	2,492,940
Lone Star Portfolio Trust, Series 2015-LSMZ, Class M
(Floating, ICE LIBOR USD 1M + 7.22%, 7.22% Floor), 9.61%, 09/15/20 144A †	348,081	346,529
Lone Star Portfolio Trust, Series 2015-LSP, Class F
(Floating, ICE LIBOR USD 1M + 7.15%, 6.90% Floor), 9.54%, 09/15/28 144A †	767,900	772,446
	Par	Value
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	$ 610,000	$ 613,568
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	800,000	772,657
Total Mortgage-Backed Securities (Cost $9,507,707)		9,778,752
MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $129,296)	160,000	168,627
U.S. TREASURY OBLIGATIONS — 21.3%
U.S. Treasury Bills
2.42%, 08/29/19Ω Δ	6,075,000	6,054,142
2.23%, 09/12/19Ω Δ	1,640,000	1,633,158
2.37%, 10/17/19Ω Δ	3,000,000	2,981,619
2.40%, 10/24/19Ω Δ	2,100,000	2,086,692
2.34%, 11/29/19Ω Δ	6,000,000	5,948,154
		18,703,765
U.S. Treasury Bonds
3.50%, 02/15/39	860,000	1,021,838
4.25%, 05/15/39	40,000	52,341
3.88%, 08/15/40	30,000	37,479
2.75%, 08/15/42	120,000	125,960
3.13%, 02/15/43	9,716,000	10,836,945
2.88%, 05/15/43	2,220,000	2,375,009
3.00%, 05/15/45	40,000	43,752
3.00%, 11/15/45	920,000	1,007,041
2.50%, 05/15/46	820,000	815,452
2.25%, 08/15/46	960,000	907,181
2.88%, 11/15/46	2,120,000	2,269,269
3.00%, 05/15/47	80,000	87,633
2.75%, 08/15/47	120,000	125,264
3.13%, 05/15/48	60,000	67,339
3.00%, 08/15/48Δ	2,715,000	2,978,122
3.38%, 11/15/48	4,040,000	4,756,547
		27,507,172
U.S. Treasury Notes
1.25%, 10/31/19	110,000	109,678
3.63%, 02/15/21	14,549,000	14,969,844
1.88%, 01/31/22	710,000	712,607
2.00%, 02/15/22	120,000	120,870
1.63%, 08/15/22	17,580,000	17,528,842
2.88%, 10/31/23	3,550,000	3,716,960
2.75%, 02/15/24	6,650,000	6,945,353
2.38%, 02/29/24	20,000	20,566
2.25%, 11/15/24	20,630,000	21,114,723
2.00%, 02/15/25	100,000	101,041
1.63%, 02/15/26	8,530,000	8,406,882
1.63%, 05/15/26	470,000	462,656

See Notes to Financial Statements.

	Par	Value
2.00%, 11/15/26	$1,220,000	$ 1,229,507
		75,439,529
Total U.S. Treasury Obligations (Cost $116,763,106)		121,650,466

	Shares
COMMON STOCKS — 1.2%
Communication Services — 0.4%
AT&T, Inc.	78,546	2,632,076
Consumer Discretionary — 0.2%
Ford Motor Co.	96,849	990,765
Energy — 0.0%
Berry Petroleum CorporationΔ	2,472	26,203
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	30,844
Montage Resources CorporationΔ *	7,129	43,487
		100,534
Health Care — 0.2%
Bristol-Myers Squibb Co.	23,032	1,044,501
Information Technology — 0.4%
Corning, Inc.	70,534	2,343,845
Total Common Stocks (Cost $7,819,488)		7,111,721
PREFERRED STOCKS — 0.4%
Bank of America Corporation
7.25%, 06/28/19 CONV Δ	602	825,944
Chesapeake Energy Corporation
5.00%, 04/30/19 CONV Δ	4,225	172,169
5.75%, 04/30/19 CONV	810	387,240
5.75%, 04/30/19 144A CONV	50	23,652
4.50%, 05/30/19 CONV Δ	1,229	65,321
El Paso Energy Capital Trust I
4.75%, 06/27/19 CONV	11,315	599,695
iStar, Inc. REIT
4.50%, 05/31/19 CONV	50	2,582
Total Preferred Stocks (Cost $1,912,515)		2,076,603
MONEY MARKET FUNDS — 10.2%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø ∞	43,204,426	43,204,426
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø §	15,139,634	15,139,634
Total Money Market Funds (Cost $58,344,060)		58,344,060
TOTAL INVESTMENTS — 98.6% (Cost $558,248,546)		562,956,790
Other Assets in Excess of Liabilities — 1.4%		7,911,304
NET ASSETS — 100.0%		$570,868,094
PORTFOLIO SUMMARY (based on net assets)
	%
Foreign Bonds	30.3
Corporate Bonds	30.1
U.S. Treasury Obligations	21.3
Money Market Funds	10.2
Mortgage-Backed Securities	1.7
Agency Obligation	1.3
Loan Agreements	0.9
Asset-Backed Securities	0.9
Communication Services	0.4
Information Technology	0.4
Commercial Paper	0.3
Energy	0.2
Health Care	0.2
Consumer Discretionary	0.2
Financials	0.2
Municipal Bond	—	**
Real Estate	—	**
	98.6
**Rounds to less than 0.05%
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	09/2019	(91)	$(17,874,462)	$(190,294)
2-Year U.S. Treasury Note	09/2019	3	645,539	4,352
30-Year Euro Buxl	09/2019	(3)	(692,153)	(20,696)
5-Year U.S. Treasury Note	09/2019	(166)	(19,613,937)	(265,842)
Total Futures Contracts outstanding at June 30, 2019			$(37,535,013)	$(472,480)
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/17/19	Japanese Yen	5,095,425	U.S. Dollars	46,303,541	CITI	$1,021,564
07/17/19	Euro	25,067,940	U.S. Dollars	28,413,958	BAR	132,278
07/17/19	U.S. Dollars	3,672,749	British Pounds	2,793,751	BAR	121,690
07/17/19	Indian Rupees	271,487,535	U.S. Dollars	3,850,232	BAR	75,770
07/17/19	Indonesian Rupiahs	26,810,100,000	U.S. Dollars	1,855,113	CITI	38,940
07/17/19	Argentine Pesos	30,090,000	U.S. Dollars	653,846	CITI	35,676
07/17/19	Turkish Lira	4,332,800	U.S. Dollars	715,574	CITI	25,516
10/17/19	Indian Rupees	271,487,535	U.S. Dollars	3,862,667	BAR	17,927
07/17/19	Euro	1,150,000	U.S. Dollars	1,298,407	CITI	11,160
07/17/19	U.S. Dollars	356,328	Australian Dollars	500,000	CITI	5,085
10/17/19	Indonesian Rupiahs	26,810,100,000	U.S. Dollars	1,866,869	BAR	4,316
07/17/19	Brazilian Reals	941,000	U.S. Dollars	241,181	CITI	3,480
07/17/19	Brazilian Reals	370,000	U.S. Dollars	93,787	BAR	2,413
07/17/19	British Pounds	1,500,000	U.S. Dollars	1,905,456	BAR	1,152
07/17/19	Polish Zloty	120,000	U.S. Dollars	31,405	BAR	750
Subtotal Appreciation						$1,497,717
07/17/19	U.S. Dollars	1,889,765	Indonesian Rupiahs	26,810,100,000	BAR	(4,288)
07/17/19	U.S. Dollars	3,909,896	Indian Rupees	271,487,535	BAR	(16,106)
07/17/19	U.S. Dollars	1,002,070	South African Rand	14,380,000	CITI	(16,666)
07/17/19	U.S. Dollars	2,875,711	Mexican Pesos	56,074,921	CITI	(37,472)
07/17/19	U.S. Dollars	3,942,544	Euro	3,500,000	CITI	(43,098)
07/17/19	U.S. Dollars	968,487	Russian Rubles	64,370,000	BAR	(47,268)
Subtotal Depreciation						$ (164,898)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$1,332,819

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligation	$ 7,240,240	$ —	$ 7,240,240	$ —
Asset-Backed Securities	5,055,365	—	5,055,365	—
Commercial Paper	1,612,953	—	1,612,953	—
Common Stocks:
Energy	100,534	69,690	—	30,844
Other ^^	7,011,187	7,011,187	—	—
Total Common Stocks	7,111,721	7,080,877	—	30,844
Corporate Bonds	171,903,188	—	171,903,188	—**
Foreign Bonds	172,702,637	—	172,702,637	—
Loan Agreements	5,312,178	—	5,312,178	—
Money Market Funds	58,344,060	58,344,060	—	—
Mortgage-Backed Securities	9,778,752	—	9,778,752	—
Municipal Bond	168,627	—	168,627	—
Preferred Stocks:
Energy	1,248,077	665,016	583,061	—
Financials	825,944	825,944	—	—
Real Estate	2,582	—	2,582	—
Total Preferred Stocks	2,076,603	1,490,960	585,643	—
U.S. Treasury Obligations	121,650,466	—	121,650,466	—
Total Assets - Investments in Securities	$562,956,790	$66,915,897	$496,010,049	$ 30,844
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,497,717	$ —	$ 1,497,717	$ —
Futures Contracts	4,352	4,352	—	—
Total Assets - Other Financial Instruments	$ 1,502,069	$ 4,352	$ 1,497,717	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (164,898)	$ —	$ (164,898)	$ —
Futures Contracts	(476,832)	(476,832)	—	—
Total Liabilities - Other Financial Instruments	$ (641,730)	$ (476,832)	$ (164,898)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
Management has determined that the amount of Level 3 securities, including transfers between Level 2 securities during the period, as compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2019.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 927,274,295	$1,105,185,722
Investments in repurchase agreements, at value	486,000,000	—
Investments in securities of affiliated issuers, at value	—	26,318,621
Total investments, at value(1), (2)	1,413,274,295	1,131,504,343
Cash collateral for derivatives	—	2,344,364
Deposits with broker for futures contracts	—	1,361,663
Foreign currency(3)	—	839,860
Upfront premiums paid from swap agreements	—	440,393
Receivables:
Dividends and reclaims	—	57,249
Interest	750,145	5,714,352
Securities lending	—	4,055
Investment securities sold	—	32,816,186
Fund shares sold	26,922,490	168,643
Variation margin on centrally cleared swaps	—	—
Unrealized appreciation on foreign currency exchange contracts	—	31,296
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	59,600	24,587
Total Assets	1,441,006,530	1,175,306,991
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	74,642
Upfront premiums received from swap agreements	—	1,373,476
Unrealized depreciation on foreign currency exchange contracts	—	466,666
Unrealized depreciation on swap agreements	—	13,531
Collateral held for securities on loan, at value	—	8,610,075
Collateral held for derivatives	—	10,207
Payables:
Investment securities purchased	—	196,511,692
Fund shares redeemed	44,865,835	310,202
Variation margin on centrally cleared swaps	—	458,083
Variation margin on futures contracts	—	2,446
Distributions	1,416,087	—
Accrued expenses:
Investment advisory fees	127,935	233,043
Shareholder servicing fees	79,952	49,445
Other expenses	160,892	181,763
Total Liabilities	46,650,701	208,295,271
Net Assets	$1,394,355,829	$ 967,011,720
Net Assets Consist of:
Paid-in-capital	$1,394,345,510	$ 972,813,011
Distributable earnings (loss)	10,319	(5,801,291)
Net Assets	$1,394,355,829	$ 967,011,720
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,004,601,457	$ 725,986,446
Institutional shares outstanding	1,004,598,444	54,158,956
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.40
Net assets applicable to the Investor Class	$ 389,754,372	$ 241,025,274
Investor shares outstanding	389,712,629	17,974,514
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.41

(1)Investments in securities of unaffiliated issuers, at cost	$ 927,274,295	$1,098,368,103
Investments in repurchase agreements, at cost	486,000,000	—
Investments in securities of affiliated issuers, at cost	—	26,318,621
Total investments, at cost	$1,413,274,295	$1,124,686,724
(2)Includes securities loaned of:	$ —	$ 74,719,312
(3)Foreign currency, at cost	$ —	$ 839,810
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 147,006

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,761,627,521	$238,436,607	$519,752,364
—	—	—
120,612,867	11,538,731	43,204,426
1,882,240,388	249,975,338	562,956,790
23,957,403	—	114,073
5,156,832	—	355,542
3,183,122	—	4,600,006
10,595,746	—	—

300,877	18,295	104,872
9,473,062	1,923,153	6,020,895
7,953	1,690	15,271
318,603,424	40,695	11,978,602
142,550	112,833	272,460
3,529	—	—
1,616,263	—	1,497,717
1,219,214	—	—
43,373	17,837	23,811
2,256,543,736	252,089,841	587,940,039

1,330,022	—	70,210
31,715,580	—	—
1,018,633	—	—
2,374,162	—	—
1,643,104	—	164,898
364,616	—	—
7,958,238	1,643,820	15,139,634
25,620,675	—	—

521,528,467	2,644,385	1,338,890
8,856	1,200	9,876
—	—	—
192,076	—	11,920
—	—	—

434,541	92,404	219,651
58,051	25,683	21,400
319,715	58,793	95,466
594,566,736	4,466,285	17,071,945
$1,661,977,000	$247,623,556	$570,868,094

$1,628,526,458	$232,885,256	$566,883,420
33,450,542	14,738,300	3,984,674
$1,661,977,000	$247,623,556	$570,868,094

$1,376,535,075	$119,993,813	$464,329,557
91,568,112	6,639,656	46,396,409
$ 15.03	$ 18.07	$ 10.01
$ 285,441,925	$127,629,743	$106,538,537
18,984,174	7,060,651	10,655,421
$ 15.04	$ 18.08	$ 10.00

$1,721,231,420	$224,679,354	$515,044,120
—	—	—
120,612,867	11,538,731	43,204,426
$1,841,844,287	$236,218,085	$558,248,546
$ 52,424,830	$ 22,698,663	$ 47,357,646
$ 3,209,917	$ —	$ 4,606,801
$ 31,667,555	$ —	$ —
$ 1,818,479	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ —
Income distributions received from affiliated funds	—	357,231
Interest	16,409,114	13,231,600
Securities lending, net	—	32,284
Less foreign taxes withheld	—	(4,221)
Total Investment Income	16,409,114	13,616,894
Expenses
Investment advisory fees	734,027	1,385,221
Transfer agent fees:
Institutional shares	2,177	2,331
Investor shares	17,074	10,139
Custodian fees	25,207	67,351
Shareholder servicing fees:
Investor shares	488,020	332,834
Accounting and administration fees	128,304	96,492
Professional fees	26,217	36,075
Blue sky fees:
Institutional shares	8,077	9,010
Investor shares	16,027	10,072
Shareholder reporting fees:
Institutional shares	447	533
Investor shares	10,100	2,402
Trustees expenses	5,638	2,936
Line of credit facility fees and interest expense	2,651	341
Other expenses	5,807	15,580
Total Expenses	1,469,773	1,971,317
Net Investment Income	14,939,341	11,645,577
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	4,775	4,437,512
Investment securities sold short	—	(205,006)
Futures transactions	—	(1,694,230)
Swap agreements	—	743,972
Option contracts written	—	65,227
Option contracts purchased	—	29,409
Forward foreign currency contracts	—	687,433
Foreign currency	—	46,107
Net realized gain (loss)	4,775	4,110,424
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	11,868,733
Investment securities sold short	—	37,263
Futures	—	201,914
Swap agreements	—	(2,727,474)
Option contracts written	—	428,452
Option contracts purchased	—	(470,485)
Forward foreign currency contracts	—	(314,379)
Foreign currency	—	19,337
Net change in unrealized appreciation (depreciation)	—	9,043,361
Net Realized and Unrealized Gain	4,775	13,153,785
Net Increase in Net Assets Resulting from Operations	$14,944,116	$24,799,362

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$ —	$ 10,360	$ 229,494
1,140,290	81,229	434,526
26,272,693	4,129,533	13,138,112
47,709	9,004	93,451
(6,170)	(7,552)	(40,969)
27,454,522	4,222,574	13,854,614

2,515,307	538,032	1,285,063

2,375	2,057	2,242
11,216	9,233	8,546
233,014	12,209	49,906

342,571	144,664	133,864
163,247	23,800	56,319
36,678	33,801	35,855

9,574	7,913	7,594
10,867	8,932	8,333

743	249	571
3,220	3,885	2,182
3,710	1,808	1,819
7,348	1,364	366
22,982	10,839	11,739
3,362,852	798,786	1,604,399
24,091,670	3,423,788	12,250,215

11,159,894	1,034,219	(269,616)
(418,313)	—	—
13,745,176	—	(961,067)
1,135,432	—	—
(177,905)	—	—
642,260	—	(125,355)
(582,451)	—	(699,175)
216,904	948	(887,056)
25,720,997	1,035,167	(2,942,269)

60,822,409	16,500,754	36,364,548
119,756	—	—
2,946,666	—	(654,544)
(10,428,906)	—	—
2,874,644	—	—
(2,212,787)	—	—
1,109,724	—	243,854
4,191	490	44,028
55,235,697	16,501,244	35,997,886
80,956,694	17,536,411	33,055,617
$105,048,364	$20,960,199	$45,305,832
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18
	(Unaudited)
Operations:
Net investment income	$ 14,939,341	$ 18,097,193
Net realized gain (loss) on investment securities, foreign currency and derivatives	4,775	3,419
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	14,944,116	18,100,612
Distributions to Shareholders:
Institutional shares	(10,942,137)	(5,076,945)
Investor shares	(3,997,204)	(13,020,248)
Total distributions	(14,939,341)	(18,097,193)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	2,383,527,318	1,748,822,489
Investor shares	167,729,295	4,746,224,687
Reinvestment of dividends and distributions
Institutional shares	2,392,929	2,208,188
Investor shares	3,978,867	5,445,866
Total proceeds from shares sold and reinvested	2,557,628,409	6,502,701,230
Value of shares redeemed
Institutional shares	(2,222,854,207)	(1,178,447,349)
Investor shares	(190,186,533)	(5,238,005,117)
Total value of shares redeemed	(2,413,040,740)	(6,416,452,466)
Net increase from capital share transactions(1)	144,587,669	86,248,764
Total increase in net assets	144,592,444	86,252,183
Net Assets:
Beginning of Period	1,249,763,385	1,163,511,202
End of Period	$ 1,394,355,829	$ 1,249,763,385

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/19	12/31/18	06/30/19	12/31/18
(Unaudited)		(Unaudited)

$ 11,645,577	$ 20,568,605	$ 24,091,670	$ 41,137,326
4,110,424	(4,046,761)	25,720,997	(22,983,840)
9,043,361	(4,789,726)	55,235,697	(25,818,861)
24,799,362	11,732,118	105,048,364	(7,665,375)

(8,168,235)	(15,019,892)	(18,871,149)	(34,879,820)
(2,745,805)	(6,577,258)	(3,614,729)	(6,688,627)
(10,914,040)	(21,597,150)	(22,485,878)	(41,568,447)

121,061,853	99,252,756	90,873,785	245,602,344
18,320,974	34,391,035	28,378,288	47,923,137

8,083,888	14,827,815	18,810,186	34,717,112
2,744,013	6,574,660	3,510,582	6,583,119
150,210,728	155,046,266	141,572,841	334,825,712

(15,910,965)	(96,844,338)	(42,321,776)	(137,487,888)
(89,616,279)	(42,427,351)	(30,911,346)	(44,988,883)
(105,527,244)	(139,271,689)	(73,233,122)	(182,476,771)
44,683,484	15,774,577	68,339,719	152,348,941
58,568,806	5,909,545	150,902,205	103,115,119

908,442,914	902,533,369	1,511,074,795	1,407,959,676
$ 967,011,720	$ 908,442,914	$1,661,977,000	$1,511,074,795
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Extended-Duration Bond Fund		Global Bond Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18	06/30/19	12/31/18
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,423,788	$ 7,040,440	$ 12,250,215	$ 24,114,261
Net realized gain (loss) on investment securities, foreign currency and derivatives	1,035,167	(437,384)	(2,942,269)	(6,067,877)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	16,501,244	(14,553,984)	35,997,886	(43,656,161)
Net increase (decrease) in net assets resulting from operations	20,960,199	(7,950,928)	45,305,832	(25,609,777)
Distributions to Shareholders:
Institutional shares	(1,563,253)	(4,610,373)	(5,367,883)	(13,546,563)
Investor shares	(1,452,921)	(4,032,031)	(1,138,745)	(3,687,399)
Total distributions	(3,016,174)	(8,642,404)	(6,506,628)	(17,233,962)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,963,176	7,774,517	43,341,687	73,567,800
Investor shares	19,374,622	13,477,007	14,272,571	24,463,013
Reinvestment of dividends and distributions
Institutional shares	1,562,538	4,584,780	5,366,285	13,429,011
Investor shares	1,447,753	4,024,823	1,133,818	3,675,912
Total proceeds from shares sold and reinvested	29,348,089	29,861,127	64,114,361	115,135,736
Value of shares redeemed
Institutional shares	(5,586,036)	(18,238,669)	(24,652,207)	(49,971,832)
Investor shares	(14,499,453)	(22,210,332)	(31,068,697)	(27,176,135)
Total value of shares redeemed	(20,085,489)	(40,449,001)	(55,720,904)	(77,147,967)
Net increase (decrease) from capital share transactions(1)	9,262,600	(10,587,874)	8,393,457	37,987,769
Total increase (decrease) in net assets	27,206,625	(27,181,206)	47,192,661	(4,855,970)
Net Assets:
Beginning of Period	220,416,931	247,598,137	523,675,433	528,531,403
End of Period	$247,623,556	$220,416,931	$570,868,094	$523,675,433

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2019(3)	$ 1.00	$0.01	$ —†	$ 0.01	$(0.01)	$ —	$(0.01)	$ 1.00	1.15%	$1,004,602	0.14%	0.14%	2.32%	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	—	(0.01)	—†	—	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—†	—†	—	—†	—†	—	1.00	0.02	121,624	0.18	0.19	0.01	N/A
Investor Class
2019(3)	$ 1.00	$0.01	$ —†	$ 0.01	$(0.01)	$ —	$(0.01)	$ 1.00	1.02%	$ 389,754	0.41%	0.41%	2.05%	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—†	—†	—	—†	—†	—	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A

Low-Duration Bond Fund
Institutional Class
2019(3)	$13.21	$0.17	$ 0.18	$ 0.35	$(0.16)	$ —	$(0.16)	$13.40	2.66%	$ 725,987	0.35%	0.35%	2.59%	291%
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05 (4)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	(0.10) (4)	0.11	(0.22)	—	(0.22)	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	0.02 (4)	0.16	(0.30)	(0.02)	(0.32)	13.41	1.16	141,461	0.36	0.42	1.06	529
Investor Class
2019(3)	$13.21	$0.15	$ 0.19	$ 0.34	$(0.14)	$ —	$(0.14)	$13.41	2.60%	$ 241,025	0.61%	0.61%	2.31%	291%
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03 (4)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	(0.09) (4)	0.07	(0.11)	—	(0.11)	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	0.02 (4)	0.13	(0.16)	(0.01)	(0.17)	13.31	0.97	704,878	0.57	0.66	0.85	529

Medium-Duration Bond Fund
Institutional Class
2019(3)	$14.28	$0.23	$ 0.73	$ 0.96	$(0.21)	$ —	$(0.21)	$15.03	6.78%	$1,376,535	0.38%	0.38%	3.11%	212%
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08 (4)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	(0.35) (4)	0.02	(0.54)	(0.22)	(0.76)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	0.56 (4)	0.89	(0.63)	(0.09)	(0.72)	15.18	6.03	239,389	0.48	0.52	2.14	408
Investor Class
2019(3)	$14.28	$0.21	$ 0.74	$ 0.95	$(0.19)	$ —	$(0.19)	$15.04	6.71%	$ 285,442	0.65%	0.65%	2.85%	212%
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08 (4)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	(0.31)(4)	(0.03)	(0.21)	(0.10)	(0.31)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	0.53 (4)	0.82	(0.27)	(0.04)	(0.31)	14.65	5.82	669,537	0.63	0.77	1.98	408

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2019(3)	$16.73	$0.27	$ 1.31	$ 1.58	$(0.24)	$ —	$(0.24)	$18.07	9.50%	$119,994	0.56%	0.56%	3.13%	10%
2018	17.94	0.54	(1.09)	(0.55)	(0.53)	(0.13)	(0.66)	16.73	(3.07)	108,206	0.55	0.56	3.16	45
2017	16.90	0.59	1.13	1.72	(0.56)	(0.12)	(0.68)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63 (4)	1.33	(0.98)	(0.82)	(1.80)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	(1.74) (4)	(0.96)	(1.42)	(1.51)	(2.93)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	2.70 (4)	3.66	(2.42)	(1.83)	(4.25)	21.26	17.47	56,216	0.56	0.57	4.19	48
Investor Class
2019(3)	$16.74	$0.25	$ 1.31	$ 1.56	$(0.22)	$ —	$(0.22)	$18.08	9.35%	$127,630	0.83%	0.83%	2.86%	10%
2018	17.95	0.49	(1.09)	(0.60)	(0.48)	(0.13)	(0.61)	16.74	(3.34)	112,211	0.82	0.83	2.89	45
2017	16.90	0.54	1.15	1.69	(0.52)	(0.12)	(0.64)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56 (4)	1.20	(0.34)	(0.72)	(1.06)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	(1.60) (4)	(0.94)	(0.27)	(0.33)	(0.60)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	2.10 (4)	2.81	(0.50)	(0.40)	(0.90)	18.30	17.32	245,417	0.75	0.83	3.99	48

Global Bond Fund
Institutional Class
2019(3)	$ 9.32	$0.22	$ 0.59	$ 0.81	$(0.12)	$ —	$(0.12)	$10.01	8.70%	$464,330	0.54%	0.54%	4.57%	12%
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56 (4)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(5)	10.09	0.27	(1.02) (4)	(0.75)	(0.26)	—	(0.26)	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2019(3)	$ 9.31	$0.21	$ 0.59	$ 0.80	$(0.11)	$ —	$(0.11)	$10.00	8.59%	$106,539	0.82%	0.82%	4.32%	12%
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56 (4)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	(0.92) (4)	(0.59)	(0.36)	—	(0.36)	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	(0.07) (4)	0.30	(0.36)	—	(0.36)	10.03	2.90	401,321	0.79	0.82	3.64	57

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 39.4%
Communication Services — 1.9%
Activision Blizzard, Inc.	1,269	$ 59,896
Alphabet, Inc. Class A*	3,067	3,320,948
Alphabet, Inc. Class C*	548	592,339
AT&T, Inc.	19,786	663,029
Cable One, Inc.	120	140,519
CBS Corporation Class B (Non-Voting Shares)	817	40,768
CenturyLink, Inc.	1,295	15,229
Charter Communications, Inc. Class A*	343	135,547
Comcast Corporation Class A	7,920	334,858
Discovery, Inc. Class A*	454	13,938
Discovery, Inc. Class C*	631	17,952
Electronic Arts, Inc.*	559	56,604
Facebook, Inc. Class A*	14,426	2,784,218
Fox Corporation Class A	725	26,564
Fox Corporation Class B	255	9,315
Interpublic Group of Cos., Inc. (The)	849	19,179
Netflix, Inc.*	2,733	1,003,885
News Corporation Class A	567	7,649
Omnicom Group, Inc.	506	41,467
Take-Two Interactive Software, Inc.*	196	22,252
T-Mobile US, Inc.*	3,631	269,202
Twitter, Inc.*	1,378	48,092
Verizon Communications, Inc.	167,087	9,545,680
Walt Disney (The) Co.	19,954	2,786,376
		21,955,506
Consumer Discretionary — 2.4%
Advance Auto Parts, Inc.	122	18,805
Amazon.com, Inc.*	1,349	2,554,507
AutoZone, Inc.*	38	41,780
Best Buy Co., Inc.	458	31,936
Booking Holdings, Inc.*	604	1,132,325
BorgWarner, Inc.	232	9,739
CarMax, Inc.*	253	21,968
Carnival Corporation	46,456	2,162,527
Chipotle Mexican Grill, Inc.*	46	33,712
D.R. Horton, Inc.	870	37,523
Darden Restaurants, Inc.	10,008	1,218,274
Dollar General Corporation	398	53,794
Dollar Tree, Inc.*	361	38,768
eBay, Inc.	1,476	58,302
Expedia Group, Inc.	332	44,166
Foot Locker, Inc.	320	13,414
Ford Motor Co.	6,322	64,674
General Motors Co.	2,563	98,752
Genuine Parts Co.	17,079	1,769,043
H&R Block, Inc.	760	22,268
Hanesbrands, Inc.	827	14,241
Hasbro, Inc.	1,294	136,750
Hilton Worldwide Holdings, Inc.	377	36,848
Home Depot, Inc. (The)	14,547	3,025,340
Kohl’s Corporation	339	16,119
Leggett & Platt, Inc.	135	5,180
Lennar Corporation Class A	374	18,124
	Shares	Value
LKQ Corporation*	551	$ 14,662
Lowe’s Cos., Inc.	7,501	756,926
Lululemon Athletica, Inc.*	5,326	959,798
Macy’s, Inc.	1,010	21,675
Marriott International, Inc. Class A	528	74,073
McDonald’s Corporation	17,306	3,593,764
Mohawk Industries, Inc.*	105	15,484
Newell Brands, Inc.	1,473	22,714
NIKE, Inc. Class B	18,461	1,549,801
Nordstrom, Inc.	287	9,144
Norwegian Cruise Line Holdings, Ltd.*	381	20,433
O’Reilly Automotive, Inc.*	141	52,074
Pool Corporation	454	86,714
PulteGroup, Inc.	555	17,549
PVH Corporation	138	13,060
Ralph Lauren Corporation	137	15,562
Ross Stores, Inc.	7,410	734,479
Royal Caribbean Cruises, Ltd.	327	39,636
Starbucks Corporation	43,088	3,612,067
Tapestry, Inc.	15,041	477,251
Target Corporation	964	83,492
Tiffany & Co.	162	15,170
TJX Cos., Inc. (The)	19,758	1,044,803
Tractor Supply Co.	240	26,112
Ulta Beauty, Inc.*	534	185,239
Under Armour, Inc. Class A*	210	5,324
Under Armour, Inc. Class C*	211	4,684
VF Corporation	555	48,479
Whirlpool Corporation	160	22,778
Yum! Brands, Inc.	13,503	1,494,377
		27,696,203
Consumer Staples — 4.5%
Archer-Daniels-Midland Co.	1,013	41,330
Campbell Soup Co.	418	16,749
Casey’s General Stores, Inc.	6,139	957,623
Church & Dwight Co., Inc.	1,377	100,604
Clorox Co. (The)	3,184	487,502
Coca-Cola Co. (The)	71,063	3,618,528
Colgate-Palmolive Co.	30,573	2,191,167
Conagra Brands, Inc.	599	15,885
Costco Wholesale Corporation	8,707	2,300,912
Coty, Inc. Class A	1,645	22,043
Estee Lauder Cos., Inc. (The) Class A	10,551	1,931,994
Flowers Foods, Inc.	21,591	502,423
General Mills, Inc.	1,073	56,354
Hershey Co. (The)	26,027	3,488,399
Hormel Foods CorporationΔ	36,910	1,496,331
Ingredion, Inc.	12,083	996,727
J.M. Smucker Co. (The)	250	28,797
Kellogg Co.	694	37,178
Kimberly-Clark Corporation	36,309	4,839,264
Kraft Heinz Co. (The)	1,329	41,252
Kroger Co. (The)	1,673	36,321
Lamb Weston Holdings, Inc.	13,987	886,216
McCormick & Co., Inc. (Non-Voting Shares)	9,381	1,454,149

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Mondelez International, Inc. Class A	53,906	$ 2,905,533
Monster Beverage Corporation*	15,173	968,493
PepsiCo, Inc.	29,187	3,827,291
Procter & Gamble Co. (The)	102,296	11,216,756
Sysco Corporation	28,529	2,017,571
Tyson Foods, Inc. Class A	450	36,333
Walgreens Boots Alliance, Inc.	1,419	77,577
Walmart, Inc.	50,429	5,571,900
		52,169,202
Energy — 1.0%
Anadarko Petroleum Corporation	801	56,519
Apache Corporation	581	16,832
Baker Hughes a GE Co.	27,389	674,591
Cabot Oil & Gas Corporation	765	17,564
Chevron Corporation	62,014	7,717,022
Cimarex Energy Co.	158	9,374
Concho Resources, Inc.	317	32,708
ConocoPhillips	2,361	144,021
Devon Energy Corporation	701	19,993
Diamondback Energy, Inc.	209	22,775
EOG Resources, Inc.	4,661	434,219
Exxon Mobil Corporation	23,992	1,838,507
Halliburton Co.	717	16,305
Helmerich & Payne, Inc.	341	17,261
Hess Corporation	541	34,391
HollyFrontier Corporation	313	14,486
Kinder Morgan, Inc.	3,159	65,960
Marathon Oil Corporation	1,211	17,208
Marathon Petroleum Corporation	1,446	80,802
Noble Energy, Inc.	607	13,597
Occidental Petroleum Corporation	1,433	72,051
ONEOK, Inc.	903	62,135
Phillips 66	752	70,342
Pioneer Natural Resources Co.	361	55,543
Valero Energy Corporation	1,830	156,666
Williams Cos., Inc. (The)	2,038	57,146
		11,718,018
Financials — 7.4%
Aflac, Inc.	112,028	6,140,255
Alleghany Corporation*	1,248	850,025
Allstate Corporation (The)	27,618	2,808,474
American Express Co.	9,544	1,178,111
American Financial Group, Inc.	8,676	889,030
American International Group, Inc.	1,388	73,953
Ameriprise Financial, Inc.	269	39,048
Arch Capital Group, Ltd.*	24,987	926,518
Arthur J. Gallagher & Co.	451	39,503
Assurant, Inc.	75	7,979
Assured Guaranty, Ltd.Δ	3,251	136,802
Bank of America Corporation	16,367	474,643
Bank of Hawaii CorporationΔ	4,834	400,787
Bank of New York Mellon Corporation (The)	116,765	5,155,175
BB&T Corporation	5,417	266,137
Berkshire Hathaway, Inc. Class B*	3,375	719,449
BlackRock, Inc.	4,455	2,090,731
Capital One Financial Corporation	901	81,757
	Shares	Value
Capitol Federal Financial, Inc.	286,500	$3,945,105
Cboe Global Markets, Inc.	2,077	215,240
Charles Schwab Corporation (The)	1,948	78,290
Cincinnati Financial Corporation	334	34,626
Citigroup, Inc.	4,568	319,897
Citizens Financial Group, Inc.	836	29,561
CME Group, Inc.	16,823	3,265,513
Comerica, Inc.	64,102	4,656,369
Commerce Bancshares, Inc.	14,589	870,380
Credit Acceptance CorporationΔ*	2,303	1,114,260
Discover Financial Services	9,426	731,363
E*TRADE Financial Corporation	326	14,540
East West Bancorp, Inc.	7,479	349,793
Erie Indemnity Co. Class AΔ	1,630	414,476
Everest Re Group, Ltd.	3,806	940,767
Fidelity National Financial, Inc.	32,037	1,291,091
Fifth Third Bancorp	1,381	38,530
First Republic Bank	214	20,897
Franklin Resources, Inc.	636	22,133
Goldman Sachs Group, Inc. (The)	615	125,829
Hartford Financial Services Group, Inc. (The)	633	35,271
Huntington Bancshares, Inc.	1,372	18,961
Intercontinental Exchange, Inc.	6,627	569,524
Invesco, Ltd.	816	16,695
Jefferies Financial Group, Inc.	558	10,730
JPMorgan Chase & Co.	39,969	4,468,534
KeyCorp	1,880	33,370
Lincoln National Corporation	388	25,007
Loews Corporation	373	20,392
M&T Bank Corporation	6,802	1,156,816
Markel Corporation*	1,365	1,487,304
MarketAxess Holdings, Inc.	282	90,640
Marsh & McLennan Cos., Inc.	43,172	4,306,407
MetLife, Inc.	2,122	105,400
Moody’s Corporation	247	48,242
Morgan Stanley	2,337	102,384
MSCI, Inc.	94	22,446
Nasdaq, Inc.	251	24,139
Northern Trust Corporation	4,270	384,300
People’s United Financial, Inc.	674	11,310
PNC Financial Services Group, Inc. (The)	71,179	9,771,453
Principal Financial Group, Inc.	556	32,204
ProAssurance Corporation	47,490	1,714,864
Progressive Corporation (The)	43,868	3,506,369
Prudential Financial, Inc.	758	76,558
Raymond James Financial, Inc.	240	20,292
Regions Financial Corporation	2,436	36,394
RenaissanceRe Holdings, Ltd.	3,581	637,454
S&P Global, Inc.	1,008	229,612
SEI Investments Co.	5,739	321,958
State Street Corporation	604	33,860
SunTrust Banks, Inc.	29,960	1,882,986
SVB Financial Group*	1,969	442,218
Synchrony Financial	1,366	47,359
T. Rowe Price Group, Inc.	7,712	846,084
TFS Financial Corporation	7,575	136,880

See Notes to Financial Statements.

	Shares	Value
Torchmark Corporation	219	$ 19,592
Travelers Cos., Inc. (The)	17,895	2,675,660
U.S. Bancorp	48,270	2,529,348
Unum Group	295	9,897
W.R. Berkley Corporation	9,582	631,741
Wells Fargo & Co.	132,142	6,252,959
Zions Bancorp NA	159	7,311
		85,557,962
Health Care — 5.0%
Abbott Laboratories	15,592	1,311,287
AbbVie, Inc.	2,808	204,198
ABIOMED, Inc.*	1,719	447,782
Agilent Technologies, Inc.	9,877	737,516
Alexion Pharmaceuticals, Inc.*	413	54,095
Align Technology, Inc.*	3,775	1,033,217
Amgen, Inc.	2,975	548,233
Anthem, Inc.	5,595	1,578,965
Baxter International, Inc.	9,868	808,189
Becton, Dickinson and Co.	3,267	823,317
Biogen, Inc.*	2,830	661,852
Bio-Techne Corporation	525	109,457
Boston Scientific Corporation*	2,122	91,204
Bristol-Myers Squibb Co.	5,673	257,271
Cardinal Health, Inc.	601	28,307
Celgene Corporation*	1,539	142,265
Centene Corporation*	610	31,988
Cerner Corporation	527	38,629
Chemed Corporation	2,881	1,039,580
Cigna Corporation	5,120	806,656
CVS Health Corporation	2,524	137,533
Danaher Corporation	10,759	1,537,676
DaVita, Inc.*	265	14,909
DENTSPLY SIRONA, Inc.	472	27,546
Edwards Lifesciences Corporation*	3,584	662,108
Eli Lilly & Co.	33,144	3,672,024
Gilead Sciences, Inc.	58,482	3,951,044
HCA Healthcare, Inc.	500	67,585
Henry Schein, Inc.*	13,360	933,864
Hologic, Inc.*	508	24,394
Humana, Inc.	5,731	1,520,434
IDEXX Laboratories, Inc.*	1,453	400,054
Illumina, Inc.Δ*	2,292	843,800
Incyte Corporation*	268	22,769
Intuitive Surgical, Inc.*	5,772	3,027,703
IQVIA Holdings, Inc.*	250	40,225
Johnson & Johnson	90,996	12,673,923
Laboratory Corporation of America Holdings*	195	33,716
Masimo Corporation*	393	58,486
McKesson Corporation	281	37,764
Mettler-Toledo International, Inc.*	2,038	1,711,920
Nektar Therapeutics*	1,384	49,243
PerkinElmer, Inc.	318	30,636
Quest Diagnostics, Inc.	51,602	5,253,600
Regeneron Pharmaceuticals, Inc.*	124	38,812
ResMed, Inc.	207	25,260
Stryker Corporation	8,748	1,798,414
	Shares	Value
Teleflex, Inc.	72	$ 23,843
Thermo Fisher Scientific, Inc.	9,901	2,907,726
UnitedHealth Group, Inc.	13,141	3,206,535
Universal Health Services, Inc. Class B	174	22,688
Varian Medical Systems, Inc.*	4,093	557,180
Vertex Pharmaceuticals, Inc.*	2,108	386,565
Waters Corporation*	589	126,776
WellCare Health Plans, Inc.*	76	21,665
West Pharmaceutical Services, Inc.	2,204	275,831
Zimmer Biomet Holdings, Inc.	334	39,325
Zoetis, Inc.	11,992	1,360,972
		58,278,556
Industrials — 4.2%
3M Co.	12,711	2,203,325
Alaska Air Group, Inc.	219	13,996
American Airlines Group, Inc.	534	17,414
AMETEK, Inc.	278	25,254
Arconic, Inc.	1,067	27,550
Boeing Co. (The)	3,454	1,257,291
C.H. Robinson Worldwide, Inc.	2,486	209,694
Caterpillar, Inc.	6,911	941,900
Cintas Corporation	4,601	1,091,771
Copart, Inc.*	6,027	450,458
CSX Corporation	1,596	123,483
Cummins, Inc.	740	126,792
Curtiss-Wright Corporation	306	38,902
Deere & Co.	8,969	1,486,253
Delta Air Lines, Inc.	1,190	67,533
Dover Corporation	2,184	218,837
Emerson Electric Co.	33,634	2,244,060
Equifax, Inc.	234	31,646
Expeditors International of Washington, Inc.	8,970	680,464
Fastenal Co.	1,426	46,473
FedEx Corporation	433	71,094
Flowserve Corporation	291	15,333
Fortive Corporation	3,879	316,216
Fortune Brands Home & Security, Inc.	191	10,912
General Dynamics Corporation	4,890	889,100
General Electric Co.	14,944	156,912
Harris Corporation	191	36,124
Honeywell International, Inc.	15,689	2,739,143
Hubbell, Inc.Δ	46,471	6,059,818
Huntington Ingalls Industries, Inc.	90	20,227
IDEX Corporation	1,348	232,045
IHS Markit, Ltd.*	500	31,860
Illinois ToolWorks, Inc.	11,938	1,800,370
J.B. Hunt Transport Services, Inc.	166	15,174
Jacobs Engineering Group, Inc.	178	15,021
Kansas City Southern	154	18,760
L3 Technologies, Inc.	139	34,079
Landstar System, Inc.	7,744	836,275
Lincoln Electric Holdings, Inc.Δ	1,523	125,373
Lockheed Martin Corporation	2,730	992,464
Masco Corporation	401	15,735
Norfolk Southern Corporation	11,056	2,203,792
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northrop Grumman Corporation	317	$ 102,426
PACCAR, Inc.	729	52,240
Parker-Hannifin Corporation	254	43,183
Quanta Services, Inc.	139	5,308
Raytheon Co.	9,116	1,585,090
Republic Services, Inc.	91,428	7,921,322
Robert Half International, Inc.	7,443	424,325
Rockwell Automation, Inc.	3,263	534,577
Rollins, Inc.	36,843	1,321,558
Roper Technologies, Inc.	165	60,433
Snap-on, Inc.	112	18,552
Southwest Airlines Co.	14,199	721,025
Stanley Black & Decker, Inc.	256	37,020
Teledyne Technologies, Inc.*	5,042	1,380,853
Textron, Inc.	272	14,427
TransDigm Group, Inc.*	70	33,866
Union Pacific Corporation	7,248	1,225,709
United Continental Holdings, Inc.*	462	40,448
United Parcel Service, Inc. Class B	17,612	1,818,791
United Rentals, Inc.*	123	16,313
United Technologies Corporation	1,452	189,050
Verisk Analytics, Inc.	707	103,547
W.W. Grainger, Inc.	77	20,654
Wabtec Corporation	214	15,357
Waste Management, Inc.	30,758	3,548,550
Xylem, Inc.	293	24,507
		49,198,054
Information Technology — 5.9%
Adobe, Inc.*	9,183	2,705,771
Advanced Micro Devices, Inc.*	1,790	54,362
Akamai Technologies, Inc.*	11,227	899,732
Alliance Data Systems Corporation	101	14,153
Amdocs, Ltd.	1,249	77,550
Amphenol Corporation Class A	6,664	639,344
Analog Devices, Inc.	634	71,560
ANSYS, Inc.*	1,329	272,206
Apple, Inc.	15,905	3,147,918
Applied Materials, Inc.	28,280	1,270,055
Arista Networks, Inc.*	84	21,808
Autodesk, Inc.*	417	67,929
Automatic Data Processing, Inc.	48,393	8,000,815
Broadcom, Inc.	787	226,546
Broadridge Financial Solutions, Inc.	3,750	478,800
Cadence Design Systems, Inc.*	3,565	252,438
Cisco Systems, Inc.	117,469	6,429,078
Citrix Systems, Inc.	271	26,596
Cognex Corporation	16,412	787,448
Cognizant Technology Solutions Corporation Class A	20,247	1,283,457
Corning, Inc.	1,580	52,503
Dolby Laboratories, Inc. Class A	709	45,801
DXC Technology Co.	441	24,321
F5 Networks, Inc.*	7,316	1,065,429
Fidelity National Information Services, Inc.	549	67,351
Fiserv, Inc.*	636	57,978
FleetCor Technologies, Inc.*	152	42,689
	Shares	Value
FLIR Systems, Inc.	13,257	$ 717,204
Fortinet, Inc.*	2,034	156,272
Gartner, Inc.*	125	20,117
Global Payments, Inc.	200	32,026
Hewlett Packard Enterprise Co.	2,988	44,671
HP, Inc.	2,972	61,788
Intel Corporation	34,466	1,649,887
International Business Machines Corporation	8,101	1,117,128
Intuit, Inc.	12,837	3,354,693
Jack Henry & Associates, Inc.	6,869	919,896
Juniper Networks, Inc.	751	19,999
Keysight Technologies, Inc.*	264	23,710
KLA-Tencor Corporation	1,433	169,381
Lam Research Corporation	290	54,474
Manhattan Associates, Inc.*	1,564	108,432
Mastercard, Inc. Class A	14,941	3,952,343
Maxim Integrated Products, Inc.	87,100	5,210,322
Microchip Technology, Inc.	461	39,969
Micron Technology, Inc.*	2,018	77,875
Microsoft Corporation	58,134	7,787,631
Motorola Solutions, Inc.	226	37,681
National Instruments Corporation	4,818	202,308
NetApp, Inc.	478	29,493
NVIDIA Corporation	1,047	171,949
Oracle Corporation	21,050	1,199,218
Paychex, Inc.	51,519	4,239,498
PayPal Holdings, Inc.*	3,984	456,009
Qorvo, Inc.*	254	16,919
QUALCOMM, Inc.	2,076	157,921
Red Hat, Inc.*	321	60,271
salesforce.com, Inc.*	1,344	203,925
Skyworks Solutions, Inc.	1,420	109,723
Symantec Corporation	1,116	24,284
Synopsys, Inc.*	179	23,036
Texas Instruments, Inc.	26,052	2,989,728
Total System Services, Inc.	261	33,478
VeriSign, Inc.*	2,689	562,431
Visa, Inc. Class AΔ	23,329	4,048,748
Western Digital Corporation	561	26,676
Western Union Co. (The)	1,380	27,448
Xerox Corporation	523	18,519
Xilinx, Inc.	6,231	734,760
		68,975,479
Materials — 0.8%
Air Products & Chemicals, Inc.	4,769	1,079,559
Albemarle Corporation	215	15,138
Ball Corporation	452	31,636
Celanese Corporation	213	22,961
CF Industries Holdings, Inc.	450	21,020
Corteva, Inc.*	1,360	40,215
Dow, Inc.	1,360	67,062
DuPont de Nemours, Inc.	13,941	1,046,551
Eastman Chemical Co.	225	17,512
Ecolab, Inc.	18,162	3,585,905
FMC Corporation	211	17,502

See Notes to Financial Statements.

	Shares	Value
Freeport-McMoRan, Inc.	2,892	$ 33,576
International Flavors & Fragrances, Inc.	127	18,426
International Paper Co.	727	31,494
Martin Marietta Materials, Inc.	107	24,622
Mosaic Co. (The)	608	15,218
Newmont Goldcorp Corporation	12,242	470,950
Nucor Corporation	652	35,925
Packaging Corporation of America	176	16,776
PPG Industries, Inc.	6,306	735,973
Royal Gold, Inc.Δ	7,141	731,881
Sealed Air Corporation	225	9,626
Sherwin-Williams Co. (The)	1,986	910,164
Vulcan Materials Co.	294	40,369
Westrock Co.	468	17,068
		9,037,129
Real Estate — 1.1%
Alexandria Real Estate Equities, Inc. REIT	172	24,267
American Tower Corporation REIT	763	155,995
Apartment Investment & Management Co. Class A REIT	480	24,058
AvalonBay Communities, Inc. REIT	351	71,316
Boston Properties, Inc. REIT	8,757	1,129,653
CBRE Group, Inc. Class A*	534	27,394
Crown Castle International Corporation REIT	826	107,669
Digital Realty Trust, Inc. REIT	362	42,640
Equinix, Inc. REIT	132	66,566
Equity Residential REIT	647	49,120
Essex Property Trust, Inc. REIT	109	31,820
Extra Space Storage, Inc. REIT	205	21,751
Federal Realty Investment Trust REIT	105	13,520
HCP, Inc. REIT	933	29,837
Host Hotels & Resorts, Inc. REIT	1,879	34,235
Iron Mountain, Inc. REIT	754	23,600
Kimco Realty Corporation REIT	934	17,260
Macerich Co. (The) REIT	275	9,210
Mid-America Apartment Communities, Inc. REIT	202	23,788
Prologis, Inc. REIT	1,007	80,661
Public Storage REIT	6,240	1,486,181
Realty Income Corporation REIT	503	34,692
Regency Centers Corporation REIT	625	41,713
SBA Communications Corporation REIT*	126	28,330
Simon Property Group, Inc. REIT	649	103,684
SL Green Realty Corporation REIT	174	13,984
UDR, Inc. REIT	300	13,467
Ventas, Inc. REIT	810	55,364
Vornado Realty Trust REIT	299	19,166
Welltower, Inc. REIT	56,567	4,611,908
Weyerhaeuser Co. REIT	158,007	4,161,904
		12,554,753
Utilities — 5.2%
AES Corporation	1,420	23,799
	Shares	Value
Alliant Energy Corporation	4,100	$ 201,228
Ameren Corporation	39,442	2,962,489
American Electric Power Co., Inc.	30,043	2,644,084
American Water Works Co., Inc.	25,822	2,995,352
Aqua America, Inc.	5,637	233,203
Atmos Energy Corporation	68,844	7,267,173
CenterPoint Energy, Inc.	9,441	270,296
CMS Energy Corporation	5,650	327,191
Consolidated Edison, Inc.	18,667	1,636,723
Dominion Energy, Inc.	26,724	2,066,300
DTE Energy Co.	13,486	1,724,590
Duke Energy Corporation	18,867	1,664,824
Edison International	786	52,984
Entergy Corporation	480	49,406
Evergy, Inc.	31,489	1,894,063
Eversource Energy	70,978	5,377,293
Exelon Corporation	6,555	314,247
FirstEnergy Corporation	1,116	47,776
NextEra Energy, Inc.	17,622	3,610,043
NiSource, Inc.	539	15,523
NRG Energy, Inc.	483	16,963
OGE Energy Corporation	3,485	148,322
ONE Gas, Inc.	60,842	5,494,033
Pinnacle West Capital Corporation	50,808	4,780,525
PPL CorporationΔ	11,577	359,003
Public Service Enterprise Group, Inc.	11,028	648,667
Sempra Energy	14,683	2,018,031
Southern Co. (The)	18,676	1,032,409
Spire, Inc.	62,922	5,280,414
UGI Corporation	25,294	1,350,953
WEC Energy Group, Inc.	21,216	1,768,778
Xcel Energy, Inc.	25,599	1,522,884
		59,799,569
Total Common Stocks (Cost $342,606,491)		456,940,431
FOREIGN COMMON STOCKS — 6.1%
Curacao — 0.4%
Schlumberger, Ltd.	108,726	4,320,771
France — 0.9%
Sodexo SAΔ	13,400	1,566,378
TOTAL SA	156,223	8,753,269
		10,319,647
Ireland — 1.9%
Accenture PLC Class A	18,183	3,359,673
Allegion PLC	156	17,246
Eaton Corporation PLC	837	69,705
Ingersoll-Rand PLC	431	54,595
Johnson Controls International PLC	1,943	80,265
Linde PLC	15,553	3,123,042
Medtronic PLC	159,020	15,486,958
Pentair PLC	294	10,937
Seagate Technology PLC	660	31,099
Willis Towers Watson PLC	205	39,266
		22,272,786
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Japan — 0.1%
Honda Motor Co., Ltd.	24,800	$ 640,616
Toyota Motor Corporation	5,500	341,177
		981,793
Jersey — 0.1%
Aptiv PLC	496	40,092
Janus Henderson Group PLCΔ	81,100	1,735,540
		1,775,632
Netherlands — 0.3%
Akzo Nobel NV	14,800	1,390,755
Koninklijke Ahold Delhaize NV	52,600	1,182,951
LyondellBasell Industries NV Class A	7,342	632,367
Mylan NV*	5,971	113,688
		3,319,761
Sweden — 0.1%
Atlas Copco AB, B Shares	55,300	1,586,440
Switzerland — 2.0%
ABB, Ltd.	26,500	531,792
Chubb, Ltd.	52,209	7,689,864
Garmin, Ltd.	2,476	197,585
Nestle SA	61,100	6,325,308
Novartis AG	57,200	5,226,634
Roche Holding AG	8,700	2,447,710
TE Connectivity, Ltd.	4,217	403,904
		22,822,797
United Kingdom — 0.3%
Aon PLC	9,346	1,803,591
BAE Systems PLC	76,400	480,658
Nielsen Holdings PLC	758	17,131
Royal Dutch Shell PLC ADR Class A	7,400	481,518
Smiths Group PLC	17,100	339,857
TechnipFMC PLC	1,083	28,093
		3,150,848
Total Foreign Common Stocks (Cost $63,756,928)		70,550,475
PREFERRED STOCKS — 1.3%
Bank of America Corporation, 7.25%, 06/28/19 CONVΔ	3,314	4,546,808
Becton Dickinson and Co., 6.13%, 07/12/19*	30,400	1,882,064
International Flavors & Fragrances, Inc., 6.00%, 09/12/19 CONVΔ	64,778	3,486,352
Stanley Black & Decker, Inc., 5.38%, 04/30/19 CONVΔ	31,105	3,145,649
Wells Fargo & Co., 7.50%, 05/30/19 CONVΔ	1,756	2,395,535
Total Preferred Stocks (Cost $14,778,536)		15,456,408
MUTUAL FUNDS — 1.3%
iShares Russell 1000 Value ETFΔ (Cost $15,164,724)	121,400	15,444,508

	Par	Value
CORPORATE BONDS — 24.2%
Advanced Micro Devices, Inc.
2.13%, 09/01/26 CONV	$ 200,000	$ 775,625
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	6,754,000	7,249,082
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	3,351,000	3,359,830
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	1,094,000	1,190,537
Arconic, Inc.
1.63%, 10/15/19 CONV	215,000	217,725
Ares Capital Corporation
3.75%, 02/01/22 CONV	3,607,000	3,645,966
4.63%, 03/01/24 CONV	1,663,000	1,717,047
Atlassian, Inc.
0.63%, 05/01/23 CONVΔ	698,000	1,188,345
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28^	3,116,000	3,255,285
Bank of New York Mellon Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.42%), 4.95%, 06/20/20^	529,000	537,459
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONVΔ	5,529,000	5,753,616
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	6,043,000	6,323,854
BofA Finance LLC
0.25%, 05/01/23 CONV	1,383,000	1,389,051
Booking Holdings, Inc.
0.35%, 06/15/20 CONV	1,768,000	2,549,871
Chart Industries, Inc.
1.00%, 11/15/24 144A CONV	953,000	1,359,917
Chegg, Inc.
0.25%, 05/15/23 CONV	247,000	378,879
0.13%, 03/15/25 144A CONV	2,011,000	2,028,317
Chesapeake Energy Corporation
5.50%, 09/15/26 CONV	2,197,000	1,759,092
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23^	2,355,000	2,444,572
CONMED Corporation
2.63%, 02/01/24 144A CONV	1,364,000	1,574,855
Cypress Semiconductor Corporation
2.00%, 02/01/23 CONV	1,662,000	1,968,699

See Notes to Financial Statements.

	Par	Value
DexCom, Inc.
0.75%, 12/01/23 144A CONV	$3,625,000	$4,260,832
DISH Network Corporation
3.38%, 08/15/26 CONV	5,339,000	5,203,838
DocuSign, Inc.
0.50%, 09/15/23 144A CONVΔ	2,532,000	2,622,202
Dycom Industries, Inc.
0.75%, 09/15/21 CONV	2,436,000	2,388,123
Empire State Realty OP LP REIT
2.63%, 08/15/19 144A CONVΔ	282,000	282,536
Envestnet, Inc.
1.75%, 06/01/23 CONV	2,384,000	2,848,615
Exact Sciences Corporation
1.00%, 01/15/25 CONVΔ	458,000	791,950
0.38%, 03/15/27 CONV	2,844,000	3,601,502
Extra Space Storage LP REIT
3.13%, 10/01/35 144A CONV	4,712,000	5,601,310
FireEye, Inc.
0.88%, 06/01/24 CONV	2,836,000	2,778,560
Five9, Inc.
0.13%, 05/01/23 CONV	602,000	836,070
Fortive Corporation
0.88%, 02/15/22 144A CONV	1,715,000	1,777,663
FTI Consulting, Inc.
2.00%, 08/15/23 144A CONVΔ	1,399,000	1,502,166
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 3.83%), 5.30%, 11/20/26Δ^	1,761,000	1,839,629
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	1,304,000	1,262,771
Guess?, Inc.
2.00%, 04/15/24 144A CONV	1,510,000	1,420,049
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	1,922,000	1,869,235
IAC Financeco 2, Inc.
0.88%, 06/15/26 144A CONV	1,927,000	1,945,528
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	2,630,000	3,213,313
Illumina, Inc.
0.50%, 06/15/21 CONV	567,000	877,300
0.00%, 08/15/23 144AΩ CONVΔ	2,689,000	3,116,414
Insulet Corporation
1.38%, 11/15/24 CONVΔ	2,007,000	2,858,785
Intel Corporation
3.25%, 08/01/39 CONV	1,100,000	2,590,346
InterDigital, Inc.
2.00%, 06/01/24 144A CONV	1,265,000	1,289,876
Ionis Pharmaceuticals, Inc.
1.00%, 11/15/21 CONV	1,023,000	1,212,313
	Par	Value
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONV	$1,377,000	$1,406,508
1.50%, 08/15/24 CONVΔ	3,007,000	2,973,496
KBR, Inc.
2.50%, 11/01/23 144A CONV	2,154,000	2,507,689
Liberty Expedia Holdings, Inc.
1.00%, 06/30/47 144A CONV	5,188,000	5,192,047
Liberty Interactive LLC
1.75%, 09/30/46 144A CONV	1,689,000	2,117,729
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,124,000	1,326,051
Liberty Media Corporation
1.38%, 10/15/23 CONV	584,000	656,968
2.25%, 09/30/46 CONV	1,151,000	620,887
2.13%, 03/31/48 144A CONV	4,226,000	4,122,991
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23 CONV	2,130,000	1,844,286
Live Nation Entertainment, Inc.
2.50%, 03/15/23 CONV	5,514,000	6,540,481
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONV	1,909,000	2,251,068
Macquarie Infrastructure Corporation
2.00%, 10/01/23 CONV	2,192,000	1,937,217
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONVΔ	5,152,000	5,000,315
Meritor, Inc.
3.25%, 10/15/37 CONVΔ	5,741,000	5,998,042
Microchip Technology, Inc.
1.63%, 02/15/27 CONV	5,626,000	6,642,056
Nabors Industries, Inc.
0.75%, 01/15/24 CONV	1,105,000	793,740
National Health Investors, Inc. REIT
3.25%, 04/01/21 CONV	1,208,000	1,393,140
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	766,000	1,008,820
New Relic, Inc.
0.50%, 05/01/23 CONV	2,589,000	2,775,144
NextEra Energy Capital Holdings, Inc.
(Variable, ICE LIBOR USD 3M + 3.16%), 5.65%, 05/01/79^	2,356,000	2,431,738
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
NextEra Energy Partners LP
1.50%, 09/15/20 144A CONV	$3,707,000	$3,753,868
Nice Systems, Inc.
1.25%, 01/15/24 CONV	549,000	936,388
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	2,653,000	2,612,950
1.00%, 12/15/35 CONV	791,000	746,367
Nutanix, Inc.
0.00%, 01/15/23Ω CONV	729,000	682,474
NuVasive, Inc.
2.25%, 03/15/21 CONV	2,249,000	2,559,643
Oasis Petroleum, Inc.
2.63%, 09/15/23 CONVΔ	1,134,000	1,040,289
Oil States International, Inc.
1.50%, 02/15/23 CONV	693,000	619,825
Okta, Inc.
0.25%, 02/15/23 CONV	137,000	355,325
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	2,911,000	3,583,421
OSI Systems, Inc.
1.25%, 09/01/22 CONV	900,000	1,068,922
Palo Alto Networks, Inc.
0.75%, 07/01/23 144A CONV	4,017,000	4,252,288
Pandora Media LLC
1.75%, 12/01/23 CONV	1,434,000	1,599,875
PDC Energy, Inc.
1.13%, 09/15/21 CONV	724,000	681,690
Plains All American Pipeline LP
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22^	2,661,000	2,538,647
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23Δ^	78,000	79,727
Pure Storage, Inc.
0.13%, 04/15/23 CONV	2,035,000	1,958,687
Q2 Holdings, Inc.
0.75%, 06/01/26 144A CONV	1,620,000	1,750,475
Rapid7, Inc.
1.25%, 08/01/23 144A CONV	773,000	1,183,655
RH
2.57%, 06/15/23Ω CONV	1,735,000	1,580,117
RingCentral, Inc.
0.00%, 03/15/23Ω CONVΔ	1,179,000	1,773,183
ServiceNow, Inc.
0.00%, 06/01/22Ω CONV	212,000	440,073
Silicon Laboratories, Inc.
1.38%, 03/01/22 CONV	2,947,000	3,673,468
SM Energy Co.
1.50%, 07/01/21 CONV	822,000	760,472
	Par	Value
Spirit Realty Capital, Inc. REIT
3.75%, 05/15/21 CONVΔ	$4,032,000	$4,111,100
Splunk, Inc.
0.50%, 09/15/23 144A CONV	4,379,000	4,831,167
1.13%, 09/15/25 144A CONV	558,000	626,584
Square, Inc.
0.50%, 05/15/23 CONV	2,013,000	2,412,273
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23 CONV	4,031,000	4,106,279
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONVΔ	1,632,000	1,600,749
Tabula Rasa HealthCare, Inc.
1.75%, 02/15/26 144A CONV	817,000	819,966
Teradyne, Inc.
1.25%, 12/15/23 CONVΔ	3,079,000	5,002,815
Tesla, Inc.
1.25%, 03/01/21 CONVΔ	1,470,000	1,396,500
2.38%, 03/15/22 CONV	1,375,000	1,358,006
2.00%, 05/15/24 CONV	3,212,000	3,162,683
Transocean, Inc.
0.50%, 01/30/23 CONVΔ	1,041,000	1,033,738
Tutor Perini Corporation
2.88%, 06/15/21 CONVΔ	3,514,000	3,339,203
Twilio, Inc.
0.25%, 06/01/23 CONV	259,000	520,138
Twitter, Inc.
0.25%, 06/15/24 CONV	2,703,000	2,645,859
Two Harbors Investment Corporation REIT
6.25%, 01/15/22 CONV	3,246,000	3,279,716
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27^	3,599,000	3,737,202
Verint Systems, Inc.
1.50%, 06/01/21 CONVΔ	3,628,000	3,905,829
Vonage Holdings Corporation
1.75%, 06/01/24 144A CONV	730,000	738,523
Wayfair, Inc.
1.13%, 11/01/24 144A CONVΔ	1,112,000	1,618,103
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.77%), 6.18%, 09/15/19†	4,281,000	4,321,669
Western Digital Corporation
1.50%, 02/01/24 144A CONVΔ	3,980,000	3,584,113
Workday, Inc.
0.25%, 10/01/22 CONV	1,716,000	2,578,378
Wright Medical Group, Inc.
1.63%, 06/15/23 CONV	2,867,000	3,159,076

See Notes to Financial Statements.

	Par	Value
Zendesk, Inc.
0.25%, 03/15/23 CONV	$1,246,000	$ 1,912,849
Zillow Group, Inc.
2.00%, 12/01/21 CONV	1,378,000	1,562,842
1.50%, 07/01/23 CONV	2,437,000	2,404,610
Zynga, Inc.
0.25%, 06/01/24 144A CONV	2,605,000	2,607,477
Total Corporate Bonds (Cost $266,699,601)		280,808,239
FOREIGN BONDS — 2.0%
France — 1.1%
AXA SA
7.25%, 05/15/21 144A CONV	264,000	271,650
Cie Generale des Etablissements Michelin SCA
0.63%, 01/10/22Ω CONV	1,400,000	1,456,350
TOTAL SA
0.50%, 12/02/22 CONVΔ	3,800,000	4,089,560
Valeo SA
0.08%, 06/16/21Ω CONV	3,000,000	2,849,643
Vinci SA
0.38%, 02/16/22 CONVΔ	3,000,000	3,462,672
		12,129,875
Israel — 0.2%
Wix.com, Ltd.
0.31%, 07/01/23 144AΩ CONVΔ	2,318,000	2,839,550
Jersey — 0.0%
Ensco Jersey Finance, Ltd.
3.00%, 01/31/24 CONVΔ	579,000	452,967
Netherlands — 0.7%
NXP Semiconductors NV
1.00%, 12/01/19 CONV	2,531,000	2,673,318
QIAGEN NV
0.88%, 03/19/21 CONV	400,000	578,245
1.00%, 11/13/24 CONV	2,000,000	2,230,780
STMicroelectronics NV
0.25%, 07/03/24 CONV	2,000,000	2,294,500
		7,776,843
Total Foreign Bonds (Cost $21,811,096)		23,199,235

	Shares
EQUITY-LINKED SECURITIES — 1.2%
Berkshire Hathaway, Inc., Issued by Credit Suisse AG, Maturity Date 12/05/19 144A†††	4,300	875,003
Berkshire Hathaway, Inc., Issued by Goldman Sachs International, Maturity Date 07/10/19 144A CONV†††	9,100	1,895,985
Berkshire Hathaway, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 12/27/19 144A	8,400	1,739,892
	Shares	Value
Berkshire Hathaway, Inc., Issued by Morgan Stanley Asia Products Ltd., Maturity Date 11/18/19 144A†††	9,000	$ 1,876,950
Celgene Corporation, Issued by Credit Suisse AG, Maturity Date 09/19/19 144A†††	5,300	474,472
Cerner Corporation, Issued by Canadian Imperial Bank of Commerce, Maturity Date 11/25/19 144A†††	24,400	1,725,007
Cerner Corporation, Issued by Credit Suisse AG, Maturity Date 10/17/19 144A†††	12,200	801,894
Cerner Corporation, Issued by Merrill Lynch International & Co. CV, Maturity Date 11/20/19 144A	11,400	787,854
Cerner Corporation, Issued by Morgan Stanley BV, Maturity Date 10/31/19 144A†††	16,500	1,106,242
Cerner Corporation, Issued by Royal Bank of Canada, Maturity Date 11/25/19 CONV	2,600	185,328
Cerner Corporation, Issued by Royal Bank of Canada, Maturity Date 12/04/19 144A CONV	8,200	580,560
Martin Marietta Materials, Issued by Royal Bank of Canada, Maturity Date 08/12/19 144A CONV	5,600	1,074,192
Schlumberger, Ltd., Issued by Wells Fargo Bank NA, Maturity Date 07/22/19 144A†††	7,500	317,100
Southwest Airlines Co., Issued by Merrill Lynch International & Co. CV, Maturity Date 12/27/19 144A	10,600	537,314
Total Equity-Linked Securities (Cost $13,615,620)		13,977,793
MONEY MARKET FUNDS — 9.1%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	70,377,153	70,377,153
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	33,102,904	33,102,904
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	1,875,011	1,875,011
Total Money Market Funds (Cost $105,355,068)		105,355,068

	Par
U.S. TREASURY OBLIGATIONS — 18.3%
U.S. Treasury Bills
2.37%, 07/18/19Ω	$46,205,000	46,160,343
2.40%, 10/03/19Ω‡‡	1,100,000	1,094,004
2.35%, 04/23/20Ω	33,225,000	32,697,752
U.S. Treasury Notes
1.75%, 09/30/19	25,747,000	25,720,339
1.00%, 10/15/19	37,970,000	37,849,863
1.00%, 11/30/19	18,057,300	17,974,074
1.63%, 12/31/19	22,100,000	22,048,198
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.50%, 06/15/20	$29,344,000	$ 29,217,234
Total U.S. Treasury Obligations (Cost $212,447,620)		212,761,807
TOTAL INVESTMENTS — 102.9% (Cost $1,056,235,684)		1,194,493,964

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
S&P 500®, Strike Price $2,840.00, Expires 07/01/19 (MSCS)	(13)	$(3,824,288)	(130,000)
S&P 500®, Strike Price $2,885.00, Expires 07/03/19 (MSCS)	(13)	(3,824,288)	(80,860)
S&P 500®, Strike Price $2,910.00, Expires 07/05/19 (MSCS)	(12)	(3,530,112)	(53,160)
S&P 500®, Strike Price $2,920.00, Expires 07/10/19 (MSCS)	(12)	(3,530,112)	(50,040)
S&P 500®, Strike Price $2,970.00, Expires 07/15/19 (MSCS)	(12)	(3,530,112)	(21,780)
S&P 500®, Strike Price $2,975.00, Expires 07/08/19 (MSCS)	(13)	(3,824,288)	(14,040)
S&P 500®, Strike Price $2,975.00, Expires 07/12/19 (MSCS)	(13)	(3,824,288)	(19,565)
S&P 500®, Strike Price $3,000.00, Expires 07/17/19 (MSCS)	(11)	(3,235,936)	(10,890)
S&P 500®, Strike Price $3,000.00, Expires 07/24/19 (MSCS)	(13)	(3,824,288)	(18,135)
S&P 500®, Strike Price $3,020.00, Expires 07/26/19 (MSCS)	(12)	(3,530,112)	(12,840)
S&P 500®, Strike Price $3,030.00, Expires 07/22/19 (MSCS)	(12)	(3,530,112)	(6,900)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,035.00, Expires 07/19/19 (MSCS)	(13)	$ (3,824,288)	$ (5,915)
			(424,125)
Put Options — (0.0)%
S&P 500®, Strike Price $2,610.00, Expires 07/01/19 (MSCS)	(68)	(20,003,968)	(340)
S&P 500®, Strike Price $2,675.00, Expires 07/03/19 (MSCS)	(67)	(19,709,792)	(2,010)
S&P 500®, Strike Price $2,705.00, Expires 07/05/19 (MSCS)	(66)	(19,415,616)	(4,950)
S&P 500®, Strike Price $2,705.00, Expires 07/10/19 (MSCS)	(65)	(19,121,440)	(8,775)
S&P 500®, Strike Price $2,760.00, Expires 07/15/19 (MSCS)	(64)	(18,827,264)	(25,280)
S&P 500®, Strike Price $2,770.00, Expires 07/12/19 (MSCS)	(65)	(19,121,440)	(24,700)
S&P 500®, Strike Price $2,780.00, Expires 07/08/19 (MSCS)	(61)	(17,944,736)	(12,048)
S&P 500®, Strike Price $2,805.00, Expires 07/24/19 (MSCS)	(60)	(17,650,560)	(65,700)
S&P 500®, Strike Price $2,815.00, Expires 07/17/19 (MSCS)	(65)	(19,121,440)	(54,925)
S&P 500®, Strike Price $2,825.00, Expires 07/26/19 (MSCS)	(58)	(17,062,208)	(46,110)
S&P 500®, Strike Price $2,845.00, Expires 07/22/19 (MSCS)	(60)	(17,650,560)	(85,200)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,850.00, Expires 07/19/19 (MSCS)	(66)	$(19,415,616)	$ (91,080)
			(421,118)
Total Written Options (Premiums received $(1,404,666))			(845,243)
Liabilities in Excess of Other Assets — (2.8)%			(32,949,189)
NET ASSETS — 100.0%			$1,160,699,532
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	24.2
U.S. Treasury Obligations	18.3
Money Market Funds	9.1
Financials	9.0
Health Care	7.1
Information Technology	6.2
Utilities	5.2
Consumer Staples	5.1
Industrials	4.7
Consumer Discretionary	2.6
Energy	2.3
Foreign Bonds	2.0
Communication Services	1.9
Materials	1.6
Mutual Funds	1.3
Equity-Linked Securities	1.2
Real Estate	1.1
Written Options	(0.1)
102.8
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2019	(155)	$(22,817,550)	$(354,175)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
9/30/19	U.S. Dollars	1,235,817	British Pounds	966,014	JPM	$ 3,998
9/30/19	U.S. Dollars	843,081	Japanese Yen	89,922,180	BOA	3,323
9/30/19	U.S. Dollars	542,450	Norwegian Kroner	4,594,366	GSC	2,532
9/30/19	British Pounds	145,929	U.S. Dollars	185,674	JPM	409
Subtotal Appreciation						$ 10,262
9/30/19	Swedish Kronor	627,952	U.S. Dollars	68,098	GSC	$ (30)
9/30/19	Norwegian Kroner	4,594,366	U.S. Dollars	540,277	GSC	(359)
9/30/19	U.S. Dollars	10,231,822	Euro	8,938,118	CS	(6,242)
9/30/19	U.S. Dollars	1,318,359	Swedish Kronor	12,249,800	GSC	(9,471)
9/30/19	U.S. Dollars	11,750,026	Swiss Francs	11,384,600	UBS	(10,140)
Subtotal Depreciation						$(26,242)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$(15,980)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 456,940,431	$456,940,431	$ —	$ —
Corporate Bonds	280,808,239	—	280,808,239	—
Equity-Linked Securities	13,977,793	—	4,905,140	9,072,653
Foreign Bonds	23,199,234	—	23,199,234	—
Foreign Common Stocks	70,550,475	70,550,475	—	—
Money Market Funds	105,355,069	105,355,069	—	—
Mutual Funds	15,444,508	15,444,508	—	—
Preferred Stocks	15,456,408	15,456,408	—	—
U.S. Treasury Obligations	212,761,807	—	212,761,807	—
Total Assets - Investments in Securities	$1,194,493,964	$663,746,891	$521,674,420	$9,072,653
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 10,262	$ —	$ 10,262	$ —
Total Assets - Other Financial Instruments	$ 10,262	$ —	$ 10,262	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Options	$(424,125)	$(424,125)	$ —	$ —
Put Options	(421,118)	(421,118)	—	—
Total Written Options	(845,243)	(845,243)	—	—
Total Liabilities - Investments in Securities	$(845,243)	$(845,243)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (26,242)	$ —	$(26,242)	$ —
Futures Contracts	(354,175)	(354,175)	—	—
Total Liabilities - Other Financial Instruments	$(380,417)	$(354,175)	$(26,242)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2019.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 93.4%
Communication Services — 9.9%
Activision Blizzard, Inc.	54,306	$ 2,563,243
Alphabet, Inc. Class A*	22,095	23,924,466
Alphabet, Inc. Class C*	23,541	25,445,702
AT&T, Inc.	564,206	18,906,543
CBS Corporation Class B (Non-Voting Shares)	28,606	1,427,439
CenturyLink, Inc.Δ	81,484	958,252
Charter Communications, Inc. Class A*	13,277	5,246,805
Comcast Corporation Class A	353,018	14,925,601
Discovery, Inc. Class AΔ*	27,796	853,337
Discovery, Inc. Class C*	15,921	452,952
DISH Network Corporation Class A*	18,408	707,051
Electronic Arts, Inc.*	25,211	2,552,866
Facebook, Inc. Class A*	180,451	34,827,043
Fox Corporation Class A	31,129	1,140,567
Fox Corporation Class B	9,099	332,386
Interpublic Group of Cos., Inc. (The)	31,936	721,434
Netflix, Inc.*	31,847	11,698,040
News Corporation Class A	13,865	187,039
News Corporation Class B	13,984	195,217
Omnicom Group, Inc.Δ	20,889	1,711,854
Take-Two Interactive Software, Inc.*	10,102	1,146,880
TripAdvisor, Inc.*	4,311	199,556
Twitter, Inc.*	52,713	1,839,684
Verizon Communications, Inc.	317,938	18,163,798
Walt Disney (The) Co.	133,804	18,684,391
		188,812,146
Consumer Discretionary — 9.6%
Advance Auto Parts, Inc.	6,948	1,070,965
Amazon.com, Inc.*	31,021	58,742,296
AutoZone, Inc.Δ*	2,011	2,211,034
Best Buy Co., Inc.	15,833	1,104,035
Booking Holdings, Inc.*	3,419	6,409,633
BorgWarner, Inc.	6,279	263,592
Capri Holdings, Ltd.*	14,032	486,630
CarMax, Inc.Δ*	16,274	1,413,071
Carnival CorporationΔ	30,713	1,429,690
Chipotle Mexican Grill, Inc.*	1,449	1,061,943
D.R. Horton, Inc.	20,166	869,760
Darden Restaurants, Inc.	9,727	1,184,068
Dollar General Corporation	23,558	3,184,099
Dollar Tree, Inc.*	18,243	1,959,116
eBay, Inc.	59,500	2,350,250
Expedia Group, Inc.	10,462	1,391,760
Foot Locker, Inc.Δ	5,069	212,492
Ford Motor Co.Δ	395,246	4,043,367
Gap, Inc. (The)	8,085	145,287
General Motors Co.	106,950	4,120,784
Genuine Parts Co.	12,313	1,275,381
H&R Block, Inc.Δ	8,300	243,190
Hanesbrands, Inc.Δ	14,216	244,800
Harley-Davidson, Inc.Δ	8,982	321,825
Hasbro, Inc.	10,784	1,139,653
Hilton Worldwide Holdings, Inc.	25,822	2,523,842
	Shares	Value
Home Depot, Inc. (The)	82,780	$ 17,215,757
Kohl’s Corporation	15,822	752,336
L Brands, Inc.	19,839	517,798
Leggett & Platt, Inc.Δ	4,991	191,505
Lennar Corporation Class A	21,185	1,026,625
LKQ Corporation*	11,558	307,558
Lowe’s Cos., Inc.	58,190	5,871,953
Macy’s, Inc.Δ	25,359	544,204
Marriott International, Inc. Class AΔ	24,143	3,387,021
McDonald’s Corporation	57,783	11,999,218
Mohawk Industries, Inc.*	2,387	352,011
Newell Brands, Inc.Δ	39,118	603,200
NIKE, Inc. Class B	94,490	7,932,435
Nordstrom, Inc.Δ	4,745	151,176
Norwegian Cruise Line Holdings, Ltd.*	15,478	830,085
O’Reilly Automotive, Inc.*	5,716	2,111,033
PulteGroup, Inc.	11,415	360,942
PVH Corporation	2,959	280,040
Ralph Lauren Corporation	2,058	233,768
Ross Stores, Inc.	25,592	2,536,679
Royal Caribbean Cruises, Ltd.	10,700	1,296,947
Starbucks Corporation	94,517	7,923,360
Tapestry, Inc.	24,199	767,834
Target Corporation	41,380	3,583,922
Tiffany & Co.Δ	9,641	902,783
TJX Cos., Inc. (The)	90,590	4,790,399
Tractor Supply Co.	4,911	534,317
Ulta Beauty, Inc.*	3,840	1,332,058
Under Armour, Inc. Class AΔ*	20,379	516,608
Under Armour, Inc. Class CΔ*	9,410	208,902
VF Corporation	27,573	2,408,502
Whirlpool CorporationΔ	2,806	399,462
Yum! Brands, Inc.	23,522	2,603,180
		183,876,181
Consumer Staples — 7.0%
Archer-Daniels-Midland Co.	58,262	2,377,090
Campbell Soup Co.Δ	28,952	1,160,107
Church & Dwight Co., Inc.	27,416	2,003,013
Clorox Co. (The)	12,213	1,869,932
Coca-Cola Co. (The)	369,705	18,825,379
Colgate-Palmolive Co.	85,113	6,100,049
Conagra Brands, Inc.Δ	41,499	1,100,554
Costco Wholesale Corporation	32,613	8,618,311
Coty, Inc. Class AΔ	22,378	299,865
Estee Lauder Cos., Inc. (The) Class A	16,595	3,038,711
General Mills, Inc.	62,909	3,303,981
Hershey Co. (The)	15,496	2,076,929
Hormel Foods CorporationΔ	31,661	1,283,537
J.M. Smucker Co. (The)	10,457	1,204,542
Kellogg Co.	29,100	1,558,887
Kimberly-Clark Corporation	31,736	4,229,774
Kraft Heinz Co. (The)	75,933	2,356,960
Kroger Co. (The)	64,489	1,400,056
Lamb Weston Holdings, Inc.	10,520	666,547
McCormick & Co., Inc. (Non-Voting Shares)	12,700	1,968,627

See Notes to Financial Statements.

	Shares	Value
Mondelez International, Inc. Class A	123,970	$ 6,681,983
Monster Beverage Corporation*	46,680	2,979,584
PepsiCo, Inc.	124,871	16,374,334
Procter & Gamble Co. (The)	203,972	22,365,530
Sysco Corporation	34,878	2,466,572
Tyson Foods, Inc. Class A	35,391	2,857,469
Walgreens Boots Alliance, Inc.	61,239	3,347,936
Walmart, Inc.	107,713	11,901,209
		134,417,468
Energy — 4.7%
Anadarko Petroleum Corporation	33,918	2,393,254
Apache Corporation	23,559	682,504
Archrock, Inc.	13	138
Baker Hughes a GE Co.Δ	33,215	818,086
Cabot Oil & Gas Corporation	29,892	686,320
Chevron Corporation	148,265	18,450,097
Cimarex Energy Co.Δ	3,553	210,800
Concho Resources, Inc.	15,869	1,637,364
ConocoPhillips	89,387	5,452,607
Devon Energy Corporation	38,557	1,099,646
Diamondback Energy, Inc.	10,890	1,186,683
EOG Resources, Inc.	40,407	3,764,316
Exterran Corporation*	6	85
Exxon Mobil Corporation	332,330	25,466,448
Halliburton Co.Δ	74,621	1,696,882
Helmerich & Payne, Inc.	4,961	251,126
Hess Corporation	11,305	718,659
HollyFrontier Corporation	10,771	498,482
Kinder Morgan, Inc.	146,006	3,048,605
Marathon Oil Corporation	69,854	992,625
Marathon Petroleum Corporation	50,234	2,807,076
National Oilwell Varco, Inc.	32,684	726,565
Noble Energy, Inc.	40,915	916,496
Occidental Petroleum Corporation	56,890	2,860,429
ONEOK, Inc.	32,556	2,240,178
Phillips 66	31,961	2,989,632
Pioneer Natural Resources Co.	11,479	1,766,159
Valero Energy Corporation	31,110	2,663,327
Williams Cos., Inc. (The)	96,309	2,700,504
		88,725,093
Financials — 12.3%
Affiliated Managers Group, Inc.	2,010	185,201
Aflac, Inc.	66,659	3,653,580
Allstate Corporation (The)	28,840	2,932,740
American Express Co.	47,721	5,890,680
American International Group, Inc.	67,569	3,600,076
Ameriprise Financial, Inc.	10,894	1,581,373
Arthur J. Gallagher & Co.	15,093	1,321,996
Assurant, Inc.	2,341	249,036
Bank of America Corporation	683,906	19,833,274
Bank of New York Mellon Corporation (The)	72,967	3,221,493
BB&T Corporation	59,156	2,906,334
Berkshire Hathaway, Inc. Class B*	149,610	31,892,364
BlackRock, Inc.	9,421	4,421,275
Capital One Financial Corporation	34,907	3,167,461
Cboe Global Markets, Inc.	8,664	897,850
	Shares	Value
Charles Schwab Corporation (The)	84,796	$ 3,407,951
Cincinnati Financial Corporation	10,988	1,139,126
Citigroup, Inc.	179,525	12,572,136
Citizens Financial Group, Inc.	37,570	1,328,475
CME Group, Inc.	28,081	5,450,803
Comerica, Inc.	10,547	766,134
Discover Financial Services	17,665	1,370,627
E*TRADE Financial Corporation	10,478	467,319
Everest Re Group, Ltd.	3,173	784,302
Fifth Third Bancorp	52,084	1,453,144
First Republic Bank	11,885	1,160,570
Franklin Resources, Inc.Δ	23,495	817,626
Goldman Sachs Group, Inc. (The)	27,330	5,591,718
Hartford Financial Services Group, Inc. (The)	28,747	1,601,783
Huntington Bancshares, Inc.	83,830	1,158,531
Intercontinental Exchange, Inc.	43,068	3,701,264
Invesco, Ltd.	43,478	889,560
Jefferies Financial Group, Inc.	12,259	235,741
JPMorgan Chase & Co.	247,056	27,620,861
KeyCorp	64,549	1,145,745
Lincoln National Corporation	19,455	1,253,875
Loews Corporation	12,502	683,484
M&T Bank Corporation	10,059	1,710,734
MarketAxess Holdings, Inc.	2,840	912,833
Marsh & McLennan Cos., Inc.	39,915	3,981,521
MetLife, Inc.	79,589	3,953,186
Moody’s Corporation	11,483	2,242,745
Morgan Stanley	104,741	4,588,703
MSCI, Inc.	3,800	907,402
Nasdaq, Inc.	9,140	878,994
Northern Trust Corporation	14,249	1,282,410
People’s United Financial, Inc.	11,480	192,634
PNC Financial Services Group, Inc. (The)	34,137	4,686,327
Principal Financial Group, Inc.	22,421	1,298,624
Progressive Corporation (The)	45,104	3,605,163
Prudential Financial, Inc.	36,128	3,648,928
Raymond James Financial, Inc.	9,228	780,227
Regions Financial Corporation	83,579	1,248,670
S&P Global, Inc.	17,423	3,968,785
State Street Corporation	30,870	1,730,572
SunTrust Banks, Inc.	34,810	2,187,809
SVB Financial Group*	2,215	497,467
Synchrony Financial	55,655	1,929,559
T. Rowe Price Group, Inc.	15,490	1,699,408
Torchmark Corporation	4,186	374,480
Travelers Cos., Inc. (The)	21,004	3,140,518
U.S. Bancorp	117,801	6,172,772
Unum Group	8,642	289,939
Wells Fargo & Co.	318,305	15,062,193
Zions Bancorp NAΔ	7,446	342,367
		233,670,478
Health Care — 12.9%
Abbott Laboratories	130,990	11,016,259
AbbVie, Inc.	116,652	8,482,933
ABIOMED, Inc.*	6,766	1,762,475
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Agilent Technologies, Inc.	32,843	$ 2,452,387
Alexion Pharmaceuticals, Inc.*	22,317	2,923,081
Align Technology, Inc.*	8,080	2,211,496
Amgen, Inc.	55,832	10,288,721
Anthem, Inc.	21,194	5,981,159
Baxter International, Inc.	41,154	3,370,513
Becton, Dickinson and Co.Δ	20,264	5,106,731
Biogen, Inc.*	17,050	3,987,483
Boston Scientific Corporation*	120,221	5,167,099
Bristol-Myers Squibb Co.	164,837	7,475,358
Cardinal Health, Inc.	27,527	1,296,522
Celgene Corporation*	57,184	5,286,089
Centene Corporation*	42,096	2,207,514
Cerner Corporation	28,126	2,061,636
Cigna Corporation	29,323	4,619,839
CVS Health Corporation	98,471	5,365,685
Danaher Corporation	49,319	7,048,671
DaVita, Inc.*	13,768	774,588
DENTSPLY SIRONA, Inc.	26,241	1,531,425
Edwards Lifesciences Corporation*	19,109	3,530,197
Eli Lilly & Co.	106,010	11,744,848
Gilead Sciences, Inc.	109,984	7,430,519
HCA Healthcare, Inc.	23,088	3,120,805
Henry Schein, Inc.*	11,738	820,486
Hologic, Inc.*	29,305	1,407,226
Humana, Inc.	11,904	3,158,131
IDEXX Laboratories, Inc.*	8,626	2,374,997
Illumina, Inc.*	10,930	4,023,879
Incyte Corporation*	16,895	1,435,399
Intuitive Surgical, Inc.*	9,533	5,000,535
IQVIA Holdings, Inc.*	14,217	2,287,515
Johnson & Johnson	227,204	31,644,973
Laboratory Corporation of America Holdings*	7,436	1,285,684
McKesson Corporation	16,930	2,275,223
Mettler-Toledo International, Inc.*	2,187	1,837,080
Nektar TherapeuticsΔ*	21,839	777,032
PerkinElmer, Inc.Δ	11,320	1,090,569
Quest Diagnostics, Inc.	16,017	1,630,691
Regeneron Pharmaceuticals, Inc.*	6,974	2,182,862
ResMed, Inc.	11,820	1,442,395
Stryker Corporation	23,247	4,779,118
Teleflex, Inc.	3,399	1,125,579
Thermo Fisher Scientific, Inc.	34,174	10,036,220
UnitedHealth Group, Inc.	74,142	18,091,389
Universal Health Services, Inc. Class B	9,989	1,302,466
Varian Medical Systems, Inc.*	9,565	1,302,083
Vertex Pharmaceuticals, Inc.*	23,140	4,243,413
Waters Corporation*	6,921	1,489,676
WellCare Health Plans, Inc.Δ*	4,802	1,368,906
Zimmer Biomet Holdings, Inc.	21,341	2,512,689
Zoetis, Inc.	78,966	8,961,851
		246,132,100
Industrials — 8.6%
3M Co.	44,568	7,725,417
A.O. Smith Corporation	16,217	764,794
	Shares	Value
Alaska Air Group, Inc.	10,021	$ 640,442
American Airlines Group, Inc.Δ	38,478	1,254,768
AMETEK, Inc.	16,745	1,521,116
Arconic, Inc.	16,474	425,359
Boeing Co. (The)	39,324	14,314,329
C.H. Robinson Worldwide, Inc.	12,459	1,050,917
Caterpillar, Inc.	42,426	5,782,240
Cintas CorporationΔ	6,438	1,527,673
Copart, Inc.*	8,500	635,290
CSX Corporation	58,186	4,501,851
Cummins, Inc.	10,680	1,829,911
Deere & Co.	22,646	3,752,669
Delta Air Lines, Inc.	56,365	3,198,714
Dover Corporation	13,712	1,373,942
Emerson Electric Co.	47,350	3,159,192
Equifax, Inc.Δ	8,312	1,124,115
Expeditors International of Washington, Inc.	6,818	517,214
Fastenal Co.	36,004	1,173,370
FedEx Corporation	17,757	2,915,522
Flowserve Corporation	4,858	255,968
Fortive CorporationΔ	19,215	1,566,407
Fortune Brands Home & Security, Inc.	18,870	1,078,043
General Dynamics Corporation	20,407	3,710,401
General Electric Co.	659,185	6,921,443
Harris Corporation	8,888	1,680,987
Honeywell International, Inc.	55,553	9,698,998
Huntington Ingalls Industries, Inc.	2,805	630,396
IHS Markit, Ltd.*	26,223	1,670,930
Illinois ToolWorks, Inc.	22,337	3,368,643
J.B. Hunt Transport Services, Inc.	3,269	298,819
Jacobs Engineering Group, Inc.	4,647	392,160
Kansas City Southern	10,006	1,218,931
L3 Technologies, Inc.	6,087	1,492,350
Lockheed Martin Corporation	19,185	6,974,515
Masco Corporation	31,887	1,251,246
Norfolk Southern Corporation	19,839	3,954,508
Northrop Grumman Corporation	12,728	4,112,544
PACCAR, Inc.	22,794	1,633,418
Parker-Hannifin Corporation	8,815	1,498,638
Quanta Services, Inc.	5,431	207,410
Raytheon Co.	22,977	3,995,241
Republic Services, Inc.	19,655	1,702,909
Robert Half International, Inc.	4,920	280,489
Rockwell Automation, Inc.	8,494	1,391,572
Roper Technologies, Inc.	6,043	2,213,309
Snap-on, Inc.Δ	5,899	977,110
Southwest Airlines Co.	36,781	1,867,739
Stanley Black & Decker, Inc.	10,352	1,497,003
Textron, Inc.	19,700	1,044,888
TransDigm Group, Inc.*	3,870	1,872,306
Union Pacific Corporation	55,813	9,438,536
United Continental Holdings, Inc.*	19,397	1,698,207
United Parcel Service, Inc. Class B	50,421	5,206,977
United Rentals, Inc.*	7,513	996,449
United Technologies Corporation	63,362	8,249,732
Verisk Analytics, Inc.	12,729	1,864,289

See Notes to Financial Statements.

	Shares	Value
W.W. Grainger, Inc.Δ	3,321	$ 890,792
Wabtec CorporationΔ	11,295	810,529
Waste Management, Inc.	33,085	3,817,016
Xylem, Inc.	6,524	545,667
		163,166,360
Information Technology — 20.0%
Adobe, Inc.*	35,347	10,414,993
Advanced Micro Devices, Inc.Δ*	67,324	2,044,630
Akamai Technologies, Inc.*	6,606	529,405
Alliance Data Systems Corporation	2,399	336,172
Amphenol Corporation Class A	18,535	1,778,248
Analog Devices, Inc.Δ	29,267	3,303,366
ANSYS, Inc.*	9,168	1,877,790
Apple, Inc.	334,672	66,238,282
Applied Materials, Inc.	77,376	3,474,956
Arista Networks, Inc.*	4,638	1,204,118
Autodesk, Inc.*	12,971	2,112,976
Automatic Data Processing, Inc.	32,517	5,376,036
Broadcom, Inc.	31,170	8,972,596
Broadridge Financial Solutions, Inc.	6,807	869,118
Cadence Design Systems, Inc.*	14,000	991,340
Cisco Systems, Inc.	338,843	18,544,877
Citrix Systems, Inc.	9,508	933,115
Cognizant Technology Solutions Corporation Class A	43,559	2,761,205
Corning, Inc.	59,799	1,987,121
DXC Technology Co.	18,725	1,032,684
F5 Networks, Inc.*	2,480	361,162
Fidelity National Information Services, Inc.	26,656	3,270,158
Fiserv, Inc.Δ*	26,681	2,432,240
FleetCor Technologies, Inc.*	6,254	1,756,436
FLIR Systems, Inc.	5,180	280,238
Fortinet, Inc.*	7,377	566,775
Gartner, Inc.*	3,738	601,594
Global Payments, Inc.Δ	11,780	1,886,331
Hewlett Packard Enterprise Co.	113,804	1,701,370
HP, Inc.	132,336	2,751,265
Intel Corporation	337,349	16,148,897
International Business Machines Corporation	69,494	9,583,223
Intuit, Inc.	17,914	4,681,466
Jack Henry & Associates, Inc.	5,530	740,578
Juniper Networks, Inc.	15,019	399,956
Keysight Technologies, Inc.*	13,420	1,205,250
KLA-Tencor CorporationΔ	9,794	1,157,651
Lam Research Corporation	10,705	2,010,827
Mastercard, Inc. Class A	66,584	17,613,465
Maxim Integrated Products, Inc.	19,970	1,194,605
Microchip Technology, Inc.Δ	16,977	1,471,906
Micron Technology, Inc.*	84,017	3,242,216
Microsoft Corporation	575,360	77,075,226
Motorola Solutions, Inc.	13,048	2,175,493
NetApp, Inc.	21,788	1,344,320
NVIDIA Corporation	43,187	7,092,601
Oracle Corporation	205,823	11,725,736
Paychex, Inc.	27,668	2,276,800
PayPal Holdings, Inc.*	83,736	9,584,423
	Shares	Value
Qorvo, Inc.*	4,807	$ 320,194
QUALCOMM, Inc.	91,816	6,984,443
Red Hat, Inc.*	12,859	2,414,406
salesforce.com, Inc.*	54,289	8,237,270
Skyworks Solutions, Inc.	15,074	1,164,768
Symantec Corporation	47,298	1,029,204
Synopsys, Inc.*	15,492	1,993,665
Texas Instruments, Inc.	69,952	8,027,691
Total System Services, Inc.	13,565	1,739,982
VeriSign, Inc.*	7,867	1,645,462
Visa, Inc. Class AΔ	130,994	22,734,009
Western Digital CorporationΔ	24,973	1,187,466
Western Union Co. (The)Δ	39,393	783,527
Xerox Corporation	11,464	405,940
Xilinx, Inc.	18,364	2,165,483
		381,948,746
Materials — 2.1%
Air Products & Chemicals, Inc.	16,602	3,758,195
Albemarle CorporationΔ	5,038	354,726
Avery Dennison Corporation	3,272	378,505
Ball Corporation	26,240	1,836,538
Celanese Corporation	9,582	1,032,940
CF Industries Holdings, Inc.	17,082	797,900
Corteva, Inc.*	55,219	1,632,826
Dow, Inc.	55,219	2,722,849
DuPont de Nemours, Inc.	55,219	4,145,290
Eastman Chemical Co.	14,389	1,119,896
Ecolab, Inc.	18,944	3,740,303
FMC Corporation	5,397	447,681
Freeport-McMoRan, Inc.	112,863	1,310,339
International Flavors & Fragrances, Inc.Δ	5,978	867,348
International Paper Co.	30,010	1,300,033
Martin Marietta Materials, Inc.	5,969	1,373,527
Mosaic Co. (The)	26,057	652,207
Newmont Goldcorp Corporation	61,126	2,351,517
Nucor Corporation	22,789	1,255,674
Packaging Corporation of America	6,567	625,966
PPG Industries, Inc.	18,443	2,152,482
Sealed Air Corporation	10,710	458,174
Sherwin-Williams Co. (The)	6,348	2,909,225
Vulcan Materials Co.	11,222	1,540,893
Westrock Co.	21,818	795,702
		39,560,736
Real Estate — 3.0%
Alexandria Real Estate Equities, Inc. REITΔ	3,214	453,463
American Tower Corporation REIT	31,527	6,445,695
Apartment Investment & Management Co. Class A REIT	5,953	298,364
AvalonBay Communities, Inc. REIT	11,730	2,383,301
Boston Properties, Inc. REIT	11,272	1,454,088
CBRE Group, Inc. Class A*	26,915	1,380,740
Crown Castle International Corporation REIT	30,379	3,959,903
Digital Realty Trust, Inc. REITΔ	16,030	1,888,174
Duke Realty Corporation REIT	32,547	1,028,811
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Equinix, Inc. REIT	5,188	$ 2,616,257
Equity Residential REIT	36,341	2,759,009
Essex Property Trust, Inc. REIT	5,627	1,642,690
Extra Space Storage, Inc. REIT	8,534	905,457
Federal Realty Investment Trust REIT	2,600	334,776
HCP, Inc. REITΔ	46,597	1,490,172
Host Hotels & Resorts, Inc. REIT	47,435	864,266
Iron Mountain, Inc. REITΔ	20,523	642,370
Kimco Realty Corporation REITΔ	56,971	1,052,824
Macerich Co. (The) REITΔ	4,614	154,523
Mid-America Apartment Communities, Inc. REIT	7,607	895,800
Prologis, Inc. REIT	48,593	3,892,299
Public Storage REIT	13,141	3,129,792
Realty Income Corporation REIT	28,647	1,975,784
Regency Centers Corporation REIT	15,104	1,008,041
SBA Communications Corporation REIT*	9,082	2,041,997
Simon Property Group, Inc. REIT	23,980	3,831,045
SL Green Realty Corporation REIT	3,720	298,976
UDR, Inc. REIT	11,107	498,593
Ventas, Inc. REIT	33,547	2,292,937
Vornado Realty Trust REIT	15,993	1,025,151
Welltower, Inc. REIT	31,626	2,578,468
Weyerhaeuser Co. REIT	49,383	1,300,748
		56,524,514
Utilities — 3.3%
AES Corporation	56,201	941,929
Alliant Energy Corporation	6,500	319,020
Ameren Corporation	19,884	1,493,487
American Electric Power Co., Inc.	43,060	3,789,711
American Water Works Co., Inc.	16,565	1,921,540
Atmos Energy Corporation	8,640	912,038
CenterPoint Energy, Inc.	32,201	921,915
CMS Energy CorporationΔ	24,417	1,413,988
Consolidated Edison, Inc.	33,879	2,970,511
Dominion Energy, Inc.	73,876	5,712,092
DTE Energy Co.	15,525	1,985,337
Duke Energy Corporation	60,096	5,302,871
Edison International	25,039	1,687,879
Entergy Corporation	9,511	978,967
Evergy, Inc.	17,247	1,037,407
Eversource Energy	22,827	1,729,374
Exelon Corporation	74,076	3,551,203
FirstEnergy CorporationΔ	31,999	1,369,877
NextEra Energy, Inc.	33,860	6,936,560
NiSource, Inc.	23,079	664,675
NRG Energy, Inc.	19,377	680,520
Pinnacle West Capital Corporation	4,108	386,522
PPL CorporationΔ	51,392	1,593,666
Public Service Enterprise Group, Inc.	46,751	2,749,894
Sempra Energy	20,984	2,884,041
	Shares	Value
Southern Co. (The)	81,308	$ 4,494,706
WEC Energy Group, Inc.	28,327	2,361,622
Xcel Energy, Inc.	35,982	2,140,569
		62,931,921
Total Common Stocks (Cost $1,327,622,398)		1,779,765,743
FOREIGN COMMON STOCKS — 3.4%
Curacao — 0.2%
Schlumberger, Ltd.	106,365	4,226,945
Ireland — 2.1%
Accenture PLC Class A	46,917	8,668,854
Allegion PLC	11,277	1,246,672
Eaton Corporation PLC	34,612	2,882,487
Ingersoll-Rand PLC	16,206	2,052,814
Johnson Controls International PLC	75,803	3,131,422
Linde PLC	41,176	8,268,141
Medtronic PLC	104,997	10,225,658
Pentair PLC	6,692	248,943
Seagate Technology PLC	24,342	1,146,995
Willis Towers Watson PLC	8,889	1,702,599
		39,574,585
Jersey — 0.1%
Amcor PLCΔ*	120,129	1,380,282
Aptiv PLCΔ	15,022	1,214,228
		2,594,510
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,352,383
Mylan NV*	84,301	1,605,091
		3,957,474
Switzerland — 0.5%
Chubb, Ltd.	35,583	5,241,020
Garmin, Ltd.	4,430	353,514
TE Connectivity, Ltd.	28,610	2,740,266
		8,334,800
United Kingdom — 0.3%
Aon PLC	19,060	3,678,199
Nielsen Holdings PLC	40,749	920,927
TechnipFMC PLC	23,072	598,488
		5,197,614
Total Foreign Common Stocks (Cost $56,513,459)		63,885,928
MONEY MARKET FUNDS — 3.1%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	58,037,391	58,037,391

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	1,552,715	$ 1,552,715
Total Money Market Funds (Cost $59,590,106)		59,590,106

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $2,179,944)	$2,200,000	2,182,041
TOTAL INVESTMENTS — 100.0% (Cost $1,445,905,907)		1,905,423,818
Liabilities in Excess of Other Assets — (0.0)%		(245,764)
NET ASSETS — 100.0%		$1,905,178,054
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	20.8
Health Care	13.5
Financials	12.9
Communication Services	9.9
Consumer Discretionary	9.6
Industrials	9.2
Consumer Staples	7.0
Energy	4.9
Utilities	3.3
Money Market Funds	3.1
Real Estate	3.0
Materials	2.7
U.S. Treasury Obligation	0.1
100.0
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2019	387	$56,970,270	$816,579
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,779,765,743	$1,779,765,743	$ —	$ —
Foreign Common Stocks	63,885,928	63,885,928	—	—
Money Market Funds	59,590,106	59,590,106	—	—
U.S. Treasury Obligation	2,182,041	—	2,182,041	—
Total Assets - Investments in Securities	$1,905,423,818	$1,903,241,777	$2,182,041	$ —
Other Financial Instruments***
Futures Contracts	$ 816,579	$ 816,579	$ —	$ —
Total Assets - Other Financial Instruments	$ 816,579	$ 816,579	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 79.6%
Communication Services — 4.7%
Activision Blizzard, Inc.	4,616	$ 217,875
AMC Networks, Inc. Class AΔ*	7,096	386,661
AT&T, Inc.	206,644	6,924,640
Charter Communications, Inc. Class A*	426	168,347
Cinemark Holdings, Inc.	12,689	458,073
Comcast Corporation Class A	404,826	17,116,043
Discovery, Inc. Class AΔ*	94,600	2,904,220
Electronic Arts, Inc.*	10,804	1,094,013
Facebook, Inc. Class A*	6,436	1,242,148
Fox Corporation Class B	256	9,352
Sinclair Broadcast Group, Inc. Class A	16,203	868,967
TEGNA, Inc.Δ	34,948	529,462
Telephone & Data Systems, Inc.	27,903	848,251
T-Mobile US, Inc.*	9,047	670,745
Verizon Communications, Inc.	336,660	19,233,386
Walt Disney (The) Co.	11,292	1,576,815
		54,248,998
Consumer Discretionary — 6.2%
Advance Auto Parts, Inc.	61,628	9,499,340
Aramark	380,086	13,705,901
Booking Holdings, Inc.*	536	1,004,844
Carnival Corporation	2,670	124,288
Dana, Inc.	112,181	2,236,889
Deckers Outdoor Corporation*	7,398	1,301,826
Dollar General Corporation	88,749	11,995,315
eBay, Inc.	56,801	2,243,639
Expedia Group, Inc.	4,130	549,414
Ford Motor Co.	26,225	268,282
General Motors Co.	10,954	422,058
Graham Holdings Co. Class B	321	221,500
H&R Block, Inc.	10,633	311,547
Home Depot, Inc. (The)	3,115	647,826
Lennar Corporation Class A	142,550	6,907,973
Lennar Corporation Class B	3,259	125,504
Lowe’s Cos., Inc.	107,248	10,822,396
McDonald’s Corporation	4,182	868,434
Norwegian Cruise Line Holdings, Ltd.*	17,130	918,682
Starbucks Corporation	26,120	2,189,640
Tapestry, Inc.	59,193	1,878,194
Target Corporation	17,172	1,487,267
Wyndham Destinations, Inc.	3,553	155,977
Yum! Brands, Inc.	14,392	1,592,763
		71,479,499
Consumer Staples — 4.6%
Coca-Cola Co. (The)	48,538	2,471,555
Colgate-Palmolive Co.	23,572	1,689,405
Conagra Brands, Inc.	54,468	1,444,491
General Mills, Inc.	16,708	877,504
Ingredion, Inc.	20,563	1,696,242
Keurig Dr. Pepper, Inc.	2,760	79,764
Kimberly-Clark Corporation	2,726	363,321
Kraft Heinz Co. (The)	8,009	248,599
	Shares	Value
Mondelez International, Inc. Class A	164,589	$ 8,871,347
Monster Beverage Corporation*	10,872	693,960
Nu Skin Enterprises, Inc. Class A	9,340	460,649
PepsiCo, Inc.	101,007	13,245,048
Pilgrim’s Pride Corporation*	21,729	551,699
Post Holdings, Inc.*	1,464	152,212
Procter & Gamble Co. (The)	148,698	16,304,736
Tyson Foods, Inc. Class A	30,129	2,432,615
Walgreens Boots Alliance, Inc.	5,283	288,822
Walmart, Inc.	9,248	1,021,812
		52,893,781
Energy — 6.5%
Anadarko Petroleum Corporation	2,286	161,300
Baker Hughes a GE Co.	137,989	3,398,669
Chevron Corporation	174,759	21,747,010
ConocoPhillips	46,471	2,834,731
EOG Resources, Inc.	120,846	11,258,013
Exxon Mobil Corporation	64,094	4,911,523
Hess CorporationΔ	154,607	9,828,367
HollyFrontier Corporation	20,480	947,814
Kinder Morgan, Inc.	12,449	259,935
Marathon Petroleum Corporation	50,783	2,837,754
Occidental Petroleum Corporation	5,070	254,920
Peabody Energy Corporation	17,665	425,727
Phillips 66	122,112	11,422,357
Valero Energy Corporation	65,489	5,606,513
		75,894,633
Financials — 20.3%
Aflac, Inc.	22,367	1,225,935
Alleghany Corporation*	1,156	787,363
Allstate Corporation (The)	9,516	967,682
Ally Financial, Inc.	78,097	2,420,226
American Express Co.	83,995	10,368,343
American International Group, Inc.	334,513	17,822,853
Ameriprise Financial, Inc.	10,478	1,520,986
Arch Capital Group, Ltd.*	18,767	695,880
AXA Equitable Holdings, Inc.	28,491	595,462
Bank of America Corporation	54,882	1,591,578
Bank of New York Mellon Corporation (The)	191,165	8,439,935
BankUnited, Inc.	22,672	764,953
BB&T Corporation	220,906	10,853,112
Berkshire Hathaway, Inc. Class B*	69,932	14,907,404
BlackRock, Inc.	758	355,729
Capital One Financial Corporation	10,213	926,728
Charles Schwab Corporation (The)	2,949	118,520
Citigroup, Inc.	138,081	9,669,812
Citizens Financial Group, Inc.	65,935	2,331,462
CME Group, Inc.	2,265	439,659
CNO Financial Group, Inc.	6,896	115,025
Discover Financial Services	4,290	332,861
Essent Group, Ltd.*	3,283	154,268
First Citizens BancShares, Inc. Class A	319	143,636
First Hawaiian, Inc.	43,984	1,137,866
Goldman Sachs Group, Inc. (The)	2,146	439,072

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hanover Insurance Group, Inc. (The)	3,567	$ 457,646
Hartford Financial Services Group, Inc. (The)	86,676	4,829,587
IBERIABANK Corporation	10,503	796,653
Intercontinental Exchange, Inc.	63,041	5,417,744
JPMorgan Chase & Co.	279,337	31,229,877
Lincoln National Corporation	10,251	660,677
Marsh & McLennan Cos., Inc.	317	31,621
MetLife, Inc.	98,239	4,879,531
MGIC Investment Corporation*	117,171	1,539,627
Morgan Stanley	40,012	1,752,926
Navient Corporation	77,560	1,058,694
New York Community Bancorp, Inc.Δ	343,299	3,426,124
Northern Trust Corporation	123,854	11,146,860
Old Republic International Corporation	74,925	1,676,821
PNC Financial Services Group, Inc. (The)	108,795	14,935,378
Popular, Inc.	31,663	1,717,401
Principal Financial Group, Inc.	16,523	957,012
Progressive Corporation (The)	2,335	186,637
Prudential Financial, Inc.	20,727	2,093,427
Radian Group, Inc.	39,568	904,129
Reinsurance Group of America, Inc.	101,044	15,765,895
State Street Corporation	5,184	290,615
TD Ameritrade Holding Corporation	121	6,040
Travelers Cos., Inc. (The)	1,398	209,029
U.S. Bancorp	425,973	22,320,985
Voya Financial, Inc.	39,476	2,183,023
Wells Fargo & Co.	280,126	13,255,562
Zions Bancorp NA	63,800	2,933,524
		235,789,395
Health Care — 11.2%
Abbott Laboratories	6,514	547,827
Agilent Technologies, Inc.	28,109	2,098,899
Alexion Pharmaceuticals, Inc.*	711	93,127
Amgen, Inc.	1,092	201,234
Anthem, Inc.	34,903	9,849,976
Baxter International, Inc.	2,173	177,969
Becton, Dickinson and Co.	1,687	425,141
Biogen, Inc.*	1,055	246,733
Boston Scientific Corporation*	192	8,252
Bristol-Myers Squibb Co.	53,690	2,434,842
Bruker Corporation	29,334	1,465,233
Centene Corporation*	35,202	1,845,993
Cerner Corporation	95,000	6,963,500
Cigna Corporation	22,911	3,609,628
CVS Health Corporation	168,036	9,156,282
Danaher Corporation	3,971	567,535
Eli Lilly & Co.	22,005	2,437,934
Exelixis, Inc.*	23,614	504,631
Gilead Sciences, Inc.	64,535	4,359,985
HCA Healthcare, Inc.	850	114,895
Humana, Inc.	8,858	2,350,027
Johnson & Johnson	251,497	35,028,502
McKesson Corporation	28,393	3,815,735
Mettler-Toledo International, Inc.*	885	743,400
Molina Healthcare, Inc.*	29,589	4,235,369
	Shares	Value
Quest Diagnostics, Inc.	108,900	$ 11,087,109
Regeneron Pharmaceuticals, Inc.*	576	180,288
Repligen CorporationΔ*	2,075	178,346
Thermo Fisher Scientific, Inc.	1,050	308,364
UnitedHealth Group, Inc.	28,122	6,862,049
Varian Medical Systems, Inc.*	12,229	1,664,734
Waters Corporation*	3,072	661,217
Zimmer Biomet Holdings, Inc.	129,700	15,270,878
Zoetis, Inc.	7,603	862,864
		130,358,498
Industrials — 8.0%
3M Co.	943	163,460
Allison Transmission Holdings, Inc.	8,054	373,303
Carlisle Cos., Inc.	4,849	680,848
Caterpillar, Inc.	3,220	438,854
Crane Co.	1,408	117,484
CSX Corporation	2,895	223,986
Cummins, Inc.	1,371	234,907
Curtiss-Wright Corporation	10,812	1,374,530
Deere & Co.	1,805	299,107
Delta Air Lines, Inc.	13,853	786,158
EMCOR Group, Inc.	15,278	1,345,992
Emerson Electric Co.	9,540	636,509
FedEx Corporation	1,548	254,166
General Dynamics Corporation	26,978	4,905,140
General Electric Co.	1,269,270	13,327,335
HD Supply Holdings, Inc.*	7,769	312,935
Hillenbrand, Inc.	8,646	342,122
Honeywell International, Inc.	2,294	400,509
Hubbell, Inc.	96,000	12,518,400
Jacobs Engineering Group, Inc.	102,063	8,613,097
JetBlue Airways Corporation*	83,622	1,546,171
Lockheed Martin Corporation	32	11,633
ManpowerGroup, Inc.	23,006	2,222,380
Norfolk Southern Corporation	1,348	268,697
PACCAR, Inc.	20,492	1,468,457
Raytheon Co.	729	126,758
Regal Beloit Corporation	5,472	447,117
Resideo Technologies, Inc.*	116	2,543
Robert Half International, Inc.	17,427	993,513
Roper Technologies, Inc.	430	157,492
Southwest Airlines Co.	151,151	7,675,448
Spirit AeroSystems Holdings, Inc. Class A	8,341	678,707
Teledyne Technologies, Inc.*	3,624	992,505
Terex Corporation	51,060	1,603,284
Textron, Inc.	84,963	4,506,437
Uber Technologies, Inc.*	756	35,063
United Continental Holdings, Inc.*	24,335	2,130,529
United Parcel Service, Inc. Class B	29,535	3,050,079
United Technologies Corporation	79,773	10,386,445
Wabtec CorporationΔ	92,632	6,647,272
Waste Management, Inc.	593	68,414
WESCO International, Inc.*	13,391	678,254
		93,046,040
Information Technology — 7.5%
Analog Devices, Inc.	1,759	198,538

See Notes to Financial Statements.

	Shares	Value
Applied Materials, Inc.	156,957	$ 7,048,939
Autodesk, Inc.*	138	22,480
Avnet, Inc.	24,297	1,099,925
Broadcom, Inc.	18,762	5,400,829
Cadence Design Systems, Inc.*	24,627	1,743,838
Cisco Systems, Inc.	90,602	4,958,647
Citrix Systems, Inc.	16,564	1,625,591
Cognizant Technology Solutions Corporation Class A	3,431	217,491
Corning, Inc.	125,775	4,179,503
Cypress Semiconductor Corporation	170,100	3,783,024
Dell Technologies, Inc. Class C*	387	19,660
Fidelity National Information Services, Inc.	913	112,007
Hewlett Packard Enterprise Co.	1,779	26,596
HP, Inc.	117,440	2,441,578
Intel Corporation	42,552	2,036,964
International Business Machines Corporation	22,474	3,099,165
Intuit, Inc.	1,244	325,094
Jabil, Inc.	30,383	960,103
Manhattan Associates, Inc.*	14,332	993,638
Maxim Integrated Products, Inc.	100,500	6,011,910
Micron Technology, Inc.*	6,655	256,816
Microsoft Corporation	82,083	10,995,839
Oracle Corporation	221,434	12,615,095
QUALCOMM, Inc.	114,766	8,730,250
Synopsys, Inc.*	2,180	280,544
Teradata CorporationΔ*	30,307	1,086,506
Texas Instruments, Inc.	48,403	5,554,728
VeriSign, Inc.*	7,179	1,501,560
Worldpay, Inc. Class A*	462	56,618
		87,383,476
Materials — 4.3%
Air Products & Chemicals, Inc.	62,949	14,249,765
Cabot Corporation	8,018	382,539
Cleveland-Cliffs, Inc.Δ	51,710	551,746
Corteva, Inc.*	267,987	7,924,375
Domtar Corporation	20,877	929,653
Dow, Inc.	81,152	4,001,605
DuPont de Nemours, Inc.	125,361	9,410,850
Freeport-McMoRan, Inc.	305,131	3,542,571
Huntsman Corporation	51,978	1,062,430
PPG Industries, Inc.	931	108,657
Reliance Steel & Aluminum Co.	19,742	1,867,988
Sonoco Products Co.	76,600	5,005,044
Southern Copper Corporation	295	11,461
Steel Dynamics, Inc.	36,328	1,097,106
Trinseo SA	5,885	249,171
		50,394,961
Real Estate — 2.2%
American Campus Communities, Inc. REIT	29,815	1,376,261
Brandywine Realty Trust REIT	9,464	135,525
CBRE Group, Inc. Class A*	41,921	2,150,547
Corporate Office Properties Trust REIT	9,144	241,127
	Shares	Value
Cousins Properties, Inc. REITΔ	27,525	$ 995,579
Crown Castle International Corporation REIT	22	2,868
Douglas Emmett, Inc. REIT	4,073	162,268
Jones Lang LaSalle, Inc.Δ	28,177	3,964,222
Paramount Group, Inc. REIT	40,834	572,085
Park Hotels & Resorts, Inc. REIT	78,311	2,158,251
Prologis, Inc. REIT	3,910	313,191
Public Storage REIT	313	74,547
Simon Property Group, Inc. REIT	542	86,590
VEREIT, Inc. REIT	79,710	718,187
Welltower, Inc. REIT	72,300	5,894,619
Weyerhaeuser Co. REIT	264,900	6,977,466
		25,823,333
Utilities — 4.1%
AES Corporation	356,312	5,971,789
American Electric Power Co., Inc.	2,866	252,237
Dominion Energy, Inc.	121,139	9,366,467
Duke Energy Corporation	5,419	478,173
Exelon Corporation	61,846	2,964,897
NextEra Energy, Inc.	2,973	609,049
Pinnacle West Capital Corporation	154,200	14,508,678
PNM Resources, Inc.	18,452	939,391
Portland General Electric Co.	27,768	1,504,193
Public Service Enterprise Group, Inc.	36,578	2,151,518
Sempra Energy	9,452	1,299,083
Southern Co. (The)	6,826	377,341
Southwest Gas Holdings, Inc.	8,132	728,790
Xcel Energy, Inc.	117,000	6,960,330
		48,111,936
Total Common Stocks (Cost $814,216,640)		925,424,550
FOREIGN COMMON STOCKS — 16.6%
Curacao — 1.2%
Schlumberger, Ltd.	343,962	13,669,050
France — 1.5%
Sanofi ADR	120,431	5,211,049
TOTAL SA ADR	223,100	12,446,749
		17,657,798
Germany — 0.7%
Siemens AG	68,935	8,199,175
Ireland — 5.9%
Eaton Corporation PLC	2,914	242,678
Jazz Pharmaceuticals PLC*	4,797	683,860
Johnson Controls International PLC	589,493	24,351,956
Linde PLC	3,444	691,555
Medtronic PLC	350,181	34,104,128
nVent Electric PLC	359,464	8,911,112
		68,985,289
Israel — 0.0%
Israel Chemicals, Ltd.Δ	28,462	148,002
Taro Pharmaceutical Industries, Ltd.	813	69,447
		217,449
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Japan — 0.4%
Honda Motor Co., Ltd. ADR	202,900	$ 5,242,936
Netherlands — 0.3%
Koninklijke Philips NVΔ	66,900	2,915,502
LyondellBasell Industries NV Class A	2,031	174,930
		3,090,432
Norway — 0.9%
Orkla ASA	1,191,608	10,571,645
Sweden — 0.6%
Atlas Copco AB, B Shares	228,734	6,561,895
Switzerland — 3.4%
Chubb, Ltd.	99,349	14,633,114
Nestle SA	58,214	6,026,539
Novartis AG ADR	126,400	11,541,584
TE Connectivity, Ltd.	82,800	7,930,584
		40,131,821
United Kingdom — 1.7%
BP PLC ADR	253,668	10,577,955
Nielsen Holdings PLC	299,391	6,766,237
TechnipFMC PLC	73,400	1,903,996
		19,248,188
Total Foreign Common Stocks (Cost $189,523,662)		193,575,678
MUTUAL FUNDS — 0.8%
iShares Russell 1000 Value ETF (Cost $8,745,437)	69,500	8,841,790
MONEY MARKET FUNDS — 3.1%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	34,621,659	34,621,659
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	932,558	932,558
Total Money Market Funds (Cost $35,554,217)		35,554,217

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,486,247)	$1,500,000	$ 1,487,756
TOTAL INVESTMENTS — 100.2% (Cost $1,049,526,203)		1,164,883,991
Liabilities in Excess of Other Assets — (0.2)%		(2,706,934)
NET ASSETS — 100.0%		$1,162,177,057
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.5
Health Care	15.8
Industrials	12.8
Energy	9.9
Information Technology	8.2
Consumer Discretionary	6.6
Consumer Staples	6.0
Communication Services	4.7
Materials	4.4
Utilities	4.1
Money Market Funds	3.1
Real Estate	2.2
Mutual Funds	0.8
U.S. Treasury Obligation	0.1
100.2

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Micro S&P 500® E-Mini	09/2019	17	$ 250,257	$ 1,979
S&P 500® E-Mini	09/2019	235	34,594,350	568,373
Total Futures Contracts outstanding at June 30, 2019			$34,844,607	$570,352

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/19	U.S. Dollars	5,130,150	Japanese Yen	548,454,103	BOA	$ 8,289
Subtotal Appreciation						$ 8,289
09/30/19	U.S. Dollars	10,352,628	Norwegian Kroner	88,284,568	GSC	$ (22,349)
09/30/19	U.S. Dollars	6,333,695	Swedish Kronor	59,084,508	GSC	(70,836)
09/30/19	U.S. Dollars	20,130,273	Euro	17,649,619	CS	(86,277)
09/30/19	U.S. Dollars	17,148,281	Swiss Francs	16,704,483	UBS	(107,265)
Subtotal Depreciation						$(286,727)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$(278,438)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 925,424,550	$ 925,424,550	$ —	$ —
Foreign Common Stocks	193,575,678	193,575,678	—	—
Money Market Funds	35,554,217	35,554,217	—	—
Mutual Funds	8,841,790	8,841,790	—	—
U.S. Treasury Obligation	1,487,756	—	1,487,756	—
Total Assets - Investments in Securities	$1,164,883,991	$1,163,396,235	$1,487,756	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 8,289	$ —	$ 8,289	$ —
Futures Contracts	570,352	570,352	—	—
Total Assets - Other Financial Instruments	$ 578,641	$ 570,352	$ 8,289	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (286,727)	$ —	$ (286,727)	$ —
Total Liabilities - Other Financial Instruments	$ (286,727)	$ —	$ (286,727)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 93.1%
Communication Services — 12.2%
Activision Blizzard, Inc.	58,900	$ 2,780,080
Alphabet, Inc. Class A*	27,352	29,616,746
Alphabet, Inc. Class C*	36,192	39,120,295
Comcast Corporation Class A	262,279	11,089,156
Electronic Arts, Inc.*	92,881	9,405,130
Facebook, Inc. Class A*	359,360	69,356,480
Match Group, Inc.Δ	103,900	6,989,353
Netflix, Inc.*	36,429	13,381,100
Walt Disney (The) Co.	107,467	15,006,692
		196,745,032
Consumer Discretionary — 15.4%
Advance Auto Parts, Inc.	55,530	8,559,394
Alibaba Group Holding, Ltd. ADR*	328,005	55,580,447
Amazon.com, Inc.*	54,177	102,591,193
Booking Holdings, Inc.*	4,426	8,297,466
Chipotle Mexican Grill, Inc.*	11,284	8,269,818
Floor & Decor Holdings, Inc. Class AΔ*	90,030	3,772,257
GrubHub, Inc.Δ*	77,414	6,037,518
Home Depot, Inc. (The)	51,806	10,774,094
Starbucks Corporation	208,449	17,474,280
TJX Cos., Inc. (The)	151,544	8,013,647
Yum China Holdings, Inc.	158,224	7,309,949
Yum! Brands, Inc.	101,929	11,280,482
		247,960,545
Consumer Staples — 6.9%
Coca-Cola Co. (The)	393,197	20,021,591
Colgate-Palmolive Co.	271,123	19,431,385
Costco Wholesale Corporation	64,109	16,941,444
Estee Lauder Cos., Inc. (The) Class A	53,326	9,764,524
McCormick & Co., Inc. (Non-Voting Shares)	35,858	5,558,349
Monster Beverage Corporation*	387,742	24,749,572
Procter & Gamble Co. (The)	136,408	14,957,137
		111,424,002
Energy — 0.5%
Pioneer Natural Resources Co.	48,146	7,407,743
Financials — 3.5%
American Express Co.	130,644	16,126,695
BlackRock, Inc.	18,524	8,693,313
Charles Schwab Corporation (The)	241,328	9,698,972
FactSet Research Systems, Inc.Δ	37,924	10,867,502
SEI Investments Co.	208,764	11,711,661
		57,098,143
Health Care — 13.4%
ABIOMED, Inc.*	11,050	2,878,415
Alexion Pharmaceuticals, Inc.*	76,632	10,037,259
Align Technology, Inc.*	17,400	4,762,380
Amgen, Inc.	49,477	9,117,622
BioMarin Pharmaceutical, Inc.*	108,093	9,258,165
Cerner Corporation	166,456	12,201,225
Danaher Corporation	79,089	11,303,400
	Shares	Value
DexCom, Inc.*	61,903	$ 9,275,546
Edwards Lifesciences Corporation*	82,889	15,312,914
Illumina, Inc.*	20,957	7,715,320
Intuitive Surgical, Inc.*	21,282	11,163,473
Johnson & Johnson	68,876	9,593,049
Mirati Therapeutics, Inc.Δ*	14,853	1,529,859
Regeneron Pharmaceuticals, Inc.*	43,083	13,484,979
Sarepta Therapeutics, Inc.Δ*	20,514	3,117,102
Thermo Fisher Scientific, Inc.	86,749	25,476,446
UnitedHealth Group, Inc.	70,585	17,223,446
Varian Medical Systems, Inc.*	76,247	10,379,504
Zoetis, Inc.	279,658	31,738,386
		215,568,490
Industrials — 8.3%
BWX Technologies, Inc.	110,287	5,745,953
C.H. Robinson Worldwide, Inc.	40,620	3,426,297
Caterpillar, Inc.	47,246	6,439,157
Cintas Corporation	41,982	9,961,909
CoStar Group, Inc.*	17,941	9,940,390
Deere & Co.	85,343	14,142,189
Expeditors International of Washington, Inc.	213,094	16,165,311
Fortive Corporation	118,995	9,700,472
Honeywell International, Inc.	69,894	12,202,793
IHS Markit, Ltd.*	146,250	9,319,050
Roper Technologies, Inc.	34,130	12,500,454
Uber Technologies, Inc.Δ*	127,070	5,893,507
United Parcel Service, Inc. Class B	91,142	9,412,234
W.W. Grainger, Inc.	35,925	9,636,163
		134,485,879
Information Technology — 30.1%
Adobe, Inc.*	114,260	33,666,709
Akamai Technologies, Inc.*	141,711	11,356,719
Amphenol Corporation Class A	89,038	8,542,306
Apple, Inc.	58,737	11,625,227
Autodesk, Inc.*	206,912	33,705,965
Automatic Data Processing, Inc.	36,436	6,023,964
Cisco Systems, Inc.	280,832	15,369,935
FleetCor Technologies, Inc.*	17,428	4,894,654
Genpact, Ltd.	227,536	8,666,846
Intuit, Inc.	61,893	16,174,498
Microsoft Corporation	468,956	62,821,346
Nutanix, Inc. Class A*	156,902	4,070,038
NVIDIA Corporation	109,867	18,043,457
Oracle Corporation	675,276	38,470,474
Palo Alto Networks, Inc.*	48,747	9,932,689
PayPal Holdings, Inc.*	138,649	15,869,764
QUALCOMM, Inc.	366,156	27,853,487
salesforce.com, Inc.*	119,733	18,167,088
ServiceNow, Inc.*	60,300	16,556,571
Splunk, Inc.*	69,515	8,741,511
Texas Instruments, Inc.	79,930	9,172,767
TiVo Corporation	7	52
Twilio, Inc. Class AΔ*	22,200	3,026,970
Visa, Inc. Class AΔ	530,075	91,994,516

See Notes to Financial Statements.

	Shares	Value
Vmware, Inc. Class A	40,644	$ 6,796,083
Workday, Inc. Class A*	19,700	4,049,926
		485,593,562
Materials — 1.3%
Ecolab, Inc.	55,430	10,944,099
Sherwin-Williams Co. (The)	21,809	9,994,847
		20,938,946
Real Estate — 1.5%
Equinix, Inc. REIT	21,191	10,686,409
SBA Communications Corporation REIT*	56,434	12,688,621
		23,375,030
Total Common Stocks (Cost $1,009,883,946)		1,500,597,372
FOREIGN COMMON STOCKS — 3.3%
Curacao — 0.5%
Schlumberger, Ltd.	215,661	8,570,368
France — 0.9%
Danone SA ADRΔ	862,086	14,595,116
Ireland — 0.6%
Linde PLC	47,542	9,546,434
Netherlands — 0.4%
NXP Semiconductor NV	65,988	6,441,089
Switzerland — 0.7%
Alcon, Inc.Δ*	21,126	1,310,868
Novartis AG ADRΔ	105,633	9,645,349
		10,956,217
United Kingdom — 0.2%
Atlassian Corporation PLC Class A*	20,400	2,669,136
Total Foreign Common Stocks (Cost $52,246,485)		52,778,360
MONEY MARKET FUNDS — 3.7%
GuideStone Money Market Fund, 2.29%Ø∞	58,959,305	58,959,305
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	1,048,655	1,048,655
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	9	$ 9
Total Money Market Funds (Cost $60,007,969)		60,007,969

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $2,873,563)	$2,900,000	2,876,327
TOTAL INVESTMENTS — 100.3% (Cost $1,125,011,963)		1,616,260,028
Liabilities in Excess of Other Assets — (0.3)%		(4,168,319)
NET ASSETS — 100.0%		$1,612,091,709
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	30.7
Consumer Discretionary	15.4
Health Care	14.1
Communication Services	12.2
Industrials	8.3
Consumer Staples	7.8
Money Market Funds	3.7
Financials	3.5
Materials	1.9
Real Estate	1.5
Energy	1.0
U.S. Treasury Obligation	0.2
100.3
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2019	400	$58,884,000	$846,994
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,500,597,372	$1,500,597,372	$ —	$ —
Foreign Common Stocks	52,778,360	52,778,360	—	—
Money Market Funds	60,007,969	60,007,969	—	—
U.S. Treasury Obligation	2,876,327	—	2,876,327	—
Total Assets - Investments in Securities	$1,616,260,028	$1,613,383,701	$2,876,327	$ —
Other Financial Instruments***
Futures Contracts	$ 846,994	$ 846,994	$ —	$ —
Total Assets - Other Financial Instruments	$ 846,994	$ 846,994	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 92.6%
Communication Services — 3.2%
AMC Networks, Inc. Class AΔ*	15,682	$ 854,512
ATN International, Inc.	12,563	725,262
Cable One, Inc.	2,910	3,407,581
Cogent Communications Holdings, Inc.	39,400	2,338,784
comScore, Inc.*	40,200	207,432
DHI Group, Inc.Δ*	54,461	194,426
Hemisphere Media Group, Inc.*	900	11,628
John Wiley & Sons, Inc. Class A	3,300	151,338
Liberty Latin America, Ltd. Class C*	4,500	77,355
Liberty TripAdvisor Holdings, Inc. Class A*	56,742	703,601
Marchex, Inc. Class BΔ*	65,168	306,289
Marcus Corporation (The)	8,810	290,377
Meet Group, Inc. (The)Δ*	138,587	482,283
MSG Networks, Inc. Class A*	25,066	519,869
Nexstar Media Group, Inc. Class AΔ	6,882	695,082
Rosetta Stone, Inc.*	122,015	2,791,703
Scholastic Corporation	7,700	255,948
Shenandoah Telecommunications Co.	49,000	1,887,480
TEGNA, Inc.Δ	82,671	1,252,466
Telephone & Data Systems, Inc.	6,445	195,928
TravelzooΔ*	9,220	142,357
Yelp, Inc.*	19,124	653,658
		18,145,359
Consumer Discretionary — 9.6%
1-800-Flowers.com, Inc. Class A*	7,314	138,088
Aaron's, Inc.	16,600	1,019,406
Adtalem Global Education, Inc.*	3,800	171,190
American Axle & Manufacturing Holdings, Inc.Δ*	51,742	660,228
American Eagle Outfitters, Inc.	69,049	1,166,928
American Public Education, Inc.*	2,400	70,992
Bassett Furniture Industries, Inc.	12,795	195,124
BBX Capital Corporation	28,979	142,287
Brinker International, Inc.Δ	24,092	948,020
Callaway Golf Co.Δ	129,000	2,213,640
Cheesecake Factory, Inc. (The)Δ	23,739	1,037,869
Chegg, Inc.Δ*	84,100	3,245,419
Chuy's Holdings, Inc.*	15,904	364,520
Collectors Universe, Inc.	3,710	79,171
Container Store Group, Inc. (The)Δ*	6,100	44,652
Cooper-Standard Holdings, Inc.*	16,510	756,488
CSS Industries, Inc.	4,400	21,472
Deckers Outdoor Corporation*	5,882	1,035,056
Ethan Allen Interiors, Inc.	11,457	241,284
Fiesta Restaurant Group, Inc.*	8,400	110,376
Five Below, Inc.*	10,040	1,205,001
Floor & Decor Holdings, Inc. Class AΔ*	26,700	1,118,730
Genesco, Inc.Δ*	15,700	663,953
Graham Holdings Co. Class B	849	585,835
Green Brick Partners, Inc.Δ*	24,008	199,506
Group 1 Automotive, Inc.	13,610	1,114,523
H&R Block, Inc.Δ	40,018	1,172,527
Hilton Grand Vacations, Inc.Δ*	69,200	2,201,944
	Shares	Value
Hooker Furniture Corporation	26,664	$ 549,812
Hudson, Ltd. Class A*	166,000	2,289,140
Jack in the Box, Inc.	15,835	1,288,811
K12, Inc.*	54,693	1,663,214
Lands' End, Inc.Δ*	8,508	103,968
La-Z-Boy, Inc.	18,379	563,500
Malibu Boats, Inc. Class A*	31,101	1,208,274
MasterCraft Boat Holdings, Inc.*	4,098	80,280
Modine Manufacturing Co.*	17,600	251,856
Monro, Inc.Δ	30,550	2,605,915
Murphy USA, Inc.Δ*	8,400	705,852
National Vision Holdings, Inc.Δ*	106,300	3,266,599
Office Depot, Inc.Δ	109,752	226,089
Ollie's Bargain Outlet Holdings, Inc.*	29,100	2,534,901
OneSpaWorld Holdings, Ltd.Δ*	133,600	2,070,800
PulteGroup, Inc.	2,602	82,275
Ralph Lauren Corporation	4,718	535,918
RealReal, Inc. (The)*	9,900	286,110
Regis Corporation*	15,905	264,023
Rent-A-Center, Inc.*	1,800	47,934
Sally Beauty Holdings, Inc.Δ*	26,618	355,084
Steven Madden, Ltd.Δ	52,371	1,777,995
Strategic Education, Inc.	36,500	6,497,000
Taylor Morrison Home Corporation Class A*	6,720	140,851
Tenneco, Inc.	37,845	419,701
Tilly's, Inc. Class A	4,556	34,762
Toll Brothers, Inc.	9,634	352,797
Tower International, Inc.	27,749	541,106
Town Sports International Holdings, Inc.*	2,600	5,642
TRI Pointe Group, Inc.*	9,514	113,883
Universal Electronics, Inc.*	2,439	100,048
Vista Outdoor, Inc.*	39,703	352,563
Visteon CorporationΔ*	20,090	1,176,872
Wendy's Co. (The)	31,301	612,874
Wyndham Destinations, Inc.	6,680	293,252
		55,323,930
Consumer Staples — 1.5%
Andersons, Inc. (The)	5,100	138,924
BJ's Wholesale Club Holdings, Inc.*	113,200	2,988,480
Dean Foods Co.Δ	127,379	117,673
Edgewell Personal Care Co.*	23,419	631,142
Fresh Del Monte Produce, Inc.	29,247	788,207
Ingles Markets, Inc. Class AΔ	14,838	461,907
Ingredion, Inc.	6,729	555,075
J&J Snack Foods Corporation	8,713	1,402,357
Lifevantage CorporationΔ*	21,752	282,341
Natural Grocers by Vitamin Cottage, Inc.*	10,200	102,510
Pilgrim’s Pride Corporation*	18,167	461,260
Post Holdings, Inc.*	800	83,176
Sanderson Farms, Inc.Δ	1,584	216,311
SpartanNash Co.	31,600	368,772
US Foods Holding Corporation*	5,800	207,408
		8,805,543

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Energy — 3.7%
Apergy Corporation*	39,300	$ 1,318,122
Arch Coal, Inc. Class AΔ	23,338	2,198,673
Archrock, Inc.	38,337	406,372
Berry Petroleum Corporation	21,000	222,600
Bonanza Creek Energy, Inc.Δ*	10,010	209,009
C&J Energy Services, Inc.*	33,000	388,740
Cactus, Inc. Class A*	39,000	1,291,680
Carrizo Oil & Gas, Inc.Δ*	83,329	834,957
CONSOL Energy, Inc.Δ*	25,246	671,796
CVR Energy, Inc.	1,400	69,986
Exterran Corporation*	36,520	519,314
FTS International, Inc.Δ*	18,700	104,346
Gran Tierra Energy, Inc.*	109,703	174,428
Gulf Island Fabrication, Inc.*	1,200	8,520
Hallador Energy Co.	13,042	73,426
HollyFrontier Corporation	7,758	359,040
Keane Group, Inc.*	111,713	750,711
KLX Energy Services Holdings, Inc.Δ*	10,532	215,169
Matador Resources Co.Δ*	94,300	1,874,684
Matrix Service Co.*	24,300	492,318
Midstates Petroleum Co., Inc.*	50,757	298,959
Overseas Shipholding Group, Inc. Class A*	138,146	259,715
Par Pacific Holdings, Inc.*	31,300	642,276
Patterson-UTI Energy, Inc.Δ	42,840	493,088
Peabody Energy Corporation	48,400	1,166,440
Renewable Energy Group, Inc.Δ*	28,000	444,080
REX American Resources Corporation*	4,234	308,659
SEACOR Holdings, Inc.Δ*	10,900	517,859
SM Energy Co.	16,000	200,320
Solaris Oilfield Infrastructure, Inc. Class AΔ	73,500	1,101,030
Southwestern Energy Co.Δ*	81,232	256,693
SRC Energy, Inc.*	51,483	255,356
Superior Energy Services, Inc.*	138,100	179,530
Talos Energy, Inc.*	18,498	444,877
Unit Corporation*	17,800	158,242
US Silica Holdings, Inc.Δ	21,867	279,679
W&T Offshore, Inc.Δ*	71,046	352,388
World Fuel Services Corporation	39,678	1,426,821
		20,969,903
Financials — 15.5%
1st Source Corporation	12,278	569,699
Alleghany Corporation*	901	613,680
American Equity Investment Life Holding Co.	72,595	1,971,680
American National Bankshares, Inc.	500	19,375
AMERISAFE, Inc.	21,000	1,339,170
Argo Group International Holdings, Ltd.	11,600	858,980
Atlantic Capital Bancshares, Inc.*	12,900	220,848
AXA Equitable Holdings, Inc.	10,830	226,347
BancFirst Corporation	9,100	506,506
Bancorp, Inc. (The)*	94,811	845,714
Bank of Commerce HoldingsΔ	2,061	22,032
	Shares	Value
Bank of Marin Bancorp	6,360	$ 260,887
BankFinancial Corporation	3,900	54,561
BankUnited, Inc.	10,905	367,935
Banner Corporation	14,600	790,590
Baycom CorporationΔ*	3,125	68,437
BlackRock TCP Capital Corporation	23,330	332,452
Bridge Bancorp, Inc.	13,471	396,856
Brighthouse Financial, Inc.*	17,211	631,472
Bryn Mawr Bank Corporation	13,823	515,874
Cadence BanCorp	145,100	3,018,080
Capital City Bank Group, Inc.	3,700	91,945
Capitala Finance CorporationΔ	16,301	154,044
CBTX, Inc.Δ	2,700	75,978
CenterState Bank Corporation	48,238	1,110,921
Central Pacific Financial Corporation	52,882	1,584,345
Central Valley Community Bancorp	6,000	128,820
Century Bancorp, Inc. Class A	3,277	288,048
Chemung Financial Corporation	736	35,578
City Holding Co.Δ	11,219	855,561
CNO Financial Group, Inc.	16,236	270,816
Commerce Bancshares, Inc.	5,145	306,951
Community Trust Bancorp, Inc.	6,200	262,198
Cowen, Inc.Δ*	21,904	376,530
Donegal Group, Inc. Class AΔ	1,700	25,959
East West Bancorp, Inc.	12,600	589,302
Elevate Credit, Inc.*	6,454	26,590
Enova International, Inc.*	9,100	209,755
Enterprise Financial Services Corporation	14,800	615,680
Essent Group, Ltd.*	41,854	1,966,719
FedNat Holding Co.	8,279	118,141
FGL Holdings	52,169	438,220
Financial Institutions, Inc.	23,991	699,338
First Bancorp	39,721	1,446,639
First BanCorp	132,500	1,462,800
First Bancshares, Inc. (The)	3,300	100,122
First Business Financial Services, Inc.	4,500	105,750
First Citizens BancShares, Inc. Class A	1,270	571,843
First Commonwealth Financial Corporation	35,100	472,797
First Defiance Financial Corporation	9,800	279,986
First Financial Bancorp	48,681	1,179,054
First Financial Corporation	3,500	140,560
First Hawaiian, Inc.	28,270	731,345
First Interstate BancSystem, Inc. Class A	21,359	846,030
First Merchants CorporationΔ	5,100	193,290
First Midwest Bancorp, Inc.	27,300	558,831
Flagstar Bancorp, Inc.	29,724	985,053
Focus Financial Partners, Inc. Class A*	109,900	3,001,369
Great Southern Bancorp, Inc.	3,800	227,430
Great Western Bancorp, Inc.	44,222	1,579,610
Green Dot Corporation Class A*	9,700	474,330
Guaranty Bancshares, Inc.Δ	1,600	49,840
Hallmark Financial Services, Inc.*	23,771	338,261
Hamilton Lane, Inc. Class AΔ	66,685	3,805,046

See Notes to Financial Statements.

	Shares	Value
Hancock Whitney Corporation	19,400	$ 777,164
Hanover Insurance Group, Inc. (The)	9,970	1,279,151
Heartland Financial USA, Inc.	4,900	219,177
Heritage Financial CorporationΔ	5,300	156,562
Heritage Insurance Holdings, Inc.	24,800	382,168
Home Bancorp, Inc.	500	19,240
HomeStreet, Inc.*	2,673	79,228
HomeTrust Bancshares, Inc.	7,600	191,064
Hope Bancorp, Inc.	21,187	291,957
Houlihan Lokey, Inc.	36,500	1,625,345
IBERIABANK Corporation	7,100	538,535
Independent Bank Corporation	22,611	1,133,327
Independent Bank Group, Inc.	20,798	1,143,058
Ladenburg Thalmann Financial Services, Inc.	15,200	52,136
LendingTree, Inc.Δ*	2,686	1,128,201
Marlin Business Services Corporation	2,800	69,804
Mercantile Bank Corporation	200	6,516
Merchants BancorpΔ	2,686	45,743
Meridian Bancorp, Inc.	11,200	200,368
Metropolitan Bank Holding Corporation*	3,400	149,600
MGIC Investment Corporation*	186,942	2,456,418
MidWestOne Financial Group, Inc.	6,629	185,347
National General Holdings Corporation	47,428	1,087,998
Navient Corporation	81,988	1,119,136
Nelnet, Inc. Class A	1,142	67,629
Nicolet Bankshares, Inc.*	1,100	68,266
Northrim BanCorp, Inc.	7,395	263,706
Oaktree Specialty Lending Corporation	100,607	545,290
OFG Bancorp	71,681	1,703,857
Old Line Bancshares, Inc.Δ	1,000	26,610
Old National Bancorp	73,246	1,215,151
Old Republic International Corporation	54,857	1,227,700
Old Second Bancorp, Inc.	1,300	16,601
OP BancorpΔ	3,100	33,604
Oppenheimer Holdings, Inc. Class A	18,042	491,103
Opus Bank	10,600	223,766
Park National CorporationΔ	3,766	374,303
Peapack Gladstone Financial CorporationΔ	5,200	146,224
Peoples Bancorp, Inc.	2,400	77,424
People's Utah Bancorp	3,400	99,960
Piper Jaffray Cos.	7,300	542,171
Popular, Inc.	28,073	1,522,680
Primerica, Inc.Δ	4,551	545,892
ProAssurance Corporation	23,000	830,530
Protective Insurance Corporation Class BΔ	2,100	36,477
Provident Financial Services, Inc.	2,900	70,325
QCR Holdings, Inc.	6,300	219,681
Radian Group, Inc.	53,772	1,228,690
Regional Management Corporation*	15,865	418,360
Reinsurance Group of America, Inc.	3,900	608,517
Republic Bancorp, Inc. Class A	6,599	328,300
Riverview Bancorp, Inc.	6,222	53,136
	Shares	Value
Selective Insurance Group, Inc.	28,562	$ 2,139,008
Shore Bancshares, Inc.Δ	2,900	47,386
Sierra Bancorp	20,397	553,167
Solar Capital, Ltd.	16,800	344,904
South State Corporation	2,000	147,340
State Auto Financial Corporation	2,000	70,000
Sterling Bancorp	18,671	397,319
Stifel Financial Corporation	40,214	2,375,039
Territorial Bancorp, Inc.	2,000	61,800
Third Point Reinsurance, Ltd.*	72,200	745,104
THL Credit, Inc.	26,883	178,503
Thunder Bridge Acquisition, Ltd. Class A*	128,300	1,338,169
TriCo Bancshares	14,000	529,200
TrustCo Bank CorporationΔ	57,000	451,440
UMB Financial Corporation	12,600	829,332
Umpqua Holdings Corporation	27,259	452,227
United Community Banks, Inc.	37,366	1,067,173
United Community Financial Corporation	16,514	158,039
Valley National BancorpΔ	104,074	1,121,918
Voya Financial, Inc.	27,969	1,546,686
Waddell & Reed Financial, Inc. Class AΔ	37,200	620,124
Washington Federal, Inc.	21,000	733,530
WesBanco, Inc.	4,900	188,895
Wintrust Financial Corporation	9,200	673,072
WisdomTree Investments, Inc.	260,300	1,606,051
WSFS Financial Corporation	22,651	935,486
		89,046,708
Health Care — 9.6%
Acceleron Pharma, Inc.*	34,500	1,417,260
Acorda Therapeutics, Inc.*	40,700	312,169
Adamas Pharmaceuticals, Inc.Δ*	53,555	332,041
Adaptive Biotechnologies Corporation*	16,600	801,780
Addus HomeCare Corporation*	51,400	3,852,430
Aeglea BioTherapeutics, Inc.*	4,000	27,400
Akorn, Inc.Δ*	51,500	265,225
Allscripts Healthcare Solutions, Inc.Δ*	71,200	828,056
AMAG Pharmaceuticals, Inc.Δ*	31,542	315,105
Anika Therapeutics, Inc.*	6,008	244,045
Applied Genetic Technologies CorporationΔ*	6,200	23,498
Arena Pharmaceuticals, Inc.Δ*	3,837	224,963
Array BioPharma, Inc.*	27,748	1,285,565
Assertio Therapeutics, Inc.*	70,049	241,669
BioSpecifics Technologies Corporation*	8,461	505,206
Blueprint Medicines CorporationΔ*	29,800	2,811,034
Bridgebio Pharma, Inc.*	11,800	318,246
Bruker Corporation	18,457	921,927
Calithera Biosciences, Inc.*	3,873	15,105
Chimerix, Inc.*	16,300	70,416
Coherus Biosciences, Inc.Δ*	6,100	134,810
Computer Programs & Systems, Inc.	11,515	320,002
CONMED Corporation	17,600	1,506,032
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Corcept Therapeutics, Inc.Δ*	12,624	$ 140,758
Cross Country Healthcare, Inc.Δ*	23,600	221,368
CryoLife, Inc.*	35,972	1,076,642
Eagle Pharmaceuticals, Inc.Δ*	16,600	924,288
Exelixis, Inc.*	8,685	185,598
Five Star Senior Living, Inc.Ψ†††*	2,086	—
FONAR Corporation*	9,025	194,128
Immunomedics, Inc.Δ*	84,300	1,169,241
Innoviva, Inc.*	30,860	449,322
Inspire Medical Systems, Inc.*	28,800	1,746,720
Intra-Cellular Therapies, Inc.*	4,700	61,006
iRhythm Technologies, Inc.Δ*	22,000	1,739,760
Lannett Co., Inc.Δ*	40,530	245,612
Lantheus Holdings, Inc.*	7,625	215,788
LHC Group, Inc.Δ*	19,300	2,307,894
Ligand Pharmaceuticals, Inc.Δ*	12,930	1,475,960
Magellan Health, Inc.*	11,080	822,468
Medicines Co. (The)Δ*	25,522	930,787
Menlo Therapeutics, Inc.*	8,300	49,717
Meridian Bioscience, Inc.	10,939	129,955
Merit Medical Systems, Inc.*	25,612	1,525,451
Mersana Therapeutics, Inc.*	21,000	85,050
Minerva Neurosciences, Inc.*	11,902	67,008
Natera, Inc.*	50,005	1,379,138
Neon Therapeutics, Inc.Δ*	11,727	55,586
NextGen Healthcare, Inc.*	8,109	161,369
NuVasive, Inc.*	16,652	974,808
Orthofix Medical, Inc.*	7,100	375,448
Patterson Cos., Inc.Δ	7,976	182,650
PetIQ, Inc.Δ*	45,300	1,493,088
Phibro Animal Health Corporation Class A	5,849	185,823
Prestige Consumer Healthcare, Inc.Δ*	44,553	1,411,439
Principia Biopharma, Inc.Δ*	1,170	38,832
Psychemedics Corporation	7,395	74,616
Puma Biotechnology, Inc.Δ*	21,805	277,142
Quidel CorporationΔ*	23,603	1,400,130
Repligen CorporationΔ*	20,698	1,778,993
Retrophin, Inc.Δ*	57,461	1,154,391
Revance Therapeutics, Inc.*	100	1,297
Rhythm Pharmaceuticals, Inc.Δ*	34,700	763,400
RTI Surgical Holdings, Inc.Δ*	18,300	77,775
Silk Road Medical, Inc.*	14,800	717,208
Spark Therapeutics, Inc.Δ*	4,923	504,017
Spectrum Pharmaceuticals, Inc.*	65,030	559,908
STAAR Surgical Co.*	57,000	1,674,660
Supernus Pharmaceuticals, Inc.Δ*	29,261	968,246
Sutro Biopharma, Inc.*	900	10,242
Tabula Rasa HealthCare, Inc.Δ*	15,479	772,866
Tandem Diabetes Care, Inc.*	40,300	2,600,156
Teladoc Health, Inc.Δ*	10,053	667,620
Triple-S Management Corporation Class B*	16,987	405,140
Ultragenyx Pharmaceutical, Inc.Δ*	14,825	941,388
Vanda Pharmaceuticals, Inc.*	56,637	798,015
Varex Imaging Corporation*	6,389	195,823
		55,139,719
	Shares	Value
Industrials — 18.0%
ABM Industries, Inc.	29,993	$1,199,720
AGCO Corporation	8,900	690,373
Albany International Corporation Class A	53,000	4,394,230
Applied Industrial Technologies, Inc.	19,922	1,225,801
ARC Document Solutions, Inc.*	80,889	165,014
ArcBest Corporation	16,900	475,059
Armstrong Flooring, Inc.*	9,400	92,590
ASGN, Inc.*	106,297	6,441,598
Atkore International Group, Inc.*	37,631	973,514
Barnes Group, Inc.	16,657	938,455
Beacon Roofing Supply, Inc.Δ*	76,300	2,801,736
BMC Stock Holdings, Inc.*	45,552	965,702
BrightView Holdings, Inc.Δ*	36,452	682,017
Carlisle Cos., Inc.	1,392	195,451
Casella Waste Systems, Inc. Class A*	63,290	2,508,183
CIRCOR International, Inc.Δ*	27,200	1,251,200
Clean Harbors, Inc.*	62,000	4,408,200
Columbus McKinnon Corporation	38,188	1,602,750
Comfort Systems USA, Inc.	20,261	1,033,108
Commercial Vehicle Group, Inc.*	82,141	658,771
Continental Building Products, Inc.*	53,392	1,418,625
CSW Industrials, Inc.	10,575	720,686
Curtiss-Wright Corporation	2,893	367,787
Ducommun, Inc.*	9,000	405,630
Echo Global Logistics, Inc.*	23,500	490,445
EMCOR Group, Inc.	59,526	5,244,241
Encore Wire Corporation	2,400	140,592
EnPro Industries, Inc.	15,460	986,966
ESCO Technologies, Inc.Δ	14,207	1,173,782
Exponent, Inc.	46,600	2,727,964
Federal Signal Corporation	56,268	1,505,169
Fluor Corporation	12,300	414,387
Foundation Building Materials, Inc.*	15,500	275,590
Gibraltar Industries, Inc.*	1,725	69,621
Granite Construction, Inc.	24,894	1,199,393
Great Lakes Dredge & Dock Corporation*	33,382	368,537
Hawaiian Holdings, Inc.Δ	29,513	809,542
Healthcare Services Group, Inc.Δ	68,750	2,084,500
Heidrick & Struggles International, Inc.	4,811	144,186
Herc Holdings, Inc.*	16,100	737,863
Hillenbrand, Inc.	3,483	137,822
Hub Group, Inc. Class A*	20,544	862,437
Hyster-Yale Materials Handling, Inc.Δ	5,600	309,456
JetBlue Airways Corporation*	47,542	879,052
Kadant, Inc.Δ	15,488	1,406,465
Kelly Services, Inc. Class A	17,500	458,325
Kforce, Inc.	9,180	322,126
Kimball International, Inc. Class B	34,737	605,466
Korn Ferry	14,267	571,679
LB Foster Co. Class A*	4,787	130,877
Lennox International, Inc.Δ	1,380	379,500
LSI Industries, Inc.	9,196	33,565
Manitowoc Co., Inc. (The)Δ*	34,300	610,540

See Notes to Financial Statements.

	Shares	Value
ManpowerGroup, Inc.	15,279	$ 1,475,951
MasTec, Inc.Δ*	17,732	913,730
Miller Industries, Inc.Δ	14,223	437,357
Moog, Inc.	7,098	664,444
MYR Group, Inc.*	37,890	1,415,192
Navigant Consulting, Inc.Δ	35,546	824,312
Navistar International Corporation*	16,000	551,200
Park-Ohio Holdings Corporation	3,500	114,065
Parsons Corporation*	46,000	1,695,560
Patrick Industries, Inc.Δ*	23,400	1,151,046
Powell Industries, Inc.	6,400	243,200
Proto Labs, Inc.Δ*	8,800	1,020,976
Quanex Building Products Corporation	23,146	437,228
Radiant Logistics, Inc.*	24,139	148,213
RBC Bearings, Inc.Δ*	15,600	2,602,236
Rexnord Corporation*	117,000	3,535,740
Robert Half International, Inc.	15,285	871,398
Rush Enterprises, Inc. Class A	19,400	708,488
Ryder System, Inc.	2,300	134,090
SPX Corporation*	2,400	79,248
SPX FLOW, Inc.*	12,400	519,064
Sterling Construction Co., Inc.*	66,284	889,531
Teledyne Technologies, Inc.*	507	138,852
Terex Corporation	5,100	160,140
Tetra Tech, Inc.Δ	23,721	1,863,285
Titan International, Inc.	37,500	183,375
TriNet Group, Inc.*	86,500	5,864,700
TrueBlue, Inc.Δ*	29,290	646,137
US Ecology, Inc.Δ	18,048	1,074,578
US Xpress Enterprises, Inc. Class AΔ*	26,563	136,534
USA Truck, Inc.*	1,800	18,198
Vectrus, Inc.*	2,045	82,945
Veritiv CorporationΔ*	14,294	277,590
Viad Corporation	37,000	2,450,880
Wabash National Corporation	33,712	548,494
WageWorks, Inc.*	94,174	4,783,098
WESCO International, Inc.*	5,742	290,832
Willdan Group, Inc.Δ*	36,200	1,348,450
WillScot CorporationΔ*	133,000	2,000,320
Woodward, Inc.	6,935	784,765
		103,781,730
Information Technology — 18.8%
2U, Inc.Δ*	66,900	2,518,116
Acacia Communications, Inc.*	2,200	103,752
ACI Worldwide, Inc.*	79,200	2,719,728
ADTRAN, Inc.	33,000	503,250
Amkor Technology, Inc.*	62,500	466,250
Anixter International, Inc.*	22,406	1,337,862
Arlo Technologies, Inc.Δ*	78,708	315,619
Aspen Technology, Inc.*	2,027	251,916
Avid Technology, Inc.*	9,100	82,992
Avnet, Inc.	26,222	1,187,070
Belden, Inc.	15,097	899,328
Benchmark Electronics, Inc.	37,400	939,488
	Shares	Value
Blackbaud, Inc.Δ	5,702	$ 476,117
Bottomline Technologies de, Inc.*	48,300	2,136,792
Brooks Automation, Inc.Δ	98,167	3,803,971
Cabot Microelectronics Corporation	14,300	1,574,144
Calix, Inc.*	41,500	272,240
Cirrus Logic, Inc.*	30,200	1,319,740
Cision, Ltd.*	249,000	2,920,770
CommScope Holding Co., Inc.*	5,000	78,650
CSG Systems International, Inc.	17,836	870,932
Daktronics, Inc.	24,500	151,165
Diebold Nixdorf, Inc.*	19,500	178,620
Digi International, Inc.*	16,900	214,292
EMCORE Corporation*	7,600	25,004
Envestnet, Inc.*	34,700	2,372,439
Evo Payments, Inc. Class A*	99,100	3,124,623
Exela Technologies, Inc.Δ*	161,500	353,685
ExlService Holdings, Inc.*	80,372	5,315,000
FireEye, Inc.*	6,600	97,746
Fitbit, Inc. Class AΔ*	78,700	346,280
Harmonic, Inc.Δ*	80,300	445,665
I3 Verticals, Inc. Class A*	67,700	1,993,765
II-VI, Inc.Δ*	34,438	1,259,053
Infinera CorporationΔ*	75,000	218,250
Insight Enterprises, Inc.Δ*	27,284	1,587,929
Instructure, Inc.Δ*	79,900	3,395,750
inTEST Corporation*	7,743	37,244
Intevac, Inc.Δ*	10,900	52,756
j2 Global, Inc.Δ	71,923	6,393,235
Jabil, Inc.	36,436	1,151,378
KBR, Inc.	41,300	1,030,022
Littelfuse, Inc.	9,200	1,627,572
MACOM Technology Solutions Holdings, Inc.Δ*	8,975	135,792
Manhattan Associates, Inc.*	15,153	1,050,558
MAXIMUS, Inc.	4,861	352,617
MaxLinear, Inc.*	42,195	989,051
MicroStrategy, Inc. Class A*	7,254	1,039,571
MKS Instruments, Inc.	33,400	2,601,526
NeoPhotonics Corporation*	13,000	54,340
NETGEAR, Inc.Δ*	21,618	546,719
NetScout Systems, Inc.*	20,600	523,034
New Relic, Inc.*	17,500	1,513,925
NIC, Inc.	49,502	794,012
nLight, Inc.Δ*	74,700	1,434,240
Paylocity Holding Corporation*	60,350	5,662,037
PC Connection, Inc.	6,394	223,662
PCM, Inc.*	1,293	45,307
Pegasystems, Inc.	37,000	2,634,770
Photronics, Inc.*	15,020	123,164
Plantronics, Inc.	15,353	568,675
Pluralsight, Inc. Class A*	154,100	4,672,312
Presidio, Inc.	38,502	526,322
Priority Technology Holdings, Inc.*	122,900	964,765
Q2 Holdings, Inc.Δ*	96,567	7,373,856
Rapid7, Inc.*	20,522	1,186,993
RealPage, Inc.*	85,200	5,014,020
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
SailPoint Technologies Holding, Inc.Δ*	74,600	$ 1,494,984
ScanSource, Inc.*	9,600	312,576
Seachange International, Inc.Δ*	14,500	20,735
Semtech Corporation*	27,371	1,315,177
Silicon Laboratories, Inc.*	10,695	1,105,863
Smartsheet, Inc. Class A*	37,900	1,834,360
Synaptics, Inc.Δ*	28,400	827,576
Synchronoss Technologies, Inc.Δ*	29,500	233,345
Tech Data Corporation*	9,680	1,012,528
Telenav, Inc.Δ*	20,384	163,072
Teradata CorporationΔ*	29,192	1,046,533
TiVo Corporation	60,300	444,411
Unisys CorporationΔ*	31,800	309,096
USA Technologies, Inc.Δ*	107,300	797,239
Veeco Instruments, Inc.*	26,300	321,386
Vishay Intertechnology, Inc.	7,337	121,207
Vishay Precision Group, Inc.*	8,188	332,678
Zix Corporation*	2,190	19,907
		107,894,141
Materials — 3.9%
AdvanSix, Inc.*	36,189	884,097
Ashland Global Holdings, Inc.	5,400	431,838
Balchem Corporation	8,370	836,749
Boise Cascade Co.	63,695	1,790,466
Cleveland-Cliffs, Inc.Δ	39,623	422,777
Coeur Mining, Inc.Δ*	124,125	538,703
Domtar Corporation	5,559	247,542
Ferro CorporationΔ*	26,344	416,235
Huntsman Corporation	2,900	59,276
Innospec, Inc.	13,832	1,262,032
Kaiser Aluminum Corporation	14,136	1,379,815
Koppers Holdings, Inc.Δ*	3,700	108,632
Kraton Corporation*	13,200	410,124
Mercer International, Inc.	33,991	525,841
Minerals Technologies, Inc.	22,578	1,208,149
Neenah, Inc.	22,540	1,522,577
PH Glatfelter Co.	20,888	352,589
Quaker Chemical CorporationΔ	6,159	1,249,538
Resolute Forest Products, Inc.	96,173	692,446
Schnitzer Steel Industries, Inc. Class AΔ	23,200	607,144
Silgan Holdings, Inc.	12,200	373,320
Steel Dynamics, Inc.	21,542	650,568
Stepan Co.Δ	12,717	1,168,819
Tredegar Corporation	8,840	146,921
Trinseo SA	39,217	1,660,448
Valvoline, Inc.	9,500	185,535
Verso Corporation Class A*	38,396	731,444
Warrior Met Coal, Inc.	38,149	996,452
Worthington Industries, Inc.	34,861	1,403,504
WR Grace & Co.	4,800	365,328
		22,628,909
Real Estate — 5.8%
Alexander & Baldwin, Inc. REIT	6,000	138,600
Altisource Portfolio Solutions SAΔ*	1,400	27,524
	Shares	Value
American Assets Trust, Inc. REIT	12,054	$ 567,984
American Campus Communities, Inc. REIT	10,985	507,068
Americold Realty Trust REITΔ	2,195	71,162
Armada Hoffler Properties, Inc. REIT	90,194	1,492,711
Ashford Hospitality Trust, Inc. REIT	98,279	291,889
Bluerock Residential Growth REIT, Inc.	53,671	630,634
Braemar Hotels & Resorts, Inc. REIT	53,355	528,215
Brandywine Realty Trust REIT	16,736	239,660
Camden Property Trust REIT	3,000	313,170
Cedar Realty Trust, Inc. REIT	124,585	330,150
Chatham Lodging Trust REIT	36,430	687,434
City Office REIT, Inc.Δ	53,476	641,177
Colony Capital, Inc. REIT	69,997	349,985
Consolidated-Tomoka Land Co.Δ	5,959	355,752
CoreCivic, Inc. REIT	30,300	629,028
CorePoint Lodging, Inc. REIT	8,500	105,315
Cousins Properties, Inc. REIT	19,978	722,604
DiamondRock Hospitality Co. REIT	67,400	696,916
Douglas Emmett, Inc. REIT	6,378	254,100
EastGroup Properties, Inc. REIT	14,024	1,626,504
Equity Commonwealth REIT	5,880	191,218
First Industrial Realty Trust, Inc. REIT	48,860	1,795,116
Forestar Group, Inc.*	3,900	76,245
Franklin Street Properties Corporation REIT	16,800	123,984
Getty Realty Corporation REIT	5,200	159,952
Gladstone Commercial Corporation REIT	28,669	608,356
Hudson Pacific Properties, Inc. REIT	3,343	111,222
Jones Lang LaSalle, Inc.	6,897	970,339
Kennedy-Wilson Holdings, Inc.	160,025	3,291,714
Kite Realty Group Trust REIT	83,705	1,266,457
Life Storage, Inc. REIT	800	76,064
Mack-Cali Realty Corporation REIT	36,100	840,769
Marcus & Millichap, Inc.*	2,244	69,227
National Storage Affiliates Trust REIT	39,200	1,134,448
NexPoint Residential Trust, Inc. REIT	2,700	111,780
Paramount Group, Inc. REIT	92,905	1,301,599
Park Hotels & Resorts, Inc. REIT	43,461	1,197,785
Pebblebrook Hotel Trust REITΔ	34,004	958,233
Physicians Realty Trust REITΔ	46,325	807,908
Piedmont Office Realty Trust, Inc. Class A REIT	54,812	1,092,403
QTS Realty Trust, Inc. Class A REIT	12,345	570,092
Rayonier, Inc. REIT	4,000	121,200
Retail Properties of America, Inc. Class A REIT	2,100	24,696
Retail Value, Inc. REIT	5,200	180,960
RLJ Lodging Trust REITΔ	8,967	159,075
RMR Group, Inc. (The) Class A	3,439	161,564
RPT Realty REITΔ	103,777	1,256,739
Spirit Realty Capital, Inc. REITΔ	3,500	149,310
Sunstone Hotel Investors, Inc. REITΔ	136,221	1,867,590
Terreno Realty Corporation REIT	11,133	545,962

See Notes to Financial Statements.

	Shares	Value
VEREIT, Inc. REIT	101,628	$ 915,668
Xenia Hotels & Resorts, Inc. REITΔ	12,600	262,710
		33,607,967
Utilities — 3.0%
ALLETE, Inc.	10,180	847,078
Avista Corporation	27,700	1,235,420
Chesapeake Utilities Corporation	450	42,759
IDACORP, Inc.	3,372	338,650
MDU Resources Group, Inc.	25,234	651,037
National Fuel Gas Co.	6,684	352,581
Northwest Natural Holding Co.	10,100	701,950
NorthWestern Corporation	29,854	2,153,966
NRG Energy, Inc.	27,016	948,802
OGE Energy Corporation	2,400	102,144
ONE Gas, Inc.	7,800	704,340
PNM Resources, Inc.	27,721	1,411,276
Portland General Electric Co.	33,298	1,803,753
South Jersey Industries, Inc.Δ	55,075	1,857,680
Southwest Gas Holdings, Inc.	14,400	1,290,528
Spire, Inc.	25,844	2,168,828
Unitil Corporation	12,487	747,846
		17,358,638
Total Common Stocks (Cost $508,702,769)		532,702,547
FOREIGN COMMON STOCKS — 3.3%
Canada — 0.5%
Aeterna Zentaris, Inc.Δ*	26,566	78,370
Colliers International Group, Inc.Δ	17,400	1,246,188
IMAX Corporation*	58,500	1,181,700
Silvercorp Metals, Inc.Δ	92,661	227,946
TransGlobe Energy CorporationΔ	48,864	67,921
		2,802,125
France — 0.2%
Talend SA ADR*	35,300	1,362,227
Ireland — 0.3%
Adient PLCΔ	15,800	383,466
Jazz Pharmaceuticals PLC*	3,001	427,822
Mallinckrodt PLCΔ*	52,083	478,122
Prothena Corporation PLC*	17,400	183,918
		1,473,328
Israel — 0.5%
Stratasys, Ltd.Δ*	35,300	1,036,761
Taro Pharmaceutical Industries, Ltd.	517	44,162
Tufin Software Technologies, Ltd.Δ*	60,600	1,568,934
		2,649,857
Jersey — 1.2%
Delphi Technologies PLC	5,821	116,420
Mimecast, Ltd.*	13,733	641,469
Novocure, Ltd.*	33,000	2,086,590
WNS Holdings, Ltd. ADR*	71,937	4,258,670
		7,103,149
Netherlands — 0.6%
Argenx SE ADRΔ*	6,900	976,902
	Shares	Value
InterXion Holding NV*	17,121	$ 1,302,737
Wright Medical Group NVΔ*	49,072	1,463,327
		3,742,966
Total Foreign Common Stocks (Cost $16,898,478)		19,133,652
PREFERRED STOCK — 0.3%
CuriosityStream LLC0.00 CONVΨ†††* (Cost $1,956,000)	195,600	1,956,000
MONEY MARKET FUNDS — 4.2%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	18,985,023	18,985,023
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	5,177,763	5,177,763
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	43,492	43,492
Total Money Market Funds (Cost $24,206,278)		24,206,278

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,387,164)	$1,400,000	1,388,572
TOTAL INVESTMENTS — 100.7% (Cost $553,150,689)		579,387,049
Liabilities in Excess of Other Assets — (0.7)%		(4,051,866)
NET ASSETS — 100.0%		$575,335,183
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	20.5
Industrials	18.0
Financials	15.5
Health Care	10.6
Consumer Discretionary	9.7
Real Estate	6.0
Money Market Funds	4.2
Materials	4.0
Communication Services	3.7
Energy	3.7
Utilities	3.0
Consumer Staples	1.5
U.S. Treasury Obligation	0.3
100.7
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	09/2019	260	$20,372,300	$465,899
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$532,702,547	$532,702,547	$ —	$ —**
Foreign Common Stocks	19,133,652	19,133,652	—	—
Money Market Funds	24,206,278	24,206,278	—	—
Preferred Stock	1,956,000	—	—	1,956,000
U.S. Treasury Obligation	1,388,572	—	1,388,572	—
Total Assets - Investments in Securities	$579,387,049	$576,042,477	$1,388,572	$1,956,000
Other Financial Instruments***
Futures Contracts	$ 465,899	$ 465,899	$ —	$ —
Total Assets - Other Financial Instruments	$ 465,899	$ 465,899	$ —	$ —

**	Level 3 securities have zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2019.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCK — 0.0%
Health Care — 0.0%
BeiGene, Ltd. ADRΔ* (Cost $230,755)	1,505	$ 186,545
FOREIGN COMMON STOCKS — 94.8%
Australia — 6.8%
AGL Energy, Ltd.	36,482	512,500
Alumina, Ltd.	123,227	201,572
AMP, Ltd.Δ	113,756	169,308
APA Group	85,754	650,199
ASX, Ltd.	6,366	368,132
Aurizon Holdings, Ltd.	83,954	318,276
AusNet Services	175,484	230,997
Australia & New Zealand Banking Group, Ltd.	130,882	2,592,096
Bank of Queensland, Ltd.Δ	4,238	28,355
Bendigo and Adelaide Bank, Ltd.Δ	5,305	43,128
BHP Group, Ltd.	129,073	3,729,742
BlueScope Steel, Ltd.	20,263	171,419
Boral, Ltd.	56,616	203,506
Brambles, Ltd.	67,897	613,952
Caltex Australia, Ltd.	11,404	198,153
Challenger, Ltd.Δ	33,947	158,248
CIMIC Group, Ltd.	2,882	90,584
Coca-Cola Amatil, Ltd.	95,359	684,196
Cochlear, Ltd.	3,288	477,457
Coles Group, Ltd.*	50,160	470,118
Commonwealth Bank of Australia	77,119	4,481,825
Computershare, Ltd.	44,623	507,820
CSL, Ltd.	21,046	3,176,699
Dexus REIT	36,721	334,624
Domino’s Pizza Enterprises, Ltd.Δ	2,696	71,242
Flight Centre Travel Group, Ltd.	6,157	179,601
Fortescue Metals Group, Ltd.	42,058	266,332
Goodman Group REIT	76,569	807,942
GPT Group (The) REIT	67,147	289,914
Harvey Norman Holdings, Ltd.Δ	90,687	259,124
Incitec Pivot, Ltd.	86,785	207,762
Insurance Australia Group, Ltd.	97,696	566,533
Lendlease Group	34,784	317,461
Macquarie Group, Ltd.	16,995	1,496,071
Medibank Pvt., Ltd.	117,607	288,155
Mirvac Group REIT	149,919	329,435
National Australia Bank, Ltd.	129,758	2,434,101
Newcrest Mining, Ltd.	36,206	812,119
Orica, Ltd.	21,761	309,671
Origin Energy, Ltd.	89,304	458,307
QBE Insurance Group, Ltd.	67,446	560,156
Ramsay Health Care, Ltd.	6,096	309,165
REA Group, Ltd.	2,055	138,558
Rio Tinto, Ltd.	15,247	1,110,663
Santos, Ltd.	59,995	298,206
Scentre Group REIT	252,947	681,913
SEEK, Ltd.	15,462	229,694
Sonic Healthcare, Ltd.	25,549	486,084
South32, Ltd.	201,814	450,554
Stockland REIT	85,681	250,835
Suncorp Group, Ltd.	55,716	526,885
	Shares	Value
Sydney Airport	85,801	$ 484,302
Telstra Corporation, Ltd.	216,660	585,609
TPG Telecom, Ltd.	15,539	70,255
Transurban Group	151,919	1,572,091
Unibail-Rodamco-Westfield REIT	10,140	73,110
Vicinity Centres REIT	137,781	236,986
Washington H Soul Pattinson & Co., Ltd.	1,395	21,536
Wesfarmers, Ltd.	57,427	1,457,849
Westpac Banking Corporation	155,825	3,102,497
Woodside Petroleum, Ltd.	47,504	1,212,613
WorleyParsons, Ltd.	15,221	157,190
		43,523,427
Austria — 0.2%
ANDRITZ AG	720	27,099
Erste Group Bank AG*	12,654	469,653
OMV AG	5,326	259,508
Raiffeisen Bank International AG	8,197	192,288
Verbund AG	1,978	103,463
voestalpine AG	4,506	139,213
		1,191,224
Belgium — 0.7%
Ageas	8,844	459,683
Colruyt SA	6,500	376,949
Groupe Bruxelles Lambert SA	12,096	1,186,726
KBC Group NV	10,166	666,305
Proximus SADP	7,723	227,625
Solvay SA	4,910	508,626
Telenet Group Holding NV	6,213	346,175
UCB SA	7,959	659,939
Umicore SAΔ	9,507	304,854
		4,736,882
Denmark — 1.3%
AP Moeller - Maersk A/S Class A	439	509,614
AP Moeller - Maersk A/S Class B	60	74,422
Chr. Hansen Holding A/S	5,914	555,348
Coloplast A/S Class B	6,585	744,156
Danske Bank A/S	33,495	529,407
Demant A/SΔ*	13,113	407,724
DSV A/S	9,570	939,775
Genmab A/S*	3,898	716,755
H Lundbeck A/S	7,592	299,903
ISS A/S	7,886	237,992
Novozymes A/S, B Shares	12,803	597,031
Orsted A/S 144A	13,824	1,195,357
Pandora A/S	12,981	461,760
Tryg A/S	14,443	469,541
Vestas Wind Systems A/S	9,047	781,464
		8,520,249
Finland — 1.0%
Elisa OYJΔ	7,229	352,724
Fortum OYJ	22,487	496,952
Kone OYJ Class B	13,131	774,932
Metso OYJ	1,554	61,052
Neste OYJ	18,222	618,292

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Nokia OYJ	222,610	$1,105,165
Nokian Renkaat OYJ	5,395	168,458
Nordea Bank Abp	123,780	898,677
Orion OYJ Class B	7,634	279,776
Sampo OYJ, A Shares	18,199	858,805
Stora Enso OYJ, R Shares	18,200	213,885
UPM-Kymmene OYJ	19,161	509,185
Wartsila OYJ AbpΔ	14,669	212,755
		6,550,658
France — 10.2%
Accor SA	11,377	488,364
Aeroports de Paris	1,224	216,009
Air Liquide SA	22,716	3,178,426
Alstom SA	8,266	383,490
Amundi SA 144A	3,229	225,442
Arkema SA	2,715	252,473
Atos SE	4,922	411,477
AXA SA	101,488	2,665,786
BioMerieux	2,764	228,964
BNP Paribas SA	52,676	2,501,635
Bollore SA	53,565	236,326
Bouygues SA	11,283	417,870
Bureau Veritas SA	15,449	381,557
Capgemini SE	7,893	981,431
Carrefour SAΔ	28,164	543,789
Casino Guichard Perrachon SAΔ	2,250	76,754
Cie de St-Gobain	30,007	1,169,496
Cie Generale des Etablissements Michelin SCA	7,665	972,255
CNP Assurances	6,718	152,475
Covivio REIT	2,833	296,530
Credit Agricole SA	47,205	566,022
Danone SA	37,253	3,155,849
Dassault Aviation SA	92	132,231
Dassault Systemes SA	5,621	896,747
Edenred	9,445	481,792
Eiffage SA	4,139	409,179
Electricite de France SA	30,397	383,147
Engie SA	92,801	1,407,690
EssilorLuxottica SA	13,851	1,807,309
Eurazeo SE	3,083	214,898
Eurofins Scientific SE Millicom International Cellular SA SDRΔ	602	266,284
Eutelsat Communications SA	8,399	157,010
Faurecia SA	3,831	177,778
Gecina SA REIT	2,894	433,065
Getlink SE	19,820	317,551
Hermes International	2,906	2,095,659
ICADE REITΔ	2,606	238,841
Iliad SAΔ	1,822	204,611
Imerys SA	3,201	169,690
Ingenico GroupΔ	2,848	251,887
Ipsen SA	3,144	429,005
JCDecaux SA	3,731	113,021
Kering SA	3,903	2,308,257
Klepierre REIT	14,221	476,712
L’Oreal SA	12,211	3,478,225
	Shares	Value
Legrand SA	12,486	$ 912,921
Natixis SA	54,091	217,673
Orange SA	111,352	1,755,564
Peugeot SA	23,149	570,414
Publicis Groupe SAΔ	9,683	511,219
Renault SAΔ	7,966	500,825
Safran SA	13,309	1,949,973
Sanofi	55,646	4,803,210
Sartorius Stedim Biotech	1,344	211,970
Schneider Electric SE	24,624	2,233,276
SCOR SE	5,564	243,962
SEB SA	1,701	305,798
SES SA	12,769	199,645
Societe BIC SA	792	60,384
Societe Generale SA	34,476	871,083
Sodexo SAΔ	5,941	694,467
Suez	19,394	279,852
Teleperformance	2,595	519,926
Thales SA	3,928	485,288
TOTAL SA	104,642	5,863,154
Ubisoft Entertainment SA*	2,676	209,472
Valeo SAΔ	12,169	395,749
Veolia Environnement SA	34,427	838,528
Vinci SA	26,567	2,720,653
Vivendi SA	46,091	1,268,848
Wendel SA	1,720	234,502
Worldline SA 144A*	3,482	253,400
		65,464,765
Germany — 7.8%
1&1 Drillisch AG	1,576	52,543
adidas AG	8,325	2,570,116
Allianz SE	19,521	4,705,834
Aroundtown SA	29,327	241,638
Axel Springer SE	1,821	128,277
BASF SE	42,548	3,092,535
Bayerische Motoren Werke AG	20,141	1,490,713
Beiersdorf AG	5,172	620,748
Brenntag AG	4,261	209,845
Carl Zeiss Meditec AG	3,097	305,499
Commerzbank AG	39,511	283,900
Continental AG	4,845	706,396
Covestro AG 144A	8,920	453,490
Daimler AG	42,316	2,354,150
Delivery Hero SE 144A*	3,335	151,272
Deutsche Bank AG	81,719	630,016
Deutsche Boerse AG	7,277	1,029,370
Deutsche Lufthansa AG	9,868	169,099
Deutsche Post AG	46,342	1,522,900
Deutsche Telekom AG	165,905	2,869,753
Deutsche Wohnen SE	13,751	504,582
E.ON SE	142,291	1,545,343
Evonik Industries AG	4,379	127,521
Fraport AG Frankfurt Airport ServicesWorldwide	2,669	229,440
Fresenius Medical Care AG & Co. KGaA	9,321	731,749
Fresenius SE & Co. KGaA	18,260	990,001

See Notes to Financial Statements.

	Shares	Value
GEA Group AG	7,555	$ 214,770
Hannover Rueck SE	3,483	563,186
HeidelbergCement AG	7,836	634,058
Henkel AG & Co. KGaA	5,645	518,329
HOCHTIEF AG	586	71,365
HUGO BOSS AG	4,022	267,545
Infineon Technologies AG	63,002	1,113,995
Innogy SE	2,135	91,403
KION Group AG	3,162	199,335
Knorr-Bremse AG	2,858	318,483
LANXESS AG	3,845	228,489
METRO AG	9,082	166,009
MTU Aero Engines AG	1,893	450,955
Muenchener Rueckversicherungs-Gesellschaft AG	6,484	1,627,211
Puma SE	3,890	259,428
RTL Group SA	567	29,039
RWE AG	24,199	596,286
SAP SE	44,119	6,058,253
Siemens AG	33,266	3,956,680
Siemens Healthineers AG 144A	13,084	552,116
Symrise AG	6,729	647,627
Telefonica Deutschland Holding AG	56,298	157,288
thyssenkrupp AG	21,536	314,066
TUI AG	23,283	228,385
Uniper SE	8,857	268,199
United Internet AG	5,566	183,291
Volkswagen AG	1,484	255,059
Vonovia SE	20,386	973,599
Wirecard AG	5,045	849,314
Zalando SE 144A*	5,038	223,534
		49,734,027
Hong Kong — 3.6%
AIA Group, Ltd.	548,400	5,914,551
Bank of East Asia, Ltd. (The)	69,647	194,809
BOC Hong Kong Holdings, Ltd.	154,000	606,206
CK Asset Holdings, Ltd.	142,500	1,115,490
CK Hutchison Holdings, Ltd.	115,500	1,138,485
CK Infrastructure Holdings, Ltd.	35,000	285,405
CLP Holdings, Ltd.	91,000	1,004,160
Hang Lung Properties, Ltd.	117,000	278,283
Hang Seng Bank, Ltd.	28,500	709,609
Henderson Land Development Co., Ltd.	105,275	580,167
HK Electric Investments & HK Electric Investments, Ltd.	86,500	88,585
HKT Trust & HKT, Ltd.	69,000	109,528
Hong Kong & China Gas Co., Ltd.	453,929	1,006,446
Hong Kong Exchanges and Clearing, Ltd.	53,199	1,878,245
Hysan Development Co., Ltd.	65,000	335,746
Kerry Properties, Ltd.	66,000	277,123
Link REIT	91,500	1,124,467
MTR Corporation, Ltd.	108,110	727,958
New World Development Co., Ltd.	409,867	641,163
NWS Holdings, Ltd.	21,399	43,994
PCCW, Ltd.	102,000	58,889
	Shares	Value
Power Assets Holdings, Ltd.	77,000	$ 553,964
Shangri-La Asia, Ltd.	170,000	214,358
Sino Land Co., Ltd.Δ	166,604	279,390
Sun Hung Kai Properties, Ltd.	71,500	1,212,764
Swire Pacific, Ltd. Class A	22,500	276,508
Swire Properties, Ltd.	63,800	257,676
Techtronic Industries Co., Ltd.	56,000	428,690
Vitasoy International Holdings, Ltd.	58,000	278,800
WH Group, Ltd. 144A	353,500	358,401
Wharf Holdings, Ltd. (The)	77,000	204,040
Wharf Real Estate Investment Co., Ltd.	42,000	295,979
Wheelock & Co., Ltd.	75,000	537,655
Yue Yuen Industrial Holdings, Ltd.	84,000	230,116
		23,247,650
Ireland — 0.6%
AIB Group PLC	35,314	144,399
Bank of Ireland Group PLC	40,646	212,421
CRH PLC	45,968	1,499,633
DCC PLC	3,336	297,406
James Hardie Industries PLC CDI	16,895	221,803
Kerry Group PLC Class A	9,365	1,118,139
Kingspan Group PLC	5,720	310,641
Smurfit Kappa Group PLC	9,229	279,253
		4,083,695
Israel — 0.5%
Azrieli Group	1,239	83,140
Bank Hapoalim BM*	48,532	360,410
Bank Leumi Le-Israel BM	65,831	475,830
Check Point Software Technologies, Ltd.Δ*	5,794	669,844
Elbit Systems, Ltd.	512	76,391
Israel Chemicals, Ltd.	44,785	235,612
Nice, Ltd.*	2,756	377,284
Teva Pharmaceutical Industries, Ltd. ADR*	64,824	598,326
Wix.com, Ltd.*	1,160	164,836
		3,041,673
Italy — 1.9%
Assicurazioni Generali SpA	36,421	685,821
Atlantia SpAΔ	20,348	530,085
Enel SpA	358,493	2,502,924
Eni SpA	121,501	2,017,947
FinecoBank Banca Fineco SpA	27,715	309,159
Intesa Sanpaolo SpA	710,538	1,520,567
Leonardo SpA	20,334	257,692
Mediobanca Banca di Credito Finanziario SpA	21,353	220,127
Moncler SpA	14,899	637,006
Pirelli & C SpA 144A	23,808	140,721
Poste Italiane SpA 144AΔ	25,999	273,758
Prysmian SpAΔ	8,844	182,526
Recordati SpA	8,616	359,167
Snam SpA	106,584	529,751
Telecom Italia SpA*	77,209	42,159
Telecom Italia SpA (Italy Exchange)Δ	635,892	329,794
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Tenaris SAΔ	20,917	$ 273,762
Terna Rete Elettrica Nazionale SpA	90,920	578,957
UniCredit SpA	78,683	968,607
		12,360,530
Japan — 22.3%
ABC-Mart, Inc.	100	6,511
Acom Co., Ltd.Δ	3,200	11,516
Advantest Corporation	10,700	294,259
Aeon Co., Ltd.	41,800	717,635
AEON Financial Service Co., Ltd.	800	12,874
Aeon Mall Co., Ltd.	900	13,540
AGC, Inc.	7,200	248,759
Aisin Seiki Co., Ltd.	5,800	199,583
Ajinomoto Co., Inc.	31,600	547,501
Alfresa Holdings Corporation	4,500	110,940
Alps Alpine Co., Ltd.	9,400	158,330
Amada Holdings Co., Ltd.	8,700	97,882
ANA Holdings, Inc.	7,400	244,894
Aozora Bank, Ltd.	500	11,993
Asahi Intecc Co., Ltd.	7,400	182,160
Asahi Kasei Corporation	46,300	493,211
Astellas Pharma, Inc.	106,900	1,521,973
Bandai Namco Holdings, Inc.	8,000	388,072
Bank of Kyoto, Ltd. (The)	600	23,179
Benesse Holdings, Inc.	7,600	176,792
Bridgestone CorporationΔ	25,700	1,011,171
Brother Industries, Ltd.	11,600	218,949
Calbee, Inc.	7,900	213,080
Canon, Inc.Δ	61,400	1,791,628
Casio Computer Co., Ltd.Δ	2,100	26,061
Central Japan Railway Co.	7,400	1,481,167
Chiba Bank, Ltd. (The)	40,000	195,149
Chubu Electric Power Co., Inc.	38,800	543,952
Chugai Pharmaceutical Co., Ltd.	10,400	679,089
Chugoku Electric Power Co., Inc. (The)	3,100	39,047
Coca-Cola Bottlers Japan Holdings, Inc.	17,900	453,083
Concordia Financial Group, Ltd.	55,000	204,563
Credit Saison Co., Ltd.	2,000	23,392
CyberAgent, Inc.Δ	5,700	206,451
Dai Nippon Printing Co., Ltd.	10,500	223,605
Daicel Corporation	3,100	27,545
Daifuku Co., Ltd.	5,500	308,631
Dai-ichi Life Holdings, Inc.	44,700	673,723
Daiichi Sankyo Co., Ltd.	25,000	1,306,636
Daikin Industries, Ltd.	11,800	1,539,368
Daito Trust Construction Co., Ltd.	3,500	445,880
Daiwa House Industry Co., Ltd.	24,600	716,678
Daiwa House REIT Investment CorporationΔ	101	243,659
Daiwa Securities Group, Inc.	49,000	214,561
Denso Corporation	16,900	710,548
Dentsu, Inc.	10,700	373,158
Disco CorporationΔ	1,500	245,977
East Japan Railway Co.	13,000	1,215,415
Eisai Co., Ltd.	11,100	627,094
Electric Power Development Co., Ltd.	8,700	197,538
	Shares	Value
FamilyMart UNY Holdings Co., Ltd.	10,400	$ 248,099
FANUC Corporation	8,000	1,478,829
Fast Retailing Co., Ltd.	2,400	1,449,817
Fuji Electric Co., Ltd.	2,700	93,034
FUJIFILM Holdings Corporation	16,000	810,722
Fujitsu, Ltd.	8,700	606,172
Fukuoka Financial Group, Inc.	5,700	103,992
Hakuhodo DY Holdings, Inc.	5,300	89,173
Hamamatsu Photonics KK	1,200	46,691
Hankyu Hanshin Holdings, Inc.	13,100	469,007
Hikari Tsushin, Inc.Δ	1,200	261,448
Hino Motors, Ltd.	2,100	17,666
Hirose Electric Co., Ltd.	605	67,450
Hisamitsu Pharmaceutical Co., Inc.	3,300	130,237
Hitachi Chemical Co., Ltd.	1,200	32,567
Hitachi Construction Machinery Co., Ltd.	7,500	194,917
Hitachi High-Technologies Corporation	600	30,831
Hitachi Metals, Ltd.	2,000	22,576
Hitachi, Ltd.	45,600	1,670,217
Honda Motor Co., Ltd.	77,400	1,999,341
Hoshizaki Corporation	2,100	156,212
Hoya Corporation	15,200	1,163,667
Hulic Co., Ltd.Δ	26,200	210,446
Idemitsu Kosan Co., Ltd.	8,736	262,530
IHI Corporation	3,400	81,898
Iida Group Holdings Co., Ltd.	2,500	40,347
Inpex Corporation	43,600	392,790
Isetan Mitsukoshi Holdings, Ltd.	12,100	98,088
Isuzu Motors, Ltd.	18,100	205,989
ITOCHU Corporation	54,100	1,033,929
J. Front Retailing Co., Ltd.	17,300	198,168
Japan Airlines Co., Ltd.	6,100	194,799
Japan Airport Terminal Co., Ltd.	400	17,048
Japan Exchange Group, Inc.	17,100	271,532
Japan Post Holdings Co., Ltd.	58,300	659,704
Japan Prime Realty Investment Corporation REIT	9	38,983
Japan Real Estate Investment Corporation REIT	46	279,887
Japan Retail Fund Investment Corporation REIT	40	80,879
JFE Holdings, Inc.	23,900	350,802
JGC Corporation	11,500	157,650
JSR Corporation	2,200	34,709
JTEKT Corporation	2,600	31,495
JXTG Holdings, Inc.	137,150	679,803
Kajima Corporation	17,500	239,902
Kakaku.com, Inc.	3,900	75,240
Kaneka Corporation	600	22,539
Kansai Electric Power Co., Inc. (The)	34,300	392,741
Kansai Paint Co., Ltd.	12,800	268,193
Kao CorporationΔ	24,200	1,842,805
KDDI Corporation	69,900	1,778,701
Keihan Holdings Co., Ltd.	400	17,419
Keikyu Corporation	14,200	244,317
Keio Corporation	1,400	92,065
Keisei Electric Railway Co., Ltd.	1,500	54,607

See Notes to Financial Statements.

	Shares	Value
Keyence Corporation	3,900	$2,392,125
Kikkoman Corporation	7,100	308,853
Kintetsu Group Holdings Co., Ltd.Δ	5,900	282,373
Kobayashi Pharmaceutical Co., Ltd.	2,300	164,476
Kobe Steel, Ltd.	10,400	68,005
Koito Manufacturing Co., Ltd.	4,300	229,328
Komatsu, Ltd.	50,300	1,213,004
Konami Holdings Corporation	5,500	257,617
Konica Minolta, Inc.	23,900	232,538
Kose Corporation	1,400	234,643
Kubota Corporation	39,300	653,572
Kuraray Co., Ltd.	7,300	87,141
KuritaWater Industries, Ltd.	900	22,330
Kyocera Corporation	12,500	815,633
Kyowa Hakko Kirin Co., Ltd.	29,300	526,946
Kyushu Electric Power Co., Inc.	24,000	235,515
Kyushu Railway Co.	11,000	320,364
Lawson, Inc.	3,900	187,015
LINE Corporation*	5,200	145,416
Lion Corporation	11,600	215,937
LIXIL Group Corporation	11,900	188,078
M3, Inc.	17,400	317,772
Makita Corporation	7,900	268,182
Marubeni Corporation	64,200	424,566
Marui Group Co., Ltd.	6,200	126,168
Maruichi Steel Tube, Ltd.	400	11,104
Mazda Motor Corporation	20,700	215,899
McDonald’s Holdings Co. Japan, Ltd.Δ	5,400	237,908
Medipal Holdings Corporation	4,500	99,295
MEIJI Holdings Co., Ltd.	8,000	571,349
MINEBEA MITSUMI, Inc.	13,700	231,902
MISUMI Group, Inc.	9,900	248,108
Mitsubishi Chemical Holdings Corporation	60,200	420,225
Mitsubishi Corporation	63,100	1,662,143
Mitsubishi Electric Corporation	91,900	1,209,536
Mitsubishi Estate Co., Ltd.	48,200	896,359
Mitsubishi Gas Chemical Co., Inc.	5,500	73,255
Mitsubishi Heavy Industries, Ltd.	13,700	596,083
Mitsubishi Materials Corporation	3,100	88,128
Mitsubishi Motors Corporation	37,400	178,995
Mitsubishi Tanabe Pharma Corporation	19,400	215,925
Mitsubishi UFJ Financial Group, Inc.	578,600	2,747,699
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,900	206,019
Mitsui & Co., Ltd.	64,700	1,052,579
Mitsui Chemicals, Inc.	9,400	232,526
Mitsui Fudosan Co., Ltd.	49,800	1,206,720
Mizuho Financial Group, Inc.	985,700	1,427,146
MonotaRO Co., Ltd.Δ	4,000	97,426
MS&AD Insurance Group Holdings, Inc.	18,400	583,666
Murata Manufacturing Co., Ltd.	27,700	1,243,500
Nagoya Railroad Co., Ltd.	1,600	44,239
NEC Corporation	10,400	408,997
Nexon Co., Ltd.*	18,700	270,921
NGK Spark Plug Co., Ltd.	4,500	84,395
	Shares	Value
NH Foods, Ltd.	6,500	$ 278,231
Nidec Corporation	10,400	1,420,396
Nikon Corporation	13,200	186,586
Nintendo Co., Ltd.	5,500	2,014,516
Nippon Building Fund, Inc. REIT	44	301,183
Nippon Electric Glass Co., Ltd.	2,600	65,811
Nippon Express Co., Ltd.	4,000	212,586
Nippon Paint Holdings Co., Ltd.Δ	7,300	283,022
Nippon Prologis REIT, Inc.	121	279,339
Nippon Steel Corporation	31,000	531,642
Nippon Telegraph & Telephone Corporation	28,800	1,340,162
Nissan Chemical Corporation	5,900	265,682
Nissan Motor Co., Ltd.	88,200	631,221
Nisshin Seifun Group, Inc.	15,300	348,956
Nissin Foods Holdings Co., Ltd.	4,300	276,789
Nitori Holdings Co., Ltd.	3,500	463,572
Nitto Denko Corporation	7,100	350,143
Nomura Holdings, Inc.	192,900	678,813
Nomura Real Estate Master Fund, Inc. REIT	184	282,788
Nomura Research Institute, Ltd.	17,157	274,824
NSK, Ltd.	22,800	203,014
NTT Data Corporation	29,300	389,978
NTT DOCOMO, Inc.	48,200	1,123,244
Obayashi Corporation	26,400	259,801
Obic Co., Ltd.	2,600	294,208
Odakyu Electric Railway Co., Ltd.	9,000	220,127
Oji Holdings Corporation	31,000	178,843
Olympus Corporation	54,000	599,026
Omron Corporation	6,300	328,396
Ono Pharmaceutical Co., Ltd.	29,800	534,004
Oracle Corporation	700	51,097
Oriental Land Co., Ltd.	8,900	1,101,201
ORIX Corporation	76,900	1,146,920
Osaka Gas Co., Ltd.	14,000	243,732
Otsuka Corporation	6,900	277,434
Otsuka Holdings Co., Ltd.	26,700	870,725
Pan Pacific International Holdings CorporationΔ	4,600	291,833
Panasonic Corporation	128,800	1,072,308
Park24 Co., Ltd.	7,600	176,862
PeptiDream, Inc.*	5,900	301,526
Persol Holdings Co., Ltd.	9,400	220,669
Pigeon Corporation	6,500	261,350
Pola Orbis Holdings, Inc.Δ	7,300	203,803
Rakuten, Inc.	35,400	420,275
Recruit Holdings Co., Ltd.	54,000	1,800,083
Renesas Electronics Corporation*	45,200	224,292
Resona Holdings, Inc.	92,600	385,293
Ricoh Co., Ltd.	24,800	247,505
Rinnai Corporation	4,600	292,260
Rohm Co., Ltd.	3,100	208,171
Ryohin Keikaku Co., Ltd.	1,100	198,544
Santen Pharmaceutical Co., Ltd.	34,300	567,876
SBI Holdings, Inc.Δ	9,400	232,526
Secom Co., Ltd.	11,500	989,204
Seibu Holdings, Inc.	13,200	219,888
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Seiko Epson Corporation	17,200	$ 272,003
Sekisui Chemical Co., Ltd.	16,800	252,121
Sekisui House, Ltd.	31,600	520,390
Seven & i Holdings Co., Ltd.	40,100	1,356,813
Seven Bank, Ltd.	4,800	12,555
Sharp Corporation	9,500	104,151
Shimadzu Corporation	3,000	73,515
Shimamura Co., Ltd.	200	14,933
Shimano, Inc.Δ	3,200	475,778
Shimizu Corporation	26,800	222,474
Shin-Etsu Chemical Co., Ltd.	15,000	1,396,142
Shinsei Bank, Ltd.	400	6,207
Shionogi & Co., Ltd.	13,400	771,698
Shiseido Co., Ltd.	19,000	1,431,146
Shizuoka Bank, Ltd. (The)	5,000	36,822
Showa Denko KK	5,600	164,652
SMC Corporation	2,300	856,940
Softbank CorporationΔ	70,500	915,130
SoftBank Group Corporation	71,400	3,420,498
Sohgo Security Services Co., Ltd.	600	27,658
Sompo Holdings, Inc.	13,600	524,877
Sony Corporation	53,100	2,781,698
Sony Financial Holdings, Inc.Δ	4,600	110,419
Stanley Electric Co., Ltd.	7,300	179,292
Subaru Corporation	21,900	531,986
SUMCO Corporation	14,200	168,848
Sumitomo Chemical Co., Ltd.	51,000	236,516
Sumitomo Corporation	45,500	688,946
Sumitomo Dainippon Pharma Co., Ltd.	12,500	236,864
Sumitomo Electric Industries, Ltd.	34,000	446,070
Sumitomo Heavy Industries, Ltd.	9,500	326,462
Sumitomo Metal Mining Co., Ltd.	9,900	295,581
Sumitomo Mitsui Financial Group, Inc.	59,100	2,086,302
Sumitomo Mitsui Trust Holdings, Inc.	13,800	499,956
Sumitomo Realty & Development Co., Ltd.	18,000	642,434
Sumitomo Rubber Industries, Inc.	15,700	181,442
Sundrug Co., Ltd.Δ	6,600	178,506
Suntory Beverage & Food, Ltd.	17,700	769,137
Suzuken Co., Ltd.	1,900	111,376
Suzuki Motor Corporation	13,600	638,783
Sysmex Corporation	7,300	475,788
T&D Holdings, Inc.	22,500	244,064
Taiheiyo Cement Corporation	7,100	214,683
Taisei Corporation	11,000	399,434
Taisho Pharmaceutical Holdings Co., Ltd.	5,400	414,210
Taiyo Nippon Sanso Corporation	1,200	25,466
Takeda Pharmaceutical Co., Ltd.	62,836	2,228,095
TDK Corporation	5,100	394,509
Teijin, Ltd.	2,600	44,300
Terumo Corporation	35,700	1,062,904
THK Co., Ltd.	9,100	217,340
Tobu Railway Co., Ltd.Δ	2,000	58,248
Toho Co., Ltd.	2,900	123,192
Toho Gas Co., Ltd.Δ	300	11,033
	Shares	Value
Tohoku Electric Power Co., Inc.	19,200	$ 193,932
Tokio Marine Holdings, Inc.	26,400	1,322,020
Tokyo Century Corporation	2,400	101,173
Tokyo Electric Power Co. Holdings, Inc.*	56,100	292,429
Tokyo Electron, Ltd.	6,600	925,585
Tokyo Gas Co., Ltd.	20,300	477,774
Tokyu Corporation	17,400	308,412
Tokyu Fudosan Holdings Corporation	34,600	190,947
Toppan Printing Co., Ltd.	14,000	212,308
Toray Industries, Inc.	43,600	331,282
Toshiba Corporation	25,300	787,288
Tosoh Corporation	16,800	236,071
TOTO, Ltd.	6,700	264,421
Toyo Seikan Group Holdings, Ltd.	2,300	45,610
Toyo Suisan Kaisha, Ltd.	4,200	172,963
Toyoda Gosei Co., Ltd.	500	9,744
Toyota Industries Corporation	5,300	291,509
Toyota Motor Corporation	100,516	6,235,227
Toyota Tsusho Corporation	7,800	236,210
Trend Micro, Inc.	4,300	191,638
Tsuruha Holdings, Inc.	1,900	175,523
Unicharm Corporation	30,400	914,693
United Urban Investment Corporation REIT	156	261,314
USS Co., Ltd.	5,700	112,239
Welcia Holdings Co., Ltd.	2,300	93,544
West Japan Railway Co.	7,800	630,569
Yahoo Japan Corporation	146,400	429,091
Yakult Honsha Co., Ltd.	6,500	382,832
Yamada Denki Co., Ltd.Δ	7,600	33,624
Yamaha Corporation	5,400	256,439
Yamaha Motor Co., Ltd.Δ	10,200	181,171
Yamato Holdings Co., Ltd.	10,600	215,412
Yamazaki Baking Co., Ltd.	4,200	63,459
Yaskawa Electric Corporation	9,000	305,523
Yokogawa Electric Corporation	2,500	48,973
Yokohama Rubber Co., Ltd. (The)	1,000	18,365
ZOZO, Inc.Δ	8,300	155,430
		143,198,127
Jersey — 0.7%
Experian PLC	47,391	1,434,791
Ferguson PLC	9,304	661,674
Glencore PLC*	516,891	1,794,340
WPP PLC	54,275	682,511
		4,573,316
Netherlands — 4.7%
ABN AMRO Bank NV CVA 144A	19,173	410,197
Adyen NV 144A*	426	328,717
Aegon NV	88,160	438,880
AerCap Holdings NV*	7,106	369,583
Airbus SE	28,116	3,986,107
Akzo Nobel NV	11,693	1,098,791
ArcelorMittal	27,312	488,705
ASML Holding NV	18,740	3,915,362
CNH Industrial NVΔ	43,467	445,727

See Notes to Financial Statements.

	Shares	Value
EXOR NV	4,203	$ 294,401
Ferrari NVΔ	4,491	729,239
Fiat Chrysler Automobiles NV	41,027	572,231
ING Groep NV	190,304	2,206,360
Koninklijke Ahold Delhaize NV	67,756	1,523,803
Koninklijke DSM NV	7,037	869,793
Koninklijke KPN NV	130,887	401,845
Koninklijke Philips NVΔ	48,889	2,122,768
Koninklijke Vopak NV	1,980	91,297
NN Group NVΔ	13,289	534,927
NXP Semiconductor NV	14,557	1,420,909
QIAGEN NV*	14,497	588,333
Randstad NV	7,963	437,343
STMicroelectronics NV	30,848	547,205
Unibail-Rodamco-Westfield REIT	6,095	913,110
Unilever NV CVA	72,311	4,403,963
Wolters Kluwer NV	13,376	973,735
		30,113,331
New Zealand — 0.3%
a2 Milk Co., Ltd.*	45,565	449,057
Auckland International Airport, Ltd.	66,489	439,973
Fisher & Paykel Healthcare Corporation, Ltd.	24,725	256,794
Fletcher Building, Ltd.	50,457	164,400
Meridian Energy, Ltd.	12,874	41,082
Spark New Zealand, Ltd.	86,942	233,631
		1,584,937
Norway — 0.8%
Aker BP ASA	5,224	149,792
DNB ASA	42,506	790,779
Equinor ASA	67,730	1,337,458
Gjensidige Forsikring ASA	19,578	394,293
Mowi ASA	26,051	609,097
Norsk Hydro ASAΔ	56,215	200,993
Orkla ASA	60,619	537,796
Schibsted ASA, B Shares	3,001	78,240
Telenor ASAΔ	35,082	744,785
Yara International ASA	5,948	288,529
		5,131,762
Papua New Guinea — 0.1%
Oil Search, Ltd.	54,263	269,334
Portugal — 0.2%
EDP - Energias de Portugal SA	129,216	491,045
Galp Energia SGPS SA	27,004	415,302
Jeronimo Martins SGPS SA	14,871	239,528
		1,145,875
Singapore — 1.4%
Ascendas Real Estate Investment Trust	124,200	286,403
CapitaLand Commercial Trust REIT	41,879	67,167
CapitaLand, Ltd.	199,700	521,021
City Developments, Ltd.Δ	37,300	261,072
ComfortDelGro Corporation, Ltd.	29,600	58,194
Dairy Farm International Holdings, Ltd.	17,300	123,695
	Shares	Value
DBS Group Holdings, Ltd.	87,612	$ 1,681,011
Hongkong Land Holdings, Ltd.	42,500	273,700
Jardine Cycle & Carriage, Ltd.	8,811	235,937
Jardine Matheson Holdings, Ltd.	9,200	579,784
Jardine Strategic Holdings, Ltd.	7,400	282,162
Keppel Corporation, Ltd.Δ	55,600	273,685
Oversea-Chinese Banking Corporation, Ltd.	129,462	1,090,811
SATS, Ltd.	9,200	35,494
Singapore Airlines, Ltd.	30,700	210,339
Singapore Exchange, Ltd.	7,800	45,658
Singapore Press Holdings, Ltd.	116,700	210,457
Singapore Technologies Engineering, Ltd.	16,100	49,264
Singapore Telecommunications, Ltd.Δ	353,400	914,191
Suntec Real Estate Investment Trust	26,900	38,570
United Overseas Bank, Ltd.	53,959	1,042,091
UOL Group, Ltd.	7,561	42,192
Venture Corporation, Ltd.	10,300	124,011
Wilmar International, Ltd.Δ	188,000	514,117
Yangzijiang Shipbuilding Holdings, Ltd.	88,700	100,304
		9,061,330
Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	7,831	312,642
Aena SME SA 144A	3,930	778,912
Amadeus IT Group SA	22,411	1,775,184
Banco Bilbao Vizcaya Argentaria SA	269,854	1,508,786
Banco de Sabadell SA	169,722	175,815
Banco Santander SA	719,893	3,340,258
Bankia SAΔ	11,453	27,062
Bankinter SA	24,002	165,339
CaixaBank SA	130,072	372,425
Cellnex Telecom SA 144A*	9,279	343,334
Enagas SA	10,800	288,228
Endesa SAΔ	13,556	348,522
Ferrovial SA	26,966	690,225
Grifols SA	11,220	331,715
Iberdrola SA	250,346	2,495,404
Industria de Diseno Textil SA	55,596	1,672,122
Mapfre SA	10,729	31,366
Naturgy Energy Group SA	9,739	268,328
Red Electrica Corporation SAΔ	14,624	304,559
Repsol SA	51,999	815,080
Siemens Gamesa Renewable Energy SA	6,866	114,143
Telefonica SA	228,227	1,873,972
		18,033,421
Sweden — 2.5%
Alfa Laval AB	9,705	211,738
Assa Abloy AB Class B	55,581	1,256,328
Atlas Copco AB, A Shares	26,482	846,407
Atlas Copco AB, B Shares	15,381	441,248
Boliden AB	9,794	250,436
Electrolux AB, Series BΔ	13,970	356,992
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Epiroc AB Class A	8,156	$ 84,914
Epiroc AB Class B	46,082	456,446
Essity AB Class B	39,754	1,221,797
Hennes & Mauritz AB, B SharesΔ	37,981	676,334
Hexagon AB, B Shares	9,655	536,080
Husqvarna AB, B Shares	23,565	220,420
ICA Gruppen AB	2,026	87,095
Industrivarden AB, C Shares	8,930	197,907
Investor AB, B Shares	39,998	1,921,475
Kinnevik AB Class B	8,239	214,267
L E Lundbergforetagen AB, B Shares	660	24,705
Lundin Petroleum AB	8,084	250,630
Millicom International Cellular SA SDR	2,447	137,684
Sandvik AB	46,877	861,198
Securitas AB, B Shares	14,981	262,801
Skandinaviska Enskilda Banken AB Class A	63,139	584,193
Skanska AB, B Shares	13,311	240,385
SKF AB, B Shares	13,321	244,941
Svenska Handelsbanken AB, A Shares	65,615	649,215
Swedbank AB, A Shares	34,481	517,801
Tele2 AB, B SharesΔ	19,177	279,824
Telefonaktiebolaget LM Ericsson, B Shares	115,479	1,095,578
Telia Co. AB	126,527	561,909
Volvo AB, B Shares	64,570	1,024,579
		15,715,327
Switzerland — 9.3%
ABB, Ltd.	69,588	1,396,465
Adecco Group AG	4,776	286,990
Alcon, Inc.*	19,678	1,215,109
Baloise Holding AGΔ	1,016	179,845
Barry Callebaut AG	138	276,792
Chocoladefabriken Lindt & Spruengli AG	7	569,350
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	120	873,387
Cie Financiere Richemont SA	30,015	2,547,063
Clariant AG*	5,445	110,690
Coca-Cola HBC AG*	24,966	942,290
Credit Suisse Group AGΔ*	106,526	1,277,286
Dufry AG*	1,201	101,720
EMS-Chemie Holding AG	209	135,629
Geberit AG	1,465	684,327
Givaudan SAΔ	333	940,123
Julius Baer Group, Ltd.Δ*	11,052	492,030
Kuehne + Nagel International AG	1,638	243,133
LafargeHolcim, Ltd.*	1,494	72,948
LafargeHolcim, Ltd. (Swiss Exchange)Δ*	19,045	930,009
Lonza Group AGΔ*	3,338	1,126,344
Nestle SA	137,973	14,283,499
Novartis AG	98,391	8,990,450
Pargesa Holding SA	251	19,348
Partners Group Holding AG	623	489,491
Roche Holding AG	32,684	9,195,514
Schindler Holding AG	838	183,017
	Shares	Value
Schindler Holding AG (Swiss Exchange)	1,136	$ 252,871
SGS SA	253	644,551
Sika AG	4,914	838,632
Sonova Holding AG	2,427	551,433
Straumann Holding AG	601	530,323
Swatch Group AG (The)	2,126	608,704
Swatch Group AG (The) (Swiss Exchange)	15,046	814,568
Swiss Life Holding AGΔ	710	351,873
Swiss Prime Site AG*	4,727	412,801
Swiss Re AG	11,416	1,160,545
Swisscom AG	1,391	698,350
Temenos AG*	2,132	381,432
UBS Group AGΔ*	161,947	1,924,386
Vifor Pharma AG	2,839	410,204
Zurich Insurance Group AG	6,382	2,222,128
		59,365,650
United Kingdom — 15.1%
3i Group PLC	54,344	768,473
Admiral Group PLC	16,537	463,706
Anglo American PLC	43,454	1,238,614
Antofagasta PLC	23,560	278,137
Ashtead Group PLC	21,261	608,589
Associated British Foods PLC	20,169	630,864
AstraZeneca PLC	58,770	4,804,999
Auto Trader Group PLC 144A	48,519	337,536
Aviva PLC	201,169	1,064,052
BAE Systems PLC	180,364	1,134,730
Barclays PLC	884,588	1,682,827
Barratt Developments PLC	50,118	364,445
Berkeley Group Holdings PLC	6,733	319,022
BHP Group PLC	100,288	2,566,319
BP PLC	921,992	6,423,469
British Land Co. PLC (The) REIT	38,543	263,534
BT Group PLC	453,308	1,130,978
Bunzl PLC	22,304	588,310
Burberry Group PLC	31,845	753,022
Carnival PLC	9,106	402,317
Centrica PLC	288,146	321,214
Coca-Cola European Partners PLC	29,712	1,678,728
Compass Group PLC	87,542	2,097,853
Croda International PLC	3,881	252,348
Direct Line Insurance Group PLC	64,437	271,518
easyJet PLC	11,091	134,258
Evraz PLC	40,533	342,411
Fresnillo PLC	9,619	106,301
G4S PLC	106,286	280,754
GlaxoSmithKline PLC	241,975	4,844,832
Halma PLC	16,991	435,870
Hargreaves Lansdown PLC	10,678	260,227
HSBC Holdings PLC	893,001	7,449,684
Informa PLC	61,491	652,056
InterContinental Hotels Group PLC	11,091	728,477
Intertek Group PLC	8,134	568,344
Investec PLC	39,844	258,565
ITV PLC	231,678	317,757

See Notes to Financial Statements.

	Shares	Value
J Sainsbury PLC	88,172	$ 219,413
John Wood Group PLC	31,746	182,228
Johnson Matthey PLC	6,759	285,748
Kingfisher PLC	173,177	472,621
Land Securities Group PLC REIT	42,490	449,596
Legal & General Group PLC	250,445	857,152
Lloyds Banking Group PLC	3,156,523	2,268,482
London Stock Exchange Group PLC	12,166	847,599
Marks & Spencer Group PLC	94,323	252,388
Meggitt PLC	30,413	202,384
Melrose Industries PLC	189,229	434,603
Merlin Entertainments PLC 144A	46,524	265,342
Micro Focus International PLC	13,331	349,429
Mondi PLC	11,953	271,717
National Grid PLC	184,172	1,954,846
Next PLC	7,706	540,787
NMC Health PLCΔ	7,425	226,588
Ocado Group PLC*	22,804	337,963
Pearson PLC	57,595	599,332
Persimmon PLC	14,726	373,465
Prudential PLC	116,852	2,546,479
Reckitt Benckiser Group PLC	33,845	2,670,868
RELX PLC	15,283	369,810
RELX PLC (London Exchange)	77,748	1,885,366
Rentokil Initial PLC	101,023	509,969
Rio Tinto PLC	48,638	3,014,579
Rolls-Royce Holdings PLC*	66,226	706,808
Royal Bank of Scotland Group PLC	194,604	543,208
Royal Dutch Shell PLC, A Shares	195,408	6,383,875
Royal Dutch Shell PLC, B Shares	177,121	5,805,568
RSA Insurance Group PLC	43,200	316,443
Sage Group PLC (The)	46,576	474,613
Schroders PLC	6,913	267,765
Segro PLC REIT	54,618	506,482
Severn Trent PLC	9,681	251,789
Smith & Nephew PLC	37,840	819,336
Smiths Group PLC	15,525	308,555
Spirax-Sarco Engineering PLC	3,375	393,677
SSE PLC	68,146	971,001
St. James’s Place PLC	18,780	261,869
Standard Chartered PLC	118,779	1,077,324
Standard Life Aberdeen PLC	114,480	428,301
Taylor Wimpey PLC	203,676	408,034
Tesco PLC	462,243	1,330,787
Unilever PLC	52,664	3,273,474
United Utilities Group PLC	27,605	274,426
Vodafone Group PLC	1,284,807	2,110,038
	Shares	Value
Weir Group PLC (The)	10,978	$ 215,605
Whitbread PLC	8,176	480,634
WM Morrison Supermarkets PLC	106,161	271,526
		97,095,032
Total Foreign Common Stocks (Cost $603,193,397)		607,742,222
FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Henkel AG & Co KGaA
2.13%, 04/09/19	11,912	1,165,152
Porsche Automobil Holding SE
3.78%, 06/28/19	4,564	296,541
Sartorius AG
0.34%, 03/29/19	1,809	370,880
Volkswagen AG
3.22%, 05/15/19	9,233	1,556,139
		3,388,712
Total Foreign Preferred Stocks (Cost $3,420,464)		3,388,712
RIGHTS — 0.0%
ACS Actividades de Construccion y Servicios SAΔ*	7,831	12,288
Repsol SAΔ*	51,999	28,843
Total Rights (Cost $42,397)		41,131
MONEY MARKET FUNDS — 5.1%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	23,882,581	23,882,581
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	8,889,864	8,889,864
Total Money Market Funds (Cost $32,772,445)		32,772,445

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $1,189,060)	$1,200,000	$ 1,190,204
TOTAL INVESTMENTS — 100.6% (Cost $640,848,518)		645,321,259
Liabilities in Excess of Other Assets — (0.6)%		(3,808,887)
NET ASSETS — 100.0%		$641,512,372
PORTFOLIO SUMMARY (based on net assets)
	%
Financials	17.9
Industrials	13.6
Health Care	11.1
Consumer Discretionary	10.2
Consumer Staples	9.7
Materials	6.8
Information Technology	6.8
Communication Services	5.3
Energy	5.6
Money Market Funds	5.1
Utilities	4.2
Real Estate	4.1
U.S. Treasury Obligation	0.2
Rights	—	**
	100.6
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2019	309	$29,714,985	$705,723

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$ 186,545	$ 186,545	$ —	$ —
Foreign Common Stocks:
Israel	3,041,673	1,433,006	1,608,667	—
Other ^^	604,700,549	604,700,549	—	—
Total Foreign Common Stocks	607,742,222	606,133,555	1,608,667	—
Foreign Preferred Stocks	3,388,712	3,388,712	—	—
Money Market Funds	32,772,445	32,772,445	—	—
Rights	41,131	41,131	—	—
U.S. Treasury Obligation	1,190,204	—	1,190,204	—
Total Assets - Investments in Securities	$645,321,259	$642,522,388	$2,798,871	$ —
Other Financial Instruments***
Futures Contracts	$ 705,723	$ 705,723	$ —	$ —
Total Assets - Other Financial Instruments	$ 705,723	$ 705,723	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 1.7%
Consumer Discretionary — 0.5%
Yum China Holdings, Inc.	135,482	$ 6,259,268
Health Care — 1.2%
Mettler-Toledo International, Inc.*	9,800	8,232,000
ResMed, Inc.	53,500	6,528,605
		14,760,605
Total Common Stocks (Cost $16,991,800)		21,019,873
FOREIGN COMMON STOCKS — 97.0%
Australia — 3.3%
AGL Energy, Ltd.	7,472	104,967
AMP, Ltd.	903,180	1,344,244
Ansell, Ltd.	16,842	317,472
ASX, Ltd.‡‡	2,303	133,178
Aurizon Holdings, Ltd.‡‡	98,308	372,692
Australia & New Zealand Banking Group, Ltd.‡‡	49,698	984,260
BHP Group, Ltd.‡‡	46,115	1,332,557
BlueScope Steel, Ltd.	249,691	2,112,312
Brambles, Ltd.	126,601	1,144,777
Caltex Australia, Ltd.	40,904	710,737
CIMIC Group, Ltd.‡‡	60,586	1,904,265
Coca-Cola Amatil, Ltd.	11,676	83,775
CSL, Ltd.	57,447	8,671,094
Dexus REIT‡‡	12,849	117,088
Flight Centre Travel Group, Ltd.	7,659	223,414
Fortescue Metals Group, Ltd.	241,825	1,531,355
Goodman Group REIT‡‡	30,218	318,855
GPT Group (The) REIT	25,055	108,178
GPT Group (The) REIT Ψ†††*	63,198	—
Iluka Resources, Ltd.	192,318	1,454,132
Lendlease Group	45,873	418,667
Mirvac Group REIT‡‡	53,620	117,825
Newcrest Mining, Ltd.	59,342	1,331,071
Orica, Ltd.	144,417	2,055,134
Origin Energy, Ltd.	48,381	248,291
Qantas Airways, Ltd.	472,755	1,792,247
QBE Insurance Group, Ltd.	764,201	6,346,882
Rio Tinto, Ltd.‡‡	8,019	584,142
Santos, Ltd.	139,341	692,596
Scentre Group REIT‡‡	93,514	252,102
South32, Ltd.	1,406,381	3,139,772
Stockland REIT‡‡	41,895	122,650
Suncorp Group, Ltd.	7,133	67,454
Telstra Corporation, Ltd.	52,407	141,650
Vicinity Centres REIT‡‡	52,810	90,834
Woodside Petroleum, Ltd.	38,183	974,680
		41,345,349
Belgium — 0.6%
Ageas	23,588	1,226,030
Groupe Bruxelles Lambert SA‡‡	415	40,715
KBC Group NV	80,046	5,246,411
UCB SA	14,860	1,232,151
		7,745,307
	Shares	Value
Canada — 2.6%
Alimentation Couche-Tard, Inc. Class B	4,500	$ 283,185
Canadian National Railway Co.	75,115	6,946,635
Canadian Pacific Railway, Ltd.Δ	36,300	8,539,212
Cenovus Energy, Inc.	222,799	1,965,048
Dollarama, Inc.	87,100	3,064,180
Shopify, Inc. Class A*	30,385	9,120,058
Suncor Energy, Inc.	64,308	2,006,019
		31,924,337
China — 0.7%
Baidu, Inc. ADR*	16,995	1,994,533
Tencent Holdings, Ltd.	157,500	7,109,144
		9,103,677
Denmark — 2.1%
Chr. Hansen Holding A/SΔ	56,648	5,319,474
Coloplast A/S Class B	14,077	1,590,811
Danske Bank A/S	12,095	191,168
DSV A/S	45,593	4,477,236
GN Store Nord A/S	69,170	3,227,649
H Lundbeck A/S	39,920	1,576,938
ISS A/S	243,223	7,340,246
Orsted A/S 144A	1,095	94,684
Pandora A/S	42,786	1,521,984
Rockwool International A/S, B Shares	3,803	971,006
		26,311,196
Finland — 0.3%
Kone OYJ Class B	3,164	186,725
Neste OYJ‡‡	47,507	1,611,963
Nokia OYJ	133,143	660,999
Orion OYJ Class B	14,042	514,622
Sampo OYJ, A Shares	10,786	508,988
Stora Enso OYJ, R Shares	13,430	157,828
UPM-Kymmene OYJ‡‡	26,915	715,240
		4,356,365
France — 9.7%
Accor SAΔ	75,400	3,236,585
Air Liquide SA	40,992	5,735,607
Alstom SA	2,000	92,787
Atos SE‡‡	20,873	1,744,974
AXA SA	70,419	1,849,697
BNP Paribas SA‡‡	161,448	7,667,324
Bureau Veritas SA	76,443	1,887,975
Capgemini SE‡‡	12,858	1,598,788
Christian Dior SE	14,612	7,659,656
Cie de St-Gobain	306,504	11,945,719
CNP Assurances‡‡	15,062	341,855
Credit Agricole SA	18,152	217,656
Danone SA	8,915	755,225
Dassault Aviation SA	115	165,289
Dassault Systemes SA	590	94,126
Edenred	8,879	452,921
Electricite de France SA	53,686	676,699
Engie SA‡‡	271,928	4,124,853

See Notes to Financial Statements.

	Shares	Value
EssilorLuxottica SA	64,697	$ 8,441,809
Gecina SA REIT	674	100,859
Hermes International‡‡	2,255	1,626,191
Ingenico Group	1,926	170,342
Kering SA	2,045	1,209,425
Klepierre REIT‡‡	4,327	145,048
L’Oreal SA	31,341	8,927,282
Peugeot SA‡‡	121,130	2,984,759
Publicis Groupe SAΔ	54,935	2,900,324
Safran SA‡‡	10,494	1,537,532
Sanofi‡‡	154,646	13,348,620
Sartorius Stedim Biotech	2,480	391,135
Schneider Electric SE	101,114	9,170,544
SES SA	31,843	497,869
Societe Generale SA	243,841	6,160,975
SPIE SA	10,640	197,572
Teleperformance	3,723	745,929
Thales SA‡‡	7,389	912,881
TOTAL SA‡‡	61,113	3,424,198
Ubisoft Entertainment SA*	52,560	4,114,290
Valeo SAΔ	96,761	3,146,770
Vinci SA	1,202	123,093
Worldline SA 144A*	4,035	293,645
		120,818,828
Germany — 10.1%
adidas AG	31,241	9,644,805
Allianz SE‡‡	87,541	21,103,089
Bayerische Motoren Werke AG	67,255	4,977,801
Beiersdorf AG	61,337	7,361,723
Carl Zeiss Meditec AG	7,054	695,831
CECONOMY AG*	58,467	358,608
Continental AG	87,921	12,818,791
Covestro AG 144A‡‡	43,815	2,227,543
Daimler AG	272,237	15,145,257
Deutsche Boerse AG	31,535	4,460,791
Deutsche Lufthansa AG‡‡	45,262	775,614
Deutsche Telekom AG	463,024	8,009,188
Deutsche Wohnen SE	6,238	228,899
E.ON SE‡‡	239,218	2,598,013
Evonik Industries AG	217,725	6,340,399
Fresenius Medical Care AG & Co. KGaA	9,174	720,208
Fresenius SE & Co. KGaA‡‡	5,433	294,561
HOCHTIEF AG	2,213	269,507
KION Group AG	9,025	568,944
Muenchener Rueckversicherungs-Gesellschaft AG	5,874	1,474,127
Nordex SE*	7,203	99,269
Rheinmetall AG‡‡	4,082	499,673
SAP SE‡‡	114,408	15,710,072
Siemens AG	15,006	1,784,824
Siemens Healthineers AG 144A	11,276	475,822
Software AG	33,185	1,139,587
Suedzucker AG	3,527	59,717
Talanx AG	5,165	223,766
	Shares	Value
thyssenkrupp AG	205,872	$ 3,002,295
Uniper SE	10,120	306,443
Vonovia SE	8,154	389,420
Wirecard AG	10,278	1,730,277
		125,494,864
Hong Kong — 4.2%
AIA Group, Ltd.	1,602,600	17,284,208
China Mobile, Ltd.	763,500	6,954,059
CK Asset Holdings, Ltd.	264,500	2,070,506
CK Hutchison Holdings, Ltd.	1,100,500	10,847,639
CK Infrastructure Holdings, Ltd.‡‡	11,000	89,699
CLP Holdings, Ltd.	9,000	99,313
Henderson Land Development Co., Ltd.	102,560	565,205
HKT Trust & HKT, Ltd.	114,000	180,959
Hong Kong Exchanges and Clearing, Ltd.‡‡	19,700	695,528
Hysan Development Co., Ltd.	47,000	242,770
Kerry Properties, Ltd.	371,500	1,559,865
Li & Fung, Ltd.	908,000	158,081
Link REIT‡‡	41,000	503,860
PCCW, Ltd.‡‡	62,000	35,795
Sino Land Co., Ltd.	162,000	271,669
Swire Properties, Ltd.	109,800	443,462
WH Group, Ltd. 144A	8,698,825	8,819,424
Wharf Holdings, Ltd. (The)	127,000	336,534
Wheelock & Co., Ltd.	84,000	602,174
Yue Yuen Industrial Holdings, Ltd.	159,500	436,947
		52,197,697
India — 1.3%
Axis Bank, Ltd.*	40,418	473,434
HDFC Bank, Ltd. ADR	62,200	8,088,488
Tata Consultancy Services, Ltd.	244,386	7,885,213
		16,447,135
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	3,169,100	1,800,179
Ireland — 1.4%
Accenture PLC Class A	45,500	8,407,035
ICON PLC*	23,400	3,602,898
Ryanair Holdings PLC ADR*	64,877	4,161,211
Willis Towers Watson PLC	5,855	1,121,466
		17,292,610
Italy — 3.3%
A2A SpA‡‡	1,342,887	2,330,197
Assicurazioni Generali SpA	22,346	420,784
BPER Banca	325,829	1,327,502
Enel SpA	2,400,767	16,761,661
Eni SpA‡‡	742,103	12,325,205
Intesa Sanpaolo SpA	2,878,437	6,159,919
Italgas SpA	10,810	72,622
Leonardo SpA	81,515	1,033,038
Poste Italiane SpA 144A	6,389	67,273
Unipol Gruppo SpA	66,748	325,076
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
UnipolSai Assicurazioni SpA	26,446	$ 67,932
		40,891,209
Japan — 15.4%
Aisin Seiki Co., Ltd.	3,100	106,673
Alfresa Holdings Corporation	25,600	631,126
Alps Alpine Co., Ltd.	30,300	510,363
Astellas Pharma, Inc.‡‡	196,600	2,799,063
Bandai Namco Holdings, Inc.	8,700	422,028
Brother Industries, Ltd.	50,500	953,184
Coca-Cola Bottlers Japan Holdings, Inc.	244,500	6,188,754
Dai Nippon Printing Co., Ltd.	4,700	100,090
Dai-ichi Life Holdings, Inc.	38,800	584,798
Daikin Industries, Ltd.	57,000	7,435,932
Daito Trust Construction Co., Ltd.‡‡	1,000	127,394
Daiwa House Industry Co., Ltd.‡‡	9,100	265,112
Eisai Co., Ltd.‡‡	10,000	564,949
Fuji Electric Co., Ltd.	24,900	857,984
FUJIFILM Holdings Corporation	218,700	11,081,557
Fujitsu, Ltd.	94,600	6,591,246
GungHo Online Entertainment, Inc.	10,050	277,781
Gunma Bank, Ltd. (The)	17,800	62,242
Hachijuni Bank, Ltd. (The)	85,600	348,545
Haseko Corporation‡‡	131,300	1,327,431
Hitachi High-Technologies Corporation	12,400	637,166
Hitachi, Ltd.‡‡	77,500	2,838,636
Honda Motor Co., Ltd.	394,100	10,180,109
Hoshizaki Corporation	1,600	119,019
Hoya Corporation	124,500	9,531,355
IHI Corporation	22,000	529,926
Isuzu Motors, Ltd.	324,000	3,687,316
Iyo Bank, Ltd. (The)	11,400	57,521
Japan Airlines Co., Ltd.	48,100	1,536,041
Japan Real Estate Investment Corporation REIT	18	109,521
Japan Retail Fund Investment Corporation REIT	50	101,099
JTEKT Corporation	8,800	106,597
Kajima Corporation	24,400	334,491
Kamigumi Co., Ltd.	32,900	778,138
Kao Corporation	2,900	220,832
KDDI Corporation	2,600	66,161
Keyence Corporation	12,600	7,728,405
Komatsu, Ltd.	138,900	3,349,627
Kose Corporation	6,300	1,055,892
Kyocera Corporation	86,200	5,624,607
Kyushu Railway Co.	39,200	1,141,659
Mabuchi Motor Co., Ltd.	3,300	112,790
Marubeni Corporation	113,700	751,919
Mazda Motor Corporation	71,900	749,910
Medipal Holdings Corporation	4,800	105,915
MINEBEA MITSUMI, Inc.	17,200	291,147
Mitsubishi Corporation	33,700	887,706
Mitsubishi Electric Corporation	553,400	7,283,538
Mitsubishi Estate Co., Ltd.‡‡	22,000	409,127
Mitsubishi Gas Chemical Co., Inc.‡‡	25,800	343,633
	Shares	Value
Mitsubishi UFJ Financial Group, Inc.‡‡	355,800	$ 1,689,650
Mitsui & Co., Ltd.	21,900	356,283
Mitsui Fudosan Co., Ltd.‡‡	16,000	387,701
Mixi, Inc.	58,100	1,164,533
MS&AD Insurance Group Holdings, Inc.	7,000	222,047
Murata Manufacturing Co., Ltd.	4,400	197,524
Nikon Corporation	47,900	677,082
Nippon Building Fund, Inc. REIT	16	109,521
Nippon Express Co., Ltd.	19,300	1,025,729
Nippon Telegraph & Telephone Corporation	143,900	6,696,158
Nitto Denko Corporation	3,200	157,811
NTT DOCOMO, Inc.‡‡	27,200	633,864
Olympus Corporation	811,500	9,002,031
Omron Corporation	6,400	333,608
Otsuka Holdings Co., Ltd.Δ	119,400	3,893,803
Persol Holdings Co., Ltd.	37,300	875,632
Pola Orbis Holdings, Inc.	25,300	706,330
Recruit Holdings Co., Ltd.	3,900	130,006
Renesas Electronics Corporation*	98,700	489,770
Resona Holdings, Inc.‡‡	191,300	795,967
Rohm Co., Ltd.	1,300	87,298
Secom Co., Ltd.	43,100	3,707,364
Sekisui Chemical Co., Ltd.	352,000	5,282,530
SG Holdings Co., Ltd.	7,100	201,183
Shimamura Co., Ltd.	2,000	149,330
Shimizu Corporation	11,700	97,125
Shinsei Bank, Ltd.	36,700	569,486
Shionogi & Co., Ltd.‡‡	20,400	1,174,824
SoftBank Group Corporation	66,000	3,161,805
Sojitz Corporation‡‡	519,300	1,666,538
Sony Corporation‡‡	44,400	2,325,940
Subaru Corporation	4,900	119,029
Sumitomo Corporation	56,300	852,476
Sumitomo Dainippon Pharma Co., Ltd.‡‡	89,200	1,690,262
Sumitomo Electric Industries, Ltd.	417,300	5,474,849
Sumitomo Heavy Industries, Ltd.	19,200	659,797
Sumitomo Mitsui Financial Group, Inc.	42,000	1,482,651
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	214,145
Suzuken Co., Ltd.	5,600	328,266
Sysmex Corporation	7,200	469,271
T&D Holdings, Inc.	8,300	90,032
Taiheiyo Cement Corporation	8,700	263,062
Taisei Corporation	21,800	791,606
Taisho Pharmaceutical Holdings Co., Ltd.	800	61,364
Takeda Pharmaceutical Co., Ltd.	293,700	10,414,275
TDK Corporation	6,800	526,012
Terumo CorporationΔ	128,400	3,822,882
THK Co., Ltd.	28,700	685,457
Tokio Marine Holdings, Inc.	174,300	8,728,337
Tosoh Corporation	15,800	222,019
Toyo Seikan Group Holdings, Ltd.	8,200	162,608

See Notes to Financial Statements.

	Shares	Value
Toyota Boshoku Corporation	6,400	$ 83,936
Toyota Motor Corporation	53,800	3,337,332
Toyota Tsusho Corporation	6,600	199,870
Unicharm Corporation	3,400	102,301
		190,656,367
Jersey — 3.1%
Experian PLC	554,951	16,801,480
Ferguson PLC	29,247	2,079,965
Glencore PLC*	1,983,208	6,884,525
IWG PLC	29,002	125,410
Man Group PLC‡‡	780,117	1,543,526
WPP PLC	858,211	10,792,043
		38,226,949
Mexico — 0.5%
Grupo Televisa SAB SA ADR	165,900	1,400,196
Wal-Mart de Mexico SAB de CV	1,560,900	4,260,530
		5,660,726
Netherlands — 2.7%
Adyen NV 144A*	1,768	1,364,253
Airbus SE‡‡	8,612	1,220,954
Akzo Nobel NV	7,977	749,598
ASM International NV	3,446	224,370
ASML Holding NVΔ	19,400	4,033,842
ASML Holding NV	11,798	2,464,965
ASR Nederland NV	38,713	1,574,175
CNH Industrial NV	518,047	5,312,245
EXOR NV	55,523	3,889,129
Fiat Chrysler Automobiles NV	28,227	393,701
ING Groep NV‡‡	66,977	776,523
Koninklijke Ahold Delhaize NV	213,860	4,809,618
Koninklijke Philips NV	27,263	1,183,764
Randstad NV	17,394	955,312
Signify NV 144A	25,548	755,316
STMicroelectronics NV	11,487	203,765
Unibail-Rodamco-Westfield REIT‡‡	1,666	249,588
Unilever NV CVA	28,192	1,716,980
Wolters Kluwer NV	23,249	1,692,461
		33,570,559
Nigeria — 0.0%
Afriland Properties PLCΨ†††	364,373	—
Norway — 0.4%
DNB ASA	15,435	287,152
Equinor ASA	55,614	1,098,204
Gjensidige Forsikring ASA	5,575	112,278
Leroy Seafood Group ASA	170,810	1,130,130
Salmar ASA	53,126	2,309,894
		4,937,658
Portugal — 0.0%
EDP - Energias de Portugal SA	96,013	364,867
Singapore — 2.8%
Ascendas Real Estate Investment Trust‡‡Δ	1,180,500	2,722,217
CapitaLand Commercial Trust REIT	69,500	111,467
CapitaLand Mall Trust REIT‡‡	58,400	113,520
	Shares	Value
ComfortDelGro Corporation, Ltd.	485,400	$ 954,297
DBS Group Holdings, Ltd.	273,000	5,238,049
Jardine Matheson Holdings, Ltd.	61,945	3,903,774
Singapore Exchange, Ltd.‡‡	13,600	79,610
Singapore Telecommunications, Ltd.	2,310,300	5,976,386
Suntec Real Estate Investment Trust	65,200	93,487
United Overseas Bank, Ltd.	667,877	12,898,467
UOL Group, Ltd.	14,686	81,951
Venture Corporation, Ltd.	9,600	115,583
Yangzijiang Shipbuilding Holdings, Ltd.	2,608,800	2,950,084
		35,238,892
South Africa — 0.3%
Naspers, Ltd. N Shares	13,267	3,220,928
South Korea — 0.5%
NAVER Corporation	29,540	2,916,520
Samsung Electronics Co., Ltd.	66,500	2,706,881
		5,623,401
Spain — 3.1%
ACS Actividades de Construccion y Servicios SA	23,672	945,071
Amadeus IT Group SA	165,502	13,109,478
Banco Bilbao Vizcaya Argentaria SA	203,149	1,135,831
Banco Santander SA	2,360,326	10,951,763
Endesa SA‡‡	101,581	2,611,631
Iberdrola SA	864,599	8,618,166
International Consolidated Airlines Group SA	12,447	75,384
Mapfre SA	58,261	170,325
Mediaset Espana Comunicacion SA	12,967	94,278
Red Electrica Corporation SA	22,824	475,332
Repsol SA‡‡	24,432	382,970
		38,570,229
Sweden — 2.9%
AAK AB	8,496	161,024
Atlas Copco AB, A Shares	122,677	3,920,950
Atlas Copco AB, B Shares	6,930	198,807
Elekta AB, B Shares	15,032	218,046
Essity AB Class B	33,006	1,014,405
Fingerprint Cards AB, B Shares*	308,052	545,700
Getinge AB, B Shares	34,375	541,566
Hennes & Mauritz AB, B SharesΔ	326,638	5,816,497
Investor AB, B Shares‡‡	8,150	391,520
Sandvik AB	47,360	870,072
Securitas AB, B Shares	23,051	404,367
SKF AB, B Shares	165,187	3,037,392
Swedish Orphan Biovitrum AB*	111,739	2,152,078
Telefonaktiebolaget LM Ericsson, B Shares	100,522	953,677
Telia Co. AB	2,581,526	11,464,615
Volvo AB, B Shares‡‡	243,463	3,863,202
		35,553,918
Switzerland — 9.9%
ABB, Ltd.Δ	477,025	9,572,751
Adecco Group AG‡‡	33,609	2,019,570
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Alcon, Inc.*	115,221	$ 7,114,855
Chubb, Ltd.	47,000	6,922,630
Cie Financiere Richemont SA	24,617	2,088,990
Coca-Cola HBC AG*	3,210	121,155
Credit Suisse Group AG*	483,375	5,795,846
GAM Holding AG*	72,575	335,442
Geberit AG	9,238	4,315,231
Kuehne + Nagel International AGΔ	11,050	1,640,181
LafargeHolcim, Ltd. (Swiss Exchange)Δ*	51,104	2,495,521
Nestle SA	202,902	21,005,200
Novartis AG‡‡	201,721	18,432,200
Roche Holding AG‡‡	55,284	15,553,934
Sika AG	47,493	8,105,238
Sonova Holding AG‡‡	8,975	2,039,188
Swatch Group AG (The)	2,710	775,912
Swiss Life Holding AG	306	151,652
Temenos AG‡‡*	3,884	694,879
UBS Group AG*	408,482	4,853,914
Zurich Insurance Group AG‡‡	25,884	9,012,468
		123,046,757
Taiwan — 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	221,000	1,700,575
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	458,201	17,947,733
		19,648,308
Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	—
United Kingdom — 14.1%
3i Group PLC‡‡	15,222	215,253
Aggreko PLC	16,153	162,057
Anglo American PLC‡‡	107,195	3,055,490
Ashtead Group PLC	108,826	3,115,109
AstraZeneca PLC	7,157	585,152
Babcock International Group PLC	16,470	95,837
Barclays PLC‡‡	983,936	1,871,825
BHP Group PLC	183,066	4,684,566
BP PLC‡‡	1,508,548	10,509,973
British Land Co. PLC (The) REIT‡‡	18,907	129,275
BT Group PLC‡‡	659,302	1,644,922
Burberry Group PLC‡‡	147,862	3,496,415
Centrica PLC	254,545	283,757
Close Brothers Group PLC	5,735	102,984
Compass Group PLC	572,068	13,709,014
Dialog Semiconductor PLC*	22,400	903,203
Dixons Carphone PLC‡‡	493,283	685,644
Drax Group PLC	197,380	652,224
Dunelm Group PLC	5,734	66,993
Evraz PLC‡‡	256,798	2,169,355
G4S PLC	2,966,499	7,835,996
GlaxoSmithKline PLC	517,379	10,358,980
Hays PLC	106,774	213,024
Inchcape PLC‡‡	81,376	636,596
Indivior PLC*	548,906	297,445
	Shares	Value
Intermediate Capital Group PLC	17,036	$ 298,778
Investec PLC	73,973	480,044
John Wood Group PLC	939,844	5,394,869
Kingfisher PLC	2,368,795	6,464,732
Land Securities Group PLC REIT	14,472	153,131
Legal & General Group PLC	52,972	181,298
Liberty Global PLC Class A*	93,000	2,510,070
Liberty Global PLC Class C*	50,426	1,337,802
Lloyds Banking Group PLC‡‡	22,477,772	16,153,983
London Stock Exchange Group PLC	5,849	407,497
Meggitt PLC	137,136	912,577
Moneysupermarket.com Group PLC	267,146	1,398,778
National Grid PLC	369,380	3,920,689
Prudential PLC	11,724	255,493
Reckitt Benckiser Group PLC	33,368	2,633,226
Rio Tinto PLC‡‡	76,995	4,772,144
Rolls-Royce Holdings PLC*	527,945	5,634,578
Royal Bank of Scotland Group PLC	1,012,050	2,824,986
Royal Dutch Shell PLC, A Shares‡‡	72,840	2,379,644
Royal Dutch Shell PLC, B Shares‡‡	444,866	14,581,556
Schroders PLCΔ	95,518	3,699,744
Segro PLC REIT	14,592	135,314
Smith & Nephew PLC‡‡	26,077	564,636
Smiths Group PLC	82,596	1,641,572
Spectris PLC	17,369	634,822
SSE PLC	749,162	10,674,690
Standard Chartered PLC	45,567	413,292
Tate & Lyle PLC‡‡	121,960	1,143,657
Tesco PLC	3,458,825	9,957,877
Travis Perkins PLC	175,101	2,834,100
Unilever PLC	17,700	1,100,191
Vodafone Group PLC‡‡	1,109,478	1,822,095
WH Smith PLC	8,050	201,395
		175,000,349
Total Foreign Common Stocks (Cost $1,178,082,642)		1,205,048,661
FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische MotorenWerke AG
6.27%, 05/17/19	9,226	572,802
Porsche Automobil Holding SE
3.78%, 06/28/19‡‡	2,638	171,401
		744,203
Total Foreign Preferred Stocks (Cost $996,178)		744,203
MONEY MARKET FUNDS — 5.2%
GuideStone Money Market Fund, 2.29%Ø∞	53,550,566	53,550,566
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	10,835,476	10,835,476

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	371,323	$ 371,323
Total Money Market Funds (Cost $64,757,365)		64,757,365

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $3,468,093)	$3,500,000	3,471,430
TOTAL INVESTMENTS — 104.3% (Cost $1,264,296,078)		1,295,041,532

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (5.2)%
Australia — (0.4)%
AMP, Ltd.	(212,638)	(316,479)
Challenger, Ltd.	(413,354)	(1,926,896)
Magellan Financial Group, Ltd.	(15,180)	(543,513)
Orica, Ltd.	(45,709)	(650,465)
SEEK, Ltd.	(77,251)	(1,147,593)
TPG Telecom, Ltd.	(7,799)	(35,261)
Vocus Group, Ltd.*	(224,036)	(514,320)
WorleyParsons, Ltd.	(47,207)	(487,514)
		(5,622,041)
Austria — (0.0)%
ams AG*	(6,245)	(244,823)
Belgium — (0.1)%
Umicore SA	(33,014)	(1,058,634)
Denmark — (0.3)%
AP Moeller - Maersk A/S Class B	(2,607)	(3,233,655)
Dfds A/S	(10,311)	(437,312)
Drilling Co. of 1972 A/S (The)*	(880)	(68,371)
		(3,739,338)
Finland — (0.2)%
Huhtamaki OYJ	(10,080)	(414,465)
Outokumpu OYJ	(510,625)	(1,741,895)
		(2,156,360)
France — (0.6)%
Altran Technologies SA	(41,824)	(663,673)
Bollore SA	(257,203)	(1,134,766)
Elior Group SA 144A	(65,966)	(906,870)
Iliad SA	(17,781)	(1,996,806)
Technicolor SA*	(216,928)	(200,788)
Valeo SA	(80,451)	(2,616,352)
		(7,519,255)
Germany — (0.9)%
1&1 Drillisch AG	(20,974)	(699,268)
Aurubis AG	(3,420)	(166,561)
Delivery Hero SE 144A*	(17,256)	(782,714)
Deutsche Bank AG	(228,426)	(1,761,059)
Freenet AG	(6,238)	(124,805)
Innogy SE 144A	(1,983)	(94,028)
	Shares	Value
Telefonica Deutschland Holding AG	(50,794)	$ (141,911)
thyssenkrupp AG	(321,976)	(4,695,475)
TUI AG	(96,628)	(947,833)
United Internet AG	(29,263)	(963,643)
Zalando SE 144A*	(27,856)	(1,235,961)
		(11,613,258)
Ireland — (0.2)%
James Hardie Industries PLC CDI	(168,933)	(2,217,809)
Italy — (0.3)%
Autogrill SpA	(9,229)	(96,705)
Banco BPM SpA*	(164,145)	(334,102)
Buzzi Unicem SpA	(18,541)	(376,226)
Freni Brembo SpA	(47,625)	(548,584)
Pirelli & C SpA 144A	(202,038)	(1,194,175)
Prysmian SpA	(21,787)	(449,648)
Saipem SpA*	(26,358)	(131,126)
Salvatore Ferragamo SpA	(6,195)	(147,790)
Telecom Italia SpA*	(982,436)	(536,445)
Unione di Banche Italiane SpA	(212,664)	(580,369)
		(4,395,170)
Japan — (0.4)%
Aeon Co., Ltd.	(6,400)	(109,877)
Asics Corporation	(14,500)	(156,949)
Bank of Kyoto, Ltd. (The)	(2,500)	(96,577)
CyberAgent, Inc.	(8,900)	(322,353)
FamilyMart UNY Holdings Co., Ltd.	(10,200)	(243,328)
Hitachi Metals, Ltd.	(6,600)	(74,500)
Hokuriku Electric Power Co.*	(112,900)	(817,835)
Japan Airport Terminal Co., Ltd.	(1,600)	(68,191)
Kansai Paint Co., Ltd.	(8,100)	(169,716)
Nippon Paint Holdings Co., Ltd.	(39,100)	(1,515,912)
Taiyo Nippon Sanso Corporation	(6,400)	(135,818)
Yaskawa Electric Corporation	(25,300)	(858,860)
		(4,569,916)
Netherlands — (0.2)%
Altice Europe NV*	(103,708)	(372,529)
BoskalisWestminster	(14,954)	(345,355)
Koninklijke Vopak NV	(10,260)	(473,083)
OCI NV*	(37,307)	(1,024,062)
SBM Offshore NV	(18,107)	(349,609)
		(2,564,638)
Norway — (0.2)%
Adevinta ASA Class A*	(43,211)	(480,210)
Schibsted ASA Class A	(51,412)	(1,418,125)
Yara International ASA	(5,748)	(278,827)
		(2,177,162)
Papua New Guinea — (0.0)%
Oil Search, Ltd.	(47,545)	(235,989)
Spain — (0.4)%
Cellnex Telecom SA 144A*	(119,861)	(4,435,005)
Sweden — (0.2)%
BillerudKorsnas AB	(15,101)	(200,915)
Husqvarna AB, B Shares	(62,490)	(584,514)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Millicom International Cellular SA SDR	(12,413)	$ (698,437)
Saab AB Class B	(6,183)	(201,214)
SSAB AB, A Shares	(36,247)	(126,351)
Tele2 AB, B Shares	(42,565)	(621,093)
		(2,432,524)
Switzerland — (0.1)%
Cie Financiere Richemont SA	(1,874)	(159,027)
Dufry AG*	(2,015)	(170,662)
Idorsia, Ltd.*	(13,252)	(302,725)
Panalpina Welttransport Holding AG*	(435)	(100,172)
Sunrise Communications Group AG 144A*	(2,061)	(153,804)
		(886,390)
United Kingdom — (0.7)%
ASOS PLC*	(14,456)	(468,139)
easyJet PLC	(9,074)	(109,842)
Hargreaves Lansdown PLC	(10,180)	(248,090)
John Wood Group PLC	(402,029)	(2,307,717)
Merlin Entertainments PLC 144A	(67,529)	(385,141)
NMC Health PLC	(85,533)	(2,610,202)
Severn Trent PLC	(24,907)	(647,796)
St. James’s Place PLC	(10,242)	(142,815)
Thomas Cook Group PLC*	(471,690)	(78,802)
United Utilities Group PLC	(101,404)	(1,008,074)
Weir Group PLC (The)	(22,387)	(439,676)
		(8,446,294)
Total Foreign Common Stocks Sold Short (Proceeds $(67,300,127))		(64,314,606)
Other Assets in Excess of Liabilities — 0.9%		11,058,396
NET ASSETS — 100.0%		$1,241,785,322
PORTFOLIO SUMMARY (based on net assets)
%
Industrials	17.1
Financials	16.2
Consumer Discretionary	12.6
Health Care	12.3
Information Technology	10.9
Consumer Staples	7.1
Communication Services	6.8
Materials	5.8
Money Market Funds	5.2
Energy	4.9
Utilities	4.4
Real Estate	0.7
U.S. Treasury Obligation	0.3
Foreign Common Stocks Sold Short	(5.2)
99.1

See Notes to Financial Statements.

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CAC 40 Index	07/2019	321	$ 20,195,954	$ 211,651
IBEX 35 Index	07/2019	16	1,668,899	9,269
OMXS30 Index	07/2019	(194)	(3,385,962)	(68,529)
Hang Seng Index	07/2019	68	12,406,647	146,302
AEX Index	07/2019	(59)	(7,526,436)	(76,782)
Topix Index®	09/2019	31	4,459,584	(6,438)
ASX SPI 200 Index	09/2019	(229)	(26,362,172)	(215,606)
DAX Index	09/2019	23	8,099,677	110,334
FTSE 100 Index®	09/2019	151	14,130,976	68,194
FTSE/MIB Index	09/2019	70	8,419,771	110,997
MSCI EAFE Index	09/2019	546	52,506,090	1,421,770
S&P/TSX 60 Index	09/2019	(38)	(5,674,102)	(17,559)
Swiss Market Index	09/2019	(55)	(5,551,270)	19,346
Total Futures Contracts outstanding at June 30, 2019			$ 73,387,656	$ 1,712,949
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	New Zealand Dollars	48,271,000	U.S. Dollars	31,735,544	CITI	$ 742,312
09/18/19	Canadian Dollars	32,007,000	U.S. Dollars	23,901,104	CITI	576,316
09/18/19	Australian Dollars	57,027,000	U.S. Dollars	39,633,327	CITI	500,376
09/18/19	Japanese Yen	1,487,064,000	U.S. Dollars	13,748,877	CITI	126,492
09/18/19	Euro	17,432,000	U.S. Dollars	19,838,499	CITI	111,148
09/18/19	Israeli Shekels	5,306,000	U.S. Dollars	1,480,882	CITI	13,351
09/18/19	British Pounds	1,992,574	U.S. Dollars	2,533,647	CITI	6,035
09/18/19	Swedish Kronor	3,510,000	U.S. Dollars	374,157	CITI	6,019
09/18/19	Danish Kroner	3,470,000	U.S. Dollars	527,955	CITI	4,343
09/18/19	Singapore Dollars	354,000	U.S. Dollars	257,849	CITI	4,114
09/18/19	U.S. Dollars	1,211,014	British Pounds	948,000	CITI	2,718
09/18/19	U.S. Dollars	2,550,920	Japanese Yen	273,135,125	CITI	2,374
09/18/19	Hong Kong Dollars	4,560,000	U.S. Dollars	582,288	CITI	1,664
Subtotal Appreciation						$2,097,262
09/18/19	Hong Kong Dollars	328,000	U.S. Dollars	42,021	CITI	$ (18)
09/18/19	Danish Kroner	2,311,000	U.S. Dollars	354,715	CITI	(207)
09/18/19	U.S. Dollars	45,578	Israeli Shekels	163,000	CITI	(325)
09/18/19	U.S. Dollars	451,148	Hong Kong Dollars	3,534,000	CITI	(1,415)
09/18/19	Swiss Francs	3,323,000	U.S. Dollars	3,431,010	CITI	(1,873)
09/18/19	British Pounds	1,199,426	U.S. Dollars	1,532,834	CITI	(4,078)
09/18/19	Euro	6,962,000	U.S. Dollars	7,980,298	CITI	(12,799)
09/18/19	U.S. Dollars	1,449,445	Singapore Dollars	1,990,000	CITI	(23,171)
12/18/19	U.S. Dollars	1,614,593	Swiss Francs	1,580,000	NT	(29,208)
09/18/19	U.S. Dollars	2,128,393	Danish Kroner	14,126,000	CITI	(38,536)
09/18/19	Japanese Yen	705,065,000	U.S. Dollars	6,636,368	CITI	(57,608)
09/18/19	U.S. Dollars	6,849,003	Australian Dollars	9,829,000	CITI	(68,320)
09/18/19	U.S. Dollars	6,491,489	Norwegian Kroner	56,435,000	CITI	(139,031)
09/18/19	U.S. Dollars	18,923,339	Japanese Yen	2,052,379,875	CITI	(226,830)
09/18/19	U.S. Dollars	9,037,697	Swedish Kronor	85,674,000	CITI	(241,853)
09/18/19	U.S. Dollars	10,509,373	New Zealand Dollars	16,040,000	CITI	(282,714)
09/18/19	U.S. Dollars	31,447,367	Euro	27,816,000	CITI	(386,007)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	U.S. Dollars	59,946,205	Swiss Francs	59,363,000	CITI	$(1,312,845)
Subtotal Depreciation						$(2,826,838)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$ (729,576)
Swap agreements outstanding at June 30, 2019:
Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Italy Index, Floating financing rate: 1-Month EURIBOR - 0.31%	09/18/19	GSC	EUR	7,995,293	$ 294,620	$ —	$ 294,620
MSCI Germany Index, Floating financing rate: 1-Month EURIBOR - 0.1%	09/18/19	GSC	EUR	135,082	3,079	—	3,079
MSCI United Kingdom Index, Floating financing rate: 1-Month ICE LIBOR GBP + 0.13%	09/18/19	GSC	GBP	96,612	647	—	647
Subtotal Appreciation					$ 298,346	$ —	$ 298,346
MSCI Canada Index, Floating financing rate: 1-Month CDOR - 1.0%	09/18/19	GSC	CAD	435,785	$ (3,302)	$ —	$ (3,302)
MSCI Japan Index, Floating financing rate: 1-Month ICE LIBOR JPY - 0.2%	09/18/19	GSC	JPY	683,614,257	(13,264)	—	(13,264)
MSCI Australia Index, Floating financing rate: 1-Month ASX BBSW + 0.35%	09/18/19	GSC	AUD	1,869,879	(15,617)	—	(15,617)
MSCI Netherlands Index, Floating financing rate: 1-Month EURIBOR - 0.29%	09/18/19	GSC	EUR	2,378,080	(23,445)	—	(23,445)
MSCI Switzerland Index, Floating financing rate: 1-Month ICE LIBOR CHF - 0.17%	09/18/19	GSC	CHF	4,254,679	(31,307)	—	(31,307)
MSCI Sweden Index, Floating financing rate: 1-Month STIBOR - 0.15%	09/18/19	GSC	SEK	76,424,370	(124,136)	—	(124,136)
Subtotal Depreciation					$(211,071)	$ —	$(211,071)
Net Total Return Swaps outstanding at June 30, 2019					$ 87,275	$ —	$ 87,275

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 21,019,873	$ 21,019,873	$ —	$ —
Foreign Common Stocks	1,205,048,661	1,205,048,661	—	—**
Foreign Preferred Stocks	744,203	744,203	—	—
Money Market Funds	64,757,365	64,757,365	—	—
U.S. Treasury Obligation	3,471,430	—	3,471,430	—
Total Assets - Investments in Securities	$1,295,041,532	$1,291,570,102	$ 3,471,430	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,097,262	$ —	$ 2,097,262	$ —
Futures Contracts	2,097,863	2,097,863	—	—
Swap Agreements	298,346	—	298,346	—
Total Assets - Other Financial Instruments	$ 4,493,471	$ 2,097,863	$ 2,395,608	$ —
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$ (64,314,606)	$ (64,314,606)	$ —	$ —
Total Liabilities - Investments in Securities	$ (64,314,606)	$ (64,314,606)	$ —	$ —
Other Financial Instruments
Forward Foreign Currency Contracts	$ (2,826,838)	$ —	$(2,826,838)	$ —
Futures Contracts	(384,914)	(384,914)	—	—
Swap Agreements	(211,071)	—	(211,071)	—
Total Liabilities - Other Financial Instruments	$ (3,422,823)	$ (384,914)	$(3,037,909)	$ —

**	Level 3 securities have zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 1.8%
Communication Services — 0.2%
Autohome, Inc. ADRΔ*	2,235	$ 191,360
Momo, Inc. ADR	4,615	165,217
Sea, Ltd. ADRΔ*	13,231	439,534
YY, Inc. ADR*	1,875	130,669
		926,780
Consumer Discretionary — 0.4%
Huazhu Group, Ltd. ADRΔ	5,382	195,098
MercadoLibre, Inc.*	1,651	1,010,032
Yum China Holdings, Inc.	12,740	588,588
		1,793,718
Financials — 0.0%
LexinFintech Holdings, Ltd. ADR*	22,326	249,158
Health Care — 0.2%
Zai Lab, Ltd. ADRΔ*	25,762	898,321
Industrials — 0.3%
Copa Holdings SA Class A	11,893	1,160,400
ZTO Express Cayman, Inc. ADRΔ	13,552	259,114
		1,419,514
Information Technology — 0.7%
Globant SA*	13,156	1,329,414
Huami Corporation ADRΔ*	27,748	277,480
Pagseguro Digital, Ltd. Class AΔ*	15,109	588,797
StoneCo, Ltd. Class AΔ*	40,172	1,188,288
		3,383,979
Materials — 0.0%
Southern Copper CorporationΔ	4,037	156,838
Total Common Stocks (Cost $7,352,784)		8,828,308
FOREIGN COMMON STOCKS — 88.0%
Argentina — 0.2%
YPF SA ADR	56,257	1,024,440
Brazil — 5.9%
Atacadao SA*	84,400	483,988
B3 SA - Brasil Bolsa Balcao*	117,100	1,144,484
Banco BTG Pactual SA*	70,500	927,344
Banco do Brasil SA*	265,700	3,721,232
BB Seguridade Participacoes SA	81,400	690,001
CCR SA	6,400	22,850
Centrais Eletricas Brasileiras SA	257,000	2,358,541
Cia de Saneamento Basico do Estado de Sao Paulo ADR*	151,931	1,849,000
Cielo SA	479,100	839,684
Embraer SA ADRΔ	7,243	145,802
Fleury SA	62,400	350,842
Hapvida Participacoes e Investimentos SA 144A	128,800	1,312,502
IRB Brasil Resseguros SA	3,000	77,759
JBS SA	517,500	2,838,201
Localiza Rent a Car SA	163,200	1,729,347
Lojas Renner SA	66,230	810,632
Magazine Luiza SA	11,400	619,735
	Shares	Value
Minerva SA*	468,200	$ 969,333
Petrobras Distribuidora SA	111,500	725,631
Petroleo Brasileiro SA ADRΔ*	95,190	1,482,108
Porto Seguro SA	13,200	178,752
Rumo SA*	166,700	902,970
Sao Martinho SA	99,100	520,024
Sul America SA	86,649	847,547
TIM Participacoes SA ADRΔ*	89,467	1,339,321
Vale SA ADR	122,722	1,649,384
Wiz Solucoes e Corretagem de Seguros SA	136,500	386,400
		28,923,414
Canada — 0.2%
Parex Resources, Inc.*	60,453	969,888
Chile — 0.7%
Aguas Andinas SA Class A	78,977	46,620
Banco de Chile ADRΔ	27,474	815,703
Banco de Credito e Inversiones SA	2,158	150,475
Banco Santander Chile ADRΔ	24,382	729,510
Cencosud SA	126,221	249,601
Empresas CMPC SA	58,055	159,354
Empresas COPEC SA	48,859	529,678
Enel Americas SA ADR	81,645	724,191
Enel Chile SA ADR	15,435	73,779
Itau CorpBanca	3,779,881	31,768
		3,510,679
China — 18.4%
58.com, Inc. ADR*	11,801	733,668
Agricultural Bank of China, Ltd. Class A	675,100	353,728
Alibaba Group Holding, Ltd. ADR*	115,964	19,650,100
Anhui Conch Cement Co., Ltd. Class A	10,900	65,838
Anhui Conch Cement Co., Ltd. Class H	246,000	1,541,495
BAIC Motor Corporation, Ltd. Class H 144A	231,000	144,898
Baidu, Inc. ADR*	12,094	1,419,352
Bank of Beijing Co., Ltd. Class A	23,959	20,609
Bank of China, Ltd. Class A	240,800	131,077
Bank of China, Ltd. Class H	4,503,199	1,902,346
Bank of Communications Co., Ltd. Class A	132,900	118,379
Bank of Shanghai Co., Ltd. Class A	12,000	20,697
Baoshan Iron & Steel Co., Ltd. Class A	82,700	78,238
Beijing Capital International Airport Co., Ltd. Class H	490,000	429,676
BOE Technology Group Co., Ltd. Class A	89,700	44,911
China Communications Services Corporation, Ltd. Class H	998,000	774,208
China Construction Bank Corporation Class H	4,401,266	3,791,815
China Everbright Bank Co., Ltd. Class A	35,300	19,575
China Evergrande GroupΔ	354,000	992,434

See Notes to Financial Statements.

	Shares	Value
China Longyuan Power Group Corporation, Ltd. Class H	1,360,000	$ 872,230
China Medical System Holdings, Ltd.	1,114,000	1,021,063
China Merchants Bank Co., Ltd. Class A	30,393	159,160
China Merchants Bank Co., Ltd. Class H	341,500	1,702,757
China Merchants Securities Co., Ltd. Class A	8,934	22,222
China Minsheng Banking Corporation, Ltd. Class A	22,200	20,518
China National Building Material Co., Ltd.	1,664,000	1,459,145
China Oilfield Services, Ltd. Class H	774,000	765,905
China Pacific Insurance Group Co., Ltd. Class A	8,700	46,231
China Petroleum & Chemical Corporation Class A	132,500	105,488
China Petroleum & Chemical Corporation Class H	916,000	622,651
China Railway Construction Corporation, Ltd. Class A	45,300	65,602
China Shenhua Energy Co., Ltd. Class H	150,500	315,191
China Shipbuilding Industry Co., Ltd. Class A	57,500	46,531
China State Construction Engineering Corporation, Ltd. Class A	78,100	65,361
China Telecom Corporation, Ltd. Class H	184,000	92,569
China Tower Corporation, Ltd. Class H 144A	6,233,900	1,635,943
China Vanke Co., Ltd. Class H	97,700	366,452
CITIC Securities Co., Ltd. Class A	23,200	80,398
Contemporary Amperex Technology Co., Ltd. Class A*	35,399	354,881
Country Garden Holdings Co., Ltd.	343,471	522,349
CRRC Corporation, Ltd. Class A	37,800	44,508
Ctrip.com International, Ltd. ADR*	46,850	1,729,233
Foshan Haitian Flavouring & Food Co., Ltd. Class A	3,000	45,847
Gree Electric Appliances, Inc. of Zhuhai	49,000	392,245
Guotai Junan Securities Co., Ltd. Class A*	27,300	72,912
Haier Smart Home Co., Ltd. Class A*	18,600	46,807
Haitian International Holdings, Ltd.	170,000	352,983
Haitong Securities Co., Ltd. Class A	34,900	72,079
Haitong Securities Co., Ltd. Class H	1,317,791	1,477,764
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	12,100	48,571
Huaneng Renewables Corporation, Ltd. Class H*	4,318,000	1,188,435
Huatai Securities Co., Ltd. Class A	22,936	74,509
Huaxia Bank Co., Ltd. Class A*	18,400	20,621
Industrial & Commercial Bank of China, Ltd. Class A	198,900	170,510
Industrial & Commercial Bank of China, Ltd. Class H	2,560,000	1,867,967
Industrial Bank Co., Ltd. Class A	25,000	66,551
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	174,169	846,928
	Shares	Value
JD.com, Inc. ADR*	29,937	$ 906,792
Jiangsu Hengrui Medicine Co., Ltd. Class A	66,885	642,498
Jiangxi Copper Co., Ltd. Class H	118,000	157,098
Kingsoft Corporation, Ltd.*	102,000	220,669
Luxshare Precision Industry Co., Ltd. Class A	14,050	50,693
Midea Group Co., Ltd. Class A	5,909	44,601
NARI Technology Co., Ltd. Class A*	127,075	344,751
NetEase, Inc. ADR	7,752	1,982,729
New China Life Insurance Co., Ltd. Class H	318,900	1,551,288
New Oriental Education & Technology Group, Inc. ADRΔ*	11,404	1,101,398
People’s Insurance Co. Group of China, Ltd. (The) Class H	1,350,000	527,094
PetroChina Co., Ltd. Class H	1,086,000	599,186
PICC Property & Casualty Co., Ltd. Class H	1,960,000	2,115,135
Ping An Bank Co., Ltd. Class A	35,200	70,598
Ping An Insurance Group Co. of China, Ltd. Class A	13,300	171,527
Ping An Insurance Group Co. of China, Ltd. Class H	286,000	3,434,182
SAIC Motor Corporation, Ltd. Class A	12,500	46,393
Sany Heavy Industry Co., Ltd. Class A	23,800	45,309
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	672,000	609,056
Shanghai International Airport Co., Ltd. Class A	53,100	647,491
Shanghai Pudong Development Bank Co., Ltd. Class A	11,800	20,060
Shenwan Hongyuan Group Co., Ltd. Class A	28,800	21,000
SINA Corporation*	2,218	95,662
Sinopec Engineering Group Co., Ltd. Class H	338,000	286,437
Sinopec Shanghai Petrochemical Co., Ltd. Class H	791,711	314,183
Sunac China Holdings, Ltd.	106,859	525,287
Sunny Optical Technology Group Co., Ltd.	39,800	411,160
TAL Education Group ADR*	12,364	471,068
Tencent Holdings, Ltd.	420,748	18,991,480
Tingyi Cayman Islands Holding Corporation	174,000	290,457
Vipshop Holdings, Ltd. ADR*	15,320	132,212
Weichai Power Co., Ltd. Class H	483,000	816,160
WuXi AppTec Co., Ltd. Class H 144AΔ	49,091	430,474
Yanzhou Coal Mining Co., Ltd. Class H	160,000	149,519
Zhejiang Expressway Co., Ltd. Class H	32,000	33,714
Zijin Mining Group Co., Ltd. Class H	152,000	61,682
		89,413,204
Czech Republic — 0.3%
Moneta Money Bank AS 144A	477,941	1,637,249
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Egypt — 0.1%
Commercial International Bank Egypt SAE GDR	81,017	$ 344,322
Germany — 0.3%
Delivery Hero SE 144A*	32,205	1,460,784
Greece — 0.5%
JUMBO SA	101,780	1,967,479
Sarantis SA*	34,902	352,818
		2,320,297
Hong Kong — 10.3%
AAC Technologies Holdings, Inc.	107,000	607,480
AIA Group, Ltd.	438,625	4,730,616
ANTA Sports Products, Ltd.	438,000	3,008,142
China Hongqiao Group, Ltd.	274,000	193,266
China Jinmao Holdings Group, Ltd.	122,000	74,184
China Mobile, Ltd.	656,500	5,979,489
China Oriental Group Co., Ltd.	146,000	85,413
China Overseas Land & Investment, Ltd.	651,521	2,402,013
China Resources Cement Holdings, Ltd.	1,904,398	1,845,474
China Resources Gas Group, Ltd.	6,000	29,763
China Resources Land, Ltd.	204,000	898,345
China Resources Power Holdings Co., Ltd.	748,000	1,091,593
China Taiping Insurance Holdings Co., Ltd.*	257,800	689,737
China Unicom Hong Kong, Ltd.	2,242,000	2,459,636
CITIC, Ltd.	517,000	745,218
CNOOC, Ltd.	3,101,361	5,304,119
Country Garden Services Holdings Co., Ltd.	126,000	291,301
CSPC Pharmaceutical Group, Ltd.	1,181,124	1,905,112
ENN Energy Holdings, Ltd.	181,900	1,769,704
FIT Hon Teng, Ltd. 144A	1,019,000	412,207
Fullshare Holdings, Ltd.Δ*	1,980,000	122,931
Genscript Biotech Corporation*	172,000	431,998
Guangdong Investment, Ltd.	206,000	407,691
Haier Electronics Group Co., Ltd.*	368,000	1,017,551
Hengan International Group Co., Ltd.	207,600	1,526,764
Hong Kong Exchanges and Clearing, Ltd.	95,673	3,377,832
Hua Hong Semiconductor, Ltd. 144AΔ	113,000	218,718
IMAX China Holding, Inc. 144A	90,057	220,655
Innovent Biologics, Inc. 144AΔ*	286,500	966,406
Kingboard Laminates Holdings, Ltd.	915,574	839,191
Longfor Group Holdings, Ltd.	54,384	205,027
Meituan Dianping Class B*	157,988	1,385,381
Minth Group, Ltd.	166,000	447,316
MMG, Ltd.*	632,000	220,869
Nexteer Automotive Group, Ltd.	232,000	288,675
Shimao Property Holdings, Ltd.	49,000	149,289
Sihuan Pharmaceutical Holdings Group, Ltd.	258,000	58,128
Sino Biopharmaceutical, Ltd.	726,000	742,571
Sinotruk Hong Kong, Ltd.	572,500	990,847
SSY Group, Ltd.	1,216,050	1,099,033
	Shares	Value
Techtronic Industries Co., Ltd.	52,500	$ 401,897
Uni-President China Holdings, Ltd.	547,000	609,202
		50,250,784
Hungary — 0.5%
OTP Bank Nyrt PLC	57,879	2,302,050
India — 8.6%
Abbott India, Ltd.	1,136	146,271
Aditya Birla Fashion and Retail, Ltd.*	84,648	264,082
AIA Engineering, Ltd.*	20,770	539,669
Amber Enterprises India, Ltd.*	20,861	249,250
Ambuja Cements, Ltd.	44,664	137,724
Apollo Hospitals Enterprise, Ltd.	88,637	1,745,325
Atul, Ltd.	3,860	222,589
Aurobindo Pharma, Ltd.	2,296	20,225
Axis Bank, Ltd.*	78,265	916,753
Bajaj Finance, Ltd.	8,827	470,726
Bharat Financial Inclusion, Ltd.*	95,038	1,228,875
Bharat Petroleum Corporation, Ltd.	166,444	946,303
Bharti Infratel, Ltd.	402,403	1,556,796
Coal India, Ltd.	190,765	701,404
Crompton Greaves Consumer Electricals, Ltd.	89,536	300,929
Dalmia Bharat, Ltd.	27,350	415,178
Divi's Laboratories, Ltd.	23,924	553,481
Edelweiss Financial Services, Ltd.	146,719	360,912
Eicher Motors, Ltd.	4,452	1,234,377
Emami, Ltd.*	172,478	747,357
GAIL India, Ltd.	571,382	2,582,197
Glenmark Pharmaceuticals, Ltd.	14,426	92,655
Godrej Consumer Products, Ltd.	5,614	53,930
Godrej Industries, Ltd.	76,482	536,324
HCL Technologies, Ltd.	129,774	2,001,577
Hindalco Industries, Ltd.	372,223	1,116,494
Hindustan Petroleum Corporation, Ltd.	28,273	118,802
Hindustan Unilever, Ltd.	57,247	1,482,521
Hindustan Zinc, Ltd.	59,403	210,065
Housing Development Finance Corporation, Ltd.	45,741	1,452,593
ICICI Bank, Ltd. ADR	184,894	2,327,815
ICICI Lombard General Insurance Co., Ltd. 144A	33,429	538,792
Indiabulls Housing Finance, Ltd.	226,216	1,991,546
Indian Oil Corporation, Ltd.	297,720	672,407
Info Edge India, Ltd.	16,896	550,039
Infosys, Ltd.	59,645	632,504
Infosys, Ltd. ADRΔ	289,763	3,100,464
Larsen & Toubro Infotech, Ltd. 144A	12,063	319,708
LIC Housing Finance, Ltd.	2,634	21,188
Maruti Suzuki India, Ltd.	10,720	1,014,834
MRF, Ltd.	254	208,306
Navin Fluorine International, Ltd.	25,014	256,201
NTPC, Ltd.	45,376	92,918
Oil & Natural Gas Corporation, Ltd.	352,218	855,957
Page Industries, Ltd.	122	36,376
Power Grid Corporation of India, Ltd.	578,060	1,732,652
Prestige Estates Projects, Ltd.	69,768	275,272

See Notes to Financial Statements.

	Shares	Value
Procter & Gamble Hygiene & Health Care, Ltd.	1,959	$ 304,087
Tata Consultancy Services, Ltd.	93,969	3,031,948
TeamLease Services, Ltd.*	13,337	569,147
Tech Mahindra, Ltd.	35,234	360,673
Thermax, Ltd.	16,892	258,981
Wipro, Ltd.	21,045	85,518
Wipro, Ltd. ADR	11,605	50,250
Zee Entertainment Enterprises, Ltd.	30,601	150,129
		41,843,096
Indonesia — 2.4%
PT Adaro Energy Tbk	6,643,300	639,525
PT Bank Central Asia Tbk	1,138,800	2,416,247
PT Bank Mandiri Persero Tbk	1,574,000	894,097
PT Bank Negara Indonesia Persero Tbk	1,893,500	1,233,070
PT Bank Rakyat Indonesia Persero Tbk	3,327,700	1,026,988
PT BFI Finance Indonesia Tbk	5,778,700	245,423
PT Bukit Asam Tbk	468,100	98,077
PT Indofood Sukses Makmur Tbk	119,436	59,390
PT Link Net Tbk	2,611,900	785,742
PT Map Aktif Adiperkasa*	558,100	229,126
PT Perusahaan Gas Negara Tbk	665,800	99,440
PT Semen Indonesia Persero Tbk	489,500	401,059
PT Telekomunikasi Indonesia Persero Tbk	6,882,500	2,016,886
PT Unilever Indonesia Tbk	7,500	23,890
PT United Tractors Tbk	789,369	1,575,665
		11,744,625
Isle of Man — 0.0%
NEPI Rockcastle PLC	18,122	166,501
Malaysia — 1.2%
AirAsia Group Bhd	597,900	394,983
Dialog Group Bhd	109,100	86,065
Hartalega Holdings Bhd	31,300	39,688
Hong Leong Bank Bhd.	121,100	556,782
Malayan Banking Bhd	415,200	892,190
Malaysia Airports Holdings	351,500	725,540
Nestle Malaysia Bhd	500	18,040
Petronas Chemicals Group Bhd	283,299	575,853
Petronas Gas Bhd	68,400	287,338
Public Bank Bhd	246,300	1,370,817
RHB Bank Bhd	107,900	145,955
Sime Darby Bhd	269,600	147,440
Tenaga Nasional Bhd	125,200	419,303
		5,659,994
Mexico — 3.1%
Alfa SAB de CV Series A	786,700	771,381
Alpek SAB de CV	1,050,900	1,318,433
America Movil SAB de CV, Series L ADR	13,561	197,448
Arca Continental SAB de CV	77,401	418,586
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADRΔ	26,966	206,290
	Shares	Value
Bolsa Mexicana de Valores SAB de CVΔ	346,500	$ 653,871
Cemex SAB de CV ADR	22,808	96,706
Fibra Uno Administracion SA de CV REIT	205,100	272,060
Fomento Economico Mexicano SAB de CV ADR	1,236	119,583
Gruma SAB de CV Series B	47,020	442,303
Grupo Aeroportuario del Pacifico SAB de CV Series B	5,300	55,193
Grupo Aeroportuario del Sureste SAB de CV ADR	981	159,030
Grupo Cementos de Chihuahua SAB de CV	103,900	570,120
Grupo Financiero Banorte SAB de CV Series O	282,310	1,639,696
Grupo Financiero Inbursa SAB de CV Series O	92,800	134,265
Grupo Mexico SAB de CV Series B	153,100	407,762
Grupo Televisa SAB SA ADR	42,264	356,708
Kimberly-Clark de Mexico SAB de CV Series A*	166,900	309,996
Mexichem SAB de CV	300,311	632,267
Promotora y Operadora de Infraestructura SAB de CV	3,935	39,174
Unifin Financiera SAB de CV SOFOM ENR	149,800	333,023
Wal-Mart de Mexico SAB de CV	2,271,182	6,199,269
		15,333,164
Netherlands — 0.2%
Yandex NV Class A*	22,324	848,312
Peru — 1.1%
Alicorp SAA	117,538	368,734
Banco BBVA Peru SA	221,539	252,299
Cia de Minas Buenaventura SAA ADR	90,082	1,501,667
Credicorp, Ltd.	12,462	2,852,677
Intercorp Financial Services, Inc.	7,526	342,433
		5,317,810
Philippines — 0.6%
Ayala Land, Inc.	1,567,000	1,553,696
BDO Unibank, Inc.	47,840	130,723
International Container Terminal Services, Inc.	50,560	144,471
JG Summit Holdings, Inc.	46,080	60,619
Jollibee Foods Corporation	106,070	583,400
PLDT, Inc.	4,385	110,406
SM Investments Corporation	5	95
SM Prime Holdings, Inc.	310,900	225,127
		2,808,537
Poland — 1.3%
Alior Bank SA*	13,081	174,547
Bank Polska Kasa Opieki SA	678	20,302
Cyfrowy Polsat SA	12,630	100,671
Dino Polska SA 144A*	18,442	646,568
Grupa Lotos SA	1,204	27,314
Jastrzebska Spolka Weglowa SA*	47,113	595,592
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
KGHM Polska Miedz SA*	21,648	$ 600,101
LPP SA	40	81,850
PGE Polska Grupa Energetyczna SA*	263,002	675,670
Polski Koncern Naftowy ORLEN SA	21,076	507,926
Polskie Gornictwo Naftowe i Gazownictwo SA	597,520	849,793
Powszechna Kasa Oszczednosci Bank Polski SA	109,896	1,260,361
Powszechny Zaklad Ubezpieczen SA	49,665	580,765
		6,121,460
Portugal — 0.2%
Galp Energia SGPS SA	53,529	823,237
Qatar — 0.1%
Industries Qatar QSC	17,530	55,364
Qatar Islamic Bank SAQ	6,620	30,124
Qatar National Bank QPSC	108,220	565,777
		651,265
Russia — 2.9%
Gazprom PJSC ADR	215,087	1,575,727
LUKOIL PJSC ADR	17,469	1,467,745
LUKOIL PJSC ADR (London Exchange)	16,596	1,401,034
MMC Norilsk Nickel PJSC ADR	11,665	264,912
Mobile TeleSystems PJSC ADR	275,597	2,565,808
Novatek PJSC GDR	4,011	850,332
Novolipetsk Steel PJSC GDR	16,904	426,657
Rosneft Oil Co. PJSC GDR	27,856	182,457
Sberbank of Russia PJSC ADR	10,383	158,652
Sberbank of Russia PJSC ADR (London Exchange)	226,135	3,477,956
Severstal PJSC GDR	76,336	1,286,262
Surgutneftegas PJSC ADR	42,924	176,418
Tatneft PJSC ADR	1,978	145,977
		13,979,937
Singapore — 0.0%
Silverlake Axis, Ltd.	490,500	193,952
Slovenia — 0.2%
Nova Ljubljanska Banka dd GDR	83,760	1,104,825
South Africa — 4.6%
Absa Group, Ltd.	63,125	788,782
Anglo American Platinum, Ltd.	1,799	106,896
AngloGold Ashanti, Ltd. ADR	42,926	764,512
Bid Corporation, Ltd.	19,184	418,125
Capitec Bank Holdings, Ltd.	467	43,061
Exxaro Resources, Ltd.	79,187	966,942
FirstRand, Ltd.	277,324	1,349,703
Foschini Group, Ltd. (The)	20,189	258,436
Gold Fields, Ltd. ADRΔ	100,549	543,970
Growthpoint Properties, Ltd. REIT	197,362	340,216
Imperial Logistics, Ltd.	196,977	719,242
Investec, Ltd.	19,951	130,117
JSE, Ltd.	47,562	472,750
Kumba Iron Ore, Ltd.	2,287	81,085
Mondi, Ltd.	18,635	419,350
Mr Price Group, Ltd.	50,008	704,799
MultiChoice Group, Ltd.*	25,603	243,524
	Shares	Value
Nampak, Ltd.*	904,567	$ 658,276
Naspers, Ltd. N Shares	30,414	7,383,833
Nedbank Group, Ltd.	54,706	983,426
Netcare, Ltd.Δ	75,454	96,320
Old Mutual, Ltd.	1,049,224	1,579,237
Pick n Pay Stores, Ltd.Δ	113,574	556,380
PSG Group, Ltd.	3,782	64,177
Redefine Properties, Ltd. REIT	368,822	236,716
Remgro, Ltd.	16,085	214,581
RMB Holdings, Ltd.	22,820	136,742
Santam, Ltd.	19,607	417,614
Sappi, Ltd.	15,924	62,057
SPAR Group, Ltd. (The)	12,879	170,833
Standard Bank Group, Ltd.	5,531	77,230
Tiger Brands, Ltd.	3,826	60,765
Transaction Capital, Ltd.	338,061	479,310
Truworths International, Ltd.	188,899	938,795
		22,467,802
South Korea — 11.0%
Amorepacific Corporation	1,803	256,869
BGF retail Co., Ltd.	2,970	542,736
BNK Financial Group, Inc.	54,097	350,917
Cheil Worldwide, Inc.	4,183	106,509
Cuckoo Homesys Co., Ltd.	20,111	883,062
Daelim Industrial Co., Ltd.	7,088	705,945
DB Insurance Co., Ltd.	739	37,953
Doosan Bobcat, Inc.	1,499	47,255
E-MART, Inc.	192	23,280
Hana Financial Group, Inc.	59,815	1,937,454
Hankook Tire & Technology Co., Ltd.	18,489	562,044
Hanwha Life Insurance Co., Ltd.	64,561	183,118
HDC Hyundai Development Co-Engineering & Construction	1,745	65,741
Hyundai Department Store Co., Ltd.	2,934	210,143
Hyundai Engineering & Construction Co., Ltd.	38,239	1,775,092
Hyundai Marine & Fire Insurance Co., Ltd.	12,910	318,096
KB Financial Group, Inc.	1,346	53,448
KCC Corporation	534	127,413
Kolmar Korea Co., Ltd.	5,564	291,054
Korea Gas Corporation	5,444	198,967
Korea Investment Holdings Co., Ltd.	15,758	1,101,347
Korea Zinc Co., Ltd.	1,777	732,561
KT Corporation ADR	20,783	257,086
Kumho Petrochemical Co., Ltd.	11,275	951,098
LG Chem, Ltd.	3,337	1,024,524
LG Corporation	11,958	796,406
LG Electronic, Ltd.	24,862	1,707,493
LG Household & Health Care, Ltd.	863	981,353
LG Uplus Corporation	36,848	462,734
Medy-Tox, Inc.	364	141,861
NAVER Corporation	2,609	257,590
NCSoft Corporation	2,345	968,748
Orange Life Insurance, Ltd. 144A	28,716	787,131
Orion Corporation	4,530	362,902
Osstem Implant Co., Ltd.*	2,653	172,095
Pearl Abyss Corporation*	1,864	342,725

See Notes to Financial Statements.

	Shares	Value
POSCO	14,268	$ 3,021,284
Posco International Corporation	5,522	87,757
Samsung Electro-Mechanics Co., Ltd.Δ	14,981	1,268,906
Samsung Electronics Co., Ltd.	540,394	21,996,725
Samsung Engineering Co., Ltd.*	16,910	251,164
Samsung Fire & Marine Insurance Co., Ltd.	2,025	470,013
Samsung Life Insurance Co., Ltd.	14,625	1,058,892
Samsung SDS Co., Ltd.	1,756	326,974
Samsung Securities Co., Ltd.	1,709	57,872
SK Hynix, Inc.	62,322	3,751,248
SK Telecom Co., Ltd.	4,516	1,012,986
Woori Financial Group, Inc.	39,444	479,962
		53,508,533
Taiwan — 8.8%
Advantech Co., Ltd.	116,000	985,979
Asia Cement Corporation	112,000	171,464
Asustek Computer, Inc.	16,000	114,876
Catcher Technology Co., Ltd.	174,000	1,246,479
Cathay Financial Holding Co., Ltd.*	280,120	387,809
Chailease Holding Co., Ltd.	316,926	1,311,193
China Airlines, Ltd.	2,022,000	640,592
China Development Financial Holding Corporation	1,124,000	342,706
China Life Insurance Co., Ltd.	1,001,832	801,543
China Steel Corporation	241,000	193,595
Chroma ATE, Inc.	297,000	1,319,596
CTBC Financial Holding Co., Ltd.	1,224,173	841,485
Delta Electronics, Inc.	176,000	892,481
Eva Airways Corporation	421,350	202,810
Far Eastern New Century Corporation	417,000	449,766
Feng TAY Enterprise Co., Ltd.	80,000	623,320
First Financial Holding Co., Ltd.	1,278,231	938,317
Formosa Chemicals & Fibre Corporation	267,000	885,430
Fubon Financial Holding Co., Ltd.*	269,000	397,097
Giant Manufacturing Co., Ltd.	4,000	31,295
Globalwafers Co., Ltd.	42,000	425,280
Hon Hai Precision Industry Co., Ltd.	11,000	27,412
Inventec Corporation	122,000	97,020
Kingpak Technology, Inc.	39,000	184,581
Largan Precision Co., Ltd.	19,000	2,358,216
Lite-On Technology Corporation	45,000	65,922
MediaTek, Inc.	167,000	1,688,308
Mega Financial Holding Co., Ltd.	56,420	56,130
Nien Made Enterprise Co., Ltd.	59,000	443,552
Phison Electronics Corporation	12,000	109,339
Pou Chen Corporation	206,010	255,361
Powertech Technology, Inc.	80,763	197,620
President Chain Store Corporation	230,000	2,225,245
Shanghai Commercial & Savings Bank, Ltd. (The)	26,000	47,045
Shin Kong Financial Holding Co., Ltd.	703,199	213,499
Silergy Corporation	108,000	2,114,136
Taiwan Business Bank	763,000	335,323
	Shares	Value
Taiwan Cement Corporation	59,000	$ 87,476
Taiwan Cooperative Financial Holding Co., Ltd.	382,130	255,906
Taiwan High Speed Rail Corporation	21,000	30,899
Taiwan Semiconductor Manufacturing Co., Ltd.	884,000	6,802,299
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	229,831	9,002,480
Uni-President Enterprises Corporation	848,000	2,257,911
Walsin Technology Corporation	40,000	211,207
Wistron Corporation	27,000	21,037
Yuanta Financial Holding Co., Ltd.	187,000	112,286
Zhen Ding Technology Holding, Ltd.	186,000	595,257
		42,998,580
Thailand — 2.3%
Advanced Info Service PCL	175,700	1,248,964
Advanced Info Service PCL NVDR	13,400	95,254
Airports of Thailand PCL	368,800	883,893
Bangkok Bank PCL NVDR	164,370	1,055,870
Bangkok Dusit Medical Services PCL NVDR	73,600	62,398
Bumrungrad Hospital PCL NVDR	17,900	98,642
Central Pattana PCL NVDRΔ	24,400	59,672
Charoen Pokphand Foods PCL NVDR	22,400	20,634
CP ALL PCL	430,200	1,206,398
Electricity Generating PCL NVDR	26,400	279,775
Home Product Center PCL NVDR	162,400	92,671
Kasikornbank PCL NVDR	12,100	74,176
Krung Thai Bank PCL NVDR	1,100,635	699,841
PTT Exploration & Production PCL	139,400	613,646
PTT Exploration & Production PCL NVDR	322,800	1,420,983
PTT Global Chemical PCL NVDR	339,833	709,198
PTT PCL NVDR	1,340,900	2,131,536
Ratch Group PCL NVDR	77,500	168,684
Robinson PCL NVDR	12,300	22,561
Siam Cement PCL (The) NVDR	4,500	69,259
Siam Commercial Bank PCL (The) NVDR	25,000	113,720
Thai Union Group PCL NVDR	185,200	110,513
TMB Bank PCL NVDR	2,969,700	189,798
		11,428,086
Turkey — 0.9%
BIM Birlesik Magazalar AS	5,487	75,475
Enerjisa Enerji AS 144A	612,001	582,355
Eregli Demir ve Celik Fabrikalari TAS	174,018	236,512
Ford Otomotiv Sanayi AS	15,267	164,785
Haci Omer Sabanci Holding AS	26,452	39,241
Sok Marketler Ticaret AS*	156,970	259,154
TAV Havalimanlari Holding AS	192,783	898,910
Tupras Turkiye Petrol Rafinerileri AS	39,164	777,802
Turkcell Iletisim Hizmetleri AS	73,981	163,536
Türkiye Is Bankasi AS Class C*	391,807	409,366
Yapi ve Kredi Bankasi AS*	1,408,724	586,309
		4,193,445
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
United Kingdom — 1.1%
Anglo American PLC	23,136	$ 659,469
Antofagasta PLC	75,276	888,667
Ferrexpo PLC	193,313	680,766
Network International Holdings PLC 144A*	59,597	448,813
NMC Health PLC	24,368	743,636
TBC Bank Group PLC	11,947	240,933
TCS Group Holding PLC GDR	76,301	1,495,500
		5,157,784
Total Foreign Common Stocks (Cost $413,275,443)		428,508,056
FOREIGN PREFERRED STOCKS — 1.4%
Brazil — 1.2%
Azul SA
0.00%, *	31,000	348,109
Azul SA ADR
0.00%, Δ*	49,767	1,664,209
Banco Bradesco SA
0.00%, 07/01/19*	165,720	1,632,622
Banco Bradesco SA ADR
0.00%, 07/01/19*	13,111	128,750
Cia Energetica de Minas Gerais
3.04%, 05/06/19	156,300	604,856
Itausa - Investimentos Itau SA
0.62%, 09/02/19	365,609	1,230,138
		5,608,684
Colombia — 0.2%
Banco Davivienda SA
2.08%, 09/12/19	20,252	255,112
Bancolombia SA ADR
2.62%, 06/26/19	14,213	725,431
		980,543
Total Foreign Preferred Stocks (Cost $5,039,763)		6,589,227
MONEY MARKET FUNDS — 8.1%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	21,843,830	21,843,830
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	3,372,834	$ 3,372,834
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	13,971,708	13,971,708
Total Money Market Funds (Cost $39,188,372)		39,188,372

	Par
U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $2,972,651)	$3,000,000	2,975,511
TOTAL INVESTMENTS — 99.9% (Cost $467,829,013)		486,089,474
Other Assets in Excess of Liabilities — 0.1%		658,544
NET ASSETS — 100.0%		$486,748,018
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.1
Information Technology	14.9
Consumer Discretionary	11.6
Communication Services	10.4
Money Market Funds	8.1
Materials	6.2
Energy	6.3
Consumer Staples	6.5
Industrials	5.5
Utilities	3.8
Health Care	2.9
Real Estate	2.0
U.S. Treasury Obligation	0.6
99.9

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
TAIEX	07/2019	(23)	$ (1,566,484)	$ (12,810)
SGX Nifty 50 Index	07/2019	(243)	(5,753,268)	(6,385)
Tel Aviv 35 Index	07/2019	9	398,214	586
Hang Seng Index	07/2019	265	18,378,042	159,012
MSCI Taiwan Index	07/2019	(52)	(2,009,800)	(4,455)
SGX MSCI Singapore Index	07/2019	(26)	(726,674)	(7,192)
Euro-BTP	07/2019	24	487,260	106
Bovespa Index	08/2019	(215)	(5,675,178)	(144,724)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
BIST 30 Index	08/2019	30	$ 64,826	$ 554
KOSPI 200 Index	09/2019	173	10,428,095	185,799
KOSPI 200 Index	09/2019	136	8,197,809	196,268
BIST 30 Index	09/2019	(86)	(676,155)	5,435
FTSE/JSE Top 40 Index	09/2019	(100)	(3,722,542)	25,616
Mexican Bolsa Index	09/2019	10	227,548	(980)
MSCI Emerging Markets E-Mini	09/2019	854	44,980,180	1,573,494
WIG 20 Index	09/2019	(97)	(1,190,401)	(26,090)
SET50 Index	09/2019	(64)	(479,236)	(3,466)
Total Futures Contracts outstanding at June 30, 2019			$ 61,362,236	$ 1,940,768
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	Mexican Pesos	323,185,215	U.S. Dollars	16,263,127	CITI	$ 346,918
09/18/19	Polish Zloty	52,126,000	U.S. Dollars	13,717,529	CITI	269,108
09/18/19	Russian Rubles	493,191,000	U.S. Dollars	7,467,782	CITI	244,115
09/18/19	Philippine Pesos	537,587,000	U.S. Dollars	10,217,387	CITI	233,038
09/18/19	Indian Rupees	924,129,000	U.S. Dollars	13,111,524	CITI	146,235
09/18/19	Brazilian Reals	40,500,000	U.S. Dollars	10,323,420	CITI	141,313
09/18/19	Hong Kong Dollars	207,868,225	U.S. Dollars	26,538,003	CITI	81,509
09/18/19	South Korean Won	4,980,926,000	U.S. Dollars	4,247,206	CITI	66,471
09/18/19	Thai Baht	56,915,000	U.S. Dollars	1,797,481	CITI	61,970
09/18/19	Hungarian Forint	977,656,000	U.S. Dollars	3,401,578	CITI	56,868
09/18/19	Czech Republic Koruna	128,700,000	U.S. Dollars	5,706,403	CITI	55,727
09/18/19	Colombian Pesos	5,540,000,000	U.S. Dollars	1,665,039	CITI	50,444
09/18/19	Taiwan Dollars	68,661,000	U.S. Dollars	2,187,130	CITI	38,367
09/18/19	Singapore Dollars	2,220,000	U.S. Dollars	1,616,064	CITI	26,754
09/18/19	Chinese Offshore Yuan	15,252,500	U.S. Dollars	2,199,126	CITI	19,683
09/18/19	Israeli Shekels	3,806,000	U.S. Dollars	1,062,398	CITI	9,416
09/18/19	Euro	510,000	U.S. Dollars	575,968	CITI	7,690
09/18/19	U.S. Dollars	2,589,600	Mexican Pesos	50,300,000	CITI	4,441
09/18/19	Peruvian Nuevo Soles	799,874	U.S. Dollars	237,687	CITI	4,395
09/18/19	U.S. Dollars	1,476,964	Brazilian Reals	5,700,000	CITI	4,150
09/18/19	U.S. Dollars	1,779,230	Hong Kong Dollars	13,883,000	CITI	1,379
09/18/19	U.S. Dollars	564,366	Philippine Pesos	29,000,000	CITI	621
09/18/19	U.S. Dollars	358,749	Indian Rupees	25,000,000	CITI	93
09/18/19	U.S. Dollars	32,706	Thai Baht	1,000,000	CITI	35
09/23/19	U.S. Dollars	73,833	Chilean Pesos	50,000,000	CITI	14
Subtotal Appreciation						$ 1,870,754
09/18/19	Euro	10,000	U.S. Dollars	11,458	CITI	$ (13)
09/18/19	Hong Kong Dollars	1,400,000	U.S. Dollars	179,337	CITI	(54)
09/18/19	U.S. Dollars	68,160	Euro	60,000	CITI	(506)
09/18/19	Czech Republic Koruna	13,800,000	U.S. Dollars	618,824	CITI	(973)
09/18/19	Chinese Offshore Yuan	9,918,000	U.S. Dollars	1,444,010	CITI	(1,220)
09/18/19	Hungarian Forint	191,000,000	U.S. Dollars	677,454	CITI	(1,794)
09/18/19	U.S. Dollars	291,740	Israeli Shekels	1,045,000	CITI	(2,545)
09/18/19	U.S. Dollars	177,917	Russian Rubles	11,577,000	CITI	(3,110)
09/18/19	South Korean Won	1,430,000,000	U.S. Dollars	1,241,986	CITI	(3,550)
09/18/19	Brazilian Reals	3,300,000	U.S. Dollars	856,642	CITI	(3,960)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	Colombian Pesos	1,800,000,000	U.S. Dollars	562,209	CITI	$ (4,832)
09/18/19	U.S. Dollars	347,827	Polish Zloty	1,316,000	CITI	(5,286)
09/18/19	U.S. Dollars	717,790	Mexican Pesos	14,200,000	CITI	(12,016)
09/18/19	U.S. Dollars	5,792,599	Hong Kong Dollars	45,364,000	CITI	(16,695)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(17,593)
09/18/19	Mexican Pesos	157,742,785	U.S. Dollars	8,128,110	CITI	(20,948)
09/18/19	U.S. Dollars	2,278,072	Singapore Dollars	3,110,000	CITI	(23,353)
09/18/19	U.S. Dollars	1,786,994	Thai Baht	55,915,000	CITI	(39,786)
09/18/19	U.S. Dollars	3,818,921	Philippine Pesos	200,474,000	CITI	(78,194)
09/18/19	U.S. Dollars	2,376,109	Indonesian Rupiahs	35,220,755,212	CITI	(91,352)
09/18/19	U.S. Dollars	10,213,102	Indian Rupees	718,307,000	CITI	(91,889)
09/18/19	U.S. Dollars	5,843,739	Taiwan Dollars	183,673,000	CITI	(109,622)
09/18/19	U.S. Dollars	18,358,413	Chinese Offshore Yuan	127,370,000	CITI	(170,334)
09/18/19	U.S. Dollars	11,416,797	Brazilian Reals	45,147,000	CITI	(248,667)
09/18/19	U.S. Dollars	8,943,273	South African Rand	132,862,000	CITI	(393,727)
09/18/19	U.S. Dollars	22,764,075	South Korean Won	26,927,830,000	CITI	(556,476)
09/23/19	U.S. Dollars	18,697,998	Chilean Pesos	13,048,885,000	CITI	(567,180)
Subtotal Depreciation						$(2,465,675)
Total Foreign Currency Contracts outstanding at June 30, 2019						$ (594,921)
Swap agreements outstanding at June 30, 2019:
Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI South Africa Index, Floating financing rate: 1-Month SAFE South Africa JIBAR - 0.47% (Monthly)	09/18/2019	GSC	ZAR	43,401,005	$ 59,902	$ —	$ 59,902
MSCI China Index, Floating financing rate: 1-Month HIBOR (Monthly)	09/18/2019	GSC	HKD	6,973,549	26,806	—	26,806
MSCI Emerging Markets Korea Index, Floating financing rate: 1-Month ICE LIBOR USD + 0.20% (Monthly)	09/18/2019	GSC	USD	169,299	6,451	—	6,451
MSCI Daily TR Net Israel USD Index, Floating financing rate: 1-Month ICE LIBOR USD + 0.27% (Monthly)	09/18/2019	GSC	USD	279,017	3,758	—	3,758
Subtotal Appreciation					$ 96,917	$ —	$ 96,917

MSCI Brazil Index, Floating financing rate: Brazil Cetip DI Interbank Deposit Rate - 0.60% (Monthly)	09/18/2019	GSC	BRL	72,106	$ (319)	$ —	$ (319)
MSCI Poland Index, Floating financing rate: 1-Month WIBOR - 0.60% (Monthly)	09/18/2019	GSC	PLN	335,255	(1,114)	—	(1,114)
MSCI Singapore Index, Floating financing rate: 1-Month SIBOR - 0.10% (Monthly)	09/18/2019	GSC	SGD	418,395	(14,689)	—	(14,689)
Subtotal Depreciation					$(16,122)	$ —	$(16,122)
Net Total Return Swaps outstanding June 30, 2019					$ 80,795	$ —	$ 80,795

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 8,828,308	$ 8,828,308	$ —	$ —
Foreign Common Stocks:
Qatar	651,265	—	651,265	—
Thailand	11,428,086	8,724,149	2,703,937	—
Other ^^	416,428,705	416,428,705	—	—
Total Foreign Common Stocks	428,508,056	425,152,854	3,355,202	—
Foreign Preferred Stocks	6,589,227	6,589,227	—	—
Money Market Funds	39,188,372	39,188,372	—	—
U.S. Treasury Obligation	2,975,511	—	2,975,511	—
Total Assets - Investments in Securities	$486,089,474	$479,758,761	$ 6,330,713	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,870,754	$ —	$ 1,870,754	$ —
Futures Contracts	2,146,870	2,146,870	—	—
Swap Agreements	96,917	—	96,917	—
Total Assets - Other Financial Instruments	$ 4,114,541	$ 2,146,870	$ 1,967,671	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,465,675)	$ —	$(2,465,675)	$ —
Futures Contracts	(206,102)	(206,102)	—	—
Swap Agreements	(16,122)	—	(16,122)	—
Total Liabilities - Other Financial Instruments	$ (2,687,899)	$ (206,102)	$(2,481,797)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2019.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,124,116,811	$1,847,386,427
Investments in securities of affiliated issuers, at value	70,377,153	58,037,391
Total investments, at value(1), (2)	1,194,493,964	1,905,423,818
Cash	—	—
Cash collateral for derivatives	—	—
Deposits with broker for futures contracts	—	913,500
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	879,306	1,312,754
Interest	1,817,120	1
Securities lending	11,636	6,921
From advisor	—	—
Investment securities sold	3,313,398	—
Fund shares sold	511,927	347,277
Variation margin on futures contracts	—	259,599
Unrealized appreciation on foreign currency exchange contracts	10,262	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	20,054	30,445
Total Assets	1,201,057,667	1,908,294,315
Liabilities
Cash Overdraft	—	1,751
Securities sold short, at value(4)	—	—
Options written, at value(5)	845,243	—
Unrealized depreciation on foreign currency exchange contracts	26,242	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	33,102,904	1,552,715
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	4,657,430	912,833
Dividends on short sales	—	—
Fund shares redeemed	769,714	98,309
Variation margin on futures contracts	103,075	—
Securities lending	—	—
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	577,063	134,319
Shareholder servicing fees	83,633	118,419
Other expenses	192,831	297,915
Total Liabilities	40,358,135	3,116,261
Net Assets	$ 1,160,699,532	$ 1,905,178,054
Net Assets Consist of:
Paid-in-capital	$ 1,000,980,600	$ 1,441,771,385
Distributable earnings (loss)	159,718,932	463,406,669
Net Assets	$ 1,160,699,532	$ 1,905,178,054
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 748,148,328	$ 1,313,836,762
Institutional shares outstanding	57,230,540	40,601,955
Net asset value, offering and redemption price per Institutional share	$ 13.07	$ 32.36
Net assets applicable to the Investor Class	$ 412,551,204	$ 591,341,292
Investor shares outstanding	31,551,643	18,262,562
Net asset value, offering and redemption price per Investor share	$ 13.08	$ 32.38

(1)Investments in securities of unaffiliated issuers, at cost	$ 985,858,531	$ 1,387,868,516
Investments in securities of affiliated issuers, at cost	70,377,153	58,037,391
Total investments, at cost	$ 1,056,235,684	$ 1,445,905,907
(2)Includes securities loaned of:	$ 48,246,085	$ 80,710,958
(3)Foreign currency, at cost	$ —	$ —
(4)Proceeds from securities sold short	$ —	$ —
(5)Premiums received on options written	$ 1,404,666	$ —

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,130,262,332	$1,557,300,723	$560,402,026	$ 621,438,678	$1,241,490,966	$464,245,644
34,621,659	58,959,305	18,985,023	23,882,581	53,550,566	21,843,830
1,164,883,991	1,616,260,028	579,387,049	645,321,259	1,295,041,532	486,089,474
859	211	—	52,870	262,374	—
—	296	—	—	1,500,000	393,658
18,278	—	—	544,500	6,080,707	2,298,375
—	—	—	2,269,875	6,611,832	1,869,868

1,356,340	647,564	551,748	2,197,021	10,292,441	1,978,018
629	138	1,142	39	1,735	313,335
4,091	13,229	25,525	18,142	31,844	—
—	—	—	—	—	12,270
25,017,437	3,288,292	9,243,547	—	782,248	1,027,427
75,124	64,353	36,946	9,915	56,691	69,040
153,466	266,000	224,900	148,320	700,676	3,155
8,289	—	—	—	2,097,262	1,870,754
—	—	—	—	298,346	96,917
19,267	15,022	5,306	57,540	24,578	34,575
1,191,537,771	1,620,555,133	589,476,163	650,619,481	1,323,782,266	496,056,866

—	—	23,158	—	—	27,238
—	—	—	—	64,314,606	—
—	—	—	—	—	—
286,727	—	—	—	2,826,838	2,465,675
—	—	—	—	211,071	16,122
932,558	1,048,655	5,177,762	8,889,864	10,835,476	3,372,834
—	—	—	—	117,615	708,120

27,247,884	5,124,810	8,128,234	—	1,119,804	1,870,583
—	—	—	—	141,214	—
101,536	1,065,943	206,893	5,107	514,487	2,732
—	—	—	—	—	—
—	—	—	—	—	636
—	—	—	—	533,836	58,074

545,630	865,564	428,616	58,267	773,990	344,594
74,035	148,770	53,498	—	65,714	13,354
172,344	209,682	122,819	153,871	542,293	428,886
29,360,714	8,463,424	14,140,980	9,107,109	81,996,944	9,308,848
$1,162,177,057	$1,612,091,709	$575,335,183	$641,512,372	$1,241,785,322	$486,748,018

$ 984,283,131	$1,027,802,282	$538,831,056	$627,355,643	$1,184,974,327	$477,336,439
177,893,926	584,289,427	36,504,127	14,156,729	56,810,995	9,411,579
$1,162,177,057	$1,612,091,709	$575,335,183	$641,512,372	$1,241,785,322	$486,748,018

$ 794,493,819	$ 871,062,251	$309,374,446	$641,512,372	$ 914,244,527	$419,538,826
40,961,178	33,185,709	19,767,076	61,065,310	67,570,849	43,269,580
$ 19.40	$ 26.25	$ 15.65	$ 10.51	$ 13.53	$ 9.70
$ 367,683,238	$ 741,029,458	$265,960,737	N/A	$ 327,540,795	$ 67,209,192
18,940,691	28,403,268	17,056,081	N/A	24,184,955	6,932,911
$ 19.41	$ 26.09	$ 15.59	N/A	$ 13.54	$ 9.69

$1,014,904,544	$ 1,066,052,658	$534,165,666	$616,965,937	$1,210,745,512	$445,985,183
34,621,659	58,959,305	18,985,023	23,882,581	53,550,566	21,843,830
$1,049,526,203	$ 1,125,011,963	$ 553,150,689	$640,848,518	$1,264,296,078	$467,829,013
$ 29,409,343	$ 139,826,925	$ 99,765,394	$ 24,191,322	$ 28,963,626	$ 11,367,756
$ —	$ —	$ —	$ 2,261,831	$ 6,962,564	$ 1,865,882
$ —	$ —	$ —	$ —	$ 67,300,127	$ —
$ —	$ —	$ —	$ —	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$ 6,951,120	$ 17,462,039
Income distributions received from affiliated funds	702,774	638,344
Interest	3,819,898	36,931
Securities lending, net	137,052	164,387
Less foreign taxes withheld	(57,366)	(386)
Total Investment Income	11,553,478	18,301,315
Expenses
Investment advisory fees	3,356,162	784,256
Transfer agent fees:
Institutional shares	2,324	2,738
Investor shares	12,293	14,723
Custodian fees	37,033	30,146
Shareholder servicing fees:
Investor shares	481,028	690,104
Accounting and administration fees	113,781	185,438
Professional fees	48,876	38,491
Blue sky fees:
Institutional shares	8,803	9,455
Investor shares	29,433	11,749
Shareholder reporting fees:
Institutional shares	682	804
Investor shares	6,047	7,862
Trustees expenses	3,468	5,265
Line of credit facility fees and interest expense	1,124	2,549
S&P license fees	—	125,760
Dividends on securities sold short	—	—
Other expenses	44,719	38,286
Total Expenses	4,145,773	1,947,626
Expenses waived/reimbursed net of amount recaptured(1)	—	—
Fees paid indirectly	—	—
Net Expenses	4,145,773	1,947,626
Net Investment Income	7,407,705	16,353,689
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	19,297,727	(368,643)
Investment securities sold short	—	—
Futures transactions	(103,518)	7,892,340
Swap agreements	—	—
Option contracts written	4,556,460	—
Forward foreign currency contracts	420,317	—
Foreign currency	(195,590)	—
Net realized gain	23,975,396	7,523,697
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $308,832 and $(272,738) for International Equity Fund and Emerging Markets Fund, respectively)	98,056,030	270,316,026
Investment securities sold short	—	—
Futures	(354,175)	2,238,051
Swap agreements	—	—
Option contracts written	688,437	—
Forward foreign currency contracts	123,262	—
Foreign currency	961	—
Net change in unrealized appreciation (depreciation)	98,514,515	272,554,077
Net Realized and Unrealized Gain	122,489,911	280,077,774
Net Increase in Net Assets Resulting from Operations	$129,897,616	$296,431,463

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 14,606,250	$ 6,432,193	$ 3,313,465	$14,219,062	$ 28,768,279	$ 6,326,827
370,735	655,730	263,204	336,187	678,825	215,441
23,301	31,115	13,751	14,473	41,227	186,451
73,114	118,923	135,570	150,196	277,089	28,733
(329,952)	(241,730)	(5,322)	(824,359)	(1,787,691)	(666,508)
14,743,448	6,996,231	3,720,668	13,895,559	27,977,729	6,090,944

3,235,739	5,184,379	2,600,213	340,762	4,455,722	2,053,542

2,271	2,233	2,300	1,958	2,675	2,251
11,195	14,259	11,063	—	10,592	7,917
37,562	26,563	65,606	105,368	442,365	603,220

450,306	881,905	330,539	—	393,783	85,094
116,956	160,562	58,009	62,669	123,039	47,925
45,488	32,417	34,310	36,186	50,282	34,605

9,473	6,009	5,629	8,045	8,997	3,926
9,569	11,443	4,718	—	9,341	5,501

587	533	617	3,076	886	742
5,923	7,302	5,635	—	5,335	3,040
3,715	5,156	2,519	942	4,000	1,780
424	1,013	1,947	—	398	729
—	—	—	—	—	—
—	—	—	—	1,826,968	—
30,580	43,367	24,847	107,891	289,708	42,900
3,959,788	6,377,141	3,147,952	666,897	7,624,091	2,893,172
—	—	—	—	—	158,922
(8,578)	(13,955)	(14,625)	—	—	(79)
3,951,210	6,363,186	3,133,327	666,897	7,624,091	3,052,015
10,792,238	633,045	587,341	13,228,662	20,353,638	3,038,929

80,259,860	94,105,892	9,600,422	(1,843,471)	26,389,003	(5,704,697)
—	—	—	—	(385,366)	—
4,732,342	6,806,497	1,766,687	2,257,945	2,231,405	2,586,653
—	—	—	—	(559,476)	(157,982)
—	—	—	—	—	—
(127,615)	—	—	—	(1,147,127)	3,525,744
(424,752)	—	—	52,828	4,159	(126,807)
84,439,835	100,912,389	11,367,109	467,302	26,532,598	122,911

73,245,667	223,393,463	84,635,749	60,744,168	116,551,297	43,786,060
—	—	—	—	(4,183,115)	—
1,498,498	2,898,978	947,614	1,140,768	3,421,003	2,634,192
—	—	—	—	342,749	230,338
—	—	—	—	—	—
(278,438)	—	—	—	2,294,999	(1,112,351)
—	—	—	4,284	87,586	(1,962)
74,465,727	226,292,441	85,583,363	61,889,220	118,514,519	45,536,277
158,905,562	327,204,830	96,950,472	62,356,522	145,047,117	45,659,188
$169,697,800	$327,837,875	$97,537,813	$75,585,184	$165,400,755	$48,698,117
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies Fund
	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18
	(Unaudited)
Operations:
Net investment income	$ 7,407,705	$ 11,172,250
Net realized gain on investment securities, foreign currency and derivatives	23,975,396	46,184,984
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	98,514,515	(75,833,346)
Net increase (decrease) in net assets resulting from operations	129,897,616	(18,476,112)
Distributions to Shareholders:
Institutional shares	(9,302,520)	(41,477,892)
Investor shares	(4,655,786)	(21,575,912)
Total distributions	(13,958,306)	(63,053,804)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	39,839,547	109,896,688
Investor shares	62,814,941	93,697,336
Reinvestment of dividends and distributions
Institutional shares	9,283,940	41,301,785
Investor shares	4,610,619	21,410,733
Total proceeds from shares sold and reinvested	116,549,047	266,306,542
Value of shares redeemed
Institutional shares	(29,679,879)	(47,118,657)
Investor shares	(54,367,197)	(87,943,221)
Total value of shares redeemed	(84,047,076)	(135,061,878)
Net increase (decrease) from capital share transactions(1)	32,501,971	131,244,664
Total increase (decrease) in net assets	148,441,281	49,714,748
Net Assets:
Beginning of Period	1,012,258,251	962,543,503
End of Period	$1,160,699,532	$1,012,258,251

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/19	12/31/18	06/30/19	12/31/18	06/30/19	12/31/18
(Unaudited)		(Unaudited)		(Unaudited)

$ 16,353,689	$ 20,634,348	$ 10,792,238	$ 23,791,378	$ 633,045	$ 1,596,489
7,523,697	7,660,660	84,439,835	158,026,172	100,912,389	253,211,115
272,554,077	(165,447,916)	74,465,727	(292,630,683)	226,292,441	(180,215,472)
296,431,463	(137,152,908)	169,697,800	(110,813,133)	327,837,875	74,592,132

(12,399,735)	(17,859,884)	(6,873,480)	(131,704,586)	(13,271,865)	(123,354,704)
(4,912,230)	(9,476,926)	(2,749,644)	(60,559,704)	(10,646,099)	(103,435,086)
(17,311,965)	(27,336,810)	(9,623,124)	(192,264,290)	(23,917,964)	(226,789,790)

71,768,213	838,342,777	17,585,577	50,727,891	25,774,428	66,628,943
46,442,845	81,414,824	10,938,734	29,434,018	33,518,001	109,117,426

12,270,145	17,801,303	6,872,073	131,533,865	13,252,316	123,205,758
4,902,838	9,464,086	2,746,142	60,490,792	10,640,173	103,357,365
135,384,041	947,022,990	38,142,526	272,186,566	83,184,918	402,309,492

(71,424,345)	(102,133,596)	(41,832,716)	(407,490,599)	(100,654,806)	(525,109,319)
(36,358,273)	(59,989,419)	(32,910,479)	(48,591,948)	(62,474,994)	(72,422,871)
(107,782,618)	(162,123,015)	(74,743,195)	(456,082,547)	(163,129,800)	(597,532,190)
27,601,423	784,899,975	(36,600,669)	(183,895,981)	(79,944,882)	(195,222,698)
306,720,921	620,410,257	123,474,007	(486,973,404)	223,975,029	(347,420,356)

1,598,457,133	978,046,876	1,038,703,050	1,525,676,454	1,388,116,680	1,735,537,036
$1,905,178,054	$1,598,457,133	$1,162,177,057	$1,038,703,050	$1,612,091,709	$1,388,116,680
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Equity Fund
	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18
	(Unaudited)
Operations:
Net investment income	$ 587,341	$ 412,150
Net realized gain (loss) on investment securities, foreign currency and derivatives	11,367,109	84,996,200
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	85,583,363	(152,257,719)
Net increase (decrease) in net assets resulting from operations	97,537,813	(66,849,369)
Distributions to Shareholders:
Institutional shares	—	(50,319,903)
Investor shares	—	(47,116,445)
Total distributions	—	(97,436,348)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	17,287,278	32,659,834
Investor shares	16,297,733	43,700,940
Reinvestment of dividends and distributions
Institutional shares	—	50,169,090
Investor shares	—	47,072,948
Total proceeds from shares sold and reinvested	33,585,011	173,602,812
Value of shares redeemed
Institutional shares	(15,688,725)	(37,720,650)
Investor shares	(27,796,734)	(39,794,698)
Total value of shares redeemed	(43,485,459)	(77,515,348)
Net increase (decrease) from capital share transactions(1)	(9,900,448)	96,087,464
Total increase (decrease) in net assets	87,637,365	(68,198,253)
Net Assets:
Beginning of Period	487,697,818	555,896,071
End of Period	$575,335,183	$ 487,697,818

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/19	12/31/18	06/30/19	12/31/18	06/30/19	12/31/18
(Unaudited)		(Unaudited)		(Unaudited)

$ 13,228,662	$ 7,905,629	$ 20,353,638	$ 30,003,060	$ 3,038,929	$ 5,708,889
467,302	(3,445,905)	26,532,598	84,387,658	122,911	(11,644,743)
61,889,220	(74,920,710)	118,514,519	(314,160,718)	45,536,277	(97,245,669)
75,585,184	(70,460,986)	165,400,755	(199,770,000)	48,698,117	(103,181,523)

—	(7,738,165)	—	(100,665,310)	—	(2,466,292)
—	—	—	(35,179,908)	—	(189,742)
—	(7,738,165)	—	(135,845,218)	—	(2,656,034)

29,858,276	437,966,963	32,967,626	112,243,308	23,470,449	72,827,933
—	—	23,769,606	33,374,437	10,167,872	42,361,289

—	7,736,564	—	100,254,048	—	2,464,528
—	—	—	35,077,508	—	189,500
29,858,276	445,703,527	56,737,232	280,949,301	33,638,321	117,843,250

(9,357,615)	(10,199,496)	(36,044,846)	(446,987,290)	(5,222,928)	(31,715,518)
—	—	(25,044,199)	(42,245,013)	(15,534,405)	(54,108,446)
(9,357,615)	(10,199,496)	(61,089,045)	(489,232,303)	(20,757,333)	(85,823,964)
20,500,661	435,504,031	(4,351,813)	(208,283,002)	12,880,988	32,019,286
96,085,845	357,304,880	161,048,942	(543,898,220)	61,579,105	(73,818,271)

545,426,527	188,121,647	1,080,736,380	1,624,634,600	425,168,913	498,987,184
$641,512,372	$545,426,527	$1,241,785,322	$1,080,736,380	$486,748,018	$ 425,168,913
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2019(3)	$11.73	$0.09	$ 1.42	$ 1.51	$(0.09)	$(0.08)	$(0.17)	$13.07	12.83%	$ 748,149	0.66%	0.66%	1.45%	26%
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67 (4)	0.68	0.70	60
2016	11.21	0.17	1.15 (5)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
2015	11.61	0.17	0.11 (5)	0.28	(0.17)	(0.51)	(0.68)	11.21	2.43	443,499	0.72 (4)	0.73	1.46	55
2014	11.43	0.15	1.05 (5)	1	(0.15)	(0.87)	(1)	11.61	10.55	98,903	0.88 (4) (6)	0.83 (6)	1.24	102
Investor Class
2019(3)	$11.74	$0.07	$ 1.42	$ 1.49	$(0.07)	$(0.08)	$(0.15)	$13.08	12.69%	$ 412,551	0.93%	0.93%	1.18%	26%
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95 (4)	0.96	0.43	60
2016	11.22	0.14	1.15 (5)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78
2015	11.60	0.13	0.12 (5)	0.25	(0.12)	(0.51)	(0.63)	11.22	2.16	167,117	0.99 (4)	1.00	1.12	55
2014	11.42	0.12	1.06 (5)	1.18	(0.13)	(0.87)	(1.00)	11.60	10.35	476,129	1.09 (4) (6)	1.07 (6)	1.03	102

Equity Index Fund
Institutional Class
2019(3)	$27.56	$0.29	$ 4.82	$ 5.11	$(0.28)	$(0.03)	$(0.31)	$32.36	18.53%	$1,313,837	0.14%	0.14%	1.91%	—% (7)
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27 (5)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
2015	23.99	0.48	(0.26) (5)	0.22	(0.61)	(0.79)	(1.40)	22.81	0.92	276,599	0.17	0.18	1.94	6
2014	22.48	0.40	2.62 (5)	3.02	(0.74)	(0.77)	(1.51)	23.99	13.54	95,134	0.22	0.22	1.72	5
Investor Class
2019(3)	$27.58	$0.25	$ 4.82	$ 5.07	$(0.24)	$(0.03)	$(0.27)	$32.38	18.39%	$ 591,341	0.40%	0.40%	1.65%	—% (7)
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27 (5)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3
2015	22.90	0.37	(0.21) (5)	0.58	(0.18)	(0.30)	(0.48)	22.58	0.70	332,005	0.41	0.44	1.62	6
2014	20.69	0.34	2.40 (5)	2.74	(0.24)	(0.29)	(0.53)	22.90	13.31	334,833	0.38	0.48	1.56	5

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01%, 0.00% and 0.00% for the years 2014, 2015 and 2017.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.02% for the year 2014.
(7)	Rounds to less than 1%

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2019(3)	$16.79	$ 0.19	$ 2.59	$ 2.78	$(0.17)	$ —	$(0.17)	$19.40	16.56%	$ 794,494	0.62% (4)	0.62%	2.00%	78%
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56 (4)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57 (4)	0.58	1.78	38
2016	19.75	0.41	2.30 (5)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59 (4)	0.60	2.05	36
2015	23.56	0.39	(1.20)(5)	(0.81)	(0.44)	(2.56)	(3.00)	19.75	(3.44)	917,208	0.61 (4)	0.62	1.73	32
2014	25.88	0.37	2.46 (5)	2.83	(0.65)	(4.50)	(5.15)	23.56	10.91	273,359	0.65 (4)	0.67	1.40	41
Investor Class
2019(3)	$16.81	$ 0.16	$ 2.59	$ 2.75	$(0.15)	$ —	$(0.15)	$19.41	16.34%	$ 367,683	0.88% (4)	0.88%	1.74%	78%
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83 (4)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83 (4)	0.84	1.52	38
2016	19.46	0.35	2.33 (5)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86 (4)	0.87	1.78	36
2015	21.31	0.27	(1.06)(5)	(0.79)	(0.08)	(0.98)	(1.06)	19.46	(3.70)	324,440	0.89 (4)	0.89	1.26	32
2014	21.00	0.25	1.97 (5)	2.22	(0.19)	(1.72)	(1.91)	21.31	10.61	1,141,998	0.90 (4)	0.91	1.16	41

Growth Equity Fund
Institutional Class
2019(3)	$21.47	$ 0.02	$ 5.17	$ 5.19	$(0.03)	$(0.38)	$(0.41)	$26.25	24.15%	$ 871,062	0.71% (6)	0.71%	0.20%	13%
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70 (6)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72 (6)	0.73	0.12	41
2016	22.25	—†	(0.22)(5)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75 (6)	0.76	0.01	24
2015	25.80	0.02	1.38 (5)	1.40	—	(4.95)	(4.95)	22.25	5.67	932,232	0.77 (6)	0.78	0.09	79
2014	28.49	(0.05)	2.92 (5)	2.87	—	(5.56)	(5.56)	25.80	10.12	244,281	0.85 (6)	0.87	(0.12)	54
Investor Class
2019(3)	$21.35	$(0.01)	$ 5.13	$ 5.12	$ —	$(0.38)	$(0.38)	$26.09	23.97%	$ 741,030	0.97% (6)	0.97%	(0.06)%	13%
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96 (6)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98 (6)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(5)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01 (6)	1.02	(0.26)	24
2015	22.92	(0.05)	1.27 (5)	1.22	—	(2.12)	(2.12)	22.02	5.44	483,385	1.04 (6)	1.06	(0.21)	79
2014	23.02	(0.08)	2.36 (5)	2.28	—	(2.38)	(2.38)	22.92	9.93	1,240,254	1.06 (6)	1.11	(0.33)	54

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016, 2017, 2018 and for the six months ended June 30, 2019.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016, 2017, 2018 and for the six months ended June 30, 2019.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)(2)	Expenses, Gross(3)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2019(4)	$13.04	$ 0.02	$ 2.59	$ 2.61	$ —	$ —	$ —	$15.65	20.02%	$309,374	1.00%	1.01%	0.33%	37%
2018	18.36	0.04	(8.59)	(8.55)	—	3.23	3.23	13.04	(12.01)	256,242	0.98	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98	1.00	0.09	80
2016	15.14	0.06	2.59 (5)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01	1.03	0.36	77
2015	18.05	0.08	(1.13) (5)	(1.05)	(0.06)	(1.80)	(1.86)	15.14	(5.66)	264,962	1.00	1.03	0.45	74
2014	20.94	0.06	0.75 (5)	0.81	(0.12)	(3.58)	(3.70)	18.05	4.03	84,324	0.97	0.99	0.27	103
Investor Class
2019(4)	$13.01	$ 0.01	$ 2.57	$ 2.58	$ —	$ —	$ —	$15.59	19.83%	$265,961	1.26%	1.27%	0.07%	37%
2018	18.37	(0.01)	(8.58)	(8.59)	—	3.23	3.23	13.01	(12.22)	231,456	1.24	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25	1.27	(0.17)	80
2016	15.17	0.02	2.59 (5)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27	1.30	0.11	77
2015	17.08	0.02	(1.04) (5)	(1.02)	—	(0.89)	(0.89)	15.17	(5.91)	236,850	1.24	1.27	0.13	74
2014	18.19	0.01	0.67 (5)	(0.68)	(0.02)	(1.77)	(1.79)	17.08	3.83	468,938	1.20	1.24	0.03	103

International Equity Index Fund
Institutional Class
2019(4)	$ 9.24	$ 0.22	$ 1.05	$ 1.27	$ —	$ —	$ —	$10.51	13.74%	$641,512	0.22%	0.22%	4.39%	4%
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09) (5)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6
2015(6)	10.00	0.07	(1.06) (5)	(0.99)	(0.07)	—	(0.07)	8.94	(9.88)	111,025	0.57	0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01%, 0.02%, 0.01% and 0.01% for the years 2014, 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for Institutional Class and Investor Class, respectively. For the six months ended June 30, 2019, the effect of fees paid indirectly decreased the ratio by 0.00%.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(3)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(4)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2019(3)	$11.74	$0.23	$ 1.56	$ 1.79	$ —	$ —	$ —	$13.53	15.25%	$ 914,245	1.22%(4)	1.22%(4)	3.51%	39%
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07 (4)	1.08 (4)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92 (4)(5)	0.93 (4)	1.63	42
2016	13.14	0.27	0.13 (6)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00 (4)(5)	1.01 (4)	2.09	33
2015	14.25	0.22	(0.50)(6)	(0.28)	(0.26)	(0.57)	(0.83)	13.14	(1.93)	1,030,729	1.03 (4)(5)	1.05 (4)	1.49	43
2014	15.61	0.36	(1.26)(6)	(1)	(0.46)	—	—	14.25	(5.80)	235,545	1.13 (4)(5)	1.20 (4)	2.36	36
Investor Class
2019(3)	$11.77	$0.21	$ 1.56	$ 1.77	$ —	$ —	$ —	$13.54	15.04%	$ 327,541	1.48%(4)	1.48%(4)	3.24%	39%
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33 (4)	1.35 (4)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18 (4)(5)	1.19 (4)	1.37	42
2016	13.18	0.24	0.11 (6)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27 (4)(5)	1.28 (4)	1.81	33
2015	14.03	0.24	(0.55)(6)	(0.31)	(0.12)	(0.42)	(0.54)	13.18	(2.16)	245,976	1.35 (4)(5)	1.39 (4)	1.68	43
2014	15.24	0.32	(1.23)(6)	(0.91)	(0.30)	—	(0.30)	14.03	(6.00)	1,143,722	1.37 (4)(5)	1.44 (4)	2.09	36

Emerging Markets Equity Fund
Institutional Class
2019(3)	$ 8.71	$0.06	$ 0.93	$ 0.99	$ —	$ —	$ —	$ 9.70	11.37%	$ 419,539	1.29%(7)	1.21%	1.37%	38%
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30 (7)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30 (7)	1.31	0.83	56
2016	7.34	0.08	0.90 (6)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30 (7)	1.48	0.98	54
2015	9.09	0.11	(1.83)(6)	(1.72)	(0.03)	—	(0.03)	7.34	(18.93)	272,123	1.28 (7)	1.50	1.36	39
2014	9.75	0.11	(0.51)(6)	(0.40)	(0.07)	(0.19)	(0.26)	9.09	(4.14)	45,058	1.25	1.63	1.07	39
Investor Class
2019(3)	$ 8.72	$0.05	$ 0.92	$ 0.97	$ —	$ —	$ —	$ 9.69	11.12%	$ 67,209	1.55%(7)	1.50%	1.02%	38%
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56 (7)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57 (7)	1.66	0.57	56
2016	7.35	0.06	0.91 (6)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56 (7)	1.87	0.73	54
2015	9.09	0.05	(1.79)(6)	(1.74)	—	—	—	7.35	(19.14)	25,659	1.51 (7)	1.83	0.58	39
2014	9.75	0.08	(0.51)(6)	(0.43)	(0.04)	(0.19)	(0.23)	9.09	(4.38)	255,202	1.50	1.84	0.81	39

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.17%, 0.17%, 0.14% and 0.08% for the years 2014, 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the six months ended June 30, 2019, the effect of dividend expense on securities sold short increased the ratio by 0.15%.
(5)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016 and 2017.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018 and for the six months ended June 30, 2019.
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Shares	Value
COMMON STOCKS — 52.5%
Real Estate — 52.5%
Agree Realty Corporation REITΔ	48,465	$ 3,104,183
Alexandria Real Estate Equities, Inc. REITΔ	20,946	2,955,271
American Assets Trust, Inc. REIT	11,733	552,859
American Campus Communities, Inc. REIT	71,784	3,313,549
American Homes 4 Rent Class A REIT	58,751	1,428,237
Americold Realty Trust REITΔ	77,597	2,515,695
Apartment Investment & Management Co. Class A REIT	73,943	3,706,023
AvalonBay Communities, Inc. REIT	12,290	2,497,082
Boston Properties, Inc. REIT	9,710	1,252,590
Brixmor Property Group, Inc. REIT	79,367	1,419,082
Camden Property Trust REIT	16,760	1,749,576
CareTrust REIT, Inc.	32,692	777,416
CoreSite Realty Corporation REIT	10,100	1,163,217
Cousins Properties, Inc. REIT	25,162	910,128
Crown Castle International Corporation REIT	10,203	1,329,961
CubeSmart REIT	90,020	3,010,269
CyrusOne, Inc. REITΔ	28,611	1,651,427
Douglas Emmett, Inc. REIT	44,182	1,760,211
Duke Realty Corporation REIT	39,190	1,238,796
Empire State Realty Trust, Inc. Class A REIT	56,465	836,247
Equinix, Inc. REIT	3,587	1,808,888
Equity LifeStyle Properties, Inc. REIT	26,293	3,190,393
Equity Residential REIT	57,030	4,329,718
Essential Properties Realty Trust, Inc. REIT	83,182	1,666,967
Essex Property Trust, Inc. REIT	7,528	2,197,649
Extra Space Storage, Inc. REIT	45,272	4,803,359
Four Corners Property Trust, Inc. REIT	40,003	1,093,282
HCP, Inc. REITΔ	147,967	4,731,985
Highwoods Properties, Inc. REIT	20,130	831,369
Host Hotels & Resorts, Inc. REIT	85,686	1,561,199
Hudson Pacific Properties, Inc. REIT	30,101	1,001,460
Invitation Homes, Inc. REIT	129,604	3,464,315
JBG SMITH Properties REITΔ	47,228	1,857,950
Kilroy Realty Corporation REITΔ	21,931	1,618,727
Kimco Realty Corporation REIT	110,803	2,047,639
Liberty Property Trust REIT	34,877	1,745,245
Medical Properties Trust, Inc. REIT	112,271	1,958,006
Mid-America Apartment Communities, Inc. REIT	26,997	3,179,167
New Senior Investment Group, Inc. REIT	34,756	233,560
Paramount Group, Inc. REIT	97,421	1,364,868
Pebblebrook Hotel Trust REITΔ	43,654	1,230,170
Physicians Realty Trust REITΔ	124,727	2,175,239
Prologis, Inc. REIT	99,072	7,935,667
Public Storage REIT	9,390	2,236,416
QTS Realty Trust, Inc. Class A REIT	15,560	718,561
Regency Centers Corporation REIT	57,035	3,806,516
	Shares	Value
Rexford Industrial Realty, Inc. REIT	55,146	$ 2,226,244
Ryman Hospitality Properties, Inc. REIT	25,116	2,036,656
Sabra Health Care REIT, Inc.	34,727	683,775
Simon Property Group, Inc. REIT	34,416	5,498,300
SITE Centers Corporation REIT	66,731	883,518
Spirit Realty Capital, Inc. REITΔ	26,072	1,112,232
STAG Industrial, Inc. REIT	51,383	1,553,822
STORE Capital Corporation REIT	127,680	4,237,699
Ventas, Inc. REIT	33,661	2,300,729
VEREIT, Inc. REIT	219,627	1,978,839
Welltower, Inc. REIT	58,096	4,736,567
		127,208,515
Total Common Stocks (Cost $118,298,026)		127,208,515
FOREIGN COMMON STOCKS — 43.4%
Australia — 4.9%
Cromwell Property Group REIT*	328,425	265,156
Dexus REIT	174,660	1,591,608
Goodman Group REIT	271,879	2,868,816
GPT Group (The) REIT	533,903	2,305,184
Ingenia Communities Group REIT	115,538	262,808
Mirvac Group REIT	1,101,322	2,420,063
Scentre Group REIT	566,292	1,526,651
Vicinity Centres REIT	340,186	585,128
		11,825,414
Austria — 0.2%
CA Immobilien Anlagen AG	13,860	509,055
Belgium — 0.6%
Aedifica SA REIT	8,587	819,223
VGP NV	1,856	153,641
Warehouses De Pauw CVA REIT	2,280	383,703
Xior Student Housing NV REIT	4,151	216,181
		1,572,748
Canada — 2.5%
Canadian Apartment Properties REIT	43,934	1,622,426
Dream Office Real Estate Investment Trust	52,013	938,939
First Capital Realty, Inc.	37,261	621,989
Granite Real Estate Investment Trust	23,265	1,071,091
SmartCentres Real Estate Investment Trust	66,742	1,692,567
		5,947,012
France — 1.4%
Gecina SA REIT	13,613	2,037,082
Klepierre REITΔ	41,102	1,377,809
		3,414,891
Germany — 3.7%
ADLER Real Estate AG	32,243	411,365
alstria office REIT-AG	47,044	761,751
Aroundtown SA	65,153	536,823
Deutsche Wohnen SE	63,518	2,330,743
Godewind Immobilien AG 144A*	18,663	78,733

See Notes to Financial Statements.

	Shares	Value
Vonovia SE	101,736	$ 4,858,728
		8,978,143
Hong Kong — 6.9%
Champion REIT	610,622	508,871
CK Asset Holdings, Ltd.	420,244	3,289,671
Henderson Land Development Co., Ltd.	64,290	354,300
Lifestyle International Holdings, Ltd.	145,002	211,980
Link REIT	408,064	5,014,804
New World Development Co., Ltd.	1,190,868	1,862,899
Sino Land Co., Ltd.	1,312,819	2,201,560
Sun Hung Kai Properties, Ltd.	141,321	2,397,049
Swire Properties, Ltd.	168,906	682,180
Wharf Real Estate Investment Co., Ltd.	11,100	78,223
		16,601,537
Ireland — 0.6%
Cairn Homes PLC*	111,056	149,770
Dalata Hotel Group PLC	61,421	328,606
Green REIT PLC	263,659	550,445
Irish Residential Properties REIT PLC	189,372	363,055
		1,391,876
Japan — 10.8%
Activia Properties, Inc. REIT	503	2,188,072
Comforia Residential REIT, Inc.	265	760,724
Daibiru Corporation	48,500	450,744
Daiwa House REIT Investment Corporation	347	837,126
Frontier Real Estate Investment Corporation REIT	221	942,912
Global One Real Estate Investment Corporation REIT	1,279	1,593,189
GLP J-REIT	1,291	1,470,434
Invincible Investment Corporation REIT	1,169	605,020
Japan Logistics Fund, Inc. REIT	223	510,264
Japan Real Estate Investment Corporation REIT	87	529,351
Japan Rental Housing Investments, Inc. REIT	165	128,248
LaSalle Logiport REIT	327	387,007
MCUBS MidCity Investment Corporation REIT	662	622,611
Mitsubishi Estate Co., Ltd.	271,710	5,052,901
Mitsui Fudosan Co., Ltd.	156,145	3,783,600
Mori Hills Investment Corporation REITΔ	1,090	1,542,772
Mori Trust Sogo REIT, Inc.	476	773,503
Nippon Building Fund, Inc. REIT	125	855,632
Orix JREIT, Inc.	289	526,990
Premier Investment Corporation REIT	881	1,158,705
Sumitomo Realty & Development Co., Ltd.	13,808	492,818
Tokyo Tatemono Co., Ltd.	41,300	458,527
XYMAX REIT Investment CorporationΔ	391	457,675
		26,128,825
	Shares	Value
Netherlands — 0.9%
InterXion Holding NVΔ*	11,818	$ 899,231
Unibail-Rodamco-Westfield REIT	9,173	1,374,234
		2,273,465
Norway — 0.1%
Entra ASA 144A	13,820	212,230
Singapore — 3.2%
Ascendas Real Estate Investment Trust	244,306	563,367
CapitaLand, Ltd.	832,668	2,172,445
Frasers Centrepoint Trust REIT	516,473	992,483
Hongkong Land Holdings, Ltd.	277,300	1,785,812
Mapletree Commercial Trust REIT	357,745	552,614
Mapletree Logistics Trust REITΔ	1,347,400	1,583,419
		7,650,140
Spain — 0.9%
Inmobiliaria Colonial Socimi SA REIT	22,865	254,668
Lar Espana Real Estate Socimi SA REIT	19,352	150,075
Merlin Properties Socimi SA REIT	135,365	1,877,867
		2,282,610
Sweden — 1.4%
Castellum AB	66,889	1,278,909
Fabege AB	142,245	2,140,687
		3,419,596
Switzerland — 0.9%
PSP Swiss Property AG	5,866	685,629
Swiss Prime Site AG*	17,622	1,538,901
		2,224,530
United Kingdom — 4.4%
Assura PLC REIT	650,387	526,962
British Land Co. PLC (The) REIT	229,270	1,567,613
Derwent London PLC REIT	18,208	720,520
Grainger PLC	333,805	1,041,137
Great Portland Estates PLC REIT	95,481	829,392
Hammerson PLC REIT	40,291	141,785
Intu Properties PLC REIT	152,467	147,698
Picton Property Income, Ltd. (The) REIT	189,591	235,956
PPHE Hotel Group, Ltd.	11,302	268,401
Primary Health Properties PLC REIT	213,072	360,968
PRS REIT PLC (The)	378,544	451,888
Safestore Holdings PLC REIT	39,144	304,977
Segro PLC REIT	255,479	2,369,102
Shaftesbury PLC REIT	18,183	185,656
Tritax EuroBox PLC REIT 144A	209,571	254,984
UNITE Group PLC (The) REIT	61,146	756,722
Urban & Civic PLC	136,391	573,324
Workspace Group PLC REIT	1,236	13,719
		10,750,804
Total Foreign Common Stocks (Cost $97,868,397)		105,182,876
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 3.9%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø∞	8,605,060	$8,605,060
Northern Institutional Liquid Assets Portfolio (Shares), 2.41%Ø§	840,311	840,311
Total Money Market Funds (Cost $9,445,371)		9,445,371

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.31%, 11/21/19Ω‡‡ (Cost $396,354)	$400,000	396,735
TOTAL INVESTMENTS — 100.0% (Cost $226,008,148)		242,233,497
Liabilities in Excess of Other Assets — (0.0)%		(59,311)
NET ASSETS — 100.0%		$242,174,186
PORTFOLIO SUMMARY (based on net assets)
%
Real Estate	95.1
Money Market Funds	3.9
Consumer Discretionary	0.4
Information Technology	0.4
U.S. Treasury Obligation	0.2
100.0

Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	09/2019	56	$10,920,000	$ 216,503

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$127,208,515	$127,208,515	$ —	$ —
Foreign Common Stocks:
Australia	11,825,414	11,560,258	265,156	—
Other ^^	93,357,462	93,357,462	—	—
Total Foreign Common Stocks	105,182,876	104,917,720	265,156	—
Money Market Funds	9,445,371	9,445,371	—	—
U.S. Treasury Obligation	396,735	—	396,735	—
Total Assets - Investments in Securities	$242,233,497	$241,571,606	$661,891	$ —
Other Financial Instruments***
Futures Contracts	$ 216,503	$ 216,503	$ —	$ —
Total Assets - Other Financial Instruments	$ 216,503	$ 216,503	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$233,628,437
Investments in securities of affiliated issuers, at value	8,605,060
Total investments, at value	242,233,497
Cash collateral for derivatives	50,000
Foreign currency	482,450
Receivables:
Dividends and reclaims	1,368,925
Interest	65
Securities lending	1,527
Investment securities sold	2,595,799
Fund shares sold	123,773
Variation margin on futures contracts	113,522
Prepaid expenses and other assets	14,854
Total Assets	246,984,412
Liabilities
Collateral held for securities on loan, at value	840,311
Payables:
Investment securities purchased	3,694,648
Fund shares redeemed	2,191
Accrued expenses:
Investment advisory fees	135,408
Shareholder servicing fees	20,327
Other expenses	117,341
Total Liabilities	4,810,226
Net Assets	$242,174,186
Net Assets Consist of:
Paid-in-capital	$231,929,666
Distributable earnings (loss)	10,244,520
Net Assets	$242,174,186
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$143,334,270
Institutional shares outstanding	14,156,278
Net asset value, offering and redemption price per Institutional share	$ 10.13
Net assets applicable to the Investor Class	$ 98,839,916
Investor shares outstanding	9,727,690
Net asset value, offering and redemption price per Investor share	$ 10.16

(1)Investments in securities of unaffiliated issuers, at cost	$217,403,088
Investments in securities of affiliated issuers, at cost	8,605,060
Total investments, at cost	$226,008,148
(2)Includes securities loaned of:	$ 18,557,495
(3)Foreign currency, at cost	$ 479,670

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
Global Real Estate Securities Fund
Investment Income
Dividends	$ 4,548,916
Income distributions received from affiliated funds	80,664
Interest	11,050
Securities lending, net	19,469
Less foreign taxes withheld	(171,630)
Total Investment Income	4,488,469
Expenses
Investment advisory fees	802,534
Transfer agent fees:
Institutional shares	2,179
Investor shares	9,330
Custodian fees	68,661
Shareholder servicing fees:
Investor shares	118,835
Accounting and administration fees	24,570
Professional fees	33,517
Blue sky fees:
Institutional shares	5,621
Investor shares	8,177
Shareholder reporting fees:
Institutional shares	345
Investor shares	3,705
Trustees expenses	1,776
Line of credit facility fees and interest expense	1,269
Other expenses	14,871
Total Expenses	1,095,390
Fees paid indirectly	(9,112)
Net Investment Income	3,402,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	4,191,530
Futures transactions	676,885
Forward foreign currency contracts	(3,556)
Foreign currency	5,876
Net realized gain	4,870,735
Net change in unrealized appreciation (depreciation) on:
Investment securities	24,788,802
Futures	422,418
Foreign currency	5,905
Net change in unrealized appreciation (depreciation)	25,217,125
Net Realized and Unrealized Gain	30,087,860
Net Increase in Net Assets Resulting from Operations	$33,490,051
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18
	(Unaudited)
Operations:
Net investment income	$ 3,402,191	$ 4,869,259
Net realized gain on investment securities, foreign currency and derivatives	4,870,735	2,116,895
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	25,217,125	(17,670,799)
Net increase (decrease) in net assets resulting from operations	33,490,051	(10,684,645)
Distributions to Shareholders:
Institutional shares	(1,389,249)	(6,105,053)
Investor shares	(832,859)	(3,599,717)
Total distributions	(2,222,108)	(9,704,770)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	7,980,477	12,654,254
Investor shares	15,699,794	9,990,178
Reinvestment of dividends and distributions
Institutional shares	1,383,112	6,034,893
Investor shares	826,700	3,571,808
Total proceeds from shares sold and reinvested	25,890,083	32,251,133
Value of shares redeemed
Institutional shares	(18,439,253)	(6,697,484)
Investor shares	(12,018,942)	(21,086,951)
Total value of shares redeemed	(30,458,195)	(27,784,435)
Net increase (decrease) from capital share transactions(1)	(4,568,112)	4,466,698
Total increase (decrease) in net assets	26,699,831	(15,922,717)
Net Assets:
Beginning of Period	215,474,355	231,397,072
End of Period	$242,174,186	$215,474,355

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2019(3)	$ 8.83	$0.15	$ 1.25	$ 1.40	$(0.10)	$ —	$(0.10)	$10.13	15.83%	$143,334	0.81% (4)	0.81%	2.98%	53%
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86 (4)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87 (4)	0.88	2.86	138
2016	9.46	0.20	0.18 (5)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88 (4)	0.90	2.07	130
2015(6)	10.50	0.12	(0.33)	(0.21)	(0.27)	(0.56)	(0.83)	9.46	(1.89)	159,196	0.93 (4)	0.94	1.83	137
Investor Class
2019(3)	$ 8.87	$0.13	$ 1.25	$ 1.38	$(0.09)	$ —	$(0.09)	$10.16	15.50%	$ 98,840	1.09% (4)	1.10%	2.74%	53%
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14 (4)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12 (4)	1.13	2.56	138
2016	9.49	0.16	0.19 (5)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14 (4)	1.19	1.68	130
2015	10.26	0.16	(0.13)	0.03	(0.24)	(0.56)	(0.80)	9.49	0.34	99,357	1.12 (4)	1.17	1.50	137
2014	9.36	0.23	1.28	1.51	(0.25)	(0.36)	(0.61)	10.26	16.13	269,883	1.15	1.15	2.23	129

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016, 2017, 2018 and for the six months ended June 30, 2019.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 2.7%
American Express Credit Account Master Trust, Series 2017-2, Class A
(Floating, ICE LIBOR USD 1M + 0.45%), 2.84%, 09/16/24†	$1,165,000	$1,171,632
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7
(Floating, ICE LIBOR USD 1M + 0.51%), 2.90%, 09/16/24†	791,000	796,793
Capital One Prime Auto Receivables Trust, Series 2019-1, Class A2
2.58%, 04/15/22	1,125,000	1,130,650
CARDS II Trust, Series 2019-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.39%), 2.84%, 05/15/24 144A †	370,000	369,887
Chase Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.55%), 2.94%, 06/15/23†	500,000	503,757
Chase Issuance Trust, Series 2017-A2, Class A
(Floating, ICE LIBOR USD 1M + 0.40%), 2.79%, 03/15/24†	1,125,000	1,131,230
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.49%), 2.91%, 12/07/23†	1,125,000	1,133,142
Evergreen Credit Card Trust, Series 2019-1, Class A
(Floating, ICE LIBOR USD 1M + 0.48%), 2.87%, 01/15/23 144A †	1,080,000	1,083,550
Ford Credit Auto Owner Trust, Series 2019-A, Class A2A
2.78%, 02/15/22	500,000	502,033
Ford Credit Auto Owner Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 2.62%, 02/15/22†	350,000	350,067
Navient Private Education Loan Trust, Series 2017-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.40%), 2.79%, 12/16/58 144A †	478,379	478,437
Navient Student Loan Trust, Series 2019-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.33%), 2.73%, 12/27/67 144A †	581,290	581,317
Verizon Owner Trust, Series 2017-3A, Class A1A
2.06%, 04/20/22 144A	600,000	600,121
Verizon Owner Trust, Series 2019-A, Class A1B
(Floating, ICE LIBOR USD 1M + 0.33%), 2.71%, 09/20/23†	605,000	604,369
	Par	Value
Verizon Owner Trust, Series 2019-B, Class A1B
(Floating, ICE LIBOR USD 1M + 0.45%), 2.89%, 12/20/23†	$ 525,000	$ 525,303
Total Asset-Backed Securities (Cost $10,947,652)		10,962,288
CORPORATE BONDS — 28.7%
AES Corporation
4.88%, 05/15/23	1,000,000	1,020,040
AIG Global Funding
1.95%, 10/18/19 144A	400,000	399,397
Aircastle, Ltd.
6.25%, 12/01/19	700,000	709,969
Ally Financial, Inc.
3.75%, 11/18/19	1,925,000	1,930,053
AMC Networks, Inc.
4.75%, 12/15/22	500,000	507,530
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.35%), 2.92%, 11/05/21†	1,379,000	1,382,445
APX Group, Inc.
7.88%, 12/01/22	2,400,000	2,313,000
8.50%, 11/01/24 144A	500,000	478,125
Aramark Services, Inc.
5.13%, 01/15/24	750,000	772,500
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.95%), 3.55%, 07/15/21†	1,400,000	1,412,688
Bank of America Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.00%, 06/25/22†	1,500,000	1,504,717
Berry Global, Inc.
5.50%, 05/15/22	542,000	550,130
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.37%), 2.90%, 08/14/20 144A †	800,000	802,247
(Floating, ICE LIBOR USD 3M + 0.50%), 3.04%, 08/13/21 144A †	500,000	501,640
Bristol-Myers Squibb Co.
(Floating, ICE LIBOR USD 3M + 0.38%), 2.90%, 05/16/22 144A †	1,000,000	1,002,766
CalAtlantic Group, Inc.
6.63%, 05/01/20	1,250,000	1,284,375
Calpine Corporation
6.00%, 01/15/22 144A	2,900,000	2,925,375
Capital One Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.95%), 3.40%, 03/09/22†	1,000,000	1,008,672
Caterpillar Financial Services Corporation
(Floating, ICE LIBOR USD 3M + 0.28%), 2.75%, 09/07/21†	1,250,000	1,250,712

See Notes to Financial Statements.

	Par	Value
CCO Holdings LLC
5.25%, 03/15/21	$ 750,000	$ 753,750
5.25%, 09/30/22	1,500,000	1,525,462
Central Garden & Pet Co.
6.13%, 11/15/23	300,000	312,750
Choice Hotels International, Inc.
5.75%, 07/01/22	395,000	426,608
Cigna Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.06%, 09/17/21 144A †	700,000	700,319
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 0.96%), 3.54%, 04/25/22†	1,500,000	1,513,219
Clean Harbors, Inc.
5.13%, 06/01/21	700,000	701,750
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24 144A	750,000	815,625
CNH Industrial Capital LLC
4.38%, 04/05/22	1,750,000	1,821,907
Colfax Corporation
6.00%, 02/15/24 144A	500,000	530,625
Crown Americas LLC
4.50%, 01/15/23	250,000	260,938
CVS Health Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 3.17%, 03/09/21†	1,000,000	1,004,739
CyrusOne LP/CyrusOne Finance Corporation REIT
5.00%, 03/15/24	250,000	257,500
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.45%), 2.97%, 02/22/21 144A †	1,250,000	1,249,724
DaVita, Inc.
5.75%, 08/15/22	1,500,000	1,518,750
Deere & Co.
4.38%, 10/16/19	500,000	502,960
Dell International LLC
7.13%, 06/15/24 144A	1,000,000	1,055,733
DISH DBS Corporation
7.88%, 09/01/19	500,000	503,125
5.13%, 05/01/20	2,500,000	2,518,725
Dollar Tree, Inc.
3.70%, 05/15/23	500,000	516,597
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 3.01%, 06/15/21†	525,000	527,508
Enterprise Products Operating LLC
2.55%, 10/15/19	1,485,000	1,484,644
Equinix, Inc. REIT
5.38%, 01/01/22	1,000,000	1,028,750
5.38%, 04/01/23	2,500,000	2,559,375
ERAC USA Finance LLC
2.35%, 10/15/19 144A	975,000	973,917
First Data Corporation
5.75%, 01/15/24 144A	1,000,000	1,030,000
	Par	Value
Florida Power & Light Co.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.97%, 05/06/22†	$ 900,000	$ 900,451
Ford Motor Credit Co. LLC
2.68%, 01/09/20	1,735,000	1,734,164
Fresenius Medical Care US Finance II, Inc.
5.63%, 07/31/19 144A	1,072,000	1,074,025
Fresenius US Finance II, Inc.
4.50%, 01/15/23 144A	1,000,000	1,040,467
GameStop Corporation
6.75%, 03/15/21 144A	500,000	491,250
General Dynamics Corporation
(Floating, ICE LIBOR USD 3M + 0.38%), 2.92%, 05/11/21†	1,000,000	1,004,090
General Electric Co.
6.00%, 08/07/19	1,075,000	1,078,551
Goldman Sachs Group, Inc. (The)
(Floating, ICE LIBOR USD 3M + 1.11%), 3.70%, 04/26/22†	1,500,000	1,512,883
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23	200,000	203,250
Group 1 Automotive, Inc.
5.00%, 06/01/22	1,000,000	1,013,750
Herc Holdings, Inc.
5.50%, 07/15/27 144A	250,000	252,188
Herc Rentals, Inc.
7.50%, 06/01/22 144A	218,000	226,415
7.75%, 06/01/24 144A	500,000	529,650
Hill-Rom Holdings, Inc.
5.75%, 09/01/23 144A	500,000	518,025
Hughes Satellite Systems Corporation
7.63%, 06/15/21	1,000,000	1,072,500
International Business Machines Corporation
(Floating, ICE LIBOR USD 3M + 0.40%), 2.94%, 05/13/21†	1,000,000	1,002,919
Iron Mountain, Inc. REIT
6.00%, 08/15/23	1,500,000	1,545,000
John Deere Capital Corporation
(Floating, ICE LIBOR USD 3M + 0.40%), 2.87%, 06/07/21†	355,000	356,132
(Floating, ICE LIBOR USD 3M + 0.48%), 2.93%, 09/08/22†	250,000	250,685
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 0.55%), 3.00%, 03/09/21†	1,500,000	1,502,660
KGA Escrow LLC
7.50%, 08/15/23 144A	500,000	520,625
Kinder Morgan, Inc.
3.15%, 01/15/23	1,000,000	1,017,931
Lamar Media Corporation
5.00%, 05/01/23	1,000,000	1,022,500
Laredo Petroleum, Inc.
5.63%, 01/15/22	1,000,000	932,500
Lennar Corporation
4.75%, 04/01/21	1,000,000	1,028,750
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Level 3 Financing, Inc.
5.38%, 08/15/22	$ 250,000	$ 250,938
LSB Industries, Inc.
9.63%, 05/01/23 144A	750,000	766,875
Marsh & McLennan Cos., Inc.
2.35%, 09/10/19	1,250,000	1,249,262
Metropolitan Life Global Funding I
1.75%, 09/19/19 144A	425,000	424,359
Michaels Stores, Inc.
5.88%, 12/15/20 144A	1,000,000	1,002,025
Morgan Stanley
(Floating, ICE LIBOR USD 3M + 1.18%), 3.77%, 01/20/22†	1,500,000	1,516,190
Murphy Oil USA, Inc.
6.00%, 08/15/23	890,000	917,813
NBCUniversal Enterprise, Inc.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.72%, 04/01/21 144A †	1,275,000	1,278,107
NCR Corporation
5.88%, 12/15/21	250,000	254,185
Newmark Group, Inc.
6.13%, 11/15/23	500,000	529,417
Nexstar Broadcasting, Inc.
5.88%, 11/15/22	250,000	256,250
NGPL PipeCo LLC
4.38%, 08/15/22 144A	1,029,000	1,065,015
Nielsen Co Luxembourg S.a.r.l. (The)
5.50%, 10/01/21 144A	1,755,000	1,765,969
Outfront Media Capital LLC
5.25%, 02/15/22	500,000	508,575
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/22 144A	500,000	514,375
Party City Holdings, Inc.
6.13%, 08/15/23 144A	3,000,000	3,030,000
PBF Logistics LP
6.88%, 05/15/23	250,000	259,063
Penske Automotive Group, Inc.
5.75%, 10/01/22	2,250,000	2,286,562
PNC Bank NA
(Floating, ICE LIBOR USD 3M + 0.35%), 2.79%, 03/12/21†	1,000,000	1,001,469
Prime Security Services Borrower LLC
9.25%, 05/15/23 144A	2,602,000	2,737,499
PulteGroup, Inc.
4.25%, 03/01/21	1,000,000	1,022,500
Realogy Group LLC
5.25%, 12/01/21 144A	3,175,000	3,063,875
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	484,554	486,371
6.88%, 02/15/21	1,386,149	1,391,347
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	250,000	259,748
SBA Communications Corporation REIT
4.88%, 07/15/22	1,500,000	1,522,680
	Par	Value
Sinclair Television Group, Inc.
6.13%, 10/01/22	$ 775,000	$ 789,531
Sirius XM Radio, Inc.
6.00%, 07/15/24 144A	750,000	773,625
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	1,250,000	1,250,000
Sunoco LP
4.88%, 01/15/23	1,000,000	1,023,750
T-Mobile USA, Inc.
6.50%, 01/15/24	2,500,000	2,593,750
Toyota Motor Credit Corporation
(Floating, ICE LIBOR USD 3M + 0.54%), 3.13%, 01/08/21†	1,350,000	1,357,728
TWDC Enterprises 18 Corporation
(Floating, ICE LIBOR USD 3M + 0.19%), 2.67%, 06/05/20†	1,000,000	1,001,393
United Rentals North America, Inc.
4.63%, 07/15/23	250,000	256,125
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.35%), 2.93%, 11/01/19†	850,000	850,961
UnitedHealth Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.26%), 2.67%, 06/15/21†	1,000,000	1,000,804
Univision Communications, Inc.
6.75%, 09/15/22 144A	400,000	408,252
US Bank NA
(Floating, ICE LIBOR USD 3M + 0.31%), 2.88%, 02/04/21†	1,000,000	1,002,670
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.00%), 3.41%, 03/16/22†	1,400,000	1,421,673
WEA Finance LLC REIT
2.70%, 09/17/19 144A	1,000,000	999,985
Wells Fargo & Co.
(Floating, ICE LIBOR USD 3M + 0.93%), 3.47%, 02/11/22†	1,400,000	1,408,557
XPO Logistics, Inc.
6.75%, 08/15/24 144A	500,000	534,375
Total Corporate Bonds (Cost $116,110,957)		115,716,390
FOREIGN BONDS — 4.0%
Australia — 0.3%
National Australia Bank, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 3.60%, 07/12/21 144A †	1,000,000	1,012,717
Canada — 1.3%
1011778 BC ULC
4.63%, 01/15/22 144A	500,000	501,250
Bausch Health Cos., Inc.
7.00%, 03/15/24 144A	1,500,000	1,597,650
Brookfield Residential Properties, Inc.
6.50%, 12/15/20 144A	1,969,000	1,973,922
Quebecor Media, Inc.
5.75%, 01/15/23	250,000	268,750

See Notes to Financial Statements.

	Par	Value
Royal Bank of Canada
(Floating, ICE LIBOR USD 3M + 0.73%), 3.31%, 02/01/22†	$ 1,000,000	$ 1,009,629
		5,351,201
China — 0.3%
Avolon Holdings Funding, Ltd.
3.63%, 05/01/22 144A	100,000	101,485
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	1,000,000	1,058,300
		1,159,785
Ireland — 0.6%
Fly Leasing, Ltd.
6.38%, 10/15/21	1,500,000	1,539,375
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	875,000	873,693
		2,413,068
Mexico — 0.0%
Mexican Bonos
5.75%, 03/05/26(M)	1,875,400	88,932
Netherlands — 0.1%
ABN AMRO Bank NV
(Floating, ICE LIBOR USD 3M + 0.57%), 3.09%, 08/27/21 144A †	500,000	502,121
South Africa — 0.5%
Republic of South Africa Government Bond
10.50%, 12/21/26(S)	10,380,000	833,569
8.00%, 01/31/30(S)	1,440,000	96,631
7.00%, 02/28/31(S)	5,420,000	329,760
8.88%, 02/28/35(S)	1,130,000	76,612
8.50%, 01/31/37(S)	7,170,000	465,483
9.00%, 01/31/40(S)	3,040,000	203,591
		2,005,646
United Kingdom — 0.9%
BP Capital Markets PLC
(Floating, ICE LIBOR USD 3M + 0.25%), 2.77%, 11/24/20†	905,000	906,285
GlaxoSmithKline Capital PLC
(Floating, ICE LIBOR USD 3M + 0.35%), 2.88%, 05/14/21†	580,000	581,402
United Kingdom Gilt
4.50%, 09/07/34(U)	1,220,000	2,258,627
		3,746,314
Total Foreign Bonds (Cost $16,108,189)		16,279,784
LOAN AGREEMENTS — 1.2%
APX Group, Inc., Initial Loan
(Floating, ICE LIBOR USD 3M + 5.00%), 7.33%, 04/01/24†	991,358	949,225
(Floating, Prime Rate U.S. 3M + 4.00%, 1.00% Floor), 9.50%, 04/01/24	1,142	1,094
	Par	Value
Asurion LLC Second Lien Replacement B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 6.50%), 8.90%, 08/04/25†	$ 3,000,000	$ 3,048,450
PetSmart, Inc. Amended Loan
(Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 6.67%, 03/11/22†	820,620	801,003
Total Loan Agreements (Cost $4,781,501)		4,799,772
MORTGAGE-BACKED SECURITIES — 1.5%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 09/15/43† IO	645,941	105,487
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 12/15/43† IO	387,924	59,860
Federal Home Loan Mortgage Corporation REMIC, Series 4320
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.71%, 07/15/39† IO	1,855,752	305,630
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.61%, 05/15/46† IO	1,609,028	281,056
Federal Home Loan Mortgage Corporation REMIC, Series 4792
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.81%, 05/15/48†	2,066,429	281,301
Federal National Mortgage Association
3.00%, 07/01/49 TBA	3,000,000	3,025,839
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.70%, 10/25/42† IO	737,738	133,249
Federal National Mortgage Association REMIC, Series 2016-69
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.70%, 10/25/46† IO	847,348	129,717
Federal National Mortgage Association REMIC, Series 2018-38
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.80%, 06/25/48† IO	980,502	145,110
Government National Mortgage Association, Series 2010-85
(Floating, 5.94% - ICE LIBOR USD 1M, 5.94% Cap), 3.56%, 07/20/40† IO	266,228	42,061
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 3.32%, 08/20/45† IO	$ 376,241	$ 52,281
(Floating, 5.71% - ICE LIBOR USD 1M, 5.71% Cap), 3.33%, 08/20/45† IO	1,868,098	272,285
Government National Mortgage Association, Series 2015-126
4.00%, 09/20/45 IO	2,455,821	344,893
Government National Mortgage Association, Series 2015-57
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.22%, 04/20/45† IO	622,045	84,886
UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB
3.00%, 05/10/45	925,467	931,390
Total Mortgage-Backed Securities (Cost $6,074,531)		6,195,045

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Put Option — 0.0%
S&P 500®, Strike Price $2,900.00, Expires 07/19/19 (JPM) (Premiums paid $118,082)	33	$9,707,808	75,075

	Par
U.S. TREASURY OBLIGATIONS — 20.7%
U.S. Treasury Bills
2.35%, 07/09/19Ω	$ 2,000,000	1,999,142
2.36%, 07/18/19Ω	14,918,000	14,903,582
2.35%, 04/23/20Ω	14,808,000	14,573,012
		31,475,736
U.S. Treasury Inflationary Indexed Bonds
0.75%, 07/15/28	9,670,000	10,261,504
U.S. Treasury Notes
1.00%, 10/15/19	15,007,000	14,959,518
1.38%, 12/15/19	10,508,000	10,475,162
1.63%, 12/31/19	15,524,000	15,487,612
2.88%, 08/15/28	1,010,000	1,085,513
		42,007,805
Total U.S. Treasury Obligations (Cost $83,137,067)		83,745,045

	Shares
COMMON STOCKS — 18.6%
Communication Services — 1.6%
AT&T, Inc.	33,136	1,110,387
Facebook, Inc. Class A*	3,611	696,923
	Shares	Value
Liberty Media Corporation-Liberty SiriusXM Class C*	843	$ 32,017
Live Nation Entertainment, Inc.*	1,912	126,670
Tribune Media Co. Class A	47,345	2,188,286
Walt Disney Co. (The)	9,476	1,323,229
Zayo Group Holdings, Inc.*	36,924	1,215,169
		6,692,681
Consumer Discretionary — 1.4%
Amazon.com, Inc.‡‡ *	772	1,461,882
Best Buy Co., Inc.	9,743	679,380
Lennar Corporation Class A	4,678	226,696
NIKE, Inc. Class B	7,362	618,040
O’Reilly Automotive, Inc.*	2,429	897,078
Ross Stores, Inc.	5,108	506,305
VF Corporation	5,175	452,036
Wyndham Hotels & Resorts, Inc.	12,685	707,062
		5,548,479
Consumer Staples — 1.0%
Colgate-Palmolive Co.	7,210	516,741
Mondelez International, Inc. Class A	11,428	615,969
PepsiCo, Inc.‡‡	9,290	1,218,198
Spectrum Brands Holdings, Inc.	537	28,874
Walmart, Inc.	13,848	1,530,066
		3,909,848
Energy — 1.4%
Anadarko Petroleum Corporation	81,490	5,749,934
Financials — 1.0%
Bank of America Corporation	24,781	718,649
Citigroup, Inc.‡‡	20,888	1,462,787
Loews Corporation	1,429	78,123
Moody’s Corporation	2,313	451,752
Navient Corporation	3,198	43,653
OneMain Holdings, Inc.	1,073	36,278
SunTrust Banks, Inc.	18,718	1,176,426
		3,967,668
Health Care — 3.6%
Agilent Technologies, Inc.	12,431	928,223
Array BioPharma, Inc.*	28,508	1,320,775
Celgene Corporation‡‡ *	70,345	6,502,692
Centene Corporation*	24,062	1,261,811
CVS Health Corporation	10,830	590,127
Danaher Corporation	5,673	810,785
Edwards Lifesciences Corporation*	2,874	530,943
Elanco Animal Health, Inc.*	22,834	771,789
Medidata Solutions, Inc.*	8,264	747,975
Pacific Biosciences of California, Inc.*	48,309	292,269
Thermo Fisher Scientific, Inc.	2,659	780,895
		14,538,284
Industrials — 2.4%
AMETEK, Inc.	3,722	338,106
Boeing Co. (The)‡	3,632	1,322,084
CSX Corporation	7,013	542,596

See Notes to Financial Statements.

	Shares	Value
Harris Corporation	5,328	$ 1,007,685
Honeywell International, Inc.	7,115	1,242,208
Jacobs Engineering Group, Inc.	17,119	1,444,672
Macquarie Infrastructure Corporation	606	24,567
Masco Corporation	17,983	705,653
Roper Technologies, Inc.	1,080	395,561
Trinity Industries, Inc.	3,629	75,302
United Technologies Corporation	14,594	1,900,139
WageWorks, Inc.*	10,535	535,073
XPO Logistics, Inc.*	2,016	116,545
		9,650,191
Information Technology — 5.1%
Analog Devices, Inc.	4,314	486,921
Autodesk, Inc.*	2,692	438,527
CDW Corporation	1,361	151,071
Cypress Semiconductor Corporation	81,367	1,809,602
Fidelity National Information Services, Inc.	3,905	479,065
First Data Corporation Class A*	62,741	1,698,399
Marvell Technology Group, Ltd.	23,601	563,356
Microsoft Corporation‡‡	9,219	1,234,977
PTC, Inc.*	1,107	99,364
QUALCOMM, Inc.‡‡ ‡	21,562	1,640,221
Red Hat, Inc.‡‡ *	20,635	3,874,428
ServiceNow, Inc.*	1,879	515,917
SS&C Technologies Holdings, Inc.	1,324	76,276
Tableau Software, Inc. Class A*	21,758	3,612,263
Total System Services, Inc.	4,224	541,813
Versum Materials, Inc.	60,399	3,115,380
Worldpay, Inc. Class A*	2,679	328,312
		20,665,892
Materials — 0.3%
Mosaic Co. (The)‡	38,431	961,928
NewMarket Corporation	60	24,056
WR Grace & Co.	782	59,518
		1,045,502
Real Estate — 0.7%
Digital Realty Trust, Inc. REIT	3,295	388,118
Equinix, Inc. REIT	2,232	1,125,575
SITE Centers Corporation REIT	1,270	16,815
Weyerhaeuser Co. REIT	43,081	1,134,754
		2,665,262
Utilities — 0.1%
El Paso Electric Co.	8,051	526,535
Evergy, Inc.	1,673	100,631
		627,166
Total Common Stocks (Cost $71,973,841)		75,060,907
FOREIGN COMMON STOCKS — 1.8%
China — 0.1%
Alibaba Group Holding, Ltd. ADR*	3,207	543,426
Israel — 0.6%
Mellanox Technologies, Ltd.*	20,738	2,295,074
	Shares	Value
Jersey — 0.5%
Amcor PLC*	162,924	$ 1,871,997
Netherlands — 0.4%
NXP Semiconductor NV‡‡	14,838	1,448,337
United Kingdom — 0.2%
Royal Dutch Shell PLC ADR Class A	14,207	924,450
Total Foreign Common Stocks (Cost $7,168,426)		7,083,284
MONEY MARKET FUNDS — 20.3%
GuideStone Money Market Fund, 2.29% (Institutional Class)Ø ∞	28,018,620	28,018,620
Northern Institutional U.S. Government Portfolio (Shares), 2.22%Ø	54,165,885	54,165,885
Total Money Market Funds (Cost $82,184,505)		82,184,505
TOTAL INVESTMENTS — 99.5% (Cost $398,604,751)		402,102,095
COMMON STOCKS SOLD SHORT — (6.6)%
Communication Services — (0.3)%
Alphabet, Inc. Class A *	(727)	(787,196)
Netflix, Inc. *	(638)	(234,350)
News Corporation Class B	(1,018)	(14,211)
		(1,035,757)
Consumer Discretionary — (0.4)%
Autoliv, Inc.	(4,134)	(291,488)
General Motors Co.	(9,354)	(360,410)
Home Depot, Inc. (The)	(3,836)	(797,773)
Tesla, Inc. *	(1,448)	(323,570)
		(1,773,241)
Consumer Staples — (0.0)%
Flowers Foods, Inc.	(1,281)	(29,809)
Energy — (0.8)%
Baker Hughes a GE Co.	(5,535)	(136,327)
Exxon Mobil Corporation	(16,915)	(1,296,196)
Kosmos Energy Ltd.	(9,424)	(59,089)
Occidental Petroleum Corporation	(21,718)	(1,091,981)
Phillips 66	(2,914)	(272,576)
Pioneer Natural Resources Co.	(1,841)	(283,256)
		(3,139,425)
Financials — (0.5)%
BB&T Corporation	(24,259)	(1,191,845)
Morgan Stanley	(10,626)	(465,525)
Morningstar, Inc.	(153)	(22,130)
RenaissanceRe Holdings, Ltd.	(369)	(65,686)
State Street Corporation	(3,676)	(206,076)
Unum Group	(2,477)	(83,103)
		(2,034,365)
Health Care — (0.4)%
Alnylam Pharmaceuticals, Inc. *	(1,131)	(82,065)
Bristol-Myers Squibb Co. ‡	(18,879)	(856,163)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Covetrus, Inc. *	(3,769)	$ (92,190)
ICU Medical, Inc. *	(309)	(77,840)
McKesson Corporation	(2,082)	(279,800)
Nektar Therapeutics *	(2,186)	(77,778)
		(1,465,836)
Industrials — (1.1)%
3M Co.	(3,384)	(586,582)
AGCO Corporation	(5,317)	(412,440)
AMERCO	(164)	(62,082)
Armstrong World Industries, Inc.	(587)	(57,056)
Caterpillar, Inc.	(1,447)	(197,212)
Cummins, Inc.	(1,877)	(321,605)
Illinois ToolWorks, Inc.	(4,302)	(648,785)
Lennox International, Inc.	(1,588)	(436,700)
PACCAR, Inc.	(6,878)	(492,877)
Resideo Technologies, Inc. *	(2,402)	(52,652)
Rockwell Automation, Inc.	(3,796)	(621,899)
United Parcel Service, Inc. Class B	(4,043)	(417,521)
Univar, Inc. *	(2,834)	(62,461)
		(4,369,872)
Information Technology — (2.4)%
Amdocs, Ltd.	(1,093)	(67,864)
CDK Global, Inc.	(954)	(47,166)
DocuSign, Inc. *	(7,051)	(350,505)
Fiserv, Inc. *	(19,489)	(1,776,617)
Global Payments, Inc.	(3,414)	(546,684)
Hewlett Packard Enterprise Co.	(12,425)	(185,754)
Intel Corporation	(13,578)	(649,979)
International Business Machines Corporation	(6,767)	(933,169)
National Instruments Corporation	(1,562)	(65,589)
PayPal Holdings, Inc. *	(5,550)	(635,253)
Pure Storage, Inc. Class A *	(6,145)	(93,834)
RealPage, Inc. *	(795)	(46,786)
salesforce.com, Inc. *	(23,855)	(3,619,519)
Switch, Inc. Class A	(2,008)	(26,285)
Texas Instruments, Inc.	(7,579)	(869,766)
		(9,914,770)
Materials — (0.3)%
International Paper Co.	(8,025)	(347,643)
Nucor Corporation	(10,630)	(585,713)
PPG Industries, Inc.	(3,509)	(409,535)
		(1,342,891)
Real Estate — (0.4)%
Corporate Office Properties Trust REIT	(724)	(19,092)
JBG SMITH Properties REIT	(728)	(28,640)
Kimco Realty Corporation REIT	(30,449)	(562,697)
Regency Centers Corporation REIT	(1,200)	(80,088)
Simon Property Group, Inc. REIT	(3,159)	(504,682)
SL Green Realty Corporation REIT	(967)	(77,718)
	Shares	Value
Welltower, Inc. REIT	(2,506)	$ (204,314)
		(1,477,231)
Utilities — (0.0)%
FirstEnergy Corporation	(3,440)	(147,266)
Total Common Stocks Sold Short (Proceeds $(26,788,862))		(26,730,463)
FOREIGN COMMON STOCKS SOLD SHORT — (0.9)%
Canada — (0.2)%
Enbridge, Inc.	(27,497)	(992,092)
Ireland — (0.1)%
Accenture PLC Class A	(2,070)	(382,474)
Jersey — (0.5)%
Amcor PLC CDI	(162,924)	(1,851,825)
Netherlands — (0.1)%
Elastic NV *	(2,748)	(205,166)
Switzerland — (0.0)%
Garmin, Ltd.	(2,487)	(198,462)
Total Foreign Common Stocks Sold Short (Proceeds $(3,344,441))		(3,630,019)
MUTUAL FUNDS SOLD SHORT — (3.1)%
Consumer Discretionary Select SPDR Fund	(12,709)	(1,514,913)
Consumer Staples Select SPDR Fund	(61,701)	(3,582,977)
Energy Select Sector SPDR Fund	(15,811)	(1,007,319)
Health Care Select Sector SPDR Fund	(5,798)	(537,127)
iShares Russell 2000 ETF	(8,781)	(1,365,445)
iShares U.S. Real Estate ETF	(5,893)	(514,518)
SPDR S&P500 ETF Trust	(13,849)	(4,057,757)
Total Mutual Funds Sold Short (Proceeds $(12,272,033))		(12,580,056)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
Abbvie, Inc., Strike Price $72.50, Expires 08/16/19 (Cowen)	(61)	$(443,592)	(16,226)
Boeing Co., Strike Price $375.00, Expires 08/16/19 (JPM)	(14)	(509,614)	(13,650)
Bristol-Myers Squibb Co., Strike Price $46.00, Expires 08/16/19 (Cowen)	(190)	(861,650)	(22,800)
Bristol-Myers Squibb Co., Strike Price $47.00, Expires 07/19/19 (CS)	(91)	(412,685)	(2,230)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Mosaic Co., Strike Price $23.00, Expires 08/16/19 (JPM)	(295)	$ (738,385)	$ (76,847)
Qualcomm, Inc., Strike Price $73.00, Expires 07/19/19 (JPM)	(112)	(851,984)	(48,160)
			(179,913)
Put Options — (0.0)%
S&P 500®, Strike Price $2,610.00, Expires 07/01/19 (GSC)	(68)	(5,883,520)	(100)
S&P 500®, Strike Price $2,675.00, Expires 07/03/19 (GSC)	(67)	(6,177,696)	(630)
S&P 500®, Strike Price $2,705.00, Expires 07/05/19 (GSC)	(66)	(6,177,696)	(1,575)
S&P 500®, Strike Price $2,705.00, Expires 07/10/19 (GSC)	(65)	(6,471,872)	(2,970)
S&P 500®, Strike Price $2,760.00, Expires 07/15/19 (GSC)	(64)	(6,471,872)	(8,690)
S&P 500®, Strike Price $2,770.00, Expires 07/12/19 (GSC)	(65)	(6,471,872)	(8,360)
S&P 500®, Strike Price $2,780.00, Expires 07/08/19 (GSC)	(61)	(6,177,696)	(4,147)
S&P 500®, Strike Price $2,800.00, Expires 07/19/19 (JPM)	(33)	(9,707,808)	(26,895)
S&P 500®, Strike Price $2,805.00, Expires 07/24/19 (GSC)	(60)	(5,589,344)	(20,805)
S&P 500®, Strike Price $2,815.00, Expires 07/17/19 (GSC)	(65)	(6,471,872)	(18,590)
S&P 500®, Strike Price $2,825.00, Expires 07/26/19 (GSC)	(58)	(5,883,520)	(15,900)
S&P 500®, Strike Price $2,845.00, Expires 07/22/19 (GSC)	(60)	(6,471,872)	(31,240)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,850.00, Expires 07/19/19 (GSC)	(66)	$(6,471,872)	$ (30,360)
			(170,262)
Total Written Options (Premiums received $ (594,350))			(350,175)
Other Assets in Excess of Liabilities — 11.2%			45,063,392
NET ASSETS — 100.0%			$403,874,774
PORTFOLIO SUMMARY (based on net assets)
	%
Corporate Bonds	28.7
U.S. Treasury Obligations	20.7
Money Market Funds	20.3
Information Technology	6.1
Foreign Bonds	4.0
Health Care	3.6
Asset-Backed Securities	2.7
Industrials	2.4
Communication Services	1.6
Energy	1.6
Mortgage-Backed Securities	1.5
Consumer Discretionary	1.5
Loan Agreements	1.2
Financials	1.0
Consumer Staples	1.0
Materials	0.8
Real Estate	0.7
Utilities	0.1
Purchased Option	—	**
Written Options	(0.1)
Foreign Common Stocks Sold Short	(0.9)
Mutual Funds Sold Short	(3.1)
Common Stocks Sold Short	(6.6)
	88.8
**Rounds to less than 0.05%
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2019	(1)	$ (152,872)	$ (448)
10-Year Commonwealth Treasury Bond	09/2019	11	1,109,345	(430)
3-Year Commonwealth Treasury Bond	09/2019	18	1,453,213	(1,807)
90-Day Eurodollar	09/2019	(35)	(8,574,562)	(52,400)
10-Year U.S. Treasury Note	09/2019	47	6,014,531	19,607
U.S. Treasury Long Bond	09/2019	(76)	(11,825,125)	(270,056)
Ultra 10-Year U.S. Treasury Note	09/2019	(43)	(5,939,375)	(125,604)
Ultra Long U.S. Treasury Bond	09/2019	(2)	(355,125)	(353)
Long GILT	09/2019	(22)	(3,640,439)	(46)
2-Year U.S. Treasury Note	09/2019	(117)	(25,176,023)	(99,125)
5-Year U.S. Treasury Note	09/2019	358	42,299,938	427,596
5-Year U.S. Treasury Note	12/2019	(35)	(8,582,875)	(62,000)
90-Day Eurodollar	03/2020	(14)	(3,440,150)	(20,505)
90-Day Eurodollar	06/2020	(77)	(18,938,150)	(112,607)
Total Futures Contracts outstanding at June 30, 2019			$(35,747,669)	$(298,178)
Forward Foreign Currency Contracts outstanding at June 30, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/19	Japanese Yen	2,728,916,863	U.S. Dollars	24,732,007	GSC	$611,504
07/16/19	Swiss Francs	23,046,104	U.S. Dollars	23,045,693	CITI	599,277
07/16/19	U.S. Dollars	20,262,295	British Pounds	15,508,954	GSC	550,320
07/16/19	Canadian Dollars	34,597,596	U.S. Dollars	25,936,182	GSC	493,609
07/16/19	Japanese Yen	2,663,148,992	U.S. Dollars	24,253,837	CITI	478,886
07/16/19	Japanese Yen	1,597,923,290	U.S. Dollars	14,412,022	SS	427,927
07/16/19	U.S. Dollars	13,550,435	British Pounds	10,337,836	CITI	410,982
07/16/19	Canadian Dollars	18,615,301	U.S. Dollars	13,865,665	CITI	354,933
07/16/19	Swiss Francs	12,891,637	U.S. Dollars	12,872,294	GSC	354,340
07/16/19	U.S. Dollars	45,676,312	Swedish Kronor	420,789,932	GSC	305,496
07/16/19	Japanese Yen	985,494,860	U.S. Dollars	8,886,819	SC	260,154
07/16/19	U.S. Dollars	16,042,781	Australian Dollars	22,477,696	JPM	253,083
07/16/19	U.S. Dollars	7,074,339	British Pounds	5,382,673	SC	223,811
07/16/19	Euro	15,675,670	U.S. Dollars	17,655,039	GSC	194,178
07/16/19	Euro	29,291,208	U.S. Dollars	33,162,246	JPM	190,405
07/16/19	Norwegian Kroner	188,650,097	U.S. Dollars	21,967,158	GSC	160,080
07/16/19	U.S. Dollars	4,650,926	British Pounds	3,537,735	SS	154,443
07/16/19	Norwegian Kroner	143,894,183	U.S. Dollars	16,727,881	CITI	149,825
07/16/19	U.S. Dollars	9,456,610	Australian Dollars	13,253,499	RBC	146,548
07/16/19	Norwegian Kroner	140,890,364	U.S. Dollars	16,384,308	SS	141,073
07/16/19	U.S. Dollars	8,311,588	Australian Dollars	11,646,788	CITI	130,177
07/16/19	New Zealand Dollars	13,381,937	U.S. Dollars	8,875,072	CITI	118,339
07/16/19	Euro	12,461,437	U.S. Dollars	14,073,789	SS	115,519
07/16/19	Swiss Francs	4,619,948	U.S. Dollars	4,624,825	SS	115,175
07/16/19	Euro	12,510,705	U.S. Dollars	14,132,384	CITI	113,023
07/16/19	Swedish Kronor	44,531,875	U.S. Dollars	4,689,991	GSC	111,567
07/16/19	U.S. Dollars	5,691,602	Australian Dollars	7,951,497	SS	105,988
07/16/19	Mexican Pesos	120,195,934	U.S. Dollars	6,144,677	GSC	100,747
07/16/19	Swedish Kronor	50,593,549	U.S. Dollars	5,357,748	CITI	97,398
07/16/19	Mexican Pesos	76,552,829	U.S. Dollars	3,890,324	SS	87,388

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/19	U.S. Dollars	5,198,493	Australian Dollars	7,284,679	SC	$ 86,469
07/16/19	U.S. Dollars	5,779,731	Australian Dollars	8,117,666	GSC	77,390
07/08/19	U.S. Dollars	2,301,972	British Pounds	1,751,723	MSCS	76,447
09/18/19	New Zealand Dollars	6,266,867	U.S. Dollars	4,142,377	MSCS	74,117
07/16/19	Australian Dollars	10,863,961	U.S. Dollars	7,558,066	CITI	73,439
07/16/19	New Zealand Dollars	5,446,893	U.S. Dollars	3,591,574	GSC	69,043
07/16/19	U.S. Dollars	13,197,898	New Zealand Dollars	19,544,711	JPM	62,758
07/16/19	Swiss Francs	3,545,017	U.S. Dollars	3,575,264	SC	60,651
07/16/19	U.S. Dollars	11,478,044	New Zealand Dollars	16,999,725	SC	60,178
07/16/19	Canadian Dollars	4,033,842	U.S. Dollars	3,022,985	SS	58,547
07/16/19	U.S. Dollars	12,103,048	New Zealand Dollars	17,923,776	SS	57,266
07/16/19	South African Rand	16,400,939	U.S. Dollars	1,106,527	GSC	55,528
07/16/19	U.S. Dollars	11,863,408	New Zealand Dollars	17,571,202	RBC	54,576
07/16/19	Czech Republic Koruna	53,318,689	U.S. Dollars	2,335,619	CITI	49,621
07/16/19	Norwegian Kroner	63,154,553	U.S. Dollars	7,358,573	RBC	48,982
07/16/19	Euro	6,538,395	U.S. Dollars	7,399,370	SC	46,553
09/18/19	Canadian Dollars	5,193,158	U.S. Dollars	3,925,591	MSCS	45,887
07/16/19	Canadian Dollars	2,951,396	U.S. Dollars	2,214,350	SC	44,228
07/30/19	Russian Rubles	94,771,877	U.S. Dollars	1,450,492	MSCS	42,557
09/18/19	South African Rand	14,948,280	U.S. Dollars	1,009,779	MSCS	40,725
07/16/19	South Korean Won	2,584,473,341	U.S. Dollars	2,196,747	GSC	39,918
07/16/19	U.S. Dollars	2,274,601	South Korean Won	2,583,878,646	CITI	38,451
07/16/19	Canadian Dollars	1,925,150	U.S. Dollars	1,434,318	RBC	36,343
07/16/19	Brazilian Reals	12,778,850	U.S. Dollars	3,287,756	SS	35,066
07/16/19	Polish Zloty	4,428,818	U.S. Dollars	1,151,763	GSC	34,966
07/16/19	U.S. Dollars	3,718,305	Swedish Kronor	34,172,460	SS	33,730
07/16/19	U.S. Dollars	5,187,719	Swedish Kronor	47,801,434	CITI	33,627
07/01/19	South African Rand	14,331,720	U.S. Dollars	986,068	MSCS	31,449
09/18/19	Australian Dollars	4,804,431	U.S. Dollars	3,350,949	MSCS	30,249
07/16/19	Canadian Dollars	2,173,979	U.S. Dollars	1,631,143	JPM	29,603
10/17/19	Egyptian Pounds	6,700,735	U.S. Dollars	359,000	MSCS	28,975
03/05/20	Egyptian Pounds	7,312,805	U.S. Dollars	379,000	MSCS	28,105
07/16/19	Hungarian Forint	335,358,562	U.S. Dollars	1,153,592	GSC	28,039
07/16/19	Australian Dollars	5,872,921	U.S. Dollars	4,100,216	GSC	25,280
07/16/19	Polish Zloty	4,369,872	U.S. Dollars	1,146,632	CITI	24,302
07/10/19	Euro	1,887,970	U.S. Dollars	2,125,095	MSCS	23,554
07/16/19	New Zealand Dollars	1,815,882	U.S. Dollars	1,197,166	SS	23,209
07/16/19	Australian Dollars	6,297,636	U.S. Dollars	4,401,974	SS	21,868
07/02/19	Brazilian Reals	7,372,969	U.S. Dollars	1,899,818	MSCS	20,251
07/16/19	U.S. Dollars	3,850,278	New Zealand Dollars	5,700,822	GSC	19,006
07/05/19	Chilean Pesos	709,099,906	U.S. Dollars	1,028,023	MSCS	18,509
07/16/19	U.S. Dollars	2,888,553	Swedish Kronor	26,622,926	JPM	17,990
07/12/19	Argentine Pesos	9,268,527	U.S. Dollars	196,367	MSCS	17,729
07/16/19	Swiss Francs	1,034,364	U.S. Dollars	1,043,637	JPM	17,606
07/23/19	Chilean Pesos	480,787,635	U.S. Dollars	693,199	MSCS	16,581
09/18/19	Norwegian Kroner	16,779,171	Euro	1,709,038	MSCS	15,508
07/16/19	Brazilian Reals	5,235,601	U.S. Dollars	1,346,259	GSC	15,129
07/10/19	Argentine Pesos	8,141,579	U.S. Dollars	173,962	MSCS	14,702
07/16/19	U.S. Dollars	3,653,323	Norwegian Kroner	31,026,533	SS	14,144
07/16/19	New Zealand Dollars	1,191,601	U.S. Dollars	787,484	RBC	13,339
07/16/19	Swedish Kronor	7,056,592	U.S. Dollars	747,948	SS	12,914
09/18/19	Swedish Kronor	8,729,645	Euro	816,834	MSCS	10,721
08/05/19	Taiwan Dollars	30,779,740	U.S. Dollars	985,691	MSCS	9,902
07/16/19	Euro	1,408,940	U.S. Dollars	1,594,433	RBC	9,867
07/15/19	Indian Rupees	78,071,508	U.S. Dollars	1,119,495	MSCS	9,741
07/31/19	Argentine Pesos	4,115,551	U.S. Dollars	83,862	MSCS	8,349
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/18/19	Czech Republic Koruna	21,686,479	Euro	841,135	MSCS	$ 8,325
07/16/19	Australian Dollars	1,717,719	U.S. Dollars	1,198,435	SC	8,195
07/16/19	U.S. Dollars	4,128,938	Euro	3,619,143	CITI	7,974
07/16/19	U.S. Dollars	1,878,718	New Zealand Dollars	2,783,727	CITI	7,897
09/18/19	Euro	619,973	U.S. Dollars	703,406	MSCS	6,108
07/16/19	U.S. Dollars	5,227,515	Euro	4,585,781	SS	5,882
07/17/19	Swedish Kronor	8,343,995	U.S. Dollars	894,194	MSCS	5,551
07/05/19	Canadian Dollars	408,436	U.S. Dollars	306,380	MSCS	5,549
07/16/19	Swiss Francs	281,945	U.S. Dollars	284,303	RBC	4,968
07/16/19	South African Rand	16,957,298	U.S. Dollars	1,196,623	CITI	4,851
07/16/19	U.S. Dollars	2,475,172	Canadian Dollars	3,234,505	SS	4,269
09/18/19	Chinese Offshore Yuan	7,461,080	U.S. Dollars	1,081,374	MSCS	4,003
07/16/19	British Pounds	1,749,423	U.S. Dollars	2,219,630	GSC	3,897
09/18/19	Japanese Yen	96,674,693	U.S. Dollars	898,362	MSCS	3,682
07/22/19	South Korean Won	637,926,577	U.S. Dollars	548,427	MSCS	3,497
08/05/19	South Korean Won	204,741,805	U.S. Dollars	173,875	MSCS	3,224
08/13/19	Indonesian Rupiahs	7,285,367,408	U.S. Dollars	509,714	MSCS	3,198
09/18/19	Polish Zloty	4,803,029	Euro	1,123,377	MSCS	3,144
07/05/19	Swiss Francs	162,000	U.S. Dollars	162,932	MSCS	3,099
07/16/19	Norwegian Kroner	4,846,464	U.S. Dollars	565,436	JPM	3,018
09/18/19	U.S. Dollars	1,302,587	Japanese Yen	139,281,621	MSCS	2,990
09/18/19	Singapore Dollars	1,139,976	U.S. Dollars	840,710	MSCS	2,881
07/03/19	New Zealand Dollars	200,812	U.S. Dollars	132,150	MSCS	2,765
09/18/19	British Pounds	651,879	U.S. Dollars	828,210	MSCS	2,657
09/18/19	Euro	837,093	Norwegian Kroner	8,132,314	MSCS	2,530
09/18/19	Swedish Kronor	795,077	U.S. Dollars	83,821	MSCS	2,296
09/18/19	Turkish Lira	2,971,047	U.S. Dollars	489,103	MSCS	2,258
07/17/19	Chilean Pesos	813,575,506	U.S. Dollars	1,198,726	CITI	2,228
08/02/19	Brazilian Reals	4,930,182	U.S. Dollars	1,277,742	MSCS	2,152
07/16/19	U.S. Dollars	510,255	Norwegian Kroner	4,333,085	CITI	2,017
07/16/19	U.S. Dollars	1,953,639	Swiss Francs	1,902,528	SS	1,673
07/16/19	U.S. Dollars	2,340,285	Swiss Francs	2,279,487	GSC	1,564
09/18/19	Euro	193,657	British Pounds	172,726	MSCS	1,474
07/24/19	Malaysian Ringgit	314,996	U.S. Dollars	74,874	MSCS	1,379
07/16/19	U.S. Dollars	1,089,060	Mexican Pesos	20,934,108	CITI	1,316
07/03/19	U.S. Dollars	131,901	Australian Dollars	186,010	MSCS	1,299
07/03/19	Australian Dollars	158,621	U.S. Dollars	110,433	MSCS	940
09/18/19	U.S. Dollars	422,266	Swedish Kronor	3,890,106	MSCS	920
07/16/19	U.S. Dollars	1,787,800	Euro	1,569,467	GSC	715
09/18/19	Swedish Kronor	722,173	Norwegian Kroner	660,641	MSCS	602
09/18/19	U.S. Dollars	528,455	Swiss Francs	511,647	MSCS	466
09/18/19	U.S. Dollars	269,673	Euro	235,234	MSCS	465
07/16/19	U.S. Dollars	1,795,833	Japanese Yen	193,320,189	GSC	464
09/18/19	Polish Zloty	854,375	U.S. Dollars	228,889	MSCS	360
07/03/19	U.S. Dollars	47,297	New Zealand Dollars	69,873	MSCS	352
09/18/19	U.S. Dollars	90,781	British Pounds	70,961	MSCS	336
09/18/19	British Pounds	87,971	Swedish Kronor	1,032,241	MSCS	322
07/16/19	U.S. Dollars	1,797,457	Hungarian Forint	510,055,302	CITI	283
09/05/19	South African Rand	847,353	U.S. Dollars	59,441	MSCS	201
07/22/19	U.S. Dollars	261,961	South Korean Won	302,709,330	MSCS	62
09/18/19	Mexican Pesos	2,316,697	U.S. Dollars	119,008	MSCS	58
07/16/19	Turkish Lira	3,106	U.S. Dollars	525	GSC	7
Subtotal Appreciation						$9,690,242
09/18/19	Singapore Dollars	141,452	U.S. Dollars	104,698	MSCS	$ (22)
09/18/19	Canadian Dollars	659,468	U.S. Dollars	504,435	MSCS	(105)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/05/19	U.S. Dollars	210,230	Japanese Yen	22,565,399	MSCS	$ (130)
09/18/19	Japanese Yen	16,288,940	U.S. Dollars	152,131	MSCS	(144)
09/18/19	U.S. Dollars	377,719	Mexican Pesos	7,352,260	MSCS	(149)
07/22/19	U.S. Dollars	162,478	South Korean Won	187,981,744	MSCS	(161)
09/18/19	Hungarian Forint	66,250,498	U.S. Dollars	234,525	MSCS	(165)
09/18/19	Czech Republic Koruna	2,540,721	U.S. Dollars	113,919	MSCS	(166)
09/18/19	U.S. Dollars	104,108	British Pounds	81,813	MSCS	(169)
07/16/19	British Pounds	1,288,870	U.S. Dollars	1,638,373	GSC	(211)
07/16/19	Polish Zloty	2,203,363	U.S. Dollars	590,656	CITI	(251)
09/18/19	Hungarian Forint	26,158,559	Polish Zloty	345,898	MSCS	(277)
07/17/19	Mexican Pesos	1,952,318	U.S. Dollars	101,826	MSCS	(400)
09/18/19	Norwegian Kroner	1,538,100	U.S. Dollars	181,124	MSCS	(413)
07/22/19	South Korean Won	361,629,611	U.S. Dollars	313,337	MSCS	(461)
08/05/19	U.S. Dollars	98,840	Indian Rupees	6,891,599	MSCS	(604)
09/18/19	Australian Dollars	170,250	Swiss Francs	116,721	MSCS	(633)
08/05/19	Taiwan Dollars	12,161,988	U.S. Dollars	394,075	MSCS	(687)
09/18/19	British Pounds	93,527	Canadian Dollars	156,779	MSCS	(690)
07/16/19	Norwegian Kroner	23,126,832	U.S. Dollars	2,713,302	SS	(699)
07/16/19	Australian Dollars	1,069,955	U.S. Dollars	752,490	RBC	(888)
09/18/19	British Pounds	232,023	U.S. Dollars	296,645	MSCS	(914)
09/18/19	U.S. Dollars	453,101	Japanese Yen	48,666,780	MSCS	(995)
07/03/19	Australian Dollars	144,856	U.S. Dollars	102,719	MSCS	(1,011)
07/08/19	British Pounds	240,438	U.S. Dollars	306,527	MSCS	(1,056)
07/17/19	U.S. Dollars	165,689	Mexican Pesos	3,210,000	MSCS	(1,076)
09/18/19	U.S. Dollars	219,122	Polish Zloty	821,443	MSCS	(1,290)
07/02/19	Brazilian Reals	2,176,030	U.S. Dollars	568,075	MSCS	(1,393)
09/18/19	U.S. Dollars	329,259	Romanian Leu	1,375,972	MSCS	(1,416)
07/08/19	U.S. Dollars	360,692	British Pounds	285,018	MSCS	(1,417)
07/15/19	U.S. Dollars	141,376	Indian Rupees	9,883,421	MSCS	(1,580)
07/16/19	Swedish Kronor	11,702,669	U.S. Dollars	1,263,514	CITI	(1,698)
07/16/19	U.S. Dollars	580,072	Hungarian Forint	165,227,693	GSC	(2,106)
07/16/19	British Pounds	970,920	U.S. Dollars	1,236,583	SC	(2,538)
07/16/19	Norwegian Kroner	8,293,828	U.S. Dollars	975,346	CITI	(2,543)
07/01/19	U.S. Dollars	206,691	Japanese Yen	22,565,399	MSCS	(2,607)
07/30/19	Russian Rubles	24,242,615	U.S. Dollars	384,539	MSCS	(2,618)
09/18/19	U.S. Dollars	348,683	Norwegian Kroner	2,990,382	MSCS	(2,656)
07/05/19	U.S. Dollars	176,229	Swiss Francs	174,711	MSCS	(2,829)
09/18/19	U.S. Dollars	372,836	Singapore Dollars	507,724	MSCS	(2,884)
08/14/19	U.S. Dollars	107,079	Polish Zloty	410,210	MSCS	(2,917)
07/16/19	U.S. Dollars	755,042	British Pounds	596,465	CITI	(3,069)
09/18/19	Turkish Lira	2,097,734	U.S. Dollars	350,005	MSCS	(3,076)
07/16/19	Euro	2,276,854	U.S. Dollars	2,596,365	GSC	(3,808)
09/18/19	Euro	475,968	Swedish Kronor	5,064,223	MSCS	(3,808)
07/22/19	Colombian Pesos	1,258,241,963	U.S. Dollars	394,672	MSCS	(3,814)
07/12/19	U.S. Dollars	70,025	Argentine Pesos	3,197,305	MSCS	(3,830)
07/17/19	U.S. Dollars	824,824	Swedish Kronor	7,686,310	MSCS	(4,001)
07/22/19	U.S. Dollars	312,921	Colombian Pesos	1,020,280,464	MSCS	(4,016)
09/18/19	U.S. Dollars	139,118	Turkish Lira	866,906	MSCS	(4,254)
09/18/19	British Pounds	694,663	Euro	778,286	MSCS	(5,292)
07/16/19	Australian Dollars	1,977,695	U.S. Dollars	1,394,841	CITI	(5,588)
07/16/19	U.S. Dollars	3,488,035	Mexican Pesos	67,236,675	GSC	(5,607)
09/18/19	U.S. Dollars	1,304,313	Australian Dollars	1,861,494	MSCS	(5,745)
09/18/19	U.S. Dollars	412,799	Swedish Kronor	3,867,031	MSCS	(6,048)
09/18/19	U.S. Dollars	559,745	South African Rand	8,052,480	MSCS	(6,150)
09/18/19	U.S. Dollars	479,584	Swiss Francs	470,906	MSCS	(6,363)
07/23/19	U.S. Dollars	214,648	Chilean Pesos	149,911,926	MSCS	(6,665)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/05/19	U.S. Dollars	2,040,043	South African Rand	29,081,552	MSCS	$ (6,902)
07/05/19	U.S. Dollars	731,232	Canadian Dollars	967,007	MSCS	(7,285)
08/05/19	U.S. Dollars	348,773	South Korean Won	412,299,012	MSCS	(7,859)
09/18/19	U.S. Dollars	873,725	Chinese Offshore Yuan	6,063,521	MSCS	(8,346)
09/18/19	Mexican Pesos	32,995,757	U.S. Dollars	1,704,209	MSCS	(8,398)
09/18/19	U.S. Dollars	657,162	New Zealand Dollars	990,315	MSCS	(9,145)
07/16/19	Swedish Kronor	15,667,985	U.S. Dollars	1,699,956	JPM	(10,588)
07/16/19	Norwegian Kroner	25,164,059	U.S. Dollars	2,962,340	GSC	(10,785)
09/18/19	U.S. Dollars	2,001,437	Canadian Dollars	2,633,870	MSCS	(12,821)
07/16/19	Japanese Yen	383,039,547	U.S. Dollars	3,570,286	CITI	(12,989)
08/05/19	U.S. Dollars	755,869	Taiwan Dollars	23,777,880	MSCS	(13,244)
03/05/20	U.S. Dollars	393,479	Egyptian Pounds	7,312,805	MSCS	(13,626)
10/17/19	U.S. Dollars	373,300	Egyptian Pounds	6,700,735	MSCS	(14,675)
07/17/19	Chilean Pesos	772,197,240	U.S. Dollars	1,154,601	GSC	(14,727)
07/16/19	U.S. Dollars	1,151,998	New Zealand Dollars	1,737,435	SC	(15,656)
07/16/19	Japanese Yen	496,643,194	U.S. Dollars	4,629,114	SS	(16,777)
07/10/19	U.S. Dollars	1,923,301	Euro	1,707,347	MSCS	(19,785)
07/05/19	U.S. Dollars	1,025,868	Chilean Pesos	709,099,906	MSCS	(20,664)
07/16/19	U.S. Dollars	1,191,319	Swedish Kronor	11,241,648	SC	(20,788)
07/16/19	U.S. Dollars	1,139,720	Czech Republic Koruna	25,946,295	CITI	(21,001)
09/18/19	U.S. Dollars	4,889,797	Euro	4,291,923	MSCS	(21,994)
07/16/19	U.S. Dollars	5,344,544	New Zealand Dollars	7,987,633	SS	(23,593)
07/16/19	Australian Dollars	2,317,862	U.S. Dollars	1,654,270	SS	(26,063)
07/17/19	U.S. Dollars	1,113,054	Chilean Pesos	772,248,232	CITI	(26,895)
07/02/19	U.S. Dollars	1,174,656	Brazilian Reals	4,618,817	MSCS	(28,177)
07/16/19	U.S. Dollars	3,822,248	Euro	3,383,848	RBC	(30,795)
07/16/19	U.S. Dollars	6,301,227	Norwegian Kroner	54,009,083	SC	(33,368)
07/16/19	U.S. Dollars	1,715,802	Polish Zloty	6,531,149	GSC	(34,260)
07/16/19	U.S. Dollars	6,799,103	Mexican Pesos	131,562,191	CITI	(36,916)
07/16/19	U.S. Dollars	7,203,448	Norwegian Kroner	61,742,192	JPM	(38,447)
07/16/19	New Zealand Dollars	6,750,549	U.S. Dollars	4,575,296	SS	(38,548)
07/16/19	U.S. Dollars	1,123,002	South African Rand	16,396,955	GSC	(38,770)
07/16/19	U.S. Dollars	2,084,757	New Zealand Dollars	3,161,971	GSC	(40,265)
07/16/19	Swedish Kronor	58,956,061	U.S. Dollars	6,395,754	SC	(41,498)
07/16/19	U.S. Dollars	1,009,294	Brazilian Reals	4,050,298	CITI	(43,885)
07/16/19	U.S. Dollars	1,180,684	Czech Republic Koruna	27,374,150	GSC	(43,914)
07/30/19	U.S. Dollars	1,398,161	Russian Rubles	91,660,616	MSCS	(45,872)
07/16/19	New Zealand Dollars	11,777,037	U.S. Dollars	7,961,909	CITI	(47,080)
07/16/19	U.S. Dollars	2,411,764	Canadian Dollars	3,214,519	SC	(48,171)
07/16/19	U.S. Dollars	2,673,536	Canadian Dollars	3,563,556	RBC	(48,735)
07/16/19	U.S. Dollars	3,060,408	Japanese Yen	336,204,021	SC	(60,800)
07/16/19	U.S. Dollars	5,332,490	Norwegian Kroner	46,023,798	GSC	(65,755)
07/01/19	U.S. Dollars	2,969,369	South African Rand	42,780,675	MSCS	(67,952)
07/16/19	U.S. Dollars	4,163,450	Swiss Francs	4,128,914	RBC	(72,756)
07/16/19	Swedish Kronor	100,239,643	U.S. Dollars	10,883,665	RBC	(75,530)
07/16/19	U.S. Dollars	5,072,516	Swiss Francs	5,029,603	SC	(86,051)
07/16/19	U.S. Dollars	5,437,135	Swiss Francs	5,388,826	JPM	(91,723)
07/16/19	U.S. Dollars	7,105,206	Australian Dollars	10,253,294	CITI	(97,330)
07/16/19	U.S. Dollars	4,753,179	Japanese Yen	526,901,776	JPM	(140,169)
07/16/19	U.S. Dollars	9,183,694	Norwegian Kroner	79,498,061	CITI	(140,831)
07/16/19	New Zealand Dollars	44,630,064	U.S. Dollars	30,142,699	GSC	(148,795)
07/16/19	U.S. Dollars	6,858,720	Canadian Dollars	9,181,511	CITI	(155,219)
07/16/19	U.S. Dollars	7,007,364	Canadian Dollars	9,380,110	GSC	(158,288)
07/16/19	U.S. Dollars	8,823,550	Swedish Kronor	83,310,344	CITI	(159,218)
07/16/19	U.S. Dollars	28,503,361	Euro	25,173,471	GSC	(160,599)
07/16/19	U.S. Dollars	10,871,643	Canadian Dollars	14,489,672	JPM	(197,305)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/19	U.S. Dollars	7,747,486	Swedish Kronor	73,729,566	SS	$ (202,254)
07/16/19	U.S. Dollars	36,347,330	Euro	32,108,706	SS	(213,486)
07/16/19	U.S. Dollars	23,258,473	Euro	20,617,048	CITI	(217,282)
07/16/19	U.S. Dollars	13,941,516	Swiss Francs	13,816,739	SS	(234,259)
07/16/19	British Pounds	7,245,142	U.S. Dollars	9,449,312	CITI	(240,693)
07/16/19	U.S. Dollars	14,937,790	Japanese Yen	1,635,311,438	GSC	(249,384)
07/16/19	U.S. Dollars	19,842,227	Norwegian Kroner	171,305,009	SS	(250,563)
07/16/19	U.S. Dollars	9,394,237	Japanese Yen	1,040,188,090	RBC	(266,013)
07/16/19	U.S. Dollars	16,120,987	Swiss Francs	15,976,012	GSC	(270,171)
07/16/19	British Pounds	6,699,645	U.S. Dollars	8,799,349	RBC	(284,059)
07/16/19	Swedish Kronor	474,588,971	U.S. Dollars	51,496,926	SS	(325,338)
07/16/19	U.S. Dollars	15,859,111	Swiss Francs	15,793,478	CITI	(344,769)
07/16/19	British Pounds	9,084,992	U.S. Dollars	11,928,981	SS	(381,900)
07/16/19	U.S. Dollars	17,920,606	Japanese Yen	1,974,145,375	CITI	(413,325)
07/16/19	U.S. Dollars	16,660,319	Japanese Yen	1,842,098,152	SS	(447,287)
07/16/19	U.S. Dollars	27,781,377	Canadian Dollars	37,017,784	SS	(497,244)
07/16/19	Australian Dollars	59,411,994	U.S. Dollars	42,381,664	GSC	(647,074)
07/16/19	British Pounds	16,018,571	U.S. Dollars	21,056,011	JPM	(696,309)
Subtotal Depreciation						$(9,189,141)
Total Forward Foreign Currency Contracts outstanding at June 30, 2019						$ 501,101
Swap agreements outstanding at June 30, 2019:
Reference Obligation	Payment Frequency	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Currency Swaps
Receive 3-Month LIBOR	Quarterly			USD	420,000
Pay Fixed 18.60%	Annually	12/18/2024	CITI	TRY	2,484,300	$ (43,411)	$ —	$ (43,411)
Receive 3-Month LIBOR	Quarterly			USD	420,000
Pay Fixed 19.55%	Annually	12/18/2024	DEUT	TRY	2,538,900	(57,084)	—	(57,084)
						$(100,495)	$ —	$(100,495)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day COP-IBR-OIS (Quarterly)	4.75% (Quarterly)	6/20/2020	MSCS	COP	10,392,325,000	$ 22,874	$10,942	$ 11,932
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	BNP	THB	147,930,000	19,009	1,633	17,376
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	MSCS	THB	112,150,000	14,411	294	14,117
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	BOA	THB	105,090,000	13,504	698	12,806
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	BNP	THB	224,180,000	28,832	4,640	24,192
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	DEUT	THB	55,870,000	7,185	—	7,185
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	MSCS	THB	55,250,000	7,106	341	6,765
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/20/2021	BNP	THB	64,360,000	8,430	(161)	8,591
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/20/2021	MSCS	THB	49,950,000	$ 6,543	$ (139)	$ 6,682
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/20/2021	CITI	THB	28,930,000	3,790	—	3,790
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	9/18/2021	CITI	THB	51,800,000	(382)	(1,325)	943
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2024	BOA	THB	37,830,000	6,616	(1,814)	8,430
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2024	CITI	THB	18,940,000	3,313	(349)	3,662
3-Month TELBOR (Quarterly)	1.75% (Annually)	12/18/2029	DEUT	ILS	2,540,000	8,407	352	8,055
3-Month TELBOR (Quarterly)	1.75% (Annually)	12/18/2029	CITI	ILS	2,230,000	7,381	1,254	6,127
Subtotal Appreciation						$157,019	$16,366	$140,653
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	9/18/2021	BOA	THB	51,620,000	$ (380)	$ 137	$ (517)
Subtotal Depreciation						$ (380)	$ 137	$ (517)
Net Interest Rate Swaps outstanding at June 30, 2019						$156,639	$16,503	$140,136

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	7.25% (Monthly)	1/2/2020	BRL	15,471,421	$ 41,822	$ 10,966	$ 30,856
8.36% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	3/18/2020	MXN	308,300,000	(1,713)	(1,794)	81
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	8.00% (Monthly)	1/4/2021	BRL	3,133,638	31,216	1,055	30,161
1-Day COP-IBR-OIS (Quarterly)	5.00% (Quarterly)	3/20/2021	COP	15,447,025,000	77,537	2,128	75,409
1-Day MIBOR (Semiannually)	6.75% (Semiannually)	3/20/2021	INR	306,480,000	94,856	50,396	44,460
3-Month KORIBOR (Quarterly)	1.75% (Quarterly)	3/20/2021	KRW	21,079,270,000	74,726	(8,672)	83,398
6-Month CLP-TNA (Semiannually)	3.60% (Semiannually)	3/20/2021	CLP	1,566,750,000	55,438	6,094	49,344
6-Month THBFIX (Semiannually)	1.75% (Semiannually)	3/20/2021	THB	52,420,000	6,736	345	6,391
1-Day US Federal Fund Effective Rate (Annually)	1.95% (Annually)	6/15/2021	USD	25,000,000	202,589	2,880	199,709
3-Month KORIBOR (Quarterly)	1.75% (Quarterly)	6/19/2021	KRW	31,869,900,000	142,438	34,842	107,596
28-Day Mexico Interbank TIIE (Lunar)	7.60% (Lunar)	9/15/2021	MXN	29,760,000	7,921	77	7,844
1.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2021	USD	2,020,000	7,802	6,156	1,646
1-Day COP-IBR-OIS (Quarterly)	4.40% (Quarterly)	9/18/2021	COP	5,648,250,000	9,166	246	8,920
3-Month New Zealand BBR FRA (Quarterly)	1.50% (Semiannually)	9/18/2021	NZD	34,700,000	83,957	50,897	33,060
6-Month PRIBOR (Semiannually)	2.20% (Annually)	9/18/2021	CZK	164,520,000	44,196	22,289	21,907
1-Day CLP-TNA (Semiannually)	3.15% (Semiannually)	9/23/2021	CLP	381,250,000	9,136	8,914	222
3-Month JIBAR (Quarterly)	6.75% (Quarterly)	12/18/2021	ZAR	78,320,000	4,476	(3,452)	7,928
28-Day Mexico Interbank TIIE (Lunar)	7.50% (Lunar)	9/14/2022	MXN	11,150,000	4,778	156	4,622
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.85% (Upon termination)	1/2/2023	BRL	3,163,113	8,918	—	8,918
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.90% (Upon termination)	1/2/2023	BRL	2,569,105	34,757	(3,650)	38,407
1.39% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	11/30/2023	USD	6,940,000	19,154	17,241	1,913

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
5.75% (Semiannually)	1-Day MIBOR (Semiannually)	6/19/2024	INR	21,200,000	$ (1,054)	$ (1,093)	$ 39
7-Day CFETS Repo Rate (Quarterly)	3.00% (Quarterly)	6/19/2024	CNY	10,610,000	6,869	(1,698)	8,567
3-Month CDOR (Semiannually)	2.75% (Semiannually)	9/18/2024	CAD	14,980,000	574,531	561,006	13,525
6-Month EURIBOR (Semiannually)	0.50% (Annually)	9/18/2024	EUR	23,840,000	976,886	849,016	127,870
1.51% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	4/30/2026	USD	7,070,000	22,585	—	22,585
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/18/2026	GBP	1,630,000	(75,447)	(77,025)	1,578
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	9/18/2026	AUD	3,130,000	54,604	30,796	23,808
6-Month LIBOR (Semiannually)	1.05% (Annually)	8/7/2028	CHF	4,280,000	241,621	37,675	203,946
12-Month SONIO (Annually)	1.10% (Annually)	10/22/2028	GBP	1,500,000	55,161	(3,338)	58,499
3-Month LIBOR (Quarterly)	2.80% (Semiannually)	2/12/2029	USD	5,710,000	169,058	43,513	125,545
6-Month EURIBOR (Semiannually)	1.20% (Annually)	2/12/2029	EUR	5,580,000	218,472	68,216	150,256
6-Month EURIBOR (Semiannually)	1.20% (Annually)	2/21/2029	EUR	4,280,000	166,507	74,438	92,069
3-Month LIBOR (Quarterly)	2.50% (Semiannually)	5/20/2029	USD	19,960,000	301,320	103,542	197,778
3.00% (Semiannually)	6-Month ASX BBSW (Semiannually)	6/19/2029	AUD	3,910,000	(128,192)	(134,172)	5,980
3.25% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	6/19/2029	NZD	1,720,000	(56,432)	(56,933)	501
1.25% (Quarterly)	3-Month KWCDC (Quarterly)	9/18/2029	KRW	572,190,000	8,249	4,883	3,366
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/18/2029	GBP	1,510,000	(82,400)	(85,107)	2,707
1.75% (Quarterly)	3-Month HIBOR (Quarterly)	9/18/2029	HKD	1,650,000	1,821	1,592	229
1.80% (Annually)	6-Month NIBOR (Semiannually)	9/18/2029	NOK	6,590,000	3,593	2,433	1,160
1-Day COP-IBR-OIS (Quarterly)	5.95% (Quarterly)	9/18/2029	COP	3,391,175,000	53,744	3,634	50,110
3-Month JIBAR (Quarterly)	8.78% (Quarterly)	9/18/2029	ZAR	40,340,000	3,309	(4,710)	8,019
6-Month EURIBOR (Semiannually)	1.00% (Annually)	9/18/2029	EUR	2,270,000	208,191	175,823	32,368
1-Day CLP-TNA (Semiannually)	3.30% (Semiannually)	9/23/2029	CLP	136,910,000	(451)	(650)	199
3-Month JIBAR (Quarterly)	8.00% (Quarterly)	12/18/2029	ZAR	2,440,000	2,353	(311)	2,664
6-Month BUBOR (Semiannually)	2.50% (Annually)	12/18/2029	HUF	228,540,000	33,753	11,235	22,518
1.50% (Annually)	6-Month EURIBOR (Semiannually)	6/15/2049	EUR	320,000	(19,378)	(19,378)	—
6-Month LIBOR (Semiannually)	1.75% (Semiannually)	6/15/2049	GBP	240,000	10,978	10,978	—
Subtotal Appreciation					$ 3,710,157	$1,791,479	$ 1,918,678
0.73% (Annually)	1-Day SONIO (Annually)	11/7/2019	GBP	22,980,000	$ (1,361)	$ —	$ (1,361)
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	3/20/2021	USD	14,520,000	(398,848)	(95,569)	(303,279)
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2021	USD	16,920,000	(17,454)	8,753	(26,207)
3-Month KWCDC (Quarterly)	1.25% (Quarterly)	9/18/2021	KRW	5,318,490,000	(16,755)	(8,684)	(8,071)
6-Month BUBOR (Semiannually)	0.80% (Annually)	12/18/2021	HUF	969,770,000	(1,628)	—	(1,628)
2.13% (Annually)	6-Month PRIBOR (Semiannually)	9/18/2022	CZK	28,680,000	(13,637)	—	(13,637)
1.10% (Annually)	6-Month SONIA (Annually)	8/1/2023	GBP	950,000	(25,455)	(11,754)	(13,701)
1.88% (Annually)	6-Month PRIBOR (Semiannually)	9/18/2023	CZK	84,825,000	(27,971)	12,442	(40,413)
3-Month TAIBOR (Quarterly)	0.75% (Quarterly)	6/19/2024	TWD	211,890,000	12,025	14,312	(2,287)
0.25% (Annually)	3-Month STIBOR (Quarterly)	9/18/2024	SEK	202,870,000	(140,671)	(88,452)	(52,219)
2.00% (Annually)	6-Month PRIBOR (Semiannually)	9/18/2024	CZK	17,590,000	(14,049)	—	(14,049)
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2024	USD	11,130,000	(144,026)	(115,829)	(28,197)
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	3/22/2028	JPY	679,200,000	138,634	144,878	(6,244)
1.90% (Semiannually)	6-Month LIBOR (Semiannually)	8/3/2028	GBP	2,840,000	(130,750)	(33,032)	(97,718)
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	2/12/2029	GBP	8,880,000	(176,232)	(47,536)	(128,696)
2.30% (Annually)	6-Month NIBOR (Semiannually)	2/21/2029	NOK	47,180,000	(94,623)	(23,092)	(71,531)
0.90% (Annually)	6-Month EURIBOR (Semiannually)	5/20/2029	EUR	19,860,000	(383,193)	(116,431)	(266,762)
1.50% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2029	EUR	6,650,000	(352,502)	(344,872)	(7,630)
1.50% (Quarterly)	3-Month KWCDC (Quarterly)	6/19/2029	KRW	1,685,000,000	(8,594)	5,694	(14,288)
2.00% (Quarterly)	3-Month HIBOR (Quarterly)	6/19/2029	HKD	4,410,000	(7,903)	(2,865)	(5,038)
3-Month KWCDC (Quarterly)	1.75% (Quarterly)	6/19/2029	KRW	1,533,640,000	17,582	20,384	(2,802)
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	6/19/2029	USD	1,870,000	68,700	68,844	(144)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month LIBOR (Semiannually)	1.75% (Semiannually)	6/19/2029	GBP	740,000	$ 24,306	$ 24,306	$ —
7.75% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/5/2029	MXN	7,475,000	(5,408)	(423)	(4,985)
0.75% (Annually)	3-Month STIBOR (Quarterly)	9/18/2029	SEK	7,340,000	(14,208)	(8,934)	(5,274)
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	9/18/2029	USD	1,370,000	(131,889)	(121,957)	(9,932)
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	9/18/2029	AUD	3,500,000	94,334	99,803	(5,469)
6-Month SGD SOR (Semiannually)	2.00% (Semiannually)	9/18/2029	SGD	670,000	622	2,559	(1,937)
6-Month WIBOR (Semiannually)	2.99% (Annually)	9/18/2029	PLN	6,670,000	43,747	49,135	(5,388)
1.75% (Annually)	6-Month PRIBOR (Semiannually)	12/18/2029	CZK	43,890,000	(31,698)	(419)	(31,279)
2.50% (Annually)	6-Month WIBOR (Semiannually)	12/18/2029	PLN	5,410,000	(43,869)	(13,464)	(30,405)
1.40% (Annually)	12-Month SONIO (Annually)	9/7/2034	GBP	1,440,000	(133,037)	(37,343)	(95,694)
1.75% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2039	EUR	1,630,000	(102,331)	(102,029)	(302)
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	6/20/2039	USD	1,660,000	70,341	73,267	(2,926)
3-Month LIBOR (Quarterly)	2.75% (Semiannually)	6/15/2049	USD	430,000	11,226	11,660	(434)
Subtotal Depreciation					$(1,936,575)	$ (636,648)	$(1,299,927)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2019					$ 1,773,582	$1,154,831	$ 618,751

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Receive 1-Month LIBOR - 0.40%; Pay Suncoke Energy, Inc.	8/13/2019	CITI	USD	305,508	$ 36,011	$ —	$ 36,011
Receive AmeriGas Partners LP; Pay 1-Month LIBOR + 0.75%	8/13/2019	CITI	USD	900,196	22,477	—	22,477
Receive Dominion Resources, Inc.; Pay 1-Month LIBOR + 0.45%	8/13/2019	CITI	USD	5,799	377	—	377
Receive Enbridge, Inc.; Pay 1-Month LIBOR + 0.45%	8/13/2019	CITI	USD	1,063,566	142,029	—	142,029
Receive Enbridge, Inc.; Pay 1-Month LIBOR + 0.45%	8/13/2019	CITI	USD	3,247	181	—	181
Republic of Columbia 6.25% Maturity 11/26/2025	8/14/2019	DEUT	COP	1,862	—	—	—
Subtotal Appreciation					$201,075	$ —	$201,075
Receive 1-Month LIBOR - 0.40%; Pay UGI Corporation	8/13/2019	CITI	USD	690,057	$ (19,942)	$ —	$ (19,942)
Receive 1-Month LIBOR; Pay Enbridge, Inc.	8/13/2019	CITI	USD	74,722	(10,880)	—	(10,880)
Receive Buckeye Partners LP; Pay 1-Month LIBOR + 0.75%	8/13/2019	CITI	USD	1,556,616	(846)	—	(846)
Receive Suncoke Energy Partners LP; Pay 1-Month LIBOR + 0.75%	8/13/2019	CITI	USD	304,963	(38,828)	—	(38,828)
Republic of Columbia 11.00% Maturity 7/24/2020	8/14/2019	BOA	COP	5,609,300,000	(2,281)	—	(2,281)
Subtotal Depreciation					$ (72,777)	$ —	$ (72,777)
Net Total Return Swaps outstanding at June 30, 2019					$128,298	$ —	$128,298

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 10,962,288	$ —	$ 10,962,288	$ —
Common Stocks	75,060,907	75,060,907	—	—
Corporate Bonds	115,716,390	—	115,716,390	—
Foreign Bonds	16,279,784	—	16,279,784	—
Foreign Common Stocks	7,083,284	7,083,284	—	—
Loan Agreements	4,799,772	—	4,799,772	—
Money Market Funds	82,184,505	82,184,505	—	—
Mortgage-Backed Securities	6,195,045	—	6,195,045	—
Purchased Option:
Put Option	75,075	75,075	—	—
U.S. Treasury Obligations	83,745,045	—	83,745,045	—
Total Assets - Investments in Securities	$402,102,095	$164,403,771	$237,698,324	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 9,690,242	$ —	$ 9,690,242	$ —
Futures Contracts	447,203	447,203	—	—
Swap Agreements	2,260,406	—	2,260,406	—
Total Assets - Other Financial Instruments	$ 12,397,851	$ 447,203	$ 11,950,648	$ —
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$ (26,730,463)	$ (26,730,463)	$ —	$ —
Foreign Common Stocks Sold Short	(3,630,019)	(3,630,019)	—	—
Mutual Funds Sold Short	(12,580,056)	(12,580,056)	—	—
Written Options:
Call Options	(179,913)	(179,913)	—	—
Put Options	(170,262)	(170,262)	—	—
Total Written Options	(350,175)	(350,175)	—	—
Total Liabilities - Investments in Securities	$ (43,290,713)	$ (43,290,713)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (9,189,141)	$ —	$ (9,189,141)	$ —
Futures Contracts	(745,381)	(745,381)	—	—
Swap Agreements	(1,473,716)	—	(1,473,716)	—
Total Liabilities - Other Financial Instruments	$ (11,408,238)	$ (745,381)	$ (10,662,857)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2019.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2019 (Unaudited)
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$374,083,475
Investments in securities of affiliated issuers, at value	28,018,620
Total investments, at value(1)	402,102,095
Cash	47,811,653
Cash collateral for derivatives	4,605,938
Deposits with broker for futures contracts	324,477
Foreign currency(2)	1,785,563
Upfront premiums paid from swap agreements	2,749,847
Receivables:
Dividends and reclaims	52,313
Interest	1,769,155
Investment securities sold	12,416,496
Fund shares sold	18,532
Variation margin on futures contracts	32,251
Unrealized appreciation on foreign currency exchange contracts	9,690,242
Unrealized appreciation on swap agreements	341,728
Prepaid expenses and other assets	13,725
Total Assets	483,714,015
Liabilities
Securities sold short, at value(3)	42,940,538
Options written, at value(4)	350,175
Upfront premiums received from swap agreements	1,578,513
Unrealized depreciation on foreign currency exchange contracts	9,189,141
Unrealized depreciation on swap agreements	173,789
Collateral held for derivatives	4,612,844
Payables:
Investment securities purchased	20,447,609
Dividends on short sales	43,127
Fund shares redeemed	8,470
Variation margin on centrally cleared swaps	62,620
Accrued expenses:
Investment advisory fees	289,308
Shareholder servicing fees	11,032
Other expenses	132,075
Total Liabilities	79,839,241
Net Assets	$403,874,774
Net Assets Consist of:
Paid-in-capital	$398,599,135
Distributable earnings (loss)	5,275,639
Net Assets	$403,874,774
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$349,688,044
Institutional shares outstanding	34,293,606
Net asset value, offering and redemption price per Institutional share	$ 10.20
Net assets applicable to the Investor Class	$ 54,186,730
Investor shares outstanding	5,323,414
Net asset value, offering and redemption price per Investor share	$ 10.18

(1)Investments in securities of unaffiliated issuers, at cost	$370,586,131
Investments in securities of affiliated issuers, at cost	28,018,620
Total investments, at cost	$398,604,751
(2)Foreign currency, at cost	$ 1,831,471
(3)Proceeds from securities sold short	$ 42,405,336
(4)Premiums received on options written	$ 594,350

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2019 (Unaudited)
Strategic Alternatives Fund
Investment Income
Dividends	$ 613,291
Income distributions received from affiliated funds	178,220
Interest	4,892,847
Less foreign taxes withheld	(1,089)
Total Investment Income	5,683,269
Expenses
Investment advisory fees	1,721,070
Transfer agent fees:
Institutional shares	2,158
Investor shares	7,253
Custodian fees	198,789
Shareholder servicing fees:
Investor shares	73,841
Accounting and administration fees	38,442
Professional fees	34,765
Blue sky fees:
Institutional shares	4,773
Investor shares	4,229
Shareholder reporting fees:
Institutional shares	10,660
Investor shares	7,814
Trustees expenses	1,397
Line of credit facility fees and interest expense	5,707
Dividends on securities sold short	210,663
Other expenses	4,357
Total Expenses	2,325,918
Net Investment Income	3,357,351
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,867,333
Investment securities sold short	(1,751,501)
Futures transactions	(361,646)
Swap agreements	420,580
Option contracts written	2,347,743
Option contracts purchased	(724,292)
Forward foreign currency contracts	(369,895)
Foreign currency	149,926
Net realized gain	1,578,248
Net change in unrealized appreciation (depreciation) on:
Investment securities	9,249,087
Investment securities sold short	(2,694,486)
Futures	139,884
Swap agreements	503,302
Option contracts written	145,192
Option contracts purchased	(294,673)
Forward foreign currency contracts	905,869
Foreign currency	(81,744)
Net change in unrealized appreciation (depreciation)	7,872,431
Net Realized and Unrealized Gain	9,450,679
Net Increase in Net Assets Resulting from Operations	$12,808,030
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Six Months Ended	For the Year Ended
	06/30/19	12/31/18
	(Unaudited)
Operations:
Net investment income	$ 3,357,351	$ 7,301,918
Net realized gain (loss) on investment securities, foreign currency and derivatives	1,578,248	(3,222,245)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	7,872,431	(4,164,335)
Net increase (decrease) in net assets resulting from operations	12,808,030	(84,662)
Distributions to Shareholders:
Institutional shares	—	(6,830,775)
Investor shares	—	(1,229,603)
Total distributions	—	(8,060,378)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	27,631,875	35,043,876
Investor shares	5,769,246	24,057,205
Reinvestment of dividends and distributions
Institutional shares	—	6,830,607
Investor shares	—	1,225,449
Total proceeds from shares sold and reinvested	33,401,121	67,157,137
Value of shares redeemed
Institutional shares	(9,224,557)	(17,291,395)
Investor shares	(20,166,199)	(15,855,027)
Total value of shares redeemed	(29,390,756)	(33,146,422)
Net increase from capital share transactions(1)	4,010,365	34,010,715
Total increase in net assets	16,818,395	25,865,675
Net Assets:
Beginning of Period	387,056,379	361,190,704
End of Period	$403,874,774	$387,056,379

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2019(3)	$ 9.87	$0.09	$ 0.24	$ 0.33	$ —	$ —	$ —	$10.20	3.34%	$349,688	1.14% (4)	1.14% (4)	1.76%	146%
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01 (4)	1.02 (4)	1.96	172
2017(5)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26 (4)	1.28 (4)	0.69	88
Investor Class
2019(3)	$ 9.87	$0.07	$ 0.24	$ 0.31	$ —	$ —	$ —	$10.18	3.14%	$ 54,187	1.43% (4)	1.43% (4)	1.45%	146%
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36 (4)	1.37 (4)	1.65	172
2017(5)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63 (4)	1.65 (4)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14% and 0.05% for the period ended December 31, 2017, for the year 2018 and for the six months ended June 30, 2019.
(5)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the "Alternatives Fund."
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Asset Allocation Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Asset Allocation Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.
Certain amounts have been reclassified to conform to current year presentation.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The Valuation Committee is comprised of individuals from GuideStone Capital Management, LLC (“GSCM”) who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.
Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value ("NAV"). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations. There were no commitments at June 30, 2019.
e. REITs
The Fixed Income Funds and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At June 30, 2019, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 123,000,000	$ (123,000,000)	$ —	$ —
BNP Paribas	110,000,000	(110,000,000)	—	—
Citigroup Global Markets, Inc.	21,000,000	(21,000,000)	—	—
Goldman Sachs & Co.	43,000,000	(43,000,000)	—	—
HSBC Securities USA, Inc.	5,000,000	(5,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	30,000,000	(30,000,000)	—	—
Mizuho Securities USA, Inc.	49,000,000	(49,000,000)	—	—
Natixis S.A.	26,000,000	(26,000,000)	—	—
TD Securities USA LLC	79,000,000	(79,000,000)	—	—
Total Repurchase Agreements	$ 486,000,000	$ (486,000,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of June 30, 2019.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At June 30, 2019, the values of securities sold short in the International Equity Fund and Strategic Alternatives Fund amounted to $64,314,606 and $42,940,538, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the six-month period ended June 30, 2019, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default. At June 30, 2019, there were no investments in CDS agreements on asset-backed securities.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At June 30, 2019, there were no cross-currency swap agreements.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement. At June 30, 2019, there were no forward rate agreements.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets. At June 30, 2019, there were no variance swap agreements.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At June 30, 2019, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ 10,135	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,135	—
Derivatives not subject to an MA or similar agreement	10,135	—
Total assets and liabilities subject to an MA	$ —	$ —

Fund	Assets	Liabilities
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ 54,497	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	54,497	—
Derivatives not subject to an MA or similar agreement	54,497	—
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ 54,169	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	54,169	—
Derivatives not subject to an MA or similar agreement	54,169	—
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 50,784	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	50,784	—
Derivatives not subject to an MA or similar agreement	50,784	—
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ 15,172	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	15,172	—
Derivatives not subject to an MA or similar agreement	15,172	—
Total assets and liabilities subject to an MA	$ —	$ —
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ 5,460	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,460	—
Derivatives not subject to an MA or similar agreement	5,460	—
Total assets and liabilities subject to an MA	$ —	$ —
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ 66,992	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	66,992	—
Derivatives not subject to an MA or similar agreement	66,992	—
Total assets and liabilities subject to an MA	$ —	$ —
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 88,755	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	88,755	—
Derivatives not subject to an MA or similar agreement	88,755	—
Total assets and liabilities subject to an MA	$ —	$ —

Fund	Assets	Liabilities
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ 76,325	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	76,325	—
Derivatives not subject to an MA or similar agreement	76,325	—
Total assets and liabilities subject to an MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 2,446
Forward foreign exchange contracts	31,296	466,666
Options	273	74,642
Swap agreements	—	13,531
Centrally cleared swaps	—	458,083
Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,569	1,015,368
Derivatives not subject to an MA or similar agreement	—	460,528
Total assets and liabilities subject to an MA	$ 31,569	$ 554,840
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 192,076
Forward foreign exchange contracts	1,616,263	1,643,104
Options	723,602	1,018,633
Centrally cleared swaps	3,529	—
Swap agreements	1,219,214	364,616
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,562,608	3,218,429
Derivatives not subject to an MA or similar agreement	675,228	1,354,692
Total assets and liabilities subject to an MA	$ 2,887,380	$ 1,863,737
Global Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 11,920
Forward foreign exchange contracts	1,497,717	164,898
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,497,717	176,818
Derivatives not subject to an MA or similar agreement	—	11,920
Total assets and liabilities subject to an MA	$ 1,497,717	$ 164,898
Defensive Market Strategies
Derivative Financial Instruments:
Futures contracts	$ —	$ 103,075
Forward foreign exchange contracts	10,262	26,242
Options	—	845,243
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,262	974,560
Derivatives not subject to an MA or similar agreement	10,262	974,560
Total assets and liabilities subject to an MA	$ —	$ —

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 259,599	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	259,599	—
Derivatives not subject to an MA or similar agreement	259,599	—
Total assets and liabilities subject to an MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 153,466	$ —
Forward foreign currency contracts	8,289	286,727
Total derivative assets and liabilities in the Statements of Assets and Liabilities	161,755	286,727
Derivatives not subject to an MA or similar agreement	161,755	286,727
Total assets and liabilities subject to an MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 266,000	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	266,000	—
Derivatives not subject to an MA or similar agreement	266,000	—
Total assets and liabilities subject to an MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 224,900	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	224,900	—
Derivatives not subject to an MA or similar agreement	224,900	—
Total assets and liabilities subject to an MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ 148,320	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	148,320	—
Derivatives not subject to an MA or similar agreement	148,320	—
Total assets and liabilities subject to an MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ 700,676	$ —
Forward foreign exchange contracts	2,097,262	2,826,838
Swap agreements	298,346	211,071
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,096,284	3,037,909
Derivatives not subject to an MA or similar agreement	700,676	29,208
Total assets and liabilities subject to an MA	$ 2,395,608	$ 3,008,701

Fund	Assets	Liabilities
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 3,155	$ —
Forward foreign exchange contracts	1,870,754	2,465,675
Swap agreements	96,917	16,122
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,970,826	2,481,797
Derivatives not subject to an MA or similar agreement	3,155	—
Total assets and liabilities subject to an MA	$ 1,967,671	$ 2,481,797
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 113,522	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	113,522	—
Derivatives not subject to an MA or similar agreement	113,522	—
Total assets and liabilities subject to an MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ 32,251	$ —
Forward foreign exchange contracts	9,690,242	9,189,141
Options	75,075	350,175
Centrally cleared swaps	—	62,620
Swap agreements	341,728	173,789
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,139,296	9,775,725
Derivatives not subject to an MA or similar agreement	107,326	412,795
Total assets and liabilities subject to an MA	$10,031,970	$ 9,362,930
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At June 30, 2019, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$24,496	$(159,722)	$(135,226)	$13,531	$(121,695)
Sub-adviser B
Other Counterparties*	7,073	(395,118)	(388,045)	—	(388,045)
Total Derivatives	$31,569	$(554,840)	$(523,271)	$13,531	$(509,740)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 357,589	$ (124,481)	$ 233,108	$ —	$ 233,108
Sub-adviser B
Other Counterparties*	1,185,121	(1,398,615)	(213,494)	(14,847)	(228,341)
Sub-adviser C
Other Counterparties*	1,344,670	(340,641)	1,004,029	—	1,004,029
Total Derivatives	$ 2,887,380	$(1,863,737)	$1,023,643	$ (14,847)	$1,008,796
Global Bond
Sub-adviser A
CITI	$ 1,141,422	$ (97,236)	$1,044,186	$ —	$1,044,186
BAR	356,295	(67,662)	288,633	—	288,633
Total Derivatives	$ 1,497,717	$ (164,898)	$1,332,819	$ —	$1,332,819
International Equity
Sub-adviser A
Other Counterparties*	$ 2,395,608	$(3,008,701)	$ (613,093)	$ 613,093	$ —
Total Derivatives	$ 2,395,608	$(3,008,701)	$ (613,093)	$ 613,093	$ —
Emerging Markets Equity
Sub-adviser A
CITI	$ 1,870,755	$(2,448,083)	$ (577,328)	$ —	$ (577,328)
Other Counterparties*	96,916	(16,121)	80,795	(80,795)	—
	1,967,671	(2,464,204)	(496,533)	(80,795)	(577,328)
Sub-adviser B
Other Counterparties*	—	(17,593)	(17,593)	—	(17,593)
Total Derivatives	$ 1,967,671	$(2,481,797)	$ (514,126)	$ (80,795)	$ (594,921)
Strategic Alternatives
Sub-adviser A
RBC	$ 314,621	$ (778,775)	$ (464,154)	$ 260,000	$ (204,154)
Other Counterparties*	8,732,418	(8,006,525)	725,893	(681,370)	44,523
	9,047,039	(8,785,300)	261,739	(421,370)	(159,631)
Sub-adviser B
Other Counterparties*	783,856	(507,134)	276,722	(249,361)	27,361
Sub-adviser C
Other Counterparties*	201,075	(70,496)	130,579	—	130,579
Total Derivatives	$10,031,970	$(9,362,930)	$ 669,040	$(670,731)	$ (1,691)
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2019.
Asset Derivative Value
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 132,706	$ 77,169	$ —	$ —	$ 55,537
MyDestination 2025
Futures	$ 440,562	$ 174,623	$ —	$ —	$ 265,939
MyDestination 2035
Futures	$ 355,719	$ 73,375	$ —	$ —	$ 282,344
MyDestination 2045
Futures	$ 300,639	$ 30,317	$ —	$ —	$ 270,322
MyDestination 2055
Futures	$ 80,113	$ 5,512	$ —	$ —	$ 74,601
Conservative Allocation
Futures	$ 56,094	$ 18,731	$ —	$ —	$ 37,363
Balanced Allocation
Futures	$ 653,814	$ 272,066	$ —	$ —	$ 381,748
Growth Allocation
Futures	$ 603,071	$ 116,447	$ —	$ —	$ 486,624
Aggressive Allocation
Futures	$ 395,949	$ —	$ —	$ —	$ 395,949

	Asset Derivative Value
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 31,296	$ —	$ 31,296	$ —	$ —
Futures	2,522,162	2,522,162	—	—	—
Purchased Options	273	273	—	—	—
Swaps	511,086	511,086	—	—	—
Totals	$ 3,064,817	$ 3,033,521	$ 31,296	$ —	$ —
Medium-Duration Bond
Forwards	$ 1,616,263	$ —	$ 1,616,263	$ —	$ —
Futures	14,802,579	14,802,579	—	—	—
Purchased Options	723,602	377,889	345,713	—	—
Swaps	7,366,623	6,687,182	—	679,441	—
Totals	$ 24,509,067	$ 21,867,650	$ 1,961,976	$ 679,441	$ —
Global Bond Fund
Forwards	$ 1,497,717	$ —	$ 1,497,717	$ —	$ —
Futures	4,352	4,352	—	—	—
Totals	$ 1,502,069	$ 4,352	$ 1,497,717	$ —	$ —
Defensive Market Strategies
Forwards	$ 10,262	$ —	$ 10,262	$ —	$ —
Equity Index
Futures	$ 816,579	$ —	$ —	$ —	$ 816,579
Value Equity
Forwards	$ 8,289	$ —	$ 8,289	$ —	$ —
Futures	570,352	—	—	—	570,352
Totals	$ 578,641	$ —	$ 8,289	$ —	$ 570,352
Growth Equity
Futures	$ 846,994	$ —	$ —	$ —	$ 846,994
Small Cap Equity
Futures	$ 465,899	$ —	$ —	$ —	$ 465,899
International Equity Index
Futures	$ 705,723	$ —	$ —	$ —	$ 705,723
International Equity
Forwards	$ 2,097,262	$ —	$ 2,097,262	$ —	$ —
Futures	2,097,863	—	—	—	2,097,863
Swaps	298,346	—	—	—	298,346
Totals	$ 4,493,471	$ —	$ 2,097,262	$ —	$ 2,396,209
Emerging Markets Equity
Forwards	$ 1,870,754	$ —	$ 1,870,754	$ —	$ —
Futures	2,146,870	—	—	—	2,146,870
Swaps	96,917	—	—	—	96,917
Totals	$ 4,114,541	$ —	$ 1,870,754	$ —	$ 2,243,787

	Asset Derivative Value
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Real Estate Securities
Futures	$ 216,503	$ —	$ —	$ —	$ 216,503
Strategic Alternatives
Forwards	$ 9,690,242	$ —	$ 9,690,242	$ —	$ —
Futures	447,203	447,203	—	—	—
Purchased Options	75,075	—	—	—	75,075
Swaps	2,260,406	2,059,331	—	—	201,075
Totals	$ 12,472,926	$ 2,506,534	$ 9,690,242	$ —	$ 276,150

	Liability Derivative Value
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 466,666	$ —	$ 466,666	$ —	$ —
Futures	2,373,350	2,373,350	—	—	—
Written Options	74,642	—	—	—	74,642
Swaps	3,290,634	3,180,581		110,053
Totals	$ 6,205,292	$ 5,553,931	$ 466,666	$ 110,053	$ 74,642
Medium-Duration Bond
Forwards	$ 1,643,104	$ —	$ 1,643,104	$ —	$ —
Futures	3,151,046	3,151,046	—	—	—
Written Options	1,018,633	845,659	172,974	—	—
Swaps	22,099,795	21,980,954	—	118,841	—
Totals	$ 27,912,578	$ 25,977,659	$ 1,816,078	$ 118,841	$ —
Global Bond Fund
Forwards	$ 164,898	$ —	$ 164,898	$ —	$ —
Futures	476,832	476,832	—	—	—
Totals	$ 641,730	$ 476,832	$ 164,898	$ —	$ —
Defensive Market Strategies
Forwards	$ 26,242	$ —	$ 26,242	$ —	$ —
Futures	354,175	—	—	—	354,175
Written Options	845,243	—	—	—	845,243
Totals	$ 1,225,660	$ —	$ 26,242	$ —	$ 1,199,418
Value Equity
Forwards	$ 286,727	$ —	$ 286,727	$ —	$ —
International Equity
Forwards	$ 2,826,838	$ —	$ 2,826,838	$ —	$ —
Futures	384,914	—	—	—	384,914
Swaps	211,071	—	—	—	211,071
Totals	$ 3,422,823	$ —	$ 2,826,838	$ —	$ 595,985

	Liability Derivative Value
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$ 2,465,675	$ —	$ 2,465,675	$ —	$ —
Futures	206,102	—	—	—	206,102
Swaps	16,122	—	—	—	16,122
Totals	$ 2,687,899	$ —	$ 2,465,675	$ —	$ 222,224
Strategic Alternatives
Forwards	$ 9,189,141	$ —	$ 9,189,141	$ —	$ —
Futures	745,381	745,381	—	—	—
Written Options	350,175	—	—	—	350,175
Swaps	1,473,716	1,300,444	100,495	—	72,777
Totals	$ 11,758,413	$ 2,045,825	$ 9,289,636	$ —	$ 422,952

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Forward rate agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Forward rate agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 411,537	$ 141,605	$ —	$ —	$ 269,932
MyDestination 2025
Futures	$ 1,262,601	$ 296,085	$ —	$ —	$ 966,516

		Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2035
Futures	$ 1,280,779	$ 168,021	$ —	$ —	$ 1,112,758
MyDestination 2045
Futures	$ 1,154,207	$ 43,453	$ —	$ —	$ 1,110,754
MyDestination 2055
Futures	$ 453,073	$ 7,932	$ —	$ —	$ 445,141
Conservative Allocation
Futures	$ 146,721	$ 82,765	$ —	$ —	$ 63,956
Balanced Allocation
Futures	$ 1,527,545	$ 652,269	$ —	$ —	$ 875,276
Growth Allocation
Futures	$ 1,066,261	$ 271,891	$ —	$ —	$ 794,370
Aggressive Allocation
Futures	$ 1,063,482	$ —	$ —	$ —	$ 1,063,482
Low-Duration Bond
Forwards	$ 687,433	$ —	$ 687,433	$ —	$ —
Futures	(1,694,230)	(1,694,230)	—	—	—
Purchased Options	29,409	29,409	—	—	—
Swaps	743,972	856,042		(112,070)
Written Options	65,227	(1,435)	—	66,662	—
Totals	$ (168,189)	$ (810,214)	$ 687,433	$ (45,408)	$ —
Medium-Duration Bond
Forwards	$ (582,451)	$ —	$ (582,451)	$ —	$ —
Futures	13,745,176	13,745,176	—	—	—
Purchased Options	642,260	774,044	(131,784)	—	—
Swaps	1,135,432	683,851	—	451,581	—
Written Options	(177,905)	(573,176)	380,232	15,039	—
Totals	$ 14,762,512	$ 14,629,895	$ (334,003)	$ 466,620	$ —
Global Bond
Forwards	$ (699,175)	$ —	$ (699,175)	$ —	$ —
Futures	(961,067)	(961,067)	—	—	—
Purchased Options	(125,355)	—	(125,355)	—	—
Totals	$ (1,785,597)	$ (961,067)	$ (824,530)	$ —	$ —
Defensive Market Strategies
Forwards	$ 420,317	$ —	$ 420,317	$ —	$ —
Futures	(103,518)	—	—	—	(103,518)
Written Options	4,556,460	—	—	—	4,556,460
Totals	$ 4,873,259	$ —	$ 420,317	$ —	$ 4,452,942
Equity Index
Futures	$ 7,892,340	$ —	$ —	$ —	$ 7,892,340

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Value Equity
Forwards	$ (127,615)	$ —	$ (127,615)	$ —	$ —
Futures	4,732,342	—	—	—	4,732,342
Totals	$ 4,604,727	$ —	$ (127,615)	$ —	$ 4,732,342
Growth Equity
Futures	$ 6,806,497	$ —	$ —	$ —	$ 6,806,497
Small Cap Equity
Futures	$ 1,766,687	$ —	$ —	$ —	$ 1,766,687
International Equity Index
Futures	$ 2,257,945	$ —	$ —	$ —	$ 2,257,945
International Equity
Forwards	$ (1,147,127)	$ —	$ (1,147,127)	$ —	$ —
Futures	2,231,405	—	—	—	2,231,405
Swaps	(559,476)	—	—	—	(559,476)
Totals	$ 524,802	$ —	$ (1,147,127)	$ —	$ 1,671,929
Emerging Markets Equity
Forwards	$ 3,525,744	$ —	$ 3,525,744	$ —	$ —
Futures	2,586,653	—	—	—	2,586,653
Swaps	(157,982)	—	—	—	(157,982)
Totals	$ 5,954,415	$ —	$ 3,525,744	$ —	$ 2,428,671
Global Real Estate Securities
Forwards	$ (3,556)	$ —	$ (3,556)	$ —	$ —
Futures	676,885	—	—	—	676,885
Totals	$ 673,329	$ —	$ (3,556)	$ —	$ 676,885
Strategic Alternatives
Forwards	$ (369,895)	$ —	$ (369,895)	$ —	$ —
Futures	(361,646)	(361,646)	—	—	—
Purchased Options	(724,292)	—	—	—	(724,292)
Swaps	420,580	31,618	29,854	3,695	355,413
Written Options	2,347,743	—	—	—	2,347,743
Totals	$ 1,312,490	$ (330,028)	$ (340,041)	$ 3,695	$ 1,978,864

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 168,546	$ 9,026	$ —	$ —	$ 159,520
MyDestination 2025
Futures	$ 671,665	$ 51,518	$ —	$ —	$ 620,147
MyDestination 2035
Futures	$ 686,436	$ 7,003	$ —	$ —	$ 679,433

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2045
Futures	$ 623,323	$ 9,214	$ —	$ —	$ 614,109
MyDestination 2055
Futures	$ 145,312	$ 2,498	$ —	$ —	$ 142,814
Conservative Allocation
Futures	$ 96,801	$ (4,039)	$ —	$ —	$ 100,840
Balanced Allocation
Futures	$ 910,797	$ (12,065)	$ —	$ —	$ 922,862
Growth Allocation
Futures	$ 1,083,961	$ 8,916	$ —	$ —	$ 1,075,045
Aggressive Allocation
Futures	$ 1,072,539	$ —	$ —	$ —	$ 1,072,539
Low-Duration Bond
Forwards	$ (314,379)	$ —	$ (314,379)	$ —	$ —
Futures	201,914	201,914	—	—	—
Purchased Options	(470,485)	(470,485)	—	—	—
Swaps	(2,727,474)	(2,608,855)	—	(118,619)	—
Written Options	428,452	396,325	—	32,127	—
Totals	$ (2,881,972)	$ (2,481,101)	$ (314,379)	$ (86,492)	$ —
Medium-Duration Bond
Forwards	$ 1,109,724	$ —	$ 1,109,724	$ —	$ —
Futures	2,946,666	2,954,866	(8,200)	—	—
Purchased Options	(2,212,787)	(2,188,376)	(24,411)	—	—
Swaps	(10,428,906)	(11,837,044)	—	1,408,138	—
Written Options	2,874,644	2,801,694	63,104	9,846	—
Totals	$ (5,710,659)	$ (8,268,860)	$ 1,140,217	$ 1,417,984	$ —
Global Bond
Forwards	$ 243,854	$ —	$ 243,854	$ —	$ —
Futures	(654,544)	(654,544)	—	—	—
Totals	$ (410,690)	$ (654,544)	$ 243,854	$ —	$ —
Defensive Market Strategies
Forwards	$ 123,262	$ —	$ 123,262	$ —	$ —
Futures	(354,175)	—	—	—	(354,175)
Written Options	688,437	—	—	—	688,437
Totals	$ 457,524	$ —	$ 123,262	$ —	$ 334,262
Equity Index
Futures	$ 2,238,051	$ —	$ —	$ —	$ 2,238,051

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 6/30/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Value Equity
Forwards	$ (278,438)	$ —	$ (278,438)	$ —	$ —
Futures	1,498,498	—	—	—	1,498,498
Totals	$ 1,220,060	$ —	$ (278,438)	$ —	$ 1,498,498
Growth Equity
Futures	$ 2,898,978	$ —	$ —	$ —	$ 2,898,978
Small Cap Equity
Futures	$ 947,614	$ —	$ —	$ —	$ 947,614
International Equity Index
Futures	$ 1,140,768	$ —	$ —	$ —	$ 1,140,768
International Equity
Forwards	$ 2,294,999	$ —	$ 2,294,999	$ —	$ —
Futures	3,421,003	—	—	—	3,421,003
Swaps	342,749	—	—	—	342,749
Totals	$ 6,058,751	$ —	$ 2,294,999	$ —	$ 3,763,752
Emerging Markets Equity
Forwards	$ (1,112,351)	$ —	$ (1,112,351)	$ —	$ —
Futures	2,634,192	—	—	—	2,634,192
Swaps	230,338	—	—	—	230,338
Totals	$ 1,752,179	$ —	$ (1,112,351)	$ —	$ 2,864,530
Global Real Estate Securities
Futures	$ 422,418	$ —	$ —	$ —	$ 422,418
Strategic Alternatives
Forwards	$ 905,869	$ —	$ 905,869	$ —	$ —
Futures	139,884	139,884	—	—	—
Swaps	503,302	517,413	(117,581)	—	103,470
Purchased Options	(294,673)	—	—	—	(294,673)
Written Options	145,192	—	—	—	145,192
Totals	$ 1,399,574	$ 657,297	$ 788,288	$ —	$ (46,011)
Volume of Derivative Transactions
The table below summarizes the average balance of derivative holdings by fund during the six-month period ended June 30, 2019. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2015	$ —	$ 5,693,437	$ —	$ —
MyDestination 2025	—	19,253,272	—	—
MyDestination 2035	—	17,280,959	—	—
MyDestination 2045	—	11,815,815	—	—

	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2055	$ —	$ 3,720,419	$ —	$ —
Conservative Allocation	—	7,156,529	—	—
Balanced Allocation	—	26,967,287	—	—
Growth Allocation	—	22,114,266	—	—
Aggressive Allocation	—	18,843,363	—	—
Low-Duration Bond	36,019,125	619,160,656	86,027	175,966,667
Medium-Duration Bond	157,658,144	971,721,986	2,517,335	792,096,631
Global Bond	35,995,074	8,197,133	25,564	—
Defensive Market Strategies	23,051,506	—	—	—
Equity Index	—	65,624,833	—	—
Value Equity	—	39,031,550	—	—
Growth Equity	—	58,201,043	—	—
Small Cap Equity	—	20,281,247	—	—
International Equity Index	—	31,732,568	—	—
International Equity	166,515,207	98,094,151	—	189,771,448
Emerging Markets Equity	95,856,093	67,315,913	—	108,012,587
Global Real Estate Securities	—	8,866,340	—	—
Strategic Alternatives	639,613,439	31,946,713	424,903	226,172,101

	Short Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts
Low-Duration Bond	$ 12,309,629	$ 345,794,707	$ 295,228	$ 161,200,000
Medium-Duration Bond	103,683,571	589,845,004	2,939,807	420,260,493
Global Bond	61,137,103	31,524,919	—	—
Defensive Market Strategies	888,902	7,605,850	869,144	—
International Equity	155,756,847	37,849,151	—	38,438,937
Emerging Markets Equity	108,914,949	14,302,964	—	2,922,951
Strategic Alternatives	651,789,654	69,509,400	847,609	297,326,962
j. Dividends and Distributions to Shareholders
The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As the Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Select Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.
The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the six-month period ended June 30, 2019, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.19%
Extended-Duration Bond	0.25%	0.22%
Global Bond	0.25%	0.22%
Defensive Market Strategies	0.33%	0.28%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.25%
Growth Equity	0.33%	0.34%
Small Cap Equity	0.33%	0.60%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.42%
Emerging Markets Equity	0.33%	0.56%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.48%

For the six-month period ended June 30, 2019, advisory fees and waivers for each Fund were as follows:
Fund	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2015	$ 314,188	$ (222,872)	$ 91,316
MyDestination 2025	614,546	(241,884)	372,662

Fund	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2035	$ 381,900	$ (16,344)	$ 365,556
MyDestination 2045	288,395	(7,270)	281,125
MyDestination 2055	85,161	(40,832)	44,329
Conservative Allocation	252,421	—	252,421
Balanced Allocation	764,299	—	764,299
Growth Allocation	585,542	—	585,542
Aggressive Allocation	498,368	—	498,368
Money Market	467,106	—	467,106
Low-Duration Bond	510,477	—	510,477
Medium-Duration Bond	1,020,313	—	1,020,313
Extended-Duration Bond	286,010	—	286,010
Global Bond	677,047	—	677,047
Defensive Market Strategies	1,804,745	—	1,804,745
Equity Index	712,791	—	712,791
Value Equity	1,855,048	—	1,855,048
Growth Equity	2,546,486	—	2,546,486
Small Cap Equity	920,080	—	920,080
International Equity Index	301,188	—	301,188
International Equity	1,951,416	—	1,951,416
Emerging Markets Equity	759,904	158,922	918,826
Global Real Estate Securities	354,303	—	354,303
Strategic Alternatives	785,700	—	785,700
(1)Also includes Shareholder Servicing Fee waivers as disclosed in Note 3b.
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund, was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.
GSCM and/or its affiliates have agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2019. The waived shareholder service fees are not available for recapture.
c. Expense Limitation (Affiliate)
The Funds have entered into an Expense Cap agreement with GSCM, pursuant to which GSCM has agreed to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund listed below (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets through April 30, 2019. On September 30, 2018, GSCM amended the Expense Cap agreement for the Target Date Funds, to waive fees and reimburse expenses (excluding extraordinary expenses) through April 30, 2020. On September 30, 2018, GSCM also amended the Expense Cap agreement for the Institutional Class of the Equity Index Fund and International Equity Index Fund to waive fees and reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) through April 30, 2020.
On May 1, 2019, GSCM amended the Expense Cap agreement for the Institutional Class and Investor Class of the Emerging Markets Equity Fund to waive fees and reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) through April 30, 2020.
In addition, the Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) to 1.28% for the Institutional Class and 1.53% for the Investor Class of the Strategic Alternatives Fund through April 30, 2019.
	For the Period January 1, 2019 to June 30, 2019
Fund	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%
MyDestination 2025	0.50%	0.75%
MyDestination 2035	0.50%	0.75%
MyDestination 2045	0.50%	0.75%
MyDestination 2055	0.50%	0.75%
International Equity Index	0.22%	N/A
Emerging Markets Equity	1.32%	1.57%
Equity Index	0.15%	N/A
Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.
For those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at June 30, 2019 are as follows:
	Institutional Class				Investor Class
Fund	2019	2020	2021	2022	2019	2020	2021	2022
MyDestination 2015	$ N/A	$ —	$23,338	$40,089	$180,574	$ 30,638	$106,157	$182,783
MyDestination 2025	N/A	—	34,998	52,107	185,515	—	139,632	189,777
MyDestination 2035	N/A	—	13,410	3,761	206,887	24,128	39,969	12,583
MyDestination 2045	N/A	—	6,432	1,803	232,288	59,007	26,433	5,467
MyDestination 2055	N/A	28,120	27,146	13,872	253,134	110,489	90,006	26,960
International Equity Index	—	—	—	—	N/A	N/A	N/A	N/A
Emerging Markets Equity	16,344	16,344	—	—	138,330	77,711	—	—
Strategic Alternatives	N/A	—	—	—	N/A	—	—	—
Equity Index	N/A	N/A	—	—	N/A	N/A	N/A	N/A

d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$ 8,578
Growth Equity	13,955
Small Cap Equity	14,625
Emerging Markets Equity	79
Global Real Estate Securities	9,112
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2019, the Target Date and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015	MyDestination 2025	MyDestination 2035	MyDestination 2045	MyDestination 2055
Low-Duration Bond	10.08%	6.76%	—%	—%	—%
Money Market	0.58	1.82	1.28	1.00	0.30
Medium-Duration Bond	9.88	19.93	8.41	2.93	0.60
Global Bond	11.56	17.41	6.13	2.12	0.43
Defensive Market Strategies	6.03	12.37	4.12	2.56	0.76
Equity Index	5.91	16.74	16.06	14.27	4.33
Small Cap Equity	1.90	5.55	5.37	4.75	1.43
International Equity Index	10.15	28.73	27.32	24.28	7.38
Emerging Markets Equity	3.82	10.62	10.30	9.15	2.76
Global Real Estate Securities	2.31	6.07	5.02	4.35	1.33
Strategic Alternatives	7.50	8.37	—	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Low-Duration Bond	25.39%	10.10%	3.56%	—%
Money Market	0.45	2.44	2.03	1.28
Medium-Duration Bond	4.02	22.18	7.63	—
Extended-Duration Bond	—	27.04	9.17	—
Global Bond	2.93	23.38	8.01	—
Defensive Market Strategies	3.30	13.91	4.77	—
Value Equity	2.58	14.59	19.57	23.98
Growth Equity	1.84	10.52	14.02	17.20
Small Cap Equity	1.03	5.66	7.59	9.38
International Equity	2.76	15.62	20.75	25.47
Emerging Markets Equity	2.06	11.19	14.81	17.98
Global Real Estate Securities	2.49	13.24	14.79	—
Strategic Alternatives	6.23	14.99	7.24	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the six-month period ended June 30, 2019 is as follows (amounts in thousands):
	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/19	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,501	$ 31,601	$30,962	$ —	$ —	$ 8,140	$ 96	$ —
Low-Duration Bond	90,929	6,496	1,360	(10)	1,357	97,412	1,138	—
Medium-Duration Bond	152,347	7,808	4,191	(92)	8,273	164,145	2,288	—
Global Bond	61,290	1,460	1,298	(45)	4,590	65,997	773	—
Defensive Market Strategies	64,969	971	3,322	292	7,101	70,011	466	406
Equity Index	105,430	1,065	11,836	2,547	15,349	112,555	946	118
Small Cap Equity	9,515	—	475	(91)	1,994	10,943	—	—
International Equity Index	57,916	256	1,000	31	7,921	65,124	—	—
Emerging Markets Equity	16,267	771	334	—	1,897	18,601	—	—
Global Real Estate Securities	5,779	54	1,081	(50)	890	5,592	54	—
Strategic Alternatives	28,651	978	273	3	957	30,316	—	—
	$ 600,594	$ 51,460	$56,132	$2,585	$ 50,329	$ 648,836	$ 5,761	$ 524
MyDestination 2025
Money Market	$ 15,958	$ 56,572	$47,175	$ —	$ —	$ 25,355	$ 254	$ —
Low-Duration Bond	50,703	13,856	—	—	810	65,369	707	—
Medium-Duration Bond	299,142	22,372	6,667	(177)	16,481	331,151	4,559	—
Global Bond	86,074	7,786	1,025	(39)	6,658	99,454	1,133	—
Defensive Market Strategies	123,041	7,645	1,368	104	14,173	143,595	955	833
Equity Index	287,215	4,016	21,783	4,866	44,572	318,886	2,682	335
Small Cap Equity	26,073	950	307	(64)	5,305	31,957	—	—
International Equity Index	160,147	3,100	1,000	26	22,101	184,374	—	—
Emerging Markets Equity	45,929	1,474	1,000	(2)	5,298	51,699	—	—
Global Real Estate Securities	13,664	143	1,117	(51)	2,051	14,690	142	—
Strategic Alternatives	29,991	3,123	302	3	1,016	33,831	—	—
	$1,137,937	$121,037	$81,744	$4,666	$118,465	$1,300,361	$10,432	$1,168

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/19	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 15,961	$ 51,397	$49,482	$ —	$ —	$ 17,876	$ 203	$ —
Medium-Duration Bond	119,714	16,870	3,571	(102)	6,869	139,780	1,894	—
Global Bond	28,323	5,080	663	(25)	2,300	35,015	396	—
Defensive Market Strategies	39,779	4,227	892	68	4,587	47,769	316	276
Equity Index	258,945	11,979	10,424	2,319	43,143	305,962	2,560	320
Small Cap Equity	23,638	3,070	731	(156)	5,135	30,956	—	—
International Equity Index	148,258	7,624	1,200	(1)	20,633	175,314	—	—
Emerging Markets Equity	42,125	3,250	113	—	4,885	50,147	—	—
Global Real Estate Securities	10,924	576	978	(35)	1,652	12,139	118	—
	$687,667	$104,073	$68,054	$2,068	$89,204	$814,958	$5,487	$596
MyDestination 2045
Money Market	$ 10,350	$ 40,646	$37,020	$ —	$ —	$ 13,976	$ 152	$ —
Medium-Duration Bond	43,484	6,081	3,179	(95)	2,474	48,765	665	—
Global Bond	10,869	875	437	(16)	834	12,125	140	—
Defensive Market Strategies	25,602	2,127	934	(14)	2,957	29,738	198	173
Equity Index	227,554	12,858	8,385	1,871	37,984	271,882	2,278	284
Small Cap Equity	21,162	2,845	950	(209)	4,553	27,401	—	—
International Equity Index	131,106	8,258	1,806	(2)	18,251	155,807	—	—
Emerging Markets Equity	37,403	2,841	—	—	4,303	44,547	—	—
Global Real Estate Securities	9,536	321	732	(34)	1,434	10,525	102	—
	$517,066	$ 76,852	$53,443	$1,501	$72,790	$614,766	$3,535	$457
MyDestination 2055
Money Market	$ 3,632	$ 29,773	$29,209	$ —	$ —	$ 4,196	$ 46	$ —
Medium-Duration Bond	8,270	2,334	1,187	15	466	9,898	135	—
Global Bond	2,129	428	249	(6)	169	2,471	29	—
Defensive Market Strategies	7,266	1,523	827	(13)	873	8,822	58	51
Equity Index	68,222	9,761	7,542	1,845	10,161	82,447	689	86
Small Cap Equity	6,448	1,432	959	58	1,289	8,268	—	—
International Equity Index	38,702	6,618	3,434	329	5,148	47,363	—	—
Emerging Markets Equity	11,022	2,030	888	24	1,242	13,430	—	—
Global Real Estate Securities	2,739	478	394	22	383	3,228	31	—
	$148,430	$ 54,377	$44,689	$2,274	$19,731	$180,123	$ 988	$137

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/19	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 5,148	$ 31,779	$ 30,685	$ —	$ —	$ 6,242	$ 85	$ —
Low-Duration Bond	238,265	7,864	4,190	(39)	3,502	245,402	2,909	—
Medium-Duration Bond	65,251	941	2,813	(130)	3,484	66,733	941	—
Global Bond	16,437	284	1,137	(57)	1,234	16,761	200	—
Defensive Market Strategies	35,770	861	2,374	203	3,861	38,321	255	222
Value Equity	27,727	1,022	2,998	(749)	5,030	30,032	260	—
Growth Equity	27,943	1,154	5,316	(253)	6,297	29,825	30	424
Small Cap Equity	4,874	229	177	(33)	1,017	5,910	—	—
International Equity	31,119	998	2,573	(447)	5,171	34,268	—	—
Emerging Markets Equity	8,964	785	801	(1)	1,069	10,016	—	—
Global Real Estate Securities	6,156	58	1,078	(65)	946	6,017	58	—
Strategic Alternatives	25,384	189	1,229	6	826	25,176	—	—
	$ 493,038	$ 46,164	$ 55,371	$(1,565)	$ 32,437	$ 514,703	$ 4,738	$ 646
Balanced Allocation
Money Market	$ 25,803	$ 70,240	$ 62,061	$ —	$ —	$ 33,982	$ 367	$ —
Low-Duration Bond	94,385	4,323	2,427	(15)	1,392	97,658	1,152	—
Medium-Duration Bond	349,379	10,165	9,413	(298)	18,739	368,572	5,166	—
Extended-Duration Bond	61,768	2,271	2,090	(297)	5,296	66,948	884	—
Global Bond	127,339	2,392	5,526	(209)	9,546	133,542	1,592	—
Defensive Market Strategies	149,057	2,010	6,640	563	16,382	161,372	1,073	937
Value Equity	154,535	3,533	12,205	(3,240)	26,968	169,591	1,466	—
Growth Equity	156,698	5,187	25,865	(1,295)	35,317	170,042	171	2,417
Small Cap Equity	27,916	154	1,020	(192)	5,785	32,643	—	—
International Equity	174,342	3,430	10,348	(1,841)	28,325	193,908	—	—
Emerging Markets Equity	46,256	2,861	—	—	5,354	54,471	—	—
Global Real Estate Securities	31,879	311	4,748	(270)	4,866	32,038	310	—
Strategic Alternatives	60,704	—	2,132	(1)	1,987	60,558	—	—
	$1,460,061	$106,877	$144,475	$(7,095)	$159,957	$1,575,325	$12,181	$3,354
Growth Allocation
Money Market	$ 18,201	$ 66,163	$ 56,056	$ —	$ —	$ 28,308	$ 306	$ —
Low-Duration Bond	31,837	2,058	—	—	469	34,364	395	—
Medium-Duration Bond	120,582	3,963	4,000	(169)	6,469	126,845	1,761	—
Extended-Duration Bond	20,717	1,301	1,029	(152)	1,851	22,688	303	—
Global Bond	42,864	1,042	1,364	(42)	3,220	45,720	543	—
Defensive Market Strategies	50,494	690	1,534	(13)	5,771	55,408	368	322
Value Equity	204,933	3,665	12,944	(3,197)	34,937	227,394	1,966	—
Growth Equity	207,087	4,450	29,789	(1,621)	46,512	226,639	228	3,221
Small Cap Equity	38,361	—	2,269	(426)	8,103	43,769	—	—
International Equity	233,648	1,150	12,512	(2,247)	37,588	257,627	—	—
Emerging Markets Equity	63,802	1,150	163	—	7,336	72,125	—	—
Global Real Estate Securities	36,475	347	6,095	(548)	5,599	35,778	347	—
Strategic Alternatives	28,127	585	400	(9)	942	29,245	—	—
	$1,097,128	$ 86,564	$128,155	$(8,424)	$158,797	$1,205,910	$ 6,217	$3,543

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/19	Dividend Income	Distributions of Realized Gains
Aggressive Allocation
Money Market	$ 18,449	$ 46,521	$ 47,171	$ —	$ —	$ 17,799	$ 232	$ —
Value Equity	243,737	4,309	7,240	(1,751)	39,606	278,661	2,409	—
Growth Equity	247,815	4,240	27,953	(1,534)	55,520	278,088	280	3,960
Small Cap Equity	48,708	—	4,179	(1,043)	10,572	54,058	—	—
International Equity	273,047	5,000	3,886	(600)	42,628	316,189	—	—
Emerging Markets Equity	77,058	1,763	—	—	8,745	87,566	—	—
	$908,814	$ 61,833	$ 90,429	$(4,928)	$157,071	$1,032,361	$2,921	$3,960
Low-Duration Bond
Money Market	$ 8,110	$214,582	$196,373	$ —	$ —	$ 26,319	$ 357	$ —
Medium-Duration Bond
Money Market	$ 28,981	$394,059	$302,427	$ —	$ —	$ 120,613	$1,140	$ —
Extended-Duration Bond
Money Market	$ 4,270	$ 45,186	$ 37,917	$ —	$ —	$ 11,539	$ 81	$ —
Global Bond
Money Market	$ 30,916	$122,377	$110,089	$ —	$ —	$ 43,204	$ 435	$ —
Defensive Market Strategies
Money Market	$ 31,395	$224,350	$185,368	$ —	$ —	$ 70,377	$ 703	$ —
Equity Index
Money Market	$ 83,664	$190,979	$216,606	$ —	$ —	$ 58,037	$ 638	$ —
Value Equity
Money Market	$ 45,945	$349,597	$360,920	$ —	$ —	$ 34,622	$ 371	$ —
Growth Equity
Money Market	$ 56,037	$337,092	$334,170	$ —	$ —	$ 58,959	$ 656	$ —
Small Cap Equity
Money Market	$ 16,995	$104,499	$102,509	$ —	$ —	$ 18,985	$ 263	$ —
International Equity Index
Money Market	$ 25,574	$ 75,744	$ 77,435	$ —	$ —	$ 23,883	$ 336	$ —
International Equity
Money Market	$ 60,810	$192,522	$199,781	$ —	$ —	$ 53,551	$ 679	$ —
Emerging Markets Equity
Money Market	$ 15,609	$ 79,463	$ 73,228	$ —	$ —	$ 21,844	$ 215	$ —
Global Real Estate Securities
Money Market	$ 4,154	$ 47,508	$ 43,057	$ —	$ —	$ 8,605	$ 81	$ —
Strategic Alternatives
Money Market	$ 10,994	$118,120	$101,095	$ —	$ —	$ 28,019	$ 178	$ —

4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities.
The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, as such, this amount is not presented on the Funds’ Schedules of Investments. At June 30, 2019, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$ 74,719,312	$ 67,631,017	$ 8,610,075	$ 76,241,092
Medium-Duration Bond	52,424,830	45,638,475	7,958,238	53,596,713
Extended-Duration Bond	22,698,663	21,517,883	1,643,820	23,161,703
Global Bond	47,357,646	33,308,894	15,139,634	48,448,528
Defensive Market Strategies	48,246,085	16,199,924	33,102,904	49,302,828
Equity Index	80,710,958	80,959,564	1,552,715	82,512,279
Value Equity	29,409,343	29,184,452	932,558	30,117,010
Growth Equity	139,826,925	141,759,298	1,048,655	142,807,953
Small Cap Equity	99,765,394	97,090,655	5,177,763	102,268,418
International Equity Index	24,191,322	16,714,907	8,889,864	25,604,771
International Equity	28,963,626	19,358,261	10,835,476	30,193,737
Emerging Markets Equity	11,367,756	8,653,295	3,372,834	12,026,129
Global Real Estate Securities	18,557,495	18,368,476	840,311	19,208,787
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions. The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019 are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.

5.  INVESTMENT TRANSACTIONS
For the six-month period ended June 30, 2019, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 19,861,093	$ 25,171,215	$ —	$ —
MyDestination 2025	64,464,353	34,568,605	—	—
MyDestination 2035	52,676,615	18,572,170	—	—
MyDestination 2045	36,205,450	16,423,053	—	—
MyDestination 2055	24,603,540	15,480,463	—	—
Conservative Allocation	14,385,317	24,686,352	—	—
Balanced Allocation	36,636,979	82,414,570	—	—
Growth Allocation	20,402,446	72,099,283	—	—
Aggressive Allocation	15,312,537	43,257,880	—	—
Low-Duration Bond	179,025,021	160,679,121	2,589,251,461	2,511,767,353
Medium-Duration Bond	1,471,419	3,171,303	3,570,334,563	3,537,629,863
Extended-Duration Bond	13,261,952	10,348,600	16,008,523	11,228,558
Global Bond	39,249,294	72,766,192	17,914,149	11,757,012
Defensive Market Strategies	213,003,745	218,110,427	—	—
Equity Index	69,615,367	5,475,102	—	—
Value Equity	845,314,176	868,189,130	—	—
Growth Equity	190,173,899	283,547,276	—	—
Small Cap Equity	198,947,184	209,360,381	—	—
International Equity Index	60,362,143	22,614,673	—	—
International Equity	417,508,788	416,959,427	—	—
Emerging Markets Equity	174,509,154	162,880,229	—	—
Global Real Estate Securities	120,124,744	126,672,720	—	—
Strategic Alternatives	363,085,066	331,511,812	15,918,882	1,925,973
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Six months ended 6/30/19		Year Ended 12/31/18
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	961,386	2,425,249	1,592,802	7,664,541
Shares reinvested	—	—	691,890	3,169,737
Shares redeemed	(1,162,930)	(3,142,661)	(1,692,956)	(8,305,598)
Net increase (decrease)	(201,544)	(717,412)	591,736	2,528,680

	Six months ended 6/30/19		Year Ended 12/31/18
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2025
Shares sold	2,600,099	5,147,613	5,435,507	11,013,083
Shares reinvested	—	155	1,750,073	5,958,892
Shares redeemed	(2,380,885)	(2,567,187)	(1,496,924)	(5,621,517)
Net increase (decrease)	219,214	2,580,581	5,688,656	11,350,458
MyDestination 2035
Shares sold	1,962,441	4,133,466	4,259,575	7,435,946
Shares reinvested	—	—	1,389,913	3,995,826
Shares redeemed	(1,927,956)	(1,040,828)	(893,295)	(2,044,306)
Net increase (decrease)	34,485	3,092,638	4,756,193	9,387,466
MyDestination 2045
Shares sold	1,598,203	3,205,107	3,644,133	5,819,518
Shares reinvested	—	—	1,471,382	3,176,096
Shares redeemed	(1,876,362)	(824,417)	(694,206)	(1,337,921)
Net increase (decrease)	(278,159)	2,380,690	4,421,309	7,657,693
MyDestination 2055
Shares sold	797,943	1,375,114	1,735,905	2,251,547
Shares reinvested	—	—	349,702	593,894
Shares redeemed	(1,219,189)	(288,093)	(190,603)	(421,124)
Net increase (decrease)	(421,246)	1,087,021	1,895,004	2,424,317
Conservative Allocation
Shares sold	711,749	1,946,273	1,397,312	3,933,200
Shares reinvested	—	—	272,742	1,183,139
Shares redeemed	(459,363)	(3,408,740)	(1,084,008)	(5,097,960)
Net increase (decrease)	252,386	(1,462,467)	586,046	18,379
Balanced Allocation
Shares sold	2,598,521	1,783,868	1,247,657	3,732,737
Shares reinvested	—	—	1,212,231	4,504,896
Shares redeemed	(1,646,396)	(7,287,268)	(3,145,614)	(8,296,634)
Net increase (decrease)	952,125	(5,503,400)	(685,726)	(59,001)
Growth Allocation
Shares sold	855,935	1,556,351	584,203	2,640,443
Shares reinvested	—	—	966,710	3,155,813
Shares redeemed	(1,233,052)	(5,379,890)	(1,781,797)	(6,724,880)
Net increase (decrease)	(377,117)	(3,823,539)	(230,884)	(928,624)
Aggressive Allocation
Shares sold	2,123,063	1,014,002	472,057	2,132,753
Shares reinvested	—	—	638,095	2,666,545
Shares redeemed	(851,147)	(5,213,340)	(1,333,609)	(5,264,693)
Net increase (decrease)	1,271,916	(4,199,338)	(223,457)	(465,395)

	Six months ended 6/30/19		Year Ended 12/31/18
	Institutional Class	Investor Class	Institutional Class	Investor Class
Money Market
Shares sold	2,383,527,318	167,729,294	1,748,822,489	4,746,224,687
Shares reinvested	2,392,929	3,978,867	2,208,187	5,445,866
Shares redeemed	(2,222,854,207)	(190,186,533)	(1,178,447,349)	5,238,005,118
Net increase (decrease)	163,066,040	(18,478,372)	572,583,327	486,334,565
Low-Duration Bond
Shares sold	9,091,471	1,377,590	7,598,064	2,461,282
Shares reinvested	607,151	206,146	1,120,581	496,739
Shares redeemed	(1,195,494)	(6,732,056)	(7,437,019)	(3,068,194)
Net increase (decrease)	8,503,128	(5,148,320)	1,281,626	(110,173)
Medium-Duration Bond
Shares sold	6,235,021	1,945,854	16,940,380	3,332,425
Shares reinvested	1,286,128	240,011	2,434,579	461,492
Shares redeemed	(2,888,773)	(2,118,637)	(9,644,859)	(3,137,711)
Net increase (decrease)	4,632,376	67,228	9,730,100	656,206
Extended-Duration Bond
Shares sold	402,532	1,113,038	449,708	796,153
Shares reinvested	90,059	83,393	270,425	237,241
Shares redeemed	(320,337)	(840,399)	(1,081,183)	(1,297,143)
Net increase (decrease)	172,254	356,032	(361,050)	(263,749)
Global Bond
Shares sold	4,482,477	1,473,129	7,558,859	2,522,405
Shares reinvested	550,363	116,521	1,386,648	379,119
Shares redeemed	(2,555,343)	(3,220,184)	(5,259,775)	(2,836,189)
Net increase (decrease)	2,477,497	(1,630,534)	3,685,732	65,335
Defensive Market Strategies
Shares sold	3,123,089	4,931,451	8,509,401	7,339,280
Shares reinvested	709,239	352,225	3,377,339	1,751,027
Shares redeemed	(2,301,290)	(4,300,325)	(3,671,181)	(6,948,280)
Net increase (decrease)	1,531,038	983,351	8,215,559	2,142,027
Equity Index
Shares sold	2,303,483	1,495,555	26,415,319	2,666,638
Shares reinvested	377,892	150,857	635,988	329,987
Shares redeemed	(2,287,098)	(1,170,320)	(3,267,111)	(2,013,706)
Net increase (decrease)	394,277	476,092	23,784,196	982,919
Value Equity
Shares sold	933,438	596,335	2,427,541	1,334,212
Shares reinvested	355,484	141,919	7,299,082	3,388,630
Shares redeemed	(2,200,392)	(1,762,526)	(17,432,247)	(2,197,442)
Net increase (decrease)	(911,470)	(1,024,272)	(7,705,624)	2,525,400

	Six months ended 6/30/19		Year Ended 12/31/18
	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Equity
Shares sold	1,012,147	1,351,874	2,611,117	3,989,703
Shares reinvested	502,934	406,259	5,525,364	4,664,964
Shares redeemed	(3,990,112)	(2,504,969)	(18,178,641)	(2,790,036)
Net increase (decrease)	(2,475,031)	(746,836)	(10,042,160)	5,864,631
Small Cap Equity
Shares sold	1,153,882	1,102,493	1,854,040	2,279,150
Shares reinvested	—	—	3,707,989	3,486,885
Shares redeemed	(1,034,785)	(1,836,499)	(1,926,065)	(2,234,624)
Net increase (decrease)	119,097	(734,006)	3,635,964	3,531,411
International Equity Index
Shares sold	2,966,418		41,656,032
Shares reinvested	—		856,762
Shares redeemed	(929,116)		(973,357)
Net increase (decrease)	2,037,302		41,539,437
International Equity
Shares sold	2,547,792	1,856,631	7,425,117	2,175,172
Shares reinvested	—	—	8,296,428	2,899,478
Shares redeemed	(2,740,078)	(1,915,990)	(29,345,787)	(2,778,019)
Net increase (decrease)	(192,286)	(59,359)	(13,624,242)	2,296,631
Emerging Markets Equity
Shares sold	2,495,207	1,060,619	7,175,778	4,062,973
Shares reinvested	—	—	290,286	22,294
Shares redeemed	(545,932)	(1,623,952)	(2,936,797)	(5,166,585)
Net increase (decrease)	1,949,275	(563,333)	4,529,267	(1,081,318)
Global Real Estate Securities
Shares sold	797,604	1,589,123	1,352,089	1,058,826
Shares reinvested	134,675	80,184	656,128	386,397
Shares redeemed	(1,870,521)	(1,205,390)	(713,302)	(2,238,944)
Net increase (decrease)	(938,242)	463,917	1,294,915	(793,721)
Strategic Alternatives
Shares sold	2,740,522	573,528	3,454,216	2,383,652
Shares reinvested	—	—	694,201	124,486
Shares redeemed	(915,998)	(2,006,464)	(1,713,511)	(1,568,326)
Net increase (decrease)	1,824,524	(1,432,936)	2,434,906	939,812
7.  BANK BORROWINGS
On November 21, 2018, the Funds entered into a Line of Credit Agreement with Northern Trust which will expire on November 20, 2019. The terms of the credit agreement permit the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest is charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00%

or 1.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
No Funds borrowed for the six-month period ended June 30, 2019, and there were no outstanding loans at June 30, 2019.
8.  FEDERAL INCOME TAXES
Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six-month period ended June 30, 2019, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $533,836.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2016 through six-month period ended June 30, 2019) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2018	$ 22,803,959	$ 14,085,921	$—	$ 36,889,880
	2017	3,028,666	13,344,184	—	16,372,850
MyDestination 2025	2018	33,986,791	38,055,961	—	72,042,752
	2017	11,998,150	30,205,364	—	42,203,514
MyDestination 2035	2018	22,165,480	25,579,129	—	47,744,609
	2017	5,085,384	19,417,604	—	24,502,988
MyDestination 2045	2018	15,798,135	23,490,194	—	39,288,329
	2017	3,506,285	17,240,457	—	20,746,742
MyDestination 2055	2018	4,222,783	6,934,772	—	11,157,555
	2017	160,109	4,857,239	—	5,017,348
Conservative Allocation	2018	15,397,717	437,488	—	15,835,205

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
	2017	$ 3,900,622	$ 4,398,229	$—	$ 8,298,851
Balanced Allocation	2018	59,404,751	3,908,455	—	63,313,206
	2017	20,890,962	18,221,162	—	39,112,124
Growth Allocation	2018	41,898,996	3,525,774	—	45,424,770
	2017	11,871,095	45,385,045	—	57,256,140
Aggressive Allocation	2018	31,324,625	3,691,707	—	35,016,332
	2017	11,165,259	60,731,715	—	71,896,974
Money Market	2018	18,097,193	—	—	18,097,193
	2017	7,316,185	—	—	7,316,185
Low-Duration Bond	2018	21,597,150	—	—	21,597,150
	2017	14,230,530	—	—	14,230,530
Medium-Duration Bond	2018	41,568,447	—	—	41,568,447
	2017	24,582,654	—	—	24,582,654
Extended-Duration Bond	2018	6,878,837	1,763,567	—	8,642,404
	2017	7,411,170	1,673,931	—	9,085,101
Global Bond	2018	17,233,962	—	—	17,233,962
	2017	17,669,726	—	—	17,669,726
Defensive Market Strategies	2018	23,181,404	39,872,400	—	63,053,804
	2017	23,370,589	28,287,458	—	51,658,047
Equity Index	2018	21,300,972	6,035,838	—	27,336,810
	2017	15,992,257	3,530,413	—	19,522,670
Value Equity	2018	38,627,518	153,636,772	—	192,264,290
	2017	30,911,640	73,574,469	—	104,486,109
Growth Equity	2018	5,401,351	221,388,439	—	226,789,790
	2017	8,392,047	162,110,126	—	170,502,173
Small Cap Equity	2018	16,705,821	80,730,527	—	97,436,348
	2017	9,173,522	30,630,414	—	39,803,936
International Equity Index	2018	7,738,165	—	—	7,738,165
	2017	4,462,915	385,690	—	4,848,605
International Equity	2018	27,909,942	107,935,276	—	135,845,218
	2017	44,466,793	84,039,499	—	128,506,292
Emerging Markets Equity	2018	2,656,034	—	—	2,656,034
	2017	4,596,687	—	—	4,596,687
Global Real Estate Securities	2018	9,704,770	—	—	9,704,770
	2017	9,213,231	—	—	9,213,231
Strategic Alternatives	2018	7,693,005	367,373	—	8,060,378
	2017	2,138,677	198,667	—	2,337,344

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Qualified Late Year Losses	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2015	$ 117,711	$ 4,033,931	$ —	$ (32,349,349)
MyDestination 2025	4,945	8,465,699	—	(76,644,880)
MyDestination 2035	116,439	5,290,115	(168,782)	(60,135,633)
MyDestination 2045	75,063	4,480,818	(259,865)	(49,549,984)
MyDestination 2055	157,981	1,170,377	—	(15,485,645)
Conservative Allocation	68,111	12,233,550	—	(30,887,757)
Balanced Allocation	346,415	66,788,467	—	(177,024,910)
Growth Allocation	255,274	89,557,703	—	(201,624,728)
Aggressive Allocation	106,436	107,443,501	—	(215,414,816)
Money Market	5,549	—	—	—
Low-Duration Bond	119,598	(14,858,941)	—	(4,947,270)
Medium-Duration Bond	5,445	(21,420,688)	(2,005,620)	(25,691,081)
Extended-Duration Bond	12,216	532	(182,274)	(3,036,198)
Global Bond	1,543,454	(4,096,517)	—	(32,261,467)
Defensive Market Strategies	109,918	6,732,593	(329,997)	37,276,048
Equity Index	68,928	1,994,876	(1,189,091)	183,412,458
Value Equity	14,612	1,004	(4,947,015)	22,750,649
Growth Equity	1,362,471	21,679,688	(2,053,718)	259,381,075
Small Cap Equity	713,862	—	(1,470,100)	(60,277,448)
International Equity Index	55,857	(2,112,209)	(1,857,795)	(57,514,308)
International Equity	—	3,748	(8,713,260)	(99,880,248)
Emerging Markets Equity	37,797	(7,298,426)	—	(32,027,220)
Global Real Estate Securities	173,536	(4,140,771)	—	(17,056,189)
Strategic Alternatives	1,108,988	—	(2,776,465)	(5,794,649)
At June 30, 2019, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$ 631,054,475	$ 18,093,763	$ 19,304,896	$ (1,211,133)
MyDestination 2025	1,259,135,450	42,208,282	45,777,710	(3,569,428)
MyDestination 2035	786,633,366	29,372,567	31,950,177	(2,577,610)
MyDestination 2045	592,169,394	23,495,509	25,720,517	(2,225,008)
MyDestination 2055	176,076,902	4,312,519	5,391,184	(1,078,665)
Conservative Allocation	513,252,992	1,595,154	8,805,668	(7,210,514)
Balanced Allocation	1,593,482,885	(16,469,206)	36,517,542	(52,986,748)
Growth Allocation	1,250,224,738	(42,297,717)	21,805,336	(64,103,053)
Aggressive Allocation	1,091,993,532	(58,036,997)	21,736,165	(79,773,162)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Money Market	$1,413,274,295	$ —	$ —	$ —
Low-Duration Bond	1,124,602,803	3,760,792	11,824,895	(8,064,103)
Medium-Duration Bond	1,811,400,664	34,997,031	70,860,937	(35,863,906)
Extended-Duration Bond	236,510,371	13,464,967	16,489,062	(3,024,095)
Global Bond	558,916,680	4,900,449	29,092,953	(24,192,504)
Defensive Market Strategies	1,058,222,662	135,055,904	149,773,513	(14,717,609)
Equity Index	1,451,695,334	454,545,063	501,010,586	(46,465,523)
Value Equity	1,068,898,028	96,277,877	142,387,536	(46,109,659)
Growth Equity	1,133,485,489	483,621,533	504,657,846	(21,036,313)
Small Cap Equity	555,072,156	24,780,792	71,243,519	(46,462,727)
International Equity Index	642,119,166	3,907,816	47,779,464	(43,871,648)
International Equity	1,216,455,502	15,342,072	134,560,476	(119,218,404)
Emerging Markets Equity	474,081,465	13,434,651	46,899,095	(33,464,444)
Global Real Estate Securities	234,494,793	7,955,207	17,561,593	(9,606,386)
Strategic Alternatives	358,187,943	1,613,052	17,574,290	(15,961,238)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.
At December 31, 2018, paid-in-capital, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:
Fund	Paid in Capital	Undistributed Net Investment Income **	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions **
MyDestination 2015	$ —	$ 1,167,626	$(1,167,626)
MyDestination 2025	—	2,342,715	(2,342,715)
MyDestination 2035	—	1,514,532	(1,514,532)
MyDestination 2045	—	1,250,382	(1,250,382)
MyDestination 2055	—	494,958	(494,958)
Conservative Allocation	—	1,031,526	(1,031,526)
Balanced Allocation	—	5,151,176	(5,151,176)
Growth Allocation	—	5,249,741	(5,249,741)

Fund	Paid in Capital	Undistributed Net Investment Income **	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions **
Aggressive Allocation	$ —	$ 5,667,600	$(5,667,600)
Money Market	—	5,549	(5,549)
Low-Duration Bond	(405,834)	2,172,568	(1,766,734)
Medium-Duration Bond	(276,067)	1,417,085	(1,141,018)
Extended-Duration Bond	—	(156,887)	156,887
Global Bond	355,057	(7,247,563)	6,892,506
Defensive Market Strategies	—	683,171	(683,171)
Equity Index	—	(249,232)	249,232
Value Equity	—	(51,402)	51,402
Growth Equity	—	(428,736)	428,736
International Equity Index	—	(102,520)	102,520
International Equity	—	(2,149,837)	2,149,837
Emerging Markets Equity	(9,014)	(4,041,668)	4,050,682
Global Real Estate Securities	—	4,027,328	(4,027,328)
Strategic Alternatives	(5,560)	774,566	(769,006)
** Included in Distributable earnings (loss) on Statement of Assets and Liabilities.
Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.
9.  MARKET AND CREDIT RISK
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Each Fund may face potential risks associated with the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. On March 29, 2017, Prime Minister Theresa May provided the European Council formal notification of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. This formal notification began a two-year period of negotiations about the terms of the United Kingdom's exit from the EU, which has since been further extended. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU, which are matters to be negotiated. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

10. RECENT PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), "Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of the Accounting Standards Codification 820 ("ASC 820"). The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of the ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
12. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

NOTICE TO SHAREHOLDERS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six-months ended June 30, 2019, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the six-months ended June 30, 2019, GuideStone Financial Resources approved by Written Consent, dated April 1, 2019, the appointment of a new sub-adviser, WCM Investment Management, LLC, to manage a portion of the International Equity Fund.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 - present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 - present.	24	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015.	24	Neighbors Federal Credit Union – Vice -
Chairman of the Board; Stonetrust Commercial
Insurance Company – Board of Directors
Member and Chairman of Audit Committee;
State Board of Certified Public Accountants
				of Louisiana - Board Member.
Joseph A. Mack (1939) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2002	Independent Consultant, 2010 - present; Director of Public Policy, North Greenville University, 2011 - 2016: Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017; Contractor, South Carolina Citizens for Life, 2014 - present.	24	None
David B. McMillan (1957)[2] 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 - present; Chief Executive Officer, INEA International/VHSC Cement, 2015 - 2017.	24	GuideStone Financial Resources - Board of
Trustees Member, July 2010 - June 2018;
GuideStone Financial Resources - Chairman
of the Audit Committee, July 2013 - June 2018;
GuideStone Capital Management, LLC, Board
of Directors Member, July 2011 - June 2018;
GuideStone Capital Management, LLC -
Chairman of the Board of Directors, July 2013
- June 2018; GuideStone Investment Services
- Chairman of the Board of Directors, May
2014 - June 2018; GuideStone Resource
Management, Inc. - Chairman of the Board
				of Directors, May 2014 - June 2018.
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	24	None
Kyle L. Tucker (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2013	Vice President and Financial Advisor, CAPTRUST Financial Advisors, 2006 - present.	24	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; NC Values Coalition Board, 2015 - present; Institute for Faith and Family, 2015 - present; College Golf Fellowship, 2012 - present.

FUND MANAGEMENT (Continued)
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INTERESTED TRUSTEES[3]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 - present.	24	GuideStone Financial Resources – Board of Trustees Member, June 2015 – present.
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 - present.	24	GuideStone Financial Resources – Board
of Trustees Member, June 2012 - present;
GuideStone Capital Management, LLC, Board
of Directors Member, May 2014 - present;
GuideStone Investment Services, Board of
Directors Member, July 2012 - present;
GuideStone Resource Management, Inc.,
Board of Directors Member, May 2014
- present.
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A

FUND MANAGEMENT (Continued)
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment
Officer, GuideStone Financial Resources, 2016
- present; Global Investement Strategist,
GuideStone Financial Resources, 2015 - 2016;
Investment Strategist, Westwood Holdings
		Group, 2003 - 2015.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer and Secretary	Since 2017	Associate Counsel - Investment and Corporate Services, GuideStone Financial Resources, 2015 - present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 - 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 - present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Mr. McMillan’s effective date as an Independent Trustee is February 1, 2019.
3  Dr. Hahn and Mr. Morris are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
4  The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q (or as an exhibit to its reports on Form N-Q's successor form, Form N-PORT). GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q and Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND (Unaudited)
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested persons” is defined in Section 2(a)(19) of the 1940 Act, considered the approval of a new sub-advisory agreement among GuideStone Capital Management, LLC (the “Adviser”), the Trust and American Century Investment Management, Inc. (“American Century”) on behalf of the Value Equity Fund (the “VEF”) (the “American Century Agreement”). The Board approved the American Century Agreement at an in-person meeting of the Board held on February 28-March 1, 2019.
The Board’s decision to approve the American Century Agreement reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the VEF and its shareholders. Prior to approving the American Century Agreement, the Board requested and received information from the Adviser and American Century, and considered such information with the assistance and advice of independent legal counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the American Century Agreement. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by American Century; (ii) the personnel resources of American Century; (iii) the experience and expertise of American Century; (iv) the financial capabilities and financial resources of American Century; (v) the compliance program and compliance history of American Century; (vi) performance history information, including comparisons to relevant benchmarks and similarly-managed funds; (vii) fee information, including the amount of the contractual sub-advisory fee and comparisons to similarly-managed funds and American Century’s other clients; (viii) the expected profitability of American Century with respect to the VEF; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by American Century, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the VEF. The Board also evaluated whether the approval of the American Century Agreement was in the best interest of the VEF and its shareholders. No one factor was determinative in the Board’s consideration of the American Century Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the American Century Agreement and the nature, extent and quality of the services to be provided by American Century under the American Century Agreement and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about American Century prior to and during the meeting, which addressed the factors listed previously. During the Board meeting, the Adviser also gave a presentation to the Board during which the Adviser shared information about American Century, discussed the comprehensive review process used to recommend American Century and responded to questions from the Board.
The Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee (the “IMC”), to discuss and consider the information presented in connection with the approval of the American Century Agreement, as well as the Board’s responsibilities and duties in approving the agreement.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND
In considering the approval of the American Century Agreement for the VEF, the Board took into account the materials provided prior to and during the meeting, the presentation made during the meeting and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the American Century Agreement and the recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the American Century Agreement, the investment management team at American Century, the reasonableness of the sub-advisory fees and whether the appointment of American Century would be reasonable and fair to the VEF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the American Century Agreement and the materials provided to support each factor.
In making its determination to approve the selection of American Century as a sub-adviser to the VEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by American Century to the VEF; composite back-tested performance history and composite live performance history for American Century’s U.S. Concentrated Large Cap Value Strategy (the “American Century Strategy”); the fees charged by American Century for the American Century Strategy; and information regarding American Century’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend American Century. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to American Century’s standard fee schedule. The Board took this into account in assessing the potential of American Century to contribute economies of scale as the VEF grows in size.
Because this engagement with American Century would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that American Century did provide an estimate of profitability for providing its services to the VEF, which was based on a full cost approach. The Trustees considered the Adviser’s assessment of American Century’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by American Century, believed that American Century was financially sound.
The Board considered the fees to be paid to American Century under the American Century Agreement, as well as the overall fee structure under the American Century Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the VEF’s overall management and advisory fees would increase as a result of the appointment of American Century, highlighting that assets currently assigned to a lower cost, passive sub-adviser strategy would be re-allocated to the higher cost, active American Century Strategy. The Board also noted that the VEF, and not the Adviser, would pay fees to American Century directly, and that, as a result, the appointment of American Century would not be expected to affect the Adviser’s profitability with respect to the VEF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by American Century and its affiliates as a result of its arrangements with the VEF. The Board concluded that any potential benefits to be derived by American Century included potential access to additional research resources, increased AUM (particularly with respect to the American Century Strategy) and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.
The Board considered that the Adviser intended to allocate approximately 17% of the VEF’s assets to the American Century Strategy, thereby reducing the asset allocation to the other sub-advisers of the VEF. The Board noted the Adviser’s determination that the American Century Strategy would enhance the VEF’s potential for higher risk-adjusted returns, lower volatility and greater downside protection than in the past and compared to peer funds. The Board noted the Adviser’s representation that American Century would be comfortable managing the American Century Strategy in accordance with the VEF’s socially responsible investment policy.
While noting that past performance does not indicate future results, the Board considered that the composite live performance (since January 2017) and the composite back-tested performance (since January 2007) of the American Century Strategy, gross of fees as of December 31, 2018, versus its benchmark, the Russell 1000® Value Index and similarly-managed funds, had been favorable over historical time periods. The Board also considered that the American Century Strategy had outperformed the benchmark index over the one-year period ended December 31, 2018. Additionally, the Board noted that based on the back-tested performance, the American Century Strategy had outperformed the benchmark index over the three-, five-, seven-year and analysis periods ended December 31, 2018. The back-tested performance was presented to the Board as an indication of the longer-term return and risk profile of the American Century Strategy. The Board noted that the VEF would be the first investor (and the first mutual fund) in the American Century Strategy, as the only current assets in the strategy were seed capital of approximately $1.0 million as of December 31, 2018.
The Board noted that the Adviser had planned to engage a transition manager to re-allocate separate portions of the VEF’s assets to American Century. The Board reviewed the Adviser’s estimate of the costs of the transition of assets and considered the fact that the transition would occur within large cap, developed equity markets which are very liquid. Therefore, the Board noted that the cost of the transition is estimated to be modest to the VEF.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that American Century would provide investment management services that are appropriate in scope and that the fees paid to American Century under the American Century Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY FUND (Unaudited)
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of a new sub-advisory agreement among the Adviser, the Trust and WCM Investment Management, LLC (“WCM”) on behalf of the International Equity Fund (the “IEF”) (the “WCM Agreement”). The Board approved the WCM Agreement at an in-person meeting of the Board held on February 28-March 1, 2019.
The Board’s decision to approve the WCM Agreement reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the IEF and its shareholders. Prior to approving the WCM Agreement, the Board requested and received information from the Adviser and WCM and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the WCM Agreement. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by WCM; (ii) the personnel resources of WCM; (iii) the experience and expertise of WCM; (iv) the financial capabilities and financial resources of WCM; (v) the compliance program and compliance history of WCM; (vi) performance history information, including comparisons to relevant benchmarks and similarly-managed funds; (vii) fee information, including the amount of the contractual sub-advisory fee and comparisons to similarly-managed funds and WCM’s other clients; (viii) the expected profitability of WCM with respect to the IEF; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by WCM, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by IEF. The Board also evaluated whether the approval of the WCM Agreement was in the best interest of the IEF and its shareholders. No one factor was determinative in the Board’s consideration of the WCM Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the WCM Agreement, as well as the nature, extent and quality of the services to be provided by WCM under the WCM Agreement and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about WCM prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about WCM in a presentation made during the meeting, discussed the comprehensive review process used by the Adviser to recommend WCM as a new sub-adviser to the IEF and responded to questions from the Board.

The Independent Trustees met separately in executive session with Independent Counsel, as did the IMC, to discuss and consider the information presented in connection with the approval of the WCM Agreement, as well as the Board’s responsibilities and duties in approving the agreement.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY FUND
In considering the approval of the WCM Agreement for the IEF, the Board took into account the materials provided prior to and during the meeting, the presentations made and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the WCM Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the WCM Agreement, the investment management team at WCM, the reasonableness of the sub-advisory fees and whether the appointment of WCM would be reasonable and fair to the IEF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the WCM Agreement and the materials provided to support each factor.
In making its determination to approve the selection of WCM as a sub-adviser to the IEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by WCM; the past performance of similar accounts managed by WCM that employ a strategy similar to the strategy proposed for the IEF; the fees charged to clients of WCM; the fees charged by other investment advisers that employ similar strategies; and information regarding WCM’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend WCM. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to WCM’s standard fee schedule. The Board took this into account in assessing the potential of WCM to contribute economies of scale as the IEF grows in size. The Board noted that the Adviser’s recommendation to hire WCM was based on its analysis of the IEF’s investment objective and the structure of the IEF’s sub-adviser composite. The Board also noted that the Adviser’s recommendation is intended to reduce the IEF’s current risk profile while preserving a desirable level of upside potential.
Because this engagement with WCM would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that WCM did provide an estimate of profitability for providing its services to the IEF, which was based on a pro rata allocation of expenses based on the estimated portfolio account AUM to total firm AUM. The Trustees considered the Adviser’s assessment of WCM’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by WCM, believed that WCM was financially sound.
The Board considered the fees to be paid to WCM under the WCM Agreement, as well as the overall fee structure under the WCM Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the IEF’s overall management and advisory fees would increase as a result of the appointment of WCM. The Board also noted that the IEF, and not the Adviser, would pay fees to WCM directly and that, as a result, the appointment of WCM would not be expected to affect the Adviser’s profitability with respect to the IEF.
IThe Board considered potential “fall-out” or ancillary benefits anticipated to be received by WCM as a result of its arrangements with the IEF. The Board concluded that any potential benefits to be derived by WCM included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.
The Board considered that WCM’s Focus Growth International Strategy (the “WCM Strategy”) composite performance history versus its benchmark, the MSCI EAFE Growth Index, and similarly-managed funds had been favorable over historical time periods (evaluated since December 2004). While noting that past performance does not indicate future results, the Board considered that the proposed strategy had outperformed its benchmark index over the one-, three-, five-, seven-year and analysis periods ended December 31, 2018.
The Board further considered the qualifications, experience and capabilities of the WCM individuals who would have primary portfolio management responsibilities for the IEF. In addition, the Board noted that, as of December 31, 2018, the AUM for the proposed WCM Strategy were approximately $25.2 billion, with total firm assets of approximately $29.8 billion as of December 31, 2018.
The Board considered that the Adviser intended to allocate approximately 15% of the IEF’s assets to the WCM Strategy, thereby reducing the asset allocation to other sub-advisers for the IEF. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the IEF and, as such, would enhance the IEF’s potential to provide long-term capital appreciation. The Board noted the Adviser’s representation that WCM would be comfortable managing the WCM Strategy in accordance with the IEF’s socially responsible investment policy.
The Board noted that the estimated costs of the transition of assets from the terminated Baillie Gifford Overseas Limited portfolio account to WCM, as estimated by the Adviser, appeared to be reasonable. Among other things, the Board considered the fact that the transition would occur primarily within the developed international equity markets, with some trading in emerging international equity markets, and therefore, may entail higher transaction costs compared to transactions involving other asset classes such as domestic stocks.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that WCM would provide investment management services that are appropriate in scope and that the fees paid to WCM under the WCM Agreement were fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC ALTERNATIVES FUND (Unaudited)
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of a new sub-advisory agreement among the Adviser, the Trust and Weiss Multi-Strategy Advisers LLC (“Weiss”) on behalf of the Strategic Alternatives Fund (the “SAF”) (the “Weiss Agreement”). The Board approved the Weiss Agreement at an in-person meeting of the Board held on May 20-21, 2019.
The Board’s decision to approve the Weiss Agreement reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the SAF and its shareholders. Prior to approving the Weiss Agreement, the Board requested and received information from the Adviser and Weiss, and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the Weiss Agreement. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by Weiss; (ii) the personnel resources of Weiss; (iii) the experience and expertise of Weiss, particularly of the investment management team providing services to the SAF that would be transitioning to Weiss; (iv) the financial capabilities and financial resources of Weiss; (v) the compliance program and compliance history of Weiss; (vi) performance history information, including comparisons to relevant benchmarks and similarly-managed funds; (vii) fee information, including the amount of the contractual sub-advisory fee and comparisons to Weiss’s other clients and the SAF’s current fee structure; (viii) the expected profitability of Weiss with respect to the SAF; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by Weiss, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the SAF. The Board also evaluated whether the approval of the Weiss Agreement was in the best interest of the SAF and its shareholders.

No one factor was determinative in the Board’s consideration of the Weiss Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the Weiss Agreement, as well as the nature, extent and quality of the services to be provided by Weiss under the Weiss Agreement and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about Weiss prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about Weiss in a presentation made during the meeting, discussed the comprehensive review process used by the Adviser to recommend Weiss and responded to questions from the Board.
The Independent Trustees met separately in executive session with Independent Counsel, as did the IMC, to discuss and consider the information presented in connection with the approval of the Weiss Agreement, as well as the Board’s responsibilities and duties in approving the agreement.
BOARD APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC ALTERNATIVES FUND
In considering the approval of the Weiss Agreement for the SAF, the Board took into account the materials provided prior to and during the meeting, the presentations made and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the Weiss Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Weiss Agreement, the investment management team at Weiss, the reasonableness of Weiss’s sub-advisory fees and whether the appointment of Weiss would be reasonable and fair to the SAF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Weiss Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Weiss as a sub-adviser to the SAF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Weiss to the SAF; composite historical performance information; and information regarding Weiss’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Weiss. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Weiss’s standard fee schedule and the fee schedule of Perella Weinberg Partners Capital Management LP (“PWP”), the sub-adviser for the SAF that was replaced by Weiss. The Board took this into account in assessing the potential of Weiss to contribute economies of scale as the SAF grows in size.
The Board took note that the primary reason for the Adviser’s recommendation to hire Weiss was to ensure that the SAF could continue to utilize the Diversified Equities Strategy (the “DE Strategy”), currently utilized by the SAF, following the transition of the investment team which currently manages PWP’s allocation of the SAF (the “Investment Team”) to Weiss. The Board further noted that the Investment Team’s decision to join Weiss was as a result of the decision of PWP’s parent company to separate its advisory and asset management businesses into two independent firms. The Board considered that the Investment Team, with the exception of one individual who planned to retire, was moving to Weiss effective on or after August 1, 2019. Further, the Board considered that, following the move to Weiss, the Investment Team would manage the DE Strategy currently utilized by the SAF in accordance with the same investment philosophy and process. The Board also considered the Adviser’s representation that it did not expect a change in the level or quality of services provided to the SAF by the Investment Team. The Board noted the Adviser’s belief that the transition from PWP to Weiss would benefit the Investment Team and would ultimately benefit the SAF and its shareholders.
Because this engagement with Weiss is new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Weiss did provide an estimate of profitability for providing its services to the SAF, which was based on an analysis of other funds managed by the Investment Team. The Trustees considered the Adviser’s assessment of Weiss’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Weiss, believed that Weiss was financially sound.
The Board considered the fees to be paid to Weiss under the Weiss Agreement, as well as the overall fee structure under the Weiss Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the SAF’s overall management and advisory fees would remain unchanged as a result of the appointment of Weiss. The Board also noted that the SAF, and not the Adviser, would pay fees to Weiss directly, and that, as a result, the appointment of Weiss would not be expected to affect the Adviser’s profitability with respect to the SAF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Weiss and its affiliates as a result of its arrangements with the SAF. The Board concluded that any potential benefits to be derived by Weiss included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.
The Board considered that the Adviser intended to allocate approximately 25% of the SAF’s assets to Weiss. The Board noted the Adviser’s determination that the DE Strategy would continue to complement the other strategies currently utilized in the SAF. The Board noted the Adviser’s representation that Weiss would be comfortable managing the DE Strategy in accordance with the SAF’s faith-based investing policy.
The Board took note that, despite the Investment Team’s move to Weiss and the change in the name of the DE Strategy to the “Weiss Diversified Equities Strategy,” the DE Strategy would maintain its performance record. While noting that past performance does not indicate future results, the Board considered that the composite performance (since March 2012) of the DE Strategy, gross of fees as of March 31, 2019, versus its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, and similarly-managed funds had been favorable over historical time periods. The Board noted that, while the inception date of the DE Strategy at PWP was March 2012, the DE Strategy had been actively managed by the Investment Team since May 2005, while the Investment Team was employed at Deutsche Bank AG. The Board further noted that the DE Strategy had never recorded a negative calendar year since inception.
The Board noted that the Adviser did not anticipate utilizing a transition manager to transfer assets from PWP to Weiss, as the holdings were expected to be transferred in-kind between accounts with no transaction costs on or after August 1, 2019.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Weiss would provide investment management services that would be appropriate in scope and that the fees to be paid to Weiss by the SAF under the Weiss Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD REVIEW AND APPROVAL OF AMENDED AND RESTATED SUB-ADVISORY AGREEMENT FOR THE GLOBAL REAL ESTATE SECURITIES FUND (Unaudited)
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of an amended and restated sub-advisory agreement among the Adviser, the Trust and Heitman Real Estate Securities LLC (“Heitman”) on behalf of the Global Real Estate Securities Fund (the “GRESF”) (the “Heitman Agreement”). The Board approved the Heitman Agreement at an in-person meeting of the Board held on May 20-21, 2019.
The Board’s decision to approve the Heitman Agreement reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the GRESF and its shareholders. Prior to approving the Heitman Agreement, the Board requested and received information from the Adviser and Heitman and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.

In considering the approval of the Heitman Agreement for the GRESF, the Board took into account the materials provided prior to and during the meeting, the presentation made during the meeting and the discussions during the meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. In making its determination to approve the amendments to the Heitman Agreement, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. The Board noted that there would be no changes to the nature, extent, and quality of the services provided to the GRESF by Heitman or to the sub-advisory fee paid to Heitman for such services. The Board also noted that there would be no changes to the terms of the sub-advisory agreement other than as appropriate to reflect the reorganization and Heitman’s responsibility for any of its affiliates that provide services to the GRESF.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Heitman would continue to provide investment management services that are appropriate in scope and that the fees paid to Heitman under the Heitman Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2019) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 6.8Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$ 6.8Tr
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Payden & Rygel	1983	$114.3B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 1.4Tr
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Western Asset Management Company and Western Asset Management Company Limited	1971	$ 450.0B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$287.7B
	Schroder Investment Management North America Inc.	1804	$110.0B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$287.7B
	Western Asset Management Company and Western Asset Management Company Limited	1971	$ 450.0B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$ 168.0B
	AQR Capital Management, LLC	1998	$193.9B
	Parametric Portfolio Associates LLC	1992	$246.0B
	Shenkman Capital Management, Inc.	1985	$ 26.6B
Equity Index	Legal & General Investment Management America, Inc.	2006	$202.2B
Value Equity	AJO, LP	1984	$ 21.4B
	American Century Investment Management, Inc.	1958	$ 168.0B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 76.5B
	Legal & General Investment Management America, Inc.	2006	$202.2B
	TCW Investment Management Company LLC	1971	$ 205.0B
Growth Equity	Brown Advisory, LLC	1993	$ 37.0B
	ClearBridge Investments, LLC	2005	$146.4B
	Loomis, Sayles & Company, L.P.	1926	$287.7B
	Sands Capital Management, LLC	1992	$ 42.6B
Small Cap Equity	AJO, LP	1984	$ 21.4B
	Delaware Investments Fund Advisers	1929	$248.6B
	Jacobs Levy Equity Management, Inc.	1986	$ 10.0B
	TimesSquare Capital Management, LLC	2000	$ 16.8B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$202.2B
International Equity	AQR Capital Management, LLC	1998	$193.9B
	Harris Associates L.P.	1976	$117.1B
	MFS Institutional Advisors, Inc.	1970	$487.8B
	Mondrian Investment Partners Ltd.	1990	$ 51.2B
	WCM Investment Management, LLC	1976	$ 40.5B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$193.9B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.4Tr
	Wellington Management Company LLP	1928	$ 1.1Tr

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Global Real Estate Securities	Heitman Real Estate Securities, LLC and Heitman International Real Estate Securities HK Limited	1989	$ 44.0B
	RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited	1975	$ 68.7B
Strategic Alternatives Fund	Allianz Global Investors U.S. LLC	1895	$121.2B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.4T
	Neuberger Berman Investment Advisers LLC	2002	$333.1B
	Parametric Portfolio Associates LLC	1992	$246.0B
	Perella Weinberg Partners Capital Management LP1	2006	$ 13.8B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 8.5Tr
Cash Overlay for Target Date, Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$246.0B
(1)Assets as of March 31, 2019.

GuideStone Funds
5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

353159 07/19 2239

Item 1. Reports to Stockholders (cont.).

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s first fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 5, 2019

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	September 5, 2019

*	Print the name and title of each signing officer under his or her signature.